OMB APPROVAL
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (No. 002-34393)	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 334	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (No. 811-01879)	☒
Amendment No. 317	☒
(Check appropriate box or boxes.)

JANUS INVESTMENT FUND
(Exact Name of Registrant as Specified in Charter)
151 Detroit Street, Denver, Colorado 80206-4805
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: 303-333-3863
Stephanie Grauerholz – 151 Detroit Street, Denver, Colorado 80206-4805
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on January 28, 2026 at 12:01am Mountain Time pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

▼ January 28, 2026
Janus Investment Fund
Prospectus

	Class A Shares Ticker	Class C Shares Ticker	Class S Shares Ticker	Class I Shares Ticker	Class N Shares Ticker	Class R Shares Ticker	Class T Shares Ticker
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	JDBAX	JABCX	JABRX	JBALX	JABNX	JDBRX	JABAX
Janus Henderson Contrarian Fund	JCNAX	JCNCX	JCNIX	JCONX	JCNNX	JCNRX	JSVAX
Janus Henderson Enterprise Fund	JDMAX	JGRCX	JGRTX	JMGRX	JDMNX	JDMRX	JAENX
Janus Henderson Forty Fund	JDCAX	JACCX	JARTX	JCAPX	JFRNX	JDCRX	JACTX
Janus Henderson Growth and Income Fund	JDNAX	JGICX	JADGX	JGINX	JDNNX	JDNRX	JAGIX
Janus Henderson Research Fund	JRAAX	JRACX	JRASX	JRAIX	JRANX	JRARX	JAMRX
Janus Henderson Triton Fund	JGMAX	JGMCX	JGMIX	JSMGX	JGMNX	JGMRX	JATTX
Janus Henderson U.S. Dividend Income Fund	N/A	N/A	N/A	JIDVX	JNDVX	N/A	N/A
Janus Henderson Venture Fund	JVTAX	JVTCX	JVTSX	JVTIX	JVTNX	N/A	JAVTX

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes nine portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund (the “Trust”). Janus Henderson Investors US LLC (the “Adviser”) serves as investment adviser to each Fund.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares (individually and/or collectively, the “Shares”) are offered by this Prospectus.
The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of Shares. For additional information about these classes of Shares and whether or not you are eligible to purchase these Shares, please refer to the Shareholder’s Guide section of the Prospectus.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Fund summary
Janus Henderson Balanced Fund	2
Janus Henderson Contrarian Fund	9
Janus Henderson Enterprise Fund	15
Janus Henderson Forty Fund	21
Janus Henderson Growth and Income Fund	27
Janus Henderson Research Fund	33
Janus Henderson Triton Fund	39
Janus Henderson U.S. Dividend Income Fund	45
Janus Henderson Venture Fund	50
Additional information about the Funds
Fees and expenses	56
Additional investment strategies and general portfolio policies	57
Risks of the Funds	64
Management of the Funds
Investment adviser	76
Management expenses	77
Portfolio management	79
Other information	83
Distributions and taxes	84
Shareholder’s guide
Pricing of fund shares	88
Choosing a share class	90
Distribution, servicing, and administrative fees	92
Payments to financial intermediaries by the Adviser or its affiliates	93
Purchases	94
Exchanges	99
Redemptions	99
Excessive trading	101
Shareholder communications	103
Financial highlights	105
Appendix A – intermediary sales charge waivers and discounts	162
Glossary of investment terms	171
1 | Janus Investment Fund

Fund summary

Janus Henderson Balanced Fund
Ticker:	JDBAX	Class A Shares	JABRX	Class S Shares	JABNX	Class N Shares	JABAX	Class T Shares
	JABCX	Class C Shares	JBALX	Class I Shares	JDBRX	Class R Shares

Investment Objective
Janus Henderson Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 94 of the Fund’s Prospectus and in the “Purchases” section on page 76 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.09%	0.08%	0.27%	0.12%	0.02%	0.27%	0.27%
Total Annual Fund Operating Expenses	0.89%	1.63%	1.07%	0.67%	0.57%	1.32%	0.82%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 661	$ 843	$ 1,040	$ 1,608
Class C Shares	$ 266	$ 514	$ 887	$ 1,735
Class S Shares	$ 109	$ 340	$ 590	$ 1,306
Class I Shares	$ 68	$ 214	$ 373	$ 835
Class N Shares	$ 58	$ 183	$ 318	$ 714
2 | Janus Henderson Balanced Fund

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class R Shares	$ 134	$ 418	$ 723	$ 1,590
Class T Shares	$ 84	$ 262	$ 455	$ 1,014

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 661	$ 843	$ 1,040	$ 1,608
Class C Shares	$ 166	$ 514	$ 887	$ 1,735
Class S Shares	$ 109	$ 340	$ 590	$ 1,306
Class I Shares	$ 68	$ 214	$ 373	$ 835
Class N Shares	$ 58	$ 183	$ 318	$ 714
Class R Shares	$ 134	$ 418	$ 723	$ 1,590
Class T Shares	$ 84	$ 262	$ 455	$ 1,014

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by normally investing 35-70% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Fund normally invests at least 25% of its assets in fixed-income senior securities. As of September 30, 2025, approximately 63.49% of the Fund’s assets were held in equity securities, including common stocks, and 36.51% of the Fund’s assets were held in fixed-income securities and cash equivalents.
The Fund’s equity investments include, but are not limited to, common stocks and other securities with equity characteristics. The Fund’s fixed-income investments include, but are not limited to, government notes and bonds, corporate bonds, commercial and residential mortgage-backed securities, and asset-backed securities. The Fund may also invest in money market instruments. The Fund may invest in fixed and floating rate obligations with varying durations.
The Fund will limit its investments in high-yield bonds (also known as “junk” bonds) to 35% of the fixed-income portion of its net assets. The Fund may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities. The Fund also invests in securities that have contractual restrictions that prohibit or limit their public resale, which may include Rule 144A securities.
The Fund may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as fixed-income securities, currencies, interest rates, or market indices. The Fund may also use index credit default swaps for hedging purposes (to offset risks associated with an investment exposure or market conditions), to increase or decrease the Fund’s exposure to a particular market, to manage or adjust the risk profile of the Fund relative to its benchmark index, and to earn income, enhance returns, or preserve capital. The Fund’s exposure to derivatives will vary and may include derivatives that have characteristics similar to the securities in which the Fund may directly invest. The Fund may take short positions on derivatives instruments.
In choosing equity investments, portfolio management applies a “bottom-up” approach. In other words, equity portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that equity portfolio management will consider in its fundamental analysis include a company’s revenue growth potential, returns on capital, and balance sheet flexibility. Equity portfolio management will generally consider selling a security when, among other things, it reaches or exceeds its targeted value, the investment thesis for owning the position has changed, or to rebalance industry or sector weightings.
In choosing fixed-income investments, portfolio management’s investment process is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. Fixed-income portfolio management evaluates expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators. This research encompasses both traditional fundamental analysis and data driven quantitative models and signals from such models.
3 | Janus Henderson Balanced Fund

As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Fixed-Income Securities Risk. Fixed-income securities are generally subject to the following risks:
•
Interest rate risk, which is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Changing interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.
•
Credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.
4 | Janus Henderson Balanced Fund

•
Prepayment risk, which is the risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Fund to reinvest its assets in securities with lower yields, resulting in a decline in the Fund’s income or return potential.
•
Extension risk, which is the risk that, during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall.
•
Valuation risk, which is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.
•
Liquidity risk, which is the risk that fixed-income securities may be difficult or impossible to sell at the time that portfolio management would like or at the price portfolio management believes the security is currently worth. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced).
High-Yield Bond Risk. High-yield bonds (also known as “junk” bonds) are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The value of mortgage- and asset-backed securities will be influenced by factors affecting the real estate market and the assets underlying these securities. Investments in mortgage-and asset-backed securities may be subject to credit risk, valuation risk, liquidity risk, extension risk, and prepayment risk. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn.
Sovereign Debt Risk. Investments in U.S. and non-U.S. government debt securities (“sovereign debt”), can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty may default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund may lose the net amount of the payments that it contractually is entitled to receive. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.
Floating Rate Obligations Risk. The Fund may invest in floating rate obligations with interest rates that reset regularly. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Changes in the interest rates on floating rate obligations could result in lower income to the Fund. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Fund may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value.
TBA Commitments Risk. Although TBA commitments must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the
5 | Janus Henderson Balanced Fund

counterparty. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to the Fund may be less favorable than expected. There is a risk that the security that the Fund buys will lose value between the purchase and settlement dates. TBA purchase and sales commitments may significantly increase the Fund’s portfolio turnover rate and are not included in the portfolio turnover rate calculation.
Short Exposure Risk. The Fund may enter into a derivatives transaction to obtain short investment exposure to the underlying reference asset. If the value of the underlying reference asset on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes the Fund to credit risk, counterparty risk, and leverage risk.
Rule 144A Securities and Other Exempt Securities Risk. Investments in securities issued under Regulation S and Rule 144A and other securities exempt from certain registration requirements could have the effect of decreasing the Fund’s liquidity profile or preventing the Fund from disposing of them promptly at advantageous prices. Investments in securities exempt from certain registration requirements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
6 | Janus Henderson Balanced Fund

Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	12.86%	Worst Quarter:	2nd Quarter 2022	– 11.71%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years
Class T Shares
Return Before Taxes	14.86%	8.27%	9.96%
Return After Taxes on Distributions	12.41%	6.92%	8.68%
Return After Taxes on Distributions and Sale of Fund Shares	10.13%	6.23%	7.78%
Class A Shares – Return Before Taxes(1)	8.19%	6.91%	9.21%
Class C Shares – Return Before Taxes(2)	12.95%	7.41%	9.09%
Class S Shares – Return Before Taxes	14.57%	7.99%	9.68%
Class I Shares – Return Before Taxes	15.01%	8.43%	10.14%
Class N Shares – Return Before Taxes	15.14%	8.53%	10.22%
Class R Shares – Return Before Taxes	14.30%	7.73%	9.41%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	17.88%	14.42%	14.82%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	7.30%	– 0.36%	2.01%
Balanced Index (reflects no deduction for expenses, fees, or taxes)	13.70%	7.95%	9.25%

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s broad-based benchmark indices are the S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index. The Fund’s additional benchmark index is the Balanced Index. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
•
The Bloomberg U.S. Aggregate Bond Index is made up of U.S. dollar-denominated, fixed-rate taxable bonds, including securities that are of investment grade quality or better.
•
The Balanced Index is an internally-calculated, hypothetical combination of unmanaged indices. Prior to April 29, 2024, the Balanced Index reflects total returns of the S&P 500 Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%). Effective April 29, 2024, the Balanced Index reflects the total returns of the S&P 500 Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%).
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
7 | Janus Henderson Balanced Fund

After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Jeremiah Buckley, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2015. Michael Keough is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2019. Greg Wilensky, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since February 2020.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, Class I Shares†, Class R Shares, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UTMA accounts	$500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $250,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
8 | Janus Henderson Balanced Fund

Fund summary

Janus Henderson Contrarian Fund
Ticker:	JCNAX	Class A Shares	JCNIX	Class S Shares	JCNNX	Class N Shares	JSVAX	Class T Shares
	JCNCX	Class C Shares	JCONX	Class I Shares	JCNRX	Class R Shares

Investment Objective
Janus Henderson Contrarian Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 94 of the Fund’s Prospectus and in the “Purchases” section on page 76 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees(1)	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.15%	0.13%	0.48%	0.13%	0.03%	0.41%	0.27%
Total Annual Fund Operating Expenses	0.90%	1.63%	1.23%	0.63%	0.53%	1.41%	0.77%
Fee Waiver and/or Expense Reimbursement(2)	0.00%	0.00%	0.12%	0.00%	0.00%	0.04%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.90%	1.63%	1.11%	0.63%	0.53%	1.37%	0.77%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
(2)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, including networking/omnibus/shareholder servicing fees payable by any share class, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses) exceed 0.75% for at least a one-year period commencing on January 28, 2026. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Class C Shares automatically convert to Class A Shares
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after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 662	$ 845	$ 1,045	$ 1,619
Class C Shares	$ 266	$ 514	$ 887	$ 1,738
Class S Shares	$ 113	$ 378	$ 664	$ 1,478
Class I Shares	$ 64	$ 202	$ 351	$ 786
Class N Shares	$ 54	$ 170	$ 296	$ 665
Class R Shares	$ 139	$ 442	$ 767	$ 1,687
Class T Shares	$ 79	$ 246	$ 428	$ 954

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 662	$ 845	$ 1,045	$ 1,619
Class C Shares	$ 166	$ 514	$ 887	$ 1,738
Class S Shares	$ 113	$ 378	$ 664	$ 1,478
Class I Shares	$ 64	$ 202	$ 351	$ 786
Class N Shares	$ 54	$ 170	$ 296	$ 665
Class R Shares	$ 139	$ 442	$ 767	$ 1,687
Class T Shares	$ 79	$ 246	$ 428	$ 954

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by primarily investing in equity securities. The Fund normally invests in a portfolio of 35-55 common stocks. Portfolio management seeks to invest in companies where the stock price trades at a significant discount to portfolio management’s estimate of intrinsic value and whose intrinsic value portfolio management believes will grow over time. The Fund is classified as nondiversified, which allows it to hold larger positions in more securities as compared to a fund that is classified as diversified. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Fund may invest in foreign securities.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. In conducting the “bottom-up” analysis, portfolio management seeks to identify durable businesses whose stocks are available at market prices below portfolio management’s estimate of their intrinsic value, whose intrinsic value is expected to grow over time, and whose management teams are aligned with shareholders. Portfolio management will generally consider selling a stock when, in portfolio management’s opinion, the business shows declining fundamentals, the stock is overvalued, or if the investing thesis for owning the stock has changed.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may
10 | Janus Henderson Contrarian Fund

be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Issuer Concentration Risk. The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments.
Nondiversification Risk. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives the Fund’s portfolio management more flexibility to hold larger positions in more securities than a fund that is classified as diversified. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.
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Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	25.93%	Worst Quarter:	1st Quarter 2020	– 24.61%

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Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years	Since Inception
Class T Shares
Return Before Taxes	7.29%	7.85%	11.26%	—
Return After Taxes on Distributions	4.80%	5.93%	9.36%	—
Return After Taxes on Distributions and Sale of Fund Shares(1)	6.16%	5.96%	8.79%	—
Class A Shares – Return Before Taxes(2)	0.95%	6.43%	10.46%	—
Class C Shares – Return Before Taxes(3)	5.49%	6.95%	10.36%	—
Class S Shares – Return Before Taxes	6.89%	7.48%	10.88%	—
Class I Shares – Return Before Taxes	7.38%	7.98%	11.41%	—
Class N Shares – Return Before Taxes	7.51%	8.09%	N/A	12.68%(4)
Class R Shares – Return Before Taxes	6.64%	7.20%	10.58%	—
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	17.88%	14.42%	14.82%	—

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)
Calculated assuming maximum permitted sales loads.
(3)
The one year return is calculated to include the contingent deferred sales charge.
(4)
Since the inception of Class N Shares on August 4, 2017.
The Fund’s broad-based benchmark index is the S&P 500 Index. The index is described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since July 2017. Edward Su, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since February 2026.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, Class I Shares†, Class R Shares, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UTMA accounts	$500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

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†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $250,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
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Fund summary

Janus Henderson Enterprise Fund
Ticker:	JDMAX	Class A Shares	JGRTX	Class S Shares	JDMNX	Class N Shares	JAENX	Class T Shares
	JGRCX	Class C Shares	JMGRX	Class I Shares	JDMRX	Class R Shares

Investment Objective
Janus Henderson Enterprise Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 94 of the Fund’s Prospectus and in the “Purchases” section on page 76 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.25%	0.12%	0.27%	0.12%	0.02%	0.27%	0.27%
Total Annual Fund Operating Expenses	1.14%	1.76%	1.16%	0.76%	0.66%	1.41%	0.91%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 685	$ 916	$ 1,167	$ 1,881
Class C Shares	$ 279	$ 554	$ 954	$ 1,910
Class S Shares	$ 118	$ 368	$ 638	$ 1,409
Class I Shares	$ 78	$ 243	$ 422	$ 942
Class N Shares	$ 67	$ 211	$ 368	$ 822
Class R Shares	$ 144	$ 446	$ 771	$ 1,691
Class T Shares	$ 93	$ 290	$ 504	$ 1,120

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If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 685	$ 916	$ 1,167	$ 1,881
Class C Shares	$ 179	$ 554	$ 954	$ 1,910
Class S Shares	$ 118	$ 368	$ 638	$ 1,409
Class I Shares	$ 78	$ 243	$ 422	$ 942
Class N Shares	$ 67	$ 211	$ 368	$ 822
Class R Shares	$ 144	$ 446	$ 771	$ 1,691
Class T Shares	$ 93	$ 290	$ 504	$ 1,120

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing primarily in common stocks. The Fund normally invests at least 50% of its equity assets in medium-sized companies whose market capitalization falls within the 12-month capitalization range of companies in the Russell Midcap® Growth Index. The market capitalizations within the index will vary, but as of September 30, 2025, they ranged from approximately $124 million to $105.73 billion. The Fund may also invest in foreign securities.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Attributes considered in the process of securities selection may include growth potential and sustainable growth, return on invested capital, attractive valuation, strength of management, and competitive positioning. The Fund will generally consider selling a stock when, in portfolio management’s opinion, there is a change in the company’s or industry’s fundamentals, there is a deterioration in a company’s competitive positioning, or if a company reaches or exceeds its targeted value. The Fund will also consider selling a stock if a company’s market capitalization exceeds the top of the medium-sized company range.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to
16 | Janus Henderson Enterprise Fund

understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
17 | Janus Henderson Enterprise Fund

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	23.17%	Worst Quarter:	1st Quarter 2020	– 24.07%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years
Class T Shares
Return Before Taxes	7.50%	7.46%	12.52%
Return After Taxes on Distributions	5.72%	5.14%	10.72%
Return After Taxes on Distributions and Sale of Fund Shares(1)	5.72%	5.50%	10.07%
Class A Shares – Return Before Taxes(2)	1.11%	5.97%	11.62%
Class C Shares – Return Before Taxes(3)	5.65%	6.66%	11.65%
Class S Shares – Return Before Taxes	7.22%	7.19%	12.24%
Class I Shares – Return Before Taxes	7.64%	7.62%	12.69%
Class N Shares – Return Before Taxes	7.75%	7.72%	12.79%
Class R Shares – Return Before Taxes	6.96%	6.92%	11.96%
Russell 3000® Index (reflects no deduction for expenses, fees, or taxes)	17.15%	13.15%	14.29%
Russell Midcap® Growth Index (reflects no deduction for expenses, fees, or taxes)	8.66%	6.65%	12.49%

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)
Calculated assuming maximum permitted sales loads.
(3)
The one year return is calculated to include the contingent deferred sales charge.
18 | Janus Henderson Enterprise Fund

The Fund’s broad-based benchmark index is the Russell 3000 Index, due to regulatory requirements. The Fund’s additional benchmark is the Russell Midcap Growth Index, which has investment characteristics similar to those of the Fund. The indices are described below.
•
The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies.
•
The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Brian Demain, CFA, is Executive Vice President and Lead Portfolio Manager of the Fund, which he has managed or co-managed since November 2007. Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since July 2016.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, Class I Shares†, Class R Shares, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UTMA accounts	$500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $250,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

19 | Janus Henderson Enterprise Fund

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
20 | Janus Henderson Enterprise Fund

Fund summary

Janus Henderson Forty Fund
Ticker:	JDCAX	Class A Shares	JARTX	Class S Shares	JFRNX	Class N Shares	JACTX	Class T Shares
	JACCX	Class C Shares	JCAPX	Class I Shares	JDCRX	Class R Shares

Investment Objective
Janus Henderson Forty Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 94 of the Fund’s Prospectus and in the “Purchases” section on page 76 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees(1)	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.09%	0.10%	0.26%	0.10%	0.02%	0.27%	0.26%
Total Annual Fund Operating Expenses	0.88%	1.64%	1.05%	0.64%	0.56%	1.31%	0.80%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 660	$ 840	$ 1,035	$ 1,597
Class C Shares	$ 267	$ 517	$ 892	$ 1,741
Class S Shares	$ 107	$ 334	$ 579	$ 1,283
Class I Shares	$ 65	$ 205	$ 357	$ 798
Class N Shares	$ 57	$ 179	$ 313	$ 701
21 | Janus Henderson Forty Fund

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class R Shares	$ 133	$ 415	$ 718	$ 1,579
Class T Shares	$ 82	$ 255	$ 444	$ 990

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 660	$ 840	$ 1,035	$ 1,597
Class C Shares	$ 167	$ 517	$ 892	$ 1,741
Class S Shares	$ 107	$ 334	$ 579	$ 1,283
Class I Shares	$ 65	$ 205	$ 357	$ 798
Class N Shares	$ 57	$ 179	$ 313	$ 701
Class R Shares	$ 133	$ 415	$ 718	$ 1,579
Class T Shares	$ 82	$ 255	$ 444	$ 990

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by normally investing in a portfolio of 30-40 common stocks. The Fund may invest in companies of any size but will invest primarily in larger, well-established companies. The Fund may also invest in foreign securities. The Fund is classified as nondiversified, which allows it to hold larger positions in more securities as compared to a fund that is classified as diversified. As of September 30, 2025, the Fund held stocks of 30 companies. Of these holdings, 15 comprised approximately 75.47% of the Fund’s holdings.
Portfolio management applies a “bottom-up” approach that focuses on fundamental research and considers, among other factors, a company’s sustainable competitive advantages, long-term growth potential, and shareholder value. The Fund will generally consider selling a security when, in portfolio management’s opinion, there is a deterioration in a company’s financials, the investment thesis for owning the position has changed, or if the security exceeds its targeted value.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks
22 | Janus Henderson Forty Fund

tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Nondiversification Risk. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives the Fund’s portfolio management more flexibility to hold larger positions in more securities than a fund that is classified as diversified. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return.
Issuer Concentration Risk. The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments. The Fund’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Fund’s performance and share price.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the
23 | Janus Henderson Forty Fund

collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class S Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	26.53%	Worst Quarter:	2nd Quarter 2022	– 25.58%

24 | Janus Henderson Forty Fund

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years
Class S Shares
Return Before Taxes	17.87%	11.21%	15.63%
Return After Taxes on Distributions	14.52%	9.06%	13.34%
Return After Taxes on Distributions and Sale of Fund Shares	13.00%	8.61%	12.46%
Class A Shares – Return Before Taxes(1)	11.26%	10.07%	15.11%
Class C Shares – Return Before Taxes(2)	16.31%	10.64%	15.05%
Class I Shares – Return Before Taxes	18.35%	11.66%	16.11%
Class N Shares – Return Before Taxes	18.43%	11.75%	16.19%
Class R Shares – Return Before Taxes	17.54%	10.93%	15.33%
Class T Shares – Return Before Taxes	18.16%	11.49%	15.92%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	17.37%	13.59%	14.59%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	18.56%	15.32%	18.13%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	17.88%	14.42%	14.82%

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s broad-based benchmark index is the Russell 1000 Index due to regulatory requirements. The Fund’s additional benchmark index is the Russell 1000 Growth Index, which has investment characteristics similar to those of the Fund. The Fund’s additional benchmark is the S&P 500 Index. The indices are described below.
•
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.
•
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class S Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class S Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Brian Recht is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since March 2022. Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2016.

25 | Janus Henderson Forty Fund

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, Class I Shares†, Class R Shares, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UTMA accounts	$500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $250,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
26 | Janus Henderson Forty Fund

Fund summary

Janus Henderson Growth and Income Fund
Ticker:	JDNAX	Class A Shares	JADGX	Class S Shares	JDNNX	Class N Shares	JAGIX	Class T Shares
	JGICX	Class C Shares	JGINX	Class I Shares	JDNRX	Class R Shares

Investment Objective
Janus Henderson Growth and Income Fund seeks long-term capital growth and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 94 of the Fund’s Prospectus and in the “Purchases” section on page 76 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.13%	0.09%	0.29%	0.11%	0.03%	0.33%	0.27%
Total Annual Fund Operating Expenses	0.98%	1.69%	1.14%	0.71%	0.63%	1.43%	0.87%
Fee Waiver and/or Expense Reimbursement(1)	0.00%	0.00%	0.02%	0.00%	0.01%	0.06%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.98%	1.69%	1.12%	0.71%	0.62%	1.37%	0.87%

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, including networking/omnibus/shareholder servicing fees payable by any share class, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses) exceed 0.62% for at least a one-year period commencing on January 28, 2026. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Class C Shares automatically convert to Class A Shares
27 | Janus Henderson Growth and Income Fund

after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 669	$ 869	$ 1,086	$ 1,707
Class C Shares	$ 272	$ 533	$ 918	$ 1,809
Class S Shares	$ 114	$ 360	$ 626	$ 1,384
Class I Shares	$ 73	$ 227	$ 395	$ 883
Class N Shares	$ 63	$ 201	$ 350	$ 785
Class R Shares	$ 139	$ 447	$ 776	$ 1,708
Class T Shares	$ 89	$ 278	$ 482	$ 1,073

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 669	$ 869	$ 1,086	$ 1,707
Class C Shares	$ 172	$ 533	$ 918	$ 1,809
Class S Shares	$ 114	$ 360	$ 626	$ 1,384
Class I Shares	$ 73	$ 227	$ 395	$ 883
Class N Shares	$ 63	$ 201	$ 350	$ 785
Class R Shares	$ 139	$ 447	$ 776	$ 1,708
Class T Shares	$ 89	$ 278	$ 482	$ 1,073

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by normally investing in dividend-paying common stocks with strong growth potential.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include a company’s returns on capital, balance sheet flexibility, and dividend growth potential. Portfolio management will generally consider selling a security when, among other things, it reaches or exceeds its targeted value, the investment thesis for owning the position has changed, or to rebalance industry or sector weightings.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The Fund’s investment strategies could result in significant fluctuations of income. The principal risks associated with investing in the Fund are set forth below.
28 | Janus Henderson Growth and Income Fund

Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
29 | Janus Henderson Growth and Income Fund

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	17.76%	Worst Quarter:	1st Quarter 2020	– 22.99%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years	Since Inception
Class T Shares
Return Before Taxes	19.97%	12.44%	13.23%	—
Return After Taxes on Distributions	16.24%	10.01%	11.28%	—
Return After Taxes on Distributions and Sale of Fund Shares	14.46%	9.59%	10.57%	—
Class A Shares – Return Before Taxes(1)	12.93%	10.96%	12.42%	—
Class C Shares – Return Before Taxes(2)	18.08%	11.58%	12.34%	—
Class S Shares – Return Before Taxes	19.67%	12.14%	12.93%	—
Class I Shares – Return Before Taxes	20.14%	12.61%	13.40%	—
Class N Shares – Return Before Taxes	20.25%	12.70%	N/A	13.14%(3)
Class R Shares – Return Before Taxes	19.34%	11.84%	12.62%	—
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	17.88%	14.42%	14.82%	—
S&P 500® Dividend Aristocrats Index (reflects no deduction for expenses, fees, or taxes)	7.28%	8.04%	10.49%	—

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
30 | Janus Henderson Growth and Income Fund

(3)
Since the inception of Class N Shares on August 4, 2017.
The Fund’s broad-based benchmark index is the S&P 500 Index. Effective July 28, 2025, the Fund’s additional benchmark index is the S&P 500 Dividend Aristocrats Index as it has investment characteristics similar to the Fund. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
•
The S&P 500 Dividend Aristocrats Index measures the performance of S&P 500 companies that have increased dividends every year for the last 25 consecutive years.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Jeremiah Buckley, CFA, is Executive Vice President and Portfolio Manager of the Fund, which he has managed or co-managed since July 2014.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, Class I Shares†, Class R Shares, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UTMA accounts	$500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $250,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

31 | Janus Henderson Growth and Income Fund

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
32 | Janus Henderson Growth and Income Fund

Fund summary

Janus Henderson Research Fund
Ticker:	JRAAX	Class A Shares	JRASX	Class S Shares	JRANX	Class N Shares	JAMRX	Class T Shares
	JRACX	Class C Shares	JRAIX	Class I Shares	JRARX	Class R Shares

Investment Objective
Janus Henderson Research Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 94 of the Fund’s Prospectus and in the “Purchases” section on page 76 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees(1)	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.09%	0.12%	0.29%	0.12%	0.03%	0.34%	0.27%
Total Annual Fund Operating Expenses	1.03%	1.81%	1.23%	0.81%	0.72%	1.53%	0.96%
Fee Waiver and/or Expense Reimbursement(2)	0.00%	0.02%	0.00%	0.00%	0.00%	0.05%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.03%	1.79%	1.23%	0.81%	0.72%	1.48%	0.96%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
(2)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, including networking/omnibus/shareholder servicing fees payable by any share class, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses) exceed 0.68% for at least a one-year period commencing on January 28, 2026. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Class C Shares automatically convert to Class A Shares
33 | Janus Henderson Research Fund

after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 674	$ 884	$ 1,111	$ 1,762
Class C Shares	$ 282	$ 568	$ 978	$ 1,920
Class S Shares	$ 125	$ 390	$ 676	$ 1,489
Class I Shares	$ 83	$ 259	$ 450	$ 1,002
Class N Shares	$ 74	$ 230	$ 401	$ 894
Class R Shares	$ 151	$ 478	$ 829	$ 1,819
Class T Shares	$ 98	$ 306	$ 531	$ 1,178

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 674	$ 884	$ 1,111	$ 1,762
Class C Shares	$ 182	$ 568	$ 978	$ 1,920
Class S Shares	$ 125	$ 390	$ 676	$ 1,489
Class I Shares	$ 83	$ 259	$ 450	$ 1,002
Class N Shares	$ 74	$ 230	$ 401	$ 894
Class R Shares	$ 151	$ 478	$ 829	$ 1,819
Class T Shares	$ 98	$ 306	$ 531	$ 1,178

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing primarily in common stocks. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Fund is classified as nondiversified, which allows it to hold larger positions in more securities as compared to a fund that is classified as diversified.
The Adviser’s equity research analysts (the “Central Research Team”) select investments for the Fund that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations and styles. The Central Research Team conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, (v) attractive valuation, and (vi) growth potential. Analysts bring their high-conviction ideas to their respective sector teams. Each sector team compares the appreciation and risk potential of its high-conviction ideas and constructs a sector sleeve that is intended to maximize the best risk-reward opportunities. The sector sleeves are then combined to form the Fund’s overall portfolio. The Portfolio Oversight Team, which includes portfolio management, oversees the overall portfolio to manage unintended style risks. Although the Central Research Team may find high-conviction investment ideas anywhere in the world, the Central Research Team emphasizes investments in securities of U.S.-based issuers for this Fund.
Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
The Fund’s portfolio management, which includes two analysts on the Central Research Team, oversees the investment process and is responsible for the day-to-day management of the Fund. Although the Fund’s exposure to certain sectors may be higher than to others, it is expected that the Fund will be broadly diversified among a variety of sectors. The Fund intends
34 | Janus Henderson Research Fund

to be fully invested under normal circumstances. However, under unusual circumstances, if the Central Research Team does not have high conviction in enough investment opportunities, the Fund’s uninvested assets may be held in cash or similar instruments.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole. The Fund’s Central Research Team compares and broadly matches the Fund’s sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Nondiversification Risk. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives the Fund’s portfolio management more flexibility to hold larger positions in more securities than a fund that is classified as diversified. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the
35 | Janus Henderson Research Fund

Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
36 | Janus Henderson Research Fund

Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	26.71%	Worst Quarter:	2nd Quarter 2022	– 22.33%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years	Since Inception
Class T Shares
Return Before Taxes	18.30%	13.94%	15.65%	—
Return After Taxes on Distributions	15.29%	12.27%	13.82%	—
Return After Taxes on Distributions and Sale of Fund Shares	12.98%	10.90%	12.58%	—
Class A Shares – Return Before Taxes(1)	11.39%	12.50%	14.85%	—
Class C Shares – Return Before Taxes(2)	16.29%	13.03%	14.73%	—
Class S Shares – Return Before Taxes	17.96%	13.62%	15.34%	—
Class I Shares – Return Before Taxes	18.45%	14.11%	15.82%	—
Class N Shares – Return Before Taxes	18.55%	14.20%	15.91%	—
Class R Shares – Return Before Taxes	17.70%	13.35%	N/A	16.33%(3)
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	17.37%	13.59%	14.59%	—
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	18.56%	15.32%	18.13%	—
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	17.88%	14.42%	14.82%	—

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
(3)
Since the inception of Class R Shares on January 27, 2017.
The Fund’s broad-based benchmark index is the Russell 1000 Index due to regulatory requirements. The Fund’s additional benchmark index is the Russell 1000 Growth Index, which has investment characteristics similar to those of the Fund. The Fund’s additional benchmark is the S&P 500 Index. The indices are described below.
•
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.
•
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
37 | Janus Henderson Research Fund

After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Joshua Cummings and John Jordan oversee the investment process and are primarily responsible for the day-to-day management of the Fund. Joshua Cummings, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2024. John Jordan is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2024.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, Class I Shares†, Class R Shares, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UTMA accounts	$500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $250,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
38 | Janus Henderson Research Fund

Fund summary

Janus Henderson Triton Fund
Ticker:	JGMAX	Class A Shares	JGMIX	Class S Shares	JGMNX	Class N Shares	JATTX	Class T Shares
	JGMCX	Class C Shares	JSMGX	Class I Shares	JGMRX	Class R Shares

Investment Objective
Janus Henderson Triton Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 94 of the Fund’s Prospectus and in the “Purchases” section on page 76 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.42%	0.12%	0.28%	0.14%	0.03%	0.27%	0.27%
Total Annual Fund Operating Expenses	1.31%	1.76%	1.17%	0.78%	0.67%	1.41%	0.91%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 701	$ 966	$ 1,252	$ 2,063
Class C Shares	$ 279	$ 554	$ 954	$ 1,955
Class S Shares	$ 119	$ 372	$ 644	$ 1,420
Class I Shares	$ 80	$ 249	$ 433	$ 966
Class N Shares	$ 68	$ 214	$ 373	$ 835
39 | Janus Henderson Triton Fund

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class R Shares	$ 144	$ 446	$ 771	$ 1,691
Class T Shares	$ 93	$ 290	$ 504	$ 1,120

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 701	$ 966	$ 1,252	$ 2,063
Class C Shares	$ 179	$ 554	$ 954	$ 1,955
Class S Shares	$ 119	$ 372	$ 644	$ 1,420
Class I Shares	$ 80	$ 249	$ 433	$ 966
Class N Shares	$ 68	$ 214	$ 373	$ 835
Class R Shares	$ 144	$ 446	$ 771	$ 1,691
Class T Shares	$ 93	$ 290	$ 504	$ 1,120

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing at least 50% of its net assets in small- and medium-sized companies. The Fund may also invest in larger companies with strong growth potential. Small- and medium-sized companies are defined by portfolio management as those companies whose market capitalization falls within the 12-month capitalization range of the Russell 2500tm Growth Index at the time of purchase. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of September 30, 2025, they ranged from approximately $4 million to $29.86 billion. The Fund may invest in shares of companies through initial public offerings and secondary offerings.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include a company’s valuation, operating margins, or returns on capital. Portfolio management will generally consider selling a position when, among other things, there is a deterioration in a company’s competitive position or financials, a company reaches or exceeds its targeted value, or if a company’s market capitalization exceeds the top of the small- and medium-sized range. The Fund may also invest in foreign securities.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the
40 | Janus Henderson Triton Fund

Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.
•
Healthcare Sector Risk. Companies in the healthcare sector may be adversely affected by extensive government regulation restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments.
•
Industrials Sector Risk. The industrials sector is comprised of companies that produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation and spending, import controls, and worldwide competition. In addition, companies may be adversely affected by environmental damages, product liability claims and exchange rates, and may face product obsolescence due to rapid technological developments and frequent new product introduction.
Initial Public Offering and Secondary Offering Risk. Initial public offerings (“IPOs”) and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. There can be no assurance that the Fund will identify favorable IPO and secondary offering investment opportunities.
41 | Janus Henderson Triton Fund

Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	29.43%	Worst Quarter:	1st Quarter 2020	– 27.86%

42 | Janus Henderson Triton Fund

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years
Class T Shares
Return Before Taxes	9.55%	2.43%	9.44%
Return After Taxes on Distributions	6.86%	0.01%	7.53%
Return After Taxes on Distributions and Sale of Fund Shares(1)	7.58%	1.62%	7.42%
Class A Shares – Return Before Taxes(2)	3.05%	1.01%	8.56%
Class C Shares – Return Before Taxes(3)	7.77%	1.68%	8.60%
Class S Shares – Return Before Taxes	9.25%	2.17%	9.16%
Class I Shares – Return Before Taxes	9.69%	2.57%	9.59%
Class N Shares – Return Before Taxes	9.80%	2.68%	9.70%
Class R Shares – Return Before Taxes	8.99%	1.92%	8.89%
Russell 3000® Index (reflects no deduction for expenses, fees, or taxes)	17.15%	13.15%	14.29%
Russell 2500TM Growth Index (reflects no deduction for expenses, fees, or taxes)	10.31%	2.98%	10.55%
Russell 2000® Growth Index (reflects no deduction for expenses, fees, or taxes)	13.01%	3.18%	9.57%

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)
Calculated assuming maximum permitted sales loads.
(3)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s broad-based benchmark index is the Russell 3000 Index due to regulatory requirements. The Fund’s additional benchmark indices are the Russell 2500 Growth Index and Russell 2000 Growth Index, which have characteristics similar to those of the Fund. The indices are described below.
•
The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies.
•
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
•
The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Jonathan D. Coleman, CFA, is Executive Vice President and Lead Portfolio Manager of the Fund, which he has managed or co-managed since May 2013. Aaron Schaechterle is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since September 2023. Scott Stutzman, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since July 2016. Mr. Stutzman intends to retire from Janus Henderson Investors on or about July 2, 2026.

43 | Janus Henderson Triton Fund

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, Class I Shares†, Class R Shares, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UTMA accounts	$500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $250,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
44 | Janus Henderson Triton Fund

Fund summary

Janus Henderson U.S. Dividend Income Fund
Ticker:	JIDVX	Class I Shares	JNDVX	Class N Shares

Investment Objective
Janus Henderson U.S. Dividend Income Fund seeks to provide current income and aims to provide a growing stream of income per share over time.The Fund’s secondary objective is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. Information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 94 of the Fund’s Prospectus and in the “Purchases” section on page 76 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class N
Management Fees	0.60%	0.60%
Other Expenses	1.55%	0.66%
Total Annual Fund Operating Expenses	2.15%	1.26%
Fee Waiver and/or Expense Reimbursement(1)	1.42%	0.57%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.73%	0.69%

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses) exceed 0.68% for at least a one-year period commencing on January 28, 2026. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class I Shares	$ 75	$ 536	$ 1,024	$ 2,370
Class N Shares	$ 70	$ 343	$ 637	$ 1,472

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of dividend-paying equity securities of U.S. companies. An issuer is deemed to be economically tied to the United States if one or more of the following tests are met: (i) the issuer is organized
45 | Janus Henderson U.S. Dividend Income Fund

in, or its primary business office or principal trading market of its equity is located in, the United States; (ii) a majority of the issuer’s revenues are derived from the United States; or (iii) a majority of the issuer’s assets are located in the United States.
The Fund generally invests in a core group of approximately 40-60 equity securities, including common stocks. The Fund will invest primarily in larger, well-established companies.
Portfolio management primarily seeks to identify high-quality companies with the ability to grow revenue and cash flows and produce growing dividend streams through disparate economic environments. Such companies, in portfolio management’s view, have the ability to participate in market gains while offering resilient dividends. Security selection will be based upon an analysis of a broad range of metrics, including returns on invested capital, balance sheet strength, and revenue growth potential.
The Fund will generally consider selling a security when, in portfolio management’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in portfolio management’s opinion, it has become overvalued or if a superior investment opportunity arises.
The Fund may lend portfolio securities, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
46 | Janus Henderson U.S. Dividend Income Fund

Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Issuer Concentration Risk. The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments.
Large Shareholder Risk. To the extent a substantial percentage of the shares of the Fund are held by a small number of shareholders, including “fund of funds” or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem the Fund’s shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Fund to conduct its investment program.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
47 | Janus Henderson U.S. Dividend Income Fund

Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter:	3rd Quarter 2024	9.29%	Worst Quarter:	3rd Quarter 2023	– 2.77%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	Since Inception 12/20/22
Class I Shares
Return Before Taxes	17.79%	13.09%
Return After Taxes on Distributions	16.86%	12.19%
Return After Taxes on Distributions and Sale of Fund Shares	11.14%	10.14%
Class N Shares – Return Before Taxes	17.81%	13.10%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	17.37%	22.71%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	15.91%	14.26%
S&P 500® Dividend Aristocrats Index (reflects no deduction for expenses, fees, or taxes)	7.28%	7.71%

The Fund’s broad-based benchmark index is the Russell 1000 Index due to regulatory requirements. The Fund’s additional benchmark indices are the Russell 1000 Value Index and effective July 28, 2025, the S&P 500 Dividend Aristocrats Index, which have characteristics similar to those of the Fund. The indices are described below.
•
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.
•
The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
•
The S&P 500 Dividend Aristocrats Index measures the performance of S&P 500 companies that have increased dividends every year for the last 25 consecutive years.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Henderson Investors US LLC
48 | Janus Henderson U.S. Dividend Income Fund

Portfolio Management:  Jeremiah Buckley, CFA, is Executive Vice President and Portfolio Manager of the Fund, which he has managed since inception in December 2022.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class I Shares
Through an intermediary institution
• non-retirement accounts	$2,500 †
• certain tax-advantaged accounts or UTMA accounts	$500 †
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class I Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
49 | Janus Henderson U.S. Dividend Income Fund

Fund summary

Janus Henderson Venture Fund
Ticker:	JVTAX	Class A Shares	JVTSX	Class S Shares	JVTNX	Class N Shares
	JVTCX	Class C Shares	JVTIX	Class I Shares	JAVTX	Class T Shares

Investment Objective
Janus Henderson Venture Fund seeks capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 94 of the Fund’s Prospectus and in the “Purchases” section on page 76 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.15%	0.40%	0.29%	0.13%	0.03%	0.28%
Total Annual Fund Operating Expenses	1.04%	2.04%	1.18%	0.77%	0.67%	0.92%
Fee Waiver and/or Expense Reimbursement(1)	0.00%	0.08%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.04%	1.96%	1.18%	0.77%	0.67%	0.92%

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, including networking/omnibus/shareholder servicing fees payable by any share class, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses) exceed 0.86% for at least a one-year period commencing on January 28, 2026. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Class C Shares automatically convert to Class A Shares
50 | Janus Henderson Venture Fund

after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 675	$ 887	$ 1,116	$ 1,773
Class C Shares	$ 299	$ 632	$ 1,091	$ 2,105
Class S Shares	$ 120	$ 375	$ 649	$ 1,432
Class I Shares	$ 79	$ 246	$ 428	$ 954
Class N Shares	$ 68	$ 214	$ 373	$ 835
Class T Shares	$ 94	$ 293	$ 509	$ 1,131

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 675	$ 887	$ 1,116	$ 1,773
Class C Shares	$ 199	$ 632	$ 1,091	$ 2,105
Class S Shares	$ 120	$ 375	$ 649	$ 1,432
Class I Shares	$ 79	$ 246	$ 428	$ 954
Class N Shares	$ 68	$ 214	$ 373	$ 835
Class T Shares	$ 94	$ 293	$ 509	$ 1,131

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing at least 50% of its net assets in small-sized companies. The Fund may also invest in larger companies with strong growth potential. Small-sized companies are defined by portfolio management as those companies whose market capitalization falls within the 12-month capitalization range of the Russell 2000® Growth Index at the time of purchase. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of September 30, 2025, they ranged from approximately $4 million to $21.31 billion. The Fund may invest in shares of companies through initial public offerings and secondary offerings.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include a company’s valuation, operating margins, or returns on capital. Portfolio management will generally consider selling a position when, among other things, there is a deterioration in a company’s competitive position or financials, a company reaches or exceeds its targeted value, or if a company’s market capitalization exceeds the top of the small-sized range. The Fund may also invest in foreign securities.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

51 | Janus Henderson Venture Fund

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.
•
Industrials Sector Risk. The industrials sector is comprised of companies that produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation and spending, import controls, and worldwide competition. In addition, companies may be adversely affected by environmental damages, product liability claims and exchange rates, and may face product obsolescence due to rapid technological developments and frequent new product introduction.
Initial Public Offering and Secondary Offering Risk. Initial public offerings (“IPOs”) and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as
52 | Janus Henderson Venture Fund

commissions and transaction costs. There can be no assurance that the Fund will identify favorable IPO and secondary offering investment opportunities.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	29.64%	Worst Quarter:	1st Quarter 2020	– 25.82%

53 | Janus Henderson Venture Fund

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years
Class T Shares
Return Before Taxes	8.85%	3.22%	9.58%
Return After Taxes on Distributions	7.47%	1.49%	7.99%
Return After Taxes on Distributions and Sale of Fund Shares(1)	6.24%	2.24%	7.53%
Class A Shares – Return Before Taxes(2)	2.46%	1.88%	8.81%
Class C Shares – Return Before Taxes(3)	6.81%	2.29%	8.64%
Class S Shares – Return Before Taxes	8.56%	2.94%	9.29%
Class I Shares – Return Before Taxes	9.00%	3.36%	9.74%
Class N Shares – Return Before Taxes	9.10%	3.46%	9.84%
Russell 3000® Index (reflects no deduction for expenses, fees, or taxes)	17.15%	13.15%	14.29%
Russell 2000® Growth Index (reflects no deduction for expenses, fees, or taxes)	13.01%	3.18%	9.57%
Russell 2000® Index (reflects no deduction for expenses, fees, or taxes)	12.81%	6.09%	9.62%

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)
Calculated assuming maximum permitted sales loads.
(3)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s broad-based benchmark index is the Russell 3000 Index due to regulatory requirements. The Fund’s additional benchmark indices are the Russell 2000 Growth Index and the Russell 2000 Index, which have characteristics similar to those of the Fund. The indices are described below.
•
The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies.
•
The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
•
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Jonathan D. Coleman, CFA, is Executive Vice President and Lead Portfolio Manager of the Fund, which he has managed or co-managed since May 2013. Aaron Schaechterle is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since September 2023. Scott Stutzman, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since July 2016. Mr. Stutzman intends to retire from Janus Henderson Investors on or about July 2, 2026.

54 | Janus Henderson Venture Fund

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, Class I Shares†, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UTMA accounts	$500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $250,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
55 | Janus Henderson Venture Fund

Additional information about the Funds

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended September 30, 2025.
•
“Shareholder Fees” are fees paid directly from your investment and may include sales loads.
•
“Annual Fund Operating Expenses” are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by each Fund to the Adviser. Janus Henderson Contrarian Fund, Janus Henderson Forty Fund, and Janus Henderson Research Fund each pay an investment advisory fee rate that adjusts up or down by a variable rate of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund’s performance relative to its benchmark index during a measurement period. This base fee rate, prior to any performance adjustment, is 0.64% for each of Janus Henderson Contrarian Fund, Janus Henderson Forty Fund, and Janus Henderson Research Fund. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
•
A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Example in each Fund Summary.
•
A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder’s Guide.
•
“Other Expenses”
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for Class A Shares, Class C Shares, and Class I Shares, may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.
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for Class S Shares, Class R Shares, and Class T Shares, include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Henderson Services US LLC (the “Transfer Agent”), the Funds’ transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.
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for all classes, include acquired fund fees and expenses, which are indirect expenses a Fund may incur as a result of investing in shares of an underlying fund, to the extent such expenses are less than 0.01%. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that a Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
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for all classes, may include reimbursement to the Adviser of its out-of-pocket costs for services as administrator and to the Transfer Agent of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.
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include custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses.
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The Adviser has contractually agreed to waive and/or reimburse each Fund’s “Total Annual Fund Operating Expenses” to certain limits for at least a one-year period commencing on January 28, 2026. The expense limits are described in the “Management Expenses” section of this Prospectus. Because a fee waiver and/or reimbursement will have a positive effect upon a fund’s performance, a fund that pays a performance-based investment advisory fee may experience a performance
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adjustment that is considered favorable to the Adviser as a result of a fee waiver and/or reimbursement that is in place during the period when the performance adjustment applies.
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All expenses in a Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. To the extent that a Fund has an 80% investment policy, the Fund will provide shareholders with at least 60 days’ notice prior to changing this policy. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Fund Summary sections, including the types of securities each Fund may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Funds may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Fund’s composition can change over time. Except for the Funds’ policies with respect to illiquid investments, borrowing, and derivatives use, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit, other than illiquid investments, borrowing, and derivatives use, as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
Janus Henderson Balanced Fund pursues its investment objective by normally investing 35-70% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. In choosing equity investments, portfolio management applies a “bottom-up” approach. In other words, equity portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that equity portfolio management may consider in its fundamental analysis include a company’s revenue growth potential, returns on capital, and balance sheet flexibility. Equity portfolio management will generally consider selling a security when, among other things, it reaches or exceeds its targeted value, the investment thesis for owning the position has changed, or to rebalance industry or sector weightings. In choosing fixed-income investments, portfolio management’s investment process is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. Fixed-income portfolio management evaluates expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators. This research encompasses both traditional fundamental analysis and data driven quantitative models and signals from such models.
Janus Henderson Contrarian Fund pursues its investment objective by primarily investing in equity securities. Portfolio management seeks to invest in companies where the stock price trades at a significant discount to portfolio management’s estimate of fair value and whose intrinsic value portfolio management believes will grow over time. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. In conducting the “bottom-up” analysis, portfolio management seeks to identify durable businesses whose stocks are available at market prices below portfolio management’s estimate of their intrinsic value, whose intrinsic value is expected to grow over time, and whose management teams are aligned with shareholders. Portfolio management will generally consider selling a stock when, in portfolio management’s opinion, the business shows declining fundamentals, the stock is overvalued, or if the investing thesis for owning the stock has changed.
Janus Henderson Enterprise Fund pursues its investment objective by investing primarily in common stocks and normally invests at least 50% of its equity assets in medium-sized companies. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is
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an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Attributes considered in the process of securities selection may include growth potential and sustainable growth, return on invested capital, attractive valuation, strength of management, and competitive positioning. The Fund will generally consider selling a stock when, in portfolio management’s opinion, there is a change in the company’s or industry’s fundamentals, there is a deterioration in a company’s competitive positioning, or if a company reaches or exceeds its targeted value. The Fund will also consider selling a stock if a company’s market capitalization exceeds the top of the medium-sized company range.
Janus Henderson Forty Fund pursues its investment objective by normally investing in a portfolio of 30-40 common stocks. Portfolio management applies a “bottom-up” approach that focuses on fundamental research and considers, among other factors, a company’s sustainable competitive advantages, long-term growth potential, and shareholder value. The Fund will generally consider selling a security when, in portfolio management’s opinion, there is a deterioration in a company’s financial, the investment thesis for owning the position has changed, or if the security exceeds its targeted value.
Janus Henderson Growth and Income Fund pursues its investment objective by normally investing in dividend-paying common stocks with strong growth potential. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include a company’s returns on capital, balance sheet flexibility, and dividend growth potential. Portfolio management will generally consider selling a security when, among other things, it reaches or exceeds its targeted value, the investment thesis for owning the position has changed, or to rebalance industry or sector weightings.
Janus Henderson Research Fund pursues its investment objective by investing primarily in common stocks. The Adviser’s equity research analysts (the “Central Research Team”) select investments for the Fund that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations and styles. The Central Research Team conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis and rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, (v) attractive valuation, and (vi) growth potential. Analysts bring their high-conviction ideas to their respective sector teams. Each sector team compares the appreciation and risk potential of its high-conviction ideas and constructs a sector sleeve that is intended to maximize the best risk-reward opportunities. The sector sleeves are then combined to form the Fund’s overall portfolio. The Portfolio Oversight Team, which includes portfolio management, oversees the overall portfolio to manage unintended style risks. Although the Central Research Team may find high-conviction investment ideas anywhere in the world, the Central Research Team emphasizes investments in securities of U.S.-based issuers for this Fund. Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Janus Henderson Triton Fund pursues its investment objective by investing at least 50% of its net assets in small- and medium-sized companies. The Fund may also invest in larger companies with strong growth potential. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include a company’s valuation, operating margins, or returns on capital. Portfolio management will generally consider selling a position when, among other things, there is a deterioration in a company’s competitive position or financials, a company reaches or exceeds its targeted value, or if a company’s market capitalization exceeds the top of the small- and medium-sized range.
Janus Henderson U.S. Dividend Income Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of dividend-paying equity securities of U.S. companies. Portfolio management primarily seeks to identify high-quality companies with the ability to grow revenue and cash flows and produce growing dividend streams through disparate economic environments. Such companies, in portfolio management’s view, have the ability to participate in market gains while offering resilient dividends. Security selection will be based upon an analysis of a broad range of metrics, including returns on invested capital, balance sheet strength, and revenue growth potential. The Fund will generally consider selling a security when, in portfolio management’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or
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issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in portfolio management’s opinion, it has become overvalued or if a superior investment opportunity arises.
Janus Henderson Venture Fund pursues its investment objective by investing at least 50% of its net assets in small-sized companies. The Fund may also invest in larger companies with strong growth potential. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include a company’s valuation, operating margins, or returns on capital. Portfolio management will generally consider selling a position when, among other things, there is a deterioration in a company’s competitive position or financials, a company reaches or exceeds its targeted value, or if a company’s market capitalization exceeds the top of the small-sized range.
Cash Position
The Funds may not always stay fully invested. For example, when portfolio management believes that market conditions are unfavorable for investing, or when it is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. Due to differing investment strategies, the cash positions among the Funds may vary significantly. When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
Derivatives
A Fund may invest in derivatives, which are financial instruments whose value is derived from, or directly linked to, an underlying asset, instrument, currency, or index. A Fund may take long and short positions in derivatives. Derivatives can be used for hedging purposes or for non-hedging purposes, such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses. Such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs.
Emerging Markets
Within the parameters of their specific investment policies, certain Funds may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. Emerging market countries in which a Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.
ESG Integration
As part of a Fund’s investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors may include corporate governance, political governance, executive pay, board structure and diversity, business ethics, corporate reporting, company culture, human capital management and diversity, community relations, human rights, exposure to climate change, biodiversity, and deforestation. Portfolio management focuses on the ESG Factors it considers most likely to have a material impact on the long-term financial performance of the issuer, which includes identifying ESG Factors attributable to a particular region, sector, industry, or issuer. To facilitate its assessment of ESG Factors, portfolio management uses issuer reports, third-party data and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision. Portfolio management may assess the relevance of ESG Factors to its fundamental research process differently across issuers, sectors, regions, and asset classes.
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Foreign Securities
Certain Funds may invest in foreign securities. Portfolio management seeks investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities, which are investments in securities of issuers or companies that are economically tied to different countries outside of the United States, are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. The Funds may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield Bonds
Within the parameters of their specific investment policies, certain Funds may invest in bonds that are rated below investment grade (also known as “junk” bonds) by Nationally Recognized Statistical Rating Organizations (“NRSROs”) or are unrated bonds of similar quality. A Fund may also invest in unrated bonds of foreign and domestic issuers.
Illiquid Investments
A Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Initial Public Offerings and Secondary Offerings
A Fund may purchase shares issued as part of, or a short period after, a company’s IPO, and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. A Fund may also purchase shares in offerings made by companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
Leverage
Certain of a Fund’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using derivatives, short sales, when-issued, delayed delivery, or forward commitment transactions, or other similar transactions. The use of other investment techniques can also create a leveraging effect on a Fund.
Loans
Janus Henderson Balanced Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis.
Bank Loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.
Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans.
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DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.
Mezzanine Loans. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.
Mortgage- and Asset-Backed Securities
A Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities, as well as the securities of other government or government-related entities, are not backed by the full faith and credit of the U.S. Government.
A Fund may also purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized loan obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact a Fund’s yield and return.
Nondiversification
Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. Janus Henderson Contrarian Fund, Janus Henderson Forty Fund, and Janus Henderson Research Fund are classified as nondiversified. A fund that is classified as nondiversified has the ability to take larger positions in more securities than a fund that is classified as diversified. This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that portfolio management has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the fund.
Portfolio Turnover
In general, each Fund intends to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), the nature of a Fund’s investments, and the investment style of portfolio management. Changes are normally made in a Fund’s portfolio whenever portfolio management believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Funds.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in the acceleration of taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.
REITs and Real Estate-Related Securities
A Fund may invest in equity and debt securities of real estate-related companies. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities (such as real estate operating
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companies (“REOCs”)). A REIT is an entity that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are often categorized as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
Similar to REITs, REOCs are publicly-traded real estate companies that typically engage in the development, management or financing of real estate, such as homebuilders, hotel management companies, land developers and brokers. REOCs, however, have not elected (or are not eligible) to be taxed as a REIT. The reasons for not making such an election include the (i) availability of tax-loss carry-forwards, (ii) operation in non-REIT-qualifying lines of business, and (iii) ability to retain earnings. Instead, REOCs are generally structured as “C” corporations under the Internal Revenue Code of 1986, as amended, and, as a result, are not required to distribute any portion of their income. In this regard, although REOCs do not receive the same favorable tax treatment that is accorded to REITs, REOCs are typically subject to fewer restrictions than REITs, including the ability to retain and/or reinvest funds from operations and more flexibility in terms of the real estate investments they can make.
Securities Lending
A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. A Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, a Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and a Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase a replacement security in the market. There is a risk that the value of the collateral could be insufficient to cover the cost of the replacement security, resulting in a loss to a Fund. In certain circumstances, individual loan transactions could yield negative returns. The Adviser intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
The Funds may invest in short positions through short sales of stocks and structured products, and through derivatives that include swaps, uncovered written calls, and futures. A Fund may also engage in short sales “against the box” and options for hedging purposes. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
A short sale is generally a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than the supply for the security sold short. If a short squeeze occurs, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund’s losses are potentially unlimited in a short sale transaction. A Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale.
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Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund’s performance.
A Fund may enter into a derivatives transaction to obtain short investment exposure to an underlying reference asset. If the value of the underlying reference asset on which a Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes a Fund to credit risk, counterparty risk, and leverage risk.
Special Situations
The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of portfolio management, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure.
Swap Agreements
Certain Funds may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their portfolios from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Various types of swaps such as credit default, equity, interest rate, currency, inflation index, and total return are described in the “Glossary of Investment Terms.”
TBA Commitments
A Fund may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Fund’s net asset value. Because a Fund is generally not required to pay for the security until the settlement date, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
U.S. Government Securities
Each Fund, particularly Janus Henderson Balanced Fund, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
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Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not intended to be principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds’ assets or reducing risk; however, they may not achieve the Funds’ investment objectives. These securities and strategies may include:
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debt securities (such as bonds, notes, sovereign debt, and debentures)
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other investment companies (such as exchange-traded funds (“ETFs”))
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preferred stocks and securities convertible into common stocks or preferred stocks
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indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
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securities purchased on a when-issued, delayed delivery, or forward commitment basis
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equity and fixed-income securities issued in private placement transactions

Risks of the Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. To varying degrees, the Funds may invest in equity securities, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Funds, including the principal risks that are summarized in the Fund Summary sections. This information also includes descriptions of other risks a Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on a Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Convertible Securities Risk. A Fund may invest in securities that are convertible into preferred and common stocks, and thus, is subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.
Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, a Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk. Through a Fund’s investments in fixed-income securities, a Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a security. One of the fundamental risks is credit risk, which is the risk that an issuer
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will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund’s returns and yield.
Many fixed-income securities receive credit ratings from Nationally Recognized Statistical Rating Organizations, (“NRSROs”). These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact a Fund’s return and yield. If a security has not received a rating, a Fund must rely upon the Adviser’s credit assessment, which if incorrect can also impact the Fund’s returns and yield.
Credit Risk Transfer Securities Risk. Credit risk transfer securities (“CRTs”) are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises. CRTs are not directly linked to or backed by the underlying mortgage loans, so investors such as a Fund have no direct recourse to the underlying mortgage loans in the event of a default. The risks associated with CRTs are different from the risks associated with investments in mortgage-backed securities issued by government sponsored enterprises or private issuers because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. These risks are in addition to the risks described under “Fixed-Income Securities Risk.”
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage.
The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward foreign currency contracts, to manage currency risk. There is no guarantee that portfolio management’s use of derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments.
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Currency Futures Risk. Currency futures are similar to forward foreign currency exchange contracts, and pose similar risks, except that futures contracts are standardized, exchange-traded contracts while forward foreign currency exchange contracts are traded in the over-the-counter market. The use of currency futures contracts may substantially change a Fund’s exposure to currency exchange rates and could result in losses to a Fund if currencies do not perform as anticipated. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns. Currency futures may also involve leverage risk.
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Interest Rate Swaps Risk. A Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations.
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Index Credit Default Swaps Risk. If a Fund holds a long position in index credit default swaps (“CDX”), the Fund would indirectly bear its proportionate share of any expenses paid by CDX. By investing in CDX, a Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, a Fund will have contractual remedies pursuant to the agreements related to the transaction. CDX also bear the risk that a Fund will not be able to meet its obligation to the counterparty.
Emerging Markets Risk. Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that a Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and
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sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments.
The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. A Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
Emerging market countries in which a Fund may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
ESG Integration Risk. There is a risk that considering ESG Factors as part of a Fund’s investment process may fail to produce the intended results or that a Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. While portfolio management believes that the consideration of financially material ESG Factors has the potential to provide better risk-adjusted returns, ESG Factors may not be considered for every investment decision and there is no guarantee that the consideration of ESG Factors will result in better performance. Ther can be no guarantee that all relevant ESG Factors will be identified and considered. In addition, information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop, and may be incomplete, inaccurate, use different or inconsistent methodologies or be applied differently across issuers and industries. Further, the U.S. regulatory landscape regarding the use of ESG Factors in investing is still developing and future rules and regulations may require a Fund to modify or alter its investment process and/or how it discloses its consideration of ESG Factors which could result in increased compliance costs or risks to a Fund.
Exchange-Traded Funds Risk. The Funds may invest in ETFs. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When a Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Trading of an ETF’s shares may be halted by the activation of individual or market-wide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices declines by a specified percentage). Trading of an ETF’s shares may also be halted if (i) the shares are delisted from an exchange without first being listed on another exchange or (ii) exchanges officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors. Similarly, because the value of ETF shares depends on the demand in the market, a Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which a Fund may invest are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because a Fund may invest in a broad range of ETFs, such risks may include, but are not
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limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent a Fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Fixed-Income Securities Risk. The Funds, particularly Janus Henderson Balanced Fund, may hold debt and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish a Fund’s yield and performance.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause a Fund to reinvest its assets in securities with lower yields, resulting in a decline in a Fund’s income or return potential. Fixed-income securities may also be subject to extension risk, valuation risk and liquidity risk. Extension risk is the risk that during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall. Valuation risk is the risk that one or more of the fixed-income securities in which a Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer of the security. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time portfolio management would like or at the price portfolio management believes the security is currently worth. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Similarly, the amount of assets deemed illiquid remaining within a Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.
Foreign Exposure Risk. Within the parameters of its specific investment policies, each Fund may invest in foreign equity and debt securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
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Currency Risk. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
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Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require
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payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
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Political and Economic Risk. Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the U.S. Government on other countries or persons or issuers operating in such countries could restrict a Fund’s ability to buy affected securities or force a Fund to dispose of any affected securities it has previously purchased at an inopportune time. As a result, a Fund may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
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Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
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Transaction Costs Risk. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Geographic Concentration Risk. To the extent that a Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.
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European Investments Risk. Exposure to investments in European countries may expose a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund may be exposed to investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “EMU”) (together with the EU, the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and major trading partners outside Europe.
High-Yield Bond Risk. High-yield bonds (also known as “junk” bonds) are bonds rated below investment grade by NRSROs or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be
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more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Fund’s exposure to industry and sector risk.
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Healthcare Sector Risk. Companies in the healthcare sector may be adversely affected by extensive government regulation restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments.
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Industrials Sector Risk. The industrials sector is comprised of companies that produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation and spending, import controls, and worldwide competition. In addition, companies may be adversely affected by environmental damages, product liability claims and exchange rates, and may face product obsolescence due to rapid technological developments and frequent new product introduction.
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Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Inflation Risk. Inflation risk is the risk that the value of certain assets or real income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline. During certain periods of time, this risk may be heightened.
Inflation-Linked Investments Risk. Inflation-linked bonds (including Treasury Inflation-Protected Securities, also known as TIPS), and other inflation-linked securities normally will decline in price when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-linked bonds may experience greater losses than other fixed-income securities with similar durations. Except for a Fund’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value or maturity amount of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to the Fund.
Initial Public Offering and Secondary Offering Risk. A Fund’s purchase of shares issued in an IPO exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Funds, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. There can be no assurance that the Funds will identify favorable IPO investment opportunities. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.
A Fund may purchase shares in secondary offerings. Secondary offerings may expose the Fund to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a fund to the extent that it has a small asset base and the fund may not experience similar performance as its assets grow. Secondary offering shares frequently are volatile in price. As a result, a Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and
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transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.
Issuer Concentration Risk. A Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by a Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, a Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments.
Large Shareholder Risk. Certain large shareholders, such as Janus Henderson “fund of funds”, individuals, accounts, and affiliates of the Adviser, may hold substantial percentages of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares may adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, or to raise the cash needed to satisfy the redemption request. Thus, a large redemption could adversely affect a Fund’s liquidity and net asset value. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. These transactions may also accelerate the realization of taxable income to remaining shareholders if such sales of investments result in gains, and may also increase transaction costs, due to commissions paid by a Fund, for instance, for increased trading activity. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares.
Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended, and the rules thereunder. Increases and decreases in the value of a Fund’s portfolio will be magnified when the Fund uses leverage.
Liquidity Risk. A Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent such Fund from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that a Fund invests in Rule 144A and other securities exempt from certain registration requirements that are deemed to be illiquid investments.
Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s net asset value, may increase brokerage costs, and may result in taxable capital gains.
Loan Risk. Janus Henderson Balanced Fund may invest in various commercial loans. The risks of such investments vary, depending on the type of loans underlying the investments, as described below.
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Bank Loan Risk. The bank loans in which Janus Henderson Balanced Fund invests may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because the Adviser, in the course of investing the Fund’s assets in loans, may have access to material non-public information regarding the borrower, the ability of the Fund to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent the Fund invests in non-U.S. bank loan investments, those investments also are subject to the risks of foreign investment.
If the Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. There may be a number of intermediate participants in bank loan transactions and loan agreements that have specific rights, obligations, terms, and conditions. As such, any number of factors in an investment in bank loans could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns, and you could lose money.
Interest rates on floating rate bank loans adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. Additionally, borrowers may pay back principal in whole or part, prior to scheduled due dates. Such prepayment may result in the Fund realizing less income on a particular investment and replacing the floating rate bank loan with a less attractive security, which may provide less return to the Fund.
Bank loans are generally less liquid than many other fixed-income securities and may be subject to restrictions on resale. Transactions in bank loans may take more than seven days to settle. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet the Fund’s redemption obligations until a substantial period after the sale of the loans. To the extent that extended settlement creates short-term liquidity needs, the Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Fund).
The Fund may not be able to identify and invest in attractive floating rate bank loans, such as senior loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. The Fund may also invest in other floating rate debt securities or other investments. For example, the Fund may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal. Bank loan investments may be generally considered speculative and risks arising from the Fund’s investments in bank loans may be similar to those of investments in “junk” bonds or below investment grade investments. The Fund’s investments in bank loans may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.
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Bridge Loan Risk. Investments in bridge loans subject the Fund to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
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DIP Loan Risk. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP loan.
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Mezzanine Loan Risk. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay
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the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Market Risk. The value of a Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, war, armed conflicts, including related sanctions, social unrest, tariffs, trade disputes, financial institution failures, and economic recessions, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant and negative impact on the global economies and financial markets.
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Armed Conflicts Risk. Armed conflicts between countries or in a geographic region, such as the ongoing armed conflicts in Europe and the Middle East, have the potential to adversely impact a Fund. The extent and duration of each conflict, resulting sanctions, and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the United States and broader global economy and the markets for certain securities and commodities.
Market Capitalization Risk. To the extent a Fund focuses its investments in small-, mid-, or large-sized companies, it may be subject to associated risks. At any given time, any of these market capitalizations tend may go in and out of favor based on market and economic conditions.
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Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, small- and mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on a Fund’s returns, especially as market conditions change.
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Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Money Market Fund Investment Risk. A Fund may have cash balances that have not been invested in portfolio securities, which may be used to purchase shares of affiliated or non-affiliated money market funds, or cash management pooled investment vehicles that operate as money market funds, as part of a cash sweep program. By investing in a money market fund, a Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective and a Fund may lose money. To the extent a Fund transacts in instruments such as derivatives, such Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from such Fund’s investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption
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activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable net asset value could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their net asset values. Certain money market funds have in the past failed to maintain stable net asset values, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.
Rules adopted by the Securities and Exchange Commission (the “SEC”) require, among other things, certain money market funds to cause transactions in shares of these funds to be effected using a fund’s net asset value per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). “Government Money Market Funds” and “Retail Money Market Funds” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, are not subject to the floating net asset value requirements, as described above. In addition, certain money market funds may impose a discretionary fee (up to 2%) upon sale of shares because of market conditions or other factors if a fund’s board or a delegate believes such fee is in the best interest of the fund. There can be no assurance that a Fund’s investments in money market funds are not adversely affected by reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.
In addition to the fees and expenses that a Fund directly bears, a Fund indirectly bears the fees and expenses of any money market fund in which it invests.
Mortgage- and Asset-Backed Securities Risk. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Fund’s returns because the Fund will have to reinvest that money at lower prevailing interest rates. Investments in certain mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of a Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. A Fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Nondiversification Risk. Janus Henderson Contrarian Fund, Janus Henderson Forty Fund, and Janus Henderson Research Fund are classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security held by a Fund may have a greater impact on the Fund’s net asset value and total return. Being nondiversified may also make a Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although each Fund may satisfy the requirements for a diversified fund, and has from time to time operated as diversified, each Fund’s nondiversified classification gives the Fund’s portfolio management more flexibility to hold larger positions in more securities than a fund that is classified as diversified.
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Operational Risk. An investment in each Fund can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in key personnel, technology and/or service providers, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect each Fund’s ability to calculate its net asset value, process fund orders, execute portfolio trades or perform other essential tasks in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on each Fund. Although business continuity plans are intended to mitigate or remediate adverse effects in these circumstances, implementation of such plans by each Fund, the Adviser or third-party service providers in response to disruptive events such as cyber attacks on critical infrastructure, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest may increase these operational risks to the Fund. While each Fund seeks to minimize such events through internal controls and oversight of third-party service providers, there is no guarantee that the Fund will not suffer losses if such events occur.
Portfolio Management Risk. The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies and research process employed for the Funds may fail to produce the intended results. Accordingly, the Funds may underperform benchmark indices or other funds with similar investment objectives.
Preferred Stocks Risk. To the extent that a Fund holds preferred stock, it may be subject to the additional risks associated with preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Private Placements and Other Exempt Securities Risk. Investments in private placements and other securities exempt from certain registration requirements could decrease a Fund’s liquidity profile or prevent a Fund from disposing of them promptly at advantageous prices. Private placements and other securities exempt from certain registration requirements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Fund may get only limited information about the issuer of a private placement or other security exempt from certain registration requirements.
REIT and Real Estate-Related Securities Risk. To the extent a Fund holds REITs and REIT-like entities, it may be subject to the additional risks associated with REIT and REIT-like investments. REITs and REIT-like entities are subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs, changes in capital markets and interest rates, management skill in running a REIT, and the creditworthiness of the REIT. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. In addition, mortgage REITs (similar to direct investments in mortgage-backed securities) are subject to prepayment risk. Equity REITs and mortgage REITs are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. While equity REITs and mortgage REITs may provide exposure to a large number of properties, such properties may be concentrated in a particular industry, region, or housing type, making such investments more vulnerable to unfavorable developments to economic or market events. Certain “special purpose” REITs in which a Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors. A Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses. The value of investments in REOCs will generally be affected by the same factors that adversely affect REIT investments; however, REOCs may also be adversely affected by income streams derived from businesses other than real estate ownership.
Additionally, a REIT that fails to comply with federal tax requirements under the Internal Revenue Code of 1986, as amended, affecting REITs may be subject to federal income taxation at the entity level, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future
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expenditures. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing the return to the Fund on its investment in such company.
Sovereign Debt Risk. A Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Investments in sovereign debt, especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
TBA Commitments Risk. A Fund may enter into “to be announced” or “TBA” commitments. Although TBA commitments must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, a Fund could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to a Fund may be less favorable than expected. There is a risk that the security that a Fund buys will lose value between the purchase and settlement dates. When a Fund sells a TBA security prior to settlement, it does not participate in future gains or losses with respect to the security. A Fund is generally not required to pay for the TBA security until the settlement date and, as a result, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
Warrants and Rights Risk. The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
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Management of the Funds

Investment adviser
Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. The Adviser is responsible for the day-to-day management of the Funds’ investment portfolios and furnishes continuous advice and recommendations concerning the Funds’ investments. The Adviser also provides certain administration and other services and is responsible for other business affairs of each Fund.
The Adviser (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson mutual funds, as well as the Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
On December 22, 2025, Janus Henderson Group plc ("Janus Henderson"), the parent company of the Adviser to each Fund, Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) announced that they have entered into a definitive agreement under which Janus Henderson will be acquired by Trian and General Catalyst (the “Transaction”). The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson shareholders.
The closing of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between each Fund and the Adviser. As a result, the closing of the Transaction will cause such advisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Trustees will consider new advisory agreements with the Adviser. If approved by the Trustees, the new agreements will be presented to the Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon the closing of the Transaction or such later time as shareholder approval is obtained.
The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned subadvisers”).
Pursuant to the order, the Adviser, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among the Adviser and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, the Adviser, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. In the event that the Adviser hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Shareholders of each Fund, with the exception of Janus Henderson Balanced Fund, Janus Henderson Contrarian Fund, Janus Henderson Enterprise Fund, and Janus Henderson Triton Fund, have approved the use of a manager-of-managers structure.
The Adviser furnishes certain administration, compliance, and accounting services to the Funds, including providing office space for the Funds and providing personnel to serve as officers to the Funds. The Funds reimburse the Adviser for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of the Adviser’s employees and Fund officers, including the Funds’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Funds. The Funds pay these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Funds.

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Management expenses
Each Fund pays the Adviser an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay.
The following tables reflect each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual compensation rate paid by each Fund to the Adviser after any applicable fee waivers and/or expense reimbursements.
Fixed-Rate Investment Advisory Fee
The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund’s average daily net assets.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Compensation Rate Paid to Adviser (%) (for the fiscal year ended September 30, 2025)
Janus Henderson Balanced Fund	All Asset Levels	0.55	0.55
Janus Henderson Enterprise Fund	All Asset Levels	0.64	0.64
Janus Henderson Growth and Income Fund	All Asset Levels	0.60	0.60
Janus Henderson Triton Fund	All Asset Levels	0.64	0.64
Janus Henderson U.S. Dividend Income Fund	First $2 Billion	0.60
	Over $2 Billion	0.55	0.00 (1)
Janus Henderson Venture Fund	All Asset Levels	0.64	0.64

(1)
For the fiscal year ended September 30, 2025, the Fund did not pay the Adviser any compensation after any applicable fee waivers and/or expense reimbursements because the Fund’s fee waiver exceeded the investment advisory fee.
Performance-Based Investment Advisory Fee
As reflected in the table below, Janus Henderson Contrarian Fund, Janus Henderson Research Fund, and Janus Henderson Forty Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund’s performance relative to the cumulative investment record of its performance fee benchmark index (referred to in this section as the “benchmark index”) over a rolling 36-month performance measurement period. The second column in the table below shows each Fund’s base fee rate. The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to each Fund’s respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to each Fund’s base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual compensation rate paid by each Fund after any applicable fee waivers and/or expense reimbursements as of the end of the fiscal year.
As an example, if a Fund outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.
Fund Name	Base Fee Rate (%)	Full Performance Rate vs. Benchmark Index	Performance Adjusted Investment Advisory Fee Rate (%)	Actual Compensation Rate Paid to Adviser (%) (for the fiscal year ended September 30, 2025)
Janus Henderson Contrarian Fund	0.64	± 7.00%	0.50	0.50
Janus Henderson Research Fund	0.64	± 5.00%	0.69	0.69
Janus Henderson Forty Fund	0.64	± 8.50%	0.54	0.54

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For Janus Henderson Contrarian Fund, Janus Henderson Research Fund, and Janus Henderson Forty Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:
Fund Name	Benchmark Index
Janus Henderson Contrarian Fund	S&P 500 Index
Janus Henderson Research Fund	Russell 1000 Growth Index
Janus Henderson Forty Fund	Russell 1000 Growth Index

The calculation of the performance adjustment applies as follows:
Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment
The investment advisory fee rate paid to the Adviser by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months.
No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Fund.
The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to the Adviser may, under some circumstances, exceed the cumulative dollar amount of management fees waived by the Adviser.
The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After the Adviser determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of that Fund’s benchmark index, the Adviser applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to the Adviser since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.
A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements is included in each Fund’s financial statements located in Form N-CSR for the periods ending September 30 and March 31. This information is available, free of charge, at janushenderson.com/info, under “Financial Statements and Other Information,” or by contacting a Janus Henderson representative at 1-877-335-2687. You may also request this information, free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary.
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Expense Limitations
The Adviser has contractually agreed to waive the advisory fee payable by each Fund and/or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, including networking/omnibus/shareholder servicing fees payable by any share class, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses, exceed the annual rate shown below.
With respect to Janus Henderson Balanced Fund, the Adviser has also contractually agreed to waive and/or reimburse a portion of the Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which the Fund invests. Pursuant to this agreement, the waiver amount is equal to the amount of Fund assets invested in the affiliated ETFs, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF, less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the affiliated ETFs (including, but not limited to custody, sub-administration, and transfer agency fees and fees paid to the distributor).
These fee waiver agreements may be terminated or modified only at the discretion of the Board of Trustees. For information about how the expense limit affects the total expenses of each Fund, if applicable, see the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The Adviser has agreed to continue each waiver for at least a one-year period commencing on January 28, 2026.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Balanced Fund	0.68
Janus Henderson Contrarian Fund(1)	0.75
Janus Henderson Enterprise Fund	0.80
Janus Henderson Forty Fund(1)	0.68
Janus Henderson Growth and Income Fund	0.62
Janus Henderson Research Fund(1)	0.68
Janus Henderson Triton Fund	0.86
Janus Henderson U.S. Dividend Income Fund	0.68
Janus Henderson Venture Fund	0.86

(1)
The Fund pays an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index during a measurement period. Because a fee waiver and/or reimbursement will have a positive effect upon the Fund’s performance, a fee waiver and/or reimbursement that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to the Adviser.

Portfolio management
Janus Henderson Balanced Fund

Co-Portfolio Managers Jeremiah Buckley, Michael Keough, and Greg Wilensky are responsible for the day-to-day management of the Fund. Messrs. Keough and Wilensky focus on the fixed-income portion of the Fund. Mr. Buckley focuses on the equity portion of the Fund.
Jeremiah Buckley, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Balanced Fund, which he has co-managed since December 2015. Mr. Buckley is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in Economics from Dartmouth College, where he graduated Phi Beta Kappa. Mr. Buckley holds the Chartered Financial Analyst designation.
Michael Keough is Executive Vice President and Co-Portfolio Manager of Janus Henderson Balanced Fund, which he has co-managed since December 2019. Mr. Keough is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Business/Management from the United States Air Force Academy.
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Greg Wilensky, CFA, is Head of U.S. Fixed Income at Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Balanced Fund, which he has co-managed since February 2020. Mr. Wilensky is also Portfolio Manager of other Janus Henderson accounts. Mr. Wilensky holds a Bachelor of Science degree in Business Administration from Washington University and a Master of Business Administration degree from the University of Chicago. He holds the Chartered Financial Analyst designation.
Janus Henderson Contrarian Fund

Co-Portfolio Managers Nick Schommer and Edward Su jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Contrarian Fund, which he has managed or co-managed since July 2017. Mr. Schommer is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Chemistry from the U.S. Military Academy at West Point, where he was recognized as a Distinguished Cadet and Phi Kappa Phi, and a Master of Business Administration degree from the UCLA Anderson School of Management. Mr. Schommer holds the Chartered Financial Analyst designation.
Edward Su, CFA, is Co-Portfolio Manager of Janus Henderson Contrarian Fund, which he has co-managed since February 2026. Mr. Su is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2024. Prior to joining the Adviser, Mr. Su was an emerging markets portfolio manager at Paradice Investment Management from 2018 to 2024. He holds a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill, Kenan-Flager Business School and an MBA in Finance and Accounting from the University of Chicago, Booth School of Business. Mr. Su holds the Chartered Financial Analyst designation.
Janus Henderson Enterprise Fund

Co-Portfolio Managers Brian Demain and Cody Wheaton are responsible for the day-to-day management of the Fund. Mr. Demain, as Lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Brian Demain, CFA, is Executive Vice President and Lead Portfolio Manager of Janus Henderson Enterprise Fund, which he has managed or co-managed since November 2007. Mr. Demain is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree (summa cum laude) in Economics from Princeton University, where he was a recipient of the Daniel L. Rubinfeld ’67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.
Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Enterprise Fund, which he has co-managed since July 2016. Mr. Wheaton is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He holds Bachelor of Arts degrees in Economics and Government from Dartmouth College. Mr. Wheaton holds the Chartered Financial Analyst designation.
Janus Henderson Forty Fund

Co-Portfolio Managers Brian Recht and Nick Schommer jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Brian Recht is Executive Vice President and Co-Portfolio Manager of Janus Henderson Forty Fund, which he has co-managed since March 2022. Mr. Recht is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2015. Mr. Recht holds a Bachelor of Arts degree (summa cum laude) in Government from Dartmouth College where he was a member of Phi Beta Kappa. He also holds a Master of Business Administration degree from the Stanford Graduate School of Business and a Juris Doctorate from Stanford Law School.
Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Forty Fund, which he has co-managed since January 2016. Mr. Schommer is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Chemistry from the U.S. Military Academy at West Point, where he was recognized as a Distinguished Cadet and Phi Kappa Phi, and a Master of Business Administration degree from the UCLA Anderson School of Management. Mr. Schommer holds the Chartered Financial Analyst designation.
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Janus Henderson Growth and Income Fund and Janus Henderson U.S. Dividend Income Fund

Jeremiah Buckley, CFA, is Executive Vice President and Portfolio Manager of Janus Henderson Growth and Income Fund and Janus Henderson U.S. Dividend Income Fund, which he has managed or co-managed since July 2014 and since inception in December 2022, respectively. Mr. Buckley is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser in 1998. Mr. Buckley holds a Bachelor of Arts degree in Economics from Dartmouth College, where he graduated Phi Beta Kappa. He holds the Chartered Financial Analyst designation.
Janus Henderson Research Fund

The Central Research Team selects investments for Janus Henderson Research Fund and has done so since February 2006. The Central Research Team consists of the Adviser’s equity research analysts. The Portfolio Oversight Team oversees the Fund’s holdings. Joshua Cummings and John Jordan are members of the Portfolio Oversight Team and are primarily responsible for the day-to-day management of the Fund.
Joshua Cummings, CFA, is Head of the Consumer Sector Team and the Communications Sector Team at Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Research Fund, which he has co-managed since January 2024. Mr. Cummings is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2016. He holds a Bachelor of Arts degree in Economics from Colby College and a Master of Business Administration degree in Finance and Accounting from New York University. Mr. Cummings holds the Chartered Financial Analyst designation.
John Jordan is Head of the Financials Sector Team at Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Research Fund, which he has co-managed since January 2024. Mr. Jordan is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2008. He holds a Bachelor of Arts degree in History and Economics from the University of Virginia where he graduated with high distinction and was a member of Phi Beta Kappa. Mr. Jordan also holds a Juris Doctor from Yale Law School.
Janus Henderson Triton Fund and Janus Henderson Venture Fund

Co-Portfolio Managers Jonathan D. Coleman, Aaron Schaechterle, and Scott Stutzman are responsible for the day-to-day management of the Funds. Mr. Coleman, as Lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolios. Mr. Stutzman intends to retire from Janus Henderson Investors on or about July 2, 2026. Following Mr. Stutzman’s retirement, Mr. Coleman and Mr. Schaechterle will continue to serve as Co-Portfolio Managers of the Funds.
Jonathan D. Coleman, CFA, is Executive Vice President and Lead Portfolio Manager of Janus Henderson Triton Fund and Janus Henderson Venture Fund, which he has managed or co-managed since May 2013. Mr. Coleman is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. Mr. Coleman holds the Chartered Financial Analyst designation.
Aaron Schaechterle is Executive Vice President and Co-Portfolio Manager of Janus Henderson Triton Fund and Janus Henderson Venture Fund, which he has co-managed since September 2023. Mr. Schaechterle is also Portfolio Manager of other Janus Henderson accounts. He was an analyst with the Adviser from 2014 to 2021, and re-joined the Adviser in 2022. Prior to re-joining the Adviser, Mr. Schaechterle was Vice President of Corporate Strategy and Development at Glaukos Corporation from 2021 to 2022. He holds a Bachelor of Business Administration degree in Finance from the University of Iowa and a Master of Business Administration degree from Harvard Business School, where he graduated with high distinction as a Baker Scholar.
Scott Stutzman, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Triton Fund and Janus Henderson Venture Fund, which he has co-managed since July 2016. Mr. Stutzman is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He holds a Bachelor of Science degree in Industrial Engineering and Management Sciences from Northwestern University, and a Master of Business Administration degree, with a concentration in Finance, from Columbia University. Mr. Stutzman holds the Chartered Financial Analyst designation.
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Information about portfolio management’s compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in the Fund(s) that they manage, is included in the SAI.
Conflicts of Interest
The Adviser manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, the Adviser manages the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds that are managed by the Adviser. Because the Adviser manages the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that a Fund is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to that Fund. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so, which could accelerate the recognition of taxable income or cause actual expenses to increase. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.
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Other information

CLOSED FUND POLICIES
A Fund may limit sales of its Shares to new investors. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses.

LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.

DISTRIBUTION OF THE Funds
The Funds are distributed by Janus Henderson Distributors US LLC (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid U.S. federal income taxation at the entity level, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), requires, among other things, each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A return of capital distribution is generally treated first as a tax-free return of capital to the extent of your basis in your shares and thereafter is treated as a capital gain if you hold your shares as a capital asset. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares held in a taxable account. Distributions are made at the class level, so they may vary from class to class within a single Fund.
Distribution Schedule
Dividends from net investment income for Janus Henderson Balanced Fund, Janus Henderson Growth and Income Fund, and Janus Henderson U.S. Dividend Income Fund are normally declared and distributed in March, June, September, and December. Dividends from net investment income for each of the other Funds are normally declared and distributed in December. In addition, distributions of net capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.
How Distributions Affect a Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the Shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-advantaged account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary, or a Janus Henderson representative (1-800-333-1181) if you hold Class N Shares directly with a Fund. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-advantaged plan or account.

TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following is a general discussion of certain federal income tax consequences of investing in the Funds. This summary assumes that investors hold shares of a Fund as capital assets (within the meaning of the Internal Revenue Code). The discussion does not apply to investors that are not “United States persons” (as such term is defined under Section 7701(a)(30) of the Internal Revenue Code) or investors subject to special tax treatment (such as a partnership, financial institution, real estate investment trust, regulated investment company, insurance company, tax-advantaged, tax-qualified and retirement plans (or any other tax-exempt entity), or dealer in securities), except as otherwise indicated below, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
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Taxes on Distributions
Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (the “IRS”). A portion of a Fund’s distributions received from REITs may be classified as a return of capital for federal income tax purposes. As a result, a Fund that invests in REITs is more likely to make distributions that are treated as returns of capital, and possibly in greater amounts, than a fund that does not invest in REITs.
Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility. Your ability to deduct capital losses may be limited under the Internal Revenue Code.
The Funds may be required to withhold U.S. federal income tax on all distributions (including dividends and capital gain distributions) and redemption proceeds to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS (or the Fund has been notified by the IRS) that they are subject to backup withholding. The current backup withholding rate is 24%.
If certain foreign entities own shares of a Fund and do not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), such Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income, payments of gross proceeds from sales of Fund shares, and distributions of net capital gains. Proposed Treasury regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued. Shareholders should consult their individual tax advisers regarding the possible implications of FATCA.
For Shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, your intermediary (or the Fund, if you hold Class N Shares directly with a Fund) will report cost basis information to you and to the IRS. Your intermediary (or the Fund) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold Class N Shares directly with a Fund in which case
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the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Funds
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If a Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds, which will reduce the Funds’ investment company taxable income.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income tax twice. If a Fund invests in partnerships, it may be subject to state tax liabilities.
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Shareholder’s guide

With certain exceptions, the Funds are generally available only to shareholders residing in the United States and employees of the Adviser or its affiliates. For purposes of this policy, the Funds require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Fund.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors.
Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. In addition, Class A Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class A Shares may be offered without an initial sales charge to certain classes of investors such as purchases through certain retirement platforms, certain self-directed brokerage platforms where the financial intermediary is the broker of record, or fee-based platforms. See “Qualifying for a Waiver or Reduction of Class A Shares Sales Charge” in this Shareholder’s Guide for additional details.
Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares. Other share classes described in this Prospectus as eligible for investment by retirement plans are unaffected by this closure.
Class C Shares currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares. For more information, please refer to “Conversion of Class C Shares to Class A Shares.”
Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares may also be available to retail investors purchasing in qualified or nonqualified accounts where such accounts are held through an omnibus account at your broker or financial intermediary. For more information please refer to Appendix A which accompanies this Prospectus. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. In addition to these fees and expenses paid by Class I Shares, your broker or financial intermediary may impose a commission or other sales charge on purchases. The nature and amount of such commission or other sales charge for your purchases is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans, and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) institutional investors and retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary,
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and where the financial intermediary requires no payment or reimbursement from the Funds, the Adviser or its affiliates, for distribution-related or other shareholder services. Your broker or financial intermediary may impose a commission or other sales charge on purchases of Class N Shares. The nature and amount of such commission or other sales charge for your purchases is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative. Class N Shares also are available to Janus Henderson proprietary products. Class N Shares also are available to certain direct institutional investors approved by the Distributor including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.
Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. Class R Shares pay up to 0.50% of net assets to financial intermediaries for the provision of distribution services and, to a certain extent, shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of the plan or plan participants.
Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer the Shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For Class N Shares held directly with a Fund, please contact a Janus Henderson representative at 1-800-333-1181.

Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund’s NAV is calculated as of the close of the trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by a Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.
The price you pay for purchases of Shares is the public offering price, which is the NAV next calculated after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. For Class I Shares or Class N Shares, although purchases and redemptions are made at the net asset value calculated after your order is received by the Funds, you may be charged a commission by your broker or other financial institution. The nature and amount of the commission and the times at which it may be collected are determined by your broker. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by a Fund or its agents by the close of the trading session of the NYSE.
The price you receive to sell Shares is also the NAV. Although purchases and redemptions are made at the NAV calculated after your order is received by a Fund, you may be charged a commission or an additional fee for processing purchases and redemptions of Shares by your broker or other financial institution. The nature and amount of the commission or additional fee for processing purchases and redemptions of Shares and the times at which it may be collected are determined by your
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broker. In order to receive the NAV calculated after your order is received by a Fund, your order must be received in good order by the Fund or its agents by the close of the trading session of the NYSE.
Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). To the extent available, domestic and foreign equity securities traded on a securities exchange, including ETFs, are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. Most fixed-income securities are typically valued using an evaluated bid price supplied by an Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith by the Adviser pursuant to the Valuation Procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair valuation may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Valuation Procedures provide for the use of systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The methodologies employed when fair valuing Fund holdings may change from time to time. Because fair value pricing involves subjective judgments, it is possible that the fair value determination for a security may be different than the value that could be realized when selling that security.
Due to the subjective nature of systematic fair valuation, the value of a particular security may be different from the last quoted market price. Systematic fair valuation may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund’s portfolio securities and the reflection of such change in a Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that the valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of a Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Valuation Procedures and the Trust’s excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation.
Generally, futures contracts and/or options on futures are valued at the actual settlement price on valuation date on the exchange as reported by an approved vendor. In the event actual settlement price is unavailable or is deemed unreliable, then the reported settlement price (there can be different settlement prices at different times), early settlement price or the last trade price shall be used. Option contracts are valued using an evaluated price from an approved vendor. Evaluated prices can be derived using an option pricing model, including inputs derived from volatility surfaces, market data and characteristics of the portfolio investment. In cases when an approved vendor cannot provide coverage for an option, a broker quotation or an internal valuation using the Black-Scholes model, or other appropriate option pricing model shall be used. Index swaps, credit default swaps, and interest rate swaps are typically valued using an evaluated price from an approved
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vendor. Evaluated prices will generally have a fixed and floating leg with the present value of each being calculated based on the terms of the trade.
All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

Choosing a share class
Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares are offered by this Prospectus. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of Shares and whether or not you are eligible to purchase these Shares, please call 1-877-335-2687.
Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:
•
how much you plan to invest;
•
how long you expect to own the shares;
•
the expenses paid by each class; and
•
for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.
You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:
Class A Shares
Initial sales charge on purchases	Up to 5.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $250,000 or more
Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment
• Non-retirement accounts	$2,500(2)
• Certain tax-advantaged accounts or UTMA accounts	$500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class C Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment
• Non-retirement accounts	$2,500(2)
• Certain tax-advantaged accounts or UTMA accounts	$500
Maximum purchase	$250,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)
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Class S Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment
• Non-retirement accounts	$2,500(2)
• Certain tax-advantaged accounts or UTMA accounts	$500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class I Shares(3)
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries(3)
Minimum initial investment
• Non-retirement accounts	$2,500(4)
• Certain tax-advantaged accounts or UTMA accounts	$500(4)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class N Shares(3)
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	None to intermediaries(3)
Minimum initial investment
• Retirement investors (investing through an adviser-assisted, employer-sponsored plan)	None
• Retail investors (investing through a financial intermediary omnibus account)	$2,500(5)
• Institutional investors (investing directly with a Fund)	$1,000,000
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class R Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment
• Non-retirement accounts	$2,500(2)
• Certain tax-advantaged accounts or UTMA accounts	$500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.50% annual distribution/service fee
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Class T Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment
• Non-retirement accounts	$2,500(2)
• Certain tax-advantaged accounts or UTMA accounts	$500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None

(1)
May be waived under certain circumstances.
(2)
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to this minimum. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
(3)
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
(4)
Exceptions to this minimum may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
(5)
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A Shares, Class S Shares, and Class R Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), each Fund pays the Distributor a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:
Class	12b-1 Fee for the Funds
Class A Shares	0.25%
Class C Shares	1.00%(1)
Class S Shares	0.25%
Class R Shares	0.50%

(1)
Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.
Under the terms of each Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.
The Distributor is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although the Distributor may, pursuant to a written agreement between the Distributor and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. The Distributor is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.
Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
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Administrative Fees
Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. The Transfer Agent pays these administrative fees to intermediaries on behalf of the Funds. The Transfer Agent is then reimbursed by the Funds for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from the Transfer Agent on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class S Shares, Class R Shares, and Class T Shares
The Transfer Agent receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares, Class R Shares, and Class T Shares of each Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with the Adviser. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. The Transfer Agent expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Funds. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.
For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Payments to financial intermediaries by the Adviser or its affiliates
From their own assets, the Adviser or its affiliates pay selected brokerage firms or other financial intermediaries that sell certain classes of Shares of the Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries, including, but not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with the Adviser’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship.
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These factors may change from time to time. Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.
In addition, the Adviser, the Distributor, or their affiliates pay fees, from their own assets, to certain brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, other shareholder or administrative services (including payments for processing transactions via the NSCC or other means), and for the operational and related expenses incurred by an intermediary for adding and maintaining each Janus Henderson fund share class offered on the intermediary’s platform, which is based on the specific share classes’ unique Committee on Uniform Security Identification Procedures (“CUSIP”) number, in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for certain of these types of services or other services.
The Adviser or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. However, as described elsewhere in this Prospectus, your financial adviser and/or his or her firm may also receive 12b-1 fees and/or administrative services fees in connection with your purchase and retention of Janus Henderson funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

Purchases
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
With the exception of Class N Shares, purchases of Shares may generally be made only through financial intermediaries and retirement platforms. Class N Shares may be purchased directly with the Funds in certain circumstances as described in the eligibility discussion at the beginning of this “Shareholder’s Guide” section. Contact your financial intermediary or a Janus Henderson representative (1-800-333-1181) if you hold Class N Shares directly with the Funds or refer to your plan
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documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, a Fund may permit an in-kind purchase of Shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds’ behalf. As discussed under “Payments to Financial Intermediaries by the Adviser or its Affiliates,” the Adviser and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.
Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary (or the Adviser, if you hold Class N Shares directly with a Fund) is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number, and you may be requested to provide information on persons with authority or control over the account, or persons who own (whether directly, indirectly, or beneficially) 25% or more of the entity, such as name, permanent street address, date of birth, and Social Security number. Until verification of an identity is made, your financial intermediary (or the Adviser, if you hold Class N Shares directly with a Fund) may temporarily limit additional share purchases. In addition, your financial intermediary (or the Adviser, if you hold Class N Shares directly with a Fund) may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary (or a Janus Henderson representative, if you hold Class N Shares directly with a Fund) if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, the Adviser’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Minimum Investment Requirements
Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-advantaged accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Investors should refer to their intermediary for additional information.
The maximum purchase in Class C Shares is $250,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $250,000 of Fund shares.
Class I Shares
Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-advantaged accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus Henderson Group plc (“JHG”) and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus Henderson representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts. For additional information, contact your intermediary, plan sponsor, or administrator, as applicable.
Class N Shares
For retail investors whose accounts are held through an omnibus account at their financial intermediary, the minimum investment is $2,500 per Fund account. Investors in certain tax-advantaged accounts or accounts held through certain wrap
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programs or bank trust platforms may not be subject to this minimum. For institutional investors investing directly with a Fund, the minimum investment is $1 million per Fund account. There is no investment minimum for adviser-assisted, employer-sponsored retirement plans, including health savings accounts. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class R Shares
There is no investment minimum for investors in a defined contribution plan. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums. For all other account types, the minimum investment is $2,500.
Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class N Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or the Adviser, if you hold Class N Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Initial Sales Charge
Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between the Distributor and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.50%	4.71%	3.75%
$100,000 but under $250,000	3.50%	3.63%	2.75%
$250,000 and above(2)	None	None	None

(1)
Offering Price includes the initial sales charge.
(2)
A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
For purchases of Class A Shares of $250,000 or greater, from its own assets, the Distributor generally pays financial intermediaries commissions as follows:
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1.00% on amounts of $250,000 but under $4,000,000;
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0.50% on amounts of $4,000,000 but under $10,000,000;
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0.25% on amounts of $10,000,000 and above.
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The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.
Qualifying for a Waiver or Reduction of Class A Shares Sales Charge
Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their family members): (i) registered representatives and other employees of intermediaries that have selling agreements with the Distributor to sell Class A Shares; (ii) directors, officers, and employees of JHG and its affiliates; and (iii) Trustees and officers of the Trust. A “family member” includes, but is not necessarily limited to (based on the reasonable discretion of the Adviser), a qualifying person’s sibling, spouse or domestic partner, lineal ascendant (mother, father, grandmother, grandfather, great-grandmother, great-grandfather), lineal descendant (son, daughter, step-son, step-daughter, grandson, granddaughter, great-grandson, great-granddaughter) or any sibling, spouse or domestic partner of a family member who is a lineal descendant or ascendant of a qualifying person. In addition, the initial sales charge may be waived on purchases of Class A Shares by the following persons: (i) investors purchasing Class A Shares through financial intermediaries on behalf of certain adviser-assisted, employer-sponsored retirement plans, including defined contribution plans, defined benefit plans and other welfare benefit plans such as health savings accounts and voluntary employees’ beneficiary association trust accounts; (ii) investors purchasing Class A Shares through a financial intermediary’s self-directed brokerage platform where the financial intermediary is the broker of record; and (iii) investors purchasing Class A Shares through fee-based broker-dealers or financial advisors, primarily on their advisory account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the advisory account. Adviser-assisted, employer-sponsored defined contribution plans include, for example, 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans. For purposes of qualifying for a waiver of the initial sales charge, the following retirement accounts are not eligible: 403(b) custodial accounts where shares are held on behalf of the individual, and not on behalf of the plan or plan trust, SEP IRAs, Simple IRAs, SAR-SEPs, or Keogh plans. To facilitate the waiver of a sales charge, the Distributor requires an agreement with the financial intermediary submitting trades on behalf of eligible investors.
You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus Henderson funds) with your current purchase of Class A Shares of the Funds and certain other Janus Henderson funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.
In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.
Right of Accumulation. You may purchase Class A Shares of a Fund at a reduced sales charge by aggregating (i) the dollar amount of the new purchase (measured by the offering price) with (ii) your holdings in all Class A Shares of the Fund and certain other classes (Class A Shares and Class C Shares of the Trust) of Janus Henderson funds held by you, and held in the accounts identified under “Aggregating Accounts” (“collective holdings”). Subject to your financial intermediary’s or record keeper’s capabilities, collective holdings will be calculated as the higher of (i) the current value of such holdings (the market value) as of the day prior to your new purchase or (ii) the amount initially invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the cost value). The applicable sales charge will be applied to such aggregated amount. In order for your purchases and collective holdings to be aggregated for purposes of qualifying for a reduced sales charge, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The qualification of a purchase for the reduced sales charge does not ensure the future availability of the right of accumulation, which is subject to modification or discontinuance at any time.
Letter of Intent. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. Investments made prior to the signing date are not aggregated with, and are not eligible to be included toward, the investment goal.
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You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Capital appreciation, capital gains, and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:
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trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
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solely controlled business accounts; and
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single participant retirement plans.
To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds’ shares, free of charge, and in a clear and prominent format, on our website at janushenderson.com/breakpoints, and by following the appropriate hyperlinks to the specific information.
Conversion of Class C Shares to Class A Shares
The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased.
For Class C Shares held in omnibus accounts on intermediary platforms, the Funds will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.
It is expected that the conversion of Class C Shares to Class A Shares of the same Fund will not result in a taxable event for federal income tax purposes. Please consult your tax adviser for further information.
Commission on Class C Shares
The Distributor may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the shareholder’s responsibility to notify a Fund, or the shareholder’s financial intermediary at the time of purchase, of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. Certain sales charge waivers and/or discounts are described in Appendix A – Intermediary Sales Charge Waivers and Discounts. These sales charge waivers and/or discounts are available only if you purchase your shares through the designated intermediaries. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through another intermediary to receive these waivers or discounts.

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Exchanges
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Contact your financial intermediary or a Janus Henderson representative (1-800-333-1181) if you hold Class N Shares directly with a Fund or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-advantaged accounts).
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You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
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You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will generally only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. A Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.
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You must meet the minimum investment amount for each fund.
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The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds will work with intermediaries to apply the Funds’ exchange limits. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts.
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Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
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Class C Shares are closed to investments by new employer-sponsored retirement plans, and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.
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Your Class C Shares that have been held for eight years will automatically convert to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month in which the eighth anniversary of the date of purchase occurs. For more information refer to “Conversion of Class C Shares to Class A Shares.”
Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to an initial sales charge. In addition, Class A Shares received through an exchange of Class C Shares due to an intermediary-driven conversion or an automatic conversion after eight years, or a conversion from a fee-based account to a brokerage account, will not be subject to an initial sales charge. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Redemptions
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class N Shares. Please contact your financial intermediary or a Janus Henderson
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representative (1-800-333-1181) if you hold Class N Shares directly with a Fund or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.
Shares of each Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent within two business days following receipt of the redemption order. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class N Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and affiliates of the Adviser, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the recognition of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.
While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs and accelerate the recognition of taxable income.
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Systematic Withdrawal Plan
Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived, however, the maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.
Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or the Adviser, if you hold Class N Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Contingent Deferred Sales Charge
Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:
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Upon the death or disability of an account owner;
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Retirement plans and certain other accounts held through a financial intermediary where no sales charge or commission was paid on the purchase of such shares;
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Retirement plan shareholders taking required minimum distributions;
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The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;
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The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or
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If a Fund chooses to liquidate or involuntarily redeem shares in your account.
To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Reinstatement Privilege
For each redemption of Class A Shares, you have a one-time right to reinvest the proceeds of such redemption into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or excessive trading policies and procedures may be cancelled or rescinded by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. Investors should be aware that the Funds are also available for purchase through third party intermediaries.
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The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
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exchange limitations as described under “Exchanges”;
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fair valuation of securities as described under “Pricing of Fund Shares”; and
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trade monitoring.
The Funds monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund.
The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors in other share classes who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.
In an attempt to deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Funds’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds”; (iii) transactions in the Funds by a collective investment trust managed by the Adviser; (iv) transactions in the Funds by certain charitable foundations; (v) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with target allocations; and (vi) systematic purchase, exchange, or redemption programs.
The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. There is potential for short-term arbitrage trades to dilute the value of the shares held by a Fund despite the Funds’ adoption of policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies.
There is no assurance that the policies and procedures adopted by the Funds to detect and deter excessive trading will be effective in all circumstances. For example, for share classes sold through financial intermediaries, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an
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omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Adviser and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes such policies and procedures with respect to disclosure of portfolio holdings.
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Full Holdings. A schedule of each Fund’s portfolio holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for each Fund at janushenderson.com/info. A complete schedule of each Fund’s portfolio holdings is also available in the annual and semiannual financial statements located in Form N-CSR and, after the first and third fiscal quarters, in Form N-PORT. Information reported in Form N-CSR and in Form N-PORT will be made publicly available within 70 and 60 days, respectively, after the end of each fiscal quarter. Each Fund’s Form N-CSR and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.
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Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag.
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Other Information. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and/or fixed-income issuers ranked by performance attribution, including the percentage attribution to Fund performance, average Fund weighting, and other relevant data points, may be provided monthly with a 15-day lag.
The Adviser may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by the head of the applicable investment unit or a delegate, in consultation with the Funds’ Chief Compliance Officer or a delegate. Such exceptions may be made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.

Shareholder communications
Statements and Reports
Your financial intermediary or plan sponsor (or the Adviser, if you hold Class N Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or the Adviser, if you hold Class N Shares directly with a Fund) is responsible for providing annual and semiannual reports of the Funds that you have authorized for investment. Please contact your financial intermediary or plan sponsor (or the Adviser) to obtain these reports. The Funds’ fiscal year ends September 30.
Lost (Unclaimed/Abandoned) Accounts
It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or the Adviser, if you hold Class N Shares directly with a Fund) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or the Adviser) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or the Adviser) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property
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(including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
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Financial highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the Funds for the fiscal periods ended September 30 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in each Fund’s Form N-CSR and is incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Funds (assuming reinvestment of all dividends and distributions).
Janus Henderson Balanced Fund – Class A Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$47.97	$38.80	$35.92	$44.26	$38.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.81	0.81	0.70	0.34	0.34
Net realized and unrealized gain/(loss)	5.12	9.19	3.25	(6.67)	6.02
Total from Investment Operations	5.93	10.00	3.95	(6.33)	6.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.82)	(0.83)	(0.75)	(0.33)	(0.41)
Distributions (from capital gains)	(2.23)	—	(0.32)	(1.68)	(0.46)
Total Dividends and Distributions	(3.05)	(0.83)	(1.07)	(2.01)	(0.87)
Net Asset Value, End of Period	$50.85	$47.97	$38.80	$35.92	$44.26
Total Return*	12.97%	25.93%	11.04%	(15.13)%	16.58%
Net Assets, End of Period (in thousands)	$2,596,463	$2,297,158	$1,865,079	$1,748,525	$1,963,351
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.89%	0.88%	0.89%	0.89%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.88%	0.89%	0.89%	0.89%
Ratio of Net Investment Income/(Loss)	1.70%	1.85%	1.80%	0.80%	0.80%
Portfolio Turnover Rate(2)	75%	76%	92%	79%	60%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
105 | Janus Investment Fund

Janus Henderson Balanced Fund – Class C Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$47.34	$38.29	$35.46	$43.74	$38.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.46	0.48	0.42	0.03	0.04
Net realized and unrealized gain/(loss)	5.05	9.07	3.21	(6.57)	5.95
Total from Investment Operations	5.51	9.55	3.63	(6.54)	5.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.50)	(0.48)	(0.06)	(0.13)
Distributions (from capital gains)	(2.23)	—	(0.32)	(1.68)	(0.46)
Total Dividends and Distributions	(2.71)	(0.50)	(0.80)	(1.74)	(0.59)
Net Asset Value, End of Period	$50.14	$47.34	$38.29	$35.46	$43.74
Total Return*	12.17%	25.03%	10.25%	(15.75)%	15.76%
Net Assets, End of Period (in thousands)	$2,067,605	$2,171,728	$2,035,792	$2,180,941	$2,817,466
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.60%	1.62%	1.59%	1.60%	1.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.60%	1.62%	1.59%	1.60%	1.60%
Ratio of Net Investment Income/(Loss)	1.00%	1.11%	1.10%	0.08%	0.10%
Portfolio Turnover Rate(2)	75%	76%	92%	79%	60%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
106 | Janus Investment Fund

Janus Henderson Balanced Fund – Class S Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$47.97	$38.79	$35.91	$44.24	$38.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.72	0.73	0.63	0.25	0.27
Net realized and unrealized gain/(loss)	5.12	9.19	3.25	(6.65)	6.00
Total from Investment Operations	5.84	9.92	3.88	(6.40)	6.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.73)	(0.74)	(0.68)	(0.25)	(0.33)
Distributions (from capital gains)	(2.23)	—	(0.32)	(1.68)	(0.46)
Total Dividends and Distributions	(2.96)	(0.74)	(1.00)	(1.93)	(0.79)
Net Asset Value, End of Period	$50.85	$47.97	$38.79	$35.91	$44.24
Total Return*	12.76%	25.73%	10.84%	(15.29)%	16.35%
Net Assets, End of Period (in thousands)	$395,008	$396,524	$355,150	$373,119	$566,156
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.07%	1.07%	1.07%	1.07%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.06%	1.06%	1.07%	1.07%
Ratio of Net Investment Income/(Loss)	1.53%	1.67%	1.62%	0.59%	0.63%
Portfolio Turnover Rate(2)	75%	76%	92%	79%	60%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
107 | Janus Investment Fund

Janus Henderson Balanced Fund – Class I Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$48.16	$38.94	$36.05	$44.41	$38.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.91	0.91	0.79	0.43	0.44
Net realized and unrealized gain/(loss)	5.14	9.23	3.26	(6.68)	6.04
Total from Investment Operations	6.05	10.14	4.05	(6.25)	6.48
Less Dividends and Distributions:
Dividends (from net investment income)	(0.92)	(0.92)	(0.84)	(0.43)	(0.51)
Distributions (from capital gains)	(2.23)	—	(0.32)	(1.68)	(0.46)
Total Dividends and Distributions	(3.15)	(0.92)	(1.16)	(2.11)	(0.97)
Net Asset Value, End of Period	$51.06	$48.16	$38.94	$36.05	$44.41
Total Return*	13.20%	26.23%	11.28%	(14.93)%	16.86%
Net Assets, End of Period (in thousands)	$12,816,512	$11,799,023	$9,681,874	$9,457,091	$11,674,873
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.67%	0.66%	0.66%	0.66%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.66%	0.66%	0.66%	0.65%
Ratio of Net Investment Income/(Loss)	1.93%	2.07%	2.03%	1.02%	1.04%
Portfolio Turnover Rate(2)	75%	76%	92%	79%	60%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
108 | Janus Investment Fund

Janus Henderson Balanced Fund – Class N Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$48.10	$38.90	$36.01	$44.37	$38.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.96	0.95	0.83	0.47	0.48
Net realized and unrealized gain/(loss)	5.14	9.22	3.26	(6.69)	6.03
Total from Investment Operations	6.10	10.17	4.09	(6.22)	6.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.97)	(0.97)	(0.88)	(0.46)	(0.54)
Distributions (from capital gains)	(2.23)	—	(0.32)	(1.68)	(0.46)
Total Dividends and Distributions	(3.20)	(0.97)	(1.20)	(2.14)	(1.00)
Net Asset Value, End of Period	$51.00	$48.10	$38.90	$36.01	$44.37
Total Return*	13.33%	26.32%	11.39%	(14.87)%	16.96%
Net Assets, End of Period (in thousands)	$2,530,540	$2,315,386	$1,993,794	$1,777,708	$1,611,032
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of Net Investment Income/(Loss)	2.02%	2.16%	2.12%	1.13%	1.12%
Portfolio Turnover Rate(2)	75%	76%	92%	79%	60%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
109 | Janus Investment Fund

Janus Henderson Balanced Fund – Class R Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$47.62	$38.52	$35.67	$43.96	$38.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.60	0.62	0.53	0.15	0.16
Net realized and unrealized gain/(loss)	5.07	9.12	3.23	(6.61)	5.97
Total from Investment Operations	5.67	9.74	3.76	(6.46)	6.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.61)	(0.64)	(0.59)	(0.15)	(0.23)
Distributions (from capital gains)	(2.23)	—	(0.32)	(1.68)	(0.46)
Total Dividends and Distributions	(2.84)	(0.64)	(0.91)	(1.83)	(0.69)
Net Asset Value, End of Period	$50.45	$47.62	$38.52	$35.67	$43.96
Total Return*	12.48%	25.40%	10.56%	(15.50)%	16.08%
Net Assets, End of Period (in thousands)	$431,736	$418,696	$378,412	$368,360	$473,663
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.32%	1.31%	1.32%	1.32%	1.32%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.31%	1.31%	1.32%	1.31%
Ratio of Net Investment Income/(Loss)	1.28%	1.42%	1.38%	0.35%	0.38%
Portfolio Turnover Rate(2)	75%	76%	92%	79%	60%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
110 | Janus Investment Fund

Janus Henderson Balanced Fund – Class T Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$48.07	$38.87	$35.98	$44.34	$38.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.85	0.85	0.74	0.36	0.38
Net realized and unrealized gain/(loss)	5.12	9.21	3.26	(6.68)	6.02
Total from Investment Operations	5.97	10.06	4.00	(6.32)	6.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.85)	(0.86)	(0.79)	(0.36)	(0.43)
Distributions (from capital gains)	(2.23)	—	(0.32)	(1.68)	(0.46)
Total Dividends and Distributions	(3.08)	(0.86)	(1.11)	(2.04)	(0.89)
Net Asset Value, End of Period	$50.96	$48.07	$38.87	$35.98	$44.34
Total Return*	13.05%	26.05%	11.14%	(15.09)%	16.67%
Net Assets, End of Period (in thousands)	$4,650,703	$4,648,624	$4,204,443	$4,289,200	$5,616,342
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.82%	0.82%	0.82%	0.82%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.80%	0.80%	0.81%	0.81%
Ratio of Net Investment Income/(Loss)	1.79%	1.93%	1.88%	0.87%	0.89%
Portfolio Turnover Rate(2)	75%	76%	92%	79%	60%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
111 | Janus Investment Fund

Janus Henderson Contrarian Fund – Class A Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$30.70	$24.74	$20.87	$31.37	$22.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.08	0.11	0.03	0.04
Net realized and unrealized gain/(loss)	2.97	7.67	3.82	(7.74)	9.28
Total from Investment Operations	3.01	7.75	3.93	(7.71)	9.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.08)	(0.06)	(0.05)	(0.10)
Distributions (from capital gains)	(3.06)	(1.71)	—	(2.74)	(0.31)
Total Dividends and Distributions	(3.12)	(1.79)	(0.06)	(2.79)	(0.41)
Net Asset Value, End of Period	$30.59	$30.70	$24.74	$20.87	$31.37
Total Return*	10.27%	33.40%	18.86%	(26.77)%	41.82%
Net Assets, End of Period (in thousands)	$67,643	$73,194	$61,193	$54,652	$63,005
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.90%	0.89%	0.99%	1.08%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.89%	0.99%	1.08%	1.12%
Ratio of Net Investment Income/(Loss)	0.14%	0.30%	0.44%	0.11%	0.14%
Portfolio Turnover Rate	52%	42%	45%	48%	37%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
112 | Janus Investment Fund

Janus Henderson Contrarian Fund – Class C Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$27.09	$22.11	$18.72	$28.59	$20.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.12)	(0.10)	(0.05)	(0.15)	(0.14)
Net realized and unrealized gain/(loss)	2.59	6.79	3.44	(6.98)	8.49
Total from Investment Operations	2.47	6.69	3.39	(7.13)	8.35
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(3.06)	(1.71)	—	(2.74)	(0.31)
Total Dividends and Distributions	(3.06)	(1.71)	—	(2.74)	(0.31)
Net Asset Value, End of Period	$26.50	$27.09	$22.11	$18.72	$28.59
Total Return*	9.58%	32.41%	18.11%	(27.34)%	40.91%
Net Assets, End of Period (in thousands)	$17,130	$19,945	$19,460	$21,790	$21,150
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.54%	1.61%	1.68%	1.82%	1.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%	1.61%	1.68%	1.82%	1.81%
Ratio of Net Investment Income/(Loss)	(0.50)%	(0.42)%	(0.24)%	(0.63)%	(0.52)%
Portfolio Turnover Rate	52%	42%	45%	48%	37%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
113 | Janus Investment Fund

Janus Henderson Contrarian Fund – Class S Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$30.58	$24.64	$20.80	$31.34	$22.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	0.02	0.05	(0.02)	(0.03)
Net realized and unrealized gain/(loss)	2.96	7.65	3.82	(7.74)	9.27
Total from Investment Operations	2.94	7.67	3.87	(7.76)	9.24
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.02)	(0.03)	(0.04)	—
Distributions (from capital gains)	(3.06)	(1.71)	—	(2.74)	(0.31)
Total Dividends and Distributions	(3.06)	(1.73)	(0.03)	(2.78)	(0.31)
Net Asset Value, End of Period	$30.46	$30.58	$24.64	$20.80	$31.34
Total Return*	10.06%	33.10%	18.64%	(26.94)%	41.49%
Net Assets, End of Period (in thousands)	$1,487	$1,637	$1,796	$1,402	$739
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.22%	1.21%	1.29%	1.41%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.09%	1.21%	1.30%	1.35%
Ratio of Net Investment Income/(Loss)	(0.06)%	0.09%	0.21%	(0.08)%	(0.09)%
Portfolio Turnover Rate	52%	42%	45%	48%	37%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
114 | Janus Investment Fund

Janus Henderson Contrarian Fund – Class I Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$30.91	$24.90	$21.01	$31.55	$22.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.15	0.17	0.10	0.14
Net realized and unrealized gain/(loss)	3.00	7.71	3.85	(7.79)	9.30
Total from Investment Operations	3.12	7.86	4.02	(7.69)	9.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.14)	(0.13)	(0.11)	(0.16)
Distributions (from capital gains)	(3.06)	(1.71)	—	(2.74)	(0.31)
Total Dividends and Distributions	(3.20)	(1.85)	(0.13)	(2.85)	(0.47)
Net Asset Value, End of Period	$30.83	$30.91	$24.90	$21.01	$31.55
Total Return*	10.59%	33.73%	19.18%	(26.57)%	42.18%
Net Assets, End of Period (in thousands)	$674,135	$712,611	$730,721	$754,492	$679,220
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.63%	0.62%	0.73%	0.83%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.62%	0.73%	0.83%	0.85%
Ratio of Net Investment Income/(Loss)	0.42%	0.57%	0.70%	0.36%	0.48%
Portfolio Turnover Rate	52%	42%	45%	48%	37%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
115 | Janus Investment Fund

Janus Henderson Contrarian Fund – Class N Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$30.86	$24.86	$20.98	$31.50	$22.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.18	0.20	0.12	0.13
Net realized and unrealized gain/(loss)	2.99	7.70	3.84	(7.77)	9.31
Total from Investment Operations	3.14	7.88	4.04	(7.65)	9.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.17)	(0.16)	(0.13)	(0.17)
Distributions (from capital gains)	(3.06)	(1.71)	—	(2.74)	(0.31)
Total Dividends and Distributions	(3.23)	(1.88)	(0.16)	(2.87)	(0.48)
Net Asset Value, End of Period	$30.77	$30.86	$24.86	$20.98	$31.50
Total Return*	10.68%	33.91%	19.30%	(26.50)%	42.28%
Net Assets, End of Period (in thousands)	$110,047	$107,976	$81,340	$83,560	$78,699
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.53%	0.51%	0.62%	0.73%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.53%	0.51%	0.62%	0.73%	0.77%
Ratio of Net Investment Income/(Loss)	0.52%	0.67%	0.82%	0.46%	0.46%
Portfolio Turnover Rate	52%	42%	45%	48%	37%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
116 | Janus Investment Fund

Janus Henderson Contrarian Fund – Class R Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$29.08	$23.55	$19.91	$30.14	$21.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.08)	(0.04)	(0.01)	(0.09)	(0.10)
Net realized and unrealized gain/(loss)	2.80	7.28	3.65	(7.40)	8.93
Total from Investment Operations	2.72	7.24	3.64	(7.49)	8.83
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(3.06)	(1.71)	—	(2.74)	(0.31)
Total Dividends and Distributions	(3.06)	(1.71)	—	(2.74)	(0.31)
Net Asset Value, End of Period	$28.74	$29.08	$23.55	$19.91	$30.14
Total Return*	9.80%	32.78%	18.28%	(27.11)%	41.11%
Net Assets, End of Period (in thousands)	$2,165	$2,451	$1,794	$1,628	$1,450
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.41%	1.41%	1.54%	1.62%	1.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.36%	1.35%	1.46%	1.55%	1.61%
Ratio of Net Investment Income/(Loss)	(0.31)%	(0.17)%	(0.03)%	(0.36)%	(0.33)%
Portfolio Turnover Rate	52%	42%	45%	48%	37%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
117 | Janus Investment Fund

Janus Henderson Contrarian Fund – Class T Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$30.86	$24.86	$20.97	$31.48	$22.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.12	0.14	0.06	0.07
Net realized and unrealized gain/(loss)	2.99	7.70	3.85	(7.77)	9.30
Total from Investment Operations	3.07	7.82	3.99	(7.71)	9.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.11)	(0.10)	(0.06)	(0.12)
Distributions (from capital gains)	(3.06)	(1.71)	—	(2.74)	(0.31)
Total Dividends and Distributions	(3.16)	(1.82)	(0.10)	(2.80)	(0.43)
Net Asset Value, End of Period	$30.77	$30.86	$24.86	$20.97	$31.48
Total Return*	10.43%	33.57%	19.04%	(26.66)%	41.94%
Net Assets, End of Period (in thousands)	$1,076,098	$1,106,670	$933,747	$866,118	$1,259,649
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.77%	0.76%	0.87%	0.98%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.74%	0.85%	0.96%	1.00%
Ratio of Net Investment Income/(Loss)	0.28%	0.45%	0.58%	0.23%	0.24%
Portfolio Turnover Rate	52%	42%	45%	48%	37%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
118 | Janus Investment Fund

Janus Henderson Enterprise Fund – Class A Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$142.98	$123.25	$116.22	$168.35	$137.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.14)	0.10	0.19	(0.30)	(0.27)
Net realized and unrealized gain/(loss)	7.58	29.46	19.41	(27.16)	43.67
Total from Investment Operations	7.44	29.56	19.60	(27.46)	43.40
Less Dividends and Distributions:
Dividends (from net investment income)	(1.11)	—	—	—	—
Distributions (from capital gains)	(8.35)	(9.83)	(12.57)	(24.67)	(12.82)
Total Dividends and Distributions	(9.46)	(9.83)	(12.57)	(24.67)	(12.82)
Net Asset Value, End of Period	$140.96	$142.98	$123.25	$116.22	$168.35
Total Return*	5.21%	25.76%	17.82%	(19.08)%	32.57%
Net Assets, End of Period (in thousands)	$484,327	$466,764	$388,721	$327,176	$472,904
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.14%	1.14%	1.15%	1.14%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.11%	1.12%	1.12%	1.11%
Ratio of Net Investment Income/(Loss)	(0.10)%	0.08%	0.15%	(0.21)%	(0.17)%
Portfolio Turnover Rate	17%	15%	14%	9%	12%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
119 | Janus Investment Fund

Janus Henderson Enterprise Fund – Class C Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$120.73	$106.05	$102.11	$151.54	$125.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.80)	(0.49)	(0.41)	(0.87)	(1.06)
Net realized and unrealized gain/(loss)	6.38	25.00	16.92	(23.89)	39.67
Total from Investment Operations	5.58	24.51	16.51	(24.76)	38.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	—	—	—	—
Distributions (from capital gains)	(8.35)	(9.83)	(12.57)	(24.67)	(12.82)
Total Dividends and Distributions	(8.69)	(9.83)	(12.57)	(24.67)	(12.82)
Net Asset Value, End of Period	$117.62	$120.73	$106.05	$102.11	$151.54
Total Return*	4.59%	25.12%	17.20%	(19.47)%	31.83%
Net Assets, End of Period (in thousands)	$64,272	$88,844	$101,480	$110,936	$179,240
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.69%	1.62%	1.64%	1.60%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.69%	1.62%	1.64%	1.60%	1.67%
Ratio of Net Investment Income/(Loss)	(0.70)%	(0.45)%	(0.38)%	(0.69)%	(0.73)%
Portfolio Turnover Rate	17%	15%	14%	9%	12%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
120 | Janus Investment Fund

Janus Henderson Enterprise Fund – Class S Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$141.37	$122.02	$115.22	$167.17	$136.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.21)	0.03	0.13	(0.36)	(0.34)
Net realized and unrealized gain/(loss)	7.50	29.15	19.24	(26.92)	43.39
Total from Investment Operations	7.29	29.18	19.37	(27.28)	43.05
Less Dividends and Distributions:
Dividends (from net investment income)	(1.01)	—	—	—	—
Distributions (from capital gains)	(8.35)	(9.83)	(12.57)	(24.67)	(12.82)
Total Dividends and Distributions	(9.36)	(9.83)	(12.57)	(24.67)	(12.82)
Net Asset Value, End of Period	$139.30	$141.37	$122.02	$115.22	$167.17
Total Return*	5.16%	25.70%	17.77%	(19.12)%	32.51%
Net Assets, End of Period (in thousands)	$267,571	$303,098	$279,289	$283,177	$442,011
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.16%	1.16%	1.16%	1.16%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.16%	1.16%	1.16%	1.16%
Ratio of Net Investment Income/(Loss)	(0.15)%	0.02%	0.11%	(0.25)%	(0.21)%
Portfolio Turnover Rate	17%	15%	14%	9%	12%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
121 | Janus Investment Fund

Janus Henderson Enterprise Fund – Class I Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$152.31	$130.24	$121.76	$175.21	$142.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.36	0.59	0.67	0.23	0.32
Net realized and unrealized gain/(loss)	8.10	31.31	20.38	(28.42)	45.33
Total from Investment Operations	8.46	31.90	21.05	(28.19)	45.65
Less Dividends and Distributions:
Dividends (from net investment income)	(1.58)	—	—	(0.59)	(0.51)
Distributions (from capital gains)	(8.35)	(9.83)	(12.57)	(24.67)	(12.82)
Total Dividends and Distributions	(9.93)	(9.83)	(12.57)	(25.26)	(13.33)
Net Asset Value, End of Period	$150.84	$152.31	$130.24	$121.76	$175.21
Total Return*	5.58%	26.20%	18.23%	(18.78)%	33.06%
Net Assets, End of Period (in thousands)	$10,023,411	$8,817,446	$6,792,381	$5,404,045	$8,014,607
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.76%	0.76%	0.76%	0.76%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.76%	0.76%	0.76%	0.74%
Ratio of Net Investment Income/(Loss)	0.25%	0.43%	0.51%	0.16%	0.19%
Portfolio Turnover Rate	17%	15%	14%	9%	12%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
122 | Janus Investment Fund

Janus Henderson Enterprise Fund – Class N Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$153.66	$131.19	$122.44	$176.05	$143.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.51	0.73	0.80	0.38	0.47
Net realized and unrealized gain/(loss)	8.18	31.57	20.52	(28.59)	45.53
Total from Investment Operations	8.69	32.30	21.32	(28.21)	46.00
Less Dividends and Distributions:
Dividends (from net investment income)	(1.72)	—	—	(0.73)	(0.66)
Distributions (from capital gains)	(8.35)	(9.83)	(12.57)	(24.67)	(12.82)
Total Dividends and Distributions	(10.07)	(9.83)	(12.57)	(25.40)	(13.48)
Net Asset Value, End of Period	$152.28	$153.66	$131.19	$122.44	$176.05
Total Return*	5.68%	26.32%	18.36%	(18.71)%	33.17%
Net Assets, End of Period (in thousands)	$6,972,912	$6,967,680	$5,279,269	$4,678,462	$5,636,167
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.66%	0.66%	0.66%	0.66%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.66%	0.66%	0.66%	0.66%
Ratio of Net Investment Income/(Loss)	0.34%	0.53%	0.61%	0.26%	0.28%
Portfolio Turnover Rate	17%	15%	14%	9%	12%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
123 | Janus Investment Fund

Janus Henderson Enterprise Fund – Class R Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$132.53	$115.25	$109.72	$160.72	$132.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.50)	(0.26)	(0.16)	(0.67)	(0.69)
Net realized and unrealized gain/(loss)	7.02	27.37	18.26	(25.66)	41.85
Total from Investment Operations	6.52	27.11	18.10	(26.33)	41.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.78)	—	—	—	—
Distributions (from capital gains)	(8.35)	(9.83)	(12.57)	(24.67)	(12.82)
Total Dividends and Distributions	(9.13)	(9.83)	(12.57)	(24.67)	(12.82)
Net Asset Value, End of Period	$129.92	$132.53	$115.25	$109.72	$160.72
Total Return*	4.90%	25.40%	17.48%	(19.32)%	32.18%
Net Assets, End of Period (in thousands)	$99,976	$96,080	$75,820	$69,756	$110,802
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.41%	1.40%	1.40%	1.41%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.41%	1.40%	1.40%	1.41%	1.40%
Ratio of Net Investment Income/(Loss)	(0.40)%	(0.22)%	(0.14)%	(0.50)%	(0.45)%
Portfolio Turnover Rate	17%	15%	14%	9%	12%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
124 | Janus Investment Fund

Janus Henderson Enterprise Fund – Class T Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$148.93	$127.72	$119.78	$172.66	$141.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.38	0.47	0.01	0.07
Net realized and unrealized gain/(loss)	7.92	30.66	20.04	(27.97)	44.71
Total from Investment Operations	8.07	31.04	20.51	(27.96)	44.78
Less Dividends and Distributions:
Dividends (from net investment income)	(1.37)	—	—	(0.25)	(0.32)
Distributions (from capital gains)	(8.35)	(9.83)	(12.57)	(24.67)	(12.82)
Total Dividends and Distributions	(9.72)	(9.83)	(12.57)	(24.92)	(13.14)
Net Asset Value, End of Period	$147.28	$148.93	$127.72	$119.78	$172.66
Total Return*	5.43%	26.03%	18.07%	(18.91)%	32.84%
Net Assets, End of Period (in thousands)	$3,189,255	$3,473,510	$3,170,313	$3,197,451	$5,208,155
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.91%	0.91%	0.91%	0.91%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income/(Loss)	0.10%	0.28%	0.37%	0.01%	0.05%
Portfolio Turnover Rate	17%	15%	14%	9%	12%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
125 | Janus Investment Fund

Janus Henderson Forty Fund – Class A Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$57.23	$43.76	$33.69	$56.20	$46.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.14)	(0.01)	0.06	(0.08)	(0.26)
Net realized and unrealized gain/(loss)	11.07	17.38	10.03	(17.22)	13.50
Total from Investment Operations	10.93	17.37	10.09	(17.30)	13.24
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	—	—	—
Distributions (from capital gains)	(5.66)	(3.89)	(0.02)	(5.21)	(3.85)
Total Dividends and Distributions	(5.66)	(3.90)	(0.02)	(5.21)	(3.85)
Net Asset Value, End of Period	$62.50	$57.23	$43.76	$33.69	$56.20
Total Return*	20.32%	42.41%	29.97%	(34.00)%	29.72%
Net Assets, End of Period (in thousands)	$578,367	$511,272	$377,708	$326,566	$525,208
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.88%	0.84%	0.81%	0.89%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.84%	0.81%	0.89%	1.02%
Ratio of Net Investment Income/(Loss)	(0.25)%	(0.03)%	0.14%	(0.17)%	(0.50)%
Portfolio Turnover Rate	33%	36%	39%	39%	31%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
126 | Janus Investment Fund

Janus Henderson Forty Fund – Class C Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$40.65	$32.32	$25.06	$43.38	$37.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.33)	(0.25)	(0.17)	(0.28)	(0.47)
Net realized and unrealized gain/(loss)	7.62	12.47	7.45	(12.83)	10.55
Total from Investment Operations	7.29	12.22	7.28	(13.11)	10.08
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(5.66)	(3.89)	(0.02)	(5.21)	(3.85)
Total Dividends and Distributions	(5.66)	(3.89)	(0.02)	(5.21)	(3.85)
Net Asset Value, End of Period	$42.28	$40.65	$32.32	$25.06	$43.38
Total Return*	19.57%	41.41%	29.07%	(34.43)%	28.88%
Net Assets, End of Period (in thousands)	$102,410	$108,611	$97,763	$89,166	$160,133
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.52%	1.52%	1.53%	1.51%	1.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.52%	1.52%	1.53%	1.51%	1.68%
Ratio of Net Investment Income/(Loss)	(0.88)%	(0.71)%	(0.57)%	(0.80)%	(1.15)%
Portfolio Turnover Rate	33%	36%	39%	39%	31%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
127 | Janus Investment Fund

Janus Henderson Forty Fund – Class S Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$53.45	$41.17	$31.75	$53.33	$44.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.21)	(0.09)	(0.01)	(0.15)	(0.33)
Net realized and unrealized gain/(loss)	10.28	16.26	9.45	(16.22)	12.84
Total from Investment Operations	10.07	16.17	9.44	(16.37)	12.51
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(5.66)	(3.89)	(0.02)	(5.21)	(3.85)
Total Dividends and Distributions	(5.66)	(3.89)	(0.02)	(5.21)	(3.85)
Net Asset Value, End of Period	$57.86	$53.45	$41.17	$31.75	$53.33
Total Return*	20.13%	42.15%	29.75%	(34.09)%	29.50%
Net Assets, End of Period (in thousands)	$485,418	$486,739	$381,719	$331,903	$586,481
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.05%	1.01%	0.98%	1.07%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.00%	0.97%	1.05%	1.19%
Ratio of Net Investment Income/(Loss)	(0.40)%	(0.19)%	(0.02)%	(0.34)%	(0.66)%
Portfolio Turnover Rate	33%	36%	39%	39%	31%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
128 | Janus Investment Fund

Janus Henderson Forty Fund – Class I Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$60.98	$46.40	$35.63	$59.06	$48.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	0.12	0.16	0.04	(0.13)
Net realized and unrealized gain/(loss)	11.85	18.48	10.63	(18.21)	14.15
Total from Investment Operations	11.85	18.60	10.79	(18.17)	14.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.13)	—	(0.05)	—
Distributions (from capital gains)	(5.66)	(3.89)	(0.02)	(5.21)	(3.85)
Total Dividends and Distributions	(5.74)	(4.02)	(0.02)	(5.26)	(3.85)
Net Asset Value, End of Period	$67.09	$60.98	$46.40	$35.63	$59.06
Total Return*	20.61%	42.76%	30.30%	(33.84)%	30.07%
Net Assets, End of Period (in thousands)	$2,539,705	$2,405,255	$1,826,123	$1,547,668	$2,360,269
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.64%	0.59%	0.56%	0.64%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.59%	0.56%	0.64%	0.76%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.22%	0.39%	0.08%	(0.24)%
Portfolio Turnover Rate	33%	36%	39%	39%	31%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Less than $0.005 on a per share basis.
(3)	Less than 0.005%.
129 | Janus Investment Fund

Janus Henderson Forty Fund – Class N Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$61.44	$46.73	$35.86	$59.38	$49.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.16	0.20	0.07	(0.10)
Net realized and unrealized gain/(loss)	11.95	18.61	10.69	(18.30)	14.22
Total from Investment Operations	12.00	18.77	10.89	(18.23)	14.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.17)	—	(0.08)	—
Distributions (from capital gains)	(5.66)	(3.89)	(0.02)	(5.21)	(3.85)
Total Dividends and Distributions	(5.78)	(4.06)	(0.02)	(5.29)	(3.85)
Net Asset Value, End of Period	$67.66	$61.44	$46.73	$35.86	$59.38
Total Return*	20.72%	42.86%	30.38%	(33.78)%	30.15%
Net Assets, End of Period (in thousands)	$700,232	$679,864	$490,179	$371,702	$581,225
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.56%	0.52%	0.49%	0.56%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.52%	0.49%	0.56%	0.70%
Ratio of Net Investment Income/(Loss)	0.08%	0.29%	0.46%	0.15%	(0.17)%
Portfolio Turnover Rate	33%	36%	39%	39%	31%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
130 | Janus Investment Fund

Janus Henderson Forty Fund – Class R Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$47.17	$36.83	$28.48	$48.48	$41.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.29)	(0.19)	(0.09)	(0.23)	(0.40)
Net realized and unrealized gain/(loss)	8.96	14.42	8.46	(14.56)	11.72
Total from Investment Operations	8.67	14.23	8.37	(14.79)	11.32
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(5.66)	(3.89)	(0.02)	(5.21)	(3.85)
Total Dividends and Distributions	(5.66)	(3.89)	(0.02)	(5.21)	(3.85)
Net Asset Value, End of Period	$50.18	$47.17	$36.83	$28.48	$48.48
Total Return*	19.81%	41.82%	29.41%	(34.26)%	29.21%
Net Assets, End of Period (in thousands)	$92,129	$90,397	$70,645	$60,027	$103,653
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.30%	1.26%	1.23%	1.31%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.26%	1.23%	1.30%	1.42%
Ratio of Net Investment Income/(Loss)	(0.66)%	(0.45)%	(0.28)%	(0.59)%	(0.90)%
Portfolio Turnover Rate	33%	36%	39%	39%	31%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
131 | Janus Investment Fund

Janus Henderson Forty Fund – Class T Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$55.85	$42.80	$32.92	$54.99	$45.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.08)	0.03	0.09	(0.03)	(0.21)
Net realized and unrealized gain/(loss)	10.79	16.97	9.81	(16.83)	13.22
Total from Investment Operations	10.71	17.00	9.90	(16.86)	13.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.06)	—	—	—
Distributions (from capital gains)	(5.66)	(3.89)	(0.02)	(5.21)	(3.85)
Total Dividends and Distributions	(5.67)	(3.95)	(0.02)	(5.21)	(3.85)
Net Asset Value, End of Period	$60.89	$55.85	$42.80	$32.92	$54.99
Total Return*	20.44%	42.55%	30.09%	(33.94)%	29.86%
Net Assets, End of Period (in thousands)	$5,030,696	$4,457,979	$3,352,693	$2,759,921	$4,465,117
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.80%	0.76%	0.73%	0.81%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.74%	0.71%	0.79%	0.93%
Ratio of Net Investment Income/(Loss)	(0.15)%	0.07%	0.23%	(0.07)%	(0.41)%
Portfolio Turnover Rate	33%	36%	39%	39%	31%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
132 | Janus Investment Fund

Janus Henderson Growth and Income Fund – Class A Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$78.55	$66.68	$59.86	$73.95	$59.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.34	0.54	0.65	0.55	0.49
Net realized and unrealized gain/(loss)	11.70	16.53	10.25	(10.31)	16.06
Total from Investment Operations	12.04	17.07	10.90	(9.76)	16.55
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.56)	(0.66)	(0.57)	(0.51)
Distributions (from capital gains)	(9.86)	(4.64)	(3.42)	(3.76)	(1.86)
Total Dividends and Distributions	(10.20)	(5.20)	(4.08)	(4.33)	(2.37)
Net Asset Value, End of Period	$80.39	$78.55	$66.68	$59.86	$73.95
Total Return*	17.19%	26.90%	18.62%	(14.38)%	28.28%
Net Assets, End of Period (in thousands)	$121,531	$104,059	$81,967	$71,633	$91,735
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.98%	0.99%	1.01%	1.01%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.99%	1.01%	1.01%	1.01%
Ratio of Net Investment Income/(Loss)	0.47%	0.76%	0.98%	0.77%	0.71%
Portfolio Turnover Rate	39%	27%	22%	17%	11%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
133 | Janus Investment Fund

Janus Henderson Growth and Income Fund – Class C Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$77.06	$65.52	$58.87	$72.81	$58.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.10)	0.10	0.24	0.10	0.05
Net realized and unrealized gain/(loss)	11.43	16.19	10.08	(10.13)	15.82
Total from Investment Operations	11.33	16.29	10.32	(10.03)	15.87
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.11)	(0.25)	(0.15)	(0.10)
Distributions (from capital gains)	(9.86)	(4.64)	(3.42)	(3.76)	(1.86)
Total Dividends and Distributions	(9.87)	(4.75)	(3.67)	(3.91)	(1.96)
Net Asset Value, End of Period	$78.52	$77.06	$65.52	$58.87	$72.81
Total Return*	16.46%	26.08%	17.91%	(14.93)%	27.48%
Net Assets, End of Period (in thousands)	$38,040	$43,871	$41,905	$40,161	$53,156
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.60%	1.63%	1.63%	1.64%	1.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.60%	1.63%	1.63%	1.64%	1.65%
Ratio of Net Investment Income/(Loss)	(0.14)%	0.14%	0.36%	0.15%	0.08%
Portfolio Turnover Rate	39%	27%	22%	17%	11%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
134 | Janus Investment Fund

Janus Henderson Growth and Income Fund – Class S Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$78.52	$66.66	$59.83	$73.92	$59.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.46	0.58	0.46	0.42
Net realized and unrealized gain/(loss)	11.69	16.51	10.25	(10.31)	16.05
Total from Investment Operations	11.94	16.97	10.83	(9.85)	16.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.47)	(0.58)	(0.48)	(0.43)
Distributions (from capital gains)	(9.86)	(4.64)	(3.42)	(3.76)	(1.86)
Total Dividends and Distributions	(10.10)	(5.11)	(4.00)	(4.24)	(2.29)
Net Asset Value, End of Period	$80.36	$78.52	$66.66	$59.83	$73.92
Total Return*	17.03%	26.74%	18.51%	(14.49)%	28.15%
Net Assets, End of Period (in thousands)	$13,841	$13,861	$12,791	$12,049	$23,935
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.14%	1.14%	1.14%	1.13%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.11%	1.12%	1.12%	1.12%
Ratio of Net Investment Income/(Loss)	0.34%	0.64%	0.87%	0.63%	0.61%
Portfolio Turnover Rate	39%	27%	22%	17%	11%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
135 | Janus Investment Fund

Janus Henderson Growth and Income Fund – Class I Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$78.78	$66.86	$60.00	$74.12	$59.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.54	0.76	0.86	0.78	0.71
Net realized and unrealized gain/(loss)	11.74	16.58	10.29	(10.35)	16.10
Total from Investment Operations	12.28	17.34	11.15	(9.57)	16.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.54)	(0.78)	(0.87)	(0.79)	(0.73)
Distributions (from capital gains)	(9.86)	(4.64)	(3.42)	(3.76)	(1.86)
Total Dividends and Distributions	(10.40)	(5.42)	(4.29)	(4.55)	(2.59)
Net Asset Value, End of Period	$80.66	$78.78	$66.86	$60.00	$74.12
Total Return*	17.49%	27.27%	19.01%	(14.12)%	28.68%
Net Assets, End of Period (in thousands)	$406,831	$402,270	$374,459	$344,524	$458,387
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.71%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income/(Loss)	0.74%	1.06%	1.29%	1.08%	1.03%
Portfolio Turnover Rate	39%	27%	22%	17%	11%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
136 | Janus Investment Fund

Janus Henderson Growth and Income Fund – Class N Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$78.63	$66.74	$59.90	$74.01	$59.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.60	0.82	0.89	0.84	0.76
Net realized and unrealized gain/(loss)	11.71	16.55	10.29	(10.35)	16.09
Total from Investment Operations	12.31	17.37	11.18	(9.51)	16.85
Less Dividends and Distributions:
Dividends (from net investment income)	(0.60)	(0.84)	(0.92)	(0.84)	(0.78)
Distributions (from capital gains)	(9.86)	(4.64)	(3.42)	(3.76)	(1.86)
Total Dividends and Distributions	(10.46)	(5.48)	(4.34)	(4.60)	(2.64)
Net Asset Value, End of Period	$80.48	$78.63	$66.74	$59.90	$74.01
Total Return*	17.59%	27.37%	19.10%	(14.06)%	28.81%
Net Assets, End of Period (in thousands)	$119,576	$93,813	$79,133	$47,906	$73,167
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.63%	0.62%	0.63%	0.63%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.62%	0.63%	0.63%	0.62%
Ratio of Net Investment Income/(Loss)	0.82%	1.13%	1.34%	1.17%	1.09%
Portfolio Turnover Rate	39%	27%	22%	17%	11%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
137 | Janus Investment Fund

Janus Henderson Growth and Income Fund – Class R Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$77.91	$66.18	$59.42	$73.44	$59.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.27	0.39	0.27	0.23
Net realized and unrealized gain/(loss)	11.58	16.38	10.17	(10.23)	15.95
Total from Investment Operations	11.64	16.65	10.56	(9.96)	16.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.28)	(0.38)	(0.30)	(0.23)
Distributions (from capital gains)	(9.86)	(4.64)	(3.42)	(3.76)	(1.86)
Total Dividends and Distributions	(9.92)	(4.92)	(3.80)	(4.06)	(2.09)
Net Asset Value, End of Period	$79.63	$77.91	$66.18	$59.42	$73.44
Total Return*	16.72%	26.40%	18.15%	(14.72)%	27.82%
Net Assets, End of Period (in thousands)	$4,494	$5,407	$5,231	$5,477	$7,329
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.43%	1.42%	1.42%	1.40%	1.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.37%	1.38%	1.42%	1.40%	1.39%
Ratio of Net Investment Income/(Loss)	0.08%	0.38%	0.58%	0.38%	0.34%
Portfolio Turnover Rate	39%	27%	22%	17%	11%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
138 | Janus Investment Fund

Janus Henderson Growth and Income Fund – Class T Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$78.63	$66.75	$59.90	$74.01	$59.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.44	0.65	0.76	0.67	0.60
Net realized and unrealized gain/(loss)	11.71	16.54	10.28	(10.34)	16.08
Total from Investment Operations	12.15	17.19	11.04	(9.67)	16.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.67)	(0.77)	(0.68)	(0.62)
Distributions (from capital gains)	(9.86)	(4.64)	(3.42)	(3.76)	(1.86)
Total Dividends and Distributions	(10.29)	(5.31)	(4.19)	(4.44)	(2.48)
Net Asset Value, End of Period	$80.49	$78.63	$66.75	$59.90	$74.01
Total Return*	17.34%	27.06%	18.84%	(14.26)%	28.49%
Net Assets, End of Period (in thousands)	$2,273,749	$2,153,656	$1,855,322	$1,683,707	$2,108,286
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.85%	0.85%	0.85%	0.86%
Ratio of Net Investment Income/(Loss)	0.60%	0.91%	1.14%	0.93%	0.87%
Portfolio Turnover Rate	39%	27%	22%	17%	11%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
139 | Janus Investment Fund

Janus Henderson Research Fund – Class A Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$83.05	$58.80	$44.68	$70.69	$59.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.40)	(0.16)	0.01	(0.10)	(0.15)
Net realized and unrealized gain/(loss)	19.40	26.31	14.22	(17.06)	13.37
Total from Investment Operations	19.00	26.15	14.23	(17.16)	13.22
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(4.33)	(1.90)	(0.11)	(8.85)	(1.84)
Total Dividends and Distributions	(4.33)	(1.90)	(0.11)	(8.85)	(1.84)
Net Asset Value, End of Period	$97.72	$83.05	$58.80	$44.68	$70.69
Total Return*	23.59%	45.53%	31.92%	(28.11)%	22.66%
Net Assets, End of Period (in thousands)	$93,157	$75,719	$47,978	$36,486	$53,589
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.03%	0.86%	0.81%	0.84%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	0.86%	0.81%	0.84%	0.86%
Ratio of Net Investment Income/(Loss)	(0.46)%	(0.22)%	0.01%	(0.16)%	(0.22)%
Portfolio Turnover Rate	33%	27%	27%	32%	31%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
140 | Janus Investment Fund

Janus Henderson Research Fund – Class C Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$72.61	$51.90	$39.79	$64.28	$54.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.90)	(0.48)	(0.40)	(0.45)	(0.53)
Net realized and unrealized gain/(loss)	16.78	23.09	12.62	(15.19)	12.20
Total from Investment Operations	15.88	22.61	12.22	(15.64)	11.67
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(4.33)	(1.90)	(0.11)	(8.85)	(1.84)
Total Dividends and Distributions	(4.33)	(1.90)	(0.11)	(8.85)	(1.84)
Net Asset Value, End of Period	$84.16	$72.61	$51.90	$39.79	$64.28
Total Return*	22.65%	44.73%	30.79%	(28.60)%	21.81%
Net Assets, End of Period (in thousands)	$9,907	$7,159	$6,441	$8,523	$15,910
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.81%	1.42%	1.71%	1.52%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.79%	1.40%	1.70%	1.52%	1.54%
Ratio of Net Investment Income/(Loss)	(1.22)%	(0.77)%	(0.85)%	(0.85)%	(0.88)%
Portfolio Turnover Rate	33%	27%	27%	32%	31%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
141 | Janus Investment Fund

Janus Henderson Research Fund – Class S Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$80.59	$57.23	$43.57	$69.26	$58.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.54)	(0.29)	(0.09)	(0.20)	(0.26)
Net realized and unrealized gain/(loss)	18.78	25.55	13.86	(16.64)	13.11
Total from Investment Operations	18.24	25.26	13.77	(16.84)	12.85
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(4.33)	(1.90)	(0.11)	(8.85)	(1.84)
Total Dividends and Distributions	(4.33)	(1.90)	(0.11)	(8.85)	(1.84)
Net Asset Value, End of Period	$94.50	$80.59	$57.23	$43.57	$69.26
Total Return*	23.36%	45.21%	31.68%	(28.24)%	22.43%
Net Assets, End of Period (in thousands)	$32,235	$28,065	$20,642	$19,124	$30,909
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.23%	1.06%	1.01%	1.04%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.06%	1.00%	1.03%	1.04%
Ratio of Net Investment Income/(Loss)	(0.65)%	(0.42)%	(0.17)%	(0.35)%	(0.39)%
Portfolio Turnover Rate	33%	27%	27%	32%	31%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
142 | Janus Investment Fund

Janus Henderson Research Fund – Class I Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$84.19	$59.51	$45.23	$71.28	$59.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.21)	—(2)	0.13	0.05	0.02
Net realized and unrealized gain/(loss)	19.71	26.63	14.39	(17.25)	13.46
Total from Investment Operations	19.50	26.63	14.52	(17.20)	13.48
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.05)	(0.13)	—	(0.10)
Distributions (from capital gains)	(4.33)	(1.90)	(0.11)	(8.85)	(1.84)
Total Dividends and Distributions	(4.33)	(1.95)	(0.24)	(8.85)	(1.94)
Net Asset Value, End of Period	$99.36	$84.19	$59.51	$45.23	$71.28
Total Return*	23.88%	45.83%	32.24%	(27.91)%	22.95%
Net Assets, End of Period (in thousands)	$1,591,972	$645,827	$394,958	$298,319	$448,508
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.81%	0.64%	0.57%	0.59%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.64%	0.57%	0.59%	0.61%
Ratio of Net Investment Income/(Loss)	(0.24)%	0.00%(3)	0.25%	0.08%	0.03%
Portfolio Turnover Rate	33%	27%	27%	32%	31%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Less than $0.005 on a per share basis.
(3)	Less than 0.005%.
143 | Janus Investment Fund

Janus Henderson Research Fund – Class N Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$84.31	$59.57	$45.29	$71.32	$59.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.13)	0.06	0.18	0.09	0.07
Net realized and unrealized gain/(loss)	19.74	26.66	14.39	(17.27)	13.47
Total from Investment Operations	19.61	26.72	14.57	(17.18)	13.54
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.08)	(0.18)	—	(0.13)
Distributions (from capital gains)	(4.33)	(1.90)	(0.11)	(8.85)	(1.84)
Total Dividends and Distributions	(4.33)	(1.98)	(0.29)	(8.85)	(1.97)
Net Asset Value, End of Period	$99.59	$84.31	$59.57	$45.29	$71.32
Total Return*	23.98%	45.95%	32.35%	(27.86)%	23.05%
Net Assets, End of Period (in thousands)	$553,439	$440,567	$361,772	$286,346	$432,553
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.72%	0.55%	0.49%	0.52%	0.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.55%	0.49%	0.52%	0.54%
Ratio of Net Investment Income/(Loss)	(0.15)%	0.09%	0.33%	0.15%	0.11%
Portfolio Turnover Rate	33%	27%	27%	32%	31%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
144 | Janus Investment Fund

Janus Henderson Research Fund – Class R Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$81.05	$57.67	$44.02	$70.04	$59.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.73)	(0.46)	(0.22)	(0.35)	(0.42)
Net realized and unrealized gain/(loss)	18.86	25.74	13.98	(16.82)	13.26
Total from Investment Operations	18.13	25.28	13.76	(17.17)	12.84
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(4.33)	(1.90)	(0.11)	(8.85)	(1.84)
Total Dividends and Distributions	(4.33)	(1.90)	(0.11)	(8.85)	(1.84)
Net Asset Value, End of Period	$94.85	$81.05	$57.67	$44.02	$70.04
Total Return*	23.08%	44.89%	31.33%	(28.41)%	22.10%
Net Assets, End of Period (in thousands)	$5,439	$4,159	$3,151	$2,903	$4,226
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.50%	1.35%	1.32%	1.33%	1.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.44%	1.29%	1.26%	1.27%	1.30%
Ratio of Net Investment Income/(Loss)	(0.88)%	(0.65)%	(0.43)%	(0.60)%	(0.64)%
Portfolio Turnover Rate	33%	27%	27%	32%	31%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
145 | Janus Investment Fund

Janus Henderson Research Fund – Class T Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$84.22	$59.56	$45.23	$71.39	$59.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.33)	(0.10)	0.06	(0.04)	(0.08)
Net realized and unrealized gain/(loss)	19.69	26.66	14.40	(17.27)	13.48
Total from Investment Operations	19.36	26.56	14.46	(17.31)	13.40
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.02)	—	(0.03)
Distributions (from capital gains)	(4.33)	(1.90)	(0.11)	(8.85)	(1.84)
Total Dividends and Distributions	(4.33)	(1.90)	(0.13)	(8.85)	(1.87)
Net Asset Value, End of Period	$99.25	$84.22	$59.56	$45.23	$71.39
Total Return*	23.70%	45.64%	32.05%	(28.04)%	22.76%
Net Assets, End of Period (in thousands)	$6,348,471	$5,399,960	$3,834,145	$3,051,003	$4,577,362
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.96%	0.79%	0.74%	0.77%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.78%	0.72%	0.74%	0.77%
Ratio of Net Investment Income/(Loss)	(0.38)%	(0.14)%	0.11%	(0.07)%	(0.13)%
Portfolio Turnover Rate	33%	27%	27%	32%	31%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
146 | Janus Investment Fund

Janus Henderson Triton Fund – Class A Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$27.25	$23.95	$23.01	$38.38	$30.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.12)	(0.11)	(0.09)	(0.19)	(0.26)
Net realized and unrealized gain/(loss)	0.98	5.26	2.55	(8.25)	10.22
Total from Investment Operations	0.86	5.15	2.46	(8.44)	9.96
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(2.02)	(1.85)	(1.52)	(6.93)	(1.59)
Total Dividends and Distributions	(2.02)	(1.85)	(1.52)	(6.93)	(1.59)
Net Asset Value, End of Period	$26.09	$27.25	$23.95	$23.01	$38.38
Total Return*	3.04%	23.06%	11.02%	(26.63)%	33.41%
Net Assets, End of Period (in thousands)	$228,373	$262,815	$265,744	$277,727	$467,269
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.31%	1.33%	1.36%	1.30%	1.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.10%	1.12%	1.12%	1.10%
Ratio of Net Investment Income/(Loss)	(0.49)%	(0.44)%	(0.38)%	(0.65)%	(0.69)%
Portfolio Turnover Rate	20%	19%	19%	8%	24%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
147 | Janus Investment Fund

Janus Henderson Triton Fund – Class C Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$22.95	$20.56	$20.05	$34.49	$27.23
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.22)	(0.21)	(0.18)	(0.31)	(0.42)
Net realized and unrealized gain/(loss)	0.82	4.45	2.21	(7.20)	9.27
Total from Investment Operations	0.60	4.24	2.03	(7.51)	8.85
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(2.02)	(1.85)	(1.52)	(6.93)	(1.59)
Total Dividends and Distributions	(2.02)	(1.85)	(1.52)	(6.93)	(1.59)
Net Asset Value, End of Period	$21.53	$22.95	$20.56	$20.05	$34.49
Total Return*	2.44%	22.39%	10.47%	(26.99)%	32.72%
Net Assets, End of Period (in thousands)	$8,338	$10,995	$11,573	$18,940	$49,738
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.68%	1.68%	1.59%	1.60%	1.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.68%	1.68%	1.59%	1.60%	1.65%
Ratio of Net Investment Income/(Loss)	(1.06)%	(1.02)%	(0.86)%	(1.15)%	(1.25)%
Portfolio Turnover Rate	20%	19%	19%	8%	24%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
148 | Janus Investment Fund

Janus Henderson Triton Fund – Class S Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$26.75	$23.56	$22.67	$37.93	$29.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.13)	(0.12)	(0.10)	(0.21)	(0.28)
Net realized and unrealized gain/(loss)	0.97	5.16	2.51	(8.12)	10.12
Total from Investment Operations	0.84	5.04	2.41	(8.33)	9.84
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(2.02)	(1.85)	(1.52)	(6.93)	(1.59)
Total Dividends and Distributions	(2.02)	(1.85)	(1.52)	(6.93)	(1.59)
Net Asset Value, End of Period	$25.57	$26.75	$23.56	$22.67	$37.93
Total Return*	3.02%	22.97%	10.97%	(26.66)%	33.37%
Net Assets, End of Period (in thousands)	$189,269	$223,164	$225,745	$234,961	$452,832
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.16%	1.16%	1.16%	1.16%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.16%	1.16%	1.16%	1.16%
Ratio of Net Investment Income/(Loss)	(0.54)%	(0.50)%	(0.42)%	(0.69)%	(0.75)%
Portfolio Turnover Rate	20%	19%	19%	8%	24%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
149 | Janus Investment Fund

Janus Henderson Triton Fund – Class I Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$29.38	$25.60	$24.41	$40.17	$31.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.04)	(0.03)	(0.01)	(0.09)	(0.13)
Net realized and unrealized gain/(loss)	1.06	5.66	2.72	(8.74)	10.65
Total from Investment Operations	1.02	5.63	2.71	(8.83)	10.52
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(2.02)	(1.85)	(1.52)	(6.93)	(1.59)
Total Dividends and Distributions	(2.02)	(1.85)	(1.52)	(6.93)	(1.59)
Net Asset Value, End of Period	$28.38	$29.38	$25.60	$24.41	$40.17
Total Return*	3.38%	23.48%	11.43%	(26.38)%	33.90%
Net Assets, End of Period (in thousands)	$667,899	$945,249	$957,122	$1,154,792	$2,082,427
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.78%	0.77%	0.77%	0.76%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.77%	0.77%	0.76%	0.75%
Ratio of Net Investment Income/(Loss)	(0.15)%	(0.11)%	(0.04)%	(0.30)%	(0.34)%
Portfolio Turnover Rate	20%	19%	19%	8%	24%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
150 | Janus Investment Fund

Janus Henderson Triton Fund – Class N Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$29.79	$25.90	$24.66	$40.48	$31.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	—(2)	0.02	(0.06)	(0.10)
Net realized and unrealized gain/(loss)	1.08	5.74	2.74	(8.83)	10.73
Total from Investment Operations	1.07	5.74	2.76	(8.89)	10.63
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(2.02)	(1.85)	(1.52)	(6.93)	(1.59)
Total Dividends and Distributions	(2.02)	(1.85)	(1.52)	(6.93)	(1.59)
Net Asset Value, End of Period	$28.84	$29.79	$25.90	$24.66	$40.48
Total Return*	3.51%	23.63%	11.52%	(26.32)%	34.04%
Net Assets, End of Period (in thousands)	$2,270,151	$2,532,656	$2,408,276	$2,485,743	$4,412,467
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.67%	0.66%	0.66%	0.66%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.66%	0.66%	0.66%	0.66%
Ratio of Net Investment Income/(Loss)	(0.04)%	0.00%	0.08%	(0.20)%	(0.25)%
Portfolio Turnover Rate	20%	19%	19%	8%	24%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Less than 0.005%.
151 | Janus Investment Fund

Janus Henderson Triton Fund – Class R Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$25.36	$22.48	$21.74	$36.75	$28.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.18)	(0.17)	(0.15)	(0.26)	(0.35)
Net realized and unrealized gain/(loss)	0.91	4.90	2.41	(7.82)	9.83
Total from Investment Operations	0.73	4.73	2.26	(8.08)	9.48
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(2.02)	(1.85)	(1.52)	(6.93)	(1.59)
Total Dividends and Distributions	(2.02)	(1.85)	(1.52)	(6.93)	(1.59)
Net Asset Value, End of Period	$24.07	$25.36	$22.48	$21.74	$36.75
Total Return*	2.73%	22.68%	10.73%	(26.87)%	33.06%
Net Assets, End of Period (in thousands)	$172,817	$200,900	$188,079	$188,832	$293,567
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.41%	1.41%	1.41%	1.41%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.41%	1.41%	1.41%	1.41%	1.40%
Ratio of Net Investment Income/(Loss)	(0.78)%	(0.74)%	(0.67)%	(0.94)%	(0.99)%
Portfolio Turnover Rate	20%	19%	19%	8%	24%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
152 | Janus Investment Fund

Janus Henderson Triton Fund – Class T Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$28.41	$24.84	$23.76	$39.34	$30.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.07)	(0.06)	(0.04)	(0.13)	(0.19)
Net realized and unrealized gain/(loss)	1.02	5.48	2.64	(8.52)	10.45
Total from Investment Operations	0.95	5.42	2.60	(8.65)	10.26
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(2.02)	(1.85)	(1.52)	(6.93)	(1.59)
Total Dividends and Distributions	(2.02)	(1.85)	(1.52)	(6.93)	(1.59)
Net Asset Value, End of Period	$27.34	$28.41	$24.84	$23.76	$39.34
Total Return*	3.24%	23.34%	11.27%	(26.50)%	33.67%
Net Assets, End of Period (in thousands)	$1,200,938	$1,528,917	$1,494,589	$1,592,889	$2,670,126
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.91%	0.91%	0.91%	0.91%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.90%	0.91%	0.90%	0.90%
Ratio of Net Investment Income/(Loss)	(0.28)%	(0.24)%	(0.16)%	(0.44)%	(0.49)%
Portfolio Turnover Rate	20%	19%	19%	8%	24%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
153 | Janus Investment Fund

Janus Henderson U.S. Dividend Income Fund – Class I Shares
	Years ended September 30
	2025	2024	2023(1)
Net Asset Value, Beginning of Period	$11.97	$9.89	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.21	0.18
Net realized and unrealized gain/(loss)	1.53	2.14	(0.20)
Total from Investment Operations	1.72	2.35	(0.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.24)	(0.09)
Distributions (from capital gains)	(0.35)	(0.03)	—
Total Dividends and Distributions	(0.53)	(0.27)	(0.09)
Net Asset Value, End of Period	$13.16	$11.97	$9.89
Total Return*	14.79%	23.94%	(0.19)%
Net Assets, End of Period (in thousands)	$450	$396	$200
Ratios to Average Net Assets:**
Ratio of Gross Expenses	2.15%	2.33%	16.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.79%	0.80%
Ratio of Net Investment Income/(Loss)	1.59%	1.92%	2.30%
Portfolio Turnover Rate	59%	81%	85%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 20, 2022 (inception date) through September 30, 2023.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
154 | Janus Investment Fund

Janus Henderson U.S. Dividend Income Fund – Class N Shares
	Years ended September 30
	2025	2024	2023(1)
Net Asset Value, Beginning of Period	$11.96	$9.89	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.22	0.18
Net realized and unrealized gain/(loss)	1.52	2.13	(0.20)
Total from Investment Operations	1.71	2.35	(0.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.25)	(0.09)
Distributions (from capital gains)	(0.35)	(0.03)	—
Total Dividends and Distributions	(0.53)	(0.28)	(0.09)
Net Asset Value, End of Period	$13.14	$11.96	$9.89
Total Return*	14.72%	23.95%	(0.18)%
Net Assets, End of Period (in thousands)	$19,552	$7,584	$16,870
Ratios to Average Net Assets:**
Ratio of Gross Expenses	1.26%	1.47%	2.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.76%	0.76%
Ratio of Net Investment Income/(Loss)	1.54%	2.03%	2.23%
Portfolio Turnover Rate	59%	81%	85%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 20, 2022 (inception date) through September 30, 2023.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
155 | Janus Investment Fund

Janus Henderson Venture Fund – Class A Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$84.08	$69.91	$66.65	$106.21	$82.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.46)	(0.43)	(0.29)	(0.49)	(0.67)
Net realized and unrealized gain/(loss)	5.04	18.68	6.69	(26.74)	30.42
Total from Investment Operations	4.58	18.25	6.40	(27.23)	29.75
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(5.89)	(4.08)	(3.14)	(12.33)	(5.62)
Total Dividends and Distributions	(5.89)	(4.08)	(3.14)	(12.33)	(5.62)
Net Asset Value, End of Period	$82.77	$84.08	$69.91	$66.65	$106.21
Total Return*	5.38%	27.43%	9.83%	(28.58)%	36.78%
Net Assets, End of Period (in thousands)	$19,895	$21,149	$17,572	$15,149	$24,644
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.04%	1.01%	1.02%	1.01%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.01%	1.02%	1.01%	1.00%
Ratio of Net Investment Income/(Loss)	(0.59)%	(0.57)%	(0.40)%	(0.59)%	(0.66)%
Portfolio Turnover Rate	24%	18%	23%	14%	21%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
156 | Janus Investment Fund

Janus Henderson Venture Fund – Class C Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$71.30	$60.20	$58.35	$95.22	$74.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.93)	(0.78)	(0.85)	(0.99)	(1.29)
Net realized and unrealized gain/(loss)	4.24	15.96	5.84	(23.55)	27.54
Total from Investment Operations	3.31	15.18	4.99	(24.54)	26.25
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(5.89)	(4.08)	(3.14)	(12.33)	(5.62)
Total Dividends and Distributions	(5.89)	(4.08)	(3.14)	(12.33)	(5.62)
Net Asset Value, End of Period	$68.72	$71.30	$60.20	$58.35	$95.22
Total Return*	4.51%	26.70%	8.77%	(29.11)%	35.74%
Net Assets, End of Period (in thousands)	$1,002	$1,053	$734	$1,642	$3,747
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.95%	1.80%	2.07%	1.73%	1.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.87%	1.65%	2.01%	1.73%	1.76%
Ratio of Net Investment Income/(Loss)	(1.41)%	(1.21)%	(1.35)%	(1.31)%	(1.42)%
Portfolio Turnover Rate	24%	18%	23%	14%	21%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
157 | Janus Investment Fund

Janus Henderson Venture Fund – Class S Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$81.96	$68.35	$65.32	$104.51	$80.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.56)	(0.54)	(0.39)	(0.62)	(0.83)
Net realized and unrealized gain/(loss)	4.91	18.23	6.56	(26.24)	29.99
Total from Investment Operations	4.35	17.69	6.17	(26.86)	29.16
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(5.89)	(4.08)	(3.14)	(12.33)	(5.62)
Total Dividends and Distributions	(5.89)	(4.08)	(3.14)	(12.33)	(5.62)
Net Asset Value, End of Period	$80.42	$81.96	$68.35	$65.32	$104.51
Total Return*	5.23%	27.23%	9.67%	(28.70)%	36.55%
Net Assets, End of Period (in thousands)	$18,419	$23,199	$28,124	$29,213	$54,537
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.18%	1.17%	1.17%	1.17%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.17%	1.17%	1.17%	1.16%
Ratio of Net Investment Income/(Loss)	(0.73)%	(0.73)%	(0.55)%	(0.75)%	(0.83)%
Portfolio Turnover Rate	24%	18%	23%	14%	21%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
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Janus Henderson Venture Fund – Class I Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$89.69	$74.13	$70.32	$111.10	$85.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.27)	(0.26)	(0.11)	(0.30)	(0.44)
Net realized and unrealized gain/(loss)	5.40	19.90	7.06	(28.15)	31.71
Total from Investment Operations	5.13	19.64	6.95	(28.45)	31.27
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(5.89)	(4.08)	(3.14)	(12.33)	(5.62)
Total Dividends and Distributions	(5.89)	(4.08)	(3.14)	(12.33)	(5.62)
Net Asset Value, End of Period	$88.93	$89.69	$74.13	$70.32	$111.10
Total Return*	5.67%	27.76%	10.11%	(28.40)%	37.13%
Net Assets, End of Period (in thousands)	$234,087	$244,689	$210,384	$220,157	$363,007
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.77%	0.76%	0.76%	0.76%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.76%	0.76%	0.76%	0.75%
Ratio of Net Investment Income/(Loss)	(0.32)%	(0.32)%	(0.14)%	(0.34)%	(0.42)%
Portfolio Turnover Rate	24%	18%	23%	14%	21%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
159 | Janus Investment Fund

Janus Henderson Venture Fund – Class N Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$91.07	$75.15	$71.17	$112.20	$86.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.18)	(0.19)	(0.03)	(0.22)	(0.35)
Net realized and unrealized gain/(loss)	5.47	20.19	7.15	(28.48)	31.99
Total from Investment Operations	5.29	20.00	7.12	(28.70)	31.64
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(5.89)	(4.08)	(3.14)	(12.33)	(5.62)
Total Dividends and Distributions	(5.89)	(4.08)	(3.14)	(12.33)	(5.62)
Net Asset Value, End of Period	$90.47	$91.07	$75.15	$71.17	$112.20
Total Return*	5.76%	27.87%	10.23%	(28.34)%	37.25%
Net Assets, End of Period (in thousands)	$435,130	$351,470	$322,200	$335,608	$565,040
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.67%	0.67%	0.67%	0.67%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.67%	0.67%	0.66%
Ratio of Net Investment Income/(Loss)	(0.21)%	(0.23)%	(0.04)%	(0.25)%	(0.33)%
Portfolio Turnover Rate	24%	18%	23%	14%	21%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
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Janus Henderson Venture Fund – Class T Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$86.56	$71.78	$68.27	$108.38	$83.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.37)	(0.36)	(0.21)	(0.41)	(0.58)
Net realized and unrealized gain/(loss)	5.21	19.22	6.86	(27.37)	30.99
Total from Investment Operations	4.84	18.86	6.65	(27.78)	30.41
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(5.89)	(4.08)	(3.14)	(12.33)	(5.62)
Total Dividends and Distributions	(5.89)	(4.08)	(3.14)	(12.33)	(5.62)
Net Asset Value, End of Period	$85.51	$86.56	$71.78	$68.27	$108.38
Total Return*	5.53%	27.57%	9.96%	(28.51)%	36.91%
Net Assets, End of Period (in thousands)	$726,611	$771,682	$669,111	$665,815	$1,051,872
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.92%	0.91%	0.91%	0.92%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income/(Loss)	(0.45)%	(0.46)%	(0.28)%	(0.47)%	(0.57)%
Portfolio Turnover Rate	24%	18%	23%	14%	21%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
161 | Janus Investment Fund

Appendix A – intermediary sales charge waivers and discounts

AMERIPRISE FINANCIAL
The following information is provided by Ameriprise Financial:
Sales Charge Reductions and Waivers Available from Certain Financial Intermediaries
The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described below. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly through another financial intermediary to receive these reductions or waivers.
*********
Ameriprise Financial
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
•
Transaction size breakpoints, as described in this prospectus or the SAI.
•
Rights of accumulation (ROA), as described in this prospectus or the SAI.
•
Letter of intent, as described in this prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
•
shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
•
shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•
shares purchased from the proceeds of redemptions from another fund in the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
162 | Janus Investment Fund

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
•
redemptions due to death or disability of the shareholder
•
shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI
•
redemptions made in connection with a return of excess contributions from an IRA account
•
shares purchased through a Right of Reinstatement (as defined above)
•
redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

EDWARD JONES
The following information is provided by Edward D. Jones & Co., L.P. (“Edward Jones”):
Policies Regarding Transactions Through Edward Jones
Effective on or after January 1, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the same fund family, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
163 | Janus Investment Fund

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):
•
The redemption and repurchase occur in the same account.
•
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA. The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•
Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•
Purchases of Class 529 shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•
Shares exchanged in an Edward Jones fee-based program.
•
Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
Minimum Balances
•
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•
A fee-based account held on an Edward Jones platform
•
A 529 account held on an Edward Jones platform
•
An account with an active systematic investment plan or LOI
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

164 | Janus Investment Fund

J.P. MORGAN SECURITIES
The following information is provided by J.P. Morgan Securities LLC:
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
•
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•
Shares purchased through rights of reinstatement.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
•
A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
•
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
•
Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
•
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

MERRILL
The following information is provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”):
Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly through another intermediary to be eligible for waivers or discounts not listed below.
165 | Janus Investment Fund

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans
(including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of
Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP
IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD
Supplement.

166 | Janus Investment Fund

MORGAN STANLEY
The following information is provided by Morgan Stanley Wealth Management:
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or Statement of Additional Information.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•
Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES
The following information is provided by Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates:
Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or Statement of Additional Information.
Front-end sales load waivers on Class A shares available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
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•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

STIFEL
The following information has been provided by Stifel Nicolaus & Company, Inc. (“Stifel”):
Effective October 28, 2025, shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible fund family assets held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A money market funds not assessed a sales charge. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
•
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere
168 | Janus Investment Fund

provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
•
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•
Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the same fund family.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
•
Shares from rollovers into Stifel from retirement plans to IRAs.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund family, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
•
Purchases of Class 529-A shares through a rollover from another 529 plan.
•
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
•
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•
Shares acquired through a right of reinstatement.
•
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•
Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
•
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

UBS Financial Services Inc.
The following information is provided by UBS Financial Services Inc.:
UBS Financial Services Inc. (“UBS”) may offer Class I Shares to its retail brokerage clients whose Shares are held in omnibus accounts at UBS, or its designee, without a sales charge, load or 12b-1 distribution/service fee. For these clients UBS may charge commissions or transaction fees with respect to brokerage transactions in Class I Shares. Such fees are imposed by UBS for its retail brokerage clients, not the Fund, and are not paid by other purchasers of Class I Shares. The imposition of such fees by UBS does not impact the net asset value calculated after your order for Class I Shares is received by the Fund. Please contact your UBS representative for more information about these fees and other eligibility requirements.

WELLS FARGO
The following information has been provided by Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”):
Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
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Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Class A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:
•
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.
Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:
•
Shares purchased through a rollover from another 529 plan.
•
Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information.
•
Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A front-end load discounts
Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:
•
Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.
•
Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.
•
Gift of shares will not be considered when determining breakpoint discounts
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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Credit Risk Transfer Securities (“CRTs”) are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises. CRTs are not directly linked to or backed by the underlying mortgage loans, so investors such as a Fund have no direct recourse to the underlying mortgage loans in the event of a default.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield bonds are bonds that are rated below investment grade by NRSROs. Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
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Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid federal income taxes and interest that a Fund must pay if these investments are profitable, regardless of whether such income is distributed as a taxable dividend by the Fund to its holders of common stock, the Fund may make various elections (if available) permitted by the tax laws. These elections could require that a Fund recognize taxable income regardless of whether the Fund receives any distributions from such PFIC, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Private placements are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Rule 144A securities are securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but that may be resold to certain institutional investors.
Senior securities are securities that rank above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Fund would be in line to receive repayment of its investment before certain of the company’s other creditors.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Fund’s net asset value. Because a Fund is generally not required to pay for the security until the settlement date, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

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Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Currency swaps involve the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap’s inception.
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward foreign currency contracts, swaps, and futures contracts.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward foreign currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. Futures contracts are standardized and traded on designated exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments.
Inflation index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended, that govern the operation of money market funds at the end of each day.
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Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended. Funds are classified as either diversified or nondiversified. To be classified as diversified under the Investment Company Act of 1940, as amended, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as nondiversified under the Investment Company Act of 1940, as amended, on the other hand, has the flexibility to take larger positions in securities than a fund that is classified as diversified. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash.
Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
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You can make inquiries and request other information, including a Statement of Additional Information, annual report, semiannual report, or Fund financial statements (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The Funds’ Statement of Additional Information, most recent annual and semiannual reports, and Fund financial statements are also available, free of charge, at janushenderson.com/info. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports and in Form N-CSR. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal period. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements. Other information is also available from financial intermediaries that sell Shares of the Funds.
The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. Reports and other information about the Funds are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-1879.

▼ January 28, 2026
Janus Investment Fund
Prospectus

Class D Shares Ticker
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	JANBX
Janus Henderson Contrarian Fund	JACNX
Janus Henderson Enterprise Fund	JANEX
Janus Henderson Forty Fund	JFRDX
Janus Henderson Growth and Income Fund	JNGIX
Janus Henderson Research Fund	JNRFX
Janus Henderson Triton Fund	JANIX
Janus Henderson U.S. Dividend Income Fund	JDDVX
Janus Henderson Venture Fund	JANVX

Eliminate Paper Mail. Set up e-Delivery of prospectuses, annual reports, and statements at janushenderson.com/edelivery.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes nine portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund (the “Trust”). Janus Henderson Investors US LLC (the “Adviser”) serves as investment adviser to each Fund.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class D Shares (the “Shares”) are offered by this Prospectus. The Shares are offered directly through the Janus Henderson funds to eligible investors by calling 1-800-525-3713 or at janushenderson.com/individual. The Shares are not offered through financial intermediaries.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Fund summary
Janus Henderson Balanced Fund	2
Janus Henderson Contrarian Fund	8
Janus Henderson Enterprise Fund	13
Janus Henderson Forty Fund	18
Janus Henderson Growth and Income Fund	23
Janus Henderson Research Fund	27
Janus Henderson Triton Fund	32
Janus Henderson U.S. Dividend Income Fund	37
Janus Henderson Venture Fund	42
Additional information about the Funds
Fees and expenses	47
Additional investment strategies and general portfolio policies	47
Risks of the Funds	55
Management of the Funds
Investment adviser	67
Management expenses	68
Portfolio management	70
Other information	74
Distributions and taxes	75
Shareholder’s manual
Doing business with Janus Henderson	78
Pricing of fund shares	82
Administrative services fees	84
Payments to financial intermediaries by the Adviser or its affiliates	84
Paying for shares	85
Exchanges	86
Payment of redemption proceeds	87
Excessive trading	89
Shareholder services and account policies	91
Financial highlights	94
Glossary of investment terms	103
1 | Janus Investment Fund

Fund summary

Janus Henderson Balanced Fund
Ticker:	JANBX	Class D Shares

Investment Objective
Janus Henderson Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.55%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.69%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 70	$ 221	$ 384	$ 859

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by normally investing 35-70% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Fund normally invests at least 25% of its assets in fixed-income senior securities. As of September 30, 2025, approximately 63.49% of the Fund’s assets were held in equity securities, including common stocks, and 36.51% of the Fund’s assets were held in fixed-income securities and cash equivalents.
The Fund’s equity investments include, but are not limited to, common stocks and other securities with equity characteristics. The Fund’s fixed-income investments include, but are not limited to, government notes and bonds, corporate bonds, commercial and residential mortgage-backed securities, and asset-backed securities. The Fund may also invest in money market instruments. The Fund may invest in fixed and floating rate obligations with varying durations.
The Fund will limit its investments in high-yield bonds (also known as “junk” bonds) to 35% of the fixed-income portion of its net assets. The Fund may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities. The Fund also invests in securities that have contractual restrictions that prohibit or limit their public resale, which may include Rule 144A securities.
The Fund may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as fixed-income securities, currencies, interest rates, or market indices. The Fund may also use index credit default swaps for hedging purposes (to offset risks associated with an investment exposure or market conditions), to increase or decrease the Fund’s exposure to a particular market, to manage or adjust the risk profile of the Fund relative to
2 | Janus Henderson Balanced Fund

its benchmark index, and to earn income, enhance returns, or preserve capital. The Fund’s exposure to derivatives will vary and may include derivatives that have characteristics similar to the securities in which the Fund may directly invest. The Fund may take short positions on derivatives instruments.
In choosing equity investments, portfolio management applies a “bottom-up” approach. In other words, equity portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that equity portfolio management will consider in its fundamental analysis include a company’s revenue growth potential, returns on capital, and balance sheet flexibility. Equity portfolio management will generally consider selling a security when, among other things, it reaches or exceeds its targeted value, the investment thesis for owning the position has changed, or to rebalance industry or sector weightings.
In choosing fixed-income investments, portfolio management’s investment process is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. Fixed-income portfolio management evaluates expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators. This research encompasses both traditional fundamental analysis and data driven quantitative models and signals from such models.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with
3 | Janus Henderson Balanced Fund

smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Fixed-Income Securities Risk. Fixed-income securities are generally subject to the following risks:
•
Interest rate risk, which is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Changing interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.
•
Credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.
•
Prepayment risk, which is the risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Fund to reinvest its assets in securities with lower yields, resulting in a decline in the Fund’s income or return potential.
•
Extension risk, which is the risk that, during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall.
•
Valuation risk, which is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.
•
Liquidity risk, which is the risk that fixed-income securities may be difficult or impossible to sell at the time that portfolio management would like or at the price portfolio management believes the security is currently worth. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced).
High-Yield Bond Risk. High-yield bonds (also known as “junk” bonds) are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The value of mortgage- and asset-backed securities will be influenced by factors affecting the real estate market and the assets underlying these securities. Investments in mortgage-and asset-backed securities may be subject to credit risk, valuation risk, liquidity risk, extension risk, and prepayment risk. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn.
Sovereign Debt Risk. Investments in U.S. and non-U.S. government debt securities (“sovereign debt”), can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can
4 | Janus Henderson Balanced Fund

therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty may default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund may lose the net amount of the payments that it contractually is entitled to receive. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.
Floating Rate Obligations Risk. The Fund may invest in floating rate obligations with interest rates that reset regularly. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Changes in the interest rates on floating rate obligations could result in lower income to the Fund. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Fund may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value.
TBA Commitments Risk. Although TBA commitments must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to the Fund may be less favorable than expected. There is a risk that the security that the Fund buys will lose value between the purchase and settlement dates. TBA purchase and sales commitments may significantly increase the Fund’s portfolio turnover rate and are not included in the portfolio turnover rate calculation.
Short Exposure Risk. The Fund may enter into a derivatives transaction to obtain short investment exposure to the underlying reference asset. If the value of the underlying reference asset on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes the Fund to credit risk, counterparty risk, and leverage risk.
Rule 144A Securities and Other Exempt Securities Risk. Investments in securities issued under Regulation S and Rule 144A and other securities exempt from certain registration requirements could have the effect of decreasing the Fund’s liquidity profile or preventing the Fund from disposing of them promptly at advantageous prices. Investments in securities exempt from certain registration requirements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of
5 | Janus Henderson Balanced Fund

dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	12.90%	Worst Quarter:	2nd Quarter 2022	– 11.66%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years
Class D Shares
Return Before Taxes	15.00%	8.39%	10.08%
Return After Taxes on Distributions	12.50%	7.01%	8.77%
Return After Taxes on Distributions and Sale of Fund Shares	10.21%	6.31%	7.87%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	17.88%	14.42%	14.82%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	7.30%	– 0.36%	2.01%
Balanced Index (reflects no deduction for expenses, fees, or taxes)	13.70%	7.95%	9.25%

The Fund’s broad-based benchmark indices are the S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index. The Fund’s additional benchmark index is the Balanced Index. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
•
The Bloomberg U.S. Aggregate Bond Index is made up of U.S. dollar-denominated, fixed-rate taxable bonds, including securities that are of investment grade quality or better.
•
The Balanced Index is an internally-calculated, hypothetical combination of unmanaged indices. Prior to April 29, 2024, the Balanced Index reflects total returns of the S&P 500 Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%). Effective April 29, 2024, the Balanced Index reflects the total returns of the S&P 500 Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%).
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
6 | Janus Henderson Balanced Fund

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Jeremiah Buckley, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2015. Michael Keough is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2019. Greg Wilensky, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since February 2020.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
7 | Janus Henderson Balanced Fund

Fund summary

Janus Henderson Contrarian Fund
Ticker:	JACNX	Class D Shares

Investment Objective
Janus Henderson Contrarian Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees(1)	0.50%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.65%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 66	$ 208	$ 362	$ 810

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by primarily investing in equity securities. The Fund normally invests in a portfolio of 35-55 common stocks. Portfolio management seeks to invest in companies where the stock price trades at a significant discount to portfolio management’s estimate of intrinsic value and whose intrinsic value portfolio management believes will grow over time. The Fund is classified as nondiversified, which allows it to hold larger positions in more securities as compared to a fund that is classified as diversified. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Fund may invest in foreign securities.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. In conducting the “bottom-up” analysis, portfolio management seeks to identify durable businesses whose stocks are available at market prices below portfolio management’s estimate of their intrinsic value, whose intrinsic value is expected to grow over time, and whose management teams are aligned with shareholders. Portfolio management will generally consider selling a stock when, in portfolio management’s opinion, the business shows declining fundamentals, the stock is overvalued, or if the investing thesis for owning the stock has changed.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

8 | Janus Henderson Contrarian Fund

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Issuer Concentration Risk. The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments.
Nondiversification Risk. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives the Fund’s portfolio management more flexibility to hold larger positions in more securities than a fund that is
9 | Janus Henderson Contrarian Fund

classified as diversified. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	25.98%	Worst Quarter:	1st Quarter 2020	– 24.60%

10 | Janus Henderson Contrarian Fund

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years
Class D Shares
Return Before Taxes	7.36%	7.95%	11.36%
Return After Taxes on Distributions	4.85%	6.01%	9.44%
Return After Taxes on Distributions and Sale of Fund Shares(1)	6.21%	6.04%	8.86%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	17.88%	14.42%	14.82%

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
The Fund’s broad-based benchmark index is the S&P 500 Index. The index is described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since July 2017. Edward Su, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since February 2026.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

11 | Janus Henderson Contrarian Fund

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
12 | Janus Henderson Contrarian Fund

Fund summary

Janus Henderson Enterprise Fund
Ticker:	JANEX	Class D Shares

Investment Objective
Janus Henderson Enterprise Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.64%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.79%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 81	$ 252	$ 439	$ 978

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing primarily in common stocks. The Fund normally invests at least 50% of its equity assets in medium-sized companies whose market capitalization falls within the 12-month capitalization range of companies in the Russell Midcap® Growth Index. The market capitalizations within the index will vary, but as of September 30, 2025, they ranged from approximately $124 million to $105.73 billion. The Fund may also invest in foreign securities.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Attributes considered in the process of securities selection may include growth potential and sustainable growth, return on invested capital, attractive valuation, strength of management, and competitive positioning. The Fund will generally consider selling a stock when, in portfolio management’s opinion, there is a change in the company’s or industry’s fundamentals, there is a deterioration in a company’s competitive positioning, or if a company reaches or exceeds its targeted value. The Fund will also consider selling a stock if a company’s market capitalization exceeds the top of the medium-sized company range.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data,
13 | Janus Henderson Enterprise Fund

and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
14 | Janus Henderson Enterprise Fund

Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	23.21%	Worst Quarter:	1st Quarter 2020	– 24.06%

15 | Janus Henderson Enterprise Fund

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years
Class D Shares
Return Before Taxes	7.62%	7.58%	12.64%
Return After Taxes on Distributions	5.84%	5.26%	10.83%
Return After Taxes on Distributions and Sale of Fund Shares(1)	5.79%	5.59%	10.17%
Russell 3000® Index (reflects no deduction for expenses, fees, or taxes)	17.15%	13.15%	14.29%
Russell Midcap® Growth Index (reflects no deduction for expenses, fees, or taxes)	8.66%	6.65%	12.49%

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
The Fund’s broad-based benchmark index is the Russell 3000 Index, due to regulatory requirements. The Fund’s additional benchmark is the Russell Midcap Growth Index, which has investment characteristics similar to those of the Fund. The indices are described below.
•
The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies.
•
The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Brian Demain, CFA, is Executive Vice President and Lead Portfolio Manager of the Fund, which he has managed or co-managed since November 2007. Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since July 2016.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

16 | Janus Henderson Enterprise Fund

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
17 | Janus Henderson Enterprise Fund

Fund summary

Janus Henderson Forty Fund
Ticker:	JFRDX	Class D Shares

Investment Objective
Janus Henderson Forty Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees(1)	0.54%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.67%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 68	$ 214	$ 373	$ 835

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by normally investing in a portfolio of 30-40 common stocks. The Fund may invest in companies of any size but will invest primarily in larger, well-established companies. The Fund may also invest in foreign securities. The Fund is classified as nondiversified, which allows it to hold larger positions in more securities as compared to a fund that is classified as diversified. As of September 30, 2025, the Fund held stocks of 30 companies. Of these holdings, 15 comprised approximately 75.47% of the Fund’s holdings.
Portfolio management applies a “bottom-up” approach that focuses on fundamental research and considers, among other factors, a company’s sustainable competitive advantages, long-term growth potential, and shareholder value. The Fund will generally consider selling a security when, in portfolio management’s opinion, there is a deterioration in a company’s financials, the investment thesis for owning the position has changed, or if the security exceeds its targeted value.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

18 | Janus Henderson Forty Fund

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Nondiversification Risk. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives the Fund’s portfolio management more flexibility to hold larger positions in more securities than a fund that is classified as diversified. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return.
Issuer Concentration Risk. The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments. The Fund’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Fund’s performance and share price.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Fund may invest. In addition, technology and technology-related companies often progress at an
19 | Janus Henderson Forty Fund

accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	26.66%	Worst Quarter:	2nd Quarter 2022	– 25.51%

20 | Janus Henderson Forty Fund

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	Since Inception 01/27/17
Class D Shares
Return Before Taxes	18.30%	11.61%	17.05%
Return After Taxes on Distributions	15.06%	9.50%	14.66%
Return After Taxes on Distributions and Sale of Fund Shares	13.18%	8.94%	13.62%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	17.37%	13.59%	14.66%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	18.56%	15.32%	19.07%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	17.88%	14.42%	14.95%

The Fund’s broad-based benchmark index is the Russell 1000 Index due to regulatory requirements. The Fund’s additional benchmark index is the Russell 1000 Growth Index, which has investment characteristics similar to those of the Fund. The Fund’s additional benchmark is the S&P 500 Index. The indices are described below.
•
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.
•
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Brian Recht is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since March 2022. Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2016.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York
21 | Janus Henderson Forty Fund

Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
22 | Janus Henderson Forty Fund

Fund summary

Janus Henderson Growth and Income Fund
Ticker:	JNGIX	Class D Shares

Investment Objective
Janus Henderson Growth and Income Fund seeks long-term capital growth and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.60%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.74%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 76	$ 237	$ 411	$ 918

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by normally investing in dividend-paying common stocks with strong growth potential.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include a company’s returns on capital, balance sheet flexibility, and dividend growth potential. Portfolio management will generally consider selling a security when, among other things, it reaches or exceeds its targeted value, the investment thesis for owning the position has changed, or to rebalance industry or sector weightings.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
23 | Janus Henderson Growth and Income Fund

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The Fund’s investment strategies could result in significant fluctuations of income. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
24 | Janus Henderson Growth and Income Fund

Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	17.80%	Worst Quarter:	1st Quarter 2020	– 22.97%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years
Class D Shares
Return Before Taxes	20.09%	12.56%	13.34%
Return After Taxes on Distributions	16.33%	10.11%	11.37%
Return After Taxes on Distributions and Sale of Fund Shares	14.55%	9.68%	10.66%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	17.88%	14.42%	14.82%
S&P 500® Dividend Aristocrats Index (reflects no deduction for expenses, fees, or taxes)	7.28%	8.04%	10.49%

The Fund’s broad-based benchmark index is the S&P 500 Index. Effective July 28, 2025, the Fund’s additional benchmark index is the S&P 500 Dividend Aristocrats Index as it has investment characteristics similar to the Fund. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
25 | Janus Henderson Growth and Income Fund

•
The S&P 500 Dividend Aristocrats Index measures the performance of S&P 500 companies that have increased dividends every year for the last 25 consecutive years.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Jeremiah Buckley, CFA, is Executive Vice President and Portfolio Manager of the Fund, which he has managed or co-managed since July 2014.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
26 | Janus Henderson Growth and Income Fund

Fund summary

Janus Henderson Research Fund
Ticker:	JNRFX	Class D Shares

Investment Objective
Janus Henderson Research Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees(1)	0.69%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.83%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 85	$ 265	$ 460	$ 1,025

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing primarily in common stocks. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Fund is classified as nondiversified, which allows it to hold larger positions in more securities as compared to a fund that is classified as diversified.
The Adviser’s equity research analysts (the “Central Research Team”) select investments for the Fund that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations and styles. The Central Research Team conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, (v) attractive valuation, and (vi) growth potential. Analysts bring their high-conviction ideas to their respective sector teams. Each sector team compares the appreciation and risk potential of its high-conviction ideas and constructs a sector sleeve that is intended to maximize the best risk-reward opportunities. The sector sleeves are then combined to form the Fund’s overall portfolio. The Portfolio Oversight Team, which includes portfolio management, oversees the overall portfolio to manage unintended style risks. Although the Central Research Team may find high-conviction investment ideas anywhere in the world, the Central Research Team emphasizes investments in securities of U.S.-based issuers for this Fund.
27 | Janus Henderson Research Fund

Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
The Fund’s portfolio management, which includes two analysts on the Central Research Team, oversees the investment process and is responsible for the day-to-day management of the Fund. Although the Fund’s exposure to certain sectors may be higher than to others, it is expected that the Fund will be broadly diversified among a variety of sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Central Research Team does not have high conviction in enough investment opportunities, the Fund’s uninvested assets may be held in cash or similar instruments.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole. The Fund’s Central Research Team compares and broadly matches the Fund’s sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
28 | Janus Henderson Research Fund

Nondiversification Risk. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives the Fund’s portfolio management more flexibility to hold larger positions in more securities than a fund that is classified as diversified. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
29 | Janus Henderson Research Fund

Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	26.75%	Worst Quarter:	2nd Quarter 2022	– 22.31%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years
Class D Shares
Return Before Taxes	18.43%	14.06%	15.76%
Return After Taxes on Distributions	15.43%	12.38%	13.91%
Return After Taxes on Distributions and Sale of Fund Shares	13.05%	10.99%	12.66%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	17.37%	13.59%	14.59%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	18.56%	15.32%	18.13%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	17.88%	14.42%	14.82%

The Fund’s broad-based benchmark index is the Russell 1000 Index due to regulatory requirements. The Fund’s additional benchmark index is the Russell 1000 Growth Index, which has investment characteristics similar to those of the Fund. The Fund’s additional benchmark is the S&P 500 Index. The indices are described below.
•
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.
•
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Joshua Cummings and John Jordan oversee the investment process and are primarily responsible for the day-to-day management of the Fund. Joshua Cummings, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2024. John Jordan is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2024.

30 | Janus Henderson Research Fund

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
31 | Janus Henderson Research Fund

Fund summary

Janus Henderson Triton Fund
Ticker:	JANIX	Class D Shares

Investment Objective
Janus Henderson Triton Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.64%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.79%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 81	$ 252	$ 439	$ 978

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing at least 50% of its net assets in small- and medium-sized companies. The Fund may also invest in larger companies with strong growth potential. Small- and medium-sized companies are defined by portfolio management as those companies whose market capitalization falls within the 12-month capitalization range of the Russell 2500tm Growth Index at the time of purchase. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of September 30, 2025, they ranged from approximately $4 million to $29.86 billion. The Fund may invest in shares of companies through initial public offerings and secondary offerings.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include a company’s valuation, operating margins, or returns on capital. Portfolio management will generally consider selling a position when, among other things, there is a deterioration in a company’s competitive position or financials, a company reaches or exceeds its targeted value, or if a company’s market capitalization exceeds the top of the small- and medium-sized range. The Fund may also invest in foreign securities.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate
32 | Janus Henderson Triton Fund

change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.
•
Healthcare Sector Risk. Companies in the healthcare sector may be adversely affected by extensive government regulation restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, costs
33 | Janus Henderson Triton Fund

associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments.
•
Industrials Sector Risk. The industrials sector is comprised of companies that produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation and spending, import controls, and worldwide competition. In addition, companies may be adversely affected by environmental damages, product liability claims and exchange rates, and may face product obsolescence due to rapid technological developments and frequent new product introduction.
Initial Public Offering and Secondary Offering Risk. Initial public offerings (“IPOs”) and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. There can be no assurance that the Fund will identify favorable IPO and secondary offering investment opportunities.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
34 | Janus Henderson Triton Fund

Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	29.44%	Worst Quarter:	1st Quarter 2020	– 27.82%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years
Class D Shares
Return Before Taxes	9.68%	2.55%	9.56%
Return After Taxes on Distributions	7.05%	0.17%	7.67%
Return After Taxes on Distributions and Sale of Fund Shares(1)	7.61%	1.71%	7.52%
Russell 3000® Index (reflects no deduction for expenses, fees, or taxes)	17.15%	13.15%	14.29%
Russell 2500TM Growth Index (reflects no deduction for expenses, fees, or taxes)	10.31%	2.98%	10.55%
Russell 2000® Growth Index (reflects no deduction for expenses, fees, or taxes)	13.01%	3.18%	9.57%

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
The Fund’s broad-based benchmark index is the Russell 3000 Index due to regulatory requirements. The Fund’s additional benchmark indices are the Russell 2500 Growth Index and Russell 2000 Growth Index, which have characteristics similar to those of the Fund. The indices are described below.
•
The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies.
•
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
•
The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
35 | Janus Henderson Triton Fund

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Jonathan D. Coleman, CFA, is Executive Vice President and Lead Portfolio Manager of the Fund, which he has managed or co-managed since May 2013. Aaron Schaechterle is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since September 2023. Scott Stutzman, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since July 2016. Mr. Stutzman intends to retire from Janus Henderson Investors on or about July 2, 2026.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
36 | Janus Henderson Triton Fund

Fund summary

Janus Henderson U.S. Dividend Income Fund
Ticker:	JDDVX	Class D Shares

Investment Objective
Janus Henderson U.S. Dividend Income Fund seeks to provide current income and aims to provide a growing stream of income per share over time.The Fund’s secondary objective is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.60%
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.44%
Fee Waiver and/or Expense Reimbursement(1)	0.63%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.81%

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses) exceed 0.68% for at least a one-year period commencing on January 28, 2026. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 83	$ 394	$ 727	$ 1,670

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of dividend-paying equity securities of U.S. companies. An issuer is deemed to be economically tied to the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the United States; (ii) a majority of the issuer’s revenues are derived from the United States; or (iii) a majority of the issuer’s assets are located in the United States.
The Fund generally invests in a core group of approximately 40-60 equity securities, including common stocks. The Fund will invest primarily in larger, well-established companies.
Portfolio management primarily seeks to identify high-quality companies with the ability to grow revenue and cash flows and produce growing dividend streams through disparate economic environments. Such companies, in portfolio management’s
37 | Janus Henderson U.S. Dividend Income Fund

view, have the ability to participate in market gains while offering resilient dividends. Security selection will be based upon an analysis of a broad range of metrics, including returns on invested capital, balance sheet strength, and revenue growth potential.
The Fund will generally consider selling a security when, in portfolio management’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in portfolio management’s opinion, it has become overvalued or if a superior investment opportunity arises.
The Fund may lend portfolio securities, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks
38 | Janus Henderson U.S. Dividend Income Fund

tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Issuer Concentration Risk. The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments.
Large Shareholder Risk. To the extent a substantial percentage of the shares of the Fund are held by a small number of shareholders, including “fund of funds” or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem the Fund’s shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Fund to conduct its investment program.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
39 | Janus Henderson U.S. Dividend Income Fund

Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	3rd Quarter 2024	9.24%	Worst Quarter:	3rd Quarter 2023	– 2.83%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	Since Inception 12/20/22
Class D Shares
Return Before Taxes	17.68%	13.01%
Return After Taxes on Distributions	16.78%	12.14%
Return After Taxes on Distributions and Sale of Fund Shares	11.06%	10.08%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	17.37%	22.71%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	15.91%	14.26%
S&P 500® Dividend Aristocrats Index (reflects no deduction for expenses, fees, or taxes)	7.28%	7.71%

The Fund’s broad-based benchmark index is the Russell 1000 Index due to regulatory requirements. The Fund’s additional benchmark indices are the Russell 1000 Value Index and effective July 28, 2025, the S&P 500 Dividend Aristocrats Index, which have characteristics similar to those of the Fund. The indices are described below.
•
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.
•
The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
•
The S&P 500 Dividend Aristocrats Index measures the performance of S&P 500 companies that have increased dividends every year for the last 25 consecutive years.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Jeremiah Buckley, CFA, is Executive Vice President and Portfolio Manager of the Fund, which he has managed since inception in December 2022.

40 | Janus Henderson U.S. Dividend Income Fund

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
41 | Janus Henderson U.S. Dividend Income Fund

Fund summary

Janus Henderson Venture Fund
Ticker:	JANVX	Class D Shares

Investment Objective
Janus Henderson Venture Fund seeks capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.64%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.79%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 81	$ 252	$ 439	$ 978

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing at least 50% of its net assets in small-sized companies. The Fund may also invest in larger companies with strong growth potential. Small-sized companies are defined by portfolio management as those companies whose market capitalization falls within the 12-month capitalization range of the Russell 2000® Growth Index at the time of purchase. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of September 30, 2025, they ranged from approximately $4 million to $21.31 billion. The Fund may invest in shares of companies through initial public offerings and secondary offerings.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include a company’s valuation, operating margins, or returns on capital. Portfolio management will generally consider selling a position when, among other things, there is a deterioration in a company’s competitive position or financials, a company reaches or exceeds its targeted value, or if a company’s market capitalization exceeds the top of the small-sized range. The Fund may also invest in foreign securities.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data,
42 | Janus Henderson Venture Fund

and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.
•
Industrials Sector Risk. The industrials sector is comprised of companies that produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation and spending, import controls, and worldwide competition. In addition, companies may be adversely affected by environmental
43 | Janus Henderson Venture Fund

damages, product liability claims and exchange rates, and may face product obsolescence due to rapid technological developments and frequent new product introduction.
Initial Public Offering and Secondary Offering Risk. Initial public offerings (“IPOs”) and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. There can be no assurance that the Fund will identify favorable IPO and secondary offering investment opportunities.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
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Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	29.70%	Worst Quarter:	1st Quarter 2020	– 25.80%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years
Class D Shares
Return Before Taxes	8.98%	3.33%	9.70%
Return After Taxes on Distributions	7.64%	1.64%	8.14%
Return After Taxes on Distributions and Sale of Fund Shares(1)	6.29%	2.34%	7.63%
Russell 3000® Index (reflects no deduction for expenses, fees, or taxes)	17.15%	13.15%	14.29%
Russell 2000® Growth Index (reflects no deduction for expenses, fees, or taxes)	13.01%	3.18%	9.57%
Russell 2000® Index (reflects no deduction for expenses, fees, or taxes)	12.81%	6.09%	9.62%

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
The Fund’s broad-based benchmark index is the Russell 3000 Index due to regulatory requirements. The Fund’s additional benchmark indices are the Russell 2000 Growth Index and the Russell 2000 Index, which have characteristics similar to those of the Fund. The indices are described below.
•
The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies.
•
The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
•
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Jonathan D. Coleman, CFA, is Executive Vice President and Lead Portfolio Manager of the Fund, which he has managed or co-managed since May 2013. Aaron Schaechterle is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since September 2023. Scott Stutzman, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since July 2016. Mr. Stutzman intends to retire from Janus Henderson Investors on or about July 2, 2026.

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Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
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Additional information about the Funds

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended September 30, 2025.
•
“Annual Fund Operating Expenses” are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services, as well as reimbursement to the Adviser of its out-of-pocket costs for services as administrator. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by each Fund to the Adviser. Janus Henderson Contrarian Fund, Janus Henderson Forty Fund, and Janus Henderson Research Fund each pay an investment advisory fee rate that adjusts up or down by a variable rate of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund’s performance relative to its benchmark index during a measurement period. This base fee rate, prior to any performance adjustment, is 0.64% for each of Janus Henderson Contrarian Fund, Janus Henderson Forty Fund, and Janus Henderson Research Fund. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Other Expenses”
°
include an administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Henderson Services US LLC (the “Transfer Agent”), the Funds’ transfer agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion - $49.9 billion	0.10%
Over $49.9 billion	0.08%

°
include acquired fund fees and expenses, which are indirect expenses a Fund may incur as a result of investing in shares of an underlying fund, to the extent such expenses are less than 0.01%. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that a Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
°
may include reimbursement to the Transfer Agent of its out-of-pocket costs for arranging for the provision by third parties of certain servicing to shareholders.
°
include custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses.
•
The Adviser has contractually agreed to waive and/or reimburse each Fund’s “Total Annual Fund Operating Expenses” to certain limits for at least a one-year period commencing on January 28, 2026. The expense limits are described in the “Management Expenses” section of this Prospectus. Because a fee waiver and/or reimbursement will have a positive effect upon a fund’s performance, a fund that pays a performance-based investment advisory fee may experience a performance adjustment that is considered favorable to the Adviser as a result of a fee waiver and/or reimbursement that is in place during the period when the performance adjustment applies.
•
All expenses in a Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. To the extent that a Fund has an 80% investment policy, the Fund will provide shareholders with at least 60 days’ notice prior to changing this policy. If there is a material change to a Fund’s investment objective or
47 | Janus Investment Fund

principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Fund Summary sections, including the types of securities each Fund may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Funds may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Fund’s composition can change over time. Except for the Funds’ policies with respect to illiquid investments, borrowing, and derivatives use, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit, other than illiquid investments, borrowing, and derivatives use, as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
Janus Henderson Balanced Fund pursues its investment objective by normally investing 35-70% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. In choosing equity investments, portfolio management applies a “bottom-up” approach. In other words, equity portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that equity portfolio management may consider in its fundamental analysis include a company’s revenue growth potential, returns on capital, and balance sheet flexibility. Equity portfolio management will generally consider selling a security when, among other things, it reaches or exceeds its targeted value, the investment thesis for owning the position has changed, or to rebalance industry or sector weightings. In choosing fixed-income investments, portfolio management’s investment process is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. Fixed-income portfolio management evaluates expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators. This research encompasses both traditional fundamental analysis and data driven quantitative models and signals from such models.
Janus Henderson Contrarian Fund pursues its investment objective by primarily investing in equity securities. Portfolio management seeks to invest in companies where the stock price trades at a significant discount to portfolio management’s estimate of fair value and whose intrinsic value portfolio management believes will grow over time. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. In conducting the “bottom-up” analysis, portfolio management seeks to identify durable businesses whose stocks are available at market prices below portfolio management’s estimate of their intrinsic value, whose intrinsic value is expected to grow over time, and whose management teams are aligned with shareholders. Portfolio management will generally consider selling a stock when, in portfolio management’s opinion, the business shows declining fundamentals, the stock is overvalued, or if the investing thesis for owning the stock has changed.
Janus Henderson Enterprise Fund pursues its investment objective by investing primarily in common stocks and normally invests at least 50% of its equity assets in medium-sized companies. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Attributes considered in the process of securities selection may include growth potential and sustainable growth, return on invested capital, attractive valuation, strength of management, and competitive positioning. The Fund will generally consider selling a stock when, in portfolio management’s opinion, there is a change in the company’s or industry’s fundamentals, there is a deterioration in a company’s competitive positioning, or if a company reaches or exceeds its targeted value. The Fund will also consider selling a stock if a company’s market capitalization exceeds the top of the medium-sized company range.
Janus Henderson Forty Fund pursues its investment objective by normally investing in a portfolio of 30-40 common stocks. Portfolio management applies a “bottom-up” approach that focuses on fundamental research and considers, among other factors, a company’s sustainable competitive advantages, long-term growth potential, and shareholder value. The Fund will generally consider selling a security when, in portfolio management’s opinion, there is a deterioration in a company’s financial, the investment thesis for owning the position has changed, or if the security exceeds its targeted value.
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Janus Henderson Growth and Income Fund pursues its investment objective by normally investing in dividend-paying common stocks with strong growth potential. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include a company’s returns on capital, balance sheet flexibility, and dividend growth potential. Portfolio management will generally consider selling a security when, among other things, it reaches or exceeds its targeted value, the investment thesis for owning the position has changed, or to rebalance industry or sector weightings.
Janus Henderson Research Fund pursues its investment objective by investing primarily in common stocks. The Adviser’s equity research analysts (the “Central Research Team”) select investments for the Fund that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations and styles. The Central Research Team conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis and rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, (v) attractive valuation, and (vi) growth potential. Analysts bring their high-conviction ideas to their respective sector teams. Each sector team compares the appreciation and risk potential of its high-conviction ideas and constructs a sector sleeve that is intended to maximize the best risk-reward opportunities. The sector sleeves are then combined to form the Fund’s overall portfolio. The Portfolio Oversight Team, which includes portfolio management, oversees the overall portfolio to manage unintended style risks. Although the Central Research Team may find high-conviction investment ideas anywhere in the world, the Central Research Team emphasizes investments in securities of U.S.-based issuers for this Fund. Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Janus Henderson Triton Fund pursues its investment objective by investing at least 50% of its net assets in small- and medium-sized companies. The Fund may also invest in larger companies with strong growth potential. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include a company’s valuation, operating margins, or returns on capital. Portfolio management will generally consider selling a position when, among other things, there is a deterioration in a company’s competitive position or financials, a company reaches or exceeds its targeted value, or if a company’s market capitalization exceeds the top of the small- and medium-sized range.
Janus Henderson U.S. Dividend Income Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of dividend-paying equity securities of U.S. companies. Portfolio management primarily seeks to identify high-quality companies with the ability to grow revenue and cash flows and produce growing dividend streams through disparate economic environments. Such companies, in portfolio management’s view, have the ability to participate in market gains while offering resilient dividends. Security selection will be based upon an analysis of a broad range of metrics, including returns on invested capital, balance sheet strength, and revenue growth potential. The Fund will generally consider selling a security when, in portfolio management’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in portfolio management’s opinion, it has become overvalued or if a superior investment opportunity arises.
Janus Henderson Venture Fund pursues its investment objective by investing at least 50% of its net assets in small-sized companies. The Fund may also invest in larger companies with strong growth potential. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include a company’s valuation, operating margins, or returns on capital. Portfolio management will generally consider selling a position when, among other things, there is a deterioration in a company’s competitive position or financials, a company reaches or exceeds its targeted value, or if a company’s market capitalization exceeds the top of the small-sized range.
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Cash Position
The Funds may not always stay fully invested. For example, when portfolio management believes that market conditions are unfavorable for investing, or when it is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. Due to differing investment strategies, the cash positions among the Funds may vary significantly. When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
Derivatives
A Fund may invest in derivatives, which are financial instruments whose value is derived from, or directly linked to, an underlying asset, instrument, currency, or index. A Fund may take long and short positions in derivatives. Derivatives can be used for hedging purposes or for non-hedging purposes, such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses. Such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs.
Emerging Markets
Within the parameters of their specific investment policies, certain Funds may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. Emerging market countries in which a Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.
ESG Integration
As part of a Fund’s investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors may include corporate governance, political governance, executive pay, board structure and diversity, business ethics, corporate reporting, company culture, human capital management and diversity, community relations, human rights, exposure to climate change, biodiversity, and deforestation. Portfolio management focuses on the ESG Factors it considers most likely to have a material impact on the long-term financial performance of the issuer, which includes identifying ESG Factors attributable to a particular region, sector, industry, or issuer. To facilitate its assessment of ESG Factors, portfolio management uses issuer reports, third-party data and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision. Portfolio management may assess the relevance of ESG Factors to its fundamental research process differently across issuers, sectors, regions, and asset classes.
Foreign Securities
Certain Funds may invest in foreign securities. Portfolio management seeks investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities, which are investments in securities of issuers or companies that are economically tied to different countries outside of the United States, are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a
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majority of the issuer’s assets are located in one or more countries. The Funds may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield Bonds
Within the parameters of their specific investment policies, certain Funds may invest in bonds that are rated below investment grade (also known as “junk” bonds) by Nationally Recognized Statistical Rating Organizations (“NRSROs”) or are unrated bonds of similar quality. A Fund may also invest in unrated bonds of foreign and domestic issuers.
Illiquid Investments
A Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Initial Public Offerings and Secondary Offerings
A Fund may purchase shares issued as part of, or a short period after, a company’s IPO, and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. A Fund may also purchase shares in offerings made by companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
Leverage
Certain of a Fund’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using derivatives, short sales, when-issued, delayed delivery, or forward commitment transactions, or other similar transactions. The use of other investment techniques can also create a leveraging effect on a Fund.
Loans
Janus Henderson Balanced Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis.
Bank Loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.
Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans.
DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.
Mezzanine Loans. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.
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Mortgage- and Asset-Backed Securities
A Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities, as well as the securities of other government or government-related entities, are not backed by the full faith and credit of the U.S. Government.
A Fund may also purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized loan obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact a Fund’s yield and return.
Nondiversification
Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. Janus Henderson Contrarian Fund, Janus Henderson Forty Fund, and Janus Henderson Research Fund are classified as nondiversified. A fund that is classified as nondiversified has the ability to take larger positions in more securities than a fund that is classified as diversified. This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that portfolio management has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the fund.
Portfolio Turnover
In general, each Fund intends to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), the nature of a Fund’s investments, and the investment style of portfolio management. Changes are normally made in a Fund’s portfolio whenever portfolio management believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Funds.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in the acceleration of taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.
REITs and Real Estate-Related Securities
A Fund may invest in equity and debt securities of real estate-related companies. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities (such as real estate operating companies (“REOCs”)). A REIT is an entity that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are often categorized as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
Similar to REITs, REOCs are publicly-traded real estate companies that typically engage in the development, management or financing of real estate, such as homebuilders, hotel management companies, land developers and brokers. REOCs, however, have not elected (or are not eligible) to be taxed as a REIT. The reasons for not making such an election include the
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(i) availability of tax-loss carry-forwards, (ii) operation in non-REIT-qualifying lines of business, and (iii) ability to retain earnings. Instead, REOCs are generally structured as “C” corporations under the Internal Revenue Code of 1986, as amended, and, as a result, are not required to distribute any portion of their income. In this regard, although REOCs do not receive the same favorable tax treatment that is accorded to REITs, REOCs are typically subject to fewer restrictions than REITs, including the ability to retain and/or reinvest funds from operations and more flexibility in terms of the real estate investments they can make.
Securities Lending
A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. A Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, a Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and a Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase a replacement security in the market. There is a risk that the value of the collateral could be insufficient to cover the cost of the replacement security, resulting in a loss to a Fund. In certain circumstances, individual loan transactions could yield negative returns. The Adviser intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
The Funds may invest in short positions through short sales of stocks and structured products, and through derivatives that include swaps, uncovered written calls, and futures. A Fund may also engage in short sales “against the box” and options for hedging purposes. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
A short sale is generally a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than the supply for the security sold short. If a short squeeze occurs, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund’s losses are potentially unlimited in a short sale transaction. A Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund’s performance.
A Fund may enter into a derivatives transaction to obtain short investment exposure to an underlying reference asset. If the value of the underlying reference asset on which a Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes a Fund to credit risk, counterparty risk, and leverage risk.
Special Situations
The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of portfolio management, the securities of a particular issuer will be
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recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure.
Swap Agreements
Certain Funds may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their portfolios from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Various types of swaps such as credit default, equity, interest rate, currency, inflation index, and total return are described in the “Glossary of Investment Terms.”
TBA Commitments
A Fund may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Fund’s net asset value. Because a Fund is generally not required to pay for the security until the settlement date, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
U.S. Government Securities
Each Fund, particularly Janus Henderson Balanced Fund, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not intended to be principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds’ assets or reducing risk; however, they may not achieve the Funds’ investment objectives. These securities and strategies may include:
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debt securities (such as bonds, notes, sovereign debt, and debentures)
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other investment companies (such as exchange-traded funds (“ETFs”))
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preferred stocks and securities convertible into common stocks or preferred stocks
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indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
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securities purchased on a when-issued, delayed delivery, or forward commitment basis
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equity and fixed-income securities issued in private placement transactions

Risks of the Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. To varying degrees, the Funds may invest in equity securities, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Funds, including the principal risks that are summarized in the Fund Summary sections. This information also includes descriptions of other risks a Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on a Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Convertible Securities Risk. A Fund may invest in securities that are convertible into preferred and common stocks, and thus, is subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.
Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, a Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk. Through a Fund’s investments in fixed-income securities, a Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a security. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund’s returns and yield.
Many fixed-income securities receive credit ratings from Nationally Recognized Statistical Rating Organizations, (“NRSROs”). These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact a Fund’s return and yield. If a security has not received a rating, a Fund must rely upon the Adviser’s credit assessment, which if incorrect can also impact the Fund’s returns and yield.
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Credit Risk Transfer Securities Risk. Credit risk transfer securities (“CRTs”) are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises. CRTs are not directly linked to or backed by the underlying mortgage loans, so investors such as a Fund have no direct recourse to the underlying mortgage loans in the event of a default. The risks associated with CRTs are different from the risks associated with investments in mortgage-backed securities issued by government sponsored enterprises or private issuers because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. These risks are in addition to the risks described under “Fixed-Income Securities Risk.”
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage.
The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward foreign currency contracts, to manage currency risk. There is no guarantee that portfolio management’s use of derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments.
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Currency Futures Risk. Currency futures are similar to forward foreign currency exchange contracts, and pose similar risks, except that futures contracts are standardized, exchange-traded contracts while forward foreign currency exchange contracts are traded in the over-the-counter market. The use of currency futures contracts may substantially change a Fund’s exposure to currency exchange rates and could result in losses to a Fund if currencies do not perform as anticipated. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns. Currency futures may also involve leverage risk.
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Interest Rate Swaps Risk. A Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations.
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Index Credit Default Swaps Risk. If a Fund holds a long position in index credit default swaps (“CDX”), the Fund would indirectly bear its proportionate share of any expenses paid by CDX. By investing in CDX, a Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, a Fund will have contractual remedies pursuant to the agreements related to the transaction. CDX also bear the risk that a Fund will not be able to meet its obligation to the counterparty.
Emerging Markets Risk. Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that a Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments.
The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, a Fund’s
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investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. A Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
Emerging market countries in which a Fund may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
ESG Integration Risk. There is a risk that considering ESG Factors as part of a Fund’s investment process may fail to produce the intended results or that a Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. While portfolio management believes that the consideration of financially material ESG Factors has the potential to provide better risk-adjusted returns, ESG Factors may not be considered for every investment decision and there is no guarantee that the consideration of ESG Factors will result in better performance. Ther can be no guarantee that all relevant ESG Factors will be identified and considered. In addition, information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop, and may be incomplete, inaccurate, use different or inconsistent methodologies or be applied differently across issuers and industries. Further, the U.S. regulatory landscape regarding the use of ESG Factors in investing is still developing and future rules and regulations may require a Fund to modify or alter its investment process and/or how it discloses its consideration of ESG Factors which could result in increased compliance costs or risks to a Fund.
Exchange-Traded Funds Risk. The Funds may invest in ETFs. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When a Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Trading of an ETF’s shares may be halted by the activation of individual or market-wide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices declines by a specified percentage). Trading of an ETF’s shares may also be halted if (i) the shares are delisted from an exchange without first being listed on another exchange or (ii) exchanges officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors. Similarly, because the value of ETF shares depends on the demand in the market, a Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which a Fund may invest are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because a Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent a Fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Fixed-Income Securities Risk. The Funds, particularly Janus Henderson Balanced Fund, may hold debt and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be
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based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish a Fund’s yield and performance.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause a Fund to reinvest its assets in securities with lower yields, resulting in a decline in a Fund’s income or return potential. Fixed-income securities may also be subject to extension risk, valuation risk and liquidity risk. Extension risk is the risk that during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall. Valuation risk is the risk that one or more of the fixed-income securities in which a Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer of the security. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time portfolio management would like or at the price portfolio management believes the security is currently worth. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Similarly, the amount of assets deemed illiquid remaining within a Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.
Foreign Exposure Risk. Within the parameters of its specific investment policies, each Fund may invest in foreign equity and debt securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
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Currency Risk. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
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Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
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Political and Economic Risk. Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the U.S. Government on other countries or persons or issuers operating in such countries could restrict a Fund’s ability to buy affected securities or force a Fund to dispose of any
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affected securities it has previously purchased at an inopportune time. As a result, a Fund may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
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Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
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Transaction Costs Risk. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Geographic Concentration Risk. To the extent that a Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.
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European Investments Risk. Exposure to investments in European countries may expose a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund may be exposed to investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “EMU”) (together with the EU, the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and major trading partners outside Europe.
High-Yield Bond Risk. High-yield bonds (also known as “junk” bonds) are bonds rated below investment grade by NRSROs or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Fund’s exposure to industry and sector risk.
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Healthcare Sector Risk. Companies in the healthcare sector may be adversely affected by extensive government regulation restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, costs
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associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments.
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Industrials Sector Risk. The industrials sector is comprised of companies that produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation and spending, import controls, and worldwide competition. In addition, companies may be adversely affected by environmental damages, product liability claims and exchange rates, and may face product obsolescence due to rapid technological developments and frequent new product introduction.
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Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Inflation Risk. Inflation risk is the risk that the value of certain assets or real income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline. During certain periods of time, this risk may be heightened.
Inflation-Linked Investments Risk. Inflation-linked bonds (including Treasury Inflation-Protected Securities, also known as TIPS), and other inflation-linked securities normally will decline in price when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-linked bonds may experience greater losses than other fixed-income securities with similar durations. Except for a Fund’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value or maturity amount of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to the Fund.
Initial Public Offering and Secondary Offering Risk. A Fund’s purchase of shares issued in an IPO exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Funds, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. There can be no assurance that the Funds will identify favorable IPO investment opportunities. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.
A Fund may purchase shares in secondary offerings. Secondary offerings may expose the Fund to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a fund to the extent that it has a small asset base and the fund may not experience similar performance as its assets grow. Secondary offering shares frequently are volatile in price. As a result, a Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.
Issuer Concentration Risk. A Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by a Fund may affect the overall value of the Fund more than it would
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affect a fund that holds more investments. In particular, a Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments.
Large Shareholder Risk. Certain large shareholders, such as Janus Henderson “fund of funds”, individuals, accounts, and affiliates of the Adviser, may hold substantial percentages of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares may adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, or to raise the cash needed to satisfy the redemption request. Thus, a large redemption could adversely affect a Fund’s liquidity and net asset value. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. These transactions may also accelerate the realization of taxable income to remaining shareholders if such sales of investments result in gains, and may also increase transaction costs, due to commissions paid by a Fund, for instance, for increased trading activity. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares.
Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended, and the rules thereunder. Increases and decreases in the value of a Fund’s portfolio will be magnified when the Fund uses leverage.
Liquidity Risk. A Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent such Fund from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that a Fund invests in Rule 144A and other securities exempt from certain registration requirements that are deemed to be illiquid investments.
Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s net asset value, may increase brokerage costs, and may result in taxable capital gains.
Loan Risk. Janus Henderson Balanced Fund may invest in various commercial loans. The risks of such investments vary, depending on the type of loans underlying the investments, as described below.
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Bank Loan Risk. The bank loans in which Janus Henderson Balanced Fund invests may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because the Adviser, in the course of investing the Fund’s assets in loans, may have access to material non-public information regarding the borrower, the ability of the Fund to purchase or sell publicly-traded securities of such borrowers may be restricted. In
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addition, to the extent the Fund invests in non-U.S. bank loan investments, those investments also are subject to the risks of foreign investment.
If the Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. There may be a number of intermediate participants in bank loan transactions and loan agreements that have specific rights, obligations, terms, and conditions. As such, any number of factors in an investment in bank loans could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns, and you could lose money.
Interest rates on floating rate bank loans adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. Additionally, borrowers may pay back principal in whole or part, prior to scheduled due dates. Such prepayment may result in the Fund realizing less income on a particular investment and replacing the floating rate bank loan with a less attractive security, which may provide less return to the Fund.
Bank loans are generally less liquid than many other fixed-income securities and may be subject to restrictions on resale. Transactions in bank loans may take more than seven days to settle. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet the Fund’s redemption obligations until a substantial period after the sale of the loans. To the extent that extended settlement creates short-term liquidity needs, the Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Fund).
The Fund may not be able to identify and invest in attractive floating rate bank loans, such as senior loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. The Fund may also invest in other floating rate debt securities or other investments. For example, the Fund may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal. Bank loan investments may be generally considered speculative and risks arising from the Fund’s investments in bank loans may be similar to those of investments in “junk” bonds or below investment grade investments. The Fund’s investments in bank loans may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.
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Bridge Loan Risk. Investments in bridge loans subject the Fund to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
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DIP Loan Risk. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP loan.
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Mezzanine Loan Risk. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Market Risk. The value of a Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio
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decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, war, armed conflicts, including related sanctions, social unrest, tariffs, trade disputes, financial institution failures, and economic recessions, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant and negative impact on the global economies and financial markets.
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Armed Conflicts Risk. Armed conflicts between countries or in a geographic region, such as the ongoing armed conflicts in Europe and the Middle East, have the potential to adversely impact a Fund. The extent and duration of each conflict, resulting sanctions, and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the United States and broader global economy and the markets for certain securities and commodities.
Market Capitalization Risk. To the extent a Fund focuses its investments in small-, mid-, or large-sized companies, it may be subject to associated risks. At any given time, any of these market capitalizations tend may go in and out of favor based on market and economic conditions.
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Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, small- and mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on a Fund’s returns, especially as market conditions change.
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Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Money Market Fund Investment Risk. A Fund may have cash balances that have not been invested in portfolio securities, which may be used to purchase shares of affiliated or non-affiliated money market funds, or cash management pooled investment vehicles that operate as money market funds, as part of a cash sweep program. By investing in a money market fund, a Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective and a Fund may lose money. To the extent a Fund transacts in instruments such as derivatives, such Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from such Fund’s investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable net asset value could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their net asset values. Certain money market funds have in the past failed to maintain stable net asset values, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.
Rules adopted by the Securities and Exchange Commission (the “SEC”) require, among other things, certain money market funds to cause transactions in shares of these funds to be effected using a fund’s net asset value per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). “Government Money Market Funds” and “Retail Money Market
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Funds” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, are not subject to the floating net asset value requirements, as described above. In addition, certain money market funds may impose a discretionary fee (up to 2%) upon sale of shares because of market conditions or other factors if a fund’s board or a delegate believes such fee is in the best interest of the fund. There can be no assurance that a Fund’s investments in money market funds are not adversely affected by reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.
In addition to the fees and expenses that a Fund directly bears, a Fund indirectly bears the fees and expenses of any money market fund in which it invests.
Mortgage- and Asset-Backed Securities Risk. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Fund’s returns because the Fund will have to reinvest that money at lower prevailing interest rates. Investments in certain mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of a Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. A Fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Nondiversification Risk. Janus Henderson Contrarian Fund, Janus Henderson Forty Fund, and Janus Henderson Research Fund are classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security held by a Fund may have a greater impact on the Fund’s net asset value and total return. Being nondiversified may also make a Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although each Fund may satisfy the requirements for a diversified fund, and has from time to time operated as diversified, each Fund’s nondiversified classification gives the Fund’s portfolio management more flexibility to hold larger positions in more securities than a fund that is classified as diversified.
Operational Risk. An investment in each Fund can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in key personnel, technology and/or service providers, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect each Fund’s ability to calculate its net asset value, process fund orders, execute portfolio trades or perform other essential tasks in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on each Fund. Although business continuity plans are intended to mitigate or remediate adverse effects in these circumstances, implementation of such plans by each Fund, the Adviser or third-party service providers in response to disruptive events such as cyber attacks on critical
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infrastructure, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest may increase these operational risks to the Fund. While each Fund seeks to minimize such events through internal controls and oversight of third-party service providers, there is no guarantee that the Fund will not suffer losses if such events occur.
Portfolio Management Risk. The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies and research process employed for the Funds may fail to produce the intended results. Accordingly, the Funds may underperform benchmark indices or other funds with similar investment objectives.
Preferred Stocks Risk. To the extent that a Fund holds preferred stock, it may be subject to the additional risks associated with preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Private Placements and Other Exempt Securities Risk. Investments in private placements and other securities exempt from certain registration requirements could decrease a Fund’s liquidity profile or prevent a Fund from disposing of them promptly at advantageous prices. Private placements and other securities exempt from certain registration requirements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Fund may get only limited information about the issuer of a private placement or other security exempt from certain registration requirements.
REIT and Real Estate-Related Securities Risk. To the extent a Fund holds REITs and REIT-like entities, it may be subject to the additional risks associated with REIT and REIT-like investments. REITs and REIT-like entities are subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs, changes in capital markets and interest rates, management skill in running a REIT, and the creditworthiness of the REIT. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. In addition, mortgage REITs (similar to direct investments in mortgage-backed securities) are subject to prepayment risk. Equity REITs and mortgage REITs are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. While equity REITs and mortgage REITs may provide exposure to a large number of properties, such properties may be concentrated in a particular industry, region, or housing type, making such investments more vulnerable to unfavorable developments to economic or market events. Certain “special purpose” REITs in which a Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors. A Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses. The value of investments in REOCs will generally be affected by the same factors that adversely affect REIT investments; however, REOCs may also be adversely affected by income streams derived from businesses other than real estate ownership.
Additionally, a REIT that fails to comply with federal tax requirements under the Internal Revenue Code of 1986, as amended, affecting REITs may be subject to federal income taxation at the entity level, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing the return to the Fund on its investment in such company.
Sovereign Debt Risk. A Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Investments in sovereign debt, especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves,
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the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
TBA Commitments Risk. A Fund may enter into “to be announced” or “TBA” commitments. Although TBA commitments must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, a Fund could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to a Fund may be less favorable than expected. There is a risk that the security that a Fund buys will lose value between the purchase and settlement dates. When a Fund sells a TBA security prior to settlement, it does not participate in future gains or losses with respect to the security. A Fund is generally not required to pay for the TBA security until the settlement date and, as a result, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
Warrants and Rights Risk. The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
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Management of the Funds

Investment adviser
Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. The Adviser is responsible for the day-to-day management of the Funds’ investment portfolios and furnishes continuous advice and recommendations concerning the Funds’ investments. The Adviser also provides certain administration and other services and is responsible for other business affairs of each Fund.
The Adviser (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson mutual funds, as well as the Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
On December 22, 2025, Janus Henderson Group plc ("Janus Henderson"), the parent company of the Adviser to each Fund, Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) announced that they have entered into a definitive agreement under which Janus Henderson will be acquired by Trian and General Catalyst (the “Transaction”). The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson shareholders.
The closing of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between each Fund and the Adviser. As a result, the closing of the Transaction will cause such advisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Trustees will consider new advisory agreements with the Adviser. If approved by the Trustees, the new agreements will be presented to the Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon the closing of the Transaction or such later time as shareholder approval is obtained.
The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned subadvisers”).
Pursuant to the order, the Adviser, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among the Adviser and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, the Adviser, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. In the event that the Adviser hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Shareholders of each Fund, with the exception of Janus Henderson Balanced Fund, Janus Henderson Contrarian Fund, Janus Henderson Enterprise Fund, and Janus Henderson Triton Fund, have approved the use of a manager-of-managers structure.
The Adviser furnishes certain administration, compliance, and accounting services to the Funds, including providing office space for the Funds and providing personnel to serve as officers to the Funds. The Funds reimburse the Adviser for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of the Adviser’s employees and Fund officers, including the Funds’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Funds. The Funds pay these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Funds.

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Management expenses
Each Fund pays the Adviser an investment advisory fee and incurs expenses, including administrative services fees payable pursuant to the Transfer Agency Agreement, custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay.
The following tables reflect each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual compensation rate paid by each Fund to the Adviser after any applicable fee waivers and/or expense reimbursements.
Fixed-Rate Investment Advisory Fee
The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund’s average daily net assets.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Compensation Rate Paid to Adviser (%) (for the fiscal year ended September 30, 2025)
Janus Henderson Balanced Fund	All Asset Levels	0.55	0.55
Janus Henderson Enterprise Fund	All Asset Levels	0.64	0.64
Janus Henderson Growth and Income Fund	All Asset Levels	0.60	0.60
Janus Henderson Triton Fund	All Asset Levels	0.64	0.64
Janus Henderson U.S. Dividend Income Fund	First $2 Billion	0.60
	Over $2 Billion	0.55	0.00 (1)
Janus Henderson Venture Fund	All Asset Levels	0.64	0.64

(1)
For the fiscal year ended September 30, 2025, the Fund did not pay the Adviser any compensation after any applicable fee waivers and/or expense reimbursements because the Fund’s fee waiver exceeded the investment advisory fee.
Performance-Based Investment Advisory Fee
As reflected in the table below, Janus Henderson Contrarian Fund, Janus Henderson Research Fund, and Janus Henderson Forty Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund’s performance relative to the cumulative investment record of its performance fee benchmark index (referred to in this section as the “benchmark index”) over a rolling 36-month performance measurement period. The second column in the table below shows each Fund’s base fee rate. The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to each Fund’s respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to each Fund’s base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual compensation rate paid by each Fund after any applicable fee waivers and/or expense reimbursements as of the end of the fiscal year.
As an example, if a Fund outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.
Fund Name	Base Fee Rate (%)	Full Performance Rate vs. Benchmark Index	Performance Adjusted Investment Advisory Fee Rate (%)	Actual Compensation Rate Paid to Adviser (%) (for the fiscal year ended September 30, 2025)
Janus Henderson Contrarian Fund	0.64	± 7.00%	0.50	0.50
Janus Henderson Research Fund	0.64	± 5.00%	0.69	0.69
Janus Henderson Forty Fund	0.64	± 8.50%	0.54	0.54

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For Janus Henderson Contrarian Fund, Janus Henderson Research Fund, and Janus Henderson Forty Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:
Fund Name	Benchmark Index
Janus Henderson Contrarian Fund	S&P 500 Index
Janus Henderson Research Fund	Russell 1000 Growth Index
Janus Henderson Forty Fund	Russell 1000 Growth Index

The calculation of the performance adjustment applies as follows:
Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment
The investment advisory fee rate paid to the Adviser by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months.
No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Fund.
The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to the Adviser may, under some circumstances, exceed the cumulative dollar amount of management fees waived by the Adviser.
The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After the Adviser determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of that Fund’s benchmark index, the Adviser applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to the Adviser since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.
A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements is included in each Fund’s financial statements located in Form N-CSR for the periods ending September 30 and March 31. This information is available, free of charge, at janushenderson.com/reports, under “Financial Statements and Other Information,” or by contacting a Janus Henderson representative at 1-800-525-3713.
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Expense Limitations
The Adviser has contractually agreed to waive the advisory fee payable by each Fund and/or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses, exceed the annual rate shown below.
With respect to Janus Henderson Balanced Fund, the Adviser has also contractually agreed to waive and/or reimburse a portion of the Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which the Fund invests. Pursuant to this agreement, the waiver amount is equal to the amount of Fund assets invested in the affiliated ETFs, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF, less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the affiliated ETFs (including, but not limited to custody, sub-administration, and transfer agency fees and fees paid to the distributor).
These fee waiver agreements may be terminated or modified only at the discretion of the Board of Trustees. For information about how the expense limit affects the total expenses of each Fund, if applicable, see the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The Adviser has agreed to continue each waiver for at least a one-year period commencing on January 28, 2026.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Balanced Fund	0.68
Janus Henderson Contrarian Fund(1)	0.75
Janus Henderson Enterprise Fund	0.80
Janus Henderson Forty Fund(1)	0.68
Janus Henderson Growth and Income Fund	0.62
Janus Henderson Research Fund(1)	0.68
Janus Henderson Triton Fund	0.86
Janus Henderson U.S. Dividend Income Fund	0.68
Janus Henderson Venture Fund	0.86

(1)
The Fund pays an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index during a measurement period. Because a fee waiver and/or reimbursement will have a positive effect upon the Fund’s performance, a fee waiver and/or reimbursement that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to the Adviser.

Portfolio management
Janus Henderson Balanced Fund

Co-Portfolio Managers Jeremiah Buckley, Michael Keough, and Greg Wilensky are responsible for the day-to-day management of the Fund. Messrs. Keough and Wilensky focus on the fixed-income portion of the Fund. Mr. Buckley focuses on the equity portion of the Fund.
Jeremiah Buckley, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Balanced Fund, which he has co-managed since December 2015. Mr. Buckley is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in Economics from Dartmouth College, where he graduated Phi Beta Kappa. Mr. Buckley holds the Chartered Financial Analyst designation.
Michael Keough is Executive Vice President and Co-Portfolio Manager of Janus Henderson Balanced Fund, which he has co-managed since December 2019. Mr. Keough is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Business/Management from the United States Air Force Academy.
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Greg Wilensky, CFA, is Head of U.S. Fixed Income at Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Balanced Fund, which he has co-managed since February 2020. Mr. Wilensky is also Portfolio Manager of other Janus Henderson accounts. Mr. Wilensky holds a Bachelor of Science degree in Business Administration from Washington University and a Master of Business Administration degree from the University of Chicago. He holds the Chartered Financial Analyst designation.
Janus Henderson Contrarian Fund

Co-Portfolio Managers Nick Schommer and Edward Su jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Contrarian Fund, which he has managed or co-managed since July 2017. Mr. Schommer is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Chemistry from the U.S. Military Academy at West Point, where he was recognized as a Distinguished Cadet and Phi Kappa Phi, and a Master of Business Administration degree from the UCLA Anderson School of Management. Mr. Schommer holds the Chartered Financial Analyst designation.
Edward Su, CFA, is Co-Portfolio Manager of Janus Henderson Contrarian Fund, which he has co-managed since February 2026. Mr. Su is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2024. Prior to joining the Adviser, Mr. Su was an emerging markets portfolio manager at Paradice Investment Management from 2018 to 2024. He holds a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill, Kenan-Flager Business School and an MBA in Finance and Accounting from the University of Chicago, Booth School of Business. Mr. Su holds the Chartered Financial Analyst designation.
Janus Henderson Enterprise Fund

Co-Portfolio Managers Brian Demain and Cody Wheaton are responsible for the day-to-day management of the Fund. Mr. Demain, as Lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Brian Demain, CFA, is Executive Vice President and Lead Portfolio Manager of Janus Henderson Enterprise Fund, which he has managed or co-managed since November 2007. Mr. Demain is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree (summa cum laude) in Economics from Princeton University, where he was a recipient of the Daniel L. Rubinfeld ’67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.
Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Enterprise Fund, which he has co-managed since July 2016. Mr. Wheaton is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He holds Bachelor of Arts degrees in Economics and Government from Dartmouth College. Mr. Wheaton holds the Chartered Financial Analyst designation.
Janus Henderson Forty Fund

Co-Portfolio Managers Brian Recht and Nick Schommer jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Brian Recht is Executive Vice President and Co-Portfolio Manager of Janus Henderson Forty Fund, which he has co-managed since March 2022. Mr. Recht is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2015. Mr. Recht holds a Bachelor of Arts degree (summa cum laude) in Government from Dartmouth College where he was a member of Phi Beta Kappa. He also holds a Master of Business Administration degree from the Stanford Graduate School of Business and a Juris Doctorate from Stanford Law School.
Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Forty Fund, which he has co-managed since January 2016. Mr. Schommer is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Chemistry from the U.S. Military Academy at West Point, where he was recognized as a Distinguished Cadet and Phi Kappa Phi, and a Master of Business Administration degree from the UCLA Anderson School of Management. Mr. Schommer holds the Chartered Financial Analyst designation.
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Janus Henderson Growth and Income Fund and Janus Henderson U.S. Dividend Income Fund

Jeremiah Buckley, CFA, is Executive Vice President and Portfolio Manager of Janus Henderson Growth and Income Fund and Janus Henderson U.S. Dividend Income Fund, which he has managed or co-managed since July 2014 and since inception in December 2022, respectively. Mr. Buckley is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser in 1998. Mr. Buckley holds a Bachelor of Arts degree in Economics from Dartmouth College, where he graduated Phi Beta Kappa. He holds the Chartered Financial Analyst designation.
Janus Henderson Research Fund

The Central Research Team selects investments for Janus Henderson Research Fund and has done so since February 2006. The Central Research Team consists of the Adviser’s equity research analysts. The Portfolio Oversight Team oversees the Fund’s holdings. Joshua Cummings and John Jordan are members of the Portfolio Oversight Team and are primarily responsible for the day-to-day management of the Fund.
Joshua Cummings, CFA, is Head of the Consumer Sector Team and the Communications Sector Team at Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Research Fund, which he has co-managed since January 2024. Mr. Cummings is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2016. He holds a Bachelor of Arts degree in Economics from Colby College and a Master of Business Administration degree in Finance and Accounting from New York University. Mr. Cummings holds the Chartered Financial Analyst designation.
John Jordan is Head of the Financials Sector Team at Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Research Fund, which he has co-managed since January 2024. Mr. Jordan is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2008. He holds a Bachelor of Arts degree in History and Economics from the University of Virginia where he graduated with high distinction and was a member of Phi Beta Kappa. Mr. Jordan also holds a Juris Doctor from Yale Law School.
Janus Henderson Triton Fund and Janus Henderson Venture Fund

Co-Portfolio Managers Jonathan D. Coleman, Aaron Schaechterle, and Scott Stutzman are responsible for the day-to-day management of the Funds. Mr. Coleman, as Lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolios. Mr. Stutzman intends to retire from Janus Henderson Investors on or about July 2, 2026. Following Mr. Stutzman’s retirement, Mr. Coleman and Mr. Schaechterle will continue to serve as Co-Portfolio Managers of the Funds.
Jonathan D. Coleman, CFA, is Executive Vice President and Lead Portfolio Manager of Janus Henderson Triton Fund and Janus Henderson Venture Fund, which he has managed or co-managed since May 2013. Mr. Coleman is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. Mr. Coleman holds the Chartered Financial Analyst designation.
Aaron Schaechterle is Executive Vice President and Co-Portfolio Manager of Janus Henderson Triton Fund and Janus Henderson Venture Fund, which he has co-managed since September 2023. Mr. Schaechterle is also Portfolio Manager of other Janus Henderson accounts. He was an analyst with the Adviser from 2014 to 2021, and re-joined the Adviser in 2022. Prior to re-joining the Adviser, Mr. Schaechterle was Vice President of Corporate Strategy and Development at Glaukos Corporation from 2021 to 2022. He holds a Bachelor of Business Administration degree in Finance from the University of Iowa and a Master of Business Administration degree from Harvard Business School, where he graduated with high distinction as a Baker Scholar.
Scott Stutzman, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Triton Fund and Janus Henderson Venture Fund, which he has co-managed since July 2016. Mr. Stutzman is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He holds a Bachelor of Science degree in Industrial Engineering and Management Sciences from Northwestern University, and a Master of Business Administration degree, with a concentration in Finance, from Columbia University. Mr. Stutzman holds the Chartered Financial Analyst designation.
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Information about portfolio management’s compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in the Fund(s) that they manage, is included in the SAI.
Conflicts of Interest
The Adviser manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, the Adviser manages the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds that are managed by the Adviser. Because the Adviser manages the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that a Fund is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to that Fund. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so, which could accelerate the recognition of taxable income or cause actual expenses to increase. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.
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Other information

CLOSED FUND POLICIES
A Fund may limit sales of its Shares to new investors. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses.

LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.

DISTRIBUTION OF THE Funds
The Funds are distributed by Janus Henderson Distributors US LLC (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid U.S. federal income taxation at the entity level, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), requires, among other things, each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A return of capital distribution is generally treated first as a tax-free return of capital to the extent of your basis in your shares and thereafter is treated as a capital gain if you hold your shares as a capital asset. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares held in a taxable account. Distributions are made at the class level, so they may vary from class to class within a single Fund.
Distribution Schedule
Dividends from net investment income for Janus Henderson Balanced Fund, Janus Henderson Growth and Income Fund, and Janus Henderson U.S. Dividend Income Fund are normally declared and distributed in March, June, September, and December. Dividends from net investment income for each of the other Funds are normally declared and distributed in December. In addition, distributions of net capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.
How Distributions Affect a Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the Shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-advantaged account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact a Janus Henderson representative at 1-800-525-3713. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-advantaged plan or account.

Distribution Options
When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to janushenderson.com/individual, by calling a Janus Henderson representative, or by writing to the Funds at one of the addresses listed in the Shareholder’s Manual section of this Prospectus. The Funds offer the following options:
Reinvestment Option. You may reinvest your income dividends and capital gains distributions in additional shares.
Cash Option. You may receive your income dividends and capital gains distributions in cash.
Reinvest and Cash Option. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.
Redirect Option. You may direct your dividends or capital gains distributions to purchase shares of another Janus Henderson fund.
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The Funds reserve the right to reinvest uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to “Shareholder Services and Account Policies.”

TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following is a general discussion of certain federal income tax consequences of investing in the Funds. This summary assumes that investors hold shares of a Fund as capital assets (within the meaning of the Internal Revenue Code). The discussion does not apply to investors that are not “United States persons” (as such term is defined under Section 7701(a)(30) of the Internal Revenue Code) or investors subject to special tax treatment (such as a partnership, financial institution, real estate investment trust, regulated investment company, insurance company, tax-advantaged, tax-qualified and retirement plans (or any other tax-exempt entity), or dealer in securities), except as otherwise indicated below, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (the “IRS”). A portion of a Fund’s distributions received from REITs may be classified as a return of capital for federal income tax purposes. As a result, a Fund that invests in REITs is more likely to make distributions that are treated as returns of capital, and possibly in greater amounts, than a fund that does not invest in REITs.
Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility. Your ability to deduct capital losses may be limited under the Internal Revenue Code.
The Funds may be required to withhold U.S. federal income tax on all distributions (including dividends and capital gain distributions) and redemption proceeds to shareholders who fail to provide their correct taxpayer identification number, fail
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to make certain required certifications, or who have been notified by the IRS (or the Fund has been notified by the IRS) that they are subject to backup withholding. The current backup withholding rate is 24%.
If certain foreign entities own shares of a Fund and do not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), such Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income, payments of gross proceeds from sales of Fund shares, and distributions of net capital gains. Proposed Treasury regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued. Shareholders should consult their individual tax advisers regarding the possible implications of FATCA.
For Shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, the Janus Henderson funds will report cost basis information to you and to the IRS. Each Fund will permit shareholders to elect their preferred cost basis method. In the absence of an election, the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Funds
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If a Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds, which will reduce the Funds’ investment company taxable income.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income tax twice. If a Fund invests in partnerships, it may be subject to state tax liabilities.
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Shareholder’s manual

This Shareholder’s Manual is for those shareholders investing directly with the Funds. This section will help you become familiar with the different types of accounts you can establish with the Adviser. It also explains in detail the wide array of services and features you can establish on your account, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.
With certain exceptions, the Funds are generally available only to shareholders residing in the United States and employees of the Adviser or its affiliates. For purposes of this policy, the Funds require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Fund.

Doing business with Janus Henderson
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. You should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. If you would like additional information about the other available share classes, please call 1-800-525-3713.

Online – janushenderson.com – 24 hours a day, 7 days a week

At janushenderson.com/individual* existing shareholders can:
•
Obtain Fund information and performance
•
View your personalized performance
•
Review your account or your complete portfolio
•
Buy, exchange, and sell Janus Henderson funds
•
Update personal information
•
Receive electronic daily transaction confirmations, quarterly and year-end statements, semiannual and annual reports, prospectuses, and tax forms
•
Analyze the fees associated with your investment (www.finra.org/fundanalyzer)
•
Open a new account
*
Certain account or transaction types may be restricted from being processed through janushenderson.com. If you would like more information about these restrictions, please contact a Janus Henderson representative.

Janus Henderson XpressLinetm 1-888-979-7737 • 24-hour automated phone system Janus Henderson Representatives 1-800-525-3713 TDD For the speech and hearing impaired. 1-800-525-0056	Mailing Address Janus Henderson P.O. Box 219109 Kansas City, MO 64121-9109 For Overnight Mail Janus Henderson 801 Pennsylvania Avenue, Suite 219109 Kansas City, MO 64105-1307

Minimum Investments*

To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UTMA** account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

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*
The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, Janus Henderson prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SARSEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of JHG and its subsidiaries may open Fund accounts for $100.
**
All states have repealed UGMA statutes, enacting UTMA statutes in their place. Existing UGMA accounts established before the date of repeal are grandfathered using the original UGMA age of termination.
Minimum Investment Requirements
Due to the proportionately higher costs of maintaining small accounts, the Funds reserve the right to deduct an annual $25 minimum balance fee per Fund account (paid to the Transfer Agent) with values below the minimums described under “Minimum Investments” or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You will receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

Available Incentive Programs
Bonus Program for Taxable Account Purchases and Tax-Advantaged Account Transfers/Rollovers
Through the Transfer Agent’s Bonus Program, the Transfer Agent will pay a bonus of up to $2,500 to you for making certain eligible purchases of Fund shares in taxable accounts or transfers/rollovers from a non-Janus Henderson fund account into a Janus Henderson fund tax-advantaged account. The Bonus Program is valid with an eligible purchase or transfer/rollover of $20,000 or more. If you meet the eligibility requirements for the Bonus Program and enroll in it, the Transfer Agent will deposit a bonus payment into your Fund account within approximately 30 days after the deposit of eligible funds in good order and receipt of a signed contract governing the Bonus Program. An investor must keep the eligible purchase in the account for a period of 360 calendar days in order to retain the bonus payment. Any sale of the qualifying purchase amount (in whole or in part), transfer, or closure of the account within the 360 calendar day period may result in forfeiture of the bonus payment. Any decline in an account’s value due solely to market value fluctuations will not result in the forfeiture of the bonus payment. Only taxable account purchases or transfers/rollovers to tax-advantaged accounts that are made on or after January 1, 2026 through December 31, 2026 are eligible for a bonus payment. The eligible period for the Bonus Program may be extended beyond this time frame at the sole discretion of the Transfer Agent. Before enrolling in the Bonus Program, consult with your tax advisor about the appropriate tax treatment for the bonus offer and any tax implications associated with the receipt of a bonus payment. The Transfer Agent reserves the right to change the terms, restrict, or revoke this Bonus Program at any time without advance notice.
You can request more information about the Transfer Agent’s Bonus Program and eligibility requirements for taxable accounts by contacting a Janus Henderson representative at 1-800-525-3713 or by visiting www.janushenderson.com/bonus. You can request more information about the Bonus Program for tax-advantaged account transfers/rollovers by contacting a Janus Henderson Direct Rollover Specialist at 1-800-379-7603 or by visiting www.janushenderson.com/bonus.
Contribution Match Payments
Investors that transfer/rollover assets from a non-Janus Henderson fund account into a tax-advantaged account are also eligible for the Transfer Agent’s Contribution Match Program. To receive a Transfer Agent’s Contribution Match payment, (i) the value of your tax-advantaged account must remain equal to or greater than the value of the eligible transfer/rollover (but not including any losses due solely to market value fluctuations) for 12 months following the receipt of your transfer/rollover in good order and receipt of a signed contract governing the Contribution Match Program, and (ii) you must provide instructions to the Transfer Agent on how to invest these payments. The Transfer Agent’s Contribution Match payments will commence at the end of the first quarter in 2027 following an eligible contribution during the first quarter of 2027 into a Janus Henderson fund tax-advantaged account. The eligible period for the Transfer Agent’s Contribution Match payments may be extended beyond this time frame at the sole discretion of the Transfer Agent. The Transfer Agent will match a percentage of these contributions based on the aggregate value of eligible 2026 rollover or asset transfer amounts, and provide a matching contribution in an amount up to ten percent of your contribution. Before enrolling in the Contribution Match Program, consult with your tax advisor about the appropriate tax treatment for the Transfer Agent’s Contribution Match payments and any tax implications associated with the receipt of a Contribution Match payment. The Transfer Agent reserves the right to change the terms, restrict, or revoke the Contribution Match Program at any time without advance notice.
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You can request more information about the Contribution Match Program and eligibility requirements by contacting a Janus Henderson Direct Rollover Specialist at 1-800-379-7603 or by visiting www.janushenderson.com/bonus.
Ready. Invest. Go. Program
New investors creating a new Janus Henderson direct account are eligible to participate in the Transfer Agent’s Ready. Invest. Go. Program. After the new investor has completed the required Ready. Invest. Go. Program Contract, the Transfer Agent will fund the $100 initial investment required for new investors, provided that new investors enroll in Janus Henderson’s automatic investment program in an amount equal to at least $50 per month. New investors will forfeit the $100 bonus contributed by the Transfer Agent if their account is closed or if their automatic monthly investment program payment is terminated within two years from the date the initial investment was made. Investor-initiated amounts outside of the initial investment are redeemable at any time at net asset value. Before enrolling in the Ready. Invest. Go. Program, new investors should consult with their tax advisor about the appropriate tax treatment for participating in the Ready. Invest. Go. Program and any tax implications associated with the receipt of the $100 initial investment. The Transfer Agent reserves the right to change the terms, restrict, or revoke the Ready. Invest. Go. Program at any time without advance notice.
You can request more information about the Transfer Agent’s Ready. Invest. Go. Program by contacting a Janus Henderson representative at 1-800-525-3713 or by visiting www.janushenderson.com/ready.

Types of Account Ownership
Please refer to janushenderson.com/individual for the appropriate account application and for information related to maintaining an account.
Individual or Joint Ownership
Individual accounts are owned by one person. Joint accounts have two or more owners.
Trust
An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application.
Business Accounts
Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

Tax-Advantaged Accounts
Please refer to janushenderson.com/individual for the appropriate account application and for information related to maintaining an account. Certain tax-advantaged accounts can only be maintained via written request. Please contact a Janus Henderson representative for more information.
If you are eligible, you may set up one or more tax-advantaged accounts. A tax-advantaged account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-advantaged accounts that may be opened with Janus Henderson are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-advantaged account.
Investing for Your Retirement
Please visit janushenderson.com/individual or call a Janus Henderson representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to income tax and generally to an additional tax if withdrawn prior to age 59 1∕2 and used for a nonqualifying purpose.
Traditional and Roth IRAs
Traditional IRAs allow you to make investments that grow tax-deferred until you remove money from your account and depending on your income, contributions may be tax-deductible. Roth IRAs also allow you to make investments that grow tax-deferred and qualified withdrawals are tax free.
Simplified Employee Pension (“SEP”) IRA
This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a “SEP-IRA”) to be set up for each SEP participant.
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Profit Sharing or Money Purchase Pension Plans
These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only maintain this type of account via written request. Please contact a Janus Henderson representative for more information.

Accounts for the Benefit of a Child
Custodial Accounts (UGMA or UTMA)
An UGMA/UTMA account is a custodial account managed for the benefit of a minor.
Coverdell Education Savings Account
This tax-advantaged plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally tax-free when used for qualified education expenses.

To Open an Account or Buy Shares
New accounts can be opened via written request or online. Please visit janushenderson.com/individual or contact a Janus Henderson representative for more information.
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
By Mail/In Writing

•
To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus Henderson or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.
•
To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.
Online

•
You may open a new account or buy additional shares in an existing Fund account (note that certain account or transaction types may be restricted from being processed through janushenderson.com). You may elect to have Janus Henderson electronically withdraw funds from your designated bank account. A real-time confirmation of your transaction will be provided via janushenderson.com/individual.
By Telephone

•
For an existing account, you may use Janus Henderson XpressLine to buy shares 24 hours a day, or you may call a Janus Henderson representative during normal business hours. Janus Henderson will electronically withdraw funds from your designated bank account.
•
You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Henderson representative.
By Automated Investments

•
To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($50 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-advantaged accounts are not eligible for automated investments.
•
You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($50 minimum) invested directly into your Fund account.

Note: For more information, refer to “Paying for Shares.”

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To Exchange Shares
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Online

•
Exchanges may generally be made online at janushenderson.com/individual.
By Telephone

•
Generally all accounts are automatically eligible to exchange shares by telephone. To exchange all or a portion of your shares into any other available Janus Henderson fund, call Janus Henderson XpressLine or a Janus Henderson representative.
By Mail/In Writing

•
To request an exchange in writing, please follow the instructions in “Written Instructions.”
By Systematic Exchange

•
You determine the amount of money you would like automatically exchanged from one Fund account to another on any day of the month.

Note: For more information, refer to “Exchanges.”

To Sell Shares
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
Online

•
Redemptions may be made online at janushenderson.com/individual.
By Telephone

•
Generally all accounts are automatically eligible to sell shares by telephone. To sell all or a portion of your shares, call Janus Henderson XpressLine or a Janus Henderson representative. The Funds reserve the right to limit the dollar amount that you may redeem from your account by telephone.
By Mail/In Writing

•
To request a redemption in writing, please follow the instructions in “Written Instructions.”
By Systematic Redemption

•
This program allows you to sell shares worth a specific dollar amount from your Fund account on a regular basis.

Note: For more information, refer to “Payment of Redemption Proceeds.”

Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund’s NAV is calculated as of the close of the trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by a Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.
All purchases, exchanges, and redemptions will be duly processed at the NAV as described under “Policies in Relation to Transactions” after a request is received in good order by a Fund or its agents.
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Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). To the extent available, domestic and foreign equity securities traded on a securities exchange, including ETFs, are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. Most fixed-income securities are typically valued using an evaluated bid price supplied by an Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith by the Adviser pursuant to the Valuation Procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair valuation may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Valuation Procedures provide for the use of systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The methodologies employed when fair valuing Fund holdings may change from time to time. Because fair value pricing involves subjective judgments, it is possible that the fair value determination for a security may be different than the value that could be realized when selling that security.
Due to the subjective nature of systematic fair valuation, the value of a particular security may be different from the last quoted market price. Systematic fair valuation may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund’s portfolio securities and the reflection of such change in a Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that the valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of a Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Valuation Procedures and the Trust’s excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation.
Generally, futures contracts and/or options on futures are valued at the actual settlement price on valuation date on the exchange as reported by an approved vendor. In the event actual settlement price is unavailable or is deemed unreliable, then the reported settlement price (there can be different settlement prices at different times), early settlement price or the last trade price shall be used. Option contracts are valued using an evaluated price from an approved vendor. Evaluated prices can be derived using an option pricing model, including inputs derived from volatility surfaces, market data and characteristics of the portfolio investment. In cases when an approved vendor cannot provide coverage for an option, a broker quotation or an internal valuation using the Black-Scholes model, or other appropriate option pricing model shall be used. Index swaps, credit default swaps, and interest rate swaps are typically valued using an evaluated price from an approved vendor. Evaluated prices will generally have a fixed and floating leg with the present value of each being calculated based on the terms of the trade.
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Policies in Relation to Transactions
All requests, including but not limited to, exchanges between a Fund and other Janus Henderson funds, purchases by check or automated investment, redemptions by wire transfer, ACH transfer, or check, must be received in good order by the Fund or its agents prior to the close of the trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day’s NAV. Transaction requests submitted in writing and mailed to Janus Henderson’s P.O. Box, once delivered, are considered received for processing the following business day. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.

Administrative services fees
The Funds pay an annual administrative services fee based on the average daily net assets of Class D Shares, as detailed below.
Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion - $49.9 billion	0.10%
Over $49.9 billion	0.08%

These administrative services fees are paid by Class D Shares of each Fund. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports.

Payments to financial intermediaries by the Adviser or its affiliates
With respect to other share classes not offered in this Prospectus, the Adviser or its affiliates pay fees, to certain brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means). These payments also cover operational and related expenses incurred by an intermediary for adding and maintaining each Janus Henderson fund share class offered on the intermediary’s platform, which is based on the specific share classes’ unique Committee on Uniform Security Identification Procedures (“CUSIP”) number, in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for certain of these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary and when considering which share class of a fund is most appropriate. For additional details related to payments to financial intermediaries with respect to other share classes not offered in this Prospectus, please refer to the Prospectus applicable to that Fund and share class.
The Adviser or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’
84 | Janus Investment Fund

share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you.

Paying for shares
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to buy shares.
Please note the following when purchasing Shares:
•
Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.
•
All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted non-U.S. bank.
•
Purchases initiated using a bill-pay service (or an equivalent) and presented either electronically or in the form of a check are considered direct deposit transactions.
•
When purchasing Shares through the Automatic Investment Program, your automatic investment selection(s) will generally be active within three days following receipt of your authorization for the date and amount you specify. If no date or dollar amount is specified on your application, investments of $50 will be made on the 20th of each month. If the balance in the Janus Henderson fund account you are buying into falls to zero as the result of a redemption, exchange, or minimum balance fee, your Automatic Investment Program will be discontinued.
•
We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase Shares of the Funds by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.
•
Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
•
If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Henderson Government Money Market Fund. For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus Henderson to (i) buy shares of another Janus Henderson fund or (ii) sell shares of Janus Henderson Government Money Market Fund and return the proceeds (including any dividends earned) to you, Janus Henderson will treat your inaction as approval of the purchase of Janus Henderson Government Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus Henderson for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in Janus Henderson Government Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Henderson Government Money Market Fund until the new fund’s commencement of operations. At that time, your investment (including any dividends) will
85 | Janus Investment Fund

be automatically exchanged from Janus Henderson Government Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under “Policies in Relation to Transactions.”
•
For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.
•
If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and any losses incurred by a Fund as a result. A Fund may redeem shares held in your account to cover any losses it incurs if your purchase is cancelled.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), the Adviser is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number, and you may be requested to provide information on persons with authority or control over the account, or persons who own (whether directly, indirectly, or beneficially) 25% or more of the entity, such as name, permanent street address, date of birth, and Social Security number. Until verification of an identity is made, the Adviser may temporarily limit additional share purchases. In addition, the Adviser may close an account if it is unable to verify a shareholder’s identity. Please contact a Janus Henderson representative if you need additional assistance when completing your application or additional information about the Anti-Money Laundering Program.
In an effort to ensure compliance with this law, the Adviser’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
The Funds have also adopted an identity theft policy (“Red Flag Policy”) to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Funds are required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Fund accounts and activity with respect to existing accounts.

Exchanges
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Please note the following when exchanging Shares:
•
An exchange represents the redemption (or sale) of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.
•
You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•
You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. A Fund’s fees and expenses differ between share classes. Exchanging from a direct share class to one held through an intermediary typically results in increased expenses. This is because share classes distributed through intermediaries include additional fees for administration and/or distribution to pay for services provided by intermediaries. Please read the Prospectus for the share class you are interested in prior to investing in that share class.
•
New regular Janus Henderson fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus Henderson fund account you are exchanging from is less than $2,500 ($100 for new regular Fund accounts with an automatic investment program of $50 per month). (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
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•
UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus Henderson fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
•
New Janus Henderson fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
•
Exchanges between existing Janus Henderson fund accounts must meet the $50 subsequent investment requirement.
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For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus Henderson fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.
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The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. Different restrictions may apply if you invest through an intermediary.
•
Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•
With certain exceptions, exchanges between Janus Henderson fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus Henderson fund, you will need to meet criteria for investing in the closed fund. For more information, refer to Closed Fund Policies in the “Other Information” section of this Prospectus.
•
If the shares you are exchanging are held in certificate form, you must return the certificate to Janus Henderson prior to making any exchanges. Shares are no longer available in certificate form.

Note: For the fastest and easiest way to exchange shares, log on to janushenderson.com/individual 24 hours a day, 7 days a week.*
*
Certain account types and transactions are not available via janushenderson.com. For more information, access janushenderson.com/individual or refer to this Shareholder’s Manual.

Payment of redemption proceeds
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
By Electronic Transfer – Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.
•
Next Day Wire Transfer – Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). You may be charged a fee for each wire transfer, and your bank may charge an additional fee to receive the wire.
•
ACH (Automated Clearing House) Transfer – Your redemption proceeds can be electronically transferred to your predesignated bank account on or about the next bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.
By Check – Redemption proceeds will be sent to the shareholder(s) of record at the address of record normally within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.
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By Systematic Redemption – If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus Henderson fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.
The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Generally, orders to sell Shares may be initiated at any time at janushenderson.com/individual, by telephone, or in writing. Certain accounts may require a written request. If the Shares being sold were purchased by check or automated investment, the Funds can delay the payment of your redemption proceeds for up to 15 days from the day of purchase to allow the purchase to clear. In addition, there may be a delay in the payment of your redemption proceeds if you request a redemption by electronic transfer and your bank information is new. Unless you provide alternate instructions, your proceeds will be invested in Shares of Janus Henderson Government Money Market Fund during the 15-day hold period.
Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. A temporary hold may also be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult has occurred, is occurring, has been attempted, or will be attempted, as described under “Temporary Suspension of Services.”

Note: For the fastest and easiest way to redeem shares, log on to janushenderson.com/individual 24 hours a day, 7 days a week.*
*
Certain account types and transactions are not available via janushenderson.com. For more information, access janushenderson.com/individual or refer to this Shareholder’s Manual.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, individuals, accounts, and affiliates of the Adviser, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the recognition of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.
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While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs and accelerate the recognition of taxable income.

Written Instructions
To redeem or exchange all or part of your Shares in writing, your request should be sent to one of the addresses listed under “Doing Business with Janus Henderson.” Requests or documents received in a language other than English may be inadvertently delayed or returned due to an inability to accurately translate the intended instructions. Please include the following information:
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the name of the Janus Henderson fund(s) being redeemed or exchanged;
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the account number(s);
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the amount of money or number of shares being redeemed or exchanged;
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the name(s) on the account;
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the signature(s) of one or more registered account owners; and
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your daytime telephone number.

Signature Guarantee
A signature guarantee for each registered account owner is required if any of the following is applicable:
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You request a redemption by check above a certain dollar amount.
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You would like a check made payable to anyone other than the shareholder(s) of record.
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You would like a check mailed to an address that has been changed within 10 days of the redemption request.
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You would like a check mailed to an address other than the address of record.
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You would like your redemption proceeds sent to a bank account other than a bank account of record.
The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.
A signature guarantee may be refused if any of the following is applicable:
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It does not appear valid or in good form.
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The transaction amount exceeds the surety bond limit of the signature guarantee.
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The guarantee stamp has been reported as stolen, missing, or counterfeit.
How to Obtain a Signature Guarantee
A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if it has the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or excessive trading policies and procedures may be cancelled or rescinded by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. Investors should be aware that the Funds are also available for purchase through third party intermediaries.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
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exchange limitations as described under “Exchanges”;
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fair valuation of securities as described under “Pricing of Fund Shares”; and
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trade monitoring.
The Funds monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund.
The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors in other share classes who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.
In an attempt to deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Funds’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds”; (iii) transactions in the Funds by a collective investment trust managed by the Adviser; (iv) transactions in the Funds by certain charitable foundations; (v) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with target allocations; and (vi) systematic purchase, exchange, or redemption programs.
The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. There is potential for short-term arbitrage trades to dilute the value of the shares held by a Fund despite the Funds’ adoption of policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies.
There is no assurance that the policies and procedures adopted by the Funds to detect and deter excessive trading will be effective in all circumstances. For example, for share classes sold through financial intermediaries, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive
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trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Adviser and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes such policies and procedures with respect to disclosure of portfolio holdings.
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Full Holdings. A schedule of each Fund’s portfolio holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for each Fund at janushenderson.com/reports. A complete schedule of each Fund’s portfolio holdings is also available in the annual and semiannual financial statements located in Form N-CSR and, after the first and third fiscal quarters, in Form N-PORT. Information reported in Form N-CSR and in Form N-PORT will be made publicly available within 70 and 60 days, respectively, after the end of each fiscal quarter. Each Fund’s Form N-CSR and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.
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Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag.
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Other Information. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and/or fixed-income issuers ranked by performance attribution, including the percentage attribution to Fund performance, average Fund weighting, and other relevant data points, may be provided monthly with a 15-day lag.
The Adviser may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by the head of the applicable investment unit or a delegate, in consultation with the Funds’ Chief Compliance Officer or a delegate. Such exceptions may be made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.

Shareholder services and account policies
Address Changes
For the easiest way to change the address on your account, visit janushenderson.com/individual. You may also call a Janus Henderson representative or send a written request signed by one or more shareholder(s) of record. Include the name of the Janus Henderson fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.
Bank Account Changes
For the easiest way to change your bank account of record or add new bank account information to your account, visit janushenderson.com/individual. You may also send a written request signed by the shareholder of record or by each shareholder of record if more than one. Certain accounts may require a written notice and, in some instances, bank privileges may not be available. If multiple account owners are named on the added bank account, at least one name on the bank account must match one name on the Fund account. There may be a delay in the payment of your redemption proceeds if you request a redemption by electronic transfer to a new bank or bank account.
You may revoke the authorization to use your bank account information at any time by visiting janushenderson.com/individual, or by sending a written request by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Your request will be processed within a reasonable amount of time upon its receipt.
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Distributions
Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janushenderson.com/individual, call a Janus Henderson representative, or send a written request signed by one or more shareholder(s) of record.
Your non-retirement Fund account distribution checks may be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Involuntary Redemptions
The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds. This includes, but is not limited to, accounts that a Fund or its agents believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.
Lost (Unclaimed/Abandoned) Accounts
It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds as undeliverable. Based upon statutory requirements for returned mail, the Adviser will attempt to locate the shareholder or rightful owner of the account. If the Adviser is unable to locate the shareholder, then the Adviser is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
Online and Telephone Transactions
You may initiate many transactions through janushenderson.com/individual or by calling Janus Henderson XpressLine. You may also contact a Janus Henderson representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please call a Janus Henderson representative. The Funds and their agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.
Your ability to access your account or transact business electronically may be impacted due to unexpected circumstances, such as system outages, or during periods of increased web activity. For example, periods of substantial market change or other unexpected events can contribute to high call volumes, which may delay your ability to reach a Janus Henderson representative by telephone.
If you experience difficulty transacting business with us through a particular method, please consider using an alternate method, such as visiting janushenderson.com/individual, calling Janus Henderson XpressLine, contacting a Janus Henderson representative by telephone, or sending written instructions to complete your transaction. Please remember that purchase, exchange, or redemption requests must be received in good order by a Fund or its agents prior to the close of the trading session of the NYSE in order to receive that day’s NAV.
Your account information, including online credentials, should be kept private, and you should immediately review any account statements that you receive from Janus Henderson. Someone other than you could act on your account if that person is able to provide the required identifying information. Contact Janus Henderson immediately about any transactions you believe to be unauthorized.
Registration Changes
To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janushenderson.com/individual or call a Janus Henderson representative for further instructions.
Statements, Reports, and Prospectuses
We will send you a confirmation upon the completion of individual account transactions. We will also send you quarterly account statements detailing financial transactions on open accounts processed year-to-date. Systematic transactions are
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confirmed on quarterly statements unless otherwise requested. Confirmations and quarterly account statements will be sent to the account address of record unless you have elected to receive online statements. The Funds reserve the right to charge a fee for additional account statement requests.
At account setup, or any time thereafter, you may elect (at janushenderson.com/edelivery) to discontinue physical delivery of quarterly account statements and/or confirmations, and instead receive an e-mail notification when they are available online. All statements are available online regardless of your delivery option elections (to view, you must first establish online access at janushenderson.com/individual).
The Funds produce shareholder reports semiannually, and update their prospectus annually. You may elect to receive shareholder reports and prospectus updates electronically at janushenderson.com/edelivery. The Funds’ fiscal year ends September 30.
Unless you instruct Janus Henderson otherwise by contacting a Janus Henderson representative, the Funds will mail only one report or prospectus to your address of record (“household”), even if more than one person in your household has a Fund account. This process, known as “householding,” reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus Henderson representative or send a written request signed by one or more shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Funds receive your instructions.
Taxpayer Identification Number
On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.
Temporary Suspension of Services
The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. As previously noted, the Funds may postpone payment of redemption proceeds for up to seven calendar days. In addition, the right to require the Funds to redeem their Shares may be suspended or the date of payment may be postponed beyond seven calendar days whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. The exchange privilege may also be suspended in these circumstances.
In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. This temporary delay will be for an initial period of no more than 15 business days while we conduct an internal review of the facts and circumstances of the suspected financial exploitation. If our internal review supports our belief that actual or attempted financial exploitation has occurred or is occurring, we may extend the hold for up to 10 additional business days. Both the initial and subsequent hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (i) a natural person age 65 and older, or (ii) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests. We may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, we are not required to delay the disbursement of redemption proceeds and do not assume any obligation to do so.
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Financial highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the Funds for the fiscal periods ended September 30 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in each Fund’s Form N-CSR and is incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class D Shares of the Funds (assuming reinvestment of all dividends and distributions).
Janus Henderson Balanced Fund – Class D Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$48.14	$38.93	$36.04	$44.40	$38.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.90	0.90	0.78	0.41	0.42
Net realized and unrealized gain/(loss)	5.15	9.22	3.26	(6.68)	6.04
Total from Investment Operations	6.05	10.12	4.04	(6.27)	6.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.91)	(0.91)	(0.83)	(0.41)	(0.49)
Distributions (from capital gains)	(2.23)	—	(0.32)	(1.68)	(0.46)
Total Dividends and Distributions	(3.14)	(0.91)	(1.15)	(2.09)	(0.95)
Net Asset Value, End of Period	$51.05	$48.14	$38.93	$36.04	$44.40
Total Return*	13.20%	26.17%	11.24%	(14.97)%	16.80%
Net Assets, End of Period (in thousands)	$2,616,882	$2,461,743	$2,049,685	$1,946,256	$2,362,421
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.69%	0.69%	0.70%	0.70%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.69%	0.70%	0.70%	0.70%
Ratio of Net Investment Income/(Loss)	1.90%	2.04%	1.99%	0.98%	0.99%
Portfolio Turnover Rate(2)	75%	76%	92%	79%	60%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
94 | Janus Investment Fund

Janus Henderson Contrarian Fund – Class D Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$30.91	$24.90	$21.01	$31.54	$22.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.15	0.17	0.09	0.10
Net realized and unrealized gain/(loss)	2.99	7.71	3.84	(7.79)	9.33
Total from Investment Operations	3.10	7.86	4.01	(7.70)	9.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.14)	(0.12)	(0.09)	(0.14)
Distributions (from capital gains)	(3.06)	(1.71)	—	(2.74)	(0.31)
Total Dividends and Distributions	(3.19)	(1.85)	(0.12)	(2.83)	(0.45)
Net Asset Value, End of Period	$30.82	$30.91	$24.90	$21.01	$31.54
Total Return*	10.53%	33.71%	19.15%	(26.60)%	42.18%
Net Assets, End of Period (in thousands)	$3,053,216	$2,968,836	$2,400,757	$2,122,792	$3,021,999
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.65%	0.64%	0.76%	0.86%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.64%	0.76%	0.86%	0.90%
Ratio of Net Investment Income/(Loss)	0.39%	0.55%	0.67%	0.33%	0.34%
Portfolio Turnover Rate	52%	42%	45%	48%	37%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
95 | Janus Investment Fund

Janus Henderson Enterprise Fund – Class D Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$150.93	$129.17	$120.89	$174.13	$142.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.54	0.61	0.18	0.25
Net realized and unrealized gain/(loss)	8.03	31.05	20.24	(28.23)	45.06
Total from Investment Operations	8.35	31.59	20.85	(28.05)	45.31
Less Dividends and Distributions:
Dividends (from net investment income)	(1.54)	—	—	(0.52)	(0.46)
Distributions (from capital gains)	(8.35)	(9.83)	(12.57)	(24.67)	(12.82)
Total Dividends and Distributions	(9.89)	(9.83)	(12.57)	(25.19)	(13.28)
Net Asset Value, End of Period	$149.39	$150.93	$129.17	$120.89	$174.13
Total Return*	5.55%	26.17%	18.20%	(18.82)%	32.99%
Net Assets, End of Period (in thousands)	$2,517,981	$2,570,953	$2,189,482	$1,937,787	$2,507,220
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.79%	0.79%	0.79%	0.79%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.79%	0.79%	0.79%	0.79%
Ratio of Net Investment Income/(Loss)	0.22%	0.40%	0.47%	0.12%	0.15%
Portfolio Turnover Rate	17%	15%	14%	9%	12%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
96 | Janus Investment Fund

Janus Henderson Forty Fund – Class D Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$55.06	$42.26	$32.47	$54.28	$45.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	0.08	0.13	0.01	(0.15)
Net realized and unrealized gain/(loss)	10.63	16.72	9.68	(16.58)	13.04
Total from Investment Operations	10.61	16.80	9.81	(16.57)	12.89
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.11)	—	(0.03)	—
Distributions (from capital gains)	(5.66)	(3.89)	(0.02)	(5.21)	(3.85)
Total Dividends and Distributions	(5.72)	(4.00)	(0.02)	(5.24)	(3.85)
Net Asset Value, End of Period	$59.95	$55.06	$42.26	$32.47	$54.28
Total Return*	20.58%	42.68%	30.23%	(33.86)%	30.00%
Net Assets, End of Period (in thousands)	$15,043,727	$13,355,517	$9,953,141	$8,069,316	$12,846,210
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.67%	0.63%	0.61%	0.69%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.63%	0.61%	0.69%	0.82%
Ratio of Net Investment Income/(Loss)	(0.03)%	0.18%	0.33%	0.03%	(0.29)%
Portfolio Turnover Rate	33%	36%	39%	39%	31%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
97 | Janus Investment Fund

Janus Henderson Growth and Income Fund – Class D Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$78.72	$66.82	$59.97	$74.09	$59.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.52	0.73	0.83	0.74	0.67
Net realized and unrealized gain/(loss)	11.74	16.56	10.28	(10.34)	16.11
Total from Investment Operations	12.26	17.29	11.11	(9.60)	16.78
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(0.75)	(0.84)	(0.76)	(0.70)
Distributions (from capital gains)	(9.86)	(4.64)	(3.42)	(3.76)	(1.86)
Total Dividends and Distributions	(10.38)	(5.39)	(4.26)	(4.52)	(2.56)
Net Asset Value, End of Period	$80.60	$78.72	$66.82	$59.97	$74.09
Total Return*	17.48%	27.20%	18.94%	(14.17)%	28.63%
Net Assets, End of Period (in thousands)	$5,199,883	$4,758,701	$3,980,874	$3,529,397	$4,284,567
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.74%	0.74%	0.75%	0.75%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.74%	0.75%	0.75%	0.75%
Ratio of Net Investment Income/(Loss)	0.71%	1.02%	1.24%	1.04%	0.97%
Portfolio Turnover Rate	39%	27%	22%	17%	11%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
98 | Janus Investment Fund

Janus Henderson Research Fund – Class D Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$84.35	$59.62	$45.30	$71.42	$59.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.23)	(0.02)	0.11	0.02	(0.01)
Net realized and unrealized gain/(loss)	19.73	26.68	14.41	(17.29)	13.48
Total from Investment Operations	19.50	26.66	14.52	(17.27)	13.47
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.03)	(0.09)	—	(0.07)
Distributions (from capital gains)	(4.33)	(1.90)	(0.11)	(8.85)	(1.84)
Total Dividends and Distributions	(4.33)	(1.93)	(0.20)	(8.85)	(1.91)
Net Asset Value, End of Period	$99.52	$84.35	$59.62	$45.30	$71.42
Total Return*	23.83%	45.78%	32.18%	(27.96)%	22.89%
Net Assets, End of Period (in thousands)	$19,957,376	$17,212,845	$12,534,833	$10,017,030	$14,715,777
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.83%	0.67%	0.62%	0.64%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.67%	0.62%	0.64%	0.66%
Ratio of Net Investment Income/(Loss)	(0.27)%	(0.03)%	0.21%	0.03%	(0.02)%
Portfolio Turnover Rate	33%	27%	27%	32%	31%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
99 | Janus Investment Fund

Janus Henderson Triton Fund – Class D Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$29.00	$25.30	$24.15	$39.82	$30.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.04)	(0.03)	(0.01)	(0.10)	(0.14)
Net realized and unrealized gain/(loss)	1.05	5.58	2.68	(8.64)	10.56
Total from Investment Operations	1.01	5.55	2.67	(8.74)	10.42
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(2.02)	(1.85)	(1.52)	(6.93)	(1.59)
Total Dividends and Distributions	(2.02)	(1.85)	(1.52)	(6.93)	(1.59)
Net Asset Value, End of Period	$27.99	$29.00	$25.30	$24.15	$39.82
Total Return*	3.39%	23.44%	11.39%	(26.39)%	33.85%
Net Assets, End of Period (in thousands)	$874,789	$956,214	$890,168	$864,531	$1,289,904
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.79%	0.79%	0.80%	0.79%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.79%	0.80%	0.79%	0.78%
Ratio of Net Investment Income/(Loss)	(0.16)%	(0.13)%	(0.06)%	(0.32)%	(0.37)%
Portfolio Turnover Rate	20%	19%	19%	8%	24%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
100 | Janus Investment Fund

Janus Henderson U.S. Dividend Income Fund – Class D Shares
	Years ended September 30
	2025	2024	2023(1)
Net Asset Value, Beginning of Period	$11.98	$9.89	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.20	0.17
Net realized and unrealized gain/(loss)	1.52	2.14	(0.19)
Total from Investment Operations	1.70	2.34	(0.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.22)	(0.09)
Distributions (from capital gains)	(0.35)	(0.03)	—
Total Dividends and Distributions	(0.52)	(0.25)	(0.09)
Net Asset Value, End of Period	$13.16	$11.98	$9.89
Total Return*	14.60%	23.89%	(0.25)%
Net Assets, End of Period (in thousands)	$34,837	$13,817	$2,363
Ratios to Average Net Assets:**
Ratio of Gross Expenses	1.44%	1.52%	10.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.89%	0.92%
Ratio of Net Investment Income/(Loss)	1.46%	1.81%	2.11%
Portfolio Turnover Rate	59%	81%	85%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 20, 2022 (inception date) through September 30, 2023.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
101 | Janus Investment Fund

Janus Henderson Venture Fund – Class D Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$88.91	$73.54	$69.81	$110.41	$84.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.29)	(0.28)	(0.13)	(0.32)	(0.47)
Net realized and unrealized gain/(loss)	5.35	19.73	7.00	(27.95)	31.52
Total from Investment Operations	5.06	19.45	6.87	(28.27)	31.05
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(5.89)	(4.08)	(3.14)	(12.33)	(5.62)
Total Dividends and Distributions	(5.89)	(4.08)	(3.14)	(12.33)	(5.62)
Net Asset Value, End of Period	$88.08	$88.91	$73.54	$69.81	$110.41
Total Return*	5.64%	27.72%	10.06%	(28.42)%	37.07%
Net Assets, End of Period (in thousands)	$1,771,778	$1,828,330	$1,557,240	$1,500,311	$2,228,324
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.79%	0.79%	0.80%	0.79%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.79%	0.80%	0.79%	0.78%
Ratio of Net Investment Income/(Loss)	(0.34)%	(0.35)%	(0.18)%	(0.37)%	(0.45)%
Portfolio Turnover Rate	24%	18%	23%	14%	21%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
102 | Janus Investment Fund

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Credit Risk Transfer Securities (“CRTs”) are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises. CRTs are not directly linked to or backed by the underlying mortgage loans, so investors such as a Fund have no direct recourse to the underlying mortgage loans in the event of a default.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield bonds are bonds that are rated below investment grade by NRSROs. Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
103 | Janus Investment Fund

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid federal income taxes and interest that a Fund must pay if these investments are profitable, regardless of whether such income is distributed as a taxable dividend by the Fund to its holders of common stock, the Fund may make various elections (if available) permitted by the tax laws. These elections could require that a Fund recognize taxable income regardless of whether the Fund receives any distributions from such PFIC, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Private placements are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Rule 144A securities are securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but that may be resold to certain institutional investors.
Senior securities are securities that rank above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Fund would be in line to receive repayment of its investment before certain of the company’s other creditors.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Fund’s net asset value. Because a Fund is generally not required to pay for the security until the settlement date, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

104 | Janus Investment Fund

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Currency swaps involve the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap’s inception.
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward foreign currency contracts, swaps, and futures contracts.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward foreign currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. Futures contracts are standardized and traded on designated exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments.
Inflation index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended, that govern the operation of money market funds at the end of each day.
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Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended. Funds are classified as either diversified or nondiversified. To be classified as diversified under the Investment Company Act of 1940, as amended, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as nondiversified under the Investment Company Act of 1940, as amended, on the other hand, has the flexibility to take larger positions in securities than a fund that is classified as diversified. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash.
Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
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You can make inquiries and request other information, including a Statement of Additional Information, annual report, semiannual report, or Fund financial statements (as they become available), free of charge, by contacting a Janus Henderson representative at 1-800-525-3713. The Funds’ Statement of Additional Information, most recent annual and semiannual reports, and Fund financial statements are also available, free of charge, at janushenderson.com/reports. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports and in Form N-CSR. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal period. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements.
The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. Reports and other information about the Funds are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com
P.O. Box 219109
Kansas City, MO 64121-9109
1-800-525-3713
The Trust’s Investment Company Act File No. is 811-1879.

▼ January 28, 2026
Janus Investment Fund
Prospectus

	Class A Shares Ticker	Class C Shares Ticker	Class S Shares Ticker	Class I Shares Ticker	Class N Shares Ticker	Class R Shares Ticker	Class T Shares Ticker
Global & International Equity
Janus Henderson European Focus Fund	HFEAX	HFECX	HFESX	HFEIX	HFERX	N/A	HFETX
Janus Henderson Global Equity Income Fund	HFQAX	HFQCX	HFQSX	HFQIX	HFQRX	N/A	HFQTX
Janus Henderson Global Life Sciences Fund	JFNAX	JFNCX	JFNSX	JFNIX	JFNNX	N/A	JAGLX
Janus Henderson Global Real Estate Fund	JERAX	JERCX	JERSX	JERIX	JERNX	N/A	JERTX
Janus Henderson Global Research Fund	JDWAX	JWWCX	JWGRX	JWWFX	JDWNX	JDWRX	JAWWX
Janus Henderson Global Select Fund	JORAX	JORCX	JORIX	JORFX	JSLNX	JORRX	JORNX
Janus Henderson Global Sustainable Equity Fund	JEASX	JECTX	JESSX	JEUIX	JETNX	JEGRX	JETTX
Janus Henderson Global Technology and Innovation Fund	JATAX	JAGCX	JATSX	JATIX	JATNX	N/A	JAGTX
Janus Henderson Overseas Fund	JDIAX	JIGCX	JIGRX	JIGFX	JDINX	JDIRX	JAOSX

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes nine portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund (the “Trust”). Janus Henderson Investors US LLC (the “Adviser”) serves as investment adviser to each Fund.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares (individually and/or collectively, the “Shares”) are offered by this Prospectus.
The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of Shares. For additional information about these classes of Shares and whether or not you are eligible to purchase these Shares, please refer to the Shareholder’s Guide section of the Prospectus.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Fund summary
Janus Henderson European Focus Fund	2
Janus Henderson Global Equity Income Fund	9
Janus Henderson Global Life Sciences Fund	17
Janus Henderson Global Real Estate Fund	24
Janus Henderson Global Research Fund	31
Janus Henderson Global Select Fund	37
Janus Henderson Global Sustainable Equity Fund	44
Janus Henderson Global Technology and Innovation Fund	51
Janus Henderson Overseas Fund	58
Additional information about the Funds
Fees and expenses	65
Additional investment strategies and general portfolio policies	66
Risks of the Funds	73
Management of the Funds
Investment adviser	83
Management expenses	84
Portfolio management	86
Other information	90
Distributions and taxes	91
Shareholder’s guide
Pricing of fund shares	95
Choosing a share class	97
Distribution, servicing, and administrative fees	99
Payments to financial intermediaries by the Adviser or its affiliates	100
Purchases	101
Exchanges	106
Redemptions	106
Excessive trading	108
Shareholder communications	110
Financial highlights	112
Appendix A – intermediary sales charge waivers and discounts	170
Glossary of investment terms	179
1 | Janus Investment Fund

Fund summary

Janus Henderson European Focus Fund
Ticker:	HFEAX	Class A Shares	HFESX	Class S Shares	HFERX	Class N Shares
	HFECX	Class C Shares	HFEIX	Class I Shares	HFETX	Class T Shares

Investment Objective
Janus Henderson European Focus Fund seeks long-term capital appreciation primarily through investment in equities of European companies.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 101 of the Fund’s Prospectus and in the “Purchases” section on page 76 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.20%	0.29%	0.80%	0.21%	0.11%	0.37%
Total Annual Fund Operating Expenses	1.44%	2.28%	2.04%	1.20%	1.10%	1.36%
Fee Waiver and/or Expense Reimbursement(1)	0.14%	0.21%	0.58%	0.14%	0.14%	0.15%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.30%	2.07%	1.46%	1.06%	0.96%	1.21%

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, including networking/omnibus/shareholder servicing fees payable by any share class, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses) exceed 0.96% for at least a one-year period commencing on January 28, 2026. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Class C Shares automatically convert to Class A Shares
2 | Janus Henderson European Focus Fund

after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 700	$ 991	$ 1,304	$ 2,189
Class C Shares	$ 310	$ 692	$ 1,201	$ 2,388
Class S Shares	$ 149	$ 584	$ 1,045	$ 2,323
Class I Shares	$ 108	$ 367	$ 646	$ 1,442
Class N Shares	$ 98	$ 336	$ 593	$ 1,328
Class T Shares	$ 123	$ 416	$ 730	$ 1,622

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 700	$ 991	$ 1,304	$ 2,189
Class C Shares	$ 210	$ 692	$ 1,201	$ 2,388
Class S Shares	$ 149	$ 584	$ 1,045	$ 2,323
Class I Shares	$ 108	$ 367	$ 646	$ 1,442
Class N Shares	$ 98	$ 336	$ 593	$ 1,328
Class T Shares	$ 123	$ 416	$ 730	$ 1,622

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of European companies. The Fund generally invests in a portfolio of 35-60 equity securities. Equity securities include common stocks and related securities. European companies are broadly defined to include any company that meets one or more of the following tests: (i) its country of organization, its primary business office and/or the principal trading market of its stock are located in Europe, (ii) 50% or more of its assets are located in Europe, or (iii) 50% or more of its revenues are derived from Europe.
Portfolio management seeks investments that will increase in value by emphasizing stock selection. Stock selection is based on an opportunistic approach which seeks to utilize stock specific criteria described below and global market and industry dynamics that are expected to drive stock prices of European companies. Portfolio management will invest in both “growth” stocks that portfolio management believes are reasonably priced and “value” stocks that are, in portfolio management’s opinion, undervalued. Companies are evaluated using a broad range of criteria, including: (i) a company’s financial strength; (ii) competitive position in its industry; and (iii) projected future earnings and cash flows.
The Fund generally invests in companies located in Western European countries such as the United Kingdom, Belgium, Germany, Norway, the Netherlands, Denmark, Switzerland, Finland, Sweden, Portugal, France, Austria, Ireland, Italy and Spain. The Fund may, under unusual circumstances, invest in a single country or a limited number of countries.
In evaluating investment opportunities in various market conditions, portfolio management conducts fundamental research that considers factors such as a company’s historic and projected return on capital, the quality of a company’s management, and a company’s historical valuations, as well as valuation relative to the wider market.
The Fund will generally consider selling a stock when, in portfolio management’s opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, its earnings are disappointing, or its revenue growth has slowed. The Fund will also consider selling a stock if portfolio management believes that negative country, sector, or regional factors may affect the company’s outlook, or, in portfolio management’s opinion, a superior investment opportunity arises or to meet cash requirements.
The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned
3 | Janus Henderson European Focus Fund

issuers. However, in an attempt to reduce portfolio risks, portfolio management generally will invest across countries, industry groups and/or security types.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio of European companies, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which
4 | Janus Henderson European Focus Fund

may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
•
European Investments Risk. The economies and markets of European countries are often closely connected and interdependent. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of European currencies, default or threat of a default by a European country on its sovereign debt, and budget deficits and recessions among European countries may have a significant adverse effect on the economies of other European countries and major trading partners outside Europe.
Issuer Concentration Risk. The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders in a taxable account.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

5 | Janus Henderson European Focus Fund

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Returns shown for periods prior to June 5, 2017, are those of Henderson European Focus Fund (the “Predecessor Fund”). The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund on June 2, 2017. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively. Class S Shares and Class T Shares of the Fund commenced operations on June 5, 2017.
•
The performance shown for Class A Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund and is calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class C Shares for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund and is calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund and is calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance shown for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund and is calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance shown for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class S Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class T Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
Returns of the Fund will be different from the Predecessor Fund as they have different expenses.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
6 | Janus Henderson European Focus Fund

Annual Total Returns for Class A Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	20.74%	Worst Quarter:	4th Quarter 2018	– 21.09%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years	Since Inception 8/31/01
Class A Shares(1)
Return Before Taxes	31.85%	9.67%	7.44%	11.69%
Return After Taxes on Distributions	31.63%	9.43%	7.20%	10.95%
Return After Taxes on Distributions and Sale of Fund Shares	19.24%	7.71%	6.07%	10.12%
Class C Shares – Return Before Taxes(2)	37.81%	10.14%	7.26%	11.12%
Class S Shares – Return Before Taxes	39.75%	10.98%	8.09%	11.95%
Class I Shares – Return Before Taxes	40.22%	11.26%	8.36%	12.16%
Class N Shares – Return Before Taxes	40.36%	11.34%	8.42%	12.10%
Class T Shares – Return Before Taxes	40.02%	11.08%	8.17%	12.00%
MSCI Europe IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	35.41%	10.30%	8.52%	6.54%

(1)
Fund returns calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s broad-based benchmark index is the MSCI Europe Index. The index is described below.
•
The MSCI Europe Index is designed to measure developed market equity performance in Europe.
After-tax returns are calculated using distributions for the Predecessor Fund’s Class A Shares for the period prior to June 5, 2017. If Class A Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class A Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class A Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Marc Schartz, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since June 2024. Robert Schramm-Fuchs is Executive Vice President and Lead Portfolio Manager of the Fund, which he has managed or co-managed since March 2019.

7 | Janus Henderson European Focus Fund

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, Class I Shares†, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UTMA accounts	$500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $250,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
8 | Janus Henderson European Focus Fund

Fund summary

Janus Henderson Global Equity Income Fund
Ticker:	HFQAX	Class A Shares	HFQSX	Class S Shares	HFQRX	Class N Shares
	HFQCX	Class C Shares	HFQIX	Class I Shares	HFQTX	Class T Shares

Investment Objectives
Janus Henderson Global Equity Income Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 101 of the Fund’s Prospectus and in the “Purchases” section on page 76 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.22%	0.11%	0.30%	0.14%	0.04%	0.29%
Total Annual Fund Operating Expenses	1.12%	1.76%	1.20%	0.79%	0.69%	0.94%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 683	$ 911	$ 1,156	$ 1,860
Class C Shares	$ 279	$ 554	$ 954	$ 1,904
Class S Shares	$ 122	$ 381	$ 660	$ 1,455
Class I Shares	$ 81	$ 252	$ 439	$ 978
Class N Shares	$ 70	$ 221	$ 384	$ 859
Class T Shares	$ 96	$ 300	$ 520	$ 1,155

9 | Janus Henderson Global Equity Income Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 683	$ 911	$ 1,156	$ 1,860
Class C Shares	$ 179	$ 554	$ 954	$ 1,904
Class S Shares	$ 122	$ 381	$ 660	$ 1,455
Class I Shares	$ 81	$ 252	$ 439	$ 978
Class N Shares	$ 70	$ 221	$ 384	$ 859
Class T Shares	$ 96	$ 300	$ 520	$ 1,155

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 175% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. The Fund invests in U.S. and non-U.S. issuers and will typically invest at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. An issuer is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. The Fund has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries.
In selecting investments, portfolio management primarily seeks to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of portfolio management, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of metrics, including price to earnings ratios, balance sheet strength, valuation relative to asset values, return on equity, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.
For its investments in common stocks, the Fund seeks to invest in securities that portfolio management believes have the potential for growth of income and capital over time. Portfolio management may shift the Fund’s assets among various types of income-producing securities based on changing market conditions. The Fund does not limit its investments to companies of any particular size. However, in an attempt to reduce portfolio risks, portfolio management generally will invest across countries, industry groups and/or security types.
Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, portfolio management believes that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks (stocks of well-established, undervalued companies that portfolio management believes offer the potential for income and long-term capital appreciation). Portfolio management may, however, invest in smaller and less seasoned issuers.
In selecting investments, the Fund also considers environmental, social, and governance (“ESG”) factors (“ESG Factors”) and a company’s management of ESG risks that may have a significant impact on the company’s growth, valuation, profits, cash flow, and dividends. Such factors may include corporate governance, human capital and diversity, climate change, disclosure transparency, and business ethics. The Fund evaluates ESG Factors and risks, using third-party data and internally-generated analysis, which may include assessments of a company’s alignment with international commitments, a review of ESG investment risk reports, and corporate engagement. At portfolio management’s discretion, the Fund will engage with a company’s senior management to seek to better understand improvements in ESG reporting and disclosure, environmental performance, and strategic positioning in relation to key sustainability trends. The Fund may invest in companies whose ESG practices are evolving, with the expectation that these engagement efforts will result in improvements over time, and will consider selling a security if a company is not responsive to such engagement efforts. The Fund does not consider ESG
10 | Janus Henderson Global Equity Income Fund

Factors and risks in managing the Fund’s exposure to cash and cash equivalents and certain derivatives, such as forward foreign currency contracts used for hedging purposes.
The Fund may seek to enhance the level of dividend income it receives by engaging in regional rotation trading. In a regional rotation trade, the Fund would sell a stock that has declared its dividend and no longer trades with an entitlement to the dividend, and purchase a stock in another region that is about to declare a dividend. By entering into a series of such trades, the Fund seeks to augment the amount of dividend income it receives over the course of a year.
The Fund has no limits on the geographic asset distribution of its investments, but the Fund does not expect to invest more than 25% of its assets in securities of companies based in emerging markets. The Fund may invest in companies domiciled in any country that portfolio management believes to be appropriate to the Fund’s objectives. The Fund may, under unusual circumstances, invest in a single country or a limited number of countries.
The Fund will generally consider selling a security when, in portfolio management’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in portfolio management’s opinion, a superior investment opportunity arises or if it has become overvalued. Also, the Fund will consider selling a security as part of the Fund’s regional rotation trading strategy.
The Fund may invest its assets in derivatives. Derivative instruments have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Fund invests or to hedge portfolio risk. In particular, the Fund may invest in derivatives such as forward foreign currency contracts to offset risks associated with currency exposure.
The Fund may engage in active and frequent trading to achieve its investment objectives, and the Fund’s regional rotation strategy may increase the rate of portfolio turnover.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking a global, income-producing equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
11 | Janus Henderson Global Equity Income Fund

•
European Investments Risk. The economies and markets of European countries are often closely connected and interdependent. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of European currencies, default or threat of a default by a European country on its sovereign debt, and budget deficits and recessions among European countries may have a significant adverse effect on the economies of other European countries and major trading partners outside Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.
Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders in a taxable account.
Emerging Markets Risk. Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
12 | Janus Henderson Global Equity Income Fund

Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty may default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund may lose the net amount of the payments that it contractually is entitled to receive. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Returns shown for periods prior to June 5, 2017, are those of Henderson Global Equity Income Fund (the “Predecessor Fund”). The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund on June 2, 2017. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on November 30, 2006. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively. Class S Shares and Class T Shares of the Fund commenced operations on June 5, 2017.
•
The performance shown for Class A Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund and is calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class C Shares for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund and is calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund and is calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance shown for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund and is calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance shown for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
13 | Janus Henderson Global Equity Income Fund

•
The performance shown for Class S Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class T Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
Returns of the Fund will be different from the Predecessor Fund as they have different expenses.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class A Shares (calendar year-end)

Best Quarter:	4th Quarter 2022	15.71%	Worst Quarter:	1st Quarter 2020	– 22.74%

14 | Janus Henderson Global Equity Income Fund

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years	Since Inception 11/30/06
Class A Shares(1)
Return Before Taxes	22.12%	8.63%	6.91%	5.20%
Return After Taxes on Distributions	20.64%	7.03%	5.49%	4.07%
Return After Taxes on Distributions and Sale of Fund Shares(2)	14.80%	6.70%	5.45%	4.22%
Class C Shares – Return Before Taxes(3)	27.88%	9.28%	6.83%	4.79%
Class S Shares – Return Before Taxes	29.53%	9.87%	7.42%	5.44%
Class I Shares – Return Before Taxes	30.12%	10.33%	7.88%	5.80%
Class N Shares – Return Before Taxes	30.25%	10.42%	7.96%	5.75%
Class T Shares – Return Before Taxes	29.80%	10.16%	7.71%	5.61%
MSCI World IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	21.09%	12.15%	12.17%	8.02%
85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	27.98%	10.74%	8.90%	5.47%

(1)
Fund returns calculated assuming maximum permitted sales loads.
(2)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(3)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s broad-based benchmark index is the MSCI World Index. The Fund’s additional benchmark index is the 85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index. The indices are described below.
•
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
•
The 85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World ex-USA High Dividend Yield Index (85%) and the MSCI USA High Dividend Yield Index (15%). The underlying indices reflect the performance of higher dividend yield large and mid-cap equities from (i) global developed and emerging markets excluding the U.S. and (ii) the U.S. markets.
After-tax returns are calculated using distributions for the Predecessor Fund’s Class A Shares for the period prior to June 5, 2017. If Class A Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class A Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class A Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Alex Crooke is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since its inception in November 2006. Job Curtis is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since its inception in November 2006. Charlotte Greville, CFA, is Co-Portfolio Manager of the Fund and has been a member of the Fund’s portfolio management team since July 2025. Ben Lofthouse, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since November 2014.

15 | Janus Henderson Global Equity Income Fund

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, Class I Shares†, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UTMA accounts	$500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $250,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
16 | Janus Henderson Global Equity Income Fund

Fund summary

Janus Henderson Global Life Sciences Fund
Ticker:	JFNAX	Class A Shares	JFNSX	Class S Shares	JFNNX	Class N Shares
	JFNCX	Class C Shares	JFNIX	Class I Shares	JAGLX	Class T Shares

Investment Objective
Janus Henderson Global Life Sciences Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 101 of the Fund’s Prospectus and in the “Purchases” section on page 76 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.11%	0.15%	0.30%	0.14%	0.04%	0.28%
Total Annual Fund Operating Expenses	1.00%	1.79%	1.19%	0.78%	0.68%	0.92%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 671	$ 875	$ 1,096	$ 1,729
Class C Shares	$ 282	$ 563	$ 970	$ 1,897
Class S Shares	$ 121	$ 378	$ 654	$ 1,443
Class I Shares	$ 80	$ 249	$ 433	$ 966
Class N Shares	$ 69	$ 218	$ 379	$ 847
Class T Shares	$ 94	$ 293	$ 509	$ 1,131

17 | Janus Henderson Global Life Sciences Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 671	$ 875	$ 1,096	$ 1,729
Class C Shares	$ 182	$ 563	$ 970	$ 1,897
Class S Shares	$ 121	$ 378	$ 654	$ 1,443
Class I Shares	$ 80	$ 249	$ 433	$ 966
Class N Shares	$ 69	$ 218	$ 379	$ 847
Class T Shares	$ 94	$ 293	$ 509	$ 1,131

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that portfolio management believes have a life science orientation. In the Fund’s pursuit of companies with a life science orientation, the Fund has a fundamental policy to normally invest at least 25% of its total assets in securities of companies that are categorized in the “life sciences” sector, which may include companies in the following industry groups: pharmaceuticals; biotechnology; health care services; agriculture; cosmetics/personal care; and medical devices. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. So, for example, companies with a “life science orientation” include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. The Fund implements its investment policies by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. The Fund may invest in shares of companies through initial public offerings, private placements, and secondary offerings.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. In conducting the “bottom-up” analysis, portfolio management considers factors including a company’s growth potential, the strength of a company’s management, and a company’s sustainable competitive advantages, returns on investment capital, and cash flow generation.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
Portfolio management also applies screens, which incorporate third-party inputs, to (i) seek to avoid investing in issuers that are United Nations Global Compact violators and (ii) seek to invest at least 80% of the Fund’s net assets, under normal circumstances, in issuers with an MSCI (or an equivalent third-party data provider, as determined by portfolio management) ESG rating of BB or higher.
The Fund will generally consider selling a stock when, in portfolio management’s opinion, the stock shows declining fundamentals, its competitive advantages have deteriorated, or if the stock reaches its targeted value. The Fund will also consider selling a stock if, in portfolio management’s opinion, a superior investment opportunity arises.
18 | Janus Henderson Global Life Sciences Fund

The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Industry and Sector Risk. The Fund may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility.
•
Life Sciences Sector Risk. Companies that are categorized in the “life sciences” sector, include companies in the following industry groups: pharmaceuticals, biotechnology, health care services, agriculture, cosmetic/personal care, and medical devices. These companies may share common characteristics and react similarly to market developments and investments in these companies may be more sensitive to changes in government funding or subsidies, new or anticipated legislative and regulatory changes, or technological advances which could affect their value.
•
Biotechnology Industry Risk. The biotechnology industry can be significantly affected by patent considerations, including the termination of patent protections for products, intense competition both domestically and internationally, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits.
•
Pharmaceuticals Industry Risk. Government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition can significantly affect the pharmaceuticals industry.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
19 | Janus Henderson Global Life Sciences Fund

Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Initial Public Offering and Secondary Offering Risk. Initial public offerings (“IPOs”) and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. There can be no assurance that the Fund will identify favorable IPO and secondary offering investment opportunities.
ESG Investment Risk. Because the Fund considers ESG Factors in selecting securities, the Fund may perform differently than funds that do not consider ESG Factors. Due to the ESG considerations and exclusionary criteria employed by the Fund, the Fund may not be invested in certain issuers, and therefore may have lower performance than portfolios that do not apply similar criteria. ESG-related information provided by issuers and third parties, which portfolio management may utilize, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to consider their environmental or social practices may fall out of favor, which could potentially limit the Fund’s investment universe. There is also a risk that the issuers identified through the investment process employed by the Fund may fail to adhere to positive environmental or social practices, which may result in selling a security when it might otherwise be disadvantageous to do so.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Private Placements Risk. Investments in private placements could decrease the Fund’s liquidity profile or prevent the Fund from disposing of such securities promptly at advantageous prices. Private placements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available, and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value. Transaction costs may be higher for these securities, and the Fund may get only limited information about the issuer of a private placement security, so it may be less able to anticipate a loss.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments may also be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

20 | Janus Henderson Global Life Sciences Fund

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	21.01%	Worst Quarter:	1st Quarter 2020	– 13.67%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years	Since Inception
Class T Shares
Return Before Taxes	24.70%	7.53%	10.04%	—
Return After Taxes on Distributions	23.37%	6.19%	8.59%	—
Return After Taxes on Distributions and Sale of Fund Shares	15.51%	5.58%	7.78%	—
Class A Shares – Return Before Taxes(1)	17.43%	6.18%	9.30%	—
Class C Shares – Return Before Taxes(2)	22.68%	6.66%	9.15%	—
Class S Shares – Return Before Taxes	24.35%	7.23%	9.74%	—
Class I Shares – Return Before Taxes	24.86%	7.68%	10.20%	—
Class N Shares – Return Before Taxes	24.99%	7.77%	N/A	10.70%(3)
MSCI World IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	21.09%	12.15%	12.17%	—
MSCI World Health Care IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	14.83%	6.43%	8.14%	—
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	17.88%	14.42%	14.82%	—

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
(3)
Since the inception of Class N Shares on January 26, 2018.
21 | Janus Henderson Global Life Sciences Fund

The Fund’s broad-based benchmark index is the MSCI World Index, due to regulatory requirements. The Fund’s additional benchmark indices are the MSCI World Health Care Index and the S&P Index, as they are expected to more closely align with the Fund’s investment strategies and investment restrictions. The indices are described below.
•
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
•
The MSCI World Health Care Index is a capitalization-weighted index that measures the performance of health care stocks from developed market countries.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Andy Acker, CFA, is Executive Vice President and Lead Portfolio Manager of the Fund, which he has managed or co-managed since May 2007. Daniel Lyons, Ph.D., CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2023.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, Class I Shares†, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UTMA accounts	$500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $250,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

22 | Janus Henderson Global Life Sciences Fund

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
23 | Janus Henderson Global Life Sciences Fund

Fund summary

Janus Henderson Global Real Estate Fund
Ticker:	JERAX	Class A Shares	JERSX	Class S Shares	JERNX	Class N Shares
	JERCX	Class C Shares	JERIX	Class I Shares	JERTX	Class T Shares

Investment Objective
Janus Henderson Global Real Estate Fund seeks total return through a combination of capital appreciation and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 101 of the Fund’s Prospectus and in the “Purchases” section on page 76 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees(1)	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.23%	0.38%	0.42%	0.23%	0.14%	0.38%
Total Annual Fund Operating Expenses	0.99%	1.89%	1.18%	0.74%	0.65%	0.89%
Fee Waiver and/or Expense Reimbursement(2)	0.00%	0.11%	0.01%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.99%	1.78%	1.17%	0.74%	0.65%	0.89%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
(2)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, including networking/omnibus/shareholder servicing fees payable by any share class, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses) exceed 0.91% for at least a one-year period commencing on January 28, 2026. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Class C Shares automatically convert to Class A Shares
24 | Janus Henderson Global Real Estate Fund

after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 670	$ 872	$ 1,091	$ 1,718
Class C Shares	$ 281	$ 583	$ 1,011	$ 1,968
Class S Shares	$ 119	$ 374	$ 648	$ 1,431
Class I Shares	$ 76	$ 237	$ 411	$ 918
Class N Shares	$ 66	$ 208	$ 362	$ 810
Class T Shares	$ 91	$ 284	$ 493	$ 1,096

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 670	$ 872	$ 1,091	$ 1,718
Class C Shares	$ 181	$ 583	$ 1,011	$ 1,968
Class S Shares	$ 119	$ 374	$ 648	$ 1,431
Class I Shares	$ 76	$ 237	$ 411	$ 918
Class N Shares	$ 66	$ 208	$ 362	$ 810
Class T Shares	$ 91	$ 284	$ 493	$ 1,096

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate-related companies. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities, such as foreign entities that have REIT characteristics and real estate operating companies (“REOCs”). The Fund may invest in shares of companies through initial public offerings and secondary offerings. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller or less seasoned issuers.
As a fundamental policy, the Fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The Fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the Fund’s investment objective and its policy on industry concentration.
Real estate-related industries are comprised of companies that, in the opinion of portfolio management, at the time of investment, generally (i) derive at least 50% of their revenue from ownership, construction, extraction, financing, management, operation, sales or development of real estate, or from businesses which have a clear relationship to these activities; (ii) have at least 50% of their assets in real estate; or (iii) have more than 50% of their net asset value accounted for by real estate.
A REIT is an entity dedicated to owning, and usually operating, income-producing real estate, or to financing real estate. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. Under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it generally distributes to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. A REOC is a publicly traded corporation that is engaged in real estate businesses, but that has not taken (or is not eligible for) the REIT tax election and therefore does not have a requirement to distribute any of its taxable income.
25 | Janus Henderson Global Real Estate Fund

The Fund also invests in non-U.S. real estate and real estate-related companies. The Fund expects under normal market conditions to maintain investments in issuers that are economically tied to different countries throughout the world, including the United States. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries.
In choosing investments for the Fund, portfolio management applies a “bottom-up” approach that utilizes portfolio management’s knowledge of issuers in the Americas and the Asia Pacific, European, and Latin American regions. Factors that portfolio management considers in its fundamental analysis includes a company’s balance sheet, valuation, strength of management, property markets and sectors, economics, and capital markets in seeking to determine the appropriate risk-adjusted return. As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
To identify the universe of investible securities for the Fund, portfolio management also applies negative screens, which incorporate third-party inputs, to seek to avoid investing in (i) REITs that are involved in the operation of prison facilities and (ii) issuers that are United Nations Global Compact violators. At portfolio management’s discretion, the Fund will engage with companies regarding the adoption, or commitment to adopt, emission reduction targets. Under normal circumstances, the Fund will invest at least 10% of its assets in companies that have committed to such targets.
Portfolio management will generally consider selling a security if it believes that its future prospects have been accurately reflected in the market price, the company no longer meets the social or environmental criteria noted above, or if its original investment thesis has changed.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors interested in investments focused in the real estate industry or real estate-related industries, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Industry and Sector Risk. The Fund may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility.
•
Real Estate and Real Estate-Related Industries Risk. Investments in securities of real-estate related companies are subject to the risks associated with fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost, and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other economic, political, or regulatory occurrences, including the impact of changes in environmental laws. In addition, a REIT could fail to qualify for tax-free pass-through of its federal income at the entity level under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including a Fund. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. The real estate industry is particularly sensitive to economic downturns and changes in interest rates. The ability to trade companies operating in real estate development and operations in the secondary market can be more limited compared to other equity investments, and certain REITs and REIT-like entities have relatively small market capitalizations, which can increase the volatility of the market price for their securities.
26 | Janus Henderson Global Real Estate Fund

Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Initial Public Offering and Secondary Offering Risk. Initial public offerings (“IPOs”) and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. There can be no assurance that the Fund will identify favorable IPO and secondary offering investment opportunities.
Preferred Stock Risk. Preferred stock is subject to similar risks as common stock and debt securities. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
ESG Investment Risk. Because the Fund considers ESG Factors in selecting securities, the Fund may perform differently than funds that do not consider ESG Factors. Due to the ESG considerations and exclusionary criteria employed by the Fund, the Fund may not be invested in certain issuers within the real estate industry or real estate-related industries, and therefore may have lower performance than portfolios that do not apply similar criteria. ESG-related information provided by issuers and third parties, which portfolio management may utilize, continues to develop, and may be incomplete, inaccurate, use different
27 | Janus Henderson Global Real Estate Fund

methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to consider their environmental or social practices may fall out of favor, which could potentially limit the Fund’s investment universe. There is also a risk that the issuers identified through the investment process employed by the Fund may fail to adhere to positive environmental or social practices, which may result in selling a security when it might otherwise be disadvantageous to do so.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter:	1st Quarter 2019	15.90%	Worst Quarter:	1st Quarter 2020	– 21.12%

28 | Janus Henderson Global Real Estate Fund

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years	Since Inception
Class I Shares
Return Before Taxes	9.45%	1.53%	5.39%	—
Return After Taxes on Distributions	8.21%	0.49%	4.10%	—
Return After Taxes on Distributions and Sale of Fund Shares(1)	5.78%	0.89%	3.81%	—
Class A Shares – Return Before Taxes(2)	2.91%	0.08%	4.50%	—
Class C Shares – Return Before Taxes(3)	7.41%	0.50%	4.31%	—
Class S Shares – Return Before Taxes	9.04%	1.11%	4.93%	—
Class N Shares – Return Before Taxes	9.62%	1.64%	N/A	3.90%(4)
Class T Shares – Return Before Taxes	9.39%	1.41%	5.24%	—
MSCI World IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	21.09%	12.15%	12.17%	—
FTSE EPRA Nareit Global Index (reflects no deduction for expenses, fees, or taxes)	11.04%	3.09%	4.03%	—
FTSE EPRA Nareit Global Net Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	9.96%	2.12%	3.10%	—

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)
Calculated assuming maximum permitted sales loads.
(3)
The one year return is calculated to include the contingent deferred sales charge.
(4)
Since the inception of Class N Shares on January 26, 2018.
The Fund’s broad-based benchmark index is the MSCI World Index due to regulatory requirements. The Fund’s additional benchmark indices are the FTSE EPRA Nareit Global Index and the FTSE EPRA Nareit Global Net Index, which are expected to more closely align with the Fund’s investment strategies and investment restrictions. The indices are described below.
•
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
•
The FTSE EPRA Nareit Global Index and the FTSE EPRA Nareit Global Net Index are global market capitalization-weighted indices composed of listed real estate companies and real estate investment trusts in both developed and emerging market countries.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
29 | Janus Henderson Global Real Estate Fund

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Guy Barnard, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since June 2017. Tim Gibson is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since June 2017. Greg Kuhl, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since March 2019.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, Class I Shares†, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UTMA accounts	$500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $250,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
30 | Janus Henderson Global Real Estate Fund

Fund summary

Janus Henderson Global Research Fund
Ticker:	JDWAX	Class A Shares	JWGRX	Class S Shares	JDWNX	Class N Shares	JAWWX	Class T Shares
	JWWCX	Class C Shares	JWWFX	Class I Shares	JDWRX	Class R Shares

Investment Objective
Janus Henderson Global Research Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 101 of the Fund’s Prospectus and in the “Purchases” section on page 76 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees(1)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.18%	0.23%	0.29%	0.12%	0.05%	0.32%	0.28%
Total Annual Fund Operating Expenses	1.13%	1.93%	1.24%	0.82%	0.75%	1.52%	0.98%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 684	$ 913	$ 1,161	$ 1,871
Class C Shares	$ 296	$ 606	$ 1,042	$ 2,046
Class S Shares	$ 126	$ 393	$ 681	$ 1,500
Class I Shares	$ 84	$ 262	$ 455	$ 1,014
Class N Shares	$ 77	$ 240	$ 417	$ 930
31 | Janus Henderson Global Research Fund

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class R Shares	$ 155	$ 480	$ 829	$ 1,813
Class T Shares	$ 100	$ 312	$ 542	$ 1,201

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 684	$ 913	$ 1,161	$ 1,871
Class C Shares	$ 196	$ 606	$ 1,042	$ 2,046
Class S Shares	$ 126	$ 393	$ 681	$ 1,500
Class I Shares	$ 84	$ 262	$ 455	$ 1,014
Class N Shares	$ 77	$ 240	$ 417	$ 930
Class R Shares	$ 155	$ 480	$ 829	$ 1,813
Class T Shares	$ 100	$ 312	$ 542	$ 1,201

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing primarily in common stocks. The Fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Fund typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. Because the Fund’s investments in foreign securities are partially based on the composition of the Fund’s benchmark index, the MSCI World Indexsm, the Fund’s exposure to foreign markets may fluctuate in connection with variations in the foreign exposure of the benchmark index.
The Adviser’s equity research analysts (the “Central Research Team”) select investments for the Fund that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations, styles, and geographies. The Central Research Team conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, (v) attractive valuation, and (vi) growth potential. Analysts bring their high-conviction ideas to their respective sector teams. Each sector team compares the appreciation and risk potential of its high-conviction ideas and constructs a sector sleeve that is intended to maximize the best risk-reward opportunities. The sector sleeves are then combined to form the Fund’s overall portfolio. The Portfolio Oversight Team, which includes portfolio management, oversees the overall portfolio to manage unintended style risks.
Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
The Fund’s portfolio management, which includes two analysts on the Central Research Team, oversees the investment process and is responsible for the day-to-day management of the Fund. Although the Fund’s exposure to certain sectors may be higher than to others, it is expected that the Fund will be broadly diversified among a variety of sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Central Research Team does not have high conviction in enough investment opportunities, the Fund’s uninvested assets may be held in cash or similar instruments.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data,
32 | Janus Henderson Global Research Fund

and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.
33 | Janus Henderson Global Research Fund

•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
34 | Janus Henderson Global Research Fund

Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	21.37%	Worst Quarter:	1st Quarter 2020	– 20.61%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years	Since Inception
Class T Shares
Return Before Taxes	20.67%	12.29%	12.74%	—
Return After Taxes on Distributions	18.53%	10.43%	11.37%	—
Return After Taxes on Distributions and Sale of Fund Shares	13.76%	9.45%	10.28%	—
Class A Shares – Return Before Taxes(1)	13.55%	10.79%	11.86%	—
Class C Shares – Return Before Taxes(2)	18.55%	11.29%	11.75%	—
Class S Shares – Return Before Taxes	20.35%	11.99%	12.44%	—
Class I Shares – Return Before Taxes	20.86%	12.47%	12.93%	—
Class N Shares – Return Before Taxes	20.95%	12.55%	N/A	13.06%(3)
Class R Shares – Return Before Taxes	20.02%	11.68%	12.13%	—
MSCI World IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	21.09%	12.15%	12.17%	—
MSCI All Country World IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	22.34%	11.19%	11.72%	—

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
(3)
Since the inception of Class N Shares on August 4, 2017.
The Fund’s broad-based benchmark index is the MSCI World Index. The Fund’s additional benchmark index is the MSCI All Country World Index. The indices are described below.
•
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
•
The MSCI All Country World Index is designed to measure equity market performance in global developed and emerging markets.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
35 | Janus Henderson Global Research Fund

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Joshua Cummings and John Jordan oversee the investment process and are primarily responsible for the day-to-day management of the Fund. Joshua Cummings, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2024. John Jordan is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2024.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, Class I Shares†, Class R Shares, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UTMA accounts	$500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $250,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
36 | Janus Henderson Global Research Fund

Fund summary

Janus Henderson Global Select Fund
Ticker:	JORAX	Class A Shares	JORIX	Class S Shares	JSLNX	Class N Shares	JORNX	Class T Shares
	JORCX	Class C Shares	JORFX	Class I Shares	JORRX	Class R Shares

Investment Objective
Janus Henderson Global Select Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 101 of the Fund’s Prospectus and in the “Purchases” section on page 76 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.12%	0.45%	1.56%	0.16%	0.05%	0.81%	0.29%
Total Annual Fund Operating Expenses	1.01%	2.09%	2.45%	0.80%	0.69%	1.95%	0.93%
Fee Waiver and/or Expense Reimbursement(1)	0.00%	0.18%	1.13%	0.00%	0.00%	0.38%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.01%	1.91%	1.32%	0.80%	0.69%	1.57%	0.93%

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, including networking/omnibus/shareholder servicing fees payable by any share class, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses) exceed 0.81% for at least a one-year period commencing on January 28, 2026. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Class C Shares automatically convert to Class A Shares
37 | Janus Henderson Global Select Fund

after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 672	$ 878	$ 1,101	$ 1,740
Class C Shares	$ 294	$ 637	$ 1,107	$ 2,129
Class S Shares	$ 134	$ 655	$ 1,203	$ 2,700
Class I Shares	$ 82	$ 255	$ 444	$ 990
Class N Shares	$ 70	$ 221	$ 384	$ 859
Class R Shares	$ 160	$ 575	$ 1,017	$ 2,244
Class T Shares	$ 95	$ 296	$ 515	$ 1,143

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 672	$ 878	$ 1,101	$ 1,740
Class C Shares	$ 194	$ 637	$ 1,107	$ 2,129
Class S Shares	$ 134	$ 655	$ 1,203	$ 2,700
Class I Shares	$ 82	$ 255	$ 444	$ 990
Class N Shares	$ 70	$ 221	$ 384	$ 859
Class R Shares	$ 160	$ 575	$ 1,017	$ 2,244
Class T Shares	$ 95	$ 296	$ 515	$ 1,143

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by normally investing in a portfolio of 40-65 domestic and foreign common stocks and normally investing at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. A security is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the company’s revenues are derived from outside of the United States; or (iii) a majority of the company’s assets are located outside of the United States. The Fund may invest in companies of any size throughout the world, from larger, well-established companies to smaller, emerging growth companies. The Fund may invest in emerging markets but will normally limit such investments to 30% of its net assets, measured at the time of purchase. As of September 30, 2025, the Fund held stocks of 50 companies. Of these holdings, 25 comprised approximately 71.07% of the Fund’s holdings.
Portfolio management applies a “bottom-up” approach in choosing investments that focuses on fundamental research and considers, among other factors, a company’s growth potential. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include a company’s growth potential. Portfolio management will generally consider selling a security when, among other things, the security no longer reflects portfolio management’s investment thesis, the security approaches or exceeds its targeted value, there has been a change in a security’s risk/reward potential, or a better idea is identified.
The Fund may also take long or short positions in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, commodities, currencies, interest rates, or market indices. The types of derivatives in which the Fund may invest include options, futures, swaps, warrants, and forward foreign currency contracts. The Fund may use derivatives to hedge, to earn income or enhance returns, as a substitute for securities in which the Fund invests, to increase or decrease the Fund’s exposure to a particular market, to adjust the Fund’s currency exposure relative to its benchmark index, to gain access to foreign markets where direct investment may be restricted or unavailable, or to manage the Fund’s risk profile.
38 | Janus Henderson Global Select Fund

As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.
Emerging Markets Risk. Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
39 | Janus Henderson Global Select Fund

Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Issuer Concentration Risk. The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments.
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
•
European Investments Risk. The economies and markets of European countries are often closely connected and interdependent. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of European currencies, default or threat of a default by a European country on its sovereign debt, and budget deficits and recessions among European countries may have a significant adverse effect on the economies of other European countries and major trading partners outside Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives
40 | Janus Henderson Global Select Fund

entail the risk that the counterparty may default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	21.21%	Worst Quarter:	1st Quarter 2020	– 26.39%

41 | Janus Henderson Global Select Fund

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years	Since Inception
Class T Shares
Return Before Taxes	19.36%	11.35%	11.92%	—
Return After Taxes on Distributions	16.61%	9.12%	10.13%	—
Return After Taxes on Distributions and Sale of Fund Shares	13.39%	8.63%	9.43%	—
Class A Shares – Return Before Taxes(1)	12.45%	9.92%	11.13%	—
Class C Shares – Return Before Taxes(2)	17.20%	10.29%	10.86%	—
Class S Shares – Return Before Taxes	18.88%	10.88%	11.48%	—
Class I Shares – Return Before Taxes	19.52%	11.48%	12.07%	—
Class N Shares – Return Before Taxes	19.59%	11.59%	N/A	11.67%(3)
Class R Shares – Return Before Taxes	18.59%	10.60%	11.19%	—
MSCI All Country World IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	22.34%	11.19%	11.72%	—

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
(3)
Since the inception of Class N Shares on August 4, 2017.
The Fund’s broad-based benchmark index is the MSCI All Country World Index. The index is described below.
•
The MSCI All Country World Index is designed to measure equity market performance in global developed and emerging markets.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Julian McManus is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since January 2018. Christopher O’Malley, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2024.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, Class I Shares†, Class R Shares, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UTMA accounts	$500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

42 | Janus Henderson Global Select Fund

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $250,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
43 | Janus Henderson Global Select Fund

Fund summary

Janus Henderson Global Sustainable Equity Fund
Ticker:	JEASX	Class A Shares	JESSX	Class S Shares	JETNX	Class N Shares	JETTX	Class T Shares
	JECTX	Class C Shares	JEUIX	Class I Shares	JEGRX	Class R Shares

Investment Objective
Janus Henderson Global Sustainable Equity Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 101 of the Fund’s Prospectus and in the “Purchases” section on page 76 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	1.92%	3.04%	4.70%	0.91%	1.01%	4.82%	1.56%
Total Annual Fund Operating Expenses	2.92%	4.79%	5.70%	1.66%	1.76%	6.07%	2.31%
Fee Waiver and/or Expense Reimbursement(1)	1.70%	2.86%	4.34%	0.71%	0.90%	4.46%	1.20%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.22%	1.93%	1.36%	0.95%	0.86%	1.61%	1.11%

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, including networking/omnibus/shareholder servicing fees payable by any share class, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses) exceed 0.85% for at least a one-year period commencing on January 28, 2026. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Class C Shares automatically convert to Class A Shares
44 | Janus Henderson Global Sustainable Equity Fund

after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 692	$ 1,275	$ 1,883	$ 3,516
Class C Shares	$ 296	$ 1,185	$ 2,179	$ 4,301
Class S Shares	$ 138	$ 1,312	$ 2,469	$ 5,291
Class I Shares	$ 97	$ 454	$ 835	$ 1,906
Class N Shares	$ 88	$ 466	$ 870	$ 1,999
Class R Shares	$ 164	$ 1,405	$ 2,621	$ 5,547
Class T Shares	$ 113	$ 606	$ 1,126	$ 2,553

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 692	$ 1,275	$ 1,883	$ 3,516
Class C Shares	$ 196	$ 1,185	$ 2,179	$ 4,301
Class S Shares	$ 138	$ 1,312	$ 2,469	$ 5,291
Class I Shares	$ 97	$ 454	$ 835	$ 1,906
Class N Shares	$ 88	$ 466	$ 870	$ 1,999
Class R Shares	$ 164	$ 1,405	$ 2,621	$ 5,547
Class T Shares	$ 113	$ 606	$ 1,126	$ 2,553

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund will typically invest in companies whose products and services are considered by portfolio management as contributing to positive environmental or social change and sustainable economic development, including those that are strategically aligned with environmental and social megatrends such as climate change, resource constraints, growing populations, and aging populations.
The Fund typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. The Fund’s investments may be in non-U.S. currency or U.S. dollar-denominated.
The Fund generally invests in a core group of 50-70 equity securities, which consist primarily of common stocks, but may also include other types of instruments, such as depositary receipts and warrants. The Fund will invest primarily in larger, well-established companies but may also invest in mid-sized companies. The Fund’s uninvested assets may be held in cash or cash equivalents.
In selecting investments, portfolio management employs a “bottom-up” approach that focuses on fundamental research. To identify the universe of investible securities for the Fund, portfolio management first employs positive selection criteria that seeks to identify companies that derive at least 50% of their current or future expected revenues from at least one of ten environmental and social themes. Environmental themes include efficiency, cleaner energy, water management, environmental services, and sustainable transport. Social themes include sustainable property and finance, safety, quality of life, knowledge and technology, and health.
Next, portfolio management applies broad-based negative screens, which incorporate third-party inputs, to seek to avoid securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis
45 | Janus Henderson Global Sustainable Equity Fund

revenue from industries, activities, or assets considered by portfolio management to have a negative impact on society or the environment. A current list of such industries, activities, or assets, which may evolve over time, follows:
•
alcohol;
•
animal testing (non-medical);
•
chemicals of concern;
•
civilian firearms and ammunition;
•
controversial weapons;
•
conventional weapons;
•
fossil fuels;
•
fur;
•
gambling;
•
genetically modified organisms;
•
intensive farming;
•
pornography;
•
tobacco; and
•
United Nations Global Compact and Organization for Economic Co-operation and Development violators.
In selecting investments, portfolio management will then consider, among other factors, a company’s growth potential, competitive positioning, operational quality, and strategy. Portfolio management may also consider factors such as a company’s historic and projected return on capital, balance sheets, and financial models. Portfolio management will also consider environmental, social, and governance (“ESG”) factors (“ESG Factors”), which may include climate change, deforestation, biodiversity, human rights, company culture, community relations, board structure and diversity, executive pay, and corporate reporting. Portfolio management seeks to maintain a portfolio of securities that has:
•
a carbon footprint and carbon intensity that is at least 20% below the MSCI World Indexsm;
•
a weighted average exposure to companies with notable ESG controversies that is below the MSCI World Index; and
•
a weighted average exposure to companies with a hazardous waste ratio below the MSCI World Index.
At portfolio management’s discretion, the Fund will engage with a company’s management regarding matters that may include shareholder rights, governance and remuneration, climate change, carbon emissions, pollution, biodiversity, human capital, and diversity and inclusion.
Portfolio management evaluates and applies ESG and sustainable investment criteria relying on a mix of third-party data and internally-generated analyses based on information that may include web-based research reports from a company or independent sources, as well as corporate engagement. Portfolio management does not apply these ESG and sustainable investment criteria in managing the Fund’s exposure to cash and cash equivalents.
The Fund will generally consider selling a stock if, in portfolio management’s opinion, there has been a regulatory, industry, or position-level change that may impair a company’s revenue growth. The Fund will also consider selling a stock if, in portfolio management’s opinion, the company’s business model no longer meets the ESG and sustainable investment criteria employed in managing the Fund.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
46 | Janus Henderson Global Sustainable Equity Fund

Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it emphasizes certain themes and megatrends. As a result, at times, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector or that benefit from the same megatrend. Companies in the same industry or economic sector or that benefit from the same megatrend may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility.
•
Industrials Sector Risk. The industrials sector is comprised of companies that produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation and spending, import controls, and worldwide competition. In addition, companies may be adversely affected by environmental damages, product liability claims and exchange rates, and may face product obsolescence due to rapid technological developments and frequent new product introduction.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Sustainable Investment Risk. The Fund follows a sustainable investment approach by investing in companies that relate to certain sustainable development themes and demonstrate adherence to ESG practices. Accordingly, the Fund may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector, which may make the Fund more vulnerable to unfavorable developments in a particular sector than funds that invest more broadly. Additionally, due to its exclusionary criteria, the Fund may not be invested in certain industries or sectors, and therefore may have lower performance than portfolios that do not apply similar criteria. In addition, because sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Fund may be limited at times. Sustainability and ESG-related information provided by issuers and third parties, upon which portfolio management may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. As the regulatory landscape around responsible investing continues to evolve across regions, future rules and regulations may require the Fund to modify or alter its investment process. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in the Fund selling a security when it might otherwise be disadvantageous to do so.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against
47 | Janus Henderson Global Sustainable Equity Fund

failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that portfolio management may not be successful in identifying investment opportunities that are aligned with the sustainable investment approach that the Fund employs. Accordingly, the Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.
Warrants Risk. The price, performance and liquidity of warrants to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter:	2nd Quarter 2025	13.75%	Worst Quarter:	2nd Quarter 2022	– 17.80%

48 | Janus Henderson Global Sustainable Equity Fund

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	Since Inception 6/25/20
Class I Shares
Return Before Taxes	16.83%	6.88%	11.54%
Return After Taxes on Distributions	16.46%	6.70%	11.35%
Return After Taxes on Distributions and Sale of Fund Shares	10.23%	5.37%	9.22%
Class A Shares – Return Before Taxes(1)	9.78%	5.41%	10.13%
Class C Shares – Return Before Taxes(2)	15.36%	6.69%	11.29%
Class S Shares – Return Before Taxes	16.78%	6.86%	11.47%
Class N Shares – Return Before Taxes	16.98%	7.00%	11.64%
Class R Shares – Return Before Taxes	16.64%	N/A	6.87%(3)
Class T Shares – Return Before Taxes	16.70%	6.74%	11.38%
MSCI World IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	21.09%	12.15%	15.27%

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
(3)
Since the inception of Class R Shares on January 28, 2021.
The Fund’s broad-based benchmark index is the MSCI World Index. The index is described below.
•
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Hamish Chamberlayne, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since inception. Aaron Scully, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since inception.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, Class I Shares†, Class R Shares, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UTMA accounts	$500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
49 | Janus Henderson Global Sustainable Equity Fund

*
The maximum purchase in Class C Shares is $250,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
50 | Janus Henderson Global Sustainable Equity Fund

Fund summary

Janus Henderson Global Technology and Innovation Fund
Ticker:	JATAX	Class A Shares	JATSX	Class S Shares	JATNX	Class N Shares
	JAGCX	Class C Shares	JATIX	Class I Shares	JAGTX	Class T Shares

Investment Objective
Janus Henderson Global Technology and Innovation Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 101 of the Fund’s Prospectus and in the “Purchases” section on page 76 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.11%	0.12%	0.30%	0.14%	0.05%	0.29%
Total Annual Fund Operating Expenses	1.00%	1.76%	1.19%	0.78%	0.69%	0.93%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 671	$ 875	$ 1,096	$ 1,729
Class C Shares	$ 279	$ 554	$ 954	$ 1,873
Class S Shares	$ 121	$ 378	$ 654	$ 1,443
Class I Shares	$ 80	$ 249	$ 433	$ 966
Class N Shares	$ 70	$ 221	$ 384	$ 859
Class T Shares	$ 95	$ 296	$ 515	$ 1,143

51 | Janus Henderson Global Technology and Innovation Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 671	$ 875	$ 1,096	$ 1,729
Class C Shares	$ 179	$ 554	$ 954	$ 1,873
Class S Shares	$ 121	$ 378	$ 654	$ 1,443
Class I Shares	$ 80	$ 249	$ 433	$ 966
Class N Shares	$ 70	$ 221	$ 384	$ 859
Class T Shares	$ 95	$ 296	$ 515	$ 1,143

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that portfolio management believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:
•
companies that portfolio management believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and
•
companies that portfolio management believes rely extensively on technology in connection with their operations or services.
Some of the industries and companies likely to be represented in the Fund’s portfolio include e-commerce (companies doing business through the Internet); computer (hardware and software); communications (voice, data, and wireless); industrials; Internet (software, services, and infrastructure equipment); and media and entertainment.
The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. An issuer is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. The Fund may have exposure to emerging markets. From time to time, the Fund may invest in shares of companies through initial public offerings.
The Fund has a fundamental policy to invest 25% or more of the value of its total assets in the industries within the information technology sector in the aggregate.
The Fund is classified as nondiversified, which allows it to hold larger positions in more securities as compared to a fund that is classified as diversified.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include the strength of a company’s balance sheet and a company’s projected returns or growth rates. Portfolio management will generally consider selling a position when, among other things, the investment thesis for owning a position has changed or if the position exceeds its targeted value.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the
52 | Janus Henderson Global Technology and Innovation Fund

investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Industry and Sector Risk. The Fund may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
•
Semiconductor Industry Risk. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies typically face intense competition, potentially rapid product obsolescence and high capital costs and are dependent on third-party suppliers and the availability of materials. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Semiconductor companies are also affected by the economic performance of their customers.
•
Software Industry Risk. Software companies can be significantly affected by intense competition, aggressive pricing, technological innovation, product obsolescence, and the ability to attract and retain skilled employees. Software companies also may be dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Nondiversification Risk. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives the Fund’s portfolio management more flexibility to hold larger positions in more securities than a fund that is classified as diversified. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return.
53 | Janus Henderson Global Technology and Innovation Fund

Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Initial Public Offering Risk. The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. There can be no assurance that the Fund will identify favorable IPO investment opportunities.
Emerging Markets Risk. Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
54 | Janus Henderson Global Technology and Innovation Fund

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	32.49%	Worst Quarter:	2nd Quarter 2022	– 26.50%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years	Since Inception
Class T Shares
Return Before Taxes	24.77%	13.39%	21.13%	—
Return After Taxes on Distributions	21.19%	11.33%	18.98%	—
Return After Taxes on Distributions and Sale of Fund Shares	17.21%	10.37%	17.51%	—
Class A Shares – Return Before Taxes(1)	17.50%	11.97%	20.30%	—
Class C Shares – Return Before Taxes(2)	22.82%	12.54%	20.19%	—
Class S Shares – Return Before Taxes	24.42%	13.09%	20.80%	—
Class I Shares – Return Before Taxes	24.95%	13.56%	21.31%	—
Class N Shares – Return Before Taxes	25.05%	13.66%	N/A	21.49%(3)
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	17.88%	14.42%	14.82%	—
MSCI All Country World Information Technology IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	26.37%	17.13%	21.59%	—

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
55 | Janus Henderson Global Technology and Innovation Fund

(3)
Since the inception of Class N Shares on January 27, 2017.
The Fund’s broad-based benchmark index is the S&P 500 Index. The Fund’s additional benchmark index is the MSCI All Country World Information Technology Index. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
•
The MSCI All Country World Information Technology Index is a capitalization-weighted index that measures the performance of information technology securities from developed market countries and emerging market countries.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Jonathan Cofsky, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since March 2022. Denny Fish is Executive Vice President and Lead Portfolio Manager of the Fund, which he has managed or co-managed since January 2016.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, Class I Shares†, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UTMA accounts	$500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $250,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

56 | Janus Henderson Global Technology and Innovation Fund

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
57 | Janus Henderson Global Technology and Innovation Fund

Fund summary

Janus Henderson Overseas Fund
Ticker:	JDIAX	Class A Shares	JIGRX	Class S Shares	JDINX	Class N Shares	JAOSX	Class T Shares
	JIGCX	Class C Shares	JIGFX	Class I Shares	JDIRX	Class R Shares

Investment Objective
Janus Henderson Overseas Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 101 of the Fund’s Prospectus and in the “Purchases” section on page 76 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees(1)	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.27%	0.20%	0.30%	0.17%	0.05%	0.32%	0.30%
Total Annual Fund Operating Expenses	1.16%	1.84%	1.19%	0.81%	0.69%	1.46%	0.94%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 686	$ 922	$ 1,177	$ 1,903
Class C Shares	$ 287	$ 579	$ 995	$ 1,981
Class S Shares	$ 121	$ 378	$ 654	$ 1,443
Class I Shares	$ 83	$ 259	$ 450	$ 1,002
Class N Shares	$ 70	$ 221	$ 384	$ 859
58 | Janus Henderson Overseas Fund

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class R Shares	$ 149	$ 462	$ 797	$ 1,746
Class T Shares	$ 96	$ 300	$ 520	$ 1,155

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 686	$ 922	$ 1,177	$ 1,903
Class C Shares	$ 187	$ 579	$ 995	$ 1,981
Class S Shares	$ 121	$ 378	$ 654	$ 1,443
Class I Shares	$ 83	$ 259	$ 450	$ 1,002
Class N Shares	$ 70	$ 221	$ 384	$ 859
Class R Shares	$ 149	$ 462	$ 797	$ 1,746
Class T Shares	$ 96	$ 300	$ 520	$ 1,155

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. The Fund normally invests in a portfolio of 30-50 securities of issuers from several different countries, excluding the United States, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The Fund may invest up to 20% of its net assets, measured at the time of purchase, in U.S. issuers. An issuer is deemed to be from a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. The Fund may have significant exposure to emerging markets. The Fund typically invests in equity securities (such as stocks or any other security representing an ownership interest) in all market capitalizations.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Portfolio management will generally consider selling a security when, among other things, the security no longer reflects portfolio management’s investment thesis, the security approaches or exceeds its targeted value, there has been a change in a security’s risk/reward potential, or a better idea is identified.
The Fund may take long or short positions in derivatives. Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, commodities, currencies, interest rates, or market indices. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the securities in which the Fund may directly invest. The types of derivatives in which the Fund may invest include options, futures, swaps, warrants, and forward foreign currency contracts. The Fund may use derivatives to hedge, to earn income or enhance returns, as a substitute for securities in which the Fund invests, to increase or decrease the Fund’s exposure to a particular market, to adjust the Fund’s currency exposure relative to its benchmark index, to gain access to foreign markets where direct investment may be restricted or unavailable, or to manage the Fund’s risk profile.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
59 | Janus Henderson Overseas Fund

The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an international equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Emerging Markets Risk. Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.
60 | Janus Henderson Overseas Fund

Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Issuer Concentration Risk. The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments.
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
•
European Investments Risk. The economies and markets of European countries are often closely connected and interdependent. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of European currencies, default or threat of a default by a European country on its sovereign debt, and budget deficits and recessions among European countries may have a significant adverse effect on the economies of other European countries and major trading partners outside Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty may default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund may lose the net amount of the payments that it contractually is entitled to receive. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do
61 | Janus Henderson Overseas Fund

not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	4th Quarter 2020	21.09%	Worst Quarter:	1st Quarter 2020	– 24.83%

62 | Janus Henderson Overseas Fund

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years
Class T Shares
Return Before Taxes	28.63%	9.22%	9.05%
Return After Taxes on Distributions	28.35%	9.03%	8.88%
Return After Taxes on Distributions and Sale of Fund Shares	17.29%	7.38%	7.51%
Class A Shares – Return Before Taxes(1)	20.96%	7.73%	8.19%
Class C Shares – Return Before Taxes(2)	26.48%	8.21%	8.01%
Class S Shares – Return Before Taxes	28.29%	8.94%	8.77%
Class I Shares – Return Before Taxes	28.82%	9.37%	9.19%
Class N Shares – Return Before Taxes	28.94%	9.47%	9.30%
Class R Shares – Return Before Taxes	27.96%	8.66%	8.49%
MSCI All Country World ex-USA IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	32.39%	7.91%	8.41%

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s broad-based benchmark index is the MSCI All Country World ex-USA Index. The index is described below.
•
The MSCI All Country World ex-USA Index is designed to measure equity market performance in global developed and emerging markets outside the United States.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Julian McManus is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since January 2018. Christopher O’Malley, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2024.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, Class I Shares†, Class R Shares, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UTMA accounts	$500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $250,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment
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minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
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Additional information about the Funds

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended September 30, 2025.
•
“Shareholder Fees” are fees paid directly from your investment and may include sales loads.
•
“Annual Fund Operating Expenses” are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by each Fund to the Adviser. Janus Henderson Global Real Estate Fund, Janus Henderson Global Research Fund, and Janus Henderson Overseas Fund each pay an investment advisory fee rate that adjusts up or down by a variable rate of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund’s performance relative to its benchmark index during a measurement period. This base fee rate, prior to any performance adjustment, is 0.75% for Janus Henderson Global Real Estate Fund, 0.60% for Janus Henderson Global Research Fund, and 0.64% for Janus Henderson Overseas Fund. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
•
A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Example in each Fund Summary.
•
A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder’s Guide.
•
“Other Expenses”
°
for Class A Shares, Class C Shares, and Class I Shares, may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.
°
for Class S Shares, Class R Shares, and Class T Shares, include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Henderson Services US LLC (the “Transfer Agent”), the Funds’ transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.
°
for all classes, include acquired fund fees and expenses, which are indirect expenses a Fund may incur as a result of investing in shares of an underlying fund, to the extent such expenses are less than 0.01%. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that a Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
°
for all classes, may include reimbursement to the Adviser of its out-of-pocket costs for services as administrator and to the Transfer Agent of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.
°
include custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses.
•
The Adviser has contractually agreed to waive and/or reimburse certain Funds’ “Total Annual Fund Operating Expenses” to certain limits for at least a one-year period commencing on January 28, 2026. The expense limits are described in the “Management Expenses” section of this Prospectus. Because a fee waiver and/or reimbursement will have a positive effect upon a fund’s performance, a fund that pays a performance-based investment advisory fee may experience a performance
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adjustment that is considered favorable to the Adviser as a result of a fee waiver and/or reimbursement that is in place during the period when the performance adjustment applies.
•
All expenses in a Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. To the extent that a Fund has an 80% investment policy, the Fund will provide shareholders with at least 60 days’ notice prior to changing this policy. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Fund Summary sections, including the types of securities each Fund may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Funds may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Fund’s composition can change over time. Except for the Funds’ policies with respect to illiquid investments, borrowing, and derivatives use, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit, other than illiquid investments, borrowing, and derivatives use, as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
Janus Henderson European Focus Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of European companies. Portfolio management seeks investments that will increase in value by emphasizing stock selection. Stock selection is based on an opportunistic approach which seeks to utilize stock specific criteria and global market and industry dynamics that are expected to drive stock prices of European companies. The Fund will generally consider selling a stock when, in portfolio management’s opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, its earnings are disappointing, or its revenue growth has slowed. The Fund will also consider selling a stock if portfolio management believes that negative country, sector, or regional factors may affect the company’s outlook, in portfolio management’s opinion, a superior investment opportunity arises or to meet cash requirements.
Janus Henderson Global Equity Income Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. In selecting investments, portfolio management primarily seeks to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of portfolio management, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of metrics, including price to earnings ratios, balance sheet strength, valuation relative to asset values, return on equity, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term. For its investments in common stocks, the Fund seeks to invest in securities that portfolio management believes have the potential for growth of income and capital over time. The Fund will generally consider selling a security when, in portfolio management’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in portfolio management’s opinion, a superior investment opportunity arises or if it has become overvalued. Also, the Fund will consider selling a security as part of the Fund’s regional rotation trading strategy.
Janus Henderson Global Life Sciences Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that portfolio management believes have a life science orientation. Portfolio management applies a “bottom-up” approach in choosing
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investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. In conducting the “bottom-up” analysis, portfolio management considers factors including a company’s growth potential, the strength of a company’s management, and a company’s sustainable competitive advantages, returns on investment capital, and cash flow generation. The Fund will generally consider selling a stock when, in portfolio management’s opinion, the stock shows declining fundamentals, its competitive advantages have deteriorated, or if the stock reaches its targeted value. The Fund will also consider selling a stock if, in portfolio management’s opinion, a superior investment opportunity arises.
Janus Henderson Global Real Estate Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate-related companies. In choosing investments for the Fund, portfolio management applies a “bottom-up” approach that utilizes portfolio management’s knowledge of issuers in the Americas and the Asia Pacific, European, and Latin American regions. Factors that portfolio management considers in its fundamental analysis include a company’s balance sheet, valuation, strength of management, property markets and sectors, economics, and capital markets in seeking to determine the appropriate risk-adjusted return. Portfolio management will generally consider selling a security if it believes that its future prospects have been accurately reflected in the market price, the company no longer meets the social or environmental criteria, or if its original investment thesis has changed.
Janus Henderson Global Research Fund pursues its investment objective by investing primarily in common stocks. The Adviser’s equity research analysts (the “Central Research Team”) select investments for the Fund that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations, styles, and geographies. The Central Research Team conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, (v) attractive valuation, and (vi) growth potential. Analysts bring their high-conviction ideas to their respective sector teams. Each sector team compares the appreciation and risk potential of its high-conviction ideas and constructs a sector sleeve that is intended to maximize the best risk-reward opportunities. The sector sleeves are then combined to form the Fund’s overall portfolio. The Portfolio Oversight Team, which includes portfolio management, oversees the overall portfolio to manage unintended style risks. Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Janus Henderson Global Select Fund pursues its investment objective by normally investing in a portfolio of 40-65 domestic and foreign common stocks. Portfolio management applies a “bottom-up” approach in choosing investments that focuses on fundamental research and considers, among other factors, a company’s growth potential. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include a company’s growth potential. Portfolio management will generally consider selling a security when, among other things, the security no longer reflects portfolio management’s investment thesis, the security approaches or exceeds its targeted value, there has been a change in a security’s risk/reward potential, or a better idea is identified.
Janus Henderson Global Sustainable Equity Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. In selecting investments, portfolio management employs a “bottom-up” approach that focuses on fundamental research. To identify the universe of investible securities for the Fund, portfolio management first employs positive selection criteria that seeks to identify companies that derive at least 50% of their current or future expected revenues from at least one of ten environmental and social themes. Environmental themes include efficiency, cleaner energy, water management, environmental services, and sustainable transport. Social themes include sustainable property and finance, safety, quality of life, knowledge and technology, and health.
Next, portfolio management applies broad-based negative screens, which incorporate third-party inputs, to seek to avoid securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue (generally no more than 5-10%, except as noted below) from industries, activities, or assets considered by portfolio
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management to have a negative impact on society or the environment. A current list of such industries, activities, or assets, which may evolve over time, follows:
•
alcohol;
•
animal testing (non-medical);
•
chemicals of concern;
•
civilian firearms and ammunition;
•
controversial weapons;
•
conventional weapons;
•
fossil fuels (as further described below);
•
fur;
•
gambling;
•
genetically modified organisms;
•
intensive farming;
•
pornography;
•
tobacco; and
•
United Nations Global Compact and Organization for Economic Co-operation and Development violators.
In screening such investments, there may be instances where the de minimis limits cannot be expressed quantitatively, in which case portfolio management applies a qualitative assessment of an issuer. Among other things, the qualitative assessment looks at the extent to which an “avoided” activity is part of a company’s business, whether a company is taking action to address and improve upon such activity, and may consider certain issuers, industries or sectors that are in the process of transitioning to sustainable business practices, in which case a threshold of greater than 5-10% may initially be applied.
Issuers are excluded if they derive any revenue from controversial weapons or tobacco production.
As it relates to the fossil fuels exclusion, portfolio management applies the below thresholds for the following types of fossil fuels:
•
Coal. Issuers are excluded if they derive greater than 1% revenue from the exploration, mining, extracting, processing refining, distribution, and transportation of thermal coal and metallurgical coal, as well as any issuer undertaking new coal projects.
•
Oil. Issuers are excluded if they derive greater than 5% revenue from the exploration, extraction, processing, refining or distribution of unconventional or conventional oil, as well as any issuer undertaking new oil projects.
•
Gas. Issuers are excluded if they derive greater than 5% revenue from the exploration, extraction, processing, or refining of unconventional or conventional gas, as well as any issuer undertaking new gas projects. Issuers that derive 50% or more of their revenues from the distribution of gaseous fuels are also excluded.
•
Power generation. The Fund may invest in issuers generating power from natural gas if the issuer’s strategy involves a transition to renewable energy power generation and they have a carbon intensity aligned with the Paris Agreement on Climate Change.
The Fund may invest in issuers who derive less than 25% of revenue from bespoke products, equipment or services dedicated to enabling the execution of restricted coal, and conventional and unconventional oil and gas activities.
In addition, portfolio management applies screens to exclude direct investment in:
•
any issuer whose head office is located in a country or territory included in the latest available version of the European Union’s list of countries and territories not cooperating on tax issues;
•
any issuer whose registered office is domiciled in a country or territory on the Financial Action Task Force blacklist or greylist; and
•
any issuer that that derives 50% or more of its revenues from electricity generation with a greenhouse gas intensity that exceeds certain thresholds for power sector emissions intensity.
Portfolio management seeks to maintain a portfolio of securities that has:
•
a carbon footprint and carbon intensity that is at least 20% below the MSCI World Index;
•
a weighted average exposure to companies with notable ESG controversies that is below the MSCI World Index; and
•
a weighted average exposure to companies with a hazardous waste ratio below the MSCI World Index.
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In selecting investments, portfolio management will then consider, among other factors, a company’s growth potential, competitive positioning, operational quality, and strategy. Portfolio management may also consider factors such as a company’s historic and projected return on capital, balance sheets, and financial models. Portfolio management will also consider ESG Factors, which, for this Fund, may include climate change, deforestation, biodiversity, human rights, company culture, community relations, board structure and diversity, executive pay, and corporate reporting. At portfolio management’s discretion, the Fund will engage with a company’s management regarding matters that may include shareholder rights, governance and remuneration, climate change, carbon emissions, pollution, biodiversity, human capital, and diversity and inclusion.
Portfolio management does not apply these ESG and sustainable investment criteria in managing the Fund’s exposure to cash and cash equivalents.
The Fund will generally consider selling a stock if, in portfolio management’s opinion, there has been a regulatory, industry, or position-level change that may impair a company’s revenue growth. The Fund will also consider selling a stock if, in portfolio management’s opinion, the company’s business model no longer meets the sustainable investment criteria employed in managing the Fund.
Janus Henderson Global Technology and Innovation Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that portfolio management believes will benefit significantly from advances or improvements in technology. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include the strength of a company’s balance sheet and a company’s projected returns or growth rates. Portfolio management will generally consider selling a position when, among other things, the investment thesis for owning a position has changed or if the position exceeds its targeted value.
Janus Henderson Overseas Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Portfolio management will generally consider selling a security when, among other things, the security no longer reflects portfolio management’s investment thesis, the security approaches or exceeds its targeted value, there has been a change in a security’s risk/reward potential, or a better idea is identified.
Cash Position
The Funds may not always stay fully invested. For example, when portfolio management believes that market conditions are unfavorable for investing, or when it is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. Due to differing investment strategies, the cash positions among the Funds may vary significantly. When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
Derivatives
A Fund may invest in derivatives, which are financial instruments whose value is derived from, or directly linked to, an underlying asset, instrument, currency, or index. A Fund may take long and short positions in derivatives. Derivatives can be used for hedging purposes or for non-hedging purposes, such as seeking to earn income and enhance return, to protect
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unrealized gains, or to avoid realizing losses. Such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs.
Emerging Markets
Within the parameters of their specific investment policies, certain Funds may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. Emerging market countries in which a Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.
ESG Investments and Integration
As part of a Fund’s investment process, with the exception of Janus Henderson Global Equity Income Fund and Janus Henderson Global Sustainable Equity Fund, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors may include corporate governance, political governance, executive pay, board structure and diversity, business ethics, corporate reporting, company culture, human capital management and diversity, community relations, human rights, exposure to climate change, biodiversity, and deforestation. Portfolio management focuses on the ESG Factors it considers most likely to have a material impact on the long-term financial performance of the issuer, which includes identifying ESG Factors attributable to a particular region, sector, industry, or issuer. To facilitate its assessment of ESG Factors, portfolio management uses issuer reports, third-party data and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision. Portfolio management may assess the relevance of ESG Factors to its fundamental research process differently across issuers, sectors, regions, and asset classes.
Portfolio management of Janus Henderson Global Life Sciences Fund also applies screens, which incorporate third-party inputs, to (i) seek to avoid investing in issuers that are United Nations Global Compact violators and (ii) seek to invest at least 80% of the Fund’s net assets, under normal circumstances, in issuers with an MSCI (or an equivalent third-party data provider, as determined by portfolio management) ESG rating of BB or higher.
To identify the universe of investible securities for Janus Henderson Global Real Estate Fund, portfolio management also applies negative screens, which incorporate third-party inputs, to seek to avoid investing in (i) REITs that are involved in the operation of prison facilities and (ii) issuers that are United Nations Global Compact violators. At portfolio management’s discretion, the Fund will engage with companies regarding the adoption, or commitment to adopt, emission reduction targets.
Janus Henderson Global Equity Income Fund considers ESG Factors and a company’s management of ESG risks that may have a significant impact on the company’s growth, valuation, profits, cash flow, and dividends in selecting investments. For this Fund, ESG Factors may include corporate governance, human capital and diversity, climate change, disclosure transparency, and business ethics. At portfolio management’s discretion, the Fund will engage with a company’s senior management to seek to better understand improvements in ESG reporting and disclosure, environmental performance, and strategic positions in relation to key sustainability trends. The Fund may invest in companies whose ESG practices are evolving, with the expectation that the engagement efforts will result in improvements over time, and may divest of companies if they are not responsive to such engagement efforts.
Illiquid Investments
A Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Initial Public Offerings and Secondary Offerings
A Fund may purchase shares issued as part of, or a short period after, a company’s IPO, and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. A Fund may also purchase shares in offerings made by companies that are
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publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
Leverage
Certain of a Fund’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using derivatives, short sales, when-issued, delayed delivery, or forward commitment transactions, or other similar transactions. The use of other investment techniques can also create a leveraging effect on a Fund.
Nondiversification
Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. Janus Henderson Global Technology and Innovation Fund is classified as “nondiversified.” A fund that is classified as nondiversified has the ability to take larger positions in more securities than a fund that is classified as diversified. This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that portfolio management has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the fund.
Portfolio Turnover
In general, each Fund intends to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), the nature of a Fund’s investments, and the investment style of portfolio management. Changes are normally made in a Fund’s portfolio whenever portfolio management believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Funds.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in the acceleration of taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.
REITs and Real Estate-Related Securities
Certain Funds may invest in equity and debt securities of real estate-related companies. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities (such as real estate operating companies (“REOCs”)). A REIT is an entity that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are often categorized as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
Similar to REITs, REOCs are publicly-traded real estate companies that typically engage in the development, management or financing of real estate, such as homebuilders, hotel management companies, land developers and brokers. REOCs, however, have not elected (or are not eligible) to be taxed as a REIT. The reasons for not making such an election include the (i) availability of tax-loss carry-forwards, (ii) operation in non-REIT-qualifying lines of business, and (iii) ability to retain earnings. Instead, REOCs are generally structured as “C” corporations under the Internal Revenue Code of 1986, as amended, and, as a result, are not required to distribute any portion of their income. In this regard, although REOCs do not receive the
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same favorable tax treatment that is accorded to REITs, REOCs are typically subject to fewer restrictions than REITs, including the ability to retain and/or reinvest funds from operations and more flexibility in terms of the real estate investments they can make.
Securities Lending
A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. A Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, a Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and a Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase a replacement security in the market. There is a risk that the value of the collateral could be insufficient to cover the cost of the replacement security, resulting in a loss to a Fund. In certain circumstances, individual loan transactions could yield negative returns. The Adviser intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
The Funds may invest in short positions through short sales of stocks and structured products, and through derivatives that include swaps, uncovered written calls, and futures. A Fund may also engage in short sales “against the box” and options for hedging purposes. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
A short sale is generally a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than the supply for the security sold short. If a short squeeze occurs, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund’s losses are potentially unlimited in a short sale transaction. A Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund’s performance.
A Fund may enter into a derivatives transaction to obtain short investment exposure to an underlying reference asset. If the value of the underlying reference asset on which a Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes a Fund to credit risk, counterparty risk, and leverage risk.
Special Situations
The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of portfolio management, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in
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spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure.
Sustainable Investing
Sustainable investing is an investment approach utilized by Janus Henderson Global Sustainable Equity Fund that focuses on companies that are related to certain sustainable development themes, including those that are strategically aligned with environmental and social megatrends such as climate change, resource constraints, growing populations, and aging populations.
Swap Agreements
Certain Funds may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their portfolios from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Various types of swaps such as credit default, equity, interest rate, currency, inflation index, and total return are described in the “Glossary of Investment Terms.”
Other Types of Investments
Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not intended to be principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds’ assets or reducing risk; however, they may not achieve the Funds’ investment objectives. These securities and strategies may include:
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debt securities (such as bonds, notes, sovereign debt, and debentures)
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other investment companies (such as exchange-traded funds (“ETFs”))
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preferred stocks and securities convertible into common stocks or preferred stocks
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indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
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securities purchased on a when-issued, delayed delivery, or forward commitment basis
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equity and fixed-income securities issued in private placement transactions

Risks of the Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. To varying degrees, the Funds may invest in equity securities, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Funds, including the principal risks that are summarized in the Fund Summary sections. This information also includes descriptions of other risks a Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on a Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Convertible Securities Risk. A Fund may invest in securities that are convertible into preferred and common stocks, and thus, is subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the
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conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.
Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, a Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk. Through a Fund’s investments in fixed-income securities, a Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a security. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund’s returns and yield.
Many fixed-income securities receive credit ratings from Nationally Recognized Statistical Rating Organizations, (“NRSROs”). These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact a Fund’s return and yield. If a security has not received a rating, a Fund must rely upon the Adviser’s credit assessment, which if incorrect can also impact the Fund’s returns and yield.
Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage.
The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward foreign currency contracts, to manage currency risk. There is no guarantee that portfolio management’s use of derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments.
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Currency Futures Risk. Currency futures are similar to forward foreign currency exchange contracts, and pose similar risks, except that futures contracts are standardized, exchange-traded contracts while forward foreign currency exchange contracts are traded in the over-the-counter market. The use of currency futures contracts may substantially change a Fund’s exposure to currency exchange rates and could result in losses to a Fund if currencies do not perform as anticipated.
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Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns. Currency futures may also involve leverage risk.
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Forward Foreign Currency Contract Risk. Forward foreign currency contracts involve the risk that unanticipated changes in currency prices may negatively impact a Fund’s performance. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and any forward foreign currency contracts entered into by the Fund, which will expose the Fund to risk of foreign exchange loss. The trading markets for forward foreign currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward foreign currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to a Fund and may force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, forward foreign currency contract markets can experience periods of illiquidity, which could prevent a Fund from divesting of a forward foreign currency contract at the optimal time and may adversely affect a Fund’s returns and net asset value.
Emerging Markets Risk. Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that a Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments.
The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. A Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent a Fund invests in Chinese or other local market securities.
Emerging market countries in which a Fund may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
ESG Integration Risk. There is a risk that considering ESG Factors as part of a Fund’s investment process, with the exception of Janus Henderson Global Equity Income Fund and Janus Henderson Global Sustainable Equity Fund, may fail to produce the intended results or that a Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. While portfolio management believes that the consideration of financially material ESG Factors has the potential to provide better risk-adjusted returns, ESG Factors may not be considered for every investment decision and there is no guarantee that the consideration of ESG Factors will result in better
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performance. Ther can be no guarantee that all relevant ESG Factors will be identified and considered. In addition, information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop, and may be incomplete, inaccurate, use different or inconsistent methodologies or be applied differently across issuers and industries. Further, the U.S. regulatory landscape regarding the use of ESG Factors in investing is still developing and future rules and regulations may require a Fund to modify or alter its investment process and/or how it discloses its consideration of ESG Factors which could result in increased compliance costs or risks to a Fund.
ESG Investment Risk. Because each of Janus Henderson Global Life Sciences Fund, Janus Henderson Global Real Estate Fund, and Janus Henderson Global Sustainable Equity Fund considers ESG Factors (as defined in each Fund Summary) in selecting securities, these Funds may perform differently than funds that do not consider ESG Factors. Due to the ESG considerations and exclusionary criteria employed by a Fund, the Fund may not be invested in certain industries or sectors, and therefore may have lower performance than portfolios that do not apply similar criteria. ESG-related information provided by issuers and third parties, upon which portfolio management may utilize, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to consider their environmental or social practices may fall out of favor, which could potentially limit a Fund’s investment universe. There is also a risk that the issuers identified through the investment process employed by a Fund may fail to adhere to positive environmental or social practices, which may result in selling a security when it might otherwise be disadvantageous to do so.
Exchange-Traded Funds Risk. Certain Funds may invest in ETFs to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When a Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, a Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. Trading of an ETF’s shares may be halted by the activation of individual or market-wide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices declines by a specified percentage). Trading of an ETF’s shares may also be halted if (i) the shares are delisted from an exchange without first being listed on another exchange or (ii) exchanges officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which a Fund may invest are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because a Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent a Fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Fixed-Income Securities Risk. Certain Funds may hold debt and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease. Investments in fixed-income securities with very low or negative interest rates may diminish a Fund’s yield and performance.
Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause a Fund to reinvest its assets in securities with lower yields, resulting in a decline in a Fund’s income or return potential. Valuation risk is the risk that one or more of the fixed-income securities in which a Fund invests are priced
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differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer of the security. Extension risk is the risk that during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time portfolio management would like or at the price portfolio management believes the security is currently worth.
Foreign Exposure Risk. Each Fund invests in foreign equity and/or debt securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
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Currency Risk. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
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Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
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Political and Economic Risk. Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the U.S. Government on other countries or persons or issuers operating in such countries could restrict a Fund’s ability to buy affected securities or force a Fund to dispose of any affected securities it has previously purchased at an inopportune time. As a result, a Fund may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
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Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
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Transaction Costs Risk. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Geographic Concentration Risk. To the extent that a Fund, particularly Janus Henderson European Focus Fund, invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in
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certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.
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European Investments Risk. Exposure to investments in European countries may expose a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund may be exposed to investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “EMU”) (together with the EU, the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and major trading partners outside Europe.
Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Fund’s exposure to industry and sector risk.
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Industrials Sector Risk. The industrials sector is comprised of companies that produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation and spending, import controls, and worldwide competition. In addition, companies may be adversely affected by environmental damages, product liability claims and exchange rates, and may face product obsolescence due to rapid technological developments and frequent new product introduction.
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Life Sciences Sector Risk. Companies that are categorized in the “life sciences” sector, include companies in the following industry groups: pharmaceuticals, biotechnology, health care services, agriculture, cosmetic/personal care, and medical devices. These companies may share common characteristics and react similarly to market developments and investments in these companies may be more sensitive to changes in government funding or subsidies, new or anticipated legislative and regulatory changes, or technological advances which could affect their value.
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Biotechnology Industry Risk. The biotechnology industry can be significantly affected by patent considerations, including the termination of patent protections for products, intense competition both domestically and internationally, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits.
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Pharmaceuticals Industry Risk. Government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition can significantly affect the pharmaceuticals industry.
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Real Estate and Real Estate-Related Industries Risk. Investments in securities of real-estate related companies are subject to the risks associated with fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost, and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other economic, political, or regulatory occurrences, including the impact of changes in environmental laws. In addition, a REIT could fail to qualify for tax-free pass-through of its federal income at the entity level under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including a Fund. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. The real estate industry is particularly sensitive to economic downturns and changes in interest rates. The ability to trade companies operating in real estate development and operations in the secondary market can be more limited compared to other equity investments,
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and certain REITs and REIT-like entities have relatively small market capitalizations, which can increase the volatility of the market price for their securities.
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Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
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Semiconductor Industry Risk. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies typically face intense competition, potentially rapid product obsolescence and high capital costs and are dependent on third-party suppliers and the availability of materials. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Semiconductor companies are also affected by the economic performance of their customers.
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Software Industry Risk. Software companies can be significantly affected by intense competition, aggressive pricing, technological innovation, product obsolescence, and the ability to attract and retain skilled employees. Software companies also may be dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights.
Initial Public Offering and Secondary Offering Risk. A Fund’s purchase of shares issued in an IPO exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Funds, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. There can be no assurance that the Funds will identify favorable IPO investment opportunities. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.
A Fund may purchase shares in secondary offerings. Secondary offerings may expose a Fund to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a fund to the extent that it has a small asset base and the fund may not experience similar performance as its assets grow. Secondary offering shares frequently are volatile in price. As a result, a Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.
Large Shareholder Risk. Certain large shareholders, such as Janus Henderson “fund of funds”, individuals, accounts, and affiliates of the Adviser, may hold substantial percentages of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares may adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, or to raise the cash needed to satisfy the redemption request. Thus, a large redemption could adversely affect a Fund’s liquidity and net asset value. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. These transactions may also accelerate the realization of taxable income to remaining shareholders if such sales of investments result in gains, and may also increase transaction costs, due to commissions paid by a Fund, for instance, for increased trading activity. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares.
Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. The use of leverage may cause a Fund to
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liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended, and the rules thereunder. Increases and decreases in the value of a Fund’s portfolio will be magnified when the Fund uses leverage.
Liquidity Risk. A Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent such Fund from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that a Fund invests in Rule 144A and other securities exempt from certain registration requirements that are deemed to be illiquid investments.
Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s net asset value, may increase brokerage costs, and may result in taxable capital gains.
Market Risk. The value of a Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, war, armed conflicts, including related sanctions, social unrest, tariffs, trade disputes, financial institution failures, and economic recessions, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant and negative impact on the global economies and financial markets.
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Armed Conflicts Risk. Armed conflicts between countries or in a geographic region, such as the ongoing armed conflicts in Europe and the Middle East, have the potential to adversely impact a Fund. The extent and duration of each conflict, resulting sanctions, and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the United States and broader global economy and the markets for certain securities and commodities.
Market Capitalization Risk. To the extent a Fund focuses its investments in small-, mid-, or large-sized companies, it may be subject to associated risks. At any given time, any of these market capitalizations tend may go in and out of favor based on market and economic conditions.
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Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, small- and mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings
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are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on a Fund’s returns, especially as market conditions change.
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Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Nondiversification Risk. Janus Henderson Global Technology and Innovation Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, the Fund’s nondiversified classification gives the Fund’s portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.
Operational Risk. An investment in each Fund can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in key personnel, technology and/or service providers, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect each Fund’s ability to calculate its net asset value, process fund orders, execute portfolio trades or perform other essential tasks in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on each Fund. Although business continuity plans are intended to mitigate or remediate adverse effects in these circumstances, implementation of such plans by each Fund, the Adviser or third-party service providers in response to disruptive events such as cyber attacks on critical infrastructure, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest may increase these operational risks to the Fund. While each Fund seeks to minimize such events through internal controls and oversight of third-party service providers, there is no guarantee that the Fund will not suffer losses if such events occur.
Portfolio Management Risk. The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies and research process employed for the Funds may fail to produce the intended results. Accordingly, the Funds may underperform benchmark indices or other funds with similar investment objectives.
Private Placements and Other Exempt Securities Risk. Investments in private placements and other securities exempt from certain registration requirements could decrease a Fund’s liquidity profile or prevent a Fund from disposing of them promptly at advantageous prices. Private placements and other securities exempt from certain registration requirements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Fund may get only limited information about the issuer of a private placement or other security exempt from certain registration requirements.
REIT and Real Estate-Related Securities Risk. To the extent a Fund holds REITs and REIT-like entities, it may be subject to the additional risks associated with REIT and REIT-like investments. REITs and REIT-like entities are subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs, changes in capital markets and interest rates, management skill in running a REIT, and the creditworthiness of the REIT. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. In addition, mortgage REITs (similar to direct investments in mortgage-backed securities) are subject to prepayment risk. Equity REITs and mortgage REITs are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. While equity REITs and mortgage REITs may provide exposure to a large number of properties, such properties may be concentrated in a particular industry, region, or housing type, making such investments more vulnerable to unfavorable developments to economic or market events. Certain “special purpose” REITs in which a Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors. A Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their
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proportionate share of the Fund’s expenses. The value of investments in REOCs will generally be affected by the same factors that adversely affect REIT investments; however, REOCs may also be adversely affected by income streams derived from businesses other than real estate ownership.
Additionally, a REIT that fails to comply with federal tax requirements under the Internal Revenue Code of 1986, as amended, affecting REITs may be subject to federal income taxation at the entity level, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing the return to the Fund on its investment in such company.
Sovereign Debt Risk. A Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Investments in sovereign debt, especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Value Investing Risk. Certain Funds may invest in value stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Variable Interest Entities (“VIEs”) Risk. In seeking exposure to Chinese issuers, a Fund may invest in VIE structures, which in addition to the risks listed under “Foreign Exposure Risk” and “Emerging Markets Risk,” present additional complexity and risks that may not be present in other organizational structures. VIE structures enable foreign investors, such as a Fund, to obtain exposure to a Chinese operating company through a contractual agreement without having equity ownership of such company. The Chinese government could determine at any time, and without notice, that the agreements establishing the VIE structure do not comply with Chinese law and regulations, which could result in potential penalties, revocation of business and operating licenses, or forfeiture of ownership interests. Additionally, because VIEs operate using contractual arrangements rather than having equity ownership, foreign investors do not have rights of direct equity owners including rights to residual profits or control over management.
Warrants and Rights Risk. The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
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Management of the Funds

Investment adviser
Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. The Adviser is responsible for the day-to-day management of the Funds’ investment portfolios and furnishes continuous advice and recommendations concerning the Funds’ investments. The Adviser also provides certain administration and other services and is responsible for other business affairs of each Fund. The Adviser utilizes personnel-sharing arrangements with its foreign (non-U.S.) affiliates, Janus Henderson Investors UK Limited, Janus Henderson Investors (Singapore) Limited, and Janus Henderson Investors (Jersey) Limited (collectively, “JHIUKL”), pursuant to which certain Janus Henderson employees acting for JHIUKL may also serve as “associated persons” of the Adviser. In this capacity, such Janus Henderson employees, acting for JHIUKL, are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson Global Real Estate Fund, and Janus Henderson Global Sustainable Equity Fund, are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Funds on behalf of the Adviser.
The Adviser (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson mutual funds, as well as the Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
On December 22, 2025, Janus Henderson Group plc ("Janus Henderson"), the parent company of the Adviser to each Fund, Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) announced that they have entered into a definitive agreement under which Janus Henderson will be acquired by Trian and General Catalyst (the “Transaction”). The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson shareholders.
The closing of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between each Fund and the Adviser. As a result, the closing of the Transaction will cause such advisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Trustees will consider new advisory agreements with the Adviser. If approved by the Trustees, the new agreements will be presented to the Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon the closing of the Transaction or such later time as shareholder approval is obtained.
The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned subadvisers”).
Pursuant to the order, the Adviser, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among the Adviser and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, the Adviser, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. In the event that the Adviser hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Shareholders of each Fund, with the exception of Janus Henderson Global Life Sciences Fund, Janus Henderson Global Research Fund, Janus Henderson Global Select Fund, and Janus Henderson Overseas Fund, have approved the use of a manager-of-managers structure.
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The Adviser furnishes certain administration, compliance, and accounting services to the Funds, including providing office space for the Funds and providing personnel to serve as officers to the Funds. The Funds reimburse the Adviser for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of the Adviser’s employees and Fund officers, including the Funds’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Funds. The Funds pay these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Funds.

Management expenses
Each Fund pays the Adviser an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay.
The following tables reflect each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual compensation rate paid by each Fund to the Adviser after any applicable fee waivers and/or expense reimbursements.
Fixed-Rate Investment Advisory Fee
The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund’s average daily net assets.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Compensation Rate Paid to Adviser (%) (for the fiscal year ended September 30, 2025)
Janus Henderson European Focus Fund	First $500 Million	1.00
	Next $1 Billion	0.90
	Next $1 Billion	0.85
	Over $2.5 Billion	0.80	0.85
Janus Henderson Global Equity Income Fund	First $1 Billion	0.85
	Next $1 Billion	0.65
	Over $2 Billion	0.60	0.65
Janus Henderson Global Life Sciences Fund	All Asset Levels	0.64	0.64
Janus Henderson Global Select Fund	All Asset Levels	0.64	0.64
Janus Henderson Global Sustainable Equity Fund	First $2 Billion	0.75
	Over $2 Billion	0.70	0.00 (1)
Janus Henderson Global Technology and Innovation Fund	All Asset Levels	0.64	0.64

(1)
For the fiscal year ended September 30, 2025, the Fund did not pay the Adviser any compensation after any applicable fee waivers and/or expense reimbursements because the Fund’s fee waiver exceeded the investment advisory fee.
Performance-Based Investment Advisory Fee
As reflected in the table below, Janus Henderson Global Research Fund, Janus Henderson Global Real Estate Fund, and Janus Henderson Overseas Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund’s performance relative to the cumulative investment record of its performance fee benchmark index (referred to in this section as the “benchmark index”) over a rolling 36-month performance measurement period. The second column in the table below shows each Fund’s base fee rate. The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to each Fund’s respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to each Fund’s base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual compensation rate paid by each Fund after any applicable fee waivers and/or expense reimbursements as of the end of the fiscal year.
As an example, if a Fund outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely,
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if a Fund underperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.
Fund Name	Base Fee Rate (%)	Full Performance Rate vs. Benchmark Index	Performance Adjusted Investment Advisory Fee Rate (%)	Actual Compensation Rate Paid to Adviser (%) (for the fiscal year ended September 30, 2025)
Janus Henderson Global Research Fund	0.60	± 6.00%	0.70	0.70
Janus Henderson Global Real Estate Fund	0.75	± 4.00%	0.51	0.51
Janus Henderson Overseas Fund	0.64	± 7.00%	0.64	0.64

For Janus Henderson Global Research Fund, Janus Henderson Global Real Estate Fund, and Janus Henderson Overseas Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:
Fund Name	Benchmark Index
Janus Henderson Global Research Fund	MSCI World Index
Janus Henderson Global Real Estate Fund	FTSE EPRA Nareit Global Index
Janus Henderson Overseas Fund	MSCI All Country World ex-USA Index

The calculation of the performance adjustment applies as follows:
Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment
The investment advisory fee rate paid to the Adviser by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months.
No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Fund.
The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation
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ultimately payable to the Adviser may, under some circumstances, exceed the cumulative dollar amount of management fees waived by the Adviser.
The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After the Adviser determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of that Fund’s benchmark index, the Adviser applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to the Adviser since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.
A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements is included in each Fund’s financial statements located in Form N-CSR for the periods ending September 30 and March 31. This information is available, free of charge, at janushenderson.com/info, under “Financial Statements and Other Information,” or by contacting a Janus Henderson representative at 1-877-335-2687. You may also request this information, free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary.
Expense Limitations
The Adviser has contractually agreed to waive the advisory fee payable by each Fund listed below and/or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, including networking/omnibus/shareholder servicing fees payable by any share class, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses, exceed the annual rate shown below. The Adviser has agreed to continue each waiver for at least a one-year period commencing on January 28, 2026. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. For information about how the expense limit affects the total expenses of each Fund, if applicable, see the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus.
Fund Name	Expense Limit Percentage (%)
Janus Henderson European Focus Fund	0.96
Janus Henderson Global Equity Income Fund	0.77(1)
Janus Henderson Global Real Estate Fund(2)	0.91
Janus Henderson Global Research Fund(2)	0.86
Janus Henderson Global Select Fund	0.81
Janus Henderson Global Sustainable Equity Fund	0.85
Janus Henderson Global Technology and Innovation Fund	0.71
Janus Henderson Overseas Fund(2)	0.82

(1)
The previous expense limit (for the one-year period commencing January 28, 2025) was 0.84%.
(2)
The Fund pays an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index during a measurement period. Because a fee waiver and/or reimbursement will have a positive effect upon the Fund’s performance, a fee waiver and/or reimbursement that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to the Adviser.

Portfolio management
Janus Henderson European Focus Fund

Co-Portfolio Managers Marc Schartz and Robert Schramm-Fuchs are responsible for the day-to-day management of the Fund. Mr. Schramm-Fuchs, as Lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
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Marc Schartz, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson European Focus Fund, which he has co-managed since June 2024. Mr. Schartz is also Portfolio Manager of other Janus Henderson accounts. He joined Henderson Global Investors Limited in 2016 as an analyst. Mr. Schartz holds a Master of Science degree in Banking and International Finance from City, University of London, Bayes Business School. He holds the Chartered Financial Analyst designation.
Robert Schramm-Fuchs is Executive Vice President and Lead Portfolio Manager of Janus Henderson European Focus Fund, which he has managed since March 2019. Mr. Schramm-Fuchs is also a Portfolio Manager of other Janus Henderson accounts. He received a diploma in International Management from Friedrich-Schiller University of Jena.
Janus Henderson Global Equity Income Fund

Co-Portfolio Managers Alex Crooke, Job Curtis, Charlotte Greville, and Ben Lofthouse are responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the others.
Alex Crooke is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Equity Income Fund. He has been a member of the Fund’s portfolio management team since its inception in November 2006. Mr. Crooke is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science (Hons) degree in Physics and Astrophysics from Manchester University and is an Associate Member of the Society of Investment Professionals (ASIP).
Job Curtis is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Equity Income Fund. He has been a member of the Fund’s portfolio management team since its inception in November 2006. Mr. Curtis is also Portfolio Manager of other Janus Henderson accounts. He holds a Master of Arts degree from Oxford University and is an Associate Member of the Society of Investment Professionals (ASIP).
Charlotte Greville, CFA, is Co-Portfolio Manager of Janus Henderson Global Equity Income Fund. She has been a member of the Fund’s portfolio management team since July 2025. Ms. Greville is also Portfolio Manager of other Janus Henderson accounts. She holds a Bachelor of Science degree in Psychology from the University of St. Andrews. Ms. Greville holds the Chartered Financial Analyst designation.
Ben Lofthouse, CFA, is Head of Global Equity Income at Janus Henderson Investors. Mr. Lofthouse is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Equity Income Fund. He has been a member of the Fund’s portfolio management team since 2014. Mr. Lofthouse is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts (Hons) degree in Business Economics from Exeter University. Mr. Lofthouse holds the Chartered Financial Analyst designation.
Janus Henderson Global Life Sciences Fund

Co-Portfolio Managers Andy Acker and Daniel Lyons are responsible for the day-to-day management of the Fund. Mr. Acker, as Lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Andy Acker, CFA, is Head of the Healthcare Sector Team at Janus Henderson Investors. He is Executive Vice President and Lead Portfolio Manager of Janus Henderson Global Life Sciences Fund, which he has managed or co-managed since May 2007. Mr. Acker is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree (magna cum laude) in Biochemical Sciences from Harvard University where he was elected to Phi Beta Kappa. Mr. Acker also holds a Master of Business Administration degree with honors from Harvard Business School. He holds the Chartered Financial Analyst designation.
Daniel Lyons, Ph.D., CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Life Sciences Fund, which he has co-managed since January 2023. He is also Portfolio Manager of other Janus Henderson accounts and performs duties as a research analyst. Mr. Lyons joined the Adviser in 2000. He holds a Bachelor of Arts degree (magna cum laude) in Biochemistry and Chemistry from Rice University. Mr. Lyons also holds a Ph.D. in Immunology from Stanford University. He holds the Chartered Financial Analyst designation.
Janus Henderson Global Real Estate Fund

Co-Portfolio Managers Guy Barnard, Tim Gibson, and Greg Kuhl jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the others.
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Guy Barnard, CFA, is Co-Head of Global Property Equities at Janus Henderson Investors. Mr. Barnard is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Real Estate Fund, which he has co-managed since June 2017. He is also Portfolio Manager of other Janus Henderson accounts. He holds a first class Bachelor of Science (Hons) degree in Mathematics and Management from Loughborough University. He holds the Chartered Financial Analyst designation.
Tim Gibson is Co-Head of Global Property Equities at Janus Henderson Investors. Mr. Gibson is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Real Estate Fund, which he has co-managed since June 2017. He is also Portfolio Manager of other Janus Henderson accounts. He holds a Master of Arts (Hons) degree in Economics from St. Andrews University, Scotland, and received the Robert Trent Jones Scholarship to the University of Western Ontario, Canada.
Greg Kuhl, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Real Estate Fund, which he has co-managed since March 2019. Mr. Kuhl is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Business Administration degree in Finance with a concentration in Psychology from the University of Notre Dame. Mr. Kuhl holds the Chartered Financial Analyst designation.
Janus Henderson Global Research Fund

The Central Research Team selects investments for Janus Henderson Global Research Fund and has done so since March 2013. The Central Research Team consists of the Adviser’s equity research analysts. The Portfolio Oversight Team oversees the Fund’s holdings. Joshua Cummings and John Jordan are members of the Portfolio Oversight Team and are primarily responsible for the day-to-day management of the Fund.
Joshua Cummings, CFA, is Head of the Consumer Sector Team and the Communications Sector Team at Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Research Fund, which he has co-managed since January 2024. Mr. Cummings is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2016. He holds a Bachelor of Arts degree in Economics from Colby College and a Master of Business Administration degree in Finance and Accounting from New York University. Mr. Cummings holds the Chartered Financial Analyst designation.
John Jordan is Head of the Financials Sector Team at Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Research Fund, which he has co-managed since January 2024. Mr. Jordan is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2008. He holds a Bachelor of Arts degree in History and Economics from the University of Virginia where he graduated with high distinction and was a member of Phi Beta Kappa. Mr. Jordan also holds a Juris Doctor from Yale Law School.
Janus Henderson Global Select Fund and Janus Henderson Overseas Fund

Co-Portfolio Managers Julian McManus and Christopher O’Malley are responsible for the day-to-day management of the Funds, with no limitation on the authority of one co-portfolio manager in relation to the other.
Julian McManus is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Select Fund and Janus Henderson Overseas Fund, which he has managed or co-managed since January 2018. Mr. McManus is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in Japanese and Law from the University of London, where he graduated with honors.
Christopher O’Malley, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Select Fund and Janus Henderson Overseas Fund, which he has co-managed since January 2024. Mr. O’Malley is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser in 2017. Mr. O’Malley holds a Bachelor of Arts degree, with a concentration in Political Science and Economics, from Providence College and a Master of Business Administration degree, with concentrations in Finance, Accounting, and General Management, from the University of Chicago Booth School of Business. He holds the Chartered Financial Analyst designation.
Janus Henderson Global Sustainable Equity Fund

Co-Portfolio Managers Hamish Chamberlayne and Aaron Scully jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
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Hamish Chamberlayne, CFA, is Head of Global Sustainable Equities at Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Sustainable Equity Fund, which he has co-managed since inception in June 2020. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Chamberlayne joined Henderson Global Investors Limited in 2007. He holds a Master’s degree in Chemistry from New College, Oxford University. He holds the Chartered Financial Analyst designation.
Aaron Scully, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Sustainable Equity Fund, which he has co-managed since inception in June 2020. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Scully joined the Adviser in 2001 as a corporate financial analyst. He holds a Bachelor of Science degree in Finance from Indiana University. He holds the Chartered Financial Analyst designation.
Janus Henderson Global Technology and Innovation Fund

Co-Portfolio Managers Jonathan Cofsky and Denny Fish are responsible for the day-to-day management of the Fund. Mr. Fish, as Lead Portfolio Manager, has the authority to exercise final decision-making on the portfolio.
Jonathan Cofsky, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Technology and Innovation Fund, which he has co-managed since March 2022. Mr. Cofsky is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2014. Mr. Cofsky holds a Bachelor of Arts degree in Economics from Dartmouth College. He holds the Chartered Financial Analyst designation.
Denny Fish is Head of the Technology Sector Team at Janus Henderson Investors. He is Executive Vice President and Lead Portfolio Manager of Janus Henderson Global Technology and Innovation Fund, which he has managed or co-managed since January 2016. Mr. Fish is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Civil Engineering from the University of Illinois and a Master of Business Administration degree from the University of Southern California Marshall School.
Information about portfolio management’s compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in the Fund(s) that they manage, is included in the SAI.
Conflicts of Interest
The Adviser manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, the Adviser manages the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds that are managed by the Adviser. Because the Adviser manages the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that a Fund is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to that Fund. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so, which could accelerate the recognition of taxable income or cause actual expenses to increase. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.
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Other information

CLOSED FUND POLICIES
A Fund may limit sales of its Shares to new investors. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses.

LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.

DISTRIBUTION OF THE Funds
The Funds are distributed by Janus Henderson Distributors US LLC (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid U.S. federal income taxation at the entity level, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), requires, among other things, each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A return of capital distribution is generally treated first as a tax-free return of capital to the extent of your basis in your shares and thereafter is treated as a capital gain if you hold your shares as a capital asset. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares held in a taxable account. Distributions are made at the class level, so they may vary from class to class within a single Fund.
Distribution Schedule
Dividends from net investment income for Janus Henderson Global Equity Income Fund and Janus Henderson Global Real Estate Fund are normally declared and distributed in March, June, September, and December. Dividends from net investment income for each of the other Funds are normally declared and distributed in December. In addition, distributions of net capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.
How Distributions Affect a Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the Shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-advantaged account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary, or a Janus Henderson representative (1-800-333-1181) if you hold Class N Shares directly with a Fund. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-advantaged plan or account.

TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following is a general discussion of certain federal income tax consequences of investing in the Funds. This summary assumes that investors hold shares of a Fund as capital assets (within the meaning of the Internal Revenue Code). The discussion does not apply to investors that are not “United States persons” (as such term is defined under Section 7701(a)(30) of the Internal Revenue Code) or investors subject to special tax treatment (such as a partnership, financial institution, real estate investment trust, regulated investment company, insurance company, tax-advantaged, tax-qualified and retirement plans (or any other tax-exempt entity), or dealer in securities), except as otherwise indicated below, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
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Taxes on Distributions
Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (the “IRS”). A portion of a Fund’s distributions received from REITs may be classified as a return of capital for federal income tax purposes. As a result, a Fund that invests in REITs is more likely to make distributions that are treated as returns of capital, and possibly in greater amounts, than a fund that does not invest in REITs. Please note that you may receive account tax information from Janus Henderson Global Real Estate Fund at the end of February of each year. REITs typically recharacterize a portion of the dividends paid during the year from ordinary income to capital gain and/or return of capital (which could relate to depreciation on real estate). The information regarding this recharacterization is generally not made available by the REIT until late January. Therefore, the actual composition of the Fund’s distributions during a year may change substantially subsequent to year-end. To the extent these changes occur, they may have the effect of reducing the net investment income component of the Fund’s distributions and increasing the capital gains and/or return of capital components.
Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility. Your ability to deduct capital losses may be limited under the Internal Revenue Code.
The Funds may be required to withhold U.S. federal income tax on all distributions (including dividends and capital gain distributions) and redemption proceeds to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS (or the Fund has been notified by the IRS) that they are subject to backup withholding. The current backup withholding rate is 24%.
If certain foreign entities own shares of a Fund and do not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), such Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income, payments of gross proceeds from sales of Fund shares, and distributions of net capital gains. Proposed Treasury regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these
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proposed Treasury regulations until final Treasury regulations are issued. Shareholders should consult their individual tax advisers regarding the possible implications of FATCA.
For Shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, your intermediary (or the Fund, if you hold Class N Shares directly with a Fund) will report cost basis information to you and to the IRS. Your intermediary (or the Fund) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold Class N Shares directly with a Fund in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Funds
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If a Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds, which will reduce the Funds’ investment company taxable income.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income tax twice. If a Fund invests in partnerships, it may be subject to state tax liabilities.
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Shareholder’s guide

With certain exceptions, the Funds are generally available only to shareholders residing in the United States and employees of the Adviser or its affiliates. For purposes of this policy, the Funds require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Fund.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors.
Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. In addition, Class A Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class A Shares may be offered without an initial sales charge to certain classes of investors such as purchases through certain retirement platforms, certain self-directed brokerage platforms where the financial intermediary is the broker of record, or fee-based platforms. See “Qualifying for a Waiver or Reduction of Class A Shares Sales Charge” in this Shareholder’s Guide for additional details.
Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares. Other share classes described in this Prospectus as eligible for investment by retirement plans are unaffected by this closure.
Class C Shares currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares. For more information, please refer to “Conversion of Class C Shares to Class A Shares.”
Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares may also be available to retail investors purchasing in qualified or nonqualified accounts where such accounts are held through an omnibus account at your broker or financial intermediary. For more information please refer to Appendix A which accompanies this Prospectus. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. In addition to these fees and expenses paid by Class I Shares, your broker or financial intermediary may impose a commission or other sales charge on purchases. The nature and amount of such commission or other sales charge for your purchases is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans, and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) institutional investors and retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary,
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and where the financial intermediary requires no payment or reimbursement from the Funds, the Adviser or its affiliates, for distribution-related or other shareholder services. Your broker or financial intermediary may impose a commission or other sales charge on purchases of Class N Shares. The nature and amount of such commission or other sales charge for your purchases is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative. Class N Shares also are available to Janus Henderson proprietary products. Class N Shares also are available to certain direct institutional investors approved by the Distributor including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.
Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. Class R Shares pay up to 0.50% of net assets to financial intermediaries for the provision of distribution services and, to a certain extent, shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of the plan or plan participants.
Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer the Shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For Class N Shares held directly with a Fund, please contact a Janus Henderson representative at 1-800-333-1181.

Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund’s NAV is calculated as of the close of the trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by a Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.
The price you pay for purchases of Shares is the public offering price, which is the NAV next calculated after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. For Class I Shares or Class N Shares, although purchases and redemptions are made at the net asset value calculated after your order is received by the Funds, you may be charged a commission by your broker or other financial institution. The nature and amount of the commission and the times at which it may be collected are determined by your broker. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by a Fund or its agents by the close of the trading session of the NYSE.
The price you receive to sell Shares is also the NAV. Although purchases and redemptions are made at the NAV calculated after your order is received by a Fund, you may be charged a commission or an additional fee for processing purchases and redemptions of Shares by your broker or other financial institution. The nature and amount of the commission or additional fee for processing purchases and redemptions of Shares and the times at which it may be collected are determined by your
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broker. In order to receive the NAV calculated after your order is received by a Fund, your order must be received in good order by the Fund or its agents by the close of the trading session of the NYSE.
Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). To the extent available, domestic and foreign equity securities traded on a securities exchange, including ETFs, are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. Most fixed-income securities are typically valued using an evaluated bid price supplied by an Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith by the Adviser pursuant to the Valuation Procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair valuation may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Valuation Procedures provide for the use of systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The methodologies employed when fair valuing Fund holdings may change from time to time. Because fair value pricing involves subjective judgments, it is possible that the fair value determination for a security may be different than the value that could be realized when selling that security.
Due to the subjective nature of systematic fair valuation, the value of a particular security may be different from the last quoted market price. Systematic fair valuation may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund’s portfolio securities and the reflection of such change in a Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that the valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of a Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Valuation Procedures and the Trust’s excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation.
Generally, futures contracts and/or options on futures are valued at the actual settlement price on valuation date on the exchange as reported by an approved vendor. In the event actual settlement price is unavailable or is deemed unreliable, then the reported settlement price (there can be different settlement prices at different times), early settlement price or the last trade price shall be used. Option contracts are valued using an evaluated price from an approved vendor. Evaluated prices can be derived using an option pricing model, including inputs derived from volatility surfaces, market data and characteristics of the portfolio investment. In cases when an approved vendor cannot provide coverage for an option, a broker quotation or an internal valuation using the Black-Scholes model, or other appropriate option pricing model shall be used. Index swaps, credit default swaps, and interest rate swaps are typically valued using an evaluated price from an approved
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vendor. Evaluated prices will generally have a fixed and floating leg with the present value of each being calculated based on the terms of the trade.
All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

Choosing a share class
Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares are offered by this Prospectus. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of Shares and whether or not you are eligible to purchase these Shares, please call 1-877-335-2687.
Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:
•
how much you plan to invest;
•
how long you expect to own the shares;
•
the expenses paid by each class; and
•
for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.
You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:
Class A Shares
Initial sales charge on purchases	Up to 5.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $250,000 or more
Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment
• Non-retirement accounts	$2,500(2)
• Certain tax-advantaged accounts or UTMA accounts	$500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class C Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment
• Non-retirement accounts	$2,500(2)
• Certain tax-advantaged accounts or UTMA accounts	$500
Maximum purchase	$250,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)
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Class S Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment
• Non-retirement accounts	$2,500(2)
• Certain tax-advantaged accounts or UTMA accounts	$500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class I Shares(3)
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries(3)
Minimum initial investment
• Non-retirement accounts	$2,500(4)
• Certain tax-advantaged accounts or UTMA accounts	$500(4)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class N Shares(3)
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	None to intermediaries(3)
Minimum initial investment
• Retirement investors (investing through an adviser-assisted, employer-sponsored plan)	None
• Retail investors (investing through a financial intermediary omnibus account)	$2,500(5)
• Institutional investors (investing directly with a Fund)	$1,000,000
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class R Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment
• Non-retirement accounts	$2,500(2)
• Certain tax-advantaged accounts or UTMA accounts	$500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.50% annual distribution/service fee
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Class T Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment
• Non-retirement accounts	$2,500(2)
• Certain tax-advantaged accounts or UTMA accounts	$500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None

(1)
May be waived under certain circumstances.
(2)
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to this minimum. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
(3)
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
(4)
Exceptions to this minimum may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
(5)
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A Shares, Class S Shares, and Class R Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), each Fund pays the Distributor a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:
Class	12b-1 Fee for the Funds
Class A Shares	0.25%
Class C Shares	1.00%(1)
Class S Shares	0.25%
Class R Shares	0.50%

(1)
Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.
Under the terms of each Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.
The Distributor is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although the Distributor may, pursuant to a written agreement between the Distributor and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. The Distributor is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.
Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
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Administrative Fees
Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. The Transfer Agent pays these administrative fees to intermediaries on behalf of the Funds. The Transfer Agent is then reimbursed by the Funds for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from the Transfer Agent on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class S Shares, Class R Shares, and Class T Shares
The Transfer Agent receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares, Class R Shares, and Class T Shares of each Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with the Adviser. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. The Transfer Agent expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Funds. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.
For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Payments to financial intermediaries by the Adviser or its affiliates
From their own assets, the Adviser or its affiliates pay selected brokerage firms or other financial intermediaries that sell certain classes of Shares of the Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries, including, but not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with the Adviser’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship.
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These factors may change from time to time. Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.
In addition, the Adviser, the Distributor, or their affiliates pay fees, from their own assets, to certain brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, other shareholder or administrative services (including payments for processing transactions via the NSCC or other means), and for the operational and related expenses incurred by an intermediary for adding and maintaining each Janus Henderson fund share class offered on the intermediary’s platform, which is based on the specific share classes’ unique Committee on Uniform Security Identification Procedures (“CUSIP”) number, in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for certain of these types of services or other services.
The Adviser or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. However, as described elsewhere in this Prospectus, your financial adviser and/or his or her firm may also receive 12b-1 fees and/or administrative services fees in connection with your purchase and retention of Janus Henderson funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

Purchases
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
With the exception of Class N Shares, purchases of Shares may generally be made only through financial intermediaries and retirement platforms. Class N Shares may be purchased directly with the Funds in certain circumstances as described in the eligibility discussion at the beginning of this “Shareholder’s Guide” section. Contact your financial intermediary or a Janus Henderson representative (1-800-333-1181) if you hold Class N Shares directly with the Funds or refer to your plan
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documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, a Fund may permit an in-kind purchase of Shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds’ behalf. As discussed under “Payments to Financial Intermediaries by the Adviser or its Affiliates,” the Adviser and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.
Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary (or the Adviser, if you hold Class N Shares directly with a Fund) is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number, and you may be requested to provide information on persons with authority or control over the account, or persons who own (whether directly, indirectly, or beneficially) 25% or more of the entity, such as name, permanent street address, date of birth, and Social Security number. Until verification of an identity is made, your financial intermediary (or the Adviser, if you hold Class N Shares directly with a Fund) may temporarily limit additional share purchases. In addition, your financial intermediary (or the Adviser, if you hold Class N Shares directly with a Fund) may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary (or a Janus Henderson representative, if you hold Class N Shares directly with a Fund) if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, the Adviser’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Minimum Investment Requirements
Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-advantaged accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Investors should refer to their intermediary for additional information.
The maximum purchase in Class C Shares is $250,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $250,000 of Fund shares.
Class I Shares
Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-advantaged accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus Henderson Group plc (“JHG”) and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus Henderson representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts. For additional information, contact your intermediary, plan sponsor, or administrator, as applicable.
Class N Shares
For retail investors whose accounts are held through an omnibus account at their financial intermediary, the minimum investment is $2,500 per Fund account. Investors in certain tax-advantaged accounts or accounts held through certain wrap
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programs or bank trust platforms may not be subject to this minimum. For institutional investors investing directly with a Fund, the minimum investment is $1 million per Fund account. There is no investment minimum for adviser-assisted, employer-sponsored retirement plans, including health savings accounts. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class R Shares
There is no investment minimum for investors in a defined contribution plan. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums. For all other account types, the minimum investment is $2,500.
Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class N Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or the Adviser, if you hold Class N Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Initial Sales Charge
Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between the Distributor and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.50%	4.71%	3.75%
$100,000 but under $250,000	3.50%	3.63%	2.75%
$250,000 and above(2)	None	None	None

(1)
Offering Price includes the initial sales charge.
(2)
A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
For purchases of Class A Shares of $250,000 or greater, from its own assets, the Distributor generally pays financial intermediaries commissions as follows:
•
1.00% on amounts of $250,000 but under $4,000,000;
•
0.50% on amounts of $4,000,000 but under $10,000,000;
•
0.25% on amounts of $10,000,000 and above.
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The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.
Qualifying for a Waiver or Reduction of Class A Shares Sales Charge
Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their family members): (i) registered representatives and other employees of intermediaries that have selling agreements with the Distributor to sell Class A Shares; (ii) directors, officers, and employees of JHG and its affiliates; and (iii) Trustees and officers of the Trust. A “family member” includes, but is not necessarily limited to (based on the reasonable discretion of the Adviser), a qualifying person’s sibling, spouse or domestic partner, lineal ascendant (mother, father, grandmother, grandfather, great-grandmother, great-grandfather), lineal descendant (son, daughter, step-son, step-daughter, grandson, granddaughter, great-grandson, great-granddaughter) or any sibling, spouse or domestic partner of a family member who is a lineal descendant or ascendant of a qualifying person. In addition, the initial sales charge may be waived on purchases of Class A Shares by the following persons: (i) investors purchasing Class A Shares through financial intermediaries on behalf of certain adviser-assisted, employer-sponsored retirement plans, including defined contribution plans, defined benefit plans and other welfare benefit plans such as health savings accounts and voluntary employees’ beneficiary association trust accounts; (ii) investors purchasing Class A Shares through a financial intermediary’s self-directed brokerage platform where the financial intermediary is the broker of record; and (iii) investors purchasing Class A Shares through fee-based broker-dealers or financial advisors, primarily on their advisory account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the advisory account. Adviser-assisted, employer-sponsored defined contribution plans include, for example, 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans. For purposes of qualifying for a waiver of the initial sales charge, the following retirement accounts are not eligible: 403(b) custodial accounts where shares are held on behalf of the individual, and not on behalf of the plan or plan trust, SEP IRAs, Simple IRAs, SAR-SEPs, or Keogh plans. To facilitate the waiver of a sales charge, the Distributor requires an agreement with the financial intermediary submitting trades on behalf of eligible investors.
You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus Henderson funds) with your current purchase of Class A Shares of the Funds and certain other Janus Henderson funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.
In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.
Right of Accumulation. You may purchase Class A Shares of a Fund at a reduced sales charge by aggregating (i) the dollar amount of the new purchase (measured by the offering price) with (ii) your holdings in all Class A Shares of the Fund and certain other classes (Class A Shares and Class C Shares of the Trust) of Janus Henderson funds held by you, and held in the accounts identified under “Aggregating Accounts” (“collective holdings”). Subject to your financial intermediary’s or record keeper’s capabilities, collective holdings will be calculated as the higher of (i) the current value of such holdings (the market value) as of the day prior to your new purchase or (ii) the amount initially invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the cost value). The applicable sales charge will be applied to such aggregated amount. In order for your purchases and collective holdings to be aggregated for purposes of qualifying for a reduced sales charge, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The qualification of a purchase for the reduced sales charge does not ensure the future availability of the right of accumulation, which is subject to modification or discontinuance at any time.
Letter of Intent. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. Investments made prior to the signing date are not aggregated with, and are not eligible to be included toward, the investment goal.
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You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Capital appreciation, capital gains, and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:
•
trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
•
solely controlled business accounts; and
•
single participant retirement plans.
To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds’ shares, free of charge, and in a clear and prominent format, on our website at janushenderson.com/breakpoints, and by following the appropriate hyperlinks to the specific information.
Conversion of Class C Shares to Class A Shares
The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased.
For Class C Shares held in omnibus accounts on intermediary platforms, the Funds will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.
It is expected that the conversion of Class C Shares to Class A Shares of the same Fund will not result in a taxable event for federal income tax purposes. Please consult your tax adviser for further information.
Commission on Class C Shares
The Distributor may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the shareholder’s responsibility to notify a Fund, or the shareholder’s financial intermediary at the time of purchase, of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. Certain sales charge waivers and/or discounts are described in Appendix A – Intermediary Sales Charge Waivers and Discounts. These sales charge waivers and/or discounts are available only if you purchase your shares through the designated intermediaries. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through another intermediary to receive these waivers or discounts.

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Exchanges
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Contact your financial intermediary or a Janus Henderson representative (1-800-333-1181) if you hold Class N Shares directly with a Fund or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-advantaged accounts).
•
You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•
You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will generally only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. A Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.
•
You must meet the minimum investment amount for each fund.
•
The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds will work with intermediaries to apply the Funds’ exchange limits. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts.
•
Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•
Class C Shares are closed to investments by new employer-sponsored retirement plans, and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.
•
Your Class C Shares that have been held for eight years will automatically convert to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month in which the eighth anniversary of the date of purchase occurs. For more information refer to “Conversion of Class C Shares to Class A Shares.”
Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to an initial sales charge. In addition, Class A Shares received through an exchange of Class C Shares due to an intermediary-driven conversion or an automatic conversion after eight years, or a conversion from a fee-based account to a brokerage account, will not be subject to an initial sales charge. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Redemptions
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class N Shares. Please contact your financial intermediary or a Janus Henderson
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representative (1-800-333-1181) if you hold Class N Shares directly with a Fund or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.
Shares of each Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent within two business days following receipt of the redemption order. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class N Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and affiliates of the Adviser, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the recognition of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.
While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs and accelerate the recognition of taxable income.
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Systematic Withdrawal Plan
Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived, however, the maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.
Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or the Adviser, if you hold Class N Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Contingent Deferred Sales Charge
Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:
•
Upon the death or disability of an account owner;
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Retirement plans and certain other accounts held through a financial intermediary where no sales charge or commission was paid on the purchase of such shares;
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Retirement plan shareholders taking required minimum distributions;
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The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;
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The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or
•
If a Fund chooses to liquidate or involuntarily redeem shares in your account.
To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Reinstatement Privilege
For each redemption of Class A Shares, you have a one-time right to reinvest the proceeds of such redemption into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or excessive trading policies and procedures may be cancelled or rescinded by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. Investors should be aware that the Funds are also available for purchase through third party intermediaries.
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The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
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exchange limitations as described under “Exchanges”;
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fair valuation of securities as described under “Pricing of Fund Shares”; and
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trade monitoring.
The Funds monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund.
The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors in other share classes who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.
In an attempt to deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Funds’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds”; (iii) transactions in the Funds by a collective investment trust managed by the Adviser; (iv) transactions in the Funds by certain charitable foundations; (v) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with target allocations; and (vi) systematic purchase, exchange, or redemption programs.
The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. There is potential for short-term arbitrage trades to dilute the value of the shares held by a Fund despite the Funds’ adoption of policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies.
There is no assurance that the policies and procedures adopted by the Funds to detect and deter excessive trading will be effective in all circumstances. For example, for share classes sold through financial intermediaries, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an
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omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Adviser and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes such policies and procedures with respect to disclosure of portfolio holdings.
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Full Holdings. A schedule of each Fund’s portfolio holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for each Fund at janushenderson.com/info. A complete schedule of each Fund’s portfolio holdings is also available in the annual and semiannual financial statements located in Form N-CSR and, after the first and third fiscal quarters, in Form N-PORT. Information reported in Form N-CSR and in Form N-PORT will be made publicly available within 70 and 60 days, respectively, after the end of each fiscal quarter. Each Fund’s Form N-CSR and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.
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Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag.
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Other Information. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and/or fixed-income issuers ranked by performance attribution, including the percentage attribution to Fund performance, average Fund weighting, and other relevant data points, may be provided monthly with a 15-day lag.
The Adviser may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by the head of the applicable investment unit or a delegate, in consultation with the Funds’ Chief Compliance Officer or a delegate. Such exceptions may be made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.

Shareholder communications
Statements and Reports
Your financial intermediary or plan sponsor (or the Adviser, if you hold Class N Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or the Adviser, if you hold Class N Shares directly with a Fund) is responsible for providing annual and semiannual reports of the Funds that you have authorized for investment. Please contact your financial intermediary or plan sponsor (or the Adviser) to obtain these reports. The Funds’ fiscal year ends September 30.
Lost (Unclaimed/Abandoned) Accounts
It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or the Adviser, if you hold Class N Shares directly with a Fund) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or the Adviser) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or the Adviser) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property
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(including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
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Financial highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the Funds for the fiscal periods ended September 30 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in each Fund’s Form N-CSR and is incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Funds (assuming reinvestment of all dividends and distributions).
Janus Henderson European Focus Fund – Class A Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$49.68	$39.83	$32.52	$44.48	$34.23
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.68(2)	0.59(3)	0.83(4)	0.90	0.16
Net realized and unrealized gain/(loss)	9.49	10.23	7.40	(12.80)	10.20
Total from Investment Operations	10.17	10.82	8.23	(11.90)	10.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.65)	(0.97)	(0.92)	(0.06)	(0.11)
Total Dividends and Distributions	(0.65)	(0.97)	(0.92)	(0.06)	(0.11)
Net Asset Value, End of Period	$59.20	$49.68	$39.83	$32.52	$44.48
Total Return*	20.80%	27.58%	25.45%	(26.79)%	30.31%
Net Assets, End of Period (in thousands)	$147,181	$132,785	$116,476	$96,858	$141,908
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.44%(5)	1.43%(6)	1.51%(7)	1.42%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.29%	1.30%	1.30%	1.30%
Ratio of Net Investment Income/(Loss)	1.32%(2)	1.29%(3)	2.05%(4)	2.17%	0.37%
Portfolio Turnover Rate	159%	168%	169%	145%	184%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.06 and 0.12%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.02 and 0.05%, respectively.

(4)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.31 and 0.76%, respectively.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(6)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(7)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

112 | Janus Investment Fund

Janus Henderson European Focus Fund – Class C Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$46.90	$37.46	$30.43	$41.90	$32.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25(2)	0.18(3)	0.48(4)	0.57	(0.18)
Net realized and unrealized gain/(loss)	9.03	9.72	6.96	(12.04)	9.68
Total from Investment Operations	9.28	9.90	7.44	(11.47)	9.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.46)	(0.41)	—	—
Total Dividends and Distributions	(0.20)	(0.46)	(0.41)	—	—
Net Asset Value, End of Period	$55.98	$46.90	$37.46	$30.43	$41.90
Total Return*	19.90%	26.65%	24.51%	(27.37)%	29.32%
Net Assets, End of Period (in thousands)	$4,499	$4,132	$5,957	$9,829	$23,302
Ratios to Average Net Assets:
Ratio of Gross Expenses	2.28%(5)	2.21%(6)	2.30%(7)	2.20%	2.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.06%	2.02%	2.06%	2.07%	2.05%
Ratio of Net Investment Income/(Loss)	0.52%(2)	0.42%(3)	1.28%(4)	1.44%	(0.46)%
Portfolio Turnover Rate	159%	168%	169%	145%	184%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.06 and 0.12%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.02 and 0.05%, respectively.

(4)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.29 and 0.76%, respectively.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(6)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(7)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

113 | Janus Investment Fund

Janus Henderson European Focus Fund – Class S Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$47.07	$37.83	$31.03	$42.42	$32.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.61(2)	0.61(3)	0.82(4)	0.88	0.23
Net realized and unrealized gain/(loss)	8.98	9.61	7.00	(12.13)	9.73
Total from Investment Operations	9.59	10.22	7.82	(11.25)	9.96
Less Dividends and Distributions:
Dividends (from net investment income)	(0.64)	(0.98)	(1.02)	(0.14)	(0.11)
Total Dividends and Distributions	(0.64)	(0.98)	(1.02)	(0.14)	(0.11)
Net Asset Value, End of Period	$56.02	$47.07	$37.83	$31.03	$42.42
Total Return*	20.72%	27.45%	25.38%	(26.61)%	30.63%
Net Assets, End of Period (in thousands)	$785	$654	$246	$101	$85
Ratios to Average Net Assets:
Ratio of Gross Expenses	2.04%(5)	2.18%(6)	2.89%(7)	4.51%	5.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.38%	1.40%	1.34%	1.10%	1.07%
Ratio of Net Investment Income/(Loss)	1.25%(2)	1.38%(3)	2.13%(4)	2.27%	0.58%
Portfolio Turnover Rate	159%	168%	169%	145%	184%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.06 and 0.12%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.02 and 0.05%, respectively.

(4)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.29 and 0.76%, respectively.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(6)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(7)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

114 | Janus Investment Fund

Janus Henderson European Focus Fund – Class I Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$49.39	$39.61	$32.36	$44.25	$34.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.80(2)	0.69(3)	0.96(4)	1.02	0.26
Net realized and unrealized gain/(loss)	9.42	10.16	7.32	(12.75)	10.15
Total from Investment Operations	10.22	10.85	8.28	(11.73)	10.41
Less Dividends and Distributions:
Dividends (from net investment income)	(0.77)	(1.07)	(1.03)	(0.16)	(0.19)
Total Dividends and Distributions	(0.77)	(1.07)	(1.03)	(0.16)	(0.19)
Net Asset Value, End of Period	$58.84	$49.39	$39.61	$32.36	$44.25
Total Return*	21.09%	27.88%	25.77%	(26.60)%	30.66%
Net Assets, End of Period (in thousands)	$427,910	$333,621	$273,922	$196,068	$299,272
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.20%(5)	1.18%(6)	1.26%(7)	1.16%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.05%	1.05%	1.04%	1.03%
Ratio of Net Investment Income/(Loss)	1.56%(2)	1.52%(3)	2.39%(4)	2.47%	0.62%
Portfolio Turnover Rate	159%	168%	169%	145%	184%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.06 and 0.12%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.02 and 0.05%, respectively.

(4)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.31 and 0.76%, respectively.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(6)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(7)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

115 | Janus Investment Fund

Janus Henderson European Focus Fund – Class N Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$49.04	$39.35	$32.15	$43.95	$33.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	1.34(2)	0.90(3)	1.01(4)	0.95	0.35
Net realized and unrealized gain/(loss)	8.84	9.90	7.24	(12.56)	10.01
Total from Investment Operations	10.18	10.80	8.25	(11.61)	10.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.90)	(1.11)	(1.05)	(0.19)	(0.21)
Total Dividends and Distributions	(0.90)	(1.11)	(1.05)	(0.19)	(0.21)
Net Asset Value, End of Period	$58.32	$49.04	$39.35	$32.15	$43.95
Total Return*	21.23%	27.94%	25.84%	(26.54)%	30.72%
Net Assets, End of Period (in thousands)	$49,054	$5,144	$16,922	$14,170	$9,763
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.10%(5)	1.11%(6)	1.21%(7)	1.11%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.96%	0.97%	0.97%	0.96%
Ratio of Net Investment Income/(Loss)	2.54%(2)	2.00%(3)	2.54%(4)	2.40%	0.85%
Portfolio Turnover Rate	159%	168%	169%	145%	184%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.06 and 0.12%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.02 and 0.05%, respectively.

(4)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.30 and 0.76%, respectively.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(6)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(7)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

116 | Janus Investment Fund

Janus Henderson European Focus Fund – Class T Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$49.27	$39.51	$32.27	$44.17	$34.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.73(2)	0.63(3)	0.93(4)	0.93	0.20
Net realized and unrealized gain/(loss)	9.39	10.14	7.26	(12.70)	10.12
Total from Investment Operations	10.12	10.77	8.19	(11.77)	10.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.69)	(1.01)	(0.95)	(0.13)	(0.17)
Total Dividends and Distributions	(0.69)	(1.01)	(0.95)	(0.13)	(0.17)
Net Asset Value, End of Period	$58.70	$49.27	$39.51	$32.27	$44.17
Total Return*	20.91%	27.70%	25.54%	(26.73)%	30.41%
Net Assets, End of Period (in thousands)	$28,949	$15,919	$13,027	$7,392	$10,590
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.36%(5)	1.37%(6)	1.46%(7)	1.37%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%	1.21%	1.22%	1.22%	1.21%
Ratio of Net Investment Income/(Loss)	1.41%(2)	1.39%(3)	2.31%(4)	2.25%	0.47%
Portfolio Turnover Rate	159%	168%	169%	145%	184%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.06 and 0.12%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.02 and 0.05%, respectively.

(4)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.31 and 0.76%, respectively.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(6)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(7)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

117 | Janus Investment Fund

Janus Henderson Global Equity Income Fund – Class A Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$6.40	$5.71	$5.22	$6.54	$5.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42	0.44(2)	0.45	0.45(3)	0.49
Net realized and unrealized gain/(loss)	0.64	0.73	0.52	(1.29)	0.64
Total from Investment Operations	1.06	1.17	0.97	(0.84)	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.48)	(0.48)	(0.48)	(0.49)
Total Dividends and Distributions	(0.48)	(0.48)	(0.48)	(0.48)	(0.49)
Net Asset Value, End of Period	$6.98	$6.40	$5.71	$5.22	$6.54
Total Return*	17.16%	21.09%	18.45%	(13.71)%	19.08%
Net Assets, End of Period (in thousands)	$730,579	$696,218	$653,602	$558,995	$662,514
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.12%	1.18%(4)	1.20%	1.25%(5)	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.15%	1.18%	1.24%	1.14%
Ratio of Net Investment Income/(Loss)	6.39%	7.20%(2)	7.50%	6.86%(3)	7.28%
Portfolio Turnover Rate	175%	155%	152%	86%	123%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in January and August 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.15%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.69%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in January and August 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022.
The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

118 | Janus Investment Fund

Janus Henderson Global Equity Income Fund – Class C Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$6.27	$5.61	$5.14	$6.46	$5.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.37	0.39(2)	0.41	0.40(3)	0.44
Net realized and unrealized gain/(loss)	0.63	0.72	0.51	(1.27)	0.64
Total from Investment Operations	1.00	1.11	0.92	(0.87)	1.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.45)	(0.45)	(0.45)	(0.45)
Total Dividends and Distributions	(0.44)	(0.45)	(0.45)	(0.45)	(0.45)
Net Asset Value, End of Period	$6.83	$6.27	$5.61	$5.14	$6.46
Total Return*	16.45%	20.29%	17.74%	(14.29)%	18.54%
Net Assets, End of Period (in thousands)	$259,921	$279,019	$301,866	$314,778	$437,512
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.71%	1.73%(4)	1.75%	1.80%(5)	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.71%	1.73%	1.75%	1.80%	1.72%
Ratio of Net Investment Income/(Loss)	5.73%	6.55%(2)	6.92%	6.22%(3)	6.66%
Portfolio Turnover Rate	175%	155%	152%	86%	123%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in January and August 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.15%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.69%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in January and August 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022.
The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

119 | Janus Investment Fund

Janus Henderson Global Equity Income Fund – Class S Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$6.32	$5.65	$5.17	$6.49	$5.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42	0.43(2)	0.45	0.44(3)	0.49
Net realized and unrealized gain/(loss)	0.63	0.72	0.51	(1.28)	0.62
Total from Investment Operations	1.05	1.15	0.96	(0.84)	1.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.48)	(0.48)	(0.48)	(0.48)
Total Dividends and Distributions	(0.48)	(0.48)	(0.48)	(0.48)	(0.48)
Net Asset Value, End of Period	$6.89	$6.32	$5.65	$5.17	$6.49
Total Return*	17.14%	20.89%	18.38%	(13.85)%	19.01%
Net Assets, End of Period (in thousands)	$22,621	$16,715	$16,746	$14,587	$16,510
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.20%	1.21%(4)	1.24%	1.30%(5)	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.20%	1.24%	1.30%	1.21%
Ratio of Net Investment Income/(Loss)	6.48%	7.09%(2)	7.46%	6.81%(3)	7.31%
Portfolio Turnover Rate	175%	155%	152%	86%	123%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in January and August 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.15%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.69%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in January and August 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022.
The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

120 | Janus Investment Fund

Janus Henderson Global Equity Income Fund – Class I Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$6.42	$5.73	$5.24	$6.55	$5.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.44	0.46(2)	0.48	0.48(3)	0.52
Net realized and unrealized gain/(loss)	0.64	0.73	0.51	(1.29)	0.63
Total from Investment Operations	1.08	1.19	0.99	(0.81)	1.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.50)	(0.50)	(0.50)	(0.51)
Total Dividends and Distributions	(0.50)	(0.50)	(0.50)	(0.50)	(0.51)
Net Asset Value, End of Period	$7.00	$6.42	$5.73	$5.24	$6.55
Total Return*	17.51%	21.39%	18.75%	(13.27)%	19.43%
Net Assets, End of Period (in thousands)	$5,050,768	$4,435,455	$4,337,578	$3,552,771	$3,719,987
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.79%	0.79%(4)	0.82%	0.87%(5)	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.79%	0.82%	0.87%	0.78%
Ratio of Net Investment Income/(Loss)	6.76%	7.54%(2)	7.87%	7.33%(3)	7.70%
Portfolio Turnover Rate	175%	155%	152%	86%	123%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in January and August 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.15%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.69%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in January and August 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022.
The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

121 | Janus Investment Fund

Janus Henderson Global Equity Income Fund – Class N Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$6.42	$5.73	$5.24	$6.55	$5.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.46	0.48(2)	0.48	0.50(3)	0.53
Net realized and unrealized gain/(loss)	0.63	0.72	0.51	(1.31)	0.62
Total from Investment Operations	1.09	1.20	0.99	(0.81)	1.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.51)	(0.50)	(0.50)	(0.51)
Total Dividends and Distributions	(0.51)	(0.51)	(0.50)	(0.50)	(0.51)
Net Asset Value, End of Period	$7.00	$6.42	$5.73	$5.24	$6.55
Total Return*	17.63%	21.50%	18.85%	(13.20)%	19.51%
Net Assets, End of Period (in thousands)	$462,612	$334,727	$314,464	$255,001	$134,486
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.69%	0.70%(4)	0.73%	0.78%(5)	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.70%	0.73%	0.78%	0.70%
Ratio of Net Investment Income/(Loss)	6.95%	7.73%(2)	7.91%	7.69%(3)	7.85%
Portfolio Turnover Rate	175%	155%	152%	86%	123%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in January and August 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.15%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.69%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in January and August 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022.
The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

122 | Janus Investment Fund

Janus Henderson Global Equity Income Fund – Class T Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$6.37	$5.69	$5.21	$6.52	$5.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.43	0.43(2)	0.46	0.50(3)	0.52
Net realized and unrealized gain/(loss)	0.64	0.74	0.51	(1.32)	0.62
Total from Investment Operations	1.07	1.17	0.97	(0.82)	1.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.49)	(0.49)	(0.49)	(0.50)
Total Dividends and Distributions	(0.49)	(0.49)	(0.49)	(0.49)	(0.50)
Net Asset Value, End of Period	$6.95	$6.37	$5.69	$5.21	$6.52
Total Return*	17.49%	21.21%	18.50%	(13.41)%	19.35%
Net Assets, End of Period (in thousands)	$84,461	$74,338	$92,856	$122,858	$71,551
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.94%	0.95%(4)	0.98%	1.02%(5)	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.93%	0.97%	1.01%	0.94%
Ratio of Net Investment Income/(Loss)	6.66%	7.14%(2)	7.63%	7.76%(3)	7.70%
Portfolio Turnover Rate	175%	155%	152%	86%	123%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in January and August 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.15%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.04 and 0.69%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in January and August 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022.
The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

123 | Janus Investment Fund

Janus Henderson Global Life Sciences Fund – Class A Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$78.64	$65.05	$57.73	$72.24	$66.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.07	0.16	0.04	0.07
Net realized and unrealized gain/(loss)	(5.38)	16.39	7.21	(7.84)	11.44
Total from Investment Operations	(5.25)	16.46	7.37	(7.80)	11.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.02)	(0.05)	(0.76)	(0.66)
Distributions (from capital gains)	(3.71)	(2.85)	—	(5.95)	(4.81)
Total Dividends and Distributions	(3.80)	(2.87)	(0.05)	(6.71)	(5.47)
Net Asset Value, End of Period	$69.59	$78.64	$65.05	$57.73	$72.24
Total Return*	(6.73)%	26.32%	12.77%	(11.96)%	17.70%
Net Assets, End of Period (in thousands)	$253,589	$300,274	$276,513	$238,774	$285,239
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.00%	0.98%	0.98%	0.98%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.98%	0.98%	0.98%	0.97%
Ratio of Net Investment Income/(Loss)	0.19%	0.10%	0.24%	0.07%	0.10%
Portfolio Turnover Rate	30%	35%	34%	21%	32%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
124 | Janus Investment Fund

Janus Henderson Global Life Sciences Fund – Class C Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$68.38	$57.33	$51.22	$64.73	$59.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.33)	(0.40)	(0.29)	(0.35)	(0.39)
Net realized and unrealized gain/(loss)	(4.67)	14.30	6.40	(6.96)	10.32
Total from Investment Operations	(5.00)	13.90	6.11	(7.31)	9.93
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.25)	(0.22)
Distributions (from capital gains)	(3.71)	(2.85)	—	(5.95)	(4.81)
Total Dividends and Distributions	(3.71)	(2.85)	—	(6.20)	(5.03)
Net Asset Value, End of Period	$59.67	$68.38	$57.33	$51.22	$64.73
Total Return*	(7.40)%	25.36%	11.93%	(12.55)%	16.86%
Net Assets, End of Period (in thousands)	$50,379	$75,676	$82,025	$106,819	$157,110
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.74%	1.74%	1.70%	1.65%	1.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.74%	1.74%	1.70%	1.65%	1.69%
Ratio of Net Investment Income/(Loss)	(0.57)%	(0.65)%	(0.50)%	(0.61)%	(0.61)%
Portfolio Turnover Rate	30%	35%	34%	21%	32%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
125 | Janus Investment Fund

Janus Henderson Global Life Sciences Fund – Class S Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$76.51	$63.47	$56.40	$70.72	$64.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(—)(2)	(0.06)	0.03	(0.08)	(0.07)
Net realized and unrealized gain/(loss)	(5.23)	15.95	7.04	(7.66)	11.21
Total from Investment Operations	(5.23)	15.89	7.07	(7.74)	11.14
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.63)	(0.54)
Distributions (from capital gains)	(3.71)	(2.85)	—	(5.95)	(4.81)
Total Dividends and Distributions	(3.71)	(2.85)	—	(6.58)	(5.35)
Net Asset Value, End of Period	$67.57	$76.51	$63.47	$56.40	$70.72
Total Return*	(6.90)%	26.06%	12.54%	(12.13)%	17.46%
Net Assets, End of Period (in thousands)	$25,104	$30,286	$28,027	$24,128	$27,575
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.19%	1.18%	1.18%	1.18%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.18%	1.18%	1.18%	1.17%
Ratio of Net Investment Income/(Loss)	(0.00)%(3)	(0.09)%	0.05%	(0.13)%	(0.09)%
Portfolio Turnover Rate	30%	35%	34%	21%	32%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Less than $0.005 on a per share basis.
(3)	Less than 0.005%.
126 | Janus Investment Fund

Janus Henderson Global Life Sciences Fund – Class I Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$80.80	$66.72	$59.22	$73.93	$67.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.28	0.25	0.31	0.18	0.23
Net realized and unrealized gain/(loss)	(5.51)	16.79	7.39	(8.03)	11.69
Total from Investment Operations	(5.23)	17.04	7.70	(7.85)	11.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.11)	(0.20)	(0.91)	(0.79)
Distributions (from capital gains)	(3.71)	(2.85)	—	(5.95)	(4.81)
Total Dividends and Distributions	(4.00)	(2.96)	(0.20)	(6.86)	(5.60)
Net Asset Value, End of Period	$71.57	$80.80	$66.72	$59.22	$73.93
Total Return*	(6.52)%	26.58%	13.01%	(11.77)%	17.96%
Net Assets, End of Period (in thousands)	$1,329,182	$1,539,840	$1,047,057	$839,582	$1,079,081
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.78%	0.77%	0.77%	0.76%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.77%	0.77%	0.76%	0.75%
Ratio of Net Investment Income/(Loss)	0.40%	0.34%	0.46%	0.28%	0.32%
Portfolio Turnover Rate	30%	35%	34%	21%	32%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
127 | Janus Investment Fund

Janus Henderson Global Life Sciences Fund – Class N Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$80.53	$66.48	$59.02	$73.69	$67.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.29	0.33	0.39	0.24	0.31
Net realized and unrealized gain/(loss)	(5.43)	16.72	7.34	(7.99)	11.62
Total from Investment Operations	(5.14)	17.05	7.73	(7.75)	11.93
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.15)	(0.27)	(0.97)	(0.84)
Distributions (from capital gains)	(3.71)	(2.85)	—	(5.95)	(4.81)
Total Dividends and Distributions	(4.06)	(3.00)	(0.27)	(6.92)	(5.65)
Net Asset Value, End of Period	$71.33	$80.53	$66.48	$59.02	$73.69
Total Return*	(6.42)%	26.71%	13.10%	(11.68)%	18.04%
Net Assets, End of Period (in thousands)	$176,454	$445,638	$289,363	$138,495	$176,576
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.68%	0.68%	0.67%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.68%	0.67%	0.67%	0.67%
Ratio of Net Investment Income/(Loss)	0.41%	0.45%	0.58%	0.37%	0.43%
Portfolio Turnover Rate	30%	35%	34%	21%	32%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
128 | Janus Investment Fund

Janus Henderson Global Life Sciences Fund – Class T Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$80.07	$66.17	$58.72	$73.33	$67.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.14	0.21	0.09	0.12
Net realized and unrealized gain/(loss)	(5.47)	16.66	7.33	(7.96)	11.60
Total from Investment Operations	(5.28)	16.80	7.54	(7.87)	11.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.05)	(0.09)	(0.79)	(0.69)
Distributions (from capital gains)	(3.71)	(2.85)	—	(5.95)	(4.81)
Total Dividends and Distributions	(3.86)	(2.90)	(0.09)	(6.74)	(5.50)
Net Asset Value, End of Period	$70.93	$80.07	$66.17	$58.72	$73.33
Total Return*	(6.64)%	26.40%	12.85%	(11.89)%	17.78%
Net Assets, End of Period (in thousands)	$1,122,915	$1,402,150	$1,209,195	$1,104,248	$1,378,342
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.92%	0.92%	0.92%	0.92%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.91%	0.90%	0.91%	0.90%
Ratio of Net Investment Income/(Loss)	0.27%	0.19%	0.32%	0.14%	0.17%
Portfolio Turnover Rate	30%	35%	34%	21%	32%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
129 | Janus Investment Fund

Janus Henderson Global Real Estate Fund – Class A Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$12.78	$10.43	$10.53	$14.65	$12.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.26	0.20	0.21	0.32
Net realized and unrealized gain/(loss)	(0.48)	2.40	(0.08)(2)	(3.55)	2.38
Total from Investment Operations	(0.23)	2.66	0.12	(3.34)	2.70
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.31)	(0.22)	(0.38)	(0.23)
Distributions (from capital gains)	—	—	—	(0.40)	—
Total Dividends and Distributions	(0.35)	(0.31)	(0.22)	(0.78)	(0.23)
Net Asset Value, End of Period	$12.20	$12.78	$10.43	$10.53	$14.65
Total Return*	(1.71)%	25.87%	1.08%	(24.19)%	22.32%
Net Assets, End of Period (in thousands)	$11,134	$12,584	$9,944	$11,566	$15,294
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.99%	0.99%	1.20%	1.27%	1.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.99%	1.20%	1.27%	1.23%
Ratio of Net Investment Income/(Loss)	2.08%	2.31%	1.80%	1.56%	2.25%
Portfolio Turnover Rate	61%	87%	66%	68%	77%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

130 | Janus Investment Fund

Janus Henderson Global Real Estate Fund – Class C Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$12.48	$10.19	$10.28	$14.34	$11.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.16	0.11	0.10	0.18
Net realized and unrealized gain/(loss)	(0.46)	2.35	(0.07)(2)	(3.46)	2.37
Total from Investment Operations	(0.32)	2.51	0.04	(3.36)	2.55
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.22)	(0.13)	(0.30)	(0.19)
Distributions (from capital gains)	—	—	—	(0.40)	—
Total Dividends and Distributions	(0.28)	(0.22)	(0.13)	(0.70)	(0.19)
Net Asset Value, End of Period	$11.88	$12.48	$10.19	$10.28	$14.34
Total Return*	(2.52)%	24.87%	0.36%	(24.81)%	21.34%
Net Assets, End of Period (in thousands)	$1,578	$2,404	$3,249	$4,548	$6,766
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.87%	1.83%	1.99%	2.00%	2.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.75%	1.79%	1.99%	2.00%	2.03%
Ratio of Net Investment Income/(Loss)	1.25%	1.49%	1.00%	0.75%	1.31%
Portfolio Turnover Rate	61%	87%	66%	68%	77%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

131 | Janus Investment Fund

Janus Henderson Global Real Estate Fund – Class S Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$12.73	$10.39	$10.48	$14.59	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.24	0.19	0.19	0.29
Net realized and unrealized gain/(loss)	(0.48)	2.39	(0.08)(2)	(3.54)	2.37
Total from Investment Operations	(0.26)	2.63	0.11	(3.35)	2.66
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.29)	(0.20)	(0.36)	(0.22)
Distributions (from capital gains)	—	—	—	(0.40)	—
Total Dividends and Distributions	(0.33)	(0.29)	(0.20)	(0.76)	(0.22)
Net Asset Value, End of Period	$12.14	$12.73	$10.39	$10.48	$14.59
Total Return*	(1.96)%	25.67%	1.02%	(24.37)%	22.03%
Net Assets, End of Period (in thousands)	$6,211	$7,358	$7,085	$7,238	$9,178
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.18%	1.16%	1.38%	1.46%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.16%	1.37%	1.45%	1.43%
Ratio of Net Investment Income/(Loss)	1.88%	2.14%	1.66%	1.38%	2.06%
Portfolio Turnover Rate	61%	87%	66%	68%	77%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

132 | Janus Investment Fund

Janus Henderson Global Real Estate Fund – Class I Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$12.88	$10.51	$10.60	$14.75	$12.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.29	0.23	0.24	0.34
Net realized and unrealized gain/(loss)	(0.48)	2.42	(0.07)(2)	(3.58)	2.41
Total from Investment Operations	(0.21)	2.71	0.16	(3.34)	2.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.34)	(0.25)	(0.41)	(0.25)
Distributions (from capital gains)	—	—	—	(0.40)	—
Total Dividends and Distributions	(0.38)	(0.34)	(0.25)	(0.81)	(0.25)
Net Asset Value, End of Period	$12.29	$12.88	$10.51	$10.60	$14.75
Total Return*	(1.54)%	26.17%	1.42%	(24.04)%	22.56%
Net Assets, End of Period (in thousands)	$151,287	$192,605	$241,439	$383,144	$551,129
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.73%	0.73%	0.97%	1.03%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.73%	0.97%	1.03%	1.00%
Ratio of Net Investment Income/(Loss)	2.28%	2.57%	2.00%	1.77%	2.44%
Portfolio Turnover Rate	61%	87%	66%	68%	77%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

133 | Janus Investment Fund

Janus Henderson Global Real Estate Fund – Class N Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$12.88	$10.51	$10.61	$14.76	$12.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.30	0.25	0.26	0.35
Net realized and unrealized gain/(loss)	(0.46)	2.42	(0.09)(2)	(3.58)	2.42
Total from Investment Operations	(0.19)	2.72	0.16	(3.32)	2.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.35)	(0.26)	(0.43)	(0.25)
Distributions (from capital gains)	—	—	—	(0.40)	—
Total Dividends and Distributions	(0.39)	(0.35)	(0.26)	(0.83)	(0.25)
Net Asset Value, End of Period	$12.30	$12.88	$10.51	$10.61	$14.76
Total Return*	(1.39)%	26.30%	1.45%	(23.94)%	22.80%
Net Assets, End of Period (in thousands)	$52,634	$106,918	$96,342	$82,484	$114,928
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.65%	0.62%	0.84%	0.92%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.62%	0.84%	0.92%	0.90%
Ratio of Net Investment Income/(Loss)	2.29%	2.66%	2.22%	1.88%	2.49%
Portfolio Turnover Rate	61%	87%	66%	68%	77%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

134 | Janus Investment Fund

Janus Henderson Global Real Estate Fund – Class T Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$12.87	$10.50	$10.60	$14.75	$12.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.26	0.27	0.22	0.23	0.32
Net realized and unrealized gain/(loss)	(0.48)	2.42	(0.09)(2)	(3.59)	2.42
Total from Investment Operations	(0.22)	2.69	0.13	(3.36)	2.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.32)	(0.23)	(0.39)	(0.24)
Distributions (from capital gains)	—	—	—	(0.40)	—
Total Dividends and Distributions	(0.36)	(0.32)	(0.23)	(0.79)	(0.24)
Net Asset Value, End of Period	$12.29	$12.87	$10.50	$10.60	$14.75
Total Return*	(1.61)%	26.02%	1.19%	(24.15)%	22.49%
Net Assets, End of Period (in thousands)	$48,592	$63,136	$66,270	$87,895	$121,737
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.89%	0.87%	1.10%	1.17%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.87%	1.10%	1.17%	1.14%
Ratio of Net Investment Income/(Loss)	2.15%	2.42%	1.91%	1.65%	2.30%
Portfolio Turnover Rate	61%	87%	66%	68%	77%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

135 | Janus Investment Fund

Janus Henderson Global Research Fund – Class A Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$118.11	$90.46	$75.40	$110.18	$89.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41(2)	0.62(3)	0.62	0.41	0.23
Net realized and unrealized gain/(loss)	20.93	31.49	17.74	(23.60)	23.77
Total from Investment Operations	21.34	32.11	18.36	(23.19)	24.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.65)	(0.62)	(0.52)	(0.16)	(0.16)
Distributions (from capital gains)	(8.19)	(3.84)	(2.78)	(11.43)	(3.26)
Total Dividends and Distributions	(8.84)	(4.46)	(3.30)	(11.59)	(3.42)
Net Asset Value, End of Period	$130.61	$118.11	$90.46	$75.40	$110.18
Total Return*	19.09%	36.88%	24.94%	(23.60)%	27.28%
Net Assets, End of Period (in thousands)	$32,871	$33,722	$19,068	$17,175	$24,310
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.13%	0.97%(4)	0.92%	1.03%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	0.97%	0.92%	1.03%	1.17%
Ratio of Net Investment Income/(Loss)	0.34%(2)	0.59%(3)	0.71%	0.43%	0.23%
Portfolio Turnover Rate	33%	28%	24%	33%	25%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.06 and 0.05%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.05%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

136 | Janus Investment Fund

Janus Henderson Global Research Fund – Class C Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$112.55	$86.48	$72.28	$106.56	$87.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.54)(2)	(0.22)(3)	(0.02)	(0.21)	(0.45)
Net realized and unrealized gain/(loss)	19.91	30.13	17.00	(22.64)	23.08
Total from Investment Operations	19.37	29.91	16.98	(22.85)	22.63
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(8.19)	(3.84)	(2.78)	(11.43)	(3.26)
Total Dividends and Distributions	(8.19)	(3.84)	(2.78)	(11.43)	(3.26)
Net Asset Value, End of Period	$123.73	$112.55	$86.48	$72.28	$106.56
Total Return*	18.16%	35.79%	23.99%	(24.09)%	26.42%
Net Assets, End of Period (in thousands)	$3,471	$2,385	$2,437	$2,971	$4,491
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.92%	1.76%(4)	1.68%	1.68%	1.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.92%	1.76%	1.68%	1.68%	1.85%
Ratio of Net Investment Income/(Loss)	(0.48)%(2)	(0.22)%(3)	(0.02)%	(0.23)%	(0.45)%
Portfolio Turnover Rate	33%	28%	24%	33%	25%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.06 and 0.05%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.05%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

137 | Janus Investment Fund

Janus Henderson Global Research Fund – Class S Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$118.37	$90.67	$75.58	$110.34	$89.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24(2)	0.46(3)	0.50	0.32	0.28
Net realized and unrealized gain/(loss)	21.04	31.57	17.78	(23.65)	23.70
Total from Investment Operations	21.28	32.03	18.28	(23.33)	23.98
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.49)	(0.41)	—	—
Distributions (from capital gains)	(8.19)	(3.84)	(2.78)	(11.43)	(3.26)
Total Dividends and Distributions	(8.53)	(4.33)	(3.19)	(11.43)	(3.26)
Net Asset Value, End of Period	$131.12	$118.37	$90.67	$75.58	$110.34
Total Return*	18.96%	36.65%	24.76%	(23.66)%	27.23%
Net Assets, End of Period (in thousands)	$23,227	$21,491	$16,766	$14,034	$24,088
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.24%	1.13%(4)	1.07%	1.13%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%	1.13%	1.06%	1.12%	1.21%
Ratio of Net Investment Income/(Loss)	0.20%(2)	0.44%(3)	0.57%	0.33%	0.27%
Portfolio Turnover Rate	33%	28%	24%	33%	25%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.06 and 0.05%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.05%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

138 | Janus Investment Fund

Janus Henderson Global Research Fund – Class I Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$118.82	$90.99	$75.93	$110.96	$90.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.75(2)	0.92(3)	0.89	0.75	0.64
Net realized and unrealized gain/(loss)	21.11	31.64	17.83	(23.73)	23.90
Total from Investment Operations	21.86	32.56	18.72	(22.98)	24.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.95)	(0.89)	(0.88)	(0.62)	(0.45)
Distributions (from capital gains)	(8.19)	(3.84)	(2.78)	(11.43)	(3.26)
Total Dividends and Distributions	(9.14)	(4.73)	(3.66)	(12.05)	(3.71)
Net Asset Value, End of Period	$131.54	$118.82	$90.99	$75.93	$110.96
Total Return*	19.48%	37.25%	25.31%	(23.33)%	27.78%
Net Assets, End of Period (in thousands)	$266,951	$182,801	$119,712	$100,359	$145,610
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.82%	0.70%(4)	0.62%	0.68%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.70%	0.62%	0.68%	0.79%
Ratio of Net Investment Income/(Loss)	0.63%(2)	0.87%(3)	1.01%	0.78%	0.61%
Portfolio Turnover Rate	33%	28%	24%	33%	25%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.06 and 0.05%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.05%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

139 | Janus Investment Fund

Janus Henderson Global Research Fund – Class N Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$116.22	$89.09	$74.42	$109.00	$88.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.87(2)	0.99(3)	0.93	0.80	0.69
Net realized and unrealized gain/(loss)	20.57	30.92	17.46	(23.27)	23.48
Total from Investment Operations	21.44	31.91	18.39	(22.47)	24.17
Less Dividends and Distributions:
Dividends (from net investment income)	(1.04)	(0.94)	(0.94)	(0.68)	(0.51)
Distributions (from capital gains)	(8.19)	(3.84)	(2.78)	(11.43)	(3.26)
Total Dividends and Distributions	(9.23)	(4.78)	(3.72)	(12.11)	(3.77)
Net Asset Value, End of Period	$128.43	$116.22	$89.09	$74.42	$109.00
Total Return*	19.56%	37.34%	25.40%	(23.28)%	27.85%
Net Assets, End of Period (in thousands)	$99,398	$38,550	$36,233	$30,831	$43,521
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.75%	0.62%(4)	0.56%	0.62%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.62%	0.56%	0.62%	0.73%
Ratio of Net Investment Income/(Loss)	0.76%(2)	0.97%(3)	1.08%	0.85%	0.67%
Portfolio Turnover Rate	33%	28%	24%	33%	25%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.06 and 0.05%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.05%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

140 | Janus Investment Fund

Janus Henderson Global Research Fund – Class R Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$115.92	$88.77	$74.11	$108.69	$88.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.09)(2)	0.16(3)	0.25	0.08	(0.10)
Net realized and unrealized gain/(loss)	20.60	30.96	17.45	(23.23)	23.48
Total from Investment Operations	20.51	31.12	17.70	(23.15)	23.38
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.13)	(0.26)	—	—
Distributions (from capital gains)	(8.19)	(3.84)	(2.78)	(11.43)	(3.26)
Total Dividends and Distributions	(8.19)	(3.97)	(3.04)	(11.43)	(3.26)
Net Asset Value, End of Period	$128.24	$115.92	$88.77	$74.11	$108.69
Total Return*	18.64%	36.28%	24.43%	(23.87)%	26.87%
Net Assets, End of Period (in thousands)	$9,820	$8,572	$6,985	$8,123	$9,736
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.52%	1.40%(4)	1.34%	1.39%	1.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.51%	1.40%	1.33%	1.39%	1.50%
Ratio of Net Investment Income/(Loss)	(0.07)%(2)	0.16%(3)	0.29%	0.09%	(0.10)%
Portfolio Turnover Rate	33%	28%	24%	33%	25%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.06 and 0.05%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.05%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

141 | Janus Investment Fund

Janus Henderson Global Research Fund – Class T Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$116.15	$89.04	$74.35	$108.88	$88.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.56(2)	0.73(3)	0.73	0.58	0.45
Net realized and unrealized gain/(loss)	20.61	30.96	17.46	(23.25)	23.47
Total from Investment Operations	21.17	31.69	18.19	(22.67)	23.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.73)	(0.74)	(0.72)	(0.43)	(0.32)
Distributions (from capital gains)	(8.19)	(3.84)	(2.78)	(11.43)	(3.26)
Total Dividends and Distributions	(8.92)	(4.58)	(3.50)	(11.86)	(3.58)
Net Asset Value, End of Period	$128.40	$116.15	$89.04	$74.35	$108.88
Total Return*	19.29%	37.04%	25.10%	(23.45)%	27.55%
Net Assets, End of Period (in thousands)	$1,565,642	$1,398,267	$1,072,375	$916,960	$1,307,732
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.98%	0.87%(4)	0.80%	0.86%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.86%	0.79%	0.84%	0.96%
Ratio of Net Investment Income/(Loss)	0.48%(2)	0.71%(3)	0.85%	0.62%	0.44%
Portfolio Turnover Rate	33%	28%	24%	33%	25%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.06 and 0.05%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.05%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

142 | Janus Investment Fund

Janus Henderson Global Select Fund – Class A Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$20.30	$16.62	$14.17	$19.70	$15.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.18(2)	0.16	0.14	0.10
Net realized and unrealized gain/(loss)	2.81	4.93	2.69	(3.38)	4.91
Total from Investment Operations	2.89	5.11	2.85	(3.24)	5.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.16)	(0.11)	(0.10)	(0.12)
Distributions (from capital gains)	(1.66)	(1.27)	(0.29)	(2.19)	(0.75)
Total Dividends and Distributions	(1.84)	(1.43)	(0.40)	(2.29)	(0.87)
Net Asset Value, End of Period	$21.35	$20.30	$16.62	$14.17	$19.70
Total Return*	15.25%	32.99%	20.26%	(18.45)%	32.96%
Net Assets, End of Period (in thousands)	$11,748	$11,383	$7,207	$5,582	$7,039
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.01%	1.02%(3)	1.04%	1.04%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.02%	1.04%	1.04%	1.03%
Ratio of Net Investment Income/(Loss)	0.39%	0.95%(2)	0.95%	0.83%	0.56%
Portfolio Turnover Rate	48%	36%	46%	56%	37%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in April and August 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.06%, respectively.

(3)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in April and August 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

143 | Janus Investment Fund

Janus Henderson Global Select Fund – Class C Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$19.03	$15.65	$13.42	$18.82	$14.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.09)	0.02(2)	0.01	—(3)	(0.06)
Net realized and unrealized gain/(loss)	2.62	4.66	2.56	(3.21)	4.71
Total from Investment Operations	2.53	4.68	2.57	(3.21)	4.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.03)	(0.05)	—	—
Distributions (from capital gains)	(1.66)	(1.27)	(0.29)	(2.19)	(0.75)
Total Dividends and Distributions	(1.71)	(1.30)	(0.34)	(2.19)	(0.75)
Net Asset Value, End of Period	$19.85	$19.03	$15.65	$13.42	$18.82
Total Return*	14.23%	31.98%	19.24%	(19.14)%	31.84%
Net Assets, End of Period (in thousands)	$1,398	$922	$721	$564	$586
Ratios to Average Net Assets:
Ratio of Gross Expenses	2.09%	2.06%(4)	2.10%	2.16%	2.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.91%	1.74%	1.93%	1.87%	1.88%
Ratio of Net Investment Income/(Loss)	(0.50)%	0.10%(2)	0.07%	0.02%	(0.33)%
Portfolio Turnover Rate	48%	36%	46%	56%	37%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in April and August 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.06%, respectively.

(3)	Less than $0.005 on a per share basis.
(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in April and August 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

144 | Janus Investment Fund

Janus Henderson Global Select Fund – Class S Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$20.33	$16.63	$14.21	$19.71	$15.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.12(2)	0.13	0.08	0.03
Net realized and unrealized gain/(loss)	2.82	4.94	2.69	(3.39)	4.93
Total from Investment Operations	2.83	5.06	2.82	(3.31)	4.96
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.09)	(0.11)	—	(0.07)
Distributions (from capital gains)	(1.66)	(1.27)	(0.29)	(2.19)	(0.75)
Total Dividends and Distributions	(1.79)	(1.36)	(0.40)	(2.19)	(0.82)
Net Asset Value, End of Period	$21.37	$20.33	$16.63	$14.21	$19.71
Total Return*	14.89%	32.56%	19.96%	(18.75)%	32.57%
Net Assets, End of Period (in thousands)	$286	$266	$154	$82	$139
Ratios to Average Net Assets:
Ratio of Gross Expenses	2.45%	2.75%(3)	2.88%	3.97%	2.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.29%	1.29%	1.32%	1.37%	1.36%
Ratio of Net Investment Income/(Loss)	0.04%	0.64%(2)	0.76%	0.42%	0.16%
Portfolio Turnover Rate	48%	36%	46%	56%	37%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in April and August 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.06%, respectively.

(3)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in April and August 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

145 | Janus Investment Fund

Janus Henderson Global Select Fund – Class I Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$20.23	$16.57	$14.15	$19.68	$15.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.21(2)	0.20	0.19	0.16
Net realized and unrealized gain/(loss)	2.79	4.91	2.68	(3.38)	4.89
Total from Investment Operations	2.92	5.12	2.88	(3.19)	5.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.19)	(0.17)	(0.15)	(0.15)
Distributions (from capital gains)	(1.66)	(1.27)	(0.29)	(2.19)	(0.75)
Total Dividends and Distributions	(1.89)	(1.46)	(0.46)	(2.34)	(0.90)
Net Asset Value, End of Period	$21.26	$20.23	$16.57	$14.15	$19.68
Total Return*	15.49%	33.20%	20.55%	(18.23)%	33.31%
Net Assets, End of Period (in thousands)	$128,127	$103,842	$53,550	$24,004	$22,347
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.80%	0.80%(3)	0.80%	0.77%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.80%	0.80%	0.77%	0.77%
Ratio of Net Investment Income/(Loss)	0.65%	1.12%(2)	1.24%	1.12%	0.83%
Portfolio Turnover Rate	48%	36%	46%	56%	37%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in April and August 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.06%, respectively.

(3)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in April and August 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

146 | Janus Investment Fund

Janus Henderson Global Select Fund – Class N Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$20.20	$16.53	$14.11	$19.64	$15.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.24(2)	0.21	0.20	0.17
Net realized and unrealized gain/(loss)	2.80	4.90	2.68	(3.37)	4.88
Total from Investment Operations	2.93	5.14	2.89	(3.17)	5.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.20)	(0.18)	(0.17)	(0.16)
Distributions (from capital gains)	(1.66)	(1.27)	(0.29)	(2.19)	(0.75)
Total Dividends and Distributions	(1.91)	(1.47)	(0.47)	(2.36)	(0.91)
Net Asset Value, End of Period	$21.22	$20.20	$16.53	$14.11	$19.64
Total Return*	15.60%	33.47%	20.69%	(18.21)%	33.41%
Net Assets, End of Period (in thousands)	$35,479	$58,735	$44,845	$21,395	$26,130
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.69%	0.68%(3)	0.69%	0.69%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.68%	0.69%	0.69%	0.68%
Ratio of Net Investment Income/(Loss)	0.65%	1.32%(2)	1.26%	1.18%	0.90%
Portfolio Turnover Rate	48%	36%	46%	56%	37%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in April and August 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.06%, respectively.

(3)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in April and August 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

147 | Janus Investment Fund

Janus Henderson Global Select Fund – Class R Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$19.83	$16.28	$13.88	$19.36	$15.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	0.08(2)	0.07	0.05	—(3)
Net realized and unrealized gain/(loss)	2.73	4.82	2.64	(3.31)	4.82
Total from Investment Operations	2.71	4.90	2.71	(3.26)	4.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.08)	(0.02)	(0.03)	—
Distributions (from capital gains)	(1.66)	(1.27)	(0.29)	(2.19)	(0.75)
Total Dividends and Distributions	(1.79)	(1.35)	(0.31)	(2.22)	(0.75)
Net Asset Value, End of Period	$20.75	$19.83	$16.28	$13.88	$19.36
Total Return*	14.63%	32.22%	19.62%	(18.89)%	32.19%
Net Assets, End of Period (in thousands)	$1,428	$376	$147	$120	$123
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.95%	2.98%(4)	3.49%	3.67%	3.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%	1.56%	1.58%	1.62%	1.60%
Ratio of Net Investment Income/(Loss)	(0.10)%	0.44%(2)	0.44%	0.27%	(0.02)%
Portfolio Turnover Rate	48%	36%	46%	56%	37%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in April and August 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.06%, respectively.

(3)	Less than $0.005 on a per share basis.
(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in April and August 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

148 | Janus Investment Fund

Janus Henderson Global Select Fund – Class T Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$20.20	$16.55	$14.11	$19.63	$15.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.19(2)	0.18	0.17	0.13
Net realized and unrealized gain/(loss)	2.79	4.90	2.68	(3.37)	4.88
Total from Investment Operations	2.89	5.09	2.86	(3.20)	5.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.17)	(0.13)	(0.13)	(0.13)
Distributions (from capital gains)	(1.66)	(1.27)	(0.29)	(2.19)	(0.75)
Total Dividends and Distributions	(1.86)	(1.44)	(0.42)	(2.32)	(0.88)
Net Asset Value, End of Period	$21.23	$20.20	$16.55	$14.11	$19.63
Total Return*	15.34%	33.06%	20.46%	(18.36)%	33.15%
Net Assets, End of Period (in thousands)	$709,299	$659,864	$521,890	$450,713	$587,159
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.93%	0.93%(3)	0.93%	0.92%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.91%	0.91%	0.91%	0.91%
Ratio of Net Investment Income/(Loss)	0.51%	1.01%(2)	1.10%	0.96%	0.68%
Portfolio Turnover Rate	48%	36%	46%	56%	37%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in April and August 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.06%, respectively.

(3)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in April and August 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

149 | Janus Investment Fund

Janus Henderson Global Sustainable Equity Fund – Class A Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$16.24	$12.21	$10.37	$14.16	$11.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	—(2)	0.04	0.02	0.02
Net realized and unrealized gain/(loss)	1.89	4.04	1.82	(3.67)	3.00
Total from Investment Operations	1.87	4.04	1.86	(3.65)	3.02
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	(0.02)	(0.01)	(0.03)
Distributions (from capital gains)	—	—	—	(0.13)	(0.01)
Total Dividends and Distributions	—	(0.01)	(0.02)	(0.14)	(0.04)
Net Asset Value, End of Period	$18.11	$16.24	$12.21	$10.37	$14.16
Total Return*	11.51%	33.14%	17.98%	(26.05)%	27.05%
Net Assets, End of Period (in thousands)	$335	$346	$259	$182	$181
Ratios to Average Net Assets:
Ratio of Gross Expenses	2.92%	2.99%	3.19%	3.18%	4.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.23%	1.17%	1.05%	1.06%
Ratio of Net Investment Income/(Loss)	(0.15)%	(0.02)%	0.34%	0.15%	0.12%
Portfolio Turnover Rate	37%	25%	20%	33%	12%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Less than $0.005 on a per share basis.
150 | Janus Investment Fund

Janus Henderson Global Sustainable Equity Fund – Class C Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$16.23	$12.20	$10.39	$14.13	$11.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.04)	(0.01)	0.04	0.07	(0.01)
Net realized and unrealized gain/(loss)	1.89	4.04	1.83	(3.68)	3.01
Total from Investment Operations	1.85	4.03	1.87	(3.61)	3.00
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.06)	—(2)	(0.02)
Distributions (from capital gains)	—	—	—	(0.13)	(0.01)
Total Dividends and Distributions	—	—	(0.06)	(0.13)	(0.03)
Net Asset Value, End of Period	$18.08	$16.23	$12.20	$10.39	$14.13
Total Return*	11.40%	33.03%	18.02%	(25.79)%	26.91%
Net Assets, End of Period (in thousands)	$168	$138	$104	$61	$77
Ratios to Average Net Assets:
Ratio of Gross Expenses	4.21%	4.53%	5.48%	5.34%	6.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.35%	1.31%	1.20%	0.59%	1.19%
Ratio of Net Investment Income/(Loss)	(0.26)%	(0.10)%	0.34%	0.57%	(0.04)%
Portfolio Turnover Rate	37%	25%	20%	33%	12%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Less than $0.005 on a per share basis.
151 | Janus Investment Fund

Janus Henderson Global Sustainable Equity Fund – Class S Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$16.26	$12.20	$10.37	$14.15	$11.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.03	0.06	0.04	—(2)
Net realized and unrealized gain/(loss)	1.90	4.04	1.83	(3.68)	3.01
Total from Investment Operations	1.92	4.07	1.89	(3.64)	3.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.01)	(0.06)	(0.01)	(0.02)
Distributions (from capital gains)	—	—	—	(0.13)	(0.01)
Total Dividends and Distributions	(0.03)	(0.01)	(0.06)	(0.14)	(0.03)
Net Asset Value, End of Period	$18.15	$16.26	$12.20	$10.37	$14.15
Total Return*	11.80%	33.38%	18.29%	(25.98)%	27.05%
Net Assets, End of Period (in thousands)	$93	$83	$62	$53	$71
Ratios to Average Net Assets:
Ratio of Gross Expenses	5.44%	5.96%	6.82%	6.24%	6.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	1.00%	0.99%	0.83%	1.11%
Ratio of Net Investment Income/(Loss)	0.10%	0.21%	0.50%	0.32%	0.03%
Portfolio Turnover Rate	37%	25%	20%	33%	12%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Less than $0.005 on a per share basis.
152 | Janus Investment Fund

Janus Henderson Global Sustainable Equity Fund – Class I Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$16.23	$12.20	$10.39	$14.19	$11.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.03	0.05	0.02	0.04
Net realized and unrealized gain/(loss)	1.89	4.04	1.83	(3.66)	3.00
Total from Investment Operations	1.93	4.07	1.88	(3.64)	3.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.04)	(0.07)	(0.03)	(0.03)
Distributions (from capital gains)	—	—	—	(0.13)	(0.01)
Total Dividends and Distributions	(0.02)	(0.04)	(0.07)	(0.16)	(0.04)
Net Asset Value, End of Period	$18.14	$16.23	$12.20	$10.39	$14.19
Total Return*	11.88%	33.42%	18.10%	(25.97)%	27.25%
Net Assets, End of Period (in thousands)	$22,771	$4,049	$2,678	$3,991	$11,353
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.66%	1.89%	1.98%	1.57%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	1.01%	1.01%	0.92%	0.87%
Ratio of Net Investment Income/(Loss)	0.21%	0.20%	0.44%	0.11%	0.29%
Portfolio Turnover Rate	37%	25%	20%	33%	12%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
153 | Janus Investment Fund

Janus Henderson Global Sustainable Equity Fund – Class N Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$16.35	$12.29	$10.43	$14.23	$11.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.05	0.08	0.04	0.05
Net realized and unrealized gain/(loss)	1.91	4.07	1.83	(3.69)	3.00
Total from Investment Operations	1.95	4.12	1.91	(3.65)	3.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.06)	(0.05)	(0.02)	—
Distributions (from capital gains)	—	—	—	(0.13)	(0.01)
Total Dividends and Distributions	(0.05)	(0.06)	(0.05)	(0.15)	(0.01)
Net Asset Value, End of Period	$18.25	$16.35	$12.29	$10.43	$14.23
Total Return*	11.94%	33.62%	18.33%	(25.93)%	27.30%
Net Assets, End of Period (in thousands)	$2,379	$2,210	$1,494	$1,250	$1,449
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.76%	1.82%	1.97%	1.73%	2.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.87%	0.86%	0.86%	0.86%
Ratio of Net Investment Income/(Loss)	0.22%	0.35%	0.64%	0.31%	0.33%
Portfolio Turnover Rate	37%	25%	20%	33%	12%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
154 | Janus Investment Fund

Janus Henderson Global Sustainable Equity Fund – Class R Shares
	Years ended September 30
	2025	2024	2023	2022	2021(1)
Net Asset Value, Beginning of Period	$16.29	$12.22	$10.40	$14.13	$13.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)	0.02	0.06	0.08	(0.03)
Net realized and unrealized gain/(loss)	1.90	4.05	1.83	(3.68)	1.08
Total from Investment Operations	1.89	4.07	1.89	(3.60)	1.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—	(0.07)	—	—
Distributions (from capital gains)	—	—	—	(0.13)	—
Total Dividends and Distributions	(0.01)	—	(0.07)	(0.13)	—
Net Asset Value, End of Period	$18.17	$16.29	$12.22	$10.40	$14.13
Total Return*	11.62%	33.31%	18.21%	(25.72)%	8.03%
Net Assets, End of Period (in thousands)	$92	$77	$51	$40	$54
Ratios to Average Net Assets:
Ratio of Gross Expenses	5.68%	6.58%	8.16%	7.35%	7.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.08%	1.01%	0.57%	1.46%
Ratio of Net Investment Income/(Loss)	(0.03)%	0.13%	0.50%	0.59%	(0.27)%
Portfolio Turnover Rate	37%	25%	20%	33%	12%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Period from January 28, 2021 (inception date) through September 30, 2021.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
155 | Janus Investment Fund

Janus Henderson Global Sustainable Equity Fund – Class T Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$16.28	$12.24	$10.38	$14.18	$11.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(—)(2)	0.01	0.05	0.01	0.01
Net realized and unrealized gain/(loss)	1.90	4.06	1.83	(3.68)	3.01
Total from Investment Operations	1.90	4.07	1.88	(3.67)	3.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.03)	(0.02)	—(2)	(0.01)
Distributions (from capital gains)	—	—	—	(0.13)	(0.01)
Total Dividends and Distributions	(0.01)	(0.03)	(0.02)	(0.13)	(0.02)
Net Asset Value, End of Period	$18.17	$16.28	$12.24	$10.38	$14.18
Total Return*	11.68%	33.30%	18.08%	(26.12)%	27.02%
Net Assets, End of Period (in thousands)	$749	$629	$597	$540	$697
Ratios to Average Net Assets:
Ratio of Gross Expenses	2.31%	2.38%	2.44%	2.25%	2.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.11%	1.09%	1.09%	1.09%
Ratio of Net Investment Income/(Loss)	(0.01)%	0.10%	0.39%	0.05%	0.10%
Portfolio Turnover Rate	37%	25%	20%	33%	12%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Less than $0.005 on a per share basis.
156 | Janus Investment Fund

Janus Henderson Global Technology and Innovation Fund – Class A Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$64.39	$43.62	$31.58	$59.21	$50.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.28)	(0.20)	(0.12)	(0.22)	(0.27)
Net realized and unrealized gain/(loss)	16.69	21.37	12.16	(18.76)	13.83
Total from Investment Operations	16.41	21.17	12.04	(18.98)	13.56
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(7.27)	(0.40)	—	(8.65)	(4.80)
Total Dividends and Distributions	(7.27)	(0.40)	—	(8.65)	(4.80)
Net Asset Value, End of Period	$73.53	$64.39	$43.62	$31.58	$59.21
Total Return*	27.59%	48.85%	38.13%	(37.50)%	28.19%
Net Assets, End of Period (in thousands)	$352,222	$313,262	$213,742	$182,141	$319,194
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.00%	0.98%	1.00%	0.99%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.98%	1.00%	0.99%	0.98%
Ratio of Net Investment Income/(Loss)	(0.45)%	(0.36)%	(0.31)%	(0.49)%	(0.47)%
Portfolio Turnover Rate	49%	30%	43%	47%	43%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
157 | Janus Investment Fund

Janus Henderson Global Technology and Innovation Fund – Class C Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$53.70	$36.71	$26.76	$51.77	$44.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.59)	(0.52)	(0.33)	(0.42)	(0.56)
Net realized and unrealized gain/(loss)	13.62	17.91	10.28	(15.94)	12.22
Total from Investment Operations	13.03	17.39	9.95	(16.36)	11.66
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(7.27)	(0.40)	—	(8.65)	(4.80)
Total Dividends and Distributions	(7.27)	(0.40)	—	(8.65)	(4.80)
Net Asset Value, End of Period	$59.46	$53.70	$36.71	$26.76	$51.77
Total Return*	26.69%	47.75%	37.18%	(37.88)%	27.37%
Net Assets, End of Period (in thousands)	$82,124	$75,671	$56,246	$50,614	$101,860
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.70%	1.73%	1.68%	1.58%	1.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.70%	1.73%	1.68%	1.58%	1.64%
Ratio of Net Investment Income/(Loss)	(1.14)%	(1.11)%	(0.99)%	(1.09)%	(1.13)%
Portfolio Turnover Rate	49%	30%	43%	47%	43%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
158 | Janus Investment Fund

Janus Henderson Global Technology and Innovation Fund – Class S Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$62.14	$42.19	$30.59	$57.73	$49.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.39)	(0.30)	(0.18)	(0.29)	(0.36)
Net realized and unrealized gain/(loss)	16.05	20.65	11.78	(18.20)	13.51
Total from Investment Operations	15.66	20.35	11.60	(18.49)	13.15
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(7.27)	(0.40)	—	(8.65)	(4.80)
Total Dividends and Distributions	(7.27)	(0.40)	—	(8.65)	(4.80)
Net Asset Value, End of Period	$70.53	$62.14	$42.19	$30.59	$57.73
Total Return*	27.36%	48.57%	37.92%	(37.63)%	27.95%
Net Assets, End of Period (in thousands)	$37,954	$33,266	$23,734	$17,985	$27,069
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.19%	1.17%	1.18%	1.18%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.17%	1.18%	1.17%	1.17%
Ratio of Net Investment Income/(Loss)	(0.64)%	(0.55)%	(0.48)%	(0.68)%	(0.66)%
Portfolio Turnover Rate	49%	30%	43%	47%	43%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
159 | Janus Investment Fund

Janus Henderson Global Technology and Innovation Fund – Class I Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$68.15	$46.05	$33.25	$61.76	$52.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.15)	(0.08)	(0.03)	(0.12)	(0.14)
Net realized and unrealized gain/(loss)	17.78	22.58	12.83	(19.74)	14.38
Total from Investment Operations	17.63	22.50	12.80	(19.86)	14.24
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.08)
Distributions (from capital gains)	(7.27)	(0.40)	—	(8.65)	(4.80)
Total Dividends and Distributions	(7.27)	(0.40)	—	(8.65)	(4.88)
Net Asset Value, End of Period	$78.51	$68.15	$46.05	$33.25	$61.76
Total Return*	27.88%	49.17%	38.50%	(37.36)%	28.48%
Net Assets, End of Period (in thousands)	$1,391,587	$1,081,199	$773,769	$644,388	$1,189,917
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.78%	0.75%	0.76%	0.76%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.75%	0.76%	0.76%	0.75%
Ratio of Net Investment Income/(Loss)	(0.22)%	(0.13)%	(0.07)%	(0.26)%	(0.24)%
Portfolio Turnover Rate	49%	30%	43%	47%	43%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
160 | Janus Investment Fund

Janus Henderson Global Technology and Innovation Fund – Class N Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$67.39	$45.50	$32.83	$61.03	$51.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.09)	(0.03)	0.01	(0.08)	(0.09)
Net realized and unrealized gain/(loss)	17.58	22.32	12.66	(19.47)	14.21
Total from Investment Operations	17.49	22.29	12.67	(19.55)	14.12
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.10)
Distributions (from capital gains)	(7.27)	(0.40)	—	(8.65)	(4.80)
Total Dividends and Distributions	(7.27)	(0.40)	—	(8.65)	(4.90)
Net Asset Value, End of Period	$77.61	$67.39	$45.50	$32.83	$61.03
Total Return*	27.99%	49.30%	38.59%	(37.29)%	28.59%
Net Assets, End of Period (in thousands)	$401,343	$317,317	$173,761	$115,297	$175,740
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.69%	0.66%	0.67%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.66%	0.67%	0.67%	0.67%
Ratio of Net Investment Income/(Loss)	(0.13)%	(0.04)%	0.01%	(0.17)%	(0.16)%
Portfolio Turnover Rate	49%	30%	43%	47%	43%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
161 | Janus Investment Fund

Janus Henderson Global Technology and Innovation Fund – Class T Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$66.27	$44.85	$32.43	$60.53	$51.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.24)	(0.16)	(0.09)	(0.19)	(0.23)
Net realized and unrealized gain/(loss)	17.23	21.98	12.51	(19.26)	14.11
Total from Investment Operations	16.99	21.82	12.42	(19.45)	13.88
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.02)
Distributions (from capital gains)	(7.27)	(0.40)	—	(8.65)	(4.80)
Total Dividends and Distributions	(7.27)	(0.40)	—	(8.65)	(4.82)
Net Asset Value, End of Period	$75.99	$66.27	$44.85	$32.43	$60.53
Total Return*	27.69%	48.97%	38.30%	(37.45)%	28.26%
Net Assets, End of Period (in thousands)	$2,237,505	$1,902,533	$1,290,671	$1,045,715	$1,958,570
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.93%	0.91%	0.92%	0.91%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.90%	0.90%	0.90%	0.91%
Ratio of Net Investment Income/(Loss)	(0.37)%	(0.28)%	(0.21)%	(0.41)%	(0.40)%
Portfolio Turnover Rate	49%	30%	43%	47%	43%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
162 | Janus Investment Fund

Janus Henderson Overseas Fund – Class A Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$49.00	$40.98	$34.10	$43.91	$33.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.50(2)	0.59(3)	0.28	0.63	0.43
Net realized and unrealized gain/(loss)	6.92	8.04	7.14	(10.09)	10.64
Total from Investment Operations	7.42	8.63	7.42	(9.46)	11.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.62)	(0.61)	(0.54)	(0.35)	(0.24)
Total Dividends and Distributions	(0.62)	(0.61)	(0.54)	(0.35)	(0.24)
Net Asset Value, End of Period	$55.80	$49.00	$40.98	$34.10	$43.91
Total Return*	15.37%	21.33%	21.80%	(21.71)%	33.54%
Net Assets, End of Period (in thousands)	$217,330	$212,180	$209,483	$19,008	$21,130
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.16%(4)	1.18%(5)	1.17%	1.22%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.18%	1.17%	1.22%	1.22%
Ratio of Net Investment Income/(Loss)	1.01%(2)	1.31%(3)	0.66%	1.53%	1.03%
Portfolio Turnover Rate	42%	45%	42%	32%	27%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.03 and 0.06%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.04 and 0.09%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

163 | Janus Investment Fund

Janus Henderson Overseas Fund – Class C Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$47.82	$40.11	$33.48	$43.14	$32.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15(2)	0.26(3)	0.08	0.36	(0.02)
Net realized and unrealized gain/(loss)	6.79	7.90	6.94	(10.02)	10.58
Total from Investment Operations	6.94	8.16	7.02	(9.66)	10.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.45)	(0.39)	—	—
Total Dividends and Distributions	(0.21)	(0.45)	(0.39)	—	—
Net Asset Value, End of Period	$54.55	$47.82	$40.11	$33.48	$43.14
Total Return*	14.59%	20.56%	20.98%	(22.39)%	32.41%
Net Assets, End of Period (in thousands)	$9,643	$11,625	$14,765	$1,941	$1,295
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.83%(4)	1.83%(5)	1.82%	2.13%	2.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.83%	1.83%	1.82%	2.09%	2.06%
Ratio of Net Investment Income/(Loss)	0.31%(2)	0.58%(3)	0.19%	0.90%	(0.04)%
Portfolio Turnover Rate	42%	45%	42%	32%	27%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Returns shown exclude any applicable sales charges.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.03 and 0.06%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.04 and 0.09%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

164 | Janus Investment Fund

Janus Henderson Overseas Fund – Class S Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$48.68	$40.61	$33.77	$43.48	$32.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.49(2)	0.55(3)	0.52	0.59	0.38
Net realized and unrealized gain/(loss)	6.86	7.98	6.80	(10.00)	10.55
Total from Investment Operations	7.35	8.53	7.32	(9.41)	10.93
Less Dividends and Distributions:
Dividends (from net investment income)	(0.58)	(0.46)	(0.48)	(0.30)	(0.22)
Total Dividends and Distributions	(0.58)	(0.46)	(0.48)	(0.30)	(0.22)
Net Asset Value, End of Period	$55.45	$48.68	$40.61	$33.77	$43.48
Total Return*	15.33%	21.21%	21.72%	(21.77)%	33.43%
Net Assets, End of Period (in thousands)	$152,676	$136,644	$121,809	$101,257	$130,076
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.19%(4)	1.29%(5)	1.29%	1.31%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.29%	1.29%	1.31%	1.31%
Ratio of Net Investment Income/(Loss)	1.00%(2)	1.23%(3)	1.28%	1.43%	0.92%
Portfolio Turnover Rate	42%	45%	42%	32%	27%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.03 and 0.06%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.04 and 0.09%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

165 | Janus Investment Fund

Janus Henderson Overseas Fund – Class I Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$48.82	$40.73	$33.89	$43.68	$32.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.67(2)	0.75(3)	0.72	0.83	0.72
Net realized and unrealized gain/(loss)	6.88	7.96	6.79	(10.11)	10.41
Total from Investment Operations	7.55	8.71	7.51	(9.28)	11.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.77)	(0.62)	(0.67)	(0.51)	(0.36)
Total Dividends and Distributions	(0.77)	(0.62)	(0.67)	(0.51)	(0.36)
Net Asset Value, End of Period	$55.60	$48.82	$40.73	$33.89	$43.68
Total Return*	15.76%	21.68%	22.21%	(21.46)%	33.96%
Net Assets, End of Period (in thousands)	$1,561,066	$1,622,258	$1,261,147	$532,808	$312,685
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.81%(4)	0.90%(5)	0.90%	0.92%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.90%	0.90%	0.92%	0.90%
Ratio of Net Investment Income/(Loss)	1.36%(2)	1.65%(3)	1.73%	2.05%	1.72%
Portfolio Turnover Rate	42%	45%	42%	32%	27%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.03 and 0.06%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.04 and 0.09%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

166 | Janus Investment Fund

Janus Henderson Overseas Fund – Class N Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$48.60	$40.54	$33.73	$43.43	$32.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.70(2)	0.75(3)	0.77	0.84	0.64
Net realized and unrealized gain/(loss)	6.86	7.97	6.73	(10.02)	10.46
Total from Investment Operations	7.56	8.72	7.50	(9.18)	11.10
Less Dividends and Distributions:
Dividends (from net investment income)	(0.81)	(0.66)	(0.69)	(0.52)	(0.39)
Total Dividends and Distributions	(0.81)	(0.66)	(0.69)	(0.52)	(0.39)
Net Asset Value, End of Period	$55.35	$48.60	$40.54	$33.73	$43.43
Total Return*	15.88%	21.83%	22.31%	(21.37)%	34.06%
Net Assets, End of Period (in thousands)	$582,931	$321,875	$171,597	$70,342	$61,263
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.69%(4)	0.80%(5)	0.79%	0.81%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.80%	0.79%	0.81%	0.81%
Ratio of Net Investment Income/(Loss)	1.42%(2)	1.67%(3)	1.87%	2.07%	1.54%
Portfolio Turnover Rate	42%	45%	42%	32%	27%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.03 and 0.06%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.04 and 0.09%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

167 | Janus Investment Fund

Janus Henderson Overseas Fund – Class R Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$48.26	$40.26	$33.48	$43.10	$32.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.36(2)	0.43(3)	0.42	0.47	0.27
Net realized and unrealized gain/(loss)	6.81	7.92	6.73	(9.90)	10.48
Total from Investment Operations	7.17	8.35	7.15	(9.43)	10.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.35)	(0.37)	(0.19)	(0.13)
Total Dividends and Distributions	(0.44)	(0.35)	(0.37)	(0.19)	(0.13)
Net Asset Value, End of Period	$54.99	$48.26	$40.26	$33.48	$43.10
Total Return*	15.03%	20.91%	21.39%	(21.97)%	33.12%
Net Assets, End of Period (in thousands)	$24,479	$23,356	$22,305	$18,008	$24,155
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.45%(4)	1.55%(5)	1.55%	1.56%	1.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.45%	1.55%	1.55%	1.56%	1.56%
Ratio of Net Investment Income/(Loss)	0.73%(2)	0.95%(3)	1.02%	1.16%	0.66%
Portfolio Turnover Rate	42%	45%	42%	32%	27%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.03 and 0.06%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.04 and 0.09%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

168 | Janus Investment Fund

Janus Henderson Overseas Fund – Class T Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$48.73	$40.66	$33.81	$43.53	$32.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.61(2)	0.66(3)	0.65	0.69	0.49
Net realized and unrealized gain/(loss)	6.88	7.97	6.79	(9.99)	10.56
Total from Investment Operations	7.49	8.63	7.44	(9.30)	11.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.70)	(0.56)	(0.59)	(0.42)	(0.32)
Total Dividends and Distributions	(0.70)	(0.56)	(0.59)	(0.42)	(0.32)
Net Asset Value, End of Period	$55.52	$48.73	$40.66	$33.81	$43.53
Total Return*	15.64%	21.49%	22.05%	(21.56)%	33.78%
Net Assets, End of Period (in thousands)	$557,060	$521,052	$484,446	$399,703	$534,168
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.94%(4)	1.04%(5)	1.04%	1.05%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	1.03%	1.03%	1.04%	1.05%
Ratio of Net Investment Income/(Loss)	1.24%(2)	1.46%(3)	1.59%	1.68%	1.19%
Portfolio Turnover Rate	42%	45%	42%	32%	27%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.03 and 0.06%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.04 and 0.09%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

169 | Janus Investment Fund

Appendix A – intermediary sales charge waivers and discounts

AMERIPRISE FINANCIAL
The following information is provided by Ameriprise Financial:
Sales Charge Reductions and Waivers Available from Certain Financial Intermediaries
The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described below. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly through another financial intermediary to receive these reductions or waivers.
*********
Ameriprise Financial
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
•
Transaction size breakpoints, as described in this prospectus or the SAI.
•
Rights of accumulation (ROA), as described in this prospectus or the SAI.
•
Letter of intent, as described in this prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
•
shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
•
shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•
shares purchased from the proceeds of redemptions from another fund in the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
170 | Janus Investment Fund

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
•
redemptions due to death or disability of the shareholder
•
shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI
•
redemptions made in connection with a return of excess contributions from an IRA account
•
shares purchased through a Right of Reinstatement (as defined above)
•
redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

EDWARD JONES
The following information is provided by Edward D. Jones & Co., L.P. (“Edward Jones”):
Policies Regarding Transactions Through Edward Jones
Effective on or after January 1, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the same fund family, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
171 | Janus Investment Fund

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):
•
The redemption and repurchase occur in the same account.
•
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA. The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•
Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•
Purchases of Class 529 shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•
Shares exchanged in an Edward Jones fee-based program.
•
Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
Minimum Balances
•
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•
A fee-based account held on an Edward Jones platform
•
A 529 account held on an Edward Jones platform
•
An account with an active systematic investment plan or LOI
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

172 | Janus Investment Fund

J.P. MORGAN SECURITIES
The following information is provided by J.P. Morgan Securities LLC:
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
•
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•
Shares purchased through rights of reinstatement.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
•
A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
•
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
•
Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
•
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

MERRILL
The following information is provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”):
Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly through another intermediary to be eligible for waivers or discounts not listed below.
173 | Janus Investment Fund

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans
(including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of
Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP
IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD
Supplement.

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MORGAN STANLEY
The following information is provided by Morgan Stanley Wealth Management:
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or Statement of Additional Information.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•
Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES
The following information is provided by Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates:
Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or Statement of Additional Information.
Front-end sales load waivers on Class A shares available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
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•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

STIFEL
The following information has been provided by Stifel Nicolaus & Company, Inc. (“Stifel”):
Effective October 28, 2025, shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible fund family assets held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A money market funds not assessed a sales charge. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
•
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere
176 | Janus Investment Fund

provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
•
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•
Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the same fund family.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
•
Shares from rollovers into Stifel from retirement plans to IRAs.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund family, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
•
Purchases of Class 529-A shares through a rollover from another 529 plan.
•
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
•
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•
Shares acquired through a right of reinstatement.
•
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•
Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
•
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

UBS Financial Services Inc.
The following information is provided by UBS Financial Services Inc.:
UBS Financial Services Inc. (“UBS”) may offer Class I Shares to its retail brokerage clients whose Shares are held in omnibus accounts at UBS, or its designee, without a sales charge, load or 12b-1 distribution/service fee. For these clients UBS may charge commissions or transaction fees with respect to brokerage transactions in Class I Shares. Such fees are imposed by UBS for its retail brokerage clients, not the Fund, and are not paid by other purchasers of Class I Shares. The imposition of such fees by UBS does not impact the net asset value calculated after your order for Class I Shares is received by the Fund. Please contact your UBS representative for more information about these fees and other eligibility requirements.

WELLS FARGO
The following information has been provided by Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”):
Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
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Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Class A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:
•
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.
Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:
•
Shares purchased through a rollover from another 529 plan.
•
Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information.
•
Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A front-end load discounts
Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:
•
Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.
•
Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.
•
Gift of shares will not be considered when determining breakpoint discounts
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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid federal income taxes and interest that a Fund must pay if these investments are profitable, regardless of whether such income is distributed as a taxable dividend by the Fund to its holders of common stock, the Fund may make various elections (if available) permitted by the tax laws. These elections could require that a Fund recognize taxable income regardless of whether the Fund receives any distributions from such PFIC, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
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Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Private placements are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Rule 144A securities are securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but that may be resold to certain institutional investors.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Currency swaps involve the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap’s inception.
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward foreign currency contracts, swaps, and futures contracts.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward foreign currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial
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indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. Futures contracts are standardized and traded on designated exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments.
Inflation index swaps involve the exchange by a Fund with another party of its respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended. Funds are classified as either diversified or nondiversified. To be classified as diversified under the Investment Company Act of 1940, as amended, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as nondiversified under the Investment Company Act of 1940, as amended, on the other hand, has the flexibility to take larger positions in securities than a fund that is classified as diversified. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the Investment Company Act of 1940, as amended, is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash.
Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.
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When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

MSCI ESG Ratings
As of January 13, 2026, MSCI uses a rules-based methodology to identify industry leaders and laggards according to their exposure to environmental, social, and governance (“ESG”) risks and how well they manage those risks relative to peers, and their ESG ratings range from leader (AAA, AA), average (A, BBB, BB), to laggard (B, CCC).
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You can make inquiries and request other information, including a Statement of Additional Information, annual report, semiannual report, or Fund financial statements (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The Funds’ Statement of Additional Information, most recent annual and semiannual reports, and Fund financial statements are also available, free of charge, at janushenderson.com/info. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports and in Form N-CSR. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal period. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements. Other information is also available from financial intermediaries that sell Shares of the Funds.
The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. Reports and other information about the Funds are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-1879.

▼ January 28, 2026
Janus Investment Fund
Prospectus

Class D Shares Ticker
Global & International Equity
Janus Henderson European Focus Fund	HFEDX
Janus Henderson Global Equity Income Fund	HFQDX
Janus Henderson Global Life Sciences Fund	JNGLX
Janus Henderson Global Real Estate Fund	JNGSX
Janus Henderson Global Research Fund	JANWX
Janus Henderson Global Select Fund	JANRX
Janus Henderson Global Sustainable Equity Fund	JEDTX
Janus Henderson Global Technology and Innovation Fund	JNGTX
Janus Henderson Overseas Fund	JNOSX

Eliminate Paper Mail. Set up e-Delivery of prospectuses, annual reports, and statements at janushenderson.com/edelivery.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes nine portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund (the “Trust”). Janus Henderson Investors US LLC (the “Adviser”) serves as investment adviser to each Fund.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class D Shares (the “Shares”) are offered by this Prospectus. The Shares are offered directly through the Janus Henderson funds to eligible investors by calling 1-800-525-3713 or at janushenderson.com/individual. The Shares are not offered through financial intermediaries.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Fund summary
Janus Henderson European Focus Fund	2
Janus Henderson Global Equity Income Fund	8
Janus Henderson Global Life Sciences Fund	14
Janus Henderson Global Real Estate Fund	20
Janus Henderson Global Research Fund	26
Janus Henderson Global Select Fund	31
Janus Henderson Global Sustainable Equity Fund	37
Janus Henderson Global Technology and Innovation Fund	43
Janus Henderson Overseas Fund	49
Additional information about the Funds
Fees and expenses	55
Additional investment strategies and general portfolio policies	55
Risks of the Funds	63
Management of the Funds
Investment adviser	73
Management expenses	74
Portfolio management	76
Other information	80
Distributions and taxes	81
Shareholder’s manual
Doing business with Janus Henderson	84
Pricing of fund shares	88
Administrative services fees	90
Payments to financial intermediaries by the Adviser or its affiliates	90
Paying for shares	91
Exchanges	92
Payment of redemption proceeds	93
Excessive trading	95
Shareholder services and account policies	97
Financial highlights	100
Glossary of investment terms	109
1 | Janus Investment Fund

Fund summary

Janus Henderson European Focus Fund
Ticker:	HFEDX	Class D Shares

Investment Objective
Janus Henderson European Focus Fund seeks long-term capital appreciation primarily through investment in equities of European companies.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.99%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	1.25%
Fee Waiver and/or Expense Reimbursement(1)	0.16%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.09%

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses) exceed 0.96% for at least a one-year period commencing on January 28, 2026. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 111	$ 381	$ 671	$ 1,497

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of European companies. The Fund generally invests in a portfolio of 35-60 equity securities. Equity securities include common stocks and related securities. European companies are broadly defined to include any company that meets one or more of the following tests: (i) its country of organization, its primary business office and/or the principal trading market of its stock are located in Europe, (ii) 50% or more of its assets are located in Europe, or (iii) 50% or more of its revenues are derived from Europe.
Portfolio management seeks investments that will increase in value by emphasizing stock selection. Stock selection is based on an opportunistic approach which seeks to utilize stock specific criteria described below and global market and industry dynamics that are expected to drive stock prices of European companies. Portfolio management will invest in both “growth” stocks that portfolio management believes are reasonably priced and “value” stocks that are, in portfolio management’s
2 | Janus Henderson European Focus Fund

opinion, undervalued. Companies are evaluated using a broad range of criteria, including: (i) a company’s financial strength; (ii) competitive position in its industry; and (iii) projected future earnings and cash flows.
The Fund generally invests in companies located in Western European countries such as the United Kingdom, Belgium, Germany, Norway, the Netherlands, Denmark, Switzerland, Finland, Sweden, Portugal, France, Austria, Ireland, Italy and Spain. The Fund may, under unusual circumstances, invest in a single country or a limited number of countries.
In evaluating investment opportunities in various market conditions, portfolio management conducts fundamental research that considers factors such as a company’s historic and projected return on capital, the quality of a company’s management, and a company’s historical valuations, as well as valuation relative to the wider market.
The Fund will generally consider selling a stock when, in portfolio management’s opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, its earnings are disappointing, or its revenue growth has slowed. The Fund will also consider selling a stock if portfolio management believes that negative country, sector, or regional factors may affect the company’s outlook, or, in portfolio management’s opinion, a superior investment opportunity arises or to meet cash requirements.
The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, portfolio management generally will invest across countries, industry groups and/or security types.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio of European companies, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
3 | Janus Henderson European Focus Fund

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
•
European Investments Risk. The economies and markets of European countries are often closely connected and interdependent. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of European currencies, default or threat of a default by a European country on its sovereign debt, and budget deficits and recessions among European countries may have a significant adverse effect on the economies of other European countries and major trading partners outside Europe.
Issuer Concentration Risk. The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders in a taxable account.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more
4 | Janus Henderson European Focus Fund

volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on June 5, 2017. The performance shown for Class D Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of Henderson European Focus Fund (the “Predecessor Fund”), calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund on June 2, 2017. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the merger automatically exchanged for Class D Shares of the Fund following the merger. If Class D Shares of the Fund had been available during periods prior to June 5, 2017, the performance shown may have been different because the Fund and the Predecessor Fund have different expenses. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
5 | Janus Henderson European Focus Fund

Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	20.78%	Worst Quarter:	4th Quarter 2018	– 21.03%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years	Since Inception 8/31/01
Class D Shares
Return Before Taxes	40.20%	11.20%	8.26%	12.04%
Return After Taxes on Distributions	39.90%	10.89%	7.95%	11.27%
Return After Taxes on Distributions and Sale of Fund Shares	24.25%	8.95%	6.75%	10.44%
MSCI Europe IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	35.41%	10.30%	8.52%	6.54%

The Fund’s broad-based benchmark index is the MSCI Europe Index. The index is described below.
•
The MSCI Europe Index is designed to measure developed market equity performance in Europe.
After-tax returns are calculated using distributions for the Predecessor Fund’s Class A Shares for the period prior to June 5, 2017. If Class D Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Marc Schartz, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since June 2024. Robert Schramm-Fuchs is Executive Vice President and Lead Portfolio Manager of the Fund, which he has managed or co-managed since March 2019.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50
6 | Janus Henderson European Focus Fund

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
7 | Janus Henderson European Focus Fund

Fund summary

Janus Henderson Global Equity Income Fund
Ticker:	HFQDX	Class D Shares

Investment Objectives
Janus Henderson Global Equity Income Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.65%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.85%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 87	$ 271	$ 471	$ 1,049

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 175% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. The Fund invests in U.S. and non-U.S. issuers and will typically invest at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. An issuer is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. The Fund has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries.
In selecting investments, portfolio management primarily seeks to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of portfolio management, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of metrics, including price to earnings ratios, balance sheet strength, valuation relative to asset values, return on equity, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.
8 | Janus Henderson Global Equity Income Fund

For its investments in common stocks, the Fund seeks to invest in securities that portfolio management believes have the potential for growth of income and capital over time. Portfolio management may shift the Fund’s assets among various types of income-producing securities based on changing market conditions. The Fund does not limit its investments to companies of any particular size. However, in an attempt to reduce portfolio risks, portfolio management generally will invest across countries, industry groups and/or security types.
Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, portfolio management believes that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks (stocks of well-established, undervalued companies that portfolio management believes offer the potential for income and long-term capital appreciation). Portfolio management may, however, invest in smaller and less seasoned issuers.
In selecting investments, the Fund also considers environmental, social, and governance (“ESG”) factors (“ESG Factors”) and a company’s management of ESG risks that may have a significant impact on the company’s growth, valuation, profits, cash flow, and dividends. Such factors may include corporate governance, human capital and diversity, climate change, disclosure transparency, and business ethics. The Fund evaluates ESG Factors and risks, using third-party data and internally-generated analysis, which may include assessments of a company’s alignment with international commitments, a review of ESG investment risk reports, and corporate engagement. At portfolio management’s discretion, the Fund will engage with a company’s senior management to seek to better understand improvements in ESG reporting and disclosure, environmental performance, and strategic positioning in relation to key sustainability trends. The Fund may invest in companies whose ESG practices are evolving, with the expectation that these engagement efforts will result in improvements over time, and will consider selling a security if a company is not responsive to such engagement efforts. The Fund does not consider ESG Factors and risks in managing the Fund’s exposure to cash and cash equivalents and certain derivatives, such as forward foreign currency contracts used for hedging purposes.
The Fund may seek to enhance the level of dividend income it receives by engaging in regional rotation trading. In a regional rotation trade, the Fund would sell a stock that has declared its dividend and no longer trades with an entitlement to the dividend, and purchase a stock in another region that is about to declare a dividend. By entering into a series of such trades, the Fund seeks to augment the amount of dividend income it receives over the course of a year.
The Fund has no limits on the geographic asset distribution of its investments, but the Fund does not expect to invest more than 25% of its assets in securities of companies based in emerging markets. The Fund may invest in companies domiciled in any country that portfolio management believes to be appropriate to the Fund’s objectives. The Fund may, under unusual circumstances, invest in a single country or a limited number of countries.
The Fund will generally consider selling a security when, in portfolio management’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in portfolio management’s opinion, a superior investment opportunity arises or if it has become overvalued. Also, the Fund will consider selling a security as part of the Fund’s regional rotation trading strategy.
The Fund may invest its assets in derivatives. Derivative instruments have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Fund invests or to hedge portfolio risk. In particular, the Fund may invest in derivatives such as forward foreign currency contracts to offset risks associated with currency exposure.
The Fund may engage in active and frequent trading to achieve its investment objectives, and the Fund’s regional rotation strategy may increase the rate of portfolio turnover.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking a global, income-producing equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may
9 | Janus Henderson Global Equity Income Fund

be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
•
European Investments Risk. The economies and markets of European countries are often closely connected and interdependent. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of European currencies, default or threat of a default by a European country on its sovereign debt, and budget deficits and recessions among European countries may have a significant adverse effect on the economies of other European countries and major trading partners outside Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.
Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
10 | Janus Henderson Global Equity Income Fund

Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders in a taxable account.
Emerging Markets Risk. Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty may default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund may lose the net amount of the payments that it contractually is entitled to receive. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on June 5, 2017. The performance shown for Class D Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of Henderson Global Equity Income Fund (the “Predecessor Fund”), calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund on June 2, 2017. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in
11 | Janus Henderson Global Equity Income Fund

the merger automatically exchanged for Class D Shares of the Fund following the merger. If Class D Shares of the Fund had been available during periods prior to June 5, 2017, the performance shown may have been different because the Fund and the Predecessor Fund have different expenses. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	4th Quarter 2022	15.86%	Worst Quarter:	1st Quarter 2020	– 22.87%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years	Since Inception 11/30/06
Class D Shares
Return Before Taxes	29.93%	10.23%	7.75%	5.63%
Return After Taxes on Distributions	28.25%	8.53%	6.23%	4.45%
Return After Taxes on Distributions and Sale of Fund Shares(1)	19.58%	7.98%	6.10%	4.57%
MSCI World IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	21.09%	12.15%	12.17%	8.02%
85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	27.98%	10.74%	8.90%	5.47%

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
The Fund’s broad-based benchmark index is the MSCI World Index. The Fund’s additional benchmark index is the 85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index. The indices are described below.
•
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
•
The 85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World ex-USA High Dividend Yield Index (85%) and the MSCI
12 | Janus Henderson Global Equity Income Fund

USA High Dividend Yield Index (15%). The underlying indices reflect the performance of higher dividend yield large and mid-cap equities from (i) global developed and emerging markets excluding the U.S. and (ii) the U.S. markets.
After-tax returns are calculated using distributions for the Predecessor Fund’s Class A Shares for the period prior to June 5, 2017. If Class D Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Alex Crooke is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since its inception in November 2006. Job Curtis is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since its inception in November 2006. Charlotte Greville, CFA, is Co-Portfolio Manager of the Fund and has been a member of the Fund’s portfolio management team since July 2025. Ben Lofthouse, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since November 2014.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
13 | Janus Henderson Global Equity Income Fund

Fund summary

Janus Henderson Global Life Sciences Fund
Ticker:	JNGLX	Class D Shares

Investment Objective
Janus Henderson Global Life Sciences Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.64%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.81%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 83	$ 259	$ 450	$ 1,002

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that portfolio management believes have a life science orientation. In the Fund’s pursuit of companies with a life science orientation, the Fund has a fundamental policy to normally invest at least 25% of its total assets in securities of companies that are categorized in the “life sciences” sector, which may include companies in the following industry groups: pharmaceuticals; biotechnology; health care services; agriculture; cosmetics/personal care; and medical devices. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. So, for example, companies with a “life science orientation” include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. The Fund implements its investment policies by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. The Fund may invest in shares of companies through initial public offerings, private placements, and secondary offerings.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. In conducting the “bottom-up” analysis, portfolio management considers factors including a
14 | Janus Henderson Global Life Sciences Fund

company’s growth potential, the strength of a company’s management, and a company’s sustainable competitive advantages, returns on investment capital, and cash flow generation.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
Portfolio management also applies screens, which incorporate third-party inputs, to (i) seek to avoid investing in issuers that are United Nations Global Compact violators and (ii) seek to invest at least 80% of the Fund’s net assets, under normal circumstances, in issuers with an MSCI (or an equivalent third-party data provider, as determined by portfolio management) ESG rating of BB or higher.
The Fund will generally consider selling a stock when, in portfolio management’s opinion, the stock shows declining fundamentals, its competitive advantages have deteriorated, or if the stock reaches its targeted value. The Fund will also consider selling a stock if, in portfolio management’s opinion, a superior investment opportunity arises.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Industry and Sector Risk. The Fund may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility.
15 | Janus Henderson Global Life Sciences Fund

•
Life Sciences Sector Risk. Companies that are categorized in the “life sciences” sector, include companies in the following industry groups: pharmaceuticals, biotechnology, health care services, agriculture, cosmetic/personal care, and medical devices. These companies may share common characteristics and react similarly to market developments and investments in these companies may be more sensitive to changes in government funding or subsidies, new or anticipated legislative and regulatory changes, or technological advances which could affect their value.
•
Biotechnology Industry Risk. The biotechnology industry can be significantly affected by patent considerations, including the termination of patent protections for products, intense competition both domestically and internationally, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits.
•
Pharmaceuticals Industry Risk. Government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition can significantly affect the pharmaceuticals industry.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Initial Public Offering and Secondary Offering Risk. Initial public offerings (“IPOs”) and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. There can be no assurance that the Fund will identify favorable IPO and secondary offering investment opportunities.
ESG Investment Risk. Because the Fund considers ESG Factors in selecting securities, the Fund may perform differently than funds that do not consider ESG Factors. Due to the ESG considerations and exclusionary criteria employed by the Fund, the Fund may not be invested in certain issuers, and therefore may have lower performance than portfolios that do not apply similar criteria. ESG-related information provided by issuers and third parties, which portfolio management may utilize, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to consider their environmental or social practices may fall out of favor, which could potentially limit the Fund’s investment universe. There is also a risk that the issuers identified through the investment process employed by the Fund may fail to adhere to positive environmental or social practices, which may result in selling a security when it might otherwise be disadvantageous to do so.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Private Placements Risk. Investments in private placements could decrease the Fund’s liquidity profile or prevent the Fund from disposing of such securities promptly at advantageous prices. Private placements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available, and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value. Transaction costs may be higher for these securities, and the Fund may get only limited information about the issuer of a private placement security, so it may be less able to anticipate a loss.
16 | Janus Henderson Global Life Sciences Fund

Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments may also be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	21.04%	Worst Quarter:	1st Quarter 2020	– 13.64%

17 | Janus Henderson Global Life Sciences Fund

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years
Class D Shares
Return Before Taxes	24.83%	7.64%	10.15%
Return After Taxes on Distributions	23.48%	6.28%	8.68%
Return After Taxes on Distributions and Sale of Fund Shares	15.58%	5.66%	7.86%
MSCI World IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	21.09%	12.15%	12.17%
MSCI World Health Care IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	14.83%	6.43%	8.14%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	17.88%	14.42%	14.82%

The Fund’s broad-based benchmark index is the MSCI World Index, due to regulatory requirements. The Fund’s additional benchmark indices are the MSCI World Health Care Index and the S&P Index, as they are expected to more closely align with the Fund’s investment strategies and investment restrictions. The indices are described below.
•
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
•
The MSCI World Health Care Index is a capitalization-weighted index that measures the performance of health care stocks from developed market countries.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Andy Acker, CFA, is Executive Vice President and Lead Portfolio Manager of the Fund, which he has managed or co-managed since May 2007. Daniel Lyons, Ph.D., CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2023.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.
18 | Janus Henderson Global Life Sciences Fund

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
19 | Janus Henderson Global Life Sciences Fund

Fund summary

Janus Henderson Global Real Estate Fund
Ticker:	JNGSX	Class D Shares

Investment Objective
Janus Henderson Global Real Estate Fund seeks total return through a combination of capital appreciation and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees(1)	0.51%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.81%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 83	$ 259	$ 450	$ 1,002

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate-related companies. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities, such as foreign entities that have REIT characteristics and real estate operating companies (“REOCs”). The Fund may invest in shares of companies through initial public offerings and secondary offerings. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller or less seasoned issuers.
As a fundamental policy, the Fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The Fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the Fund’s investment objective and its policy on industry concentration.
Real estate-related industries are comprised of companies that, in the opinion of portfolio management, at the time of investment, generally (i) derive at least 50% of their revenue from ownership, construction, extraction, financing, management, operation, sales or development of real estate, or from businesses which have a clear relationship to these
20 | Janus Henderson Global Real Estate Fund

activities; (ii) have at least 50% of their assets in real estate; or (iii) have more than 50% of their net asset value accounted for by real estate.
A REIT is an entity dedicated to owning, and usually operating, income-producing real estate, or to financing real estate. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. Under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it generally distributes to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. A REOC is a publicly traded corporation that is engaged in real estate businesses, but that has not taken (or is not eligible for) the REIT tax election and therefore does not have a requirement to distribute any of its taxable income.
The Fund also invests in non-U.S. real estate and real estate-related companies. The Fund expects under normal market conditions to maintain investments in issuers that are economically tied to different countries throughout the world, including the United States. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries.
In choosing investments for the Fund, portfolio management applies a “bottom-up” approach that utilizes portfolio management’s knowledge of issuers in the Americas and the Asia Pacific, European, and Latin American regions. Factors that portfolio management considers in its fundamental analysis includes a company’s balance sheet, valuation, strength of management, property markets and sectors, economics, and capital markets in seeking to determine the appropriate risk-adjusted return. As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
To identify the universe of investible securities for the Fund, portfolio management also applies negative screens, which incorporate third-party inputs, to seek to avoid investing in (i) REITs that are involved in the operation of prison facilities and (ii) issuers that are United Nations Global Compact violators. At portfolio management’s discretion, the Fund will engage with companies regarding the adoption, or commitment to adopt, emission reduction targets. Under normal circumstances, the Fund will invest at least 10% of its assets in companies that have committed to such targets.
Portfolio management will generally consider selling a security if it believes that its future prospects have been accurately reflected in the market price, the company no longer meets the social or environmental criteria noted above, or if its original investment thesis has changed.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors interested in investments focused in the real estate industry or real estate-related industries, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Industry and Sector Risk. The Fund may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility.
•
Real Estate and Real Estate-Related Industries Risk. Investments in securities of real-estate related companies are subject to the risks associated with fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market
21 | Janus Henderson Global Real Estate Fund

saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost, and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other economic, political, or regulatory occurrences, including the impact of changes in environmental laws. In addition, a REIT could fail to qualify for tax-free pass-through of its federal income at the entity level under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including a Fund. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. The real estate industry is particularly sensitive to economic downturns and changes in interest rates. The ability to trade companies operating in real estate development and operations in the secondary market can be more limited compared to other equity investments, and certain REITs and REIT-like entities have relatively small market capitalizations, which can increase the volatility of the market price for their securities.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Initial Public Offering and Secondary Offering Risk. Initial public offerings (“IPOs”) and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as
22 | Janus Henderson Global Real Estate Fund

commissions and transaction costs. There can be no assurance that the Fund will identify favorable IPO and secondary offering investment opportunities.
Preferred Stock Risk. Preferred stock is subject to similar risks as common stock and debt securities. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
ESG Investment Risk. Because the Fund considers ESG Factors in selecting securities, the Fund may perform differently than funds that do not consider ESG Factors. Due to the ESG considerations and exclusionary criteria employed by the Fund, the Fund may not be invested in certain issuers within the real estate industry or real estate-related industries, and therefore may have lower performance than portfolios that do not apply similar criteria. ESG-related information provided by issuers and third parties, which portfolio management may utilize, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to consider their environmental or social practices may fall out of favor, which could potentially limit the Fund’s investment universe. There is also a risk that the issuers identified through the investment process employed by the Fund may fail to adhere to positive environmental or social practices, which may result in selling a security when it might otherwise be disadvantageous to do so.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	1st Quarter 2019	15.87%	Worst Quarter:	1st Quarter 2020	– 21.18%

23 | Janus Henderson Global Real Estate Fund

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years
Class D Shares
Return Before Taxes	9.46%	1.47%	5.31%
Return After Taxes on Distributions	8.25%	0.45%	4.05%
Return After Taxes on Distributions and Sale of Fund Shares(1)	5.79%	0.85%	3.76%
MSCI World IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	21.09%	12.15%	12.17%
FTSE EPRA Nareit Global Index (reflects no deduction for expenses, fees, or taxes)	11.04%	3.09%	4.03%
FTSE EPRA Nareit Global Net Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	9.96%	2.12%	3.10%

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
The Fund’s broad-based benchmark index is the MSCI World Index due to regulatory requirements. The Fund’s additional benchmark indices are the FTSE EPRA Nareit Global Index and the FTSE EPRA Nareit Global Net Index, which are expected to more closely align with the Fund’s investment strategies and investment restrictions. The indices are described below.
•
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
•
The FTSE EPRA Nareit Global Index and the FTSE EPRA Nareit Global Net Index are global market capitalization-weighted indices composed of listed real estate companies and real estate investment trusts in both developed and emerging market countries.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Guy Barnard, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since June 2017. Tim Gibson is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since June 2017. Greg Kuhl, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since March 2019.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York
24 | Janus Henderson Global Real Estate Fund

Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
25 | Janus Henderson Global Real Estate Fund

Fund summary

Janus Henderson Global Research Fund
Ticker:	JANWX	Class D Shares

Investment Objective
Janus Henderson Global Research Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees(1)	0.70%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.86%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 88	$ 274	$ 477	$ 1,061

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing primarily in common stocks. The Fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Fund typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. Because the Fund’s investments in foreign securities are partially based on the composition of the Fund’s benchmark index, the MSCI World Indexsm, the Fund’s exposure to foreign markets may fluctuate in connection with variations in the foreign exposure of the benchmark index.
The Adviser’s equity research analysts (the “Central Research Team”) select investments for the Fund that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations, styles, and geographies. The Central Research Team conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, (v) attractive valuation, and (vi) growth potential. Analysts bring their high-conviction ideas to their respective sector teams. Each sector team compares the appreciation and risk potential of its high-conviction ideas and constructs a sector sleeve that is intended to maximize the best risk-reward opportunities. The sector sleeves are then combined to form the Fund’s overall portfolio. The Portfolio Oversight Team, which includes portfolio management, oversees the overall portfolio to manage unintended style risks.
26 | Janus Henderson Global Research Fund

Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
The Fund’s portfolio management, which includes two analysts on the Central Research Team, oversees the investment process and is responsible for the day-to-day management of the Fund. Although the Fund’s exposure to certain sectors may be higher than to others, it is expected that the Fund will be broadly diversified among a variety of sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Central Research Team does not have high conviction in enough investment opportunities, the Fund’s uninvested assets may be held in cash or similar instruments.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular
27 | Janus Henderson Global Research Fund

country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
28 | Janus Henderson Global Research Fund

The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	21.41%	Worst Quarter:	1st Quarter 2020	– 20.60%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years
Class D Shares
Return Before Taxes	20.80%	12.40%	12.84%
Return After Taxes on Distributions	18.63%	10.52%	11.46%
Return After Taxes on Distributions and Sale of Fund Shares	13.84%	9.53%	10.36%
MSCI World IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	21.09%	12.15%	12.17%
MSCI All Country World IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	22.34%	11.19%	11.72%

The Fund’s broad-based benchmark index is the MSCI World Index. The Fund’s additional benchmark index is the MSCI All Country World Index. The indices are described below.
•
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
•
The MSCI All Country World Index is designed to measure equity market performance in global developed and emerging markets.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
29 | Janus Henderson Global Research Fund

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Joshua Cummings and John Jordan oversee the investment process and are primarily responsible for the day-to-day management of the Fund. Joshua Cummings, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2024. John Jordan is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2024.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
30 | Janus Henderson Global Research Fund

Fund summary

Janus Henderson Global Select Fund
Ticker:	JANRX	Class D Shares

Investment Objective
Janus Henderson Global Select Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.64%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.82%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 84	$ 262	$ 455	$ 1,014

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by normally investing in a portfolio of 40-65 domestic and foreign common stocks and normally investing at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. A security is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the company’s revenues are derived from outside of the United States; or (iii) a majority of the company’s assets are located outside of the United States. The Fund may invest in companies of any size throughout the world, from larger, well-established companies to smaller, emerging growth companies. The Fund may invest in emerging markets but will normally limit such investments to 30% of its net assets, measured at the time of purchase. As of September 30, 2025, the Fund held stocks of 50 companies. Of these holdings, 25 comprised approximately 71.07% of the Fund’s holdings.
Portfolio management applies a “bottom-up” approach in choosing investments that focuses on fundamental research and considers, among other factors, a company’s growth potential. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include a company’s growth potential. Portfolio management will generally consider selling a security when, among other things, the security no longer reflects portfolio management’s investment thesis, the security approaches or exceeds its targeted value, there has been a change in a security’s risk/reward potential, or a better idea is identified.
31 | Janus Henderson Global Select Fund

The Fund may also take long or short positions in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, commodities, currencies, interest rates, or market indices. The types of derivatives in which the Fund may invest include options, futures, swaps, warrants, and forward foreign currency contracts. The Fund may use derivatives to hedge, to earn income or enhance returns, as a substitute for securities in which the Fund invests, to increase or decrease the Fund’s exposure to a particular market, to adjust the Fund’s currency exposure relative to its benchmark index, to gain access to foreign markets where direct investment may be restricted or unavailable, or to manage the Fund’s risk profile.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.
Emerging Markets Risk. Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular
32 | Janus Henderson Global Select Fund

country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Issuer Concentration Risk. The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments.
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
•
European Investments Risk. The economies and markets of European countries are often closely connected and interdependent. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of European currencies, default or threat of a default by a European country on its sovereign debt, and budget deficits and recessions among European countries may have a significant adverse effect on the economies of other European countries and major trading partners outside Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
33 | Janus Henderson Global Select Fund

Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty may default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
34 | Janus Henderson Global Select Fund

Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	21.27%	Worst Quarter:	1st Quarter 2020	– 26.39%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years
Class D Shares
Return Before Taxes	19.50%	11.45%	12.01%
Return After Taxes on Distributions	16.72%	9.20%	10.19%
Return After Taxes on Distributions and Sale of Fund Shares	13.49%	8.71%	9.49%
MSCI All Country World IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	22.34%	11.19%	11.72%

The Fund’s broad-based benchmark index is the MSCI All Country World Index. The index is described below.
•
The MSCI All Country World Index is designed to measure equity market performance in global developed and emerging markets.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Julian McManus is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since January 2018. Christopher O’Malley, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2024.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption
35 | Janus Henderson Global Select Fund

requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
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Fund summary

Janus Henderson Global Sustainable Equity Fund
Ticker:	JEDTX	Class D Shares

Investment Objective
Janus Henderson Global Sustainable Equity Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.75%
Other Expenses	1.04%
Total Annual Fund Operating Expenses	1.79%
Fee Waiver and/or Expense Reimbursement(1)	0.80%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.99%

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses) exceed 0.85% for at least a one-year period commencing on January 28, 2026. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 101	$ 485	$ 895	$ 2,039

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund will typically invest in companies whose products and services are considered by portfolio management as contributing to positive environmental or social change and sustainable economic development, including those that are strategically aligned with environmental and social megatrends such as climate change, resource constraints, growing populations, and aging populations.
The Fund typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. The Fund’s investments may be in non-U.S. currency or U.S. dollar-denominated.
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The Fund generally invests in a core group of 50-70 equity securities, which consist primarily of common stocks, but may also include other types of instruments, such as depositary receipts and warrants. The Fund will invest primarily in larger, well-established companies but may also invest in mid-sized companies. The Fund’s uninvested assets may be held in cash or cash equivalents.
In selecting investments, portfolio management employs a “bottom-up” approach that focuses on fundamental research. To identify the universe of investible securities for the Fund, portfolio management first employs positive selection criteria that seeks to identify companies that derive at least 50% of their current or future expected revenues from at least one of ten environmental and social themes. Environmental themes include efficiency, cleaner energy, water management, environmental services, and sustainable transport. Social themes include sustainable property and finance, safety, quality of life, knowledge and technology, and health.
Next, portfolio management applies broad-based negative screens, which incorporate third-party inputs, to seek to avoid securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue from industries, activities, or assets considered by portfolio management to have a negative impact on society or the environment. A current list of such industries, activities, or assets, which may evolve over time, follows:
•
alcohol;
•
animal testing (non-medical);
•
chemicals of concern;
•
civilian firearms and ammunition;
•
controversial weapons;
•
conventional weapons;
•
fossil fuels;
•
fur;
•
gambling;
•
genetically modified organisms;
•
intensive farming;
•
pornography;
•
tobacco; and
•
United Nations Global Compact and Organization for Economic Co-operation and Development violators.
In selecting investments, portfolio management will then consider, among other factors, a company’s growth potential, competitive positioning, operational quality, and strategy. Portfolio management may also consider factors such as a company’s historic and projected return on capital, balance sheets, and financial models. Portfolio management will also consider environmental, social, and governance (“ESG”) factors (“ESG Factors”), which may include climate change, deforestation, biodiversity, human rights, company culture, community relations, board structure and diversity, executive pay, and corporate reporting. Portfolio management seeks to maintain a portfolio of securities that has:
•
a carbon footprint and carbon intensity that is at least 20% below the MSCI World Indexsm;
•
a weighted average exposure to companies with notable ESG controversies that is below the MSCI World Index; and
•
a weighted average exposure to companies with a hazardous waste ratio below the MSCI World Index.
At portfolio management’s discretion, the Fund will engage with a company’s management regarding matters that may include shareholder rights, governance and remuneration, climate change, carbon emissions, pollution, biodiversity, human capital, and diversity and inclusion.
Portfolio management evaluates and applies ESG and sustainable investment criteria relying on a mix of third-party data and internally-generated analyses based on information that may include web-based research reports from a company or independent sources, as well as corporate engagement. Portfolio management does not apply these ESG and sustainable investment criteria in managing the Fund’s exposure to cash and cash equivalents.
The Fund will generally consider selling a stock if, in portfolio management’s opinion, there has been a regulatory, industry, or position-level change that may impair a company’s revenue growth. The Fund will also consider selling a stock if, in portfolio management’s opinion, the company’s business model no longer meets the ESG and sustainable investment criteria employed in managing the Fund.
38 | Janus Henderson Global Sustainable Equity Fund

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it emphasizes certain themes and megatrends. As a result, at times, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector or that benefit from the same megatrend. Companies in the same industry or economic sector or that benefit from the same megatrend may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility.
•
Industrials Sector Risk. The industrials sector is comprised of companies that produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation and spending, import controls, and worldwide competition. In addition, companies may be adversely affected by environmental damages, product liability claims and exchange rates, and may face product obsolescence due to rapid technological developments and frequent new product introduction.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Sustainable Investment Risk. The Fund follows a sustainable investment approach by investing in companies that relate to certain sustainable development themes and demonstrate adherence to ESG practices. Accordingly, the Fund may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector, which may make the Fund more vulnerable to unfavorable developments in a particular sector than funds that invest more broadly. Additionally, due to its exclusionary criteria, the Fund may not be invested in certain industries or sectors, and therefore may have lower performance than portfolios that do not apply similar criteria. In addition, because sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Fund may be limited at times. Sustainability and ESG-related information provided by issuers and third parties, upon which portfolio management may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. As the regulatory landscape around responsible investing continues to evolve across regions, future rules and regulations may require the Fund to modify or alter its investment process. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in the Fund selling a security when it might otherwise be disadvantageous to do so.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
39 | Janus Henderson Global Sustainable Equity Fund

Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that portfolio management may not be successful in identifying investment opportunities that are aligned with the sustainable investment approach that the Fund employs. Accordingly, the Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.
Warrants Risk. The price, performance and liquidity of warrants to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
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Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2025	13.77%	Worst Quarter:	2nd Quarter 2022	– 17.79%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	Since Inception 6/25/20
Class D Shares
Return Before Taxes	16.78%	6.84%	11.48%
Return After Taxes on Distributions	16.39%	6.67%	11.32%
Return After Taxes on Distributions and Sale of Fund Shares	10.20%	5.35%	9.18%
MSCI World IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	21.09%	12.15%	15.27%

The Fund’s broad-based benchmark index is the MSCI World Index. The index is described below.
•
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Hamish Chamberlayne, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since inception. Aaron Scully, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since inception.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson,
41 | Janus Henderson Global Sustainable Equity Fund

P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
42 | Janus Henderson Global Sustainable Equity Fund

Fund summary

Janus Henderson Global Technology and Innovation Fund
Ticker:	JNGTX	Class D Shares

Investment Objective
Janus Henderson Global Technology and Innovation Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.64%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.81%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 83	$ 259	$ 450	$ 1,002

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that portfolio management believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:
•
companies that portfolio management believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and
•
companies that portfolio management believes rely extensively on technology in connection with their operations or services.
Some of the industries and companies likely to be represented in the Fund’s portfolio include e-commerce (companies doing business through the Internet); computer (hardware and software); communications (voice, data, and wireless); industrials; Internet (software, services, and infrastructure equipment); and media and entertainment.
The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. An issuer is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of
43 | Janus Henderson Global Technology and Innovation Fund

the issuer’s assets are located outside of the United States. The Fund may have exposure to emerging markets. From time to time, the Fund may invest in shares of companies through initial public offerings.
The Fund has a fundamental policy to invest 25% or more of the value of its total assets in the industries within the information technology sector in the aggregate.
The Fund is classified as nondiversified, which allows it to hold larger positions in more securities as compared to a fund that is classified as diversified.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include the strength of a company’s balance sheet and a company’s projected returns or growth rates. Portfolio management will generally consider selling a position when, among other things, the investment thesis for owning a position has changed or if the position exceeds its targeted value.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Industry and Sector Risk. The Fund may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
•
Semiconductor Industry Risk. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies typically face intense competition, potentially rapid product obsolescence and high capital costs and are dependent on third-party suppliers and the availability of materials. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Semiconductor companies are also affected by the economic performance of their customers.
44 | Janus Henderson Global Technology and Innovation Fund

•
Software Industry Risk. Software companies can be significantly affected by intense competition, aggressive pricing, technological innovation, product obsolescence, and the ability to attract and retain skilled employees. Software companies also may be dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Nondiversification Risk. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives the Fund’s portfolio management more flexibility to hold larger positions in more securities than a fund that is classified as diversified. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Initial Public Offering Risk. The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. There can be no assurance that the Fund will identify favorable IPO investment opportunities.
Emerging Markets Risk. Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies,
45 | Janus Henderson Global Technology and Innovation Fund

expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	32.53%	Worst Quarter:	2nd Quarter 2022	– 26.47%

46 | Janus Henderson Global Technology and Innovation Fund

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years
Class D Shares
Return Before Taxes	24.91%	13.52%	21.24%
Return After Taxes on Distributions	21.39%	11.48%	19.11%
Return After Taxes on Distributions and Sale of Fund Shares	17.25%	10.48%	17.62%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	17.88%	14.42%	14.82%
MSCI All Country World Information Technology IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	26.37%	17.13%	21.59%

The Fund’s broad-based benchmark index is the S&P 500 Index. The Fund’s additional benchmark index is the MSCI All Country World Information Technology Index. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
•
The MSCI All Country World Information Technology Index is a capitalization-weighted index that measures the performance of information technology securities from developed market countries and emerging market countries.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Jonathan Cofsky, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since March 2022. Denny Fish is Executive Vice President and Lead Portfolio Manager of the Fund, which he has managed or co-managed since January 2016.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
47 | Janus Henderson Global Technology and Innovation Fund

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
48 | Janus Henderson Global Technology and Innovation Fund

Fund summary

Janus Henderson Overseas Fund
Ticker:	JNOSX	Class D Shares

Investment Objective
Janus Henderson Overseas Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees(1)	0.64%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.83%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 85	$ 265	$ 460	$ 1,025

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. The Fund normally invests in a portfolio of 30-50 securities of issuers from several different countries, excluding the United States, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The Fund may invest up to 20% of its net assets, measured at the time of purchase, in U.S. issuers. An issuer is deemed to be from a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. The Fund may have significant exposure to emerging markets. The Fund typically invests in equity securities (such as stocks or any other security representing an ownership interest) in all market capitalizations.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Portfolio management will generally consider selling a security when, among other things, the security no longer reflects portfolio management’s investment thesis, the security approaches or exceeds its targeted value, there has been a change in a security’s risk/reward potential, or a better idea is identified.
49 | Janus Henderson Overseas Fund

The Fund may take long or short positions in derivatives. Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, commodities, currencies, interest rates, or market indices. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the securities in which the Fund may directly invest. The types of derivatives in which the Fund may invest include options, futures, swaps, warrants, and forward foreign currency contracts. The Fund may use derivatives to hedge, to earn income or enhance returns, as a substitute for securities in which the Fund invests, to increase or decrease the Fund’s exposure to a particular market, to adjust the Fund’s currency exposure relative to its benchmark index, to gain access to foreign markets where direct investment may be restricted or unavailable, or to manage the Fund’s risk profile.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an international equity portfolio, including common stocks. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Emerging Markets Risk. Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing
50 | Janus Henderson Overseas Fund

countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
Industry and Sector Risk. Although the Fund does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.
Issuer Concentration Risk. The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments.
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
•
European Investments Risk. The economies and markets of European countries are often closely connected and interdependent. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of European currencies, default or threat of a default by a European country on its sovereign debt, and budget deficits and recessions among European countries may have a significant adverse effect on the economies of other European countries and major trading partners outside Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks
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tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty may default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund may lose the net amount of the payments that it contractually is entitled to receive. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
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Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	4th Quarter 2020	21.11%	Worst Quarter:	1st Quarter 2020	– 24.85%

Average Annual Total Returns (periods ended 12/31/25)
	1 Year	5 Years	10 Years
Class D Shares
Return Before Taxes	28.76%	9.32%	9.15%
Return After Taxes on Distributions	28.45%	9.11%	8.95%
Return After Taxes on Distributions and Sale of Fund Shares	17.38%	7.46%	7.58%
MSCI All Country World ex-USA IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	32.39%	7.91%	8.41%

The Fund’s broad-based benchmark index is the MSCI All Country World ex-USA Index. The index is described below.
•
The MSCI All Country World ex-USA Index is designed to measure equity market performance in global developed and emerging markets outside the United States.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Julian McManus is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since January 2018. Christopher O’Malley, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2024.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption
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requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
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Additional information about the Funds

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended September 30, 2025.
•
“Annual Fund Operating Expenses” are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services, as well as reimbursement to the Adviser of its out-of-pocket costs for services as administrator. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by each Fund to the Adviser. Janus Henderson Global Real Estate Fund, Janus Henderson Global Research Fund, and Janus Henderson Overseas Fund each pay an investment advisory fee rate that adjusts up or down by a variable rate of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund’s performance relative to its benchmark index during a measurement period. This base fee rate, prior to any performance adjustment, is 0.75% for Janus Henderson Global Real Estate Fund, 0.60% for Janus Henderson Global Research Fund, and 0.64% for Janus Henderson Overseas Fund. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Other Expenses”
°
include an administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Henderson Services US LLC (the “Transfer Agent”), the Funds’ transfer agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion - $49.9 billion	0.10%
Over $49.9 billion	0.08%

°
include acquired fund fees and expenses, which are indirect expenses a Fund may incur as a result of investing in shares of an underlying fund, to the extent such expenses are less than 0.01%. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that a Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
°
may include reimbursement to the Transfer Agent of its out-of-pocket costs for arranging for the provision by third parties of certain servicing to shareholders.
°
include custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses.
•
The Adviser has contractually agreed to waive and/or reimburse certain Funds’ “Total Annual Fund Operating Expenses” to certain limits for at least a one-year period commencing on January 28, 2026. The expense limits are described in the “Management Expenses” section of this Prospectus. Because a fee waiver and/or reimbursement will have a positive effect upon a fund’s performance, a fund that pays a performance-based investment advisory fee may experience a performance adjustment that is considered favorable to the Adviser as a result of a fee waiver and/or reimbursement that is in place during the period when the performance adjustment applies.
•
All expenses in a Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. To the extent that a Fund has an 80% investment policy, the Fund will provide shareholders with at least 60 days’ notice prior to changing this policy. If there is a material change to a Fund’s investment objective or
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principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Fund Summary sections, including the types of securities each Fund may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Funds may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Fund’s composition can change over time. Except for the Funds’ policies with respect to illiquid investments, borrowing, and derivatives use, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit, other than illiquid investments, borrowing, and derivatives use, as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
Janus Henderson European Focus Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of European companies. Portfolio management seeks investments that will increase in value by emphasizing stock selection. Stock selection is based on an opportunistic approach which seeks to utilize stock specific criteria and global market and industry dynamics that are expected to drive stock prices of European companies. The Fund will generally consider selling a stock when, in portfolio management’s opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, its earnings are disappointing, or its revenue growth has slowed. The Fund will also consider selling a stock if portfolio management believes that negative country, sector, or regional factors may affect the company’s outlook, in portfolio management’s opinion, a superior investment opportunity arises or to meet cash requirements.
Janus Henderson Global Equity Income Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. In selecting investments, portfolio management primarily seeks to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of portfolio management, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of metrics, including price to earnings ratios, balance sheet strength, valuation relative to asset values, return on equity, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term. For its investments in common stocks, the Fund seeks to invest in securities that portfolio management believes have the potential for growth of income and capital over time. The Fund will generally consider selling a security when, in portfolio management’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in portfolio management’s opinion, a superior investment opportunity arises or if it has become overvalued. Also, the Fund will consider selling a security as part of the Fund’s regional rotation trading strategy.
Janus Henderson Global Life Sciences Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that portfolio management believes have a life science orientation. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. In conducting the “bottom-up” analysis, portfolio management considers factors including a company’s growth potential, the strength of a company’s management, and a company’s sustainable competitive advantages, returns on investment capital, and cash flow generation. The Fund will generally consider selling a stock when, in portfolio management’s opinion, the stock shows declining fundamentals, its competitive advantages have deteriorated, or if the stock reaches its targeted value. The Fund will also consider selling a stock if, in portfolio management’s opinion, a superior investment opportunity arises.
Janus Henderson Global Real Estate Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate-related companies. In choosing investments for the Fund, portfolio management applies a “bottom-up” approach that utilizes portfolio management’s knowledge of issuers in the Americas and the Asia Pacific, European, and Latin American regions. Factors that portfolio management considers in its fundamental analysis include a company’s balance sheet, valuation, strength of
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management, property markets and sectors, economics, and capital markets in seeking to determine the appropriate risk-adjusted return. Portfolio management will generally consider selling a security if it believes that its future prospects have been accurately reflected in the market price, the company no longer meets the social or environmental criteria, or if its original investment thesis has changed.
Janus Henderson Global Research Fund pursues its investment objective by investing primarily in common stocks. The Adviser’s equity research analysts (the “Central Research Team”) select investments for the Fund that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations, styles, and geographies. The Central Research Team conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, (v) attractive valuation, and (vi) growth potential. Analysts bring their high-conviction ideas to their respective sector teams. Each sector team compares the appreciation and risk potential of its high-conviction ideas and constructs a sector sleeve that is intended to maximize the best risk-reward opportunities. The sector sleeves are then combined to form the Fund’s overall portfolio. The Portfolio Oversight Team, which includes portfolio management, oversees the overall portfolio to manage unintended style risks. Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Janus Henderson Global Select Fund pursues its investment objective by normally investing in a portfolio of 40-65 domestic and foreign common stocks. Portfolio management applies a “bottom-up” approach in choosing investments that focuses on fundamental research and considers, among other factors, a company’s growth potential. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include a company’s growth potential. Portfolio management will generally consider selling a security when, among other things, the security no longer reflects portfolio management’s investment thesis, the security approaches or exceeds its targeted value, there has been a change in a security’s risk/reward potential, or a better idea is identified.
Janus Henderson Global Sustainable Equity Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. In selecting investments, portfolio management employs a “bottom-up” approach that focuses on fundamental research. To identify the universe of investible securities for the Fund, portfolio management first employs positive selection criteria that seeks to identify companies that derive at least 50% of their current or future expected revenues from at least one of ten environmental and social themes. Environmental themes include efficiency, cleaner energy, water management, environmental services, and sustainable transport. Social themes include sustainable property and finance, safety, quality of life, knowledge and technology, and health.
Next, portfolio management applies broad-based negative screens, which incorporate third-party inputs, to seek to avoid securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue (generally no more than 5-10%, except as noted below) from industries, activities, or assets considered by portfolio management to have a negative impact on society or the environment. A current list of such industries, activities, or assets, which may evolve over time, follows:
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alcohol;
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animal testing (non-medical);
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chemicals of concern;
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civilian firearms and ammunition;
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controversial weapons;
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conventional weapons;
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fossil fuels (as further described below);
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fur;
•
gambling;
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genetically modified organisms;
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•
intensive farming;
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pornography;
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tobacco; and
•
United Nations Global Compact and Organization for Economic Co-operation and Development violators.
In screening such investments, there may be instances where the de minimis limits cannot be expressed quantitatively, in which case portfolio management applies a qualitative assessment of an issuer. Among other things, the qualitative assessment looks at the extent to which an “avoided” activity is part of a company’s business, whether a company is taking action to address and improve upon such activity, and may consider certain issuers, industries or sectors that are in the process of transitioning to sustainable business practices, in which case a threshold of greater than 5-10% may initially be applied.
Issuers are excluded if they derive any revenue from controversial weapons or tobacco production.
As it relates to the fossil fuels exclusion, portfolio management applies the below thresholds for the following types of fossil fuels:
•
Coal. Issuers are excluded if they derive greater than 1% revenue from the exploration, mining, extracting, processing refining, distribution, and transportation of thermal coal and metallurgical coal, as well as any issuer undertaking new coal projects.
•
Oil. Issuers are excluded if they derive greater than 5% revenue from the exploration, extraction, processing, refining or distribution of unconventional or conventional oil, as well as any issuer undertaking new oil projects.
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Gas. Issuers are excluded if they derive greater than 5% revenue from the exploration, extraction, processing, or refining of unconventional or conventional gas, as well as any issuer undertaking new gas projects. Issuers that derive 50% or more of their revenues from the distribution of gaseous fuels are also excluded.
•
Power generation. The Fund may invest in issuers generating power from natural gas if the issuer’s strategy involves a transition to renewable energy power generation and they have a carbon intensity aligned with the Paris Agreement on Climate Change.
The Fund may invest in issuers who derive less than 25% of revenue from bespoke products, equipment or services dedicated to enabling the execution of restricted coal, and conventional and unconventional oil and gas activities.
In addition, portfolio management applies screens to exclude direct investment in:
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any issuer whose head office is located in a country or territory included in the latest available version of the European Union’s list of countries and territories not cooperating on tax issues;
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any issuer whose registered office is domiciled in a country or territory on the Financial Action Task Force blacklist or greylist; and
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any issuer that that derives 50% or more of its revenues from electricity generation with a greenhouse gas intensity that exceeds certain thresholds for power sector emissions intensity.
Portfolio management seeks to maintain a portfolio of securities that has:
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a carbon footprint and carbon intensity that is at least 20% below the MSCI World Index;
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a weighted average exposure to companies with notable ESG controversies that is below the MSCI World Index; and
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a weighted average exposure to companies with a hazardous waste ratio below the MSCI World Index.
In selecting investments, portfolio management will then consider, among other factors, a company’s growth potential, competitive positioning, operational quality, and strategy. Portfolio management may also consider factors such as a company’s historic and projected return on capital, balance sheets, and financial models. Portfolio management will also consider ESG Factors, which, for this Fund, may include climate change, deforestation, biodiversity, human rights, company culture, community relations, board structure and diversity, executive pay, and corporate reporting. At portfolio management’s discretion, the Fund will engage with a company’s management regarding matters that may include shareholder rights, governance and remuneration, climate change, carbon emissions, pollution, biodiversity, human capital, and diversity and inclusion.
Portfolio management does not apply these ESG and sustainable investment criteria in managing the Fund’s exposure to cash and cash equivalents.
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The Fund will generally consider selling a stock if, in portfolio management’s opinion, there has been a regulatory, industry, or position-level change that may impair a company’s revenue growth. The Fund will also consider selling a stock if, in portfolio management’s opinion, the company’s business model no longer meets the sustainable investment criteria employed in managing the Fund.
Janus Henderson Global Technology and Innovation Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that portfolio management believes will benefit significantly from advances or improvements in technology. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include the strength of a company’s balance sheet and a company’s projected returns or growth rates. Portfolio management will generally consider selling a position when, among other things, the investment thesis for owning a position has changed or if the position exceeds its targeted value.
Janus Henderson Overseas Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Portfolio management will generally consider selling a security when, among other things, the security no longer reflects portfolio management’s investment thesis, the security approaches or exceeds its targeted value, there has been a change in a security’s risk/reward potential, or a better idea is identified.
Cash Position
The Funds may not always stay fully invested. For example, when portfolio management believes that market conditions are unfavorable for investing, or when it is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. Due to differing investment strategies, the cash positions among the Funds may vary significantly. When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
Derivatives
A Fund may invest in derivatives, which are financial instruments whose value is derived from, or directly linked to, an underlying asset, instrument, currency, or index. A Fund may take long and short positions in derivatives. Derivatives can be used for hedging purposes or for non-hedging purposes, such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses. Such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs.
Emerging Markets
Within the parameters of their specific investment policies, certain Funds may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. Emerging market countries in which a Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.
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ESG Investments and Integration
As part of a Fund’s investment process, with the exception of Janus Henderson Global Equity Income Fund and Janus Henderson Global Sustainable Equity Fund, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors may include corporate governance, political governance, executive pay, board structure and diversity, business ethics, corporate reporting, company culture, human capital management and diversity, community relations, human rights, exposure to climate change, biodiversity, and deforestation. Portfolio management focuses on the ESG Factors it considers most likely to have a material impact on the long-term financial performance of the issuer, which includes identifying ESG Factors attributable to a particular region, sector, industry, or issuer. To facilitate its assessment of ESG Factors, portfolio management uses issuer reports, third-party data and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision. Portfolio management may assess the relevance of ESG Factors to its fundamental research process differently across issuers, sectors, regions, and asset classes.
Portfolio management of Janus Henderson Global Life Sciences Fund also applies screens, which incorporate third-party inputs, to (i) seek to avoid investing in issuers that are United Nations Global Compact violators and (ii) seek to invest at least 80% of the Fund’s net assets, under normal circumstances, in issuers with an MSCI (or an equivalent third-party data provider, as determined by portfolio management) ESG rating of BB or higher.
To identify the universe of investible securities for Janus Henderson Global Real Estate Fund, portfolio management also applies negative screens, which incorporate third-party inputs, to seek to avoid investing in (i) REITs that are involved in the operation of prison facilities and (ii) issuers that are United Nations Global Compact violators. At portfolio management’s discretion, the Fund will engage with companies regarding the adoption, or commitment to adopt, emission reduction targets.
Janus Henderson Global Equity Income Fund considers ESG Factors and a company’s management of ESG risks that may have a significant impact on the company’s growth, valuation, profits, cash flow, and dividends in selecting investments. For this Fund, ESG Factors may include corporate governance, human capital and diversity, climate change, disclosure transparency, and business ethics. At portfolio management’s discretion, the Fund will engage with a company’s senior management to seek to better understand improvements in ESG reporting and disclosure, environmental performance, and strategic positions in relation to key sustainability trends. The Fund may invest in companies whose ESG practices are evolving, with the expectation that the engagement efforts will result in improvements over time, and may divest of companies if they are not responsive to such engagement efforts.
Illiquid Investments
A Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Initial Public Offerings and Secondary Offerings
A Fund may purchase shares issued as part of, or a short period after, a company’s IPO, and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. A Fund may also purchase shares in offerings made by companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
Leverage
Certain of a Fund’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using derivatives, short sales, when-issued, delayed delivery, or forward commitment transactions, or other similar transactions. The use of other investment techniques can also create a leveraging effect on a Fund.
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Nondiversification
Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. Janus Henderson Global Technology and Innovation Fund is classified as “nondiversified.” A fund that is classified as nondiversified has the ability to take larger positions in more securities than a fund that is classified as diversified. This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that portfolio management has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the fund.
Portfolio Turnover
In general, each Fund intends to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), the nature of a Fund’s investments, and the investment style of portfolio management. Changes are normally made in a Fund’s portfolio whenever portfolio management believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Funds.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in the acceleration of taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.
REITs and Real Estate-Related Securities
Certain Funds may invest in equity and debt securities of real estate-related companies. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities (such as real estate operating companies (“REOCs”)). A REIT is an entity that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are often categorized as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
Similar to REITs, REOCs are publicly-traded real estate companies that typically engage in the development, management or financing of real estate, such as homebuilders, hotel management companies, land developers and brokers. REOCs, however, have not elected (or are not eligible) to be taxed as a REIT. The reasons for not making such an election include the (i) availability of tax-loss carry-forwards, (ii) operation in non-REIT-qualifying lines of business, and (iii) ability to retain earnings. Instead, REOCs are generally structured as “C” corporations under the Internal Revenue Code of 1986, as amended, and, as a result, are not required to distribute any portion of their income. In this regard, although REOCs do not receive the same favorable tax treatment that is accorded to REITs, REOCs are typically subject to fewer restrictions than REITs, including the ability to retain and/or reinvest funds from operations and more flexibility in terms of the real estate investments they can make.
Securities Lending
A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. A Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, a
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Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and a Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase a replacement security in the market. There is a risk that the value of the collateral could be insufficient to cover the cost of the replacement security, resulting in a loss to a Fund. In certain circumstances, individual loan transactions could yield negative returns. The Adviser intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
The Funds may invest in short positions through short sales of stocks and structured products, and through derivatives that include swaps, uncovered written calls, and futures. A Fund may also engage in short sales “against the box” and options for hedging purposes. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
A short sale is generally a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than the supply for the security sold short. If a short squeeze occurs, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund’s losses are potentially unlimited in a short sale transaction. A Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund’s performance.
A Fund may enter into a derivatives transaction to obtain short investment exposure to an underlying reference asset. If the value of the underlying reference asset on which a Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes a Fund to credit risk, counterparty risk, and leverage risk.
Special Situations
The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of portfolio management, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure.
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Sustainable Investing
Sustainable investing is an investment approach utilized by Janus Henderson Global Sustainable Equity Fund that focuses on companies that are related to certain sustainable development themes, including those that are strategically aligned with environmental and social megatrends such as climate change, resource constraints, growing populations, and aging populations.
Swap Agreements
Certain Funds may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their portfolios from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Various types of swaps such as credit default, equity, interest rate, currency, inflation index, and total return are described in the “Glossary of Investment Terms.”
Other Types of Investments
Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not intended to be principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds’ assets or reducing risk; however, they may not achieve the Funds’ investment objectives. These securities and strategies may include:
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debt securities (such as bonds, notes, sovereign debt, and debentures)
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other investment companies (such as exchange-traded funds (“ETFs”))
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preferred stocks and securities convertible into common stocks or preferred stocks
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indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
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securities purchased on a when-issued, delayed delivery, or forward commitment basis
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equity and fixed-income securities issued in private placement transactions

Risks of the Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. To varying degrees, the Funds may invest in equity securities, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Funds, including the principal risks that are summarized in the Fund Summary sections. This information also includes descriptions of other risks a Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on a Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Convertible Securities Risk. A Fund may invest in securities that are convertible into preferred and common stocks, and thus, is subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.
Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other
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reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, a Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk. Through a Fund’s investments in fixed-income securities, a Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a security. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund’s returns and yield.
Many fixed-income securities receive credit ratings from Nationally Recognized Statistical Rating Organizations, (“NRSROs”). These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact a Fund’s return and yield. If a security has not received a rating, a Fund must rely upon the Adviser’s credit assessment, which if incorrect can also impact the Fund’s returns and yield.
Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage.
The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward foreign currency contracts, to manage currency risk. There is no guarantee that portfolio management’s use of derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments.
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Currency Futures Risk. Currency futures are similar to forward foreign currency exchange contracts, and pose similar risks, except that futures contracts are standardized, exchange-traded contracts while forward foreign currency exchange contracts are traded in the over-the-counter market. The use of currency futures contracts may substantially change a Fund’s exposure to currency exchange rates and could result in losses to a Fund if currencies do not perform as anticipated. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns. Currency futures may also involve leverage risk.
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Forward Foreign Currency Contract Risk. Forward foreign currency contracts involve the risk that unanticipated changes in currency prices may negatively impact a Fund’s performance. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and any forward foreign currency contracts entered into by the Fund, which will expose the Fund to risk of foreign exchange loss. The trading markets for forward foreign currency contracts offer less protection against defaults than trading in currency instruments on an
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exchange. Because a forward foreign currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to a Fund and may force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, forward foreign currency contract markets can experience periods of illiquidity, which could prevent a Fund from divesting of a forward foreign currency contract at the optimal time and may adversely affect a Fund’s returns and net asset value.
Emerging Markets Risk. Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that a Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments.
The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. A Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent a Fund invests in Chinese or other local market securities.
Emerging market countries in which a Fund may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
ESG Integration Risk. There is a risk that considering ESG Factors as part of a Fund’s investment process, with the exception of Janus Henderson Global Equity Income Fund and Janus Henderson Global Sustainable Equity Fund, may fail to produce the intended results or that a Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. While portfolio management believes that the consideration of financially material ESG Factors has the potential to provide better risk-adjusted returns, ESG Factors may not be considered for every investment decision and there is no guarantee that the consideration of ESG Factors will result in better performance. Ther can be no guarantee that all relevant ESG Factors will be identified and considered. In addition, information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop, and may be incomplete, inaccurate, use different or inconsistent methodologies or be applied differently across issuers and industries. Further, the U.S. regulatory landscape regarding the use of ESG Factors in investing is still developing and future rules and regulations may require a Fund to modify or alter its investment process and/or how it discloses its consideration of ESG Factors which could result in increased compliance costs or risks to a Fund.
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ESG Investment Risk. Because each of Janus Henderson Global Life Sciences Fund, Janus Henderson Global Real Estate Fund, and Janus Henderson Global Sustainable Equity Fund considers ESG Factors (as defined in each Fund Summary) in selecting securities, these Funds may perform differently than funds that do not consider ESG Factors. Due to the ESG considerations and exclusionary criteria employed by a Fund, the Fund may not be invested in certain industries or sectors, and therefore may have lower performance than portfolios that do not apply similar criteria. ESG-related information provided by issuers and third parties, upon which portfolio management may utilize, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to consider their environmental or social practices may fall out of favor, which could potentially limit a Fund’s investment universe. There is also a risk that the issuers identified through the investment process employed by a Fund may fail to adhere to positive environmental or social practices, which may result in selling a security when it might otherwise be disadvantageous to do so.
Exchange-Traded Funds Risk. Certain Funds may invest in ETFs to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When a Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, a Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. Trading of an ETF’s shares may be halted by the activation of individual or market-wide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices declines by a specified percentage). Trading of an ETF’s shares may also be halted if (i) the shares are delisted from an exchange without first being listed on another exchange or (ii) exchanges officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which a Fund may invest are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because a Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent a Fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Fixed-Income Securities Risk. Certain Funds may hold debt and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease. Investments in fixed-income securities with very low or negative interest rates may diminish a Fund’s yield and performance.
Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause a Fund to reinvest its assets in securities with lower yields, resulting in a decline in a Fund’s income or return potential. Valuation risk is the risk that one or more of the fixed-income securities in which a Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer of the security. Extension risk is the risk that during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time portfolio management would like or at the price portfolio management believes the security is currently worth.
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Foreign Exposure Risk. Each Fund invests in foreign equity and/or debt securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
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Currency Risk. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
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Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
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Political and Economic Risk. Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the U.S. Government on other countries or persons or issuers operating in such countries could restrict a Fund’s ability to buy affected securities or force a Fund to dispose of any affected securities it has previously purchased at an inopportune time. As a result, a Fund may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
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Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
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Transaction Costs Risk. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Geographic Concentration Risk. To the extent that a Fund, particularly Janus Henderson European Focus Fund, invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.
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European Investments Risk. Exposure to investments in European countries may expose a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund may be exposed to investments in securities of issuers that
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are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “EMU”) (together with the EU, the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and major trading partners outside Europe.
Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Fund’s exposure to industry and sector risk.
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Industrials Sector Risk. The industrials sector is comprised of companies that produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation and spending, import controls, and worldwide competition. In addition, companies may be adversely affected by environmental damages, product liability claims and exchange rates, and may face product obsolescence due to rapid technological developments and frequent new product introduction.
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Life Sciences Sector Risk. Companies that are categorized in the “life sciences” sector, include companies in the following industry groups: pharmaceuticals, biotechnology, health care services, agriculture, cosmetic/personal care, and medical devices. These companies may share common characteristics and react similarly to market developments and investments in these companies may be more sensitive to changes in government funding or subsidies, new or anticipated legislative and regulatory changes, or technological advances which could affect their value.
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Biotechnology Industry Risk. The biotechnology industry can be significantly affected by patent considerations, including the termination of patent protections for products, intense competition both domestically and internationally, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits.
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Pharmaceuticals Industry Risk. Government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition can significantly affect the pharmaceuticals industry.
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Real Estate and Real Estate-Related Industries Risk. Investments in securities of real-estate related companies are subject to the risks associated with fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost, and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other economic, political, or regulatory occurrences, including the impact of changes in environmental laws. In addition, a REIT could fail to qualify for tax-free pass-through of its federal income at the entity level under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including a Fund. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. The real estate industry is particularly sensitive to economic downturns and changes in interest rates. The ability to trade companies operating in real estate development and operations in the secondary market can be more limited compared to other equity investments, and certain REITs and REIT-like entities have relatively small market capitalizations, which can increase the volatility of the market price for their securities.
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Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
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Semiconductor Industry Risk. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies typically face intense competition, potentially rapid product obsolescence and high capital costs and are dependent on third-party suppliers and the availability of materials. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Semiconductor companies are also affected by the economic performance of their customers.
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Software Industry Risk. Software companies can be significantly affected by intense competition, aggressive pricing, technological innovation, product obsolescence, and the ability to attract and retain skilled employees. Software companies also may be dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights.
Initial Public Offering and Secondary Offering Risk. A Fund’s purchase of shares issued in an IPO exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Funds, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. There can be no assurance that the Funds will identify favorable IPO investment opportunities. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.
A Fund may purchase shares in secondary offerings. Secondary offerings may expose a Fund to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a fund to the extent that it has a small asset base and the fund may not experience similar performance as its assets grow. Secondary offering shares frequently are volatile in price. As a result, a Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.
Large Shareholder Risk. Certain large shareholders, such as Janus Henderson “fund of funds”, individuals, accounts, and affiliates of the Adviser, may hold substantial percentages of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares may adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, or to raise the cash needed to satisfy the redemption request. Thus, a large redemption could adversely affect a Fund’s liquidity and net asset value. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. These transactions may also accelerate the realization of taxable income to remaining shareholders if such sales of investments result in gains, and may also increase transaction costs, due to commissions paid by a Fund, for instance, for increased trading activity. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares.
Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended, and the rules thereunder. Increases and decreases in the value of a Fund’s portfolio will be magnified when the Fund uses leverage.
Liquidity Risk. A Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or
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price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent such Fund from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that a Fund invests in Rule 144A and other securities exempt from certain registration requirements that are deemed to be illiquid investments.
Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s net asset value, may increase brokerage costs, and may result in taxable capital gains.
Market Risk. The value of a Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, war, armed conflicts, including related sanctions, social unrest, tariffs, trade disputes, financial institution failures, and economic recessions, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant and negative impact on the global economies and financial markets.
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Armed Conflicts Risk. Armed conflicts between countries or in a geographic region, such as the ongoing armed conflicts in Europe and the Middle East, have the potential to adversely impact a Fund. The extent and duration of each conflict, resulting sanctions, and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the United States and broader global economy and the markets for certain securities and commodities.
Market Capitalization Risk. To the extent a Fund focuses its investments in small-, mid-, or large-sized companies, it may be subject to associated risks. At any given time, any of these market capitalizations tend may go in and out of favor based on market and economic conditions.
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Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, small- and mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on a Fund’s returns, especially as market conditions change.
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Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.
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Nondiversification Risk. Janus Henderson Global Technology and Innovation Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, the Fund’s nondiversified classification gives the Fund’s portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.
Operational Risk. An investment in each Fund can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in key personnel, technology and/or service providers, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect each Fund’s ability to calculate its net asset value, process fund orders, execute portfolio trades or perform other essential tasks in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on each Fund. Although business continuity plans are intended to mitigate or remediate adverse effects in these circumstances, implementation of such plans by each Fund, the Adviser or third-party service providers in response to disruptive events such as cyber attacks on critical infrastructure, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest may increase these operational risks to the Fund. While each Fund seeks to minimize such events through internal controls and oversight of third-party service providers, there is no guarantee that the Fund will not suffer losses if such events occur.
Portfolio Management Risk. The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies and research process employed for the Funds may fail to produce the intended results. Accordingly, the Funds may underperform benchmark indices or other funds with similar investment objectives.
Private Placements and Other Exempt Securities Risk. Investments in private placements and other securities exempt from certain registration requirements could decrease a Fund’s liquidity profile or prevent a Fund from disposing of them promptly at advantageous prices. Private placements and other securities exempt from certain registration requirements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Fund may get only limited information about the issuer of a private placement or other security exempt from certain registration requirements.
REIT and Real Estate-Related Securities Risk. To the extent a Fund holds REITs and REIT-like entities, it may be subject to the additional risks associated with REIT and REIT-like investments. REITs and REIT-like entities are subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs, changes in capital markets and interest rates, management skill in running a REIT, and the creditworthiness of the REIT. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. In addition, mortgage REITs (similar to direct investments in mortgage-backed securities) are subject to prepayment risk. Equity REITs and mortgage REITs are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. While equity REITs and mortgage REITs may provide exposure to a large number of properties, such properties may be concentrated in a particular industry, region, or housing type, making such investments more vulnerable to unfavorable developments to economic or market events. Certain “special purpose” REITs in which a Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors. A Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses. The value of investments in REOCs will generally be affected by the same factors that adversely affect REIT investments; however, REOCs may also be adversely affected by income streams derived from businesses other than real estate ownership.
Additionally, a REIT that fails to comply with federal tax requirements under the Internal Revenue Code of 1986, as amended, affecting REITs may be subject to federal income taxation at the entity level, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a
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REIT could have adverse consequences for a Fund, including significantly reducing the return to the Fund on its investment in such company.
Sovereign Debt Risk. A Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Investments in sovereign debt, especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Value Investing Risk. Certain Funds may invest in value stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Variable Interest Entities (“VIEs”) Risk. In seeking exposure to Chinese issuers, a Fund may invest in VIE structures, which in addition to the risks listed under “Foreign Exposure Risk” and “Emerging Markets Risk,” present additional complexity and risks that may not be present in other organizational structures. VIE structures enable foreign investors, such as a Fund, to obtain exposure to a Chinese operating company through a contractual agreement without having equity ownership of such company. The Chinese government could determine at any time, and without notice, that the agreements establishing the VIE structure do not comply with Chinese law and regulations, which could result in potential penalties, revocation of business and operating licenses, or forfeiture of ownership interests. Additionally, because VIEs operate using contractual arrangements rather than having equity ownership, foreign investors do not have rights of direct equity owners including rights to residual profits or control over management.
Warrants and Rights Risk. The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
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Management of the Funds

Investment adviser
Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. The Adviser is responsible for the day-to-day management of the Funds’ investment portfolios and furnishes continuous advice and recommendations concerning the Funds’ investments. The Adviser also provides certain administration and other services and is responsible for other business affairs of each Fund. The Adviser utilizes personnel-sharing arrangements with its foreign (non-U.S.) affiliates, Janus Henderson Investors UK Limited, Janus Henderson Investors (Singapore) Limited, and Janus Henderson Investors (Jersey) Limited (collectively, “JHIUKL”), pursuant to which certain Janus Henderson employees acting for JHIUKL may also serve as “associated persons” of the Adviser. In this capacity, such Janus Henderson employees, acting for JHIUKL, are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson Global Real Estate Fund, and Janus Henderson Global Sustainable Equity Fund, are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Funds on behalf of the Adviser.
The Adviser (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson mutual funds, as well as the Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
On December 22, 2025, Janus Henderson Group plc ("Janus Henderson"), the parent company of the Adviser to each Fund, Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) announced that they have entered into a definitive agreement under which Janus Henderson will be acquired by Trian and General Catalyst (the “Transaction”). The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson shareholders.
The closing of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between each Fund and the Adviser. As a result, the closing of the Transaction will cause such advisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Trustees will consider new advisory agreements with the Adviser. If approved by the Trustees, the new agreements will be presented to the Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon the closing of the Transaction or such later time as shareholder approval is obtained.
The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned subadvisers”).
Pursuant to the order, the Adviser, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among the Adviser and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, the Adviser, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. In the event that the Adviser hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Shareholders of each Fund, with the exception of Janus Henderson Global Life Sciences Fund, Janus Henderson Global Research Fund, Janus Henderson Global Select Fund, and Janus Henderson Overseas Fund, have approved the use of a manager-of-managers structure.
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The Adviser furnishes certain administration, compliance, and accounting services to the Funds, including providing office space for the Funds and providing personnel to serve as officers to the Funds. The Funds reimburse the Adviser for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of the Adviser’s employees and Fund officers, including the Funds’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Funds. The Funds pay these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Funds.

Management expenses
Each Fund pays the Adviser an investment advisory fee and incurs expenses, including administrative services fees payable pursuant to the Transfer Agency Agreement, custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay.
The following tables reflect each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual compensation rate paid by each Fund to the Adviser after any applicable fee waivers and/or expense reimbursements.
Fixed-Rate Investment Advisory Fee
The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund’s average daily net assets.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Compensation Rate Paid to Adviser (%) (for the fiscal year ended September 30, 2025)
Janus Henderson European Focus Fund	First $500 Million	1.00
	Next $1 Billion	0.90
	Next $1 Billion	0.85
	Over $2.5 Billion	0.80	0.85
Janus Henderson Global Equity Income Fund	First $1 Billion	0.85
	Next $1 Billion	0.65
	Over $2 Billion	0.60	0.65
Janus Henderson Global Life Sciences Fund	All Asset Levels	0.64	0.64
Janus Henderson Global Select Fund	All Asset Levels	0.64	0.64
Janus Henderson Global Sustainable Equity Fund	First $2 Billion	0.75
	Over $2 Billion	0.70	0.00 (1)
Janus Henderson Global Technology and Innovation Fund	All Asset Levels	0.64	0.64

(1)
For the fiscal year ended September 30, 2025, the Fund did not pay the Adviser any compensation after any applicable fee waivers and/or expense reimbursements because the Fund’s fee waiver exceeded the investment advisory fee.
Performance-Based Investment Advisory Fee
As reflected in the table below, Janus Henderson Global Research Fund, Janus Henderson Global Real Estate Fund, and Janus Henderson Overseas Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund’s performance relative to the cumulative investment record of its performance fee benchmark index (referred to in this section as the “benchmark index”) over a rolling 36-month performance measurement period. The second column in the table below shows each Fund’s base fee rate. The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to each Fund’s respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to each Fund’s base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual compensation rate paid by each Fund after any applicable fee waivers and/or expense reimbursements as of the end of the fiscal year.
As an example, if a Fund outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely,
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if a Fund underperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.
Fund Name	Base Fee Rate (%)	Full Performance Rate vs. Benchmark Index	Performance Adjusted Investment Advisory Fee Rate (%)	Actual Compensation Rate Paid to Adviser (%) (for the fiscal year ended September 30, 2025)
Janus Henderson Global Research Fund	0.60	± 6.00%	0.70	0.70
Janus Henderson Global Real Estate Fund	0.75	± 4.00%	0.51	0.51
Janus Henderson Overseas Fund	0.64	± 7.00%	0.64	0.64

For Janus Henderson Global Research Fund, Janus Henderson Global Real Estate Fund, and Janus Henderson Overseas Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:
Fund Name	Benchmark Index
Janus Henderson Global Research Fund	MSCI World Index
Janus Henderson Global Real Estate Fund	FTSE EPRA Nareit Global Index
Janus Henderson Overseas Fund	MSCI All Country World ex-USA Index

The calculation of the performance adjustment applies as follows:
Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment
The investment advisory fee rate paid to the Adviser by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months.
No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Fund.
The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation
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ultimately payable to the Adviser may, under some circumstances, exceed the cumulative dollar amount of management fees waived by the Adviser.
The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After the Adviser determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of that Fund’s benchmark index, the Adviser applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to the Adviser since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.
A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements is included in each Fund’s financial statements located in Form N-CSR for the periods ending September 30 and March 31. This information is available, free of charge, at janushenderson.com/reports, under “Financial Statements and Other Information,” or by contacting a Janus Henderson representative at 1-800-525-3713.
Expense Limitations
The Adviser has contractually agreed to waive the advisory fee payable by each Fund listed below and/or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses, exceed the annual rate shown below. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. For information about how the expense limit affects the total expenses of each Fund, if applicable, see the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The Adviser has agreed to continue each waiver for at least a one-year period commencing on January 28, 2026.
Fund Name	Expense Limit Percentage (%)
Janus Henderson European Focus Fund	0.96
Janus Henderson Global Equity Income Fund	0.77(1)
Janus Henderson Global Real Estate Fund(2)	0.91
Janus Henderson Global Research Fund(2)	0.86
Janus Henderson Global Select Fund	0.81
Janus Henderson Global Sustainable Equity Fund	0.85
Janus Henderson Global Technology and Innovation Fund	0.71
Janus Henderson Overseas Fund(2)	0.82

(1)
The previous expense limit (for the one-year period commencing January 28, 2025) was 0.84%.
(2)
The Fund pays an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index during a measurement period. Because a fee waiver and/or reimbursement will have a positive effect upon the Fund’s performance, a fee waiver and/or reimbursement that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to the Adviser.

Portfolio management
Janus Henderson European Focus Fund

Co-Portfolio Managers Marc Schartz and Robert Schramm-Fuchs are responsible for the day-to-day management of the Fund. Mr. Schramm-Fuchs, as Lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Marc Schartz, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson European Focus Fund, which he has co-managed since June 2024. Mr. Schartz is also Portfolio Manager of other Janus Henderson accounts. He joined Henderson Global Investors Limited in 2016 as an analyst. Mr. Schartz holds a Master of Science degree in Banking and International Finance from City, University of London, Bayes Business School. He holds the Chartered Financial Analyst designation.
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Robert Schramm-Fuchs is Executive Vice President and Lead Portfolio Manager of Janus Henderson European Focus Fund, which he has managed since March 2019. Mr. Schramm-Fuchs is also a Portfolio Manager of other Janus Henderson accounts. He received a diploma in International Management from Friedrich-Schiller University of Jena.
Janus Henderson Global Equity Income Fund

Co-Portfolio Managers Alex Crooke, Job Curtis, Charlotte Greville, and Ben Lofthouse are responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the others.
Alex Crooke is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Equity Income Fund. He has been a member of the Fund’s portfolio management team since its inception in November 2006. Mr. Crooke is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science (Hons) degree in Physics and Astrophysics from Manchester University and is an Associate Member of the Society of Investment Professionals (ASIP).
Job Curtis is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Equity Income Fund. He has been a member of the Fund’s portfolio management team since its inception in November 2006. Mr. Curtis is also Portfolio Manager of other Janus Henderson accounts. He holds a Master of Arts degree from Oxford University and is an Associate Member of the Society of Investment Professionals (ASIP).
Charlotte Greville, CFA, is Co-Portfolio Manager of Janus Henderson Global Equity Income Fund. She has been a member of the Fund’s portfolio management team since July 2025. Ms. Greville is also Portfolio Manager of other Janus Henderson accounts. She holds a Bachelor of Science degree in Psychology from the University of St. Andrews. Ms. Greville holds the Chartered Financial Analyst designation.
Ben Lofthouse, CFA, is Head of Global Equity Income at Janus Henderson Investors. Mr. Lofthouse is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Equity Income Fund. He has been a member of the Fund’s portfolio management team since 2014. Mr. Lofthouse is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts (Hons) degree in Business Economics from Exeter University. Mr. Lofthouse holds the Chartered Financial Analyst designation.
Janus Henderson Global Life Sciences Fund

Co-Portfolio Managers Andy Acker and Daniel Lyons are responsible for the day-to-day management of the Fund. Mr. Acker, as Lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Andy Acker, CFA, is Head of the Healthcare Sector Team at Janus Henderson Investors. He is Executive Vice President and Lead Portfolio Manager of Janus Henderson Global Life Sciences Fund, which he has managed or co-managed since May 2007. Mr. Acker is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree (magna cum laude) in Biochemical Sciences from Harvard University where he was elected to Phi Beta Kappa. Mr. Acker also holds a Master of Business Administration degree with honors from Harvard Business School. He holds the Chartered Financial Analyst designation.
Daniel Lyons, Ph.D., CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Life Sciences Fund, which he has co-managed since January 2023. He is also Portfolio Manager of other Janus Henderson accounts and performs duties as a research analyst. Mr. Lyons joined the Adviser in 2000. He holds a Bachelor of Arts degree (magna cum laude) in Biochemistry and Chemistry from Rice University. Mr. Lyons also holds a Ph.D. in Immunology from Stanford University. He holds the Chartered Financial Analyst designation.
Janus Henderson Global Real Estate Fund

Co-Portfolio Managers Guy Barnard, Tim Gibson, and Greg Kuhl jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the others.
Guy Barnard, CFA, is Co-Head of Global Property Equities at Janus Henderson Investors. Mr. Barnard is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Real Estate Fund, which he has co-managed since June 2017. He is also Portfolio Manager of other Janus Henderson accounts. He holds a first class Bachelor of Science (Hons) degree in Mathematics and Management from Loughborough University. He holds the Chartered Financial Analyst designation.
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Tim Gibson is Co-Head of Global Property Equities at Janus Henderson Investors. Mr. Gibson is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Real Estate Fund, which he has co-managed since June 2017. He is also Portfolio Manager of other Janus Henderson accounts. He holds a Master of Arts (Hons) degree in Economics from St. Andrews University, Scotland, and received the Robert Trent Jones Scholarship to the University of Western Ontario, Canada.
Greg Kuhl, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Real Estate Fund, which he has co-managed since March 2019. Mr. Kuhl is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Business Administration degree in Finance with a concentration in Psychology from the University of Notre Dame. Mr. Kuhl holds the Chartered Financial Analyst designation.
Janus Henderson Global Research Fund

The Central Research Team selects investments for Janus Henderson Global Research Fund and has done so since March 2013. The Central Research Team consists of the Adviser’s equity research analysts. The Portfolio Oversight Team oversees the Fund’s holdings. Joshua Cummings and John Jordan are members of the Portfolio Oversight Team and are primarily responsible for the day-to-day management of the Fund.
Joshua Cummings, CFA, is Head of the Consumer Sector Team and the Communications Sector Team at Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Research Fund, which he has co-managed since January 2024. Mr. Cummings is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2016. He holds a Bachelor of Arts degree in Economics from Colby College and a Master of Business Administration degree in Finance and Accounting from New York University. Mr. Cummings holds the Chartered Financial Analyst designation.
John Jordan is Head of the Financials Sector Team at Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Research Fund, which he has co-managed since January 2024. Mr. Jordan is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2008. He holds a Bachelor of Arts degree in History and Economics from the University of Virginia where he graduated with high distinction and was a member of Phi Beta Kappa. Mr. Jordan also holds a Juris Doctor from Yale Law School.
Janus Henderson Global Select Fund and Janus Henderson Overseas Fund

Co-Portfolio Managers Julian McManus and Christopher O’Malley are responsible for the day-to-day management of the Funds, with no limitation on the authority of one co-portfolio manager in relation to the other.
Julian McManus is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Select Fund and Janus Henderson Overseas Fund, which he has managed or co-managed since January 2018. Mr. McManus is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in Japanese and Law from the University of London, where he graduated with honors.
Christopher O’Malley, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Select Fund and Janus Henderson Overseas Fund, which he has co-managed since January 2024. Mr. O’Malley is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser in 2017. Mr. O’Malley holds a Bachelor of Arts degree, with a concentration in Political Science and Economics, from Providence College and a Master of Business Administration degree, with concentrations in Finance, Accounting, and General Management, from the University of Chicago Booth School of Business. He holds the Chartered Financial Analyst designation.
Janus Henderson Global Sustainable Equity Fund

Co-Portfolio Managers Hamish Chamberlayne and Aaron Scully jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Hamish Chamberlayne, CFA, is Head of Global Sustainable Equities at Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Sustainable Equity Fund, which he has co-managed since inception in June 2020. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Chamberlayne joined Henderson Global Investors Limited in 2007. He holds a Master’s degree in Chemistry from New College, Oxford University. He holds the Chartered Financial Analyst designation.
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Aaron Scully, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Sustainable Equity Fund, which he has co-managed since inception in June 2020. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Scully joined the Adviser in 2001 as a corporate financial analyst. He holds a Bachelor of Science degree in Finance from Indiana University. He holds the Chartered Financial Analyst designation.
Janus Henderson Global Technology and Innovation Fund

Co-Portfolio Managers Jonathan Cofsky and Denny Fish are responsible for the day-to-day management of the Fund. Mr. Fish, as Lead Portfolio Manager, has the authority to exercise final decision-making on the portfolio.
Jonathan Cofsky, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Technology and Innovation Fund, which he has co-managed since March 2022. Mr. Cofsky is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2014. Mr. Cofsky holds a Bachelor of Arts degree in Economics from Dartmouth College. He holds the Chartered Financial Analyst designation.
Denny Fish is Head of the Technology Sector Team at Janus Henderson Investors. He is Executive Vice President and Lead Portfolio Manager of Janus Henderson Global Technology and Innovation Fund, which he has managed or co-managed since January 2016. Mr. Fish is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Civil Engineering from the University of Illinois and a Master of Business Administration degree from the University of Southern California Marshall School.
Information about portfolio management’s compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in the Fund(s) that they manage, is included in the SAI.
Conflicts of Interest
The Adviser manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, the Adviser manages the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds that are managed by the Adviser. Because the Adviser manages the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that a Fund is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to that Fund. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so, which could accelerate the recognition of taxable income or cause actual expenses to increase. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.
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Other information

CLOSED FUND POLICIES
A Fund may limit sales of its Shares to new investors. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses.

LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.

DISTRIBUTION OF THE Funds
The Funds are distributed by Janus Henderson Distributors US LLC (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid U.S. federal income taxation at the entity level, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), requires, among other things, each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A return of capital distribution is generally treated first as a tax-free return of capital to the extent of your basis in your shares and thereafter is treated as a capital gain if you hold your shares as a capital asset. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares held in a taxable account. Distributions are made at the class level, so they may vary from class to class within a single Fund.
Distribution Schedule
Dividends from net investment income for Janus Henderson Global Equity Income Fund and Janus Henderson Global Real Estate Fund are normally declared and distributed in March, June, September, and December. Dividends from net investment income for each of the other Funds are normally declared and distributed in December. In addition, distributions of net capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.
How Distributions Affect a Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the Shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-advantaged account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact a Janus Henderson representative at 1-800-525-3713. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-advantaged plan or account.

Distribution Options
When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to janushenderson.com/individual, by calling a Janus Henderson representative, or by writing to the Funds at one of the addresses listed in the Shareholder’s Manual section of this Prospectus. The Funds offer the following options:
Reinvestment Option. You may reinvest your income dividends and capital gains distributions in additional shares.
Cash Option. You may receive your income dividends and capital gains distributions in cash.
Reinvest and Cash Option. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.
Redirect Option. You may direct your dividends or capital gains distributions to purchase shares of another Janus Henderson fund.
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The Funds reserve the right to reinvest uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to “Shareholder Services and Account Policies.”

TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following is a general discussion of certain federal income tax consequences of investing in the Funds. This summary assumes that investors hold shares of a Fund as capital assets (within the meaning of the Internal Revenue Code). The discussion does not apply to investors that are not “United States persons” (as such term is defined under Section 7701(a)(30) of the Internal Revenue Code) or investors subject to special tax treatment (such as a partnership, financial institution, real estate investment trust, regulated investment company, insurance company, tax-advantaged, tax-qualified and retirement plans (or any other tax-exempt entity), or dealer in securities), except as otherwise indicated below, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (the “IRS”). A portion of a Fund’s distributions received from REITs may be classified as a return of capital for federal income tax purposes. As a result, a Fund that invests in REITs is more likely to make distributions that are treated as returns of capital, and possibly in greater amounts, than a fund that does not invest in REITs. Please note that you may receive account tax information from Janus Henderson Global Real Estate Fund at the end of February of each year. REITs typically recharacterize a portion of the dividends paid during the year from ordinary income to capital gain and/or return of capital (which could relate to depreciation on real estate). The information regarding this recharacterization is generally not made available by the REIT until late January. Therefore, the actual composition of the Fund’s distributions during a year may change substantially subsequent to year-end. To the extent these changes occur, they may have the effect of reducing the net investment income component of the Fund’s distributions and increasing the capital gains and/or return of capital components.
Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain
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or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility. Your ability to deduct capital losses may be limited under the Internal Revenue Code.
The Funds may be required to withhold U.S. federal income tax on all distributions (including dividends and capital gain distributions) and redemption proceeds to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS (or the Fund has been notified by the IRS) that they are subject to backup withholding. The current backup withholding rate is 24%.
If certain foreign entities own shares of a Fund and do not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), such Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income, payments of gross proceeds from sales of Fund shares, and distributions of net capital gains. Proposed Treasury regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued. Shareholders should consult their individual tax advisers regarding the possible implications of FATCA.
For Shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, the Janus Henderson funds will report cost basis information to you and to the IRS. Each Fund will permit shareholders to elect their preferred cost basis method. In the absence of an election, the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Funds
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If a Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds, which will reduce the Funds’ investment company taxable income.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income tax twice. If a Fund invests in partnerships, it may be subject to state tax liabilities.
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Shareholder’s manual

This Shareholder’s Manual is for those shareholders investing directly with the Funds. This section will help you become familiar with the different types of accounts you can establish with the Adviser. It also explains in detail the wide array of services and features you can establish on your account, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.
With certain exceptions, the Funds are generally available only to shareholders residing in the United States and employees of the Adviser or its affiliates. For purposes of this policy, the Funds require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Fund.

Doing business with Janus Henderson
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. You should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. If you would like additional information about the other available share classes, please call 1-800-525-3713.

Online – janushenderson.com – 24 hours a day, 7 days a week

At janushenderson.com/individual* existing shareholders can:
•
Obtain Fund information and performance
•
View your personalized performance
•
Review your account or your complete portfolio
•
Buy, exchange, and sell Janus Henderson funds
•
Update personal information
•
Receive electronic daily transaction confirmations, quarterly and year-end statements, semiannual and annual reports, prospectuses, and tax forms
•
Analyze the fees associated with your investment (www.finra.org/fundanalyzer)
•
Open a new account
*
Certain account or transaction types may be restricted from being processed through janushenderson.com. If you would like more information about these restrictions, please contact a Janus Henderson representative.

Janus Henderson XpressLinetm 1-888-979-7737 • 24-hour automated phone system Janus Henderson Representatives 1-800-525-3713 TDD For the speech and hearing impaired. 1-800-525-0056	Mailing Address Janus Henderson P.O. Box 219109 Kansas City, MO 64121-9109 For Overnight Mail Janus Henderson 801 Pennsylvania Avenue, Suite 219109 Kansas City, MO 64105-1307

Minimum Investments*

To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UTMA** account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

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*
The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, Janus Henderson prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SARSEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of JHG and its subsidiaries may open Fund accounts for $100.
**
All states have repealed UGMA statutes, enacting UTMA statutes in their place. Existing UGMA accounts established before the date of repeal are grandfathered using the original UGMA age of termination.
Minimum Investment Requirements
Due to the proportionately higher costs of maintaining small accounts, the Funds reserve the right to deduct an annual $25 minimum balance fee per Fund account (paid to the Transfer Agent) with values below the minimums described under “Minimum Investments” or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You will receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

Available Incentive Programs
Bonus Program for Taxable Account Purchases and Tax-Advantaged Account Transfers/Rollovers
Through the Transfer Agent’s Bonus Program, the Transfer Agent will pay a bonus of up to $2,500 to you for making certain eligible purchases of Fund shares in taxable accounts or transfers/rollovers from a non-Janus Henderson fund account into a Janus Henderson fund tax-advantaged account. The Bonus Program is valid with an eligible purchase or transfer/rollover of $20,000 or more. If you meet the eligibility requirements for the Bonus Program and enroll in it, the Transfer Agent will deposit a bonus payment into your Fund account within approximately 30 days after the deposit of eligible funds in good order and receipt of a signed contract governing the Bonus Program. An investor must keep the eligible purchase in the account for a period of 360 calendar days in order to retain the bonus payment. Any sale of the qualifying purchase amount (in whole or in part), transfer, or closure of the account within the 360 calendar day period may result in forfeiture of the bonus payment. Any decline in an account’s value due solely to market value fluctuations will not result in the forfeiture of the bonus payment. Only taxable account purchases or transfers/rollovers to tax-advantaged accounts that are made on or after January 1, 2026 through December 31, 2026 are eligible for a bonus payment. The eligible period for the Bonus Program may be extended beyond this time frame at the sole discretion of the Transfer Agent. Before enrolling in the Bonus Program, consult with your tax advisor about the appropriate tax treatment for the bonus offer and any tax implications associated with the receipt of a bonus payment. The Transfer Agent reserves the right to change the terms, restrict, or revoke this Bonus Program at any time without advance notice.
You can request more information about the Transfer Agent’s Bonus Program and eligibility requirements for taxable accounts by contacting a Janus Henderson representative at 1-800-525-3713 or by visiting www.janushenderson.com/bonus. You can request more information about the Bonus Program for tax-advantaged account transfers/rollovers by contacting a Janus Henderson Direct Rollover Specialist at 1-800-379-7603 or by visiting www.janushenderson.com/bonus.
Contribution Match Payments
Investors that transfer/rollover assets from a non-Janus Henderson fund account into a tax-advantaged account are also eligible for the Transfer Agent’s Contribution Match Program. To receive a Transfer Agent’s Contribution Match payment, (i) the value of your tax-advantaged account must remain equal to or greater than the value of the eligible transfer/rollover (but not including any losses due solely to market value fluctuations) for 12 months following the receipt of your transfer/rollover in good order and receipt of a signed contract governing the Contribution Match Program, and (ii) you must provide instructions to the Transfer Agent on how to invest these payments. The Transfer Agent’s Contribution Match payments will commence at the end of the first quarter in 2027 following an eligible contribution during the first quarter of 2027 into a Janus Henderson fund tax-advantaged account. The eligible period for the Transfer Agent’s Contribution Match payments may be extended beyond this time frame at the sole discretion of the Transfer Agent. The Transfer Agent will match a percentage of these contributions based on the aggregate value of eligible 2026 rollover or asset transfer amounts, and provide a matching contribution in an amount up to ten percent of your contribution. Before enrolling in the Contribution Match Program, consult with your tax advisor about the appropriate tax treatment for the Transfer Agent’s Contribution Match payments and any tax implications associated with the receipt of a Contribution Match payment. The Transfer Agent reserves the right to change the terms, restrict, or revoke the Contribution Match Program at any time without advance notice.
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You can request more information about the Contribution Match Program and eligibility requirements by contacting a Janus Henderson Direct Rollover Specialist at 1-800-379-7603 or by visiting www.janushenderson.com/bonus.
Ready. Invest. Go. Program
New investors creating a new Janus Henderson direct account are eligible to participate in the Transfer Agent’s Ready. Invest. Go. Program. After the new investor has completed the required Ready. Invest. Go. Program Contract, the Transfer Agent will fund the $100 initial investment required for new investors, provided that new investors enroll in Janus Henderson’s automatic investment program in an amount equal to at least $50 per month. New investors will forfeit the $100 bonus contributed by the Transfer Agent if their account is closed or if their automatic monthly investment program payment is terminated within two years from the date the initial investment was made. Investor-initiated amounts outside of the initial investment are redeemable at any time at net asset value. Before enrolling in the Ready. Invest. Go. Program, new investors should consult with their tax advisor about the appropriate tax treatment for participating in the Ready. Invest. Go. Program and any tax implications associated with the receipt of the $100 initial investment. The Transfer Agent reserves the right to change the terms, restrict, or revoke the Ready. Invest. Go. Program at any time without advance notice.
You can request more information about the Transfer Agent’s Ready. Invest. Go. Program by contacting a Janus Henderson representative at 1-800-525-3713 or by visiting www.janushenderson.com/ready.

Types of Account Ownership
Please refer to janushenderson.com/individual for the appropriate account application and for information related to maintaining an account.
Individual or Joint Ownership
Individual accounts are owned by one person. Joint accounts have two or more owners.
Trust
An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application.
Business Accounts
Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

Tax-Advantaged Accounts
Please refer to janushenderson.com/individual for the appropriate account application and for information related to maintaining an account. Certain tax-advantaged accounts can only be maintained via written request. Please contact a Janus Henderson representative for more information.
If you are eligible, you may set up one or more tax-advantaged accounts. A tax-advantaged account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-advantaged accounts that may be opened with Janus Henderson are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-advantaged account.
Investing for Your Retirement
Please visit janushenderson.com/individual or call a Janus Henderson representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to income tax and generally to an additional tax if withdrawn prior to age 59 1∕2 and used for a nonqualifying purpose.
Traditional and Roth IRAs
Traditional IRAs allow you to make investments that grow tax-deferred until you remove money from your account and depending on your income, contributions may be tax-deductible. Roth IRAs also allow you to make investments that grow tax-deferred and qualified withdrawals are tax free.
Simplified Employee Pension (“SEP”) IRA
This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a “SEP-IRA”) to be set up for each SEP participant.
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Profit Sharing or Money Purchase Pension Plans
These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only maintain this type of account via written request. Please contact a Janus Henderson representative for more information.

Accounts for the Benefit of a Child
Custodial Accounts (UGMA or UTMA)
An UGMA/UTMA account is a custodial account managed for the benefit of a minor.
Coverdell Education Savings Account
This tax-advantaged plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally tax-free when used for qualified education expenses.

To Open an Account or Buy Shares
New accounts can be opened via written request or online. Please visit janushenderson.com/individual or contact a Janus Henderson representative for more information.
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
By Mail/In Writing

•
To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus Henderson or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.
•
To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.
Online

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You may open a new account or buy additional shares in an existing Fund account (note that certain account or transaction types may be restricted from being processed through janushenderson.com). You may elect to have Janus Henderson electronically withdraw funds from your designated bank account. A real-time confirmation of your transaction will be provided via janushenderson.com/individual.
By Telephone

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For an existing account, you may use Janus Henderson XpressLine to buy shares 24 hours a day, or you may call a Janus Henderson representative during normal business hours. Janus Henderson will electronically withdraw funds from your designated bank account.
•
You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Henderson representative.
By Automated Investments

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To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($50 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-advantaged accounts are not eligible for automated investments.
•
You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($50 minimum) invested directly into your Fund account.

Note: For more information, refer to “Paying for Shares.”

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To Exchange Shares
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Online

•
Exchanges may generally be made online at janushenderson.com/individual.
By Telephone

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Generally all accounts are automatically eligible to exchange shares by telephone. To exchange all or a portion of your shares into any other available Janus Henderson fund, call Janus Henderson XpressLine or a Janus Henderson representative.
By Mail/In Writing

•
To request an exchange in writing, please follow the instructions in “Written Instructions.”
By Systematic Exchange

•
You determine the amount of money you would like automatically exchanged from one Fund account to another on any day of the month.

Note: For more information, refer to “Exchanges.”

To Sell Shares
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
Online

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Redemptions may be made online at janushenderson.com/individual.
By Telephone

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Generally all accounts are automatically eligible to sell shares by telephone. To sell all or a portion of your shares, call Janus Henderson XpressLine or a Janus Henderson representative. The Funds reserve the right to limit the dollar amount that you may redeem from your account by telephone.
By Mail/In Writing

•
To request a redemption in writing, please follow the instructions in “Written Instructions.”
By Systematic Redemption

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This program allows you to sell shares worth a specific dollar amount from your Fund account on a regular basis.

Note: For more information, refer to “Payment of Redemption Proceeds.”

Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund’s NAV is calculated as of the close of the trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by a Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.
All purchases, exchanges, and redemptions will be duly processed at the NAV as described under “Policies in Relation to Transactions” after a request is received in good order by a Fund or its agents.
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Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). To the extent available, domestic and foreign equity securities traded on a securities exchange, including ETFs, are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. Most fixed-income securities are typically valued using an evaluated bid price supplied by an Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith by the Adviser pursuant to the Valuation Procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair valuation may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Valuation Procedures provide for the use of systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The methodologies employed when fair valuing Fund holdings may change from time to time. Because fair value pricing involves subjective judgments, it is possible that the fair value determination for a security may be different than the value that could be realized when selling that security.
Due to the subjective nature of systematic fair valuation, the value of a particular security may be different from the last quoted market price. Systematic fair valuation may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund’s portfolio securities and the reflection of such change in a Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that the valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of a Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Valuation Procedures and the Trust’s excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation.
Generally, futures contracts and/or options on futures are valued at the actual settlement price on valuation date on the exchange as reported by an approved vendor. In the event actual settlement price is unavailable or is deemed unreliable, then the reported settlement price (there can be different settlement prices at different times), early settlement price or the last trade price shall be used. Option contracts are valued using an evaluated price from an approved vendor. Evaluated prices can be derived using an option pricing model, including inputs derived from volatility surfaces, market data and characteristics of the portfolio investment. In cases when an approved vendor cannot provide coverage for an option, a broker quotation or an internal valuation using the Black-Scholes model, or other appropriate option pricing model shall be used. Index swaps, credit default swaps, and interest rate swaps are typically valued using an evaluated price from an approved vendor. Evaluated prices will generally have a fixed and floating leg with the present value of each being calculated based on the terms of the trade.
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Policies in Relation to Transactions
All requests, including but not limited to, exchanges between a Fund and other Janus Henderson funds, purchases by check or automated investment, redemptions by wire transfer, ACH transfer, or check, must be received in good order by the Fund or its agents prior to the close of the trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day’s NAV. Transaction requests submitted in writing and mailed to Janus Henderson’s P.O. Box, once delivered, are considered received for processing the following business day. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.

Administrative services fees
The Funds pay an annual administrative services fee based on the average daily net assets of Class D Shares, as detailed below.
Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion - $49.9 billion	0.10%
Over $49.9 billion	0.08%

These administrative services fees are paid by Class D Shares of each Fund. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports.

Payments to financial intermediaries by the Adviser or its affiliates
With respect to other share classes not offered in this Prospectus, the Adviser or its affiliates pay fees, to certain brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means). These payments also cover operational and related expenses incurred by an intermediary for adding and maintaining each Janus Henderson fund share class offered on the intermediary’s platform, which is based on the specific share classes’ unique Committee on Uniform Security Identification Procedures (“CUSIP”) number, in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for certain of these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary and when considering which share class of a fund is most appropriate. For additional details related to payments to financial intermediaries with respect to other share classes not offered in this Prospectus, please refer to the Prospectus applicable to that Fund and share class.
The Adviser or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’
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share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you.

Paying for shares
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to buy shares.
Please note the following when purchasing Shares:
•
Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.
•
All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted non-U.S. bank.
•
Purchases initiated using a bill-pay service (or an equivalent) and presented either electronically or in the form of a check are considered direct deposit transactions.
•
When purchasing Shares through the Automatic Investment Program, your automatic investment selection(s) will generally be active within three days following receipt of your authorization for the date and amount you specify. If no date or dollar amount is specified on your application, investments of $50 will be made on the 20th of each month. If the balance in the Janus Henderson fund account you are buying into falls to zero as the result of a redemption, exchange, or minimum balance fee, your Automatic Investment Program will be discontinued.
•
We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase Shares of the Funds by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.
•
Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
•
If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Henderson Government Money Market Fund. For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus Henderson to (i) buy shares of another Janus Henderson fund or (ii) sell shares of Janus Henderson Government Money Market Fund and return the proceeds (including any dividends earned) to you, Janus Henderson will treat your inaction as approval of the purchase of Janus Henderson Government Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus Henderson for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in Janus Henderson Government Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Henderson Government Money Market Fund until the new fund’s commencement of operations. At that time, your investment (including any dividends) will
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be automatically exchanged from Janus Henderson Government Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under “Policies in Relation to Transactions.”
•
For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.
•
If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and any losses incurred by a Fund as a result. A Fund may redeem shares held in your account to cover any losses it incurs if your purchase is cancelled.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), the Adviser is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number, and you may be requested to provide information on persons with authority or control over the account, or persons who own (whether directly, indirectly, or beneficially) 25% or more of the entity, such as name, permanent street address, date of birth, and Social Security number. Until verification of an identity is made, the Adviser may temporarily limit additional share purchases. In addition, the Adviser may close an account if it is unable to verify a shareholder’s identity. Please contact a Janus Henderson representative if you need additional assistance when completing your application or additional information about the Anti-Money Laundering Program.
In an effort to ensure compliance with this law, the Adviser’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
The Funds have also adopted an identity theft policy (“Red Flag Policy”) to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Funds are required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Fund accounts and activity with respect to existing accounts.

Exchanges
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Please note the following when exchanging Shares:
•
An exchange represents the redemption (or sale) of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.
•
You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•
You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. A Fund’s fees and expenses differ between share classes. Exchanging from a direct share class to one held through an intermediary typically results in increased expenses. This is because share classes distributed through intermediaries include additional fees for administration and/or distribution to pay for services provided by intermediaries. Please read the Prospectus for the share class you are interested in prior to investing in that share class.
•
New regular Janus Henderson fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus Henderson fund account you are exchanging from is less than $2,500 ($100 for new regular Fund accounts with an automatic investment program of $50 per month). (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
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•
UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus Henderson fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
•
New Janus Henderson fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
•
Exchanges between existing Janus Henderson fund accounts must meet the $50 subsequent investment requirement.
•
For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus Henderson fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.
•
The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. Different restrictions may apply if you invest through an intermediary.
•
Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•
With certain exceptions, exchanges between Janus Henderson fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus Henderson fund, you will need to meet criteria for investing in the closed fund. For more information, refer to Closed Fund Policies in the “Other Information” section of this Prospectus.
•
If the shares you are exchanging are held in certificate form, you must return the certificate to Janus Henderson prior to making any exchanges. Shares are no longer available in certificate form.

Note: For the fastest and easiest way to exchange shares, log on to janushenderson.com/individual 24 hours a day, 7 days a week.*
*
Certain account types and transactions are not available via janushenderson.com. For more information, access janushenderson.com/individual or refer to this Shareholder’s Manual.

Payment of redemption proceeds
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
By Electronic Transfer – Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.
•
Next Day Wire Transfer – Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). You may be charged a fee for each wire transfer, and your bank may charge an additional fee to receive the wire.
•
ACH (Automated Clearing House) Transfer – Your redemption proceeds can be electronically transferred to your predesignated bank account on or about the next bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.
By Check – Redemption proceeds will be sent to the shareholder(s) of record at the address of record normally within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.
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By Systematic Redemption – If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus Henderson fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.
The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Generally, orders to sell Shares may be initiated at any time at janushenderson.com/individual, by telephone, or in writing. Certain accounts may require a written request. If the Shares being sold were purchased by check or automated investment, the Funds can delay the payment of your redemption proceeds for up to 15 days from the day of purchase to allow the purchase to clear. In addition, there may be a delay in the payment of your redemption proceeds if you request a redemption by electronic transfer and your bank information is new. Unless you provide alternate instructions, your proceeds will be invested in Shares of Janus Henderson Government Money Market Fund during the 15-day hold period.
Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. A temporary hold may also be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult has occurred, is occurring, has been attempted, or will be attempted, as described under “Temporary Suspension of Services.”

Note: For the fastest and easiest way to redeem shares, log on to janushenderson.com/individual 24 hours a day, 7 days a week.*
*
Certain account types and transactions are not available via janushenderson.com. For more information, access janushenderson.com/individual or refer to this Shareholder’s Manual.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, individuals, accounts, and affiliates of the Adviser, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the recognition of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.
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While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs and accelerate the recognition of taxable income.

Written Instructions
To redeem or exchange all or part of your Shares in writing, your request should be sent to one of the addresses listed under “Doing Business with Janus Henderson.” Requests or documents received in a language other than English may be inadvertently delayed or returned due to an inability to accurately translate the intended instructions. Please include the following information:
•
the name of the Janus Henderson fund(s) being redeemed or exchanged;
•
the account number(s);
•
the amount of money or number of shares being redeemed or exchanged;
•
the name(s) on the account;
•
the signature(s) of one or more registered account owners; and
•
your daytime telephone number.

Signature Guarantee
A signature guarantee for each registered account owner is required if any of the following is applicable:
•
You request a redemption by check above a certain dollar amount.
•
You would like a check made payable to anyone other than the shareholder(s) of record.
•
You would like a check mailed to an address that has been changed within 10 days of the redemption request.
•
You would like a check mailed to an address other than the address of record.
•
You would like your redemption proceeds sent to a bank account other than a bank account of record.
The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.
A signature guarantee may be refused if any of the following is applicable:
•
It does not appear valid or in good form.
•
The transaction amount exceeds the surety bond limit of the signature guarantee.
•
The guarantee stamp has been reported as stolen, missing, or counterfeit.
How to Obtain a Signature Guarantee
A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if it has the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or excessive trading policies and procedures may be cancelled or rescinded by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. Investors should be aware that the Funds are also available for purchase through third party intermediaries.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•
exchange limitations as described under “Exchanges”;
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•
fair valuation of securities as described under “Pricing of Fund Shares”; and
•
trade monitoring.
The Funds monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund.
The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors in other share classes who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.
In an attempt to deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Funds’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds”; (iii) transactions in the Funds by a collective investment trust managed by the Adviser; (iv) transactions in the Funds by certain charitable foundations; (v) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with target allocations; and (vi) systematic purchase, exchange, or redemption programs.
The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. There is potential for short-term arbitrage trades to dilute the value of the shares held by a Fund despite the Funds’ adoption of policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies.
There is no assurance that the policies and procedures adopted by the Funds to detect and deter excessive trading will be effective in all circumstances. For example, for share classes sold through financial intermediaries, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive
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trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Adviser and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes such policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. A schedule of each Fund’s portfolio holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for each Fund at janushenderson.com/reports. A complete schedule of each Fund’s portfolio holdings is also available in the annual and semiannual financial statements located in Form N-CSR and, after the first and third fiscal quarters, in Form N-PORT. Information reported in Form N-CSR and in Form N-PORT will be made publicly available within 70 and 60 days, respectively, after the end of each fiscal quarter. Each Fund’s Form N-CSR and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.
•
Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag.
•
Other Information. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and/or fixed-income issuers ranked by performance attribution, including the percentage attribution to Fund performance, average Fund weighting, and other relevant data points, may be provided monthly with a 15-day lag.
The Adviser may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by the head of the applicable investment unit or a delegate, in consultation with the Funds’ Chief Compliance Officer or a delegate. Such exceptions may be made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.

Shareholder services and account policies
Address Changes
For the easiest way to change the address on your account, visit janushenderson.com/individual. You may also call a Janus Henderson representative or send a written request signed by one or more shareholder(s) of record. Include the name of the Janus Henderson fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.
Bank Account Changes
For the easiest way to change your bank account of record or add new bank account information to your account, visit janushenderson.com/individual. You may also send a written request signed by the shareholder of record or by each shareholder of record if more than one. Certain accounts may require a written notice and, in some instances, bank privileges may not be available. If multiple account owners are named on the added bank account, at least one name on the bank account must match one name on the Fund account. There may be a delay in the payment of your redemption proceeds if you request a redemption by electronic transfer to a new bank or bank account.
You may revoke the authorization to use your bank account information at any time by visiting janushenderson.com/individual, or by sending a written request by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Your request will be processed within a reasonable amount of time upon its receipt.
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Distributions
Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janushenderson.com/individual, call a Janus Henderson representative, or send a written request signed by one or more shareholder(s) of record.
Your non-retirement Fund account distribution checks may be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Involuntary Redemptions
The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds. This includes, but is not limited to, accounts that a Fund or its agents believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.
Lost (Unclaimed/Abandoned) Accounts
It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds as undeliverable. Based upon statutory requirements for returned mail, the Adviser will attempt to locate the shareholder or rightful owner of the account. If the Adviser is unable to locate the shareholder, then the Adviser is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
Online and Telephone Transactions
You may initiate many transactions through janushenderson.com/individual or by calling Janus Henderson XpressLine. You may also contact a Janus Henderson representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please call a Janus Henderson representative. The Funds and their agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.
Your ability to access your account or transact business electronically may be impacted due to unexpected circumstances, such as system outages, or during periods of increased web activity. For example, periods of substantial market change or other unexpected events can contribute to high call volumes, which may delay your ability to reach a Janus Henderson representative by telephone.
If you experience difficulty transacting business with us through a particular method, please consider using an alternate method, such as visiting janushenderson.com/individual, calling Janus Henderson XpressLine, contacting a Janus Henderson representative by telephone, or sending written instructions to complete your transaction. Please remember that purchase, exchange, or redemption requests must be received in good order by a Fund or its agents prior to the close of the trading session of the NYSE in order to receive that day’s NAV.
Your account information, including online credentials, should be kept private, and you should immediately review any account statements that you receive from Janus Henderson. Someone other than you could act on your account if that person is able to provide the required identifying information. Contact Janus Henderson immediately about any transactions you believe to be unauthorized.
Registration Changes
To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janushenderson.com/individual or call a Janus Henderson representative for further instructions.
Statements, Reports, and Prospectuses
We will send you a confirmation upon the completion of individual account transactions. We will also send you quarterly account statements detailing financial transactions on open accounts processed year-to-date. Systematic transactions are
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confirmed on quarterly statements unless otherwise requested. Confirmations and quarterly account statements will be sent to the account address of record unless you have elected to receive online statements. The Funds reserve the right to charge a fee for additional account statement requests.
At account setup, or any time thereafter, you may elect (at janushenderson.com/edelivery) to discontinue physical delivery of quarterly account statements and/or confirmations, and instead receive an e-mail notification when they are available online. All statements are available online regardless of your delivery option elections (to view, you must first establish online access at janushenderson.com/individual).
The Funds produce shareholder reports semiannually, and update their prospectus annually. You may elect to receive shareholder reports and prospectus updates electronically at janushenderson.com/edelivery. The Funds’ fiscal year ends September 30.
Unless you instruct Janus Henderson otherwise by contacting a Janus Henderson representative, the Funds will mail only one report or prospectus to your address of record (“household”), even if more than one person in your household has a Fund account. This process, known as “householding,” reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus Henderson representative or send a written request signed by one or more shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Funds receive your instructions.
Taxpayer Identification Number
On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.
Temporary Suspension of Services
The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. As previously noted, the Funds may postpone payment of redemption proceeds for up to seven calendar days. In addition, the right to require the Funds to redeem their Shares may be suspended or the date of payment may be postponed beyond seven calendar days whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. The exchange privilege may also be suspended in these circumstances.
In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. This temporary delay will be for an initial period of no more than 15 business days while we conduct an internal review of the facts and circumstances of the suspected financial exploitation. If our internal review supports our belief that actual or attempted financial exploitation has occurred or is occurring, we may extend the hold for up to 10 additional business days. Both the initial and subsequent hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (i) a natural person age 65 and older, or (ii) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests. We may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, we are not required to delay the disbursement of redemption proceeds and do not assume any obligation to do so.
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Financial highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the Funds for the fiscal periods ended September 30 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in each Fund’s Form N-CSR and is incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class D Shares of the Funds (assuming reinvestment of all dividends and distributions).
Janus Henderson European Focus Fund – Class D Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$49.35	$39.57	$32.32	$44.21	$34.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.85(2)	0.65(3)	0.91(4)	0.98	0.24
Net realized and unrealized gain/(loss)	9.35	10.18	7.34	(12.73)	10.13
Total from Investment Operations	10.20	10.83	8.25	(11.75)	10.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.74)	(1.05)	(1.00)	(0.14)	(0.17)
Total Dividends and Distributions	(0.74)	(1.05)	(1.00)	(0.14)	(0.17)
Net Asset Value, End of Period	$58.81	$49.35	$39.57	$32.32	$44.21
Total Return*	21.07%	27.82%	25.69%	(26.66)%	30.57%
Net Assets, End of Period (in thousands)	$46,195	$11,650	$9,386	$6,899	$10,102
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.25%(5)	1.31%(6)	1.41%(7)	1.30%	1.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.10%	1.11%	1.11%	1.10%
Ratio of Net Investment Income/(Loss)	1.62%(2)	1.42%(3)	2.26%(4)	2.39%	0.57%
Portfolio Turnover Rate	159%	168%	169%	145%	184%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.06 and 0.12%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.02 and 0.05%, respectively.

(4)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.31 and 0.76%, respectively.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(6)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(7)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

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Janus Henderson Global Equity Income Fund – Class D Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$6.38	$5.69	$5.21	$6.52	$5.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.45	0.46(2)	0.46	0.50(3)	0.51
Net realized and unrealized gain/(loss)	0.62	0.73	0.51	(1.31)	0.63
Total from Investment Operations	1.07	1.19	0.97	(0.81)	1.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.50)	(0.49)	(0.50)	(0.50)
Total Dividends and Distributions	(0.50)	(0.50)	(0.49)	(0.50)	(0.50)
Net Asset Value, End of Period	$6.95	$6.38	$5.69	$5.21	$6.52
Total Return*	17.41%	21.48%	18.57%	(13.38)%	19.43%
Net Assets, End of Period (in thousands)	$47,401	$32,820	$24,238	$21,653	$13,132
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.85%	0.87%(4)	0.91%	0.95%(5)	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.87%	0.91%	0.95%	0.89%
Ratio of Net Investment Income/(Loss)	6.83%	7.62%(2)	7.57%	7.72%(3)	7.60%
Portfolio Turnover Rate	175%	155%	152%	86%	123%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in January and August 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.15%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.04 and 0.69%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in January and August 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022.
The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

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Janus Henderson Global Life Sciences Fund – Class D Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$80.62	$66.57	$59.09	$73.77	$67.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.26	0.22	0.28	0.16	0.20
Net realized and unrealized gain/(loss)	(5.50)	16.77	7.37	(8.02)	11.66
Total from Investment Operations	(5.24)	16.99	7.65	(7.86)	11.86
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.09)	(0.17)	(0.87)	(0.75)
Distributions (from capital gains)	(3.71)	(2.85)	—	(5.95)	(4.81)
Total Dividends and Distributions	(3.96)	(2.94)	(0.17)	(6.82)	(5.56)
Net Asset Value, End of Period	$71.42	$80.62	$66.57	$59.09	$73.77
Total Return*	(6.55)%	26.56%	12.95%	(11.81)%	17.91%
Net Assets, End of Period (in thousands)	$1,612,668	$1,938,487	$1,649,818	$1,538,660	$1,848,983
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.81%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income/(Loss)	0.38%	0.30%	0.42%	0.24%	0.28%
Portfolio Turnover Rate	30%	35%	34%	21%	32%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
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Janus Henderson Global Real Estate Fund – Class D Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$12.90	$10.52	$10.62	$14.77	$12.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.28	0.22	0.24	0.34
Net realized and unrealized gain/(loss)	(0.49)	2.43	(0.08)(2)	(3.58)	2.41
Total from Investment Operations	(0.22)	2.71	0.14	(3.34)	2.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.33)	(0.24)	(0.41)	(0.24)
Distributions (from capital gains)	—	—	—	(0.40)	—
Total Dividends and Distributions	(0.37)	(0.33)	(0.24)	(0.81)	(0.24)
Net Asset Value, End of Period	$12.31	$12.90	$10.52	$10.62	$14.77
Total Return*	(1.61)%	26.15%	1.26%	(24.05)%	22.59%
Net Assets, End of Period (in thousands)	$33,938	$40,373	$37,677	$44,666	$58,872
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.81%	0.80%	1.03%	1.08%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.80%	1.03%	1.08%	1.06%
Ratio of Net Investment Income/(Loss)	2.24%	2.49%	1.98%	1.74%	2.41%
Portfolio Turnover Rate	61%	87%	66%	68%	77%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

103 | Janus Investment Fund

Janus Henderson Global Research Fund – Class D Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$116.40	$89.22	$74.51	$109.10	$88.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.68(2)	0.84(3)	0.81	0.68	0.56
Net realized and unrealized gain/(loss)	20.65	31.01	17.49	(23.29)	23.50
Total from Investment Operations	21.33	31.85	18.30	(22.61)	24.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.87)	(0.83)	(0.81)	(0.55)	(0.39)
Distributions (from capital gains)	(8.19)	(3.84)	(2.78)	(11.43)	(3.26)
Total Dividends and Distributions	(9.06)	(4.67)	(3.59)	(11.98)	(3.65)
Net Asset Value, End of Period	$128.67	$116.40	$89.22	$74.51	$109.10
Total Return*	19.41%	37.17%	25.23%	(23.37)%	27.68%
Net Assets, End of Period (in thousands)	$2,452,957	$2,184,606	$1,685,915	$1,424,181	$1,959,177
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.86%	0.75%(4)	0.69%	0.75%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.75%	0.69%	0.75%	0.86%
Ratio of Net Investment Income/(Loss)	0.59%(2)	0.81%(3)	0.94%	0.72%	0.54%
Portfolio Turnover Rate	33%	28%	24%	33%	25%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.06 and 0.05%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.05%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

104 | Janus Investment Fund

Janus Henderson Global Select Fund – Class D Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$20.16	$16.51	$14.09	$19.60	$15.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.20(2)	0.19	0.18	0.14
Net realized and unrealized gain/(loss)	2.78	4.90	2.67	(3.36)	4.88
Total from Investment Operations	2.90	5.10	2.86	(3.18)	5.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.18)	(0.15)	(0.14)	(0.14)
Distributions (from capital gains)	(1.66)	(1.27)	(0.29)	(2.19)	(0.75)
Total Dividends and Distributions	(1.88)	(1.45)	(0.44)	(2.33)	(0.89)
Net Asset Value, End of Period	$21.18	$20.16	$16.51	$14.09	$19.60
Total Return*	15.44%	33.23%	20.49%	(18.25)%	33.28%
Net Assets, End of Period (in thousands)	$2,251,112	$2,087,821	$1,673,253	$1,459,358	$1,876,374
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.82%	0.82%(3)	0.83%	0.82%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.82%	0.83%	0.82%	0.82%
Ratio of Net Investment Income/(Loss)	0.60%	1.10%(2)	1.18%	1.04%	0.77%
Portfolio Turnover Rate	48%	36%	46%	56%	37%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in April and August 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.06%, respectively.

(3)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in April and August 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

105 | Janus Investment Fund

Janus Henderson Global Sustainable Equity Fund – Class D Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$16.30	$12.26	$10.40	$14.20	$11.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.03	0.06	0.02	0.02
Net realized and unrealized gain/(loss)	1.91	4.05	1.83	(3.68)	3.01
Total from Investment Operations	1.93	4.08	1.89	(3.66)	3.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.04)	(0.03)	(0.01)	—
Distributions (from capital gains)	—	—	—	(0.13)	(0.01)
Total Dividends and Distributions	(0.03)	(0.04)	(0.03)	(0.14)	(0.01)
Net Asset Value, End of Period	$18.20	$16.30	$12.26	$10.40	$14.20
Total Return*	11.84%	33.39%	18.16%	(26.02)%	27.15%
Net Assets, End of Period (in thousands)	$30,631	$28,676	$22,473	$20,664	$23,921
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.79%	1.84%	1.93%	1.71%	1.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	1.00%	1.01%	1.00%	1.00%
Ratio of Net Investment Income/(Loss)	0.10%	0.21%	0.48%	0.16%	0.18%
Portfolio Turnover Rate	37%	25%	20%	33%	12%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
106 | Janus Investment Fund

Janus Henderson Global Technology and Innovation Fund – Class D Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$67.23	$45.44	$32.83	$61.11	$51.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.17)	(0.10)	(0.05)	(0.14)	(0.16)
Net realized and unrealized gain/(loss)	17.52	22.29	12.66	(19.49)	14.23
Total from Investment Operations	17.35	22.19	12.61	(19.63)	14.07
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.05)
Distributions (from capital gains)	(7.27)	(0.40)	—	(8.65)	(4.80)
Total Dividends and Distributions	(7.27)	(0.40)	—	(8.65)	(4.85)
Net Asset Value, End of Period	$77.31	$67.23	$45.44	$32.83	$61.11
Total Return*	27.84%	49.14%	38.41%	(37.39)%	28.43%
Net Assets, End of Period (in thousands)	$4,241,507	$3,506,928	$2,401,660	$1,794,752	$3,058,182
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.81%	0.78%	0.80%	0.80%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.78%	0.80%	0.80%	0.79%
Ratio of Net Investment Income/(Loss)	(0.25)%	(0.17)%	(0.11)%	(0.30)%	(0.29)%
Portfolio Turnover Rate	49%	30%	43%	47%	43%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
107 | Janus Investment Fund

Janus Henderson Overseas Fund – Class D Shares
	Years ended September 30
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$48.68	$40.61	$33.78	$43.49	$32.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.66(2)	0.71(3)	0.68	0.73	0.53
Net realized and unrealized gain/(loss)	6.87	7.96	6.78	(9.98)	10.54
Total from Investment Operations	7.53	8.67	7.46	(9.25)	11.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.75)	(0.60)	(0.63)	(0.46)	(0.35)
Total Dividends and Distributions	(0.75)	(0.60)	(0.63)	(0.46)	(0.35)
Net Asset Value, End of Period	$55.46	$48.68	$40.61	$33.78	$43.49
Total Return*	15.74%	21.63%	22.13%	(21.48)%	33.89%
Net Assets, End of Period (in thousands)	$786,729	$693,569	$614,116	$528,221	$726,916
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.83%(4)	0.94%(5)	0.94%	0.95%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.94%	0.94%	0.95%	0.95%
Ratio of Net Investment Income/(Loss)	1.35%(2)	1.58%(3)	1.65%	1.77%	1.28%
Portfolio Turnover Rate	42%	45%	42%	32%	27%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.03 and 0.06%, respectively.

(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.04 and 0.09%, respectively.

(4)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2025. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

(5)
Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2024. The impact of the additional professional fees to Ratio of Gross Expenses is 0.01%.

108 | Janus Investment Fund

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid federal income taxes and interest that a Fund must pay if these investments are profitable, regardless of whether such income is distributed as a taxable dividend by the Fund to its holders of common stock, the Fund may make various elections (if available) permitted by the tax laws. These elections could require that a Fund recognize taxable income regardless of whether the Fund receives any distributions from such PFIC, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
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Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Private placements are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Rule 144A securities are securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but that may be resold to certain institutional investors.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Currency swaps involve the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap’s inception.
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward foreign currency contracts, swaps, and futures contracts.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward foreign currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial
110 | Janus Investment Fund

indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. Futures contracts are standardized and traded on designated exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments.
Inflation index swaps involve the exchange by a Fund with another party of its respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended. Funds are classified as either diversified or nondiversified. To be classified as diversified under the Investment Company Act of 1940, as amended, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as nondiversified under the Investment Company Act of 1940, as amended, on the other hand, has the flexibility to take larger positions in securities than a fund that is classified as diversified. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the Investment Company Act of 1940, as amended, is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash.
Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.
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When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

MSCI ESG Ratings
As of January 13, 2026, MSCI uses a rules-based methodology to identify industry leaders and laggards according to their exposure to environmental, social, and governance (“ESG”) risks and how well they manage those risks relative to peers, and their ESG ratings range from leader (AAA, AA), average (A, BBB, BB), to laggard (B, CCC).
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You can make inquiries and request other information, including a Statement of Additional Information, annual report, semiannual report, or Fund financial statements (as they become available), free of charge, by contacting a Janus Henderson representative at 1-800-525-3713. The Funds’ Statement of Additional Information, most recent annual and semiannual reports, and Fund financial statements are also available, free of charge, at janushenderson.com/reports. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports and in Form N-CSR. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal period. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements.
The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. Reports and other information about the Funds are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com
P.O. Box 219109
Kansas City, MO 64121-9109
1-800-525-3713
The Trust’s Investment Company Act File No. is 811-1879.

▼ January 28, 2026
Janus Investment Fund
Statement of Additional Information

	Class A Shares Ticker	Class C Shares Ticker	Class D Shares Ticker	Class I Shares Ticker	Class N Shares Ticker	Class R Shares Ticker	Class S Shares Ticker	Class T Shares Ticker
Global & International Equity
Janus Henderson European Focus Fund	HFEAX	HFECX	HFEDX	HFEIX	HFERX	N/A	HFESX	HFETX
Janus Henderson Global Equity Income Fund	HFQAX	HFQCX	HFQDX	HFQIX	HFQRX	N/A	HFQSX	HFQTX
Janus Henderson Global Life Sciences Fund	JFNAX	JFNCX	JNGLX	JFNIX	JFNNX	N/A	JFNSX	JAGLX
Janus Henderson Global Real Estate Fund	JERAX	JERCX	JNGSX	JERIX	JERNX	N/A	JERSX	JERTX
Janus Henderson Global Research Fund	JDWAX	JWWCX	JANWX	JWWFX	JDWNX	JDWRX	JWGRX	JAWWX
Janus Henderson Global Select Fund	JORAX	JORCX	JANRX	JORFX	JSLNX	JORRX	JORIX	JORNX
Janus Henderson Global Sustainable Equity Fund	JEASX	JECTX	JEDTX	JEUIX	JETNX	JEGRX	JESSX	JETTX
Janus Henderson Global Technology and Innovation Fund	JATAX	JAGCX	JNGTX	JATIX	JATNX	N/A	JATSX	JAGTX
Janus Henderson Overseas Fund	JDIAX	JIGCX	JNOSX	JIGFX	JDINX	JDIRX	JIGRX	JAOSX
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	JDBAX	JABCX	JANBX	JBALX	JABNX	JDBRX	JABRX	JABAX
Janus Henderson Contrarian Fund	JCNAX	JCNCX	JACNX	JCONX	JCNNX	JCNRX	JCNIX	JSVAX
Janus Henderson Enterprise Fund	JDMAX	JGRCX	JANEX	JMGRX	JDMNX	JDMRX	JGRTX	JAENX
Janus Henderson Forty Fund	JDCAX	JACCX	JFRDX	JCAPX	JFRNX	JDCRX	JARTX	JACTX
Janus Henderson Growth and Income Fund	JDNAX	JGICX	JNGIX	JGINX	JDNNX	JDNRX	JADGX	JAGIX
Janus Henderson Research Fund	JRAAX	JRACX	JNRFX	JRAIX	JRANX	JRARX	JRASX	JAMRX
Janus Henderson Triton Fund	JGMAX	JGMCX	JANIX	JSMGX	JGMNX	JGMRX	JGMIX	JATTX
Janus Henderson U.S. Dividend Income Fund	N/A	N/A	JDDVX	JIDVX	JNDVX	N/A	N/A	N/A
Janus Henderson Venture Fund	JVTAX	JVTCX	JANVX	JVTIX	JVTNX	N/A	JVTSX	JAVTX

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares (collectively, the “Shares”) of the series listed above, each of which is a separate series (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund, a Massachusetts business trust (the “Trust”). Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Certain Funds do not offer all classes of Shares.
This SAI is not a Prospectus and should be read in conjunction with the Funds’ Prospectuses dated January 28, 2026, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectuses. The audited financial statements for a Fund, the notes relating thereto, and the related reports of PricewaterhouseCoopers LLP, the Funds’ independent public accounting firm, are incorporated by reference into this SAI from the Funds’ most recent Form N-CSR, which contains important financial information about the Funds. The Annual and Semiannual Reports are available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares), or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Classification, investment policies and restrictions, and investment strategies and risks	2
Investment adviser	51
Custodian, transfer agent, and certain affiliations	65
Securities lending	69
Portfolio transactions and brokerage	70
Shares of the trust	76
Net Asset Value Determination	76
Purchases	76
Distribution and Shareholder Servicing Plans	80
Redemptions	82
Income dividends, capital gains distributions, and tax status	85
Trustees and officers	90
Principal shareholders	109
Miscellaneous information	145
Shares of the Trust	145
Shareholder Meetings	145
Voting Rights	145
Master/Feeder Option	146
Independent Registered Public Accounting Firm	146
Registration Statement	146
Financial statements	147
Appendix A – proxy voting policy and procedures	148

Classification, investment policies and restrictions,
and investment strategies and risks

Janus Investment Fund
This Statement of Additional Information includes information about 18 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.

Classification
The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or nondiversified. Janus Henderson Global Technology and Innovation Fund, Janus Henderson Contrarian Fund, Janus Henderson Forty Fund, and Janus Henderson Research Fund are classified as nondiversified. Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson Global Life Sciences Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Research Fund, Janus Henderson Global Select Fund, Janus Henderson Global Sustainable Equity Fund, Janus Henderson Overseas Fund, Janus Henderson Balanced Fund, Janus Henderson Enterprise Fund, Janus Henderson Growth and Income Fund, Janus Henderson Triton Fund, Janus Henderson U.S. Dividend Income Fund, and Janus Henderson Venture Fund are classified as diversified.

Adviser
Janus Henderson Investors US LLC (the “Adviser”) is the investment adviser for the Funds.

Investment Policies and Restrictions Applicable to all Funds
The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Unless otherwise noted, each of these policies applies to each Fund, except policies (1) and (2), which apply only to the Funds specifically listed in those policies.
(1)  With respect to 75% of its total assets, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson Global Life Sciences Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Research Fund, Janus Henderson Global Select Fund, Janus Henderson Global Sustainable Equity Fund, Janus Henderson Overseas Fund, Janus Henderson Balanced Fund, Janus Henderson Enterprise Fund, Janus Henderson Growth and Income Fund, Janus Henderson Triton Fund, Janus Henderson U.S. Dividend Income Fund, and Janus Henderson Venture Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
Each Fund may not:
(2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities), except that:
(i)
Janus Henderson Global Life Sciences Fund will normally invest 25% or more of the value of its total assets, in aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology.
(ii)
Janus Henderson Global Real Estate Fund will invest 25% or more of the value of its total assets in the real estate industries or real estate-related industries.
(iii)
Janus Henderson Global Technology and Innovation Fund will invest 25% or more of the value of its total assets in the industries within the information technology sector in the aggregate.
(3)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(4)  Lend any security or make any other loan if, as a result, more than one-third of a Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).
(5)  Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.
(6)  Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.
(7)  Each Fund (except for Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, and Janus Henderson U.S. Dividend Income Fund) may not:
Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, or forward transactions. The Funds may not issue “senior securities” in contravention of the 1940 Act.
(8)  With respect to Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, and Janus Henderson U.S. Dividend Income Fund, each Fund may not:
Borrow money or issue “senior securities,” in each case except as permitted under the 1940 Act.
As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.
The Board of Trustees of the Trust (the “Trustees”) has adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:
(1)  If a Fund is an underlying fund in a fund of funds managed by the Adviser, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.
(2)  The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.
(3)  The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, “to be announced” commitments, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.
(4)  A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.
(5)  A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.
(6)  The Funds may not invest in companies for the purpose of exercising control of management.
(7)  The Funds may borrow money by engaging in reverse repurchase agreements (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment restriction).
Under the terms of an exemptive order received from the Securities and Exchange Commission (the “SEC”), a Fund may borrow money from or lend money to other funds that permit such transactions and for which the Adviser or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Fund may be unable to repay the loan when due. While it is expected that a Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.
For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.
For purposes of the Funds’ fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.
For purposes of each Fund’s policies on investing in particular industries, each Fund utilizes any one or more of the industry sub-classifications used by one or more widely recognized third-party providers and/or as defined by the Adviser. The policy will be interpreted to give broad authority to each Fund as to how to classify issuers within or among industries.

Investment Policies Applicable to Certain Funds
Janus Henderson Global Life Sciences Fund. As a fundamental policy, Janus Henderson Global Life Sciences Fund will normally invest at least 25% of its total assets, in aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology. Janus Henderson Global Life Sciences Fund does not have a policy to concentrate in any industry other than those listed above.
Janus Henderson Global Real Estate Fund. As a fundamental policy, Janus Henderson Global Real Estate Fund will concentrate 25% or more of its total assets in securities of issuers in real estate industries or real estate-related industries.
Janus Henderson Global Technology and Innovation Fund. As a fundamental policy, Janus Henderson Global Technology and Innovation Fund will invest 25% or more of the value of its total assets in the industries within the information technology sector in the aggregate.
Janus Henderson Balanced Fund. As an operational policy, at least 25% of the assets of Janus Henderson Balanced Fund will normally be invested in fixed-income senior securities. A senior security ranks above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means the Fund would be in line to receive repayment of its investment before certain of the company’s other creditors.

Investment Strategies and Risks
Diversification
Funds are classified as either diversified or nondiversified. To be classified as diversified under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as nondiversified under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in more securities than a fund that is classified as diversified. This gives a fund that is classified as nondiversified more flexibility to focus its investments in companies that portfolio management has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.

Cash Position
As discussed in the Prospectuses, a Fund’s cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on uninvested cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments and cash equivalent securities. Each Fund may also invest in affiliated or non-affiliated money market funds (refer to “Investment Company Securities”).
Commercial Paper
Commercial paper refers to short-term, unsecured promissory notes issued by banks, corporations and other borrowers to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Each Fund may invest in investment grade commercial paper (e.g., that is rated Prime-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or A-3 or higher by Standard & Poor’s Ratings Services (“S&P”) or, if unrated by Moody’s or S&P, is issued by a company having an outstanding debt issue rated investment grade). Risks associated with commercial paper include credit risk and liquidity risk.
Illiquid Investments
Each Fund may not acquire any illiquid investment if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments, which include certain securities that are purchased in private placements, are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Certain securities previously deemed liquid may become illiquid over time, particularly in periods of economic distress.
If illiquid investments that are assets exceed 15% of a Fund’s net assets, the Fund will take steps to reduce its holdings of such illiquid investments to or below 15% of its net assets within a reasonable period of time. Because illiquid investments may not be readily marketable, portfolio management may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the NAV of a Fund to decline.
Private Placements and Other Exempt Securities Risk. Private placements are securities that are subject to legal and/or contractual restrictions on their sales. These securities may also include initial public offerings (“IPO”) where a Fund participates as an anchor or cornerstone investor (“Cornerstone Investor”) wherein it agrees, prior to a company’s IPO, to acquire a certain dollar amount of the IPO securities (“Cornerstone IPOs”). Private placements and other securities exempt from certain registration requirements may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, private placements and other securities exempt from certain registration requirements may involve a high degree of business and financial risk and may result in substantial losses.
Private placements and other securities exempt from certain registration requirements may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or a Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for private placements. The Fund may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Fund may get only limited information about the issuer of a private placement or other security exempt from certain registration requirements, so it may be less able to anticipate a loss. Also, if portfolio management receives material non-public information about the issuer, the Fund may, as a result, be legally prohibited from selling the securities.
Each Fund may make an initial investment of up to 0.5% of its total assets in any one private placement issuer. A Fund may not invest more than 1% of its total assets in the aggregate, measured at the time of the subsequent purchase, in any one private placement issuer.

Investments in securities exempt from certain registration requirements may include securities issued through private offerings without registration with the SEC pursuant to Regulation S or Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Offerings of Regulation S securities may be conducted outside of the United States. Although Regulation S and Rule 144A securities may be resold in privately negotiated transactions, the amounts received from these sales could be less than those originally paid by the Funds.
Environmental, Social, and Governance Data
Within the parameters of a Fund’s specific investment policies, portfolio management may consider environmental, social, and governance (“ESG”) data inputs from third-party data providers. As of the date of this SAI, portfolio management receives such inputs provided by MSCI, Institutional Shareholder Services, Inc. (“ISS”), and Sustainalytics. A description of the ESG data provided is noted below. The third-party data providers used by the Adviser are subject to change over time. The use and reliance on such information will vary depending on the strategy employed by a Fund/investment team.
•
MSCI – Provides ESG and government ratings, corporate impact data including ESG-related controversies, business involvement screening and thematic alignment to the United Nations Sustainable Development Goals, and climate change solutions consisting of climate data, risk reporting and scenario analysis. A description of MSCI’s ESG ratings methodology can be found on their website at www.msci.com. As of January 13, 2026, MSCI’s ESG Ratings are designed to measure companies’ resilience to financially relevant, industry-specific sustainability risks and opportunities. MSCI uses a rules-based methodology to identify industry leaders and laggards, assigning each company an industry-relative letter rating from AAA to CCC based on how well they manage these risks and opportunities relative to peers, and their ESG ratings range from leader (AAA, AA), average (A, BBB, BB), to laggard (B, CCC).
•
ISS – Provides climate risk data and reporting on carbon emissions, warming potential, alignment with Paris Agreement on Climate Change, physical risk information, transition risk information, scenario analysis, and voting governance analysis.
•
Sustainalytics, a Morningstar Company – Provides absolute ESG risk scoring, general activity-based and norms-based exclusion classifications, and information regarding certain ESG metrics to support focused evaluation or screening.
ESG Exclusions Policy. The Adviser has adopted a firmwide ESG exclusions policy that generally applies to the accounts it manages, including the Funds. Using third-party inputs, the Adviser applies exclusionary criteria to seek to avoid investing in securities of issuers that, in the determination of the Adviser, manufacture cluster munitions, anti-personnel mines, chemical weapons, and biological weapons.
Private Investments in Public Equity
Private investments in public equity (“PIPEs”) are equity securities privately purchased from public companies (including special purpose acquisition companies as described below) at a specified price. PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. Until the public registration process is completed, PIPEs are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. Issuers may suspend the use of a registration statement because the registration statement must be amended or corrected to remedy a material misstatement or omission. This suspension period is often referred to as a black-out period, during which PIPE purchasers will not have the ability to sell PIPE shares pursuant to such registration statement and may have limited liquidity if other exemptions for public resale are not available. Black-out periods can be more common for PIPEs on special purpose acquisition companies (“SPACs”). Additionally, because of the potential likelihood of needing to amend registration statements for PIPE shares on SPACs, issuers are less likely to be willing to remove any restrictive legends on PIPE shares once the registration statement is initially effective and will only remove them pursuant to a pending sale, which can delay liquidity. To the extent that they increase the supply of a company’s stock in the market, PIPEs can potentially dilute the value of existing shares.
Special Purpose Acquisition Companies
Certain Funds may invest in securities issued by SPACs or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time (typically two years), the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, a Fund’s ability to meet its investment objective may be negatively impacted. In addition, some SPACs may be traded in the over-the-counter market and may be considered illiquid and/or be subject to restrictions on resale.
Securities Lending
The Funds may lend their investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed one-third of the Fund’s total assets.
Approved borrowers are financial institutions that meet the Funds’ securities lending program requirements, which require that (a) the borrowers pledge and maintain with a Fund’s collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a “mark-to-market” basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, a Fund may return a part of the interest earned on the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.
To the extent a Fund engages in securities lending, there is the risk of a delay in recovering loaned securities. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase a replacement security in the market. There is a risk that the value of the collateral could be insufficient to cover the cost of the replacement security, resulting in a loss to the Fund.
The Adviser currently intends to invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, or in time deposits, which are managed by the Funds’ securities lending agent, JPMorgan Chase Bank, National Association (“JPMorgan Chase Bank”). An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Funds and the affiliated cash management vehicle in which a portion of the cash collateral is invested, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Funds and the affiliated cash management vehicle. Additionally, the Adviser receives an investment advisory fee for managing the affiliated cash management vehicle and therefore may have an incentive to allocate collateral to the affiliated cash management vehicle, rather than to other collateral management options for which the Adviser does not receive compensation.
Equity Securities
The Funds may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.
Common Stock. Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.
Preferred Stock. A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.

Convertible Security. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.
A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
Certain Funds also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the underlying investment, and such Fund in turn assumes the credit risk associated with the convertible note.
Warrants. Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.
Certain Funds may from time to time use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in the price of the underlying security between the date the LEPO was purchased and the date it is sold. Additionally, LEPOs entail the same risks as derivatives that are traded over-the-counter, including the risks that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Furthermore, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when such Fund wishes to sell it.
Cyber Security Risk
The Funds are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Funds’ operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ websites or a service provider’s systems, which renders them inoperable to intended users until appropriate actions are taken. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.
Cyber security failures or breaches by the Funds’ service providers (including, but not limited to, the Adviser, custodians, transfer agents, subadministrators, and financial intermediaries) may subject a Fund to many of the same risks associated with direct cyber security failures or breaches, and may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds may incur incremental costs to prevent cyber incidents in the future. The Funds could be negatively impacted as a result. While the Adviser has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cyber security plans and systems put in place by third party service providers or their service providers. Cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. The rapid development and increasingly widespread use of artificial intelligence (“AI”) could increase the effectiveness of cyber-attacks and exacerbate the related risks.
Operational Risk
An investment in a Fund can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect a Fund’s ability to calculate its net asset value in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through internal controls and oversight of third party service providers, there is no guarantee that a Fund will not suffer losses if such events occur.
Foreign Securities
Each Fund may invest to varying degrees in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include, but are not necessarily limited to, corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations, and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These risks may include:
Currency Risk. As long as a Fund holds a foreign currency-denominated security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency-denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Emerging Markets Risk. Within the parameters of its specific investment policies, each Fund may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. Janus Henderson Global Select Fund will limit its investments in emerging market countries to 30% of its net assets, measured at the time of purchase. Janus Henderson Global Equity Income Fund does not expect to invest more than 25% of its assets in securities of companies based in emerging markets. Each of Janus Henderson Global Real Estate Fund and Janus Henderson Global Sustainable Equity Fund will normally limit its investments in emerging market countries to 15% and 10%, respectively, of its net assets. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, disclosure, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging market companies, including financial information, may be less available or reliable and a Fund’s ability to conduct due diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This may be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness and/or resources than participants in developed markets.
The securities markets of many of the emerging market countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets or other legal systems to ensure orderly enforcement of property interests such as bankruptcy may be more limited than the remedies available in the United States. Additionally, the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, a Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. In addition, the taxation systems at the federal, regional and local levels in developing or emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change.
The Funds may be subject to emerging markets risk to the extent that they invest in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
European Investment Risk. Investing in European countries may expose a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A majority of western European and a number of eastern European countries are members of the European Union (“EU”). A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. The Economic and Monetary Union of the European Union (“EMU”) is comprised of EU members that have adopted the euro currency (the “Eurozone”). By adopting the euro as its currency, a member state relinquishes control of its own monetary policies and is subject to fiscal and monetary controls imposed by the EMU. As a result, European countries may also be significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. As economic conditions across the Eurozone may vary widely, it is possible that these controls may not adequately address the needs of all Eurozone members from time to time. These controls remove the Eurozone’s flexibility in implementing monetary policies to address regional economic conditions, which may impair their ability to respond to crises. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the Eurozone and Europe generally.
Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
In addition, certain European countries have at times experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from a Fund’s performance to the extent the Fund is exposed to such interest rates.
One or more countries could abandon the euro and/or withdraw from the EU, which could weaken the EU and, by extension, its remaining members. In addition, any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. In the event of one or more countries abandon the euro and/or withdraw from the EU, it may be difficult to value investments denominated in euros or in a replacement currency.
Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which, in turn, may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

While many countries in western Europe are considered to have developed markets, many eastern European countries are less developed. Investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. Securities markets of emerging market economies may be less efficient and may have lower trading volume, lower liquidity, and higher volatility than more developed markets. Many eastern European economies remain particularly sensitive to social, political, and economic conditions within the region and may, in particular, given its proximity and historical ties, be adversely affected by events in Russia, including changes to the Russian economy or currency (including as the result of sanctions), or attempts by Russia to assert its influence through economic, political, or military measures (such as Russia’s invasion of Ukraine beginning in late February 2022). Many eastern European countries are also highly dependent on exports to western Europe, making them particularly vulnerable to demand in that region. Many eastern European countries had centrally planned socialist economies for a substantial period of time, and there can be no assurance that more recent political and economic efforts to transition to market-based economies will be successful. As a result, investments in eastern European countries may involve heightened risks of expropriation or nationalization. Many eastern European countries are heavily reliant on credit from western Europe, and those countries have faced significant challenges in the wake of the global economic crisis.
Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. A Fund could be adversely affected by delays in, or a refusal to grant, any required approval for repatriation of capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
Geographic Investment Risk. To the extent a Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, regulatory events, and conflicts in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Similarly, a particular country or geographic region may be more prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.
Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, trade disputes, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. Further, acts of terrorism in the United States or other countries may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which a Fund has exposure. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
Regulatory and Transaction Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. In addition, costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Risks of Investments in the Asian Region. Investing in the Asian region, or having indirect exposure to Asian securities through derivative investments, presents additional risks. Specifically, a Fund’s investments in Asian issuers increases the Fund’s exposure to various risks including, but not limited to, risks associated with volatile securities markets, currency fluctuations, social, political, and regulatory developments, economic environmental events (such as natural disasters), and changes in tax or economic policies, each of which, among others, may be particular to Asian countries or regions.
If a Fund’s investments focus on Asian issuers, its investments will be more sensitive to social, financial, economic, political, and regulatory developments affecting the fiscal stability of a particular country and/or the broader region. Events that negatively affect the fiscal stability of a particular country and/or the broader region may cause the value of the Fund’s holdings to decrease, in some cases significantly. As a result, that Fund is likely to be more volatile than a fund that is more geographically diverse in its investments.
The Asian region within which a Fund may focus its investments comprises countries in various stages of economic and political development. As a result, some countries may have relatively unstable governments or may experience adverse conditions such as overextension of credit, currency devaluations and restrictions, less efficient markets, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade, prolonged economic recessions, and political instability, including military disruption, which could result in significant downturns and volatility in the economies of Asian countries and therefore have an adverse effect on the value of a Fund’s portfolio. Certain Asian countries may be vulnerable to trade barriers and other protectionist measures. Some countries have restricted the flow of money in and out of the country. Further, if Asian securities fall out of favor, it may cause a Fund to underperform compared to funds that do not focus their investments in a single region of the world.
It is also possible that from time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to social, financial, economic, political, and regulatory developments. The economies of the Asian countries in which a Fund invests may be interdependent, which could increase the possibility that conditions in one country will adversely impact the issuers of securities in a different country or region, or that the impact of such conditions will be experienced at the same time by the region as a whole. Likewise, the economies of the Asian region may also be dependent on the economies of other countries, such as the United States and Europe, and events in these economies could negatively impact the economies of the Asian region. The trading volume on some Asian stock exchanges tends to be much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities which could lead to a significant possibility of loss to a Fund. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.
Risks of Investments in Latin American Countries. Investing in Latin American countries, or having indirect exposure to Latin American securities through derivative investments, presents additional risks. Many Latin American countries have experienced, at one time or another, considerable difficulties, including high inflation and high interest rates. In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals, and metals represent a significant percentage of Latin American exports.
Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund shares. As noted above, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could have, in the future, very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies, and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.
Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.
Risks of Investments in the People’s Republic of China (“PRC”). Investing in the PRC, or having indirect exposure to the PRC through derivative investments, presents additional risks. These additional risks include (without limitation): (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small market capitalization and less liquidity; (vii) greater competition from regional economies; (viii) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (ix) the relatively small size and absence of operating history of many Chinese companies; (x) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (xi) uncertainty with respect to the commitment of the government of the PRC to economic reforms; and (xii) the imposition of sanctions or embargoes imposed by the U.S. government.
Chinese political uncertainty, military intervention, and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets. Reduction in spending on Chinese products and services, the imposition of tariffs or other trade barriers by the United States or other foreign governments on exports from the PRC, or a downturn in any of the economies of the PRC’s key trading partners may also have an adverse impact on Chinese issuers and the PRC’s economy as a whole. The current political climate has intensified concerns about trade tariffs and a trade war between the PRC and the United States. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods, and possible failure of individual companies and/or large segments of the PRC’s export industry with a potentially negative impact to a Fund.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
Chinese companies, particularly those located in China, may lack, or have different, accounting and financial reporting standards, which may result in the unavailability of material information about Chinese issuers. PRC companies are required to follow Chinese accounting standards and practices, which may be less rigorous and significantly different than international accounting standards. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles. Furthermore, the PCAOB has warned that it lacks the ability to inspect audit work and practices of PCAOB-registered auditing firms in China. This may result in inaccurate or incomplete financial records of an issuer’s operations within China, which may have a negative impact on a Fund’s investments in such companies.
Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. A Fund’s investment in the PRC is, therefore, subject to the risk of such events (see “Geographic Investment Risk”). In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Fund’s investments in the PRC.
Moreover, as demonstrated by protests in Hong Kong over political, economic, social, and legal freedoms, and the PRC government’s response to them, political uncertainty exists within Hong Kong and there is no guarantee that additional protests will not arise in the future. Hostilities between the PRC and Hong Kong may present a risk to a Fund’s investments in the PRC or Hong Kong.
Securities Listed on Chinese Stock Exchanges. Funds with the ability to invest in foreign securities may invest in securities listed on Chinese stock exchanges or have indirect exposure to these securities through derivative investments. These securities are divided into two classes of shares: China B Shares, which may be owned by both Chinese and foreign investors and China A Shares. A fund with the ability to invest in foreign securities may invest in China A Shares and other eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai – Hong Kong Stock Connect program, as well as eligible China A Shares listed and traded on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen Hong Kong Stock Connect program (both programs collectively referred to herein as “Stock Connect”). Each of the SSE and SZSE are referred to as an “Exchange” and collectively as the “Exchanges” for purposes of this section. An investment in China A Shares is also generally subject to the risks identified under “Foreign Securities,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.
Stock Connect is a securities trading and clearing linked program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), a wholly-owned subsidiary of Hong Kong Exchanges and Clearing Limited (“HKEC”), the Exchanges, and the China Securities Depository and Clearing Corporation Limited (“ChinaClear”) to permit mutual stock market access between mainland China and Hong Kong. Hong Kong Securities Clearing Company Limited (“HKSCC”), a clearing house operated by HKEC, acts as nominee for participants, such as a fund, accessing Stock Connect Securities.
A primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. Since the relevant regulations governing Stock Connect Securities are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. In particular, the courts may consider that the nominee or custodian, as registered holder of Stock Connect Securities, has full ownership over the Stock Connect Securities rather than a fund as the underlying beneficial owner. HKSCC, as nominee holder, does not guarantee the title to Stock Connect Securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them such as participation in corporate actions or shareholder meetings cannot be assured. In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with participants will be limited to assisting participants with claims and a fund may not fully recover its losses or the Stock Connect Securities it owns. Recovery of a fund’s property may also be subject to delays and expenses, which may be material. Further, investors are currently able to trade Stock Connect Securities only up to certain daily maximums. Buy orders and sell orders are offset for purposes of the daily quota, which is applied to all market participants and not specifically to the funds or investment manager. If the daily quota is reached or a stock is recalled from the scope of eligible stocks for trading via Stock Connect, a fund’s investment program would be adversely impacted.
Stock Connect will only operate on days when both the respective Exchange and SEHK are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in China A Shares through Stock Connect may subject a fund to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Trading via Stock Connect is subject to trading, clearance and settlement procedures that are untested in China which could pose risks to a fund.

Variable Interest Entities (“VIEs”). In seeking exposure to Chinese issuers, a Fund may invest in VIE structures which may subject the Fund to legal and regulatory uncertainties and additional risks. The VIE structure enables foreign investors, such as a Fund, to obtain exposure to a Chinese operating company in situations in which the Chinese government has limited or prohibited non-Chinese ownership of such company. The VIE structure does not involve equity ownership in a China-based company but rather involves claims to the China-based company’s profits and control of its assets through contractual arrangements. As a result, foreign investors do not have rights of direct equity owners, including rights to residual profits or control over management. Intervention by the Chinese government with respect to a VIE structure or the non-enforcement of VIE-related contractual rights could significantly affect a Chinese operating company’s business, the enforceability of the shell company’s contractual arrangements with the Chinese operating company and the value of the listed company’s stock. Intervention by the Chinese government could include nationalization of the Chinese operating company, confiscation of its assets, restrictions on operations and/or constraints on the use of VIE structures. Any change in the operations of entities in a VIE structure, the status of VIE contractual arrangements or the legal or regulatory environment in China could result in significant losses to a Fund.
Sovereign Debt
Sovereign debt may be issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may decide to default on their sovereign debt in whole or in part. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.
In recent years, some of the countries have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of sovereign debt may be requested to participate in similar rescheduling of such debt.
The ability or willingness of foreign governments to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.
The occurrence of political, social, economic, and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund’s investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political, and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to services their sovereign debt. There can be no assurances that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.
Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, a Fund’s net asset value, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.
Short Sales
The Funds may engage in short sales through short sales of stocks, futures, uncovered written calls, structured products, and through various types of derivatives. Except as follows, each Fund’s gross notional exposure to short positions may not exceed 10% of the Fund’s net assets. For Janus Henderson Balanced Fund, gross notional exposure to short positions may not exceed 10% of the net assets in the Fund’s equity portion and there is no limit on exposure to short positions in the Fund’s fixed-income portion. A Fund may engage in short sales when portfolio management anticipates that the market price of a security will decline. In a short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender.
A Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no upper limit to the cost of replacing the borrowed security. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold.
The Funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than supply for the security sold short. If a short squeeze occurs, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.
Short Sales Against the Box
Certain Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to the limits set forth above. This technique involves either selling short a security that a Fund owns, or has the right to obtain (equivalent in kind or amount to the securities sold short), for delivery at a specified date in the future. If a Fund enters into a short sale “against the box”, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A Fund does not immediately deliver from its portfolio the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the price of the security has declined at the time a Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of a security has increased, the Fund will be required to pay the difference.
Zero Coupon, Step Coupon, and Pay-In-Kind Securities
Within the parameters of its specific investment policies, each Fund may invest up to 10% of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are issued and traded at a discount from their face value and pay coupon interest that increases or decreases over the life of the bond. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For purposes of a Fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the regulations thereunder, and to avoid a federal income or excise tax, a Fund must distribute a portion of such recognized income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Additionally, such securities may be subject to heightened credit and valuation risk.
Pass-Through Securities
The Funds may invest in various types of pass-through securities, such as commercial and residential mortgage-backed securities, which include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or mortgage participation certificates, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Funds.
Agency Mortgage-Related Securities. The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.
Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), which issue certificates (participation certificates and guaranteed mortgage certificates) that resemble Ginnie Mae Certificates in that each certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Participation certificates issued by Freddie Mac, which represent interests in mortgages from Freddie Mac’s national portfolio, are guaranteed by Freddie Mac as to the timely payment of interest and ultimate collection of principal.
In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. These purchases are intended to enhance Fannie Mae’s and Freddie Mac’s ability to meet their obligations. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.
More recently in 2019, under the direction of the FHFA, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative seeks to support the overall liquidity of both Fannie Mae and Freddie Mac certificates in the TBA market. The FHFA has indicated that the conservatorship will end when the director of the FHFA determines that the FHFA’s plan to restore the entities to a safe and solvent condition has been completed. As of the date of this SAI, Fannie Mae and Freddie Mac remain under conservatorship.

The future for Fannie Mae and Freddie Mac is uncertain as the U.S. Government has considered proposals to wind down or restructure Fannie Mae’s and Freddie Mac’s operations. It is uncertain what legislation, if any, may be proposed in the future in Congress or which proposals, if any, might be enacted. The passage of any such proposal has the potential to impact the value of securities issued by a Fannie Mae or Freddie Mac, which could adversely affect the liquidity and value of a Fund’s portfolio. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities.
Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Portfolio management will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.
The Funds’ investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, pre-payment risk, extension risk (heightened in rising interest rate environments), and liquidity risk.
Asset-Backed Securities. Asset-backed securities represent interests in pools of consumer and commercial loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, and syndicated bank loans. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.
Collateralized Bond Obligations. Certain Funds may invest in collateralized bond obligations (“CBOs”) and other similarly structured securities. CBOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high-yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. CBOs may charge management fees and administrative expenses.
For CBOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO securities as a class.
The risks of an investment in a CBO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs may be characterized by a Fund as illiquid securities. CBOs carry additional risks which may include the risk that a Fund may invest in CBOs that are subordinate (or junior) to other classes.

Collateralized Mortgage Obligations. Certain Funds may invest in collateralized mortgage obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams. A REMIC is a type of CMO that qualifies for special tax treatment, and unlike the debt securities structure of CMOs, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“CMO Bonds”). Proceeds of the CMO Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the CMO Bonds. Principal and interest payments from the Collateral are used to pay principal on the CMO Bonds in the order A, B, C, Z. The Series A, B, and C CMO Bonds all bear current interest. Interest on the Series Z CMO Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C CMO Bond currently being paid off. When the Series A, B, and C CMO Bonds are paid in full, interest and principal on the Series Z CMO Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
As CMOs have evolved, some classes of CMO Bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches – known as support bonds, companion bonds or non-PAC bonds – which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with certain Funds’ investment objectives and policies, the Adviser may invest in various tranches of CMO Bonds, including support bonds.
Collateralized Loan Obligations (“CLO”). A CLO is a type of securitized asset, which is a sector of the fixed income market that also includes asset-backed and mortgage- backed securities. Typically organized as a trust or other special purpose vehicle, the CLO issues debt and equity interests and uses the proceeds from this issuance to acquire a portfolio of bank loans made primarily to businesses that are rated below investment grade. The underlying loans are generally senior-secured/first-priority loans; however, the CLO may also include an allowance for second-lien and/or unsecured debt. Additionally, the underlying loans may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, some of which may individually be below investment grade or the equivalent if unrated. The portfolio of underlying loans is actively managed by the CLO manager for a fixed period of time (“reinvestment period”). During the reinvestment period, the CLO manager may buy and sell individual loans to create trading gains or mitigate loses. The CLO portfolio will generally be required to adhere to certain diversification rules established by the CLO issuer to mitigate against the risk of concentrated defaults within a given industry or sector. After a specified period of time, the majority owner of equity interests in the CLO may seek to call the CLO’s outstanding debt or refinance its position. If not called or refinanced, when the reinvestment period ends, the CLO uses cash flows from the underlying loans to pay down the outstanding debt tranches and wind up the CLO’s operations.

Interests in the CLOs are divided into two or more separate debt and equity tranches, each with a different credit rating and risk/return profile based upon its priority of claim on the cashflows produced by the underlying loan pool. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “Equity” tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws.
CLOs themselves, and the loan obligations underlying the CLOs, are typically subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when a Fund purchases a newly issued CLO directly from the issuer (rather than from the secondary market), there will be a delayed settlement period, during which time, the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, a Fund’s ability to acquire or dispose of CLOs at a price and time a Fund deems advantageous may be severely impaired. CLOs are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO. CLOs are typically structured such that, after a specified period of time, the majority investor in the equity tranche can call (i.e., redeem) the security in full. A Fund may not be able to accurately predict when or which of its CLO investments will be called, resulting in a Fund having to reinvest the proceeds in unfavorable circumstances, resulting in a decline in a Fund’s income. As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and requiring a Fund to reinvest cash at an inopportune time. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting in delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO’s investors.
Privately Issued Mortgage-Related Securities. Privately issued mortgage-related securities are pass-through pools of conventional residential mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Funds’ quality standards. Securities issued by certain private organizations may not be readily marketable.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool. The Funds’ investments in privately issued mortgage-related securities may be backed by subprime mortgage loans.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly.

Even loans classified as prime have experienced higher levels of delinquencies and defaults. A decline in real property values across the United States may exacerbate the level of losses that investors in privately issued mortgage-related securities have experienced. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held by a Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
A Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.
Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Adviser takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, privately issued mortgage-related securities are not subject to a Fund’s industry concentration restrictions. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Commercial Mortgage-Backed Securities. A Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including office properties, retail properties, hotels, industrial mixed use properties or multi-family apartment buildings. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities. Other mortgage-related securities in which a Fund may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including collateralized mortgage obligation residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. In addition, a Fund may invest in any combination of mortgage-related interest-only or principal-only debt.
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Therefore, these loans may react differently than traditional home loans to market events.
Credit Risk Transfer Securities. A Fund may invest in credit risk transfer securities (“CRTs”), which are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises (“GSE”), such as Ginnie Mae, Fannie Mae, and Freddie Mac. CRTs are typically issued at par and have stated final maturities. GSE CRTs are typically structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a pool of residential mortgage loans acquired by the GSE. The issuing GSE selects the pool of mortgage loans based on that GSE’s eligibility criteria and the performance of the CRTs will be directly affected by the selection of such underlying mortgage loans.
GSE CRTs are not directly linked to or backed by the underlying mortgage loans. Therefore, although the payment of principal and interest on such securities is tied to the performance of the pool of underlying mortgage loans, the actual cash flow from the underlying mortgage loans will not be paid or otherwise made available to the holders of the securities and the holders of the securities will have no interest in the underlying mortgage loans. As a result, in the event that a GSE fails to pay principal or interest on its CRTs or goes through a bankruptcy, insolvency or similar proceeding, holders of such CRTs will have no direct recourse to the underlying mortgage loans. Such holders will receive recovery on par with other unsecured note holders (agency debentures) in such a scenario.
GSE CRTs are typically issued in multiple tranches, which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche will have credit exposure to the underlying mortgage loans and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the underlying mortgage loans, any prepayments by borrowers and any removals of a mortgage loan from the pool. Because credit risk exposure is allocated in accordance with the seniority of the particular tranche, principal losses will be first allocated to the most junior or subordinate tranches, thus making the most subordinate tranches subject to increased sensitivity to dramatic housing downturns. In addition, many CRTs have collateral performance triggers (such as those based on credit enhancement, delinquencies or defaults) that could shut off principal payments to subordinate tranches.
The risks associated with an investment in GSE CRTs will be different than the risks associated with an investment in mortgage-backed securities issued by GSEs, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans in GSE CRTs is transferred to investors, such as the Fund. As a result, investors in GSE CRTs could lose some or all of their investment in these securities if the underlying mortgage loans default.
A Fund may also invest in CRTs issued by private entities, such as banks or other financial institutions. CRTs issued by private entities are structured similarly to those issued by GSEs and are generally subject to the same types of risks, including mortgage, credit, prepayment, extension, interest rate, market, liquidity and valuation risks.
Adjustable Rate Mortgage-Backed Securities. A Fund may invest in adjustable rate mortgage-backed securities (“ARMBS”), which have interest rates that reset at periodic intervals. Acquiring ARMBS permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Other Types of Pass-Through Securities. The Funds also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield securities discussed in this SAI and in the Funds’ Prospectuses may apply.
Investment Company Securities
From time to time, a Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act or as otherwise permitted by the SEC. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. To the extent a Fund is an underlying fund in a fund of funds managed by the Adviser, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). A Fund may invest in other investment companies beyond these statutory limits to the extent the Fund abides by certain conditions of Rule 12d1-4 under the 1940 Act. A Fund may invest its cash holdings in affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provision of the 1940 Act that governs the operation of money market funds as part of a cash sweep program. A Fund may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by the Adviser, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder.
To the extent a Fund invests in money market funds or other funds, such Fund will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that the Adviser serves as the investment adviser to Janus Henderson underlying funds or investment vehicles in which a Fund may invest, the Adviser may have conflicting interests in fulfilling its fiduciary duties to both the Fund and the underlying funds or investment vehicles. Money market funds are open-end registered investment companies. Money market funds that meet the definition of a retail money market fund or government money market fund generally compute their price per share using the amortized cost method of valuation to seek to maintain a stable $1.00 price per share, and money market funds that do not meet the definitions of a retail money market fund or government money market fund transact at a floating NAV per share (similar to all other non-money market mutual funds). Money market funds may impose liquidity fees because of market conditions or other factors. Amendments to money market fund regulation could impact the trading and value of money market instruments, which may negatively affect a Fund’s return potential.
Investment companies may include index-based investments such as exchange-traded funds (“ETFs”) that hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of ETFs and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an ETF or closed-end fund decreases below the price that a Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.
Exchange-Traded Notes
Certain Funds may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities, and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. A Fund may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, the Adviser will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. As senior debt securities, ETNs rank above the issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Fund would be in line to receive repayment of its investment before certain of the company’s other creditors. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Equity-Linked Notes
Equity-linked notes (“ELNs”) are investment products structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates (“issuers”), and are designed to offer a return linked to the performance of an underlying reference asset specified within the ELN (“underlying assets”). An ELN may be written to offer returns based on the performance of individual equity securities (such as a single stock, exchange-traded fund or index), but it may also have its returns linked to multiple underlying reference assets, including a basket of multiple single name stocks or multiple equity indices.
ELNs are a hybrid, derivative-type instruments that combine the characteristics of their underlying assets with one or more related equity derivatives. Unlike a direct investment in equity securities, ELNs have a maturity date, potentially increasing a fund’s turnover rate, transaction costs and tax liability. Upon the maturity of an ELN, a fund generally receives an interest coupon payment and the par value of the note plus or minus a return based on the performance of the underlying securities and the related equity derivatives. If the underlying assets have depreciated in value or if their price appreciates or depreciates outside of a preset range, depending on the type of ELN, a fund may receive only the principal amount of the note or less than the principal amount of the note, or may even lose the entire principal invested in the ELN.
Investments in ELNs possess the risks associated with the underlying assets, such as management risk, market risk, and, as applicable, foreign securities and currency risks. In addition, as a note, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the ELN issuer will default or become bankrupt. In such an event, a fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. A downgrade or impairment to the credit rating of an issuer may also negatively impact the price of the ELN. ELNs may also be less liquid than more traditional investments. ELNs may be subject to resale restrictions. The price of an ELN may not correlate with the price of the underlying securities. The holder of an ELN generally has no rights to the underlying securities, including no voting rights or rights to receive dividends. Investing in ELNs may be more costly than investments in underlying securities directly.
Depositary Receipts
Each Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds’ Prospectuses, as applicable.
U.S. Government Securities
To the extent permitted by its investment objective and policies, each Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Inflation-Linked Securities
A Fund may invest in inflation-linked securities, including Treasury Inflation-Protected Securities (also known as TIPS), municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. TIPS are inflation-linked bonds issued by the U.S. Government. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Inflation-linked bonds are fixed-income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds.
Inflation-linked bonds normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to a Fund.
In the case of TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed. When TIPS mature, the holder is paid the adjusted principal or original principal, whichever is greater. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value or maturity amount of the inflation-linked bond repaid at maturity may be less than the original principal.
Municipal Obligations
The Funds may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), and private activity bonds. In addition, a Fund may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.
The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s current financial obligations, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.
A Fund may invest in longer-term municipal obligations that give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.
Each Fund expects to invest less than 50% of its total assets in tax-exempt municipal bonds. As a result, the Funds do not expect to be eligible to pay exempt interest dividends to shareholders and interest on municipal bonds will be taxable to shareholders when received as a distribution from a Fund.
When-Issued, Delayed Delivery, and Forward Commitment Transactions
A Fund may enter into “to be announced” or “TBA” commitments and may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. These securities may include Cornerstone IPOs. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not pay for the securities until they are received. If the other party to a transaction fails to deliver the securities, a Fund could miss a favorable price or yield opportunity. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.
A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.
Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) include certain mandatory margin requirements for TBA commitments and other forward setting agency mortgage-backed securities, which may require a Fund to post collateral under certain circumstances. These collateral requirements may increase costs associated with a Fund’s participation in the TBA and agency mortgage-backed securities market.
Sale-Buybacks. Certain Funds may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security. Such Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.
Variable and Floating Rate Obligations
These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities may be relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.
In order to most effectively use these investments, portfolio management must correctly assess probable movements in interest rates. If portfolio management incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.
Other Securities
Other types of securities that the Funds may purchase include, but are not limited to, the following:
Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. If movements in interest rates are incorrectly anticipated, a Fund could lose money, or its NAV could decline by the use of inverse floaters.
Standby Commitments. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.
A Fund will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.
Real Estate Investment Trusts (“REITs”) and Real Estate-Linked Derivatives
Within the parameters of its specific investment policies, each Fund may invest in publicly traded REITs. Janus Henderson Global Real Estate Fund may invest a significant amount of its assets in these types of securities. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in publicly traded REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in publicly traded REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, publicly traded REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Publicly traded REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in publicly traded REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the publicly traded REITs. In addition, publicly traded REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, a Fund purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven)

from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven calendar days are subject to the 15% limit on illiquid investments that are assets. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. There is no guarantee that the Adviser’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.
Reverse repurchase agreements are transactions in which a Fund sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes, or as part of an inflation-related investment strategy.
Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund’s portfolio. A Fund will enter into reverse repurchase agreements only with parties that the Adviser deems creditworthy. A Fund will limit its investments in reverse repurchase agreements to one-third or less of its total assets.
Callable Securities
Certain Funds may invest in callable securities. Callable securities give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity. In return, the call feature is factored into the price of the debt security, and callable debt securities typically offer a higher yield than comparable non-callable securities. Certain securities may be called only in whole (the entire security is redeemed), while others may be called only in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer. There is no guarantee that a Fund will receive higher yields or a call premium on an investment in callable securities.
The period of time between the time of issue and the first call date, known as call protection, varies from security to security. Call protection provides the investor holding the security with assurance that the security will not be called before a specified date. As a result, securities with call protection generally cost more than similar securities without call protection. Call protection will make a callable security more similar to a long-term debt security, resulting in an associated increase in the callable security’s interest rate sensitivity.
Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time. If a security is called, a Fund will receive the principal amount and accrued interest, and may receive a small additional payment as a call premium. Issuers are more likely to exercise call options in periods when interest rates are below the rate at which the original security was issued, because the issuer can issue new securities with lower interest payments. Callable securities are subject to the risks of other debt securities in general, including prepayment risk, especially in falling interest rate environments.

Mortgage Dollar Rolls
Certain Funds may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, a Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.
Under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed security. A Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.
Successful use of mortgage dollar rolls depends on a Fund’s ability to predict mortgage supply dynamics, mortgage prepayments, and short-term Federal Reserve interest rate policy. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.
Loans
Certain Funds may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. Commercial loans will comprise no more than 5% of Janus Henderson Global Technology and Innovation Fund’s total assets and no more than 20% of Janus Henderson Balanced Fund’s total assets. The loans in which a Fund may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Some of a Fund’s bank loan investments may be deemed illiquid and therefore would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments that are assets, when combined with the Fund’s other illiquid investments.
Bank Loans. Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings, and may be offered on a public or private basis. These investments may include institutionally-traded floating and fixed-rate debt securities. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged and may be distressed or involved in bankruptcy proceedings. The Funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. A Fund may also purchase interests and/or servicing or similar rights in such loans. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. To the extent a Fund invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment. Some bank loans may be purchased on a “when-issued” basis.
When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, a Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.
If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.

The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.
Bank Obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Corporate Loans. Certain Funds may invest in corporate loans. Corporate loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower (“Corporate Loans”). This capital structure position generally gives holders of Corporate Loans a priority claim on some or all of the borrower’s assets in the event of default. Most of a Fund’s Corporate Loans investments will be secured by specific assets of the borrower. Corporate Loans also have contractual terms designed to protect lenders. Each applicable Fund generally acquires Corporate Loans of borrowers that, in the Adviser’s judgment, can make timely payments on their Corporate Loans and that satisfy other credit standards established by the Adviser. Nevertheless, investing in Corporate Loans does involve investment risk, and some borrowers default on their loan payments. A Fund attempts to manage these risks through careful analyses and monitoring of borrowers.
There is less readily available, reliable information about most Corporate Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities, and thus the Adviser relies primarily on its own evaluation of borrower credit quality rather on any available independent source. As a result, a Fund is particularly dependent on the analytical abilities of the Adviser.
Corporate Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Corporate Loans. In addition, transactions in Corporate Loans may settle on a delayed basis. As a result, the proceeds from the sale of Corporate Loans may not be readily available to make additional investments or to meet a Fund’s redemption obligations. The market for Corporate Loans, if any, could be disrupted in the event of an economic downturn or a substantial increase or decrease in the interest rates. However, many Corporate Loans are of a large principal amount and are held by a large number of owners. In the opinion of the Adviser, this should enhance their liquidity.
A Fund may acquire Corporate Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Corporate Loans issued in highly leveraged transactions. A Fund may even acquire and retain in its portfolio Corporate Loans of borrowers that have filed for bankruptcy protection. Because of the protective terms of Corporate Loans, the Adviser believes that a Fund is more likely to recover more of its investment in a defaulted Corporate Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Corporate Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position. Uncollateralized Corporate Loans involve a greater risk of loss.
Floating Rate Loans. A Fund may invest in secured and unsecured floating rate loans. Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, a Fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Fund, and the agent may determine to waive certain covenants contained in the loan agreement that the Fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform a credit analysis on the agent or other intermediate participants.

Floating rate loans have interest rates that adjust periodically and are tied to a benchmark lending rate such as the Secured Overnight Financing Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, the prime rate offered by one or more major U.S. banks (“Prime Rate”), or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund’s NAV as a result of changes in interest rates. A Fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.
While the Funds generally expect to invest in fully funded term loans, certain of the loans in which the Funds may invest may not be fully funded at the time of investment. These types of loans include revolving loans, bridge loans, DIP loans, delayed funding loans, and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, a Fund would need to maintain assets sufficient to meet its contractual obligations. In cases where a Fund invests in revolving loans, bridge loans, DIP loans, delayed funding loans, or delayed draw term loans, the Fund will maintain high-quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to a Fund than investments in floating rate loans or other investments. Loans involving revolving credit facilities, bridge financing, DIP loans, delayed funding loans, or delayed draw terms may require a Fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, a Fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.
Purchasers of floating rate loans may pay and/or receive certain fees. The Funds may receive fees such as covenant waiver fees or prepayment penalty fees. A Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.
The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, a Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Corporate Bonds. Corporate bonds are debt obligations issued by corporations, institutions and other business entities. Typically, the debt is issued for the purpose of borrowing money, often to help the corporation develop a new product or service, to expand into a new market, or to buy another company. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder.
Corporate bonds are subject to interest rate risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk. Corporate bonds are also subject to credit risk. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The market value of a corporate bond may also be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage, and demand for the issuer’s goods and services. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Confidential Information. With respect to certain loan transactions, a Fund may determine not to receive confidential information. Such a decision may place the Fund at a disadvantage relative to other investors in loans who determine to receive confidential information, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.
In cases where the Adviser receives material, nonpublic information about the issuers of loans that may be held in a Fund’s holdings, the Adviser’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information, to the extent necessary to comply with certain regulatory restrictions. Such limitations on the ability to trade in the loans and/or other securities of the issuer could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
In addition, because a Fund becomes a creditor of an issuer when holding a bond, the Adviser may from time to time participate on creditor committees on behalf of the Funds. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer-related financial problems. Participation on creditor committees may expose the Adviser or a Fund to material non-public information of the issuer, restricting such Fund’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the Funds to federal bankruptcy laws or other laws governing rights of debtors and creditors. Additionally, such participation may subject the Funds to expenses such as legal fees. The Adviser will only participate on creditor committees on behalf of a Fund when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce a Fund’s rights as a creditor.
High-Yield Bonds
To the extent a Fund invests in high-yield bonds (also known as “junk” bonds), under normal circumstances, each of the Funds indicated will limit its investments in such bonds to 35% or less of its net assets (Janus Henderson Global Life Sciences Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Research Fund, Janus Henderson Global Select Fund, Janus Henderson Global Technology and Innovation Fund, Janus Henderson Overseas Fund, Janus Henderson Enterprise Fund, Janus Henderson Forty Fund, Janus Henderson Growth and Income Fund, Janus Henderson Research Fund, Janus Henderson Triton Fund, and Janus Henderson Venture Fund), 20% or less of its net assets (Janus Henderson Contrarian Fund), or 35% or less of the fixed-income portion of its net assets (Janus Henderson Balanced Fund). Janus Henderson U.S. Dividend Income Fund does not intend to invest in high-yield bonds.
Lower rated bonds, which are considered speculative, involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund could expect a decline in the market value of the bonds so affected.
A Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated high-yield bonds will be included in each Fund’s limit, as applicable, on investments in bonds rated below investment grade unless portfolio management deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating and may issue unrated securities. Portfolio management will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Defaulted Securities
Certain Funds may hold defaulted securities if portfolio management believes, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund’s limit on investments in bonds rated below investment grade. Notwithstanding portfolio management’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
Disposition of Portfolio Securities. Although the Funds generally will purchase securities for which portfolio management expects an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that portfolio management believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit a Fund’s ability to readily dispose of securities to meet redemptions.
Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.
Derivative Instruments
Certain Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts (including TBA commitments), structured investments, and other equity-linked derivatives. The Funds may also invest in long-term equity anticipation securities (“LEAPS”). LEAPS are publicly traded options contracts with expiration dates of longer than one year. The longer expiration date of LEAPS offers the opportunity for a Fund to gain exposure to prolonged price changes without having to invest in a combination of shorter-term traditional options contracts. LEAPS may be purchased for individual stocks or for equity indices.
A Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets that they would be prohibited by their investment restrictions from purchasing directly. A Fund’s ability to use derivative instruments may also be limited by tax considerations (see “Income Dividends, Capital Gains Distributions, and Tax Status”).
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:
Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by investing in instruments where the investment loss can exceed the original amount invested. The use of investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect on a Fund, which can result in losses that greatly exceed the amount originally invested by the Fund.
Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.
In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.
Government Regulation of Derivatives. Rule 18f-4 under the 1940 Act governs the Funds’ use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Funds. Rule 18f-4 permits the Funds to enter into derivatives and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives transactions and certain financial instruments.
Pursuant to Rule 18f-4, the Funds have adopted and implemented a derivatives risk management program (“DRMP”) designed to identify, assess, and reasonably manage the risks associated with derivatives and certain other transactions. Under the DRMP, the Funds are required to comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Trustees, and who periodically reviews the DRMP and reports to the Trustees. While the Funds are not required to segregate assets to cover derivatives transactions and certain financial instruments pursuant to Rule 18f-4, the Funds will continue to do so for other instruments as required under applicable federal securities laws.
In addition, the SEC, the Commodity Futures Trading Commission (“CFTC”), and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments may limit or prevent the Funds from using these instruments effectively as a part of their investment strategies, and could adversely affect a Fund’s ability to achieve its investment objective. The Funds will continue to monitor developments in the area, particularly to the extent regulatory changes affect the ability to enter into derivative transactions. New requirements, even if not directly applicable to the Funds, may increase the cost of the Funds’ investments and cost of doing business.
Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the policies of a Fund and the Internal Revenue Code), or contracts based on interest rates and financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500®; the S&P Midcap 400®; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the SOFR interest rate; the Euro Bund; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.
U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.
Neither the CFTC, National Futures Association (“NFA”), SEC, nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, a Fund that trades foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, as amended (the “Commodity Exchange Act”), the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, such Fund may not have the protection of the U.S. securities laws.
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Funds. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM’s other customers. The Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business.
The Funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company’s stock. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company’s stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.
If portfolio management expects interest rates to increase, a Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Fund’s interest rate futures contract would increase, thereby keeping the NAV of that Fund from declining as much as it may have otherwise. If, on the other hand, portfolio management expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk. If portfolio management’s view about the direction of interest rates is incorrect, that Fund may incur a loss as the result of investments in interest rate futures.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by portfolio management still may not result in a successful use of futures.
Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as portfolio management must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.
The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund’s current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of such Fund’s investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund’s other investments.
There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions.
Regulation of Commodity Interests – The Adviser has filed a notice of eligibility for exemption from the definition of the term “commodity pool operator” with respect to the Funds in accordance with Rule 4.5 of the Commodity Exchange Act and, therefore, the Adviser is not subject to regulation as a commodity pool operator under the Commodity Exchange Act with respect to the Funds.
The Funds may enter into futures contracts and related options as permitted under Rule 4.5. The Adviser will become subject to increased CFTC regulation if a Fund invests more than a prescribed level of its assets in such instruments, or if a Fund markets itself as providing investment exposure to these instruments. If a Fund cannot meet the requirements of Rule 4.5, the Adviser and such Fund would need to comply with certain disclosure, reporting, and recordkeeping requirements. Such additional requirements would potentially increase a Fund’s expenses, which could negatively impact the Fund’s returns. The Adviser is registered as a commodity pool operator in connection with the operation of one or more other Janus Henderson mutual funds which do not qualify for the Rule 4.5 exemption.
Additionally, Janus Henderson Global Real Estate Fund may have investments in certain securitized vehicles and/or mortgage REITs that may invest in commodity-related investments and which, in turn, may be considered commodity pools. The Adviser has no transparency into the holdings of these “underlying funds,” and the Adviser has filed a claim with the CFTC to rely on available relief to delay any regulation as a “commodity pool operator” with respect to Janus Henderson Global Real Estate Fund which expires six months from the date on which the CFTC issues additional guidance on the treatment of commodity-related investments held by such “underlying funds.” To date, the CFTC has not issued additional guidance with respect to such investments.

Options on Futures Contracts. The Funds may buy and write put and call options on futures contracts with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indices. A purchased option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.
The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.
The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.
Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.
The following discussion summarizes the Funds’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if portfolio management believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, a Fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio.
These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund’s currency exposure from one foreign currency to another removes that Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if portfolio management’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.
At the maturity of a currency or cross currency forward, a Fund may exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. A Fund may also enter into forward currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities.
Forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes. However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.
As a result of current or future regulation, a Fund’s ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.
Options on Foreign Currencies. The Funds may buy and write options on foreign currencies either on exchanges or in the OTC market in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.
Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.
The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.
Each Fund may write covered call options on foreign currencies. A covered call option is an option in which a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.
The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered.
Eurodollar Instruments. Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to a reference rate, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a reference rate, to which many interest rate swaps and fixed-income instruments are linked.
Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC (with the exception of non-deliverable forwards) or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges (“Exchanges”), such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.
Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.
In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.
Options on Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Funds may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The Funds may write and buy options on the same types of securities that the Funds may purchase directly. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.
A Fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and portfolio management believes that writing the option would achieve the desired hedge.
The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.
The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.
The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.
In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.
A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.
An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and that Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by an Exchange on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.
The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.
A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.
A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.
A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.
Options on Securities Indices. The Funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index.
Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.
Options on Non-U.S. Securities Indices. The Funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Funds may also purchase and write OTC options on foreign securities indices.
The Funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.
Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Funds generally will only purchase or write such an option if the Adviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.
Price movements in a Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, portfolio management may be forced to liquidate portfolio securities to meet settlement obligations. A Fund’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.
In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.
Other Options. In addition to the option strategies described above and in the Prospectuses, a Fund may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. A Fund may use exotic options to the extent that they are consistent with the Fund’s investment objective and investment policies, and applicable regulations.
The Funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options, or other spread options.
Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow a Fund to gain leveraged exposure to the percentage price performance of one security or index over another. The holder of an outperformance option will only receive payment under the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance does not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.
Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds, and currencies.
Swaps and Swap-Related Products. The Funds may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps (including fixed-income total return swaps); equity swaps; interest rate swaps, caps and floors; commodity swaps; credit default swaps, including index credit default swaps (“CDX”), single-name credit default swaps (“CDS”), and other event-linked swaps; swap agreements on security or commodity indices; swaps on ETFs; and currency swaps (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Fund may enter into swap agreements in an attempt to gain exposure to the issuers making up an index of securities in a market without actually purchasing those securities, or to hedge a position. Certain swaps, such as total return swaps, may add leverage to a Fund because, in addition to its total net assets, a Fund may be subject to investment exposure on the notional amount of the swap. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Fund. The Funds will usually enter into total return swaps and interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). There is no limit on the number of total return, equity, or interest rate swap transactions that may be entered into by a Fund. A Fund may buy and sell (i.e., write) caps and floors, without limitation.
The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors, however, have lower overall liquidity than swaps. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap.
Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction, and the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty, and the risk of loss, under documentation currently used in those markets, is limited to the net amount of the payments that the Fund is contractually obligated to make.
Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires a Fund to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Some types of swaps are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund.
A Fund normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by the Adviser. The Adviser’s guidelines may be adjusted in accordance with market conditions. The Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organization (“NRSRO”) will meet the Adviser’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality. Unrated securities will be treated as non-investment grade securities unless portfolio management determines that such securities are the equivalent of investment grade securities. When three ratings are available from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”), and Fitch, Inc. (“Fitch”), the middle rating will be used. When two are available, the lower rating will be used. If only one is available, that rating will be used. If a security is not rated by

Moody’s, S&P, and Fitch but the security has a rating by Kroll Bond Rating Agency, LLC (“Kroll”) and/or DBRS Morningstar (“DBRS”), the Funds will use the same approach as described above depending on if the security has one or two ratings from Kroll and/or DBRS. For any securities where there is no NRSRO rating available, the Adviser may assign an internal rating.
Credit Default Swaps. A Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements. Except as follows, each Fund’s gross notional exposure to credit default swap agreements may not exceed 10% of the Fund’s net assets. Janus Henderson Balanced Fund may invest without limit in credit default swap agreements.
A Fund may be either a buyer or seller in a credit default swap transaction. As a buyer, the Fund makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for the seller taking on the risk of default of a reference obligation. If a credit event occurs for the reference obligation, the Fund would cease making premium payments and it would deliver defaulted bonds to the seller. In return, the seller would pay a contingent payment to the buyer of either (i) the “face amount” of the reference obligation in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the face amount and the current market value of the obligation. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date.
As a seller, the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the reference obligation. If a credit event occurs, the buyer would cease to make premium payments to the Fund and deliver the reference obligation to the Fund. In return, the Fund would pay the notional value of the reference obligation to the buyer. The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the contingent payment that it makes to the buyer, resulting in a loss of value to the Fund.
Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk.
A Fund may invest in funded (notional value of contract paid up front) CDX or other similarly structured products. CDX are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDX is normally subject to liquidity in the secured loan and credit derivatives markets.
A fund investing in CDX is only permitted to take long positions in these instruments. A fund holding a long position in CDX typically receives income from principal or interest paid on the underlying securities. A fund also indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the fund. By investing in CDX, a fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.
Options on Swap Contracts. Certain Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.
Synthetic Equity Swaps. A Fund may enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on a reference rate or other variable interest rate based on the notional amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and a Fund will either pay or receive the net amount. A Fund will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.
Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter.

Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.
Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Fund’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.
Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. Accordingly, the Funds may treat such instruments as illiquid investments.
Regulatory Changes and Market Events and Risks. Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Funds or the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Funds’ abilities to achieve their investment objectives or otherwise adversely impact an investment in the Funds. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.
Economic downturns can prompt various economic, legal, budgetary, tax, and regulatory reforms across the globe. In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets, which provided for widespread regulation of the financial industry, including expanded federal oversight in the financial sector. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other future government interventions into the economy and financial markets may not work as intended.
Policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. For example, some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies. The rise in protectionist trade policies, with potential changes to some international trade agreements, may affect the global economy in ways that cannot be presently foreseen.
The value and liquidity of a Fund’s holdings are also generally subject to the risk of significant future local, national, or global economic or political disruptions or slowdowns in the markets in which a Fund invests, especially given that the economies and financial markets throughout the world are becoming increasingly interconnected and reliant on each other. In the event of such an occurrence, the issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may require government assistance that is contingent on increased restrictions on their business operations or their government interventions. In addition, it is not certain that the U.S. government or foreign governments will intervene in response to a future market disruption and the effect of any such future intervention cannot be predicted.
Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events, conflicts, or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund’s assets. In addition, these disruptions could also impair the information technology and other operational systems upon which the Funds’ service providers, including the Adviser, rely, and could otherwise disrupt the ability of employees of the Funds’ service providers to perform essential tasks on behalf of the Funds.

Portfolio Turnover
The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by a Fund were replaced once during the fiscal year. A Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of a Fund’s investments, and the investment style and/or outlook of portfolio management, or due to a restructuring of a Fund’s portfolio as a result of a change in portfolio management. A Fund’s portfolio turnover rate may be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance. The following table summarizes the portfolio turnover rates for the Funds for the last two fiscal years.
Fund Name	Portfolio Turnover Rate for the fiscal year ended September 30, 2025	Portfolio Turnover Rate for the fiscal year ended September 30, 2024
Global & International Equity
Janus Henderson European Focus Fund(1)	159%	168%
Janus Henderson Global Equity Income Fund(1)	175%	155%
Janus Henderson Global Life Sciences Fund	30%	35%
Janus Henderson Global Real Estate Fund	61%	87%
Janus Henderson Global Research Fund	33%	28%
Janus Henderson Global Select Fund	48%	36%
Janus Henderson Global Sustainable Equity Fund	37%	25%
Janus Henderson Global Technology and Innovation Fund	49%	30%
Janus Henderson Overseas Fund	42%	45%
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	75%	76%
Janus Henderson Contrarian Fund	52%	42%
Janus Henderson Enterprise Fund	17%	15%
Janus Henderson Forty Fund	33%	36%
Janus Henderson Growth and Income Fund	39%	27%
Janus Henderson Research Fund	33%	27%
Janus Henderson Triton Fund	20%	19%
Janus Henderson U.S. Dividend Income Fund	59%	81%
Janus Henderson Venture Fund	24%	18%

(1)
Due to the nature of the securities in which it invests and/or its investment strategies, the Fund may have relatively high portfolio turnover compared to other funds.

Portfolio Holdings Disclosure Policies and Procedures
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Adviser and the series of the Trust (the “Janus Henderson funds”) are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes such policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. A schedule of each Fund’s portfolio holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for each Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares). A complete schedule of each Fund’s portfolio holdings is also available in the annual and semiannual financial statements located in Form N-CSR and, after the first and third fiscal quarters, in Form N-PORT. Information reported in Form N-CSR and in Form N-PORT will be made publicly available within 70 and 60 days, respectively, after the end of the respective fiscal quarter. Each Fund’s Form N-CSR and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.
•
Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag.
•
Other Information. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and/or fixed-income issuers ranked by performance attribution, including the percentage attribution to Fund performance, average Fund weighting, and other relevant data points, may be provided monthly with a 15-day lag.
The Adviser may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds.
The Janus Henderson funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, securities lending agents, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus Henderson funds, the Adviser, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by the Adviser, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Janus Henderson fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that Janus Henderson fund and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in fund shares.
Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by the head of the applicable investment unit or a delegate, in consultation with the Funds’ Chief Compliance Officer (the “Funds’ CCO”) or a delegate, that a Janus Henderson fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the head of the applicable investment unit or a delegate, in consultation with the Funds’ CCO, or a delegate, is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Funds’ CCO reports to the Janus Henderson funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.
Under extraordinary circumstances, the head of the applicable investment unit or a delegate, in consultation with the Funds’ CCO, or a delegate, has the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus Henderson funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus Henderson funds shall be pre-approved by the head of the applicable investment unit or a delegate, in consultation with the Funds’ CCO or a delegate.

To the best knowledge of the Janus Henderson funds, as of January 12, 2026, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or the Adviser, receive or have access to nonpublic portfolio holdings information, which may include the full holdings of a fund.
Name	Frequency	Lag Time
AcadiaSoft, Inc.	Daily	Current
Acuity Knowledge Partners (UK) Limited	As needed	1 day or more
Adviser Compliance Associates, LLC	As needed	Current
Akkodis, Inc.	Daily	1 day
Alpha Financial Markets Consulting	Monthly	Current
Barclays Risk Analytics and Index Solutions Limited	Daily	Current
Barra, Inc.	Daily	Current
BDO India LLP	As needed	Current
Bloomberg Finance L.P.	Daily	Current
Boosted.ai	Daily	Current
Boston Financial Data Services, Inc.	As needed	Current
BNP Paribas Fund Services LLC	Daily	Current
BNP Paribas New York Branch	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Paribas Securities Services	Daily	Current
BNP Securities Corp.	Daily	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
Clearwater Analytics, LLC	Daily	Current
Command Financial Press Corporation	As needed	2 days
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
Depository Trust & Clearing Corp (DTCC)	Daily	Current
DTCC Loan/SERV LLC	Daily	Current
Eagle Investment Systems LLC	As needed	Current
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young Global Limited	Semiannually	1-2 days
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Fintech SISU LLC	Daily	Current
FIS Financial Systems LLC – Wall Street Concepts (WSC)	As needed	Current
FlexTrade LLC	Daily	Current
Frank Russell Company	As needed	Current
HedgeFacts	Weekly	7 days
HeterMedia Services Limited	Monthly	Current
IHS Markit	Daily	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
Interactive Data (Europe) Limited	Quarterly	10 days
Interactive Data Pricing and Reference Data LLC	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
JPMorgan Chase Bank, National Association	Daily	Current

Name	Frequency	Lag Time
KPMG LLP	As needed	Current
LendAmend LLC	As needed	Current
Markit EDM Limited	Daily	Current
Markit Group Limited	Daily	Current
Merrill Communications LLC	Quarterly	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Nasdaq Inc.	Daily	Current
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
RR Donnelley and Sons Company	Daily	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
Seismic Software, Inc.	Quarterly	7 days
SimCorp USA, Inc.	As needed	Current
SPI Global Content Holding PTE. LTD	Daily	Current
SS&C Technologies, Inc.	As needed	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current
The Ohio National Life Insurance Company	As needed	Current
Thomson Reuters (Markets) LLC	Daily	Current
TradingScreen Inc.	As needed	Current
TriOptima AB	Daily	Current
Wachovia Securities LLC	As needed	Current
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information. Under no circumstance does the Adviser, a Janus Henderson mutual fund, or other party receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.
The Adviser manages other accounts such as separately managed accounts, other pooled investment vehicles, registered investment companies, and funds sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Janus Henderson funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds’ portfolio holdings disclosure policies.

Investment adviser

Investment Adviser – Janus Henderson Investors US LLC
As stated in the Prospectuses, each Fund has an Investment Advisory Agreement (“Advisory Agreement”) with Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805. The Adviser is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”). Janus Henderson US (Holdings) Inc., the direct parent of the Adviser, completed a strategic combination with Henderson Group plc on May 30, 2017 to form JHG, doing business as Janus Henderson Investors.
Each Fund’s Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreements or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Trustees or the affirmative vote of a majority of the outstanding voting securities of a Fund. Each Advisory Agreement: (i) may be terminated, without the payment of any penalty, by the Trustees, or the vote of at least a majority of the outstanding voting securities of a Fund, or the Adviser, on at least 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of that Fund.
Each Advisory Agreement provides that the Adviser will furnish continuous advice and recommendations concerning the Funds’ investments, provide office space for the Funds and certain other advisory-related services. Each Fund pays custodian fees and expenses, any brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and audit expenses, interest and taxes, a portion of trade or other investment company dues and expenses, expenses of shareholders’ meetings, mailing of prospectuses, statements of additional information, and reports to shareholders, fees and expenses of the Trustees, other costs of complying with applicable laws regulating the sale of Fund shares, compensation to the Funds’ transfer agent, and other costs, including shareholder servicing costs.
In rendering investment advisory services to Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson Global Real Estate Fund, and Janus Henderson Global Sustainable Equity Fund, the Adviser may use services provided by its foreign (non-U.S.) affiliates, Janus Henderson Investors UK Limited, Janus Henderson Investors (Singapore) Ltd., or Janus Henderson Investors (Jersey) Limited (collectively, “JHIUKL”). One or more Janus Henderson employees, acting for JHIUKL, may provide services to these Funds through a “participating affiliate” arrangement, as that term is used in guidance issued by SEC staff (the “Staff”) allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, Janus Henderson employees, acting for JHIUKL, are considered “associated persons” of the Adviser (as that term is defined in the Investment Advisers Act of 1940, as amended) and in this capacity, such Janus Henderson employees, acting for JHIUKL, are subject to supervision of the Adviser and may provide portfolio management, research, and other services to the Funds. The responsibilities of both the Adviser and JHIUKL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.
On December 22, 2025, JHG, Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) announced that they have entered into a definitive agreement under which Janus Henderson will be acquired by Trian and General Catalyst (the “Transaction”). The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders.
The closing of the Transaction will be deemed to be an “assignment” (as defined by the 1940 Act) of the advisory agreement between each Fund and the Adviser. As a result, the closing of the Transaction will cause such advisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Trustees will consider new advisory agreements with the Adviser. If approved by the Trustees, the new agreements will be presented to the Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon the closing of the Transaction or such later time as shareholder approval is obtained.
The Adviser also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Funds, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, preparation of prospectuses and other Fund documents, and other services for which the Funds reimburse the Adviser for its out-of-pocket costs. Each Fund also pays for some or all of the salaries, fees, and expenses of certain Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services that the Adviser provides to a Fund. Some expenses related to compensation payable to the Funds’ CCO and compliance staff are shared with the Funds.
Many of these costs vary from year to year which can make it difficult to predict the total impact to your Fund’s expense ratio, in particular during times of declining asset values of a Fund. Certain costs may be waived and/or reimbursed by the Adviser pursuant to an expense limitation agreement with a Fund.
A discussion regarding the basis for the Trustees’ approval of the Funds’ Advisory Agreements is included in each Fund’s financial statements located in Form N-CSR for the periods ending September 30 and March 31. This information is available, free of charge, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares), under “Financial Statements and Other Information,” or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). You may also request this information by contacting your plan sponsor, broker-dealer, or financial intermediary.
The Funds pay a monthly investment advisory fee to the Adviser for its services. The fee is based on the average daily net assets of each Fund for Funds with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Funds with this fee structure is shown below under “Average Daily Net Assets of the Fund.” Funds that pay a fee that may adjust up or down based on the Fund’s performance relative to its performance fee benchmark index (referred to in this section as the “benchmark index”) over the performance measurement period have “N/A” in the “Average Daily Net Assets of the Fund” column below. The following table also reflects the Funds’ contractual fixed-rate investment advisory fee rate for Funds with an annual fee based on average daily net assets and the “base fee” rate prior to any performance fee adjustment for Funds that have a performance fee structure.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fees/Base Fees (%) (annual rate)
Global & International Equity
Janus Henderson European Focus Fund	First $500 Million Next $1 Billion Next $1 Billion Over $2.5 Billion	1.00 0.90 0.85 0.80
Janus Henderson Global Equity Income Fund	First $1 Billion Next $1 Billion Over $2 Billion	0.85 0.65 0.60
Janus Henderson Global Life Sciences Fund	All Asset Levels	0.64
Janus Henderson Global Real Estate Fund	N/A	0.75
Janus Henderson Global Research Fund	N/A	0.60
Janus Henderson Global Select Fund	All Asset Levels	0.64
Janus Henderson Global Sustainable Equity Fund	First $2 Billion Over $2 Billion	0.75 0.70
Janus Henderson Global Technology and Innovation Fund	All Asset Levels	0.64
Janus Henderson Overseas Fund	N/A	0.64

Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fees/Base Fees (%) (annual rate)
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	All Asset Levels	0.55
Janus Henderson Contrarian Fund	N/A	0.64
Janus Henderson Enterprise Fund	All Asset Levels	0.64
Janus Henderson Forty Fund	N/A	0.64
Janus Henderson Growth and Income Fund	All Asset Levels	0.60
Janus Henderson Research Fund	N/A	0.64
Janus Henderson Triton Fund	All Asset Levels	0.64
Janus Henderson U.S. Dividend Income Fund	First $2 Billion Over $2 Billion	0.60 0.55
Janus Henderson Venture Fund	All Asset Levels	0.64

Performance-Based Investment Advisory Fee
Applies to Janus Henderson Global Research Fund, Janus Henderson Contrarian Fund, Janus Henderson Research Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Forty Fund, and Janus Henderson Overseas Fund only
Each of Janus Henderson Global Research Fund, Janus Henderson Contrarian Fund, Janus Henderson Research Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Forty Fund, and Janus Henderson Overseas Fund have implemented an investment advisory fee rate that adjusts up or down based upon each Fund’s performance relative to the cumulative investment record of its respective benchmark index over the performance measurement period.
Under the performance-based fee structure, the investment advisory fee paid to the Adviser by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period.
The Base Fee Rate for each Fund and the Fund’s benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:
Fund Name	Benchmark Index	Base Fee Rate (%) (annual rate)
Janus Henderson Global Research Fund	MSCI World IndexSM (1)	0.60
Janus Henderson Contrarian Fund	S&P 500® Index(2)	0.64
Janus Henderson Research Fund	Russell 1000® Growth Index(3)	0.64
Janus Henderson Global Real Estate Fund	FTSE EPRA Nareit Global Index(4)	0.75
Janus Henderson Forty Fund	Russell 1000 Growth Index(3)	0.64
Janus Henderson Overseas Fund	MSCI All Country World ex-USA IndexSM (5)	0.64

(1)
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
(2)
The S&P 500 Index is a commonly recognized market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
(3)
The Russell 1000 Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
(4)
The FTSE EPRA Nareit Global Index is a global market capitalization weighted index composed of listed real estate companies and real estate investment trusts in both developed and emerging market countries.
(5)
The MSCI All Country World ex-USA Index is designed to measure equity market performance in global developed and emerging markets outside the United States.
The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Fund.
The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to the Adviser may, under some circumstances, exceed the cumulative dollar amount of management fees waived by the Adviser.
The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After the Adviser determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of that Fund’s benchmark index, the Adviser applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.
The Trustees may determine that a class of shares of a Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law.
The Trustees may from time to time determine that another securities index for a Fund is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund’s benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund’s performance compared to its former benchmark index. Any change to a particular Fund’s benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that, with respect to Funds that charge a performance fee, changing a Fund’s benchmark index used to calculate the performance fee will require shareholder approval. If there is a change in the Staff’s position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Fund’s benchmark index is appropriate.
Under certain circumstances, the Trustees may, without the prior approval of Fund shareholders, implement changes to the performance fee structure of a Fund as discussed above, subject to applicable law.
It is not possible to predict the effect of the Performance Adjustment on future overall compensation to the Adviser since it will depend on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.
If the average daily net assets of a Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.
Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Assume its monthly Base Fee Rate was 1/12th of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.
The Base Fee Rate would be computed as follows:
$200 million x 0.60% ÷ 12 = $100,000
If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:
$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.375% of $200 million.
If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12th of 0.975% of $200 million.
If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12th of 0.225% of $200 million.
Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.975% in the case of outperformance, or approximately 1/12th of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Fund.
By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.
The Base Fee Rate would be computed as follows:
$800 million x 0.60% ÷ 12 = $400,000
If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:
$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.094% of $800 million.
If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12th of 0.694% of $800 million.
If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12th of 0.506% of $800 million.
Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.694% in the case of outperformance, or approximately 1/12th of 0.506% in the case of underperformance.
The following hypothetical examples illustrate the application of the Performance Adjustment for each Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Fund as of the fiscal year ended September 30, 2025 are shown below.

Fund Name	Net Assets
Janus Henderson Global Research Fund	$4,454,337,213
Janus Henderson Contrarian Fund	$5,001,921,311
Janus Henderson Research Fund	$28,591,995,293
Janus Henderson Global Real Estate Fund	$305,374,404
Janus Henderson Forty Fund	$24,572,685,058
Janus Henderson Overseas Fund	$3,891,915,205

Examples: Janus Henderson Global Research Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the MSCI World Index.
Example 1: Fund Outperforms Its Benchmark Index By 6.00%
If the Fund has outperformed the MSCI World Index by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	1/12th of 0.15%	1/12th of 0.75%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the MSCI World Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	0.00	1/12th of 0.60%
Example 3: Fund Underperforms Its Benchmark Index By 6.00%
If the Fund has underperformed the MSCI World Index by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	1/12th of -0.15%	1/12th of 0.45%
Examples: Janus Henderson Contrarian Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the S&P 500 Index.
Example 1: Fund Outperforms Its Benchmark Index By 7.00%
If the Fund has outperformed the S&P 500 Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the S&P 500 Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%

Example 3: Fund Underperforms Its Benchmark Index By 7.00%
If the Fund has underperformed the S&P 500 Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Janus Henderson Research Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 5.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell 1000 Growth Index.
Example 1: Fund Outperforms Its Benchmark Index By 5.00%
If the Fund has outperformed the Russell 1000 Growth Index by 5.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the Russell 1000 Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Fund Underperforms Its Benchmark Index By 5.00%
If the Fund has underperformed the Russell 1000 Growth Index by 5.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Janus Henderson Global Real Estate Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the FTSE EPRA Nareit Global Index.
Example 1: Fund Outperforms Its Benchmark Index By 4.00%
If the Fund has outperformed the FTSE EPRA Nareit Global Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.75%	1/12th of 0.15%	1/12th of 0.90%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the FTSE EPRA Nareit Global Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.75%	0.00	1/12th of 0.75%

Example 3: Fund Underperforms Its Benchmark Index By 4.00%
If the Fund has underperformed the FTSE EPRA Nareit Global Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.75%	1/12th of -0.15%	1/12th of 0.60%
Examples: Janus Henderson Forty Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 8.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell 1000 Growth Index.
Example 1: Fund Outperforms Its Benchmark Index By 8.50%
If the Fund has outperformed the Russell 1000 Growth Index by 8.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the Russell 1000 Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Fund Underperforms Its Benchmark Index By 8.50%
If the Fund has underperformed the Russell 1000 Growth Index by 8.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Janus Henderson Overseas Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the MSCI All Country World ex-USA Index.
Example 1: Fund Outperforms Its Benchmark Index By 7.00%
If the Fund has outperformed the MSCI All Country World ex-USA Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the MSCI All Country World ex-USA Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%

Example 3: Fund Underperforms Its Benchmark Index By 7.00%
If the Fund has underperformed the MSCI All Country World ex-USA Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%

Expense Limitations
The Adviser has contractually agreed to waive the advisory fee payable by each Fund listed in the following table, or reimburse expenses, in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, including networking/omnibus/shareholder servicing fees payable by any share class, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses, exceed the annual rate shown below.
With respect to Janus Henderson Balanced Fund, the Adviser has also contractually agreed to waive and/or reimburse a portion of the Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which the Fund invests. Pursuant to this agreement, the waiver amount is equal to the amount of Fund assets invested in the affiliated ETFs, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF, less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the affiliated ETFs (including, but not limited to: custody, sub-administration, and transfer agency fees and fees paid to the distributor).
These fee waiver agreements may be modified or terminated only at the discretion of the Board of Trustees. For information about how these expense limits affect the total expenses of each Fund, if applicable, refer to the “Fees and Expenses of the Fund” table in the Fund Summary of each Prospectus. Provided that the Adviser remains investment adviser to the Funds, the Adviser has agreed to continue each waiver for at least a one-year period commencing on January 28, 2026.
Fund Name	Expense Limit Percentage (%)
Global & International Equity
Janus Henderson European Focus Fund	0.96
Janus Henderson Global Equity Income Fund	0.77 (1)
Janus Henderson Global Real Estate Fund	0.91 (2)
Janus Henderson Global Research Fund	0.86 (2)
Janus Henderson Global Select Fund	0.81
Janus Henderson Global Sustainable Equity Fund	0.85
Janus Henderson Global Technology and Innovation Fund	0.71
Janus Henderson Overseas Fund	0.82 (2)
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	0.68
Janus Henderson Contrarian Fund	0.75 (2)
Janus Henderson Enterprise Fund	0.80
Janus Henderson Forty Fund	0.68 (2)
Janus Henderson Growth and Income Fund	0.62
Janus Henderson Research Fund	0.68 (2)
Janus Henderson Triton Fund	0.86
Janus Henderson U.S. Dividend Income Fund	0.68
Janus Henderson Venture Fund	0.86

(1)
The previous expense limit (for the one-year period commencing January 28, 2025) was 0.84%.
(2)
The Fund has a performance-based investment advisory fee with a rate that adjusts up or down based upon the Fund’s performance relative to its benchmark index over the performance measurement period. Additional details are included in the “Performance-Based Investment Advisory Fee” section of this SAI. Because a fee waiver and/or reimbursement will have a positive effect upon the Fund’s performance, a fee waiver and/or reimbursement that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to the Adviser.

The following table summarizes the investment advisory fees paid by each Fund and any advisory fee waivers pursuant to the investment advisory fee agreement in effect during the last three fiscal years ended September 30, unless otherwise noted.
	2025			2024		2023
Fund Name	Advisory Fees	Waivers and/or Expense Reimbursements(–)	Advisory Fees	Waivers and/or Expense Reimbursements(–)	Advisory Fees	Waivers and/or Expense Reimbursements(–)
Global & International Equity
Janus Henderson European Focus Fund	$5,445,534	$786,343	$4,767,474	$662,569	$4,413,173	$964,001
Janus Henderson Global Equity Income Fund	$39,070,198	$0	$37,408,009	$0	$38,715,831	$0
Janus Henderson Global Life Sciences Fund	$30,488,526	N/A	$32,838,016	N/A	$29,798,352	N/A
Janus Henderson Global Real Estate Fund	$1,682,646	$4,651	$2,233,046	$1,250	$4,391,977	$0
Janus Henderson Global Research Fund	$28,170,794	$0	$20,422,180	$0	$15,075,513	$0
Janus Henderson Global Select Fund	$18,457,891	$6,685	$16,982,090	$7,563	$14,761,789	$7,016
Janus Henderson Global Sustainable Equity Fund	$295,062	$295,062 (1)	$244,709	$244,709(1)	$212,327	$212,327 (1)
Janus Henderson Global Technology and Innovation Fund	$47,997,960	$0	$40,326,062	$0	$28,839,959	$0
Janus Henderson Overseas Fund	$22,612,081	$0	$23,760,884	$0	$18,800,105	$0

	2025			2024		2023
Fund Name	Advisory Fees	Waivers and/or Expense Reimbursements(–)	Advisory Fees	Waivers and/or Expense Reimbursements(–)	Advisory Fees	Waivers and/or Expense Reimbursements(–)
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	$145,444,972	$0	$135,429,619	$0	$127,136,951	$0
Janus Henderson Contrarian Fund	$23,830,974	$2,799	$22,153,384	$2,775	$25,824,814	$2,763
Janus Henderson Enterprise Fund	$145,013,346	$0	$128,460,983	$0	$113,981,100	$0
Janus Henderson Forty Fund	$119,713,092	$0	$97,981,313	$0	$73,093,999	$0
Janus Henderson Growth and Income Fund	$44,932,189	$280,989	$42,274,791	$122,850	$38,768,388	$0
Janus Henderson Research Fund	$172,084,486	$3,945	$111,551,222	$2,992	$75,698,089	$2,584
Janus Henderson Triton Fund	$38,200,561	$0	$41,569,891	$0	$45,223,069	$0
Janus Henderson U.S. Dividend Income Fund	$219,146	$219,146 (1)	$136,701	$136,701(1)	$50,356	$50,356 (1)(2)
Janus Henderson Venture Fund	$20,007,420	$874	$19,226,495	$1,283	$19,111,594	$672

(1)
The fee waiver by the Adviser exceeded the advisory fee.
(2)
December 20, 2022 (effective date) to September 30, 2023.

Payments to Financial Intermediaries By the Adviser or Its Affiliates
In addition to payments made under 12b-1 plans, the Adviser and its affiliates make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell certain classes of Shares of Janus Henderson funds for distribution, marketing, promotional, data, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with the Adviser’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of January 13, 2026, the broker-dealer firms with which the Adviser or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders are American Enterprise Investment Services, Inc.; Citigroup Global Markets Inc.; E*TRADE Securities LLC; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley Smith Barney, LLC; Osaic, Inc. and its broker-dealer subsidiaries; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Capital Markets, LLC; UBS Financial Services Inc.; Wells Fargo Clearing Services, LLC; and Wells Fargo Advisors Financial Network, LLC. These fees may be in addition to fees paid from a Fund’s assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.
In addition, for all share classes (with the exception of Class D Shares), the Adviser, Janus Henderson Distributors US LLC (the “Distributor”), or their affiliates pay fees, from their own assets, to certain brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means), and for the operational and related expenses incurred by an intermediary for adding and maintaining each Janus Henderson fund share class offered on the intermediary’s platform, which is based on the specific share classes’ unique Committee on Uniform Security Identification Procedures (“CUSIP”) number in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid from a Fund’s assets to these financial intermediaries. The Adviser or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.
The Adviser or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you.

Additional Information About the Adviser
The Adviser has adopted procedures (including trade allocation procedures described in the “Portfolio Transactions and Brokerage” section of this SAI) that it believes are reasonably designed to mitigate potential conflicts and risks. For example, the Adviser manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus Henderson funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time. To mitigate this potential conflict, the Adviser has procedures that prohibit portfolio management from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which portfolio management is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of the Adviser’s senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.
The Funds and other funds advised by the Adviser or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.
Pursuant to the provisions of the 1940 Act, Janus Henderson mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the 1940 Act that govern the operation of money market funds. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, the Adviser receives an investment advisory fee for managing affiliated money market funds and the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Each account managed by the Adviser has its own investment objective and policies and is managed accordingly by the respective portfolio management. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.
The officers and Trustees of the Janus Henderson funds may also serve as officers and Trustees of the “funds of funds” managed by the Adviser, which are funds that primarily invest in other mutual funds and ETFs (the “underlying funds”). Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the funds of funds managed by the Adviser and the other Janus Henderson mutual funds. The Trustees intend to address any such conflicts as deemed appropriate.
Janus Henderson Personal Code of Ethics
The Adviser and the Distributor currently have in place the Personal Code of Ethics, which is comprised of the Personal Account Dealing Policy, the Gifts, Entertainment, and Other Benefits Received Policy, the Outside Business Activities Policy, and the Political Activities Policy. The Personal Code of Ethics is designed to ensure that Adviser and Distributor personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Personal Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Personal Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.
Under the Personal Account Dealing Policy, all Adviser and Distributor personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that the Adviser believes is not detrimental to the Funds. In addition, Adviser and Distributor personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Personal Account Dealing Policy. All personnel of the Adviser, the Distributor, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Account Dealing Policy.

In addition to the pre-clearance requirement described above, the Personal Account Dealing Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Account Dealing Policy and under certain circumstances Adviser and Distributor personnel may be required to forfeit profits made from personal trading.

Proxy Voting Policy and Procedures
The Trustees of the Trust have delegated to the Adviser the authority to vote all proxies relating to such Fund’s portfolio securities in accordance with the Adviser’s own policies and procedures. The Adviser’s proxy voting policies and procedures, including specific voting guidelines, are included in Appendix A of this SAI and are also available at janushenderson.com/proxyvoting.
The Adviser or its affiliates will publicly disclose vote reporting in line with local market requirements or practices and/or where, in the Adviser’s view, it is appropriate. Each Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, upon request, by calling 1-800-525-1093, through janushenderson.com/proxyvoting, or from the SEC through the SEC website at http://www.sec.gov.

Custodian, transfer agent, and certain affiliations

BNP Paribas, acting through its New York branch (“BNP(NY)”), 787 Seventh Avenue, New York, New York 10019 is the custodian of the domestic securities and cash of the Funds. BNP(NY) is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds’ securities and cash held outside the United States. The Funds’ Trustees have delegated to BNP(NY) certain responsibilities for such assets, as permitted by Rule 17f-5. BNP(NY) and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of a Fund.
Janus Henderson Services US LLC (the “Transfer Agent”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of the Adviser, is the transfer agent for the Funds. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.
Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Funds, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
The Funds pay an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.
Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion - $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Transfer Agent receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares, and Class T Shares of a Fund for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Funds. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of a Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.
Shareholder services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with the Adviser.
In addition to the administrative fees discussed above, the Transfer Agent receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders.
Through the Transfer Agent, the Funds pay SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) fees for the use of SS&C GIDS’ shareholder accounting system, as well as for certain broker-controlled accounts and closed accounts. These fees are in addition to any administrative services fees paid to the Transfer Agent. The Funds also use and pay for SS&C GIDS systems to track and process contingent deferred sales charges. These fees are only charged to classes of the Funds with contingent deferred sales charges, as applicable.
For the past three fiscal years ended September 30, unless otherwise noted, the total amounts paid by Class D Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds to the Transfer Agent for administrative services are summarized below. For Class R Shares, Class S Shares, and Class T Shares, the Transfer Agent pays out all or substantially all of the amount reflected as compensation to broker-dealers and service providers. Amounts for certain Funds and/or share classes may include the reimbursement of administrative services fees by the Adviser to the Funds.
	2025	2024	2023
Fund Name	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Global & International Equity
Janus Henderson European Focus Fund
Class D Shares	$24,613	$11,698	$10,665
Class S Shares	$1,708	$1,279	$592
Class T Shares	$49,525	$35,826	$31,348
Janus Henderson Global Equity Income Fund
Class D Shares	$39,511	$31,719	$29,208
Class S Shares	$48,426	$41,939	$43,461
Class T Shares	$189,917	$202,609	$312,886
Janus Henderson Global Life Sciences Fund
Class D Shares	$1,820,608	$2,017,109	$2,000,929
Class S Shares	$64,497	$71,225	$71,276
Class T Shares	$2,962,435	$3,238,893	$3,078,256
Janus Henderson Global Real Estate Fund
Class D Shares	$37,834	$42,577	$52,679
Class S Shares	$15,493	$17,490	$19,029
Class T Shares	$129,618	$156,335	$205,330
Janus Henderson Global Research Fund
Class D Shares	$2,453,029	$2,213,028	$1,935,699
Class R Shares	$19,945	$19,111	$19,673
Class S Shares	$53,620	$48,150	$40,618
Class T Shares	$3,566,338	$3,131,589	$2,633,880
Janus Henderson Global Select Fund
Class D Shares	$2,263,119	$2,158,714	$1,982,816
Class R Shares	$1,490	$482	$363
Class S Shares	$591	$476	$441
Class T Shares	$1,625,561	$1,492,777	$1,311,283
Janus Henderson Global Sustainable Equity Fund
Class D Shares	$30,408	$29,377	$26,838
Class R Shares	$203	$162	$121
Class S Shares	$210	$185	$154
Class T Shares	$1,664	$1,655	$1,537
Janus Henderson Global Technology and Innovation Fund
Class D Shares	$3,992,865	$3,456,571	$2,530,208
Class S Shares	$82,712	$76,001	$53,800
Class T Shares	$4,865,998	$4,109,286	$2,994,736
Janus Henderson Overseas Fund
Class D Shares	$756,424	$742,628	$740,840
Class R Shares	$56,926	$58,232	$55,587
Class S Shares	$349,110	$328,324	$304,485
Class T Shares	$1,278,754	$1,258,367	$1,239,752

	2025	2024	2023
Fund Name	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund
Class D Shares	$2,682,320	$2,550,215	$2,435,086
Class R Shares	$1,024,527	$998,593	$968,681
Class S Shares	$965,215	$954,043	$942,710
Class T Shares	$11,246,249	$11,107,992	$10,986,968
Janus Henderson Contrarian Fund
Class D Shares	$3,156,762	$2,970,122	$2,858,595
Class R Shares	$5,474	$4,983	$4,288
Class S Shares	$3,734	$3,762	$4,448
Class T Shares	$2,583,271	$2,483,189	$2,413,672
Janus Henderson Enterprise Fund
Class D Shares	$2,738,974	$2,660,148	$2,577,759
Class R Shares	$242,097	$213,423	$191,988
Class S Shares	$702,750	$722,129	$746,701
Class T Shares	$8,214,686	$8,090,434	$8,319,629
Janus Henderson Forty Fund
Class D Shares	$14,765,146	$13,297,332	$10,978,822
Class R Shares	$220,591	$204,329	$169,333
Class S Shares	$1,157,111	$1,123,621	$930,543
Class T Shares	$11,246,794	$9,838,567	$7,890,041
Janus Henderson Growth and Income Fund
Class D Shares	$5,189,077	$4,960,271	$4,679,978
Class R Shares	$10,926	$13,163	$14,471
Class S Shares	$33,277	$34,605	$32,292
Class T Shares	$5,249,950	$5,033,307	$4,706,508
Janus Henderson Research Fund
Class D Shares	$19,564,497	$17,166,560	$13,639,000
Class R Shares	$11,346	$9,447	$8,036
Class S Shares	$71,353	$62,532	$48,661
Class T Shares	$14,104,207	$11,786,113	$8,838,068
Janus Henderson Triton Fund
Class D Shares	$977,813	$1,033,643	$1,097,517
Class R Shares	$449,013	$486,611	$501,701
Class S Shares	$499,248	$561,447	$617,574
Class T Shares	$3,340,971	$3,735,304	$4,080,223
Janus Henderson U.S. Dividend Income Fund
Class D Shares	$25,785	$8,437	$1,292 (1)
Janus Henderson Venture Fund
Class D Shares	$1,906,875	$1,903,485	$1,918,817
Class S Shares	$49,392	$65,347	$78,084
Class T Shares	$1,813,308	$1,786,515	$1,774,389

(1)
December 20, 2022 (effective date) to September 30, 2023.
Janus Henderson Distributors US LLC (the “Distributor”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of the Adviser, is the principal underwriter for the Funds. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA. The Distributor acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which the Distributor is qualified as a broker-dealer. Under the Distribution Agreement, the Distributor continuously offers a Fund’s Shares and accepts orders at NAV per share of the relevant class. The cash-compensation amount or rate at which the Distributor’s registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

In connection with the upcoming Transaction, the closing of the Transaction will be deemed to be an “assignment” (as defined by the 1940 Act) of the distribution agreement between the Trust and the Adviser. As a result, the closing of the Transaction will cause the distribution agreement to terminate automatically in accordance with its terms. It is anticipated that the Trustees will consider a new distribution agreement with the Adviser. If approved by the Trustees, the new agreement will take effect upon the closing of the Transaction.

Securities lending

Certain Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Non Custodial Securities Lending Agreement.
During the fiscal year ended September 30, 2025, the securities lending services provided by JPMorgan Chase Bank, included negotiating the terms of loans; monitoring approved borrowers; recalling and arranging the return of loaned securities to the Funds upon termination of the loan; marking to market loans; providing recordkeeping services; reporting on the Funds’ securities lending activities; and related services. The following table summarizes the income and fees from securities lending activities for the fiscal year for those Funds that participated in securities lending.
		Fees and/or compensation for securities lending activities and related services:
	Gross income from securities lending activites	Fees paid to securities lending agent from revenue split	Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in revenue split	Aggregate fees and/or compensation for securities lending activities	Net income from securities lending activites
Global & International Equity
Janus Henderson European Focus Fund	$57,715	$(1,167)	$(470)	$–	$–	$(42,656)	$–	$(44,293)	$13,421
Janus Henderson Global Life Sciences Fund	$690,156	$(45,901)	$(3,283)	$–	$–	$(113,108)	$–	$(162,292)	$527,864
Janus Henderson Global Real Estate Fund	$114,474	$(887)	$(1,100)	$–	$–	$(102,285)	$–	$(104,272)	$10,202
Janus Henderson Global Research Fund	$472,865	$(6,345)	$(4,307)	$–	$–	$(389,242)	$–	$(399,894)	$72,971
Janus Henderson Global Select Fund	$223,675	$(3,797)	$(1,971)	$–	$–	$(174,237)	$–	$(180,005)	$43,670
Janus Henderson Global Technology and Innovation Fund	$143,062	$(8,631)	$(1,033)	$–	$–	$(34,138)	$–	$(43,802)	$99,260
Janus Henderson Overseas Fund	$1,223,928	$(9,618)	$(11,626)	$–	$–	$(1,092,076)	$–	$(1,113,319)	$110,609
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	$1,729,890	$(30,308)	$(14,787)	$–	$–	$(1,336,258)	$–	$(1,381,353)	$348,538
Janus Henderson Contrarian Fund	$350,199	$(13,027)	$(3,026)	$–	$–	$(184,345)	$–	$(200,398)	$149,802
Janus Henderson Enterprise Fund	$428,926	$(5,553)	$(3,905)	$–	$–	$(355,609)	$–	$(365,067)	$63,859
Janus Henderson Forty Fund	$372,092	$(2,866)	$(3,267)	$–	$–	$(333,004)	$–	$(339,137)	$32,955
Janus Henderson Research Fund	$768,022	$(6,943)	$(7,412)	$–	$–	$(673,824)	$–	$(688,179)	$79,843
Janus Henderson Triton Fund	$2,072,962	$(48,820)	$(17,955)	$–	$–	$(1,444,750)	$–	$(1,511,525)	$561,436
Janus Henderson U.S. Dividend Income Fund	$358	$(2)	$(3)	$–	$–	$(325)	$–	$(331)	$27
Janus Henderson Venture Fund	$1,374,700	$(37,842)	$(11,827)	$–	$–	$(889,844)	$–	$(939,513)	$435,187

Portfolio transactions and brokerage

The Adviser, or its affiliates, acting pursuant to the Global Execution Agreement mentioned below, initiates all portfolio transactions of the Funds solely upon the direction of the relevant portfolio management. The Adviser is party to a Global Execution Agreement with certain Janus Henderson affiliates (the “Trading Affiliates”) that allow trades in foreign markets to be executed by personnel in the relevant market through such Trading Affiliates. Personnel of the Trading Affiliates providing trade execution services are subject to brokerage policies and procedures and oversight by Janus Henderson Investors’ Front Offices Governance and Risk Committee. As used in this Portfolio Transactions and Brokerage section, the term “Adviser” also includes its Trading Affiliates.
The Adviser selects broker-dealers for the Funds as part of its discretionary responsibilities under the Advisory Agreement and broker selection is determined by the Adviser’s duty to seek best execution. Janus Henderson’s Best Execution Committee will periodically review the quality of execution that the Adviser receives from broker-dealers and the Adviser will continually evaluate the effectiveness of the executing brokers and trading tools utilized. The Adviser does not consider a broker-dealer’s sale of shares of the Funds or gifts and entertainment received from registered representatives of broker-dealers when choosing a broker-dealer to effect transactions.
The Adviser has a duty to seek to obtain “best execution” for its portfolio transactions by reasonably seeking to obtain the best possible result under the circumstances. The Adviser considers a number of factors including but not limited to: an understanding of prices of securities currently available and commission rates and other costs associated with various trading tools, channels and venues; the nature, liquidity, size and type of the security being traded and the character of the markets in which the security will be purchased or sold; the activity, existing and expected, in the market for the particular security; the potential impact of the trade in such market and the desired timing or urgency of the trade pursuant to the investment decision; any portfolio restrictions associated with asset types; the ability of a broker-dealer to maintain confidentiality, including trade anonymity; the quality of the execution, clearance, and settlement services of a broker-dealer; the financial stability of the broker-dealer and the existence of actual or apparent operational problems of the broker-dealer; principal commitment by the broker-dealer to facilitate the transaction; and for accounts that do not utilize a research charge collection agreement, as discussed below, the research services provided by a broker-dealer.
The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.
The Funds generally buy and sell fixed-income securities in principal and agency transactions in which no brokerage commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if the Adviser believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principal transactions. The implied cost of executing fixed-income securities transactions for a Fund primarily will consist of bid-offer spreads at which brokers will transact. The spread is the difference between the prices at which the broker is willing to purchase and sell the specific security at the time.
When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Adviser, better prices and executions will be achieved through the use of a broker.
The Adviser unbundles equity commissions globally. More specifically, the Adviser defines an execution commission component (“ECC”) and a research commission component (“RCC”). The ECC is standard across all brokers by region and broker class. Generally, the ECC is not negotiated on an order-by-order basis, but is determined by an established rate card that is reviewed by the Janus Henderson Best Execution Committee. Those rates are established to be competitive with industry standards and aligned with the service level the Adviser expects from brokers. With respect to the RCC, consistent with its best execution obligation for accounts that do not utilize an RCCA (as defined below), and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subsequent SEC guidance and no-action relief, the Adviser may place portfolio transactions with a broker-dealer for a higher commission than another broker-dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that the commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer or provided by third parties viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser with respect to all client accounts. Funds that utilize RCCAs are prohibited from using research charges for brokerage services and are subject to additional restrictions on what constitutes eligible research as provided by the Markets in Financial Instruments Directive II (“MiFID II”) and Financial Conduct Authority (“FCA”) regulations.

The Adviser has client commission agreements (“CCAs”) and, for certain Funds, RCC Agreements (“RCCA”) with certain broker-dealers. These agreements allow the Adviser to instruct broker-dealers to pool commissions or research charges, respectively, generated from equity security orders executed at that broker-dealer. RCCAs are utilized for accounts for which Janus Henderson is subject to MiFID II and instead of using a portion of the commission for research, an additional research charge is added to the execution commission for equity transactions. Pursuant to these agreements, the broker-dealer retains the execution component of the brokerage commission as compensation for execution services and segregates the other portion of the commission (or additional research charge for RCCAs) for research services. Such commissions (and charges) are then used, upon the Adviser’s direction, to pay such broker-dealers for such broker-dealers’ proprietary research or to pay third parties that provide the Adviser with brokerage or research services, as permitted under Section 28(e), and for RCCAs, as permitted under MiFID II and FCA regulation. All portfolio transactions directed to these broker-dealers are subject to the Adviser’s best execution obligations.
The Adviser establishes a research budget annually for each investment strategy, and the research portion of the commission (or additional research charge for RCCAs) is collected until a Fund’s pro rata portion of the research budget for its investment strategy is reached. Typically, it is expected that a Fund’s proportionate share of the budget for its strategy will be based on the amount of assets held in its account relative to overall assets in the strategy. Once the pro rata budget of any account within an investment strategy is reached, such account will transact at the execution only rate for the remainder of the applicable period. If the costs for external research or brokerage services for an investment strategy exceed the amount collected from accounts within that strategy, the Adviser or its affiliates may adjust the research portion of commissions (or research charges) up or down within such strategy, continue to acquire external research for such accounts using its own resources, or cease to purchase external research for such accounts until the next applicable period. If research commissions (or research charges) collected by accounts within an investment strategy exceed the research or brokerage services costs for such investment strategy, the Adviser may rebate the accounts within such strategy all or a portion of their pro rata portion of such excess (subject to de minimis amounts as determined by the Adviser) or (for CCAs only) rollover such amounts to be used for research during the next applicable period.
The Adviser oversees the consumption, valuation and appropriate remuneration of third-party investment research consumed by the Adviser. Research budgets are set annually based on the needs of each investment strategy and are not otherwise linked to the volume or value of transactions executed on behalf of any accounts within that strategy. Research budgets may be adjusted by the Adviser throughout the calendar year.
The Adviser intends that all client equity transactions will be included within its CCAs and RCCAs, except to the extent the Adviser manages a strategy in which portfolio management solely uses market data or in which portfolio management and the client are located in Europe, the Middle East, or Asia, the Adviser may determine to pay for research for such strategies and/or accounts consistent with the methods available pursuant to MiFID II, including by use of an RCCA or Janus Henderson’s own resources. Therefore, whether and to what extent clients pay for research through commissions differs among clients. However, subject to applicable law, research may be used to service any or all clients, including clients that do not pay commissions to the broker-dealer relating to the CCA. As a result, clients that do not directly pay for research or pay for research to a lesser extent, including in connection with the establishment of research budgets (switching to execution-only rates when research budgets are met), may be considered to disproportionately benefit from research payments of other clients.
The Adviser may receive statistical, research and other factual information or services from broker-dealers that it would otherwise have to pay for with cash, or use its own resources to produce, for no consideration other than the brokerage or underwriting commissions that they obtain from the Adviser’s execution of trades with the broker-dealers.
The Adviser may also use step-out or sponsorship transactions in order to receive research products and related services. In step-out or sponsorship transactions, the Adviser directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct all or a portion of the transaction or commission in favor of a second broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the remaining portion.
The Adviser may also use broker sponsorship programs in order to pay for research. The Adviser may receive research from a sponsored broker but choose to execute with an executing agent on behalf of the sponsored broker. The executing agent executes the trade and then sends it to the sponsored broker for settlement. The Adviser pays the sponsored broker the commissions on the trade and the sponsored broker then pays the executing agent a predetermined fee.

The Adviser maintains prime brokerage arrangements to facilitate short sale transactions. A prime broker may provide services and products to the Adviser in connection with the short selling facilities and related services the prime broker provides. The Adviser typically uses technology and personalized client services, but additional services such as capital introduction, business consulting services and portfolio analytics may also be available from prime brokers.
The Adviser may have an incentive to use broker-dealers who offer the above services to effect transactions instead of other broker-dealers who do not provide such services, but who may execute transactions at a lower price. The Adviser does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. The Adviser does, however, have an internal procedure for allocation transactions in a manner consistent with its execution policy to brokers that it has identified as providing research or brokerage services. Any transactions with such brokers are always subject to the Adviser’s best execution obligations.
In order for client commissions to be used to pay for these services, the Adviser must determine that the services are permitted research or brokerage services under Section 28(e) or under FCA regulation, as applicable. Additionally, all broker-dealers and all vendors of research and/or brokerage services paid with client commissions will be approved pursuant to the Adviser’s policies and procedures. In instances when the above services may include components not eligible under Section 28(e) or FCA regulation, the Adviser makes a reasonable allocation of the cost of the research and/or brokerage services according to its use and all non-eligible research and/or brokerage services are separately invoiced and paid for with cash from the Adviser and not with client commissions.
Research received from broker-dealers is supplemental to the Adviser’s own research efforts. The brokerage and research products and services furnished by broker-dealers may be used in servicing any or all of the Adviser’s clients and may not necessarily be used by the Adviser in connection with the accounts that actually paid commissions, nor in proportion to the amount of commissions paid by accounts, to the broker-dealer providing the products and services.
The Adviser may engage in “cross trades” whereby the Adviser causes its clients or accounts to engage in a purchase and sale of a security with each other. The Adviser may engage in cross trades where it determines such transaction is in the best interests of both accounts and consistent with the Adviser’s best execution obligations. Although the use of cross trades may be beneficial to clients, it also creates opportunities for conflicts of interest to adversely affect clients. For instance, the Adviser could prefer one account over the other in determining price or otherwise executing a cross trade due to the existence of a more favorable fee structure or proprietary interest in one account. To address these potential conflicts, the Adviser has adopted policies and procedures which require that all cross trades are effected at a readily available fair market price, which may be based on independent dealer bids or quotes depending on the type of security. In addition, cross trades involving a registered investment company must be consistent with Rule 17a-7 under the 1940 Act. The Adviser may execute cross trades among any eligible funds and accounts managed by the Adviser or its affiliates. The Adviser does not permit cross trades with a Fund for fixed income securities, with accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) or where prohibited by client restrictions.
The Adviser makes investment decisions for each of its clients, including proprietary accounts, independently from those of any other account that is or may become managed by the Adviser or its affiliates. Because the Adviser generally invests in similar strategies for clients, numerous clients could have similar investment objectives and thus, similar portfolios. As a result, the Adviser may be trading the same security for multiple clients at the same time. In order to seek efficiencies that may be available for larger transactions, or help allocate execution fills and prices fairly, the Adviser may aggregate the orders for its clients for execution in circumstances where the Adviser determines that the investment is eligible and appropriate for each participating account. Clients participating in an aggregated trade are generally charged the same price and execution rate or execution portion of the commission except in circumstances where doing otherwise is deemed fair and consistent with applicable law. Instances can occur in which not all clients are charged a research portion (or the same research portion) of the commission in an aggregated trade, including where clients have a different research rate, have already met the research budget established by the Adviser or are subject to regulatory or other restrictions on the use of client commissions to pay for research services and may transact at lower commissions or execution only rates. In addition to, or instead of, aggregating orders of accounts that would be trading the same security at the same time, the Adviser may average the price of the transactions of these accounts and allocate trades to each account in accordance with the Adviser’s allocation procedures. Pursuant to these procedures, partial fills will be allocated pro rata under procedures adopted by Janus Henderson. The Adviser seeks to allocate the opportunity to purchase or sell a security or other investment among accounts on an equitable basis by taking into consideration certain factors. These factors include, but are not limited to: size of the portfolio, concentration of holdings, investment objectives and guidelines, position weightings, duration targets, consistency of portfolio characteristics across similar accounts, purchase costs, issuer restrictions, price targets, ESG jurisdictional requirements, and cash availability. Due to such factors, the Adviser cannot assure equality of allocations among all of its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria which could cause performance divergence from similar accounts. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts. The Adviser may adjust allocations to eliminate fractional shares or odd lots, or to account for minimum trade size requirements and has the discretion to deviate from its allocation procedures in certain circumstances.
Funds may from time to time participate in IPOs or other types of limited offerings such as secondary placements of common stock, private equity offerings, or other private placement offerings. To the extent that a Fund, such as a new Fund, has only affiliated shareholders, such as portfolio management or an adviser, and the Fund wishes to participate in an IPO, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the Fund and thus may not be eligible to participate in the offering. Funds may also, from time to time, participate as an anchor or Cornerstone Investor in an IPO. A Cornerstone Investor agrees, prior to a company’s IPO, to acquire a certain dollar amount of the IPO securities. Such agreement provides the Cornerstone Investor with an agreed and known allocation in the IPO. Shares allocated to the Cornerstone Investor in such IPOs may be restricted from trading for up to six months post the IPO and participation by any Adviser account as a Cornerstone Investor could preclude any other account from participating in the IPO as a non-Cornerstone Investor. The Adviser utilizes a dual book IPO indication process. More specifically, in order to provide issuers with a level of flexibility to address the diverse styles, needs, and relationships of our global investment teams, the Adviser has assigned each investment team to either a U.S. or EMEA/APAC IPO indication group (each an “IPO Indication Group”) and places two separate indications with a broker for any one limited offering. The Adviser’s allocation procedures generally require all securities of an offering allocated to an IPO Indication Group be allocated to all accounts within a strategy based on portfolio management’s participation in such IPO Indication Group and their initial indications and on a pro rata basis to all participating eligible accounts based on the total assets of each account. When more than one portfolio manager across the firm indicates interest in a primary or secondary limited offering, a limit on the allowable bid will be applied. In addition, with respect to private equity offerings, the Adviser limits the amount that any one fund can own, in the aggregate, of all private companies. Deviations from these procedures are permitted provided such deviations are documented and approved by the relevant Asset Class Head or a delegate. A deviation could occur, for example, in order to allocate additional securities to ensure that accounts receive sufficient securities to satisfy specialized investment objectives or policies, to account for allocation sizes that are deemed by the Adviser to be de minimis for certain eligible accounts, to address market conditions, to address situations specific to individual accounts (e.g., cash limitations, position weightings, liquidity profiles of the investment, redemption history of the account, etc.), or to address certain jurisdictional requirements relating to Cornerstone IPOs. Additionally, for primary and secondary offerings of common stock, additional shares may be allocated to the applicable accounts of portfolio management with a preexisting position in that security. Deviations from pro rata allocations may contribute to differences in performance among eligible accounts within the same strategy. The Adviser cannot assure, in all instances, participations in IPOs or limited offerings by all eligible accounts. In the event an eligible account does not participate in an offering, the Adviser generally does not reimburse for opportunity costs.
For the fiscal year ended September 30, 2025, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below.
Fund Name	Commissions	Transactions
Global & International Equity
Janus Henderson European Focus Fund	$168,731	$168,730,765
Janus Henderson Global Equity Income Fund	$924,644	$1,075,028,875
Janus Henderson Global Life Sciences Fund	$724,527	$1,582,435,431
Janus Henderson Global Real Estate Fund	$94,257	$211,121,411
Janus Henderson Global Research Fund	$1,129,671	$2,541,091,713
Janus Henderson Global Select Fund	$923,825	$1,273,083,131
Janus Henderson Global Sustainable Equity Fund	$3,739	$10,940,831
Janus Henderson Global Technology and Innovation Fund	$1,220,559	$3,435,736,740
Janus Henderson Overseas Fund	$1,443,079	$1,121,496,640

Fund Name	Commissions	Transactions
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	$1,632,166	$8,870,795,555
Janus Henderson Contrarian Fund	$585,059	$3,099,049,160
Janus Henderson Enterprise Fund	$2,569,385	$6,787,673,522
Janus Henderson Forty Fund	$2,316,460	$11,345,714,998
Janus Henderson Growth and Income Fund	$571,073	$4,339,087,851
Janus Henderson Research Fund	$3,084,875	$16,986,994,146
Janus Henderson Triton Fund	$1,062,694	$2,080,272,374
Janus Henderson U.S. Dividend Income Fund	$2,830	$18,141,590
Janus Henderson Venture Fund	$597,950	$735,766,117

The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal years ended September 30, unless otherwise noted.
Fund Name	2025	2024	2023
Global & International Equity
Janus Henderson European Focus Fund	$791,468	$750,062	$664,761
Janus Henderson Global Equity Income Fund	$8,222,646	$7,550,336	$8,270,359
Janus Henderson Global Life Sciences Fund	$1,434,637	$1,340,663	$1,513,573
Janus Henderson Global Real Estate Fund	$281,491	$463,550	$495,237
Janus Henderson Global Research Fund	$1,527,081	$1,166,098	$1,093,213
Janus Henderson Global Select Fund	$1,454,454	$1,207,852	$1,049,762
Janus Henderson Global Sustainable Equity Fund	$9,486	$4,197	$4,385
Janus Henderson Global Technology and Innovation Fund	$2,126,062	$1,092,599	$1,886,106
Janus Henderson Overseas Fund	$2,452,170	$2,097,752	$1,616,446
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	$2,690,879	$1,715,750	$1,659,446
Janus Henderson Contrarian Fund	$1,412,455	$1,485,409	$1,166,000
Janus Henderson Enterprise Fund	$3,515,392	$2,719,066	$2,589,999
Janus Henderson Forty Fund	$3,481,507	$3,768,565	$2,983,145
Janus Henderson Growth and Income Fund	$942,130	$751,448	$585,548
Janus Henderson Research Fund	$4,201,125	$3,004,098	$2,570,237
Janus Henderson Triton Fund	$1,969,787	$2,208,315	$2,432,649
Janus Henderson U.S. Dividend Income Fund	$6,859	$4,324	$3,324 (1)
Janus Henderson Venture Fund	$1,216,303	$1,006,679	$1,069,981

(1)
December 20, 2022 (effective date) to September 30, 2023.
Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, shareholder, broker-dealer, or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

As of September 30, 2025, certain Funds owned securities of their regular broker-dealers (or parents) as shown below:
Fund Name	Name of Broker Dealer	Value of Securities Owned
Global & International Equity
Janus Henderson Global Equity Income Fund	BNP Paribas Securities Corp.	$118,834,551
Janus Henderson Global Real Estate Fund	RBC Capital Markets, LLC	$558,038
Janus Henderson Global Research Fund	JP Morgan Securities LLC	$100,237,030
	Morgan Stanley	31,541,320
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	Citigroup Global Markets Inc.	$106,025,102
	Goldman Sachs & Co. LLC	312,197,275
	JP Morgan Securities LLC	451,975,490
	Merrill Lynch, Pierce, Fenner & Smith Inc.	170,430,938
	Morgan Stanley	316,118,822
Janus Henderson Growth and Income Fund	Goldman Sachs & Co. LLC	$137,591,760
	JP Morgan Securities LLC	297,839,415
	Morgan Stanley	150,384,903
Janus Henderson U.S. Dividend Income Fund	Goldman Sachs & Co. LLC	$1,689,059
	Morgan Stanley	1,850,771

Shares of the trust

Net Asset Value Determination
As stated in the Funds’ Prospectuses, the net asset value (“NAV”) of the Shares of each class of a Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of a Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act, and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange, including ETFs, are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value.
Fund holdings for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Valuation Procedures provide for the use of systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund’s NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.
If an error is discovered that impacts a Fund’s NAV calculation, the Adviser will take corrective action if necessary and appropriate pursuant to the Trust’s net asset value and shareholder account corrections policy.

Purchases
With the exception of Class D Shares and Class N Shares, Shares of the Funds can generally be purchased only through financial intermediaries and retirement platforms. Class D Shares and Class N Shares may be purchased directly with the Funds in certain circumstances as provided in the Funds’ Prospectuses. Not all financial intermediaries offer all classes. Shares or classes of the Funds may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Funds’ expenses. Certain Shares or classes of the Funds may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. Under certain circumstances, the Funds may permit an in-kind purchase of Class A Shares, Class C Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, or Class T Shares.
Certain designated organizations are authorized to receive purchase orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the trading session of the NYSE as described above in “Net Asset Value Determination.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Funds’ Prospectuses will provide you with detailed information about investing in the Funds.
The Adviser has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
Class A Shares
The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and the Distributor, as shown in the table, except where the Distributor, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $250,000 or more, the Distributor may pay, from its own resources, a commission to your financial intermediary on such investments.
Amount of Purchase at Offering Price	Sales Charge as a Percentage of Offering Price*	Sales Charge as a Percentage of Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Equity Funds
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.50%	4.71%	3.75%
$100,000 but under $250,000	3.50%	3.63%	2.75%
$250,000 and above**	None	None	None

*
Offering Price includes the initial sales charge.
**
A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Funds and other Janus Henderson funds that are offered with a sales charge to take advantage of lower sales charges.
The following table shows the aggregate amount of underwriting commissions paid to the Distributor from proceeds of initial sales charges paid by investors on Class A Shares (substantially all of which were paid out to financial intermediaries) for the fiscal years ended September 30.
	Aggregate Sales Commissions
Fund Name	2025	2024	2023
Global & International Equity
Janus Henderson European Focus Fund
Class A Shares	$45,507	$27,036	$33,125
Janus Henderson Global Equity Income Fund
Class A Shares	$839,783	$691,583	$1,200,319
Janus Henderson Global Life Sciences Fund
Class A Shares	$338,260	$409,905	$405,253
Janus Henderson Global Real Estate Fund
Class A Shares	$6,833	$21,075	$19,157
Janus Henderson Global Research Fund
Class A Shares	$62,381	$95,603	$3,721
Janus Henderson Global Select Fund
Class A Shares	$34,539	$28,883	$4,457
Janus Henderson Global Sustainable Equity Fund
Class A Shares	$1,796	$226	$387
Janus Henderson Global Technology and Innovation Fund
Class A Shares	$361,176	$465,044	$166,041
Janus Henderson Overseas Fund
Class A Shares	$37,441	$32,609	$30,057
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund
Class A Shares	$2,580,934	$2,251,082	$1,927,351
Janus Henderson Contrarian Fund
Class A Shares	$86,724	$77,122	$115,852
Janus Henderson Enterprise Fund
Class A Shares	$358,600	$305,618	$376,707
Janus Henderson Forty Fund
Class A Shares	$387,312	$468,888	$270,850
Janus Henderson Growth and Income Fund
Class A Shares	$211,144	$128,702	$62,594
Janus Henderson Research Fund
Class A Shares	$159,375	$85,274	$19,963
Janus Henderson Triton Fund
Class A Shares	$46,957	$40,017	$41,617
Janus Henderson Venture Fund
Class A Shares	$21,471	$21,355	$12,203

During the fiscal years ended September 30, unless otherwise noted, the Distributor retained the following upfront sales charges.

	Upfront Sales Charges
Fund Name	2025	2024	2023
Global & International Equity
Janus Henderson European Focus Fund
Class A Shares	$5,781	$4,670	$5,363
Janus Henderson Global Equity Income Fund
Class A Shares	$78,949	$97,014	$179,337
Janus Henderson Global Life Sciences Fund
Class A Shares	$31,772	$44,135	$64,535
Janus Henderson Global Real Estate Fund
Class A Shares	$440	$2,208	$2,915
Janus Henderson Global Research Fund
Class A Shares	$2,540	$2,408	$537
Janus Henderson Global Select Fund
Class A Shares	$4,990	$2,994	$430
Janus Henderson Global Sustainable Equity Fund
Class A Shares	$236	$29	$52
Janus Henderson Global Technology and Innovation Fund
Class A Shares	$49,339	$65,044	$25,933
Janus Henderson Overseas Fund
Class A Shares	$4,768	$4,454	$4,082
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund
Class A Shares	$284,614	$366,577	$315,835
Janus Henderson Contrarian Fund
Class A Shares	$12,283	$12,011	$16,153
Janus Henderson Enterprise Fund
Class A Shares	$37,777	$39,640	$53,533
Janus Henderson Forty Fund
Class A Shares	$33,904	$70,200	$37,997
Janus Henderson Growth and Income Fund
Class A Shares	$7,453	$14,003	$9,571
Janus Henderson Research Fund
Class A Shares	$7,274	$8,920	$1,329
Janus Henderson Triton Fund
Class A Shares	$3,108	$5,041	$6,880
Janus Henderson Venture Fund
Class A Shares	$2,914	$307	$1,351

Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares
Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds are purchased at the NAV per share as determined at the close of the trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.
The Distributor also receives amounts pursuant to Class A Share, Class C Share, Class R Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the “Distribution and Shareholder Servicing Plans” and “Redemptions” sections, respectively, of this SAI.
Commission on Class C Shares
The Distributor may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

Distribution and Shareholder Servicing Plans
Class A Shares, Class R Shares, and Class S Shares
As described in the Prospectuses, Class A Shares, Class R Shares, and Class S Shares have each adopted distribution and shareholder servicing plans (the “Class A Plan,” “Class R Plan,” and “Class S Plan,” respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares and at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares, Class R Shares, or Class S Shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares, Class R Shares, and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares, Class R Shares, and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares, Class R Shares, and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to the Distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares, Class R Shares, and Class S Shares, which became effective on July 6, 2009.
Class C Shares
As described in the Prospectuses, Class C Shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in the sale of Class C Shares of such Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.
The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or the Distributor in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.
The Distributor is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although the Distributor may, pursuant to a written agreement between the Distributor and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
For the fiscal year ended September 30, 2025, under each Class’ respective Plan, Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Funds in total paid $49,151,858 to the Distributor (substantially all of which the Distributor paid out as compensation to broker-dealers and other service providers). The dollar amounts and the manner in which these 12b-1 payments were spent are summarized below.

Fund Name	Advertising(1) and Literature	Prospectus Preparation, Printing(1) and Mailing	Payment to Brokers
Global & International Equity
Janus Henderson European Focus Fund
Class A Shares	$0	$19	$326,683
Class C Shares	$0	$1	$33,652
Class S Shares	$0	$0	$1,707
Janus Henderson Global Equity Income Fund
Class A Shares	$0	$106	$1,708,838
Class C Shares	$0	$41	$2,217,939
Class S Shares	$0	$3	$48,459
Janus Henderson Global Life Sciences Fund
Class A Shares	$0	$46	$668,557
Class C Shares	$0	$11	$484,843
Class S Shares	$0	$4	$64,416
Janus Henderson Global Real Estate Fund
Class A Shares	$0	$2	$28,065
Class C Shares	$0	$0	$17,768
Class S Shares	$0	$1	$15,441
Janus Henderson Global Research Fund
Class A Shares	$0	$5	$85,267
Class C Shares	$0	$0	$18,941
Class R Shares	$0	$1	$39,812
Class S Shares	$0	$3	$53,548
Janus Henderson Global Select Fund
Class A Shares	$0	$2	$26,775
Class C Shares	$0	$0	$4,744
Class R Shares	$0	$0	$3,042
Class S Shares	$0	$0	$587
Janus Henderson Global Sustainable Equity Fund
Class A Shares	$0	$0	$794
Class C Shares	$0	$0	$561
Class R Shares	$0	$0	$83
Class S Shares	$0	$0	$0
Janus Henderson Global Technology and Innovation Fund
Class A Shares	$0	$52	$769,688
Class C Shares	$0	$12	$584,067
Class S Shares	$0	$5	$82,670
Janus Henderson Overseas Fund
Class A Shares	$0	$32	$505,142
Class C Shares	$0	$2	$87,739
Class R Shares	$0	$4	$112,048
Class S Shares	$0	$22	$348,877

Fund Name	Advertising(1) and Literature	Prospectus Preparation, Printing(1) and Mailing	Payment to Brokers
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund
Class A Shares	$0	$375	$5,869,853
Class C Shares	$0	$347	$17,791,153
Class R Shares	$0	$67	$2,046,179
Class S Shares	$0	$64	$964,062
Janus Henderson Contrarian Fund
Class A Shares	$0	$12	$165,705
Class C Shares	$0	$3	$155,584
Class R Shares	$0	$0	$10,874
Class S Shares	$0	$0	$3,728
Janus Henderson Enterprise Fund
Class A Shares	$0	$78	$1,173,850
Class C Shares	$0	$12	$467,185
Class R Shares	$0	$16	$479,273
Class S Shares	$0	$48	$700,838
Janus Henderson Forty Fund
Class A Shares	$0	$83	$1,288,640
Class C Shares	$0	$17	$787,945
Class R Shares	$0	$15	$435,280
Class S Shares	$0	$78	$1,154,764
Janus Henderson Growth & Income Fund
Class A Shares	$0	$16	$261,722
Class C Shares	$0	$7	$331,863
Class R Shares	$0	$1	$21,667
Class S Shares	$0	$2	$33,165
Janus Henderson Research Fund
Class A Shares	$0	$13	$201,710
Class C Shares	$0	$2	$57,036
Class R Shares	$0	$1	$21,331
Class S Shares	$0	$5	$71,226
Janus Henderson Triton Fund
Class A Shares	$0	$41	$595,383
Class C Shares	$0	$2	$77,592
Class R Shares	$0	$30	$891,017
Class S Shares	$0	$34	$498,428
Janus Henderson Venture Fund
Class A Shares	$0	$3	$50,714
Class C Shares	$0	$0	$6,832
Class S Shares	$0	$4	$49,178

(1)
Advertising and printing amounts are based on estimates and are allocated based on each Fund’s assets under management.

Redemptions
Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and, in certain circumstances, Class N Shares may be redeemed directly with the Funds. Certain designated organizations are authorized to receive redemption orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and the Adviser’s affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the recognition of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Fund, by delivery of securities selected from its assets at its discretion. However, each Fund is governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Fund for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and the subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.
Except as otherwise described in the Prospectuses, the Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Class A Shares
A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.
Class C Shares
A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.
For the fiscal years ended September 30, unless otherwise noted, the total amounts received by the Distributor from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below.
	Contingent Deferred Sales Charges
Fund Name	2025	2024	2023
Global & International Equity
Janus Henderson European Focus Fund
Class A Shares	$—	$—	$—
Class C Shares	$875	$—	$66
Janus Henderson Global Equity Income Fund
Class A Shares	$461	$—	$1,825
Class C Shares	$13,513	$20,160	$18,750
Janus Henderson Global Life Sciences Fund
Class A Shares	$9,515	$—	$—
Class C Shares	$4,703	$5,629	$2,354

	Contingent Deferred Sales Charges
Fund Name	2025	2024	2023
Janus Henderson Global Real Estate Fund
Class A Shares	$—	$—	$—
Class C Shares	$186	$52	$308
Janus Henderson Global Research Fund
Class A Shares	$9,870	$—	$—
Class C Shares	$165	$—	$68
Janus Henderson Global Select Fund
Class A Shares	$3	$—	$—
Class C Shares	$488	$—	$—
Janus Henderson Global Sustainable Equity Fund
Class A Shares	$—	$—	$—
Class C Shares	$—	$—	$—
Janus Henderson Global Technology and Innovation Fund
Class A Shares	$514	$—	$—
Class C Shares	$4,104	$3,781	$3,113
Janus Henderson Overseas Fund
Class A Shares	$—	$—	$—
Class C Shares	$253	$610	$34
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund
Class A Shares	$4,139	$2,562	$20,705
Class C Shares	$146,010	$109,216	$162,301
Janus Henderson Contrarian Fund
Class A Shares	$72	$—	$—
Class C Shares	$2,161	$897	$2,829
Janus Henderson Enterprise Fund
Class A Shares	$26	$81	$—
Class C Shares	$30,171	$10,769	$3,191
Janus Henderson Forty Fund
Class A Shares	$1,372	$7	$—
Class C Shares	$6,518	$8,783	$9,182
Janus Henderson Growth and Income Fund
Class A Shares	$280	$—	$—
Class C Shares	$1,235	$1,912	$538
Janus Henderson Research Fund
Class A Shares	$184	$—	$—
Class C Shares	$14,625	$3	$77
Janus Henderson Triton Fund
Class A Shares	$—	$—	$—
Class C Shares	$406	$755	$373
Janus Henderson Venture Fund
Class A Shares	$—	$—	$—
Class C Shares	$609	$—	$74

Processing or Service Fees
Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

Income dividends, capital gains distributions, and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This summary assumes that investors hold shares of a Fund as capital assets (within the meaning of the Internal Revenue Code). This summary does not apply to investors that are not “United States persons” (as such term is defined under Section 7701(a)(30) of the Internal Revenue Code) or investors subject to special tax treatment (such as a partnership, financial institution, real estate investment trust, regulated investment company, insurance company, tax-advantaged, tax-qualified and retirement plans (or any other tax-exempt entity), or dealer in securities), except as otherwise specifically indicated below. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.
It is a policy of the Funds to make distributions of substantially all of their respective net investment income and any realized net capital gains at least annually. Any net capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. Additional information regarding the frequency of a Fund’s distribution of dividend payments from net investment income can be found at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).
Fund Taxation
The Funds intend to qualify as regulated investment companies as such term is defined under Subchapter M of the Internal Revenue Code (each, a “regulated investment company”). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at the applicable corporate tax rate. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special federal income tax treatment. Even if a Fund qualifies as a regulated investment company in a taxable year, such Fund will generally be subject to federal income tax on its undistributed investment company taxable income and net tax-exempt income (if any) at the applicable corporate tax rate.
A non-deductible U.S. federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.
Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.
In certain circumstances, such as if a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, in order to qualify as a regulated investment company under the Internal Revenue Code and to avoid federal income tax and the 4% federal excise tax, a Fund must distribute to shareholders, in each taxable year, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

A Fund’s investments in lower-rated or unrated debt securities may present issues for that Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
A Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. If a Fund holds securities in such a passive foreign investment company, it may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such securities, regardless of whether such income is distributed as a taxable dividend by the Fund to its holders of common stock. In order to avoid taxes and interest that must be paid by that Fund, the Fund may make various elections (if available) permitted by the Internal Revenue Code. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed even though the Fund may not have received any income upon such an event.
Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. Tax treaties between the countries of such foreign securities and the U.S. may reduce or eliminate such foreign taxes. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If a Fund makes such an election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim either a foreign tax credit or deduction for such taxes, subject to certain limitations. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.
Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
A Fund that invests in foreign securities may utilize foreign currency contracts in an effort to limit foreign currency risk. The value of foreign currency contracts can vary widely from month-to-month, which may result in gains one month and losses the next month. If the Fund distributes such gains during a monthly distribution (if applicable) and subsequently realizes foreign currency losses due to exchange rate fluctuations, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
If a Fund elects to invest in REIT equity securities, such investments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
Some REITs are permitted to hold “residual interests” in REMICs. Pursuant to an IRS notice, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) may be subject to federal income tax in all events. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders with the same consequences as if the shareholders held the related REMIC residual interest directly. There may be instances in which a Fund may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders: (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (b) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income; and (c) in the case of a non-U.S. investor (as defined below), will not qualify for any reduction in U.S. federal withholding tax. Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in a Fund. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate tax rate. This may impact a Fund’s performance.

For taxable years beginning after December 31, 2017, ordinary REIT dividends are treated as “qualified business income” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. Regulations enable a Fund to pass through the special character of “qualified REIT dividends” to its shareholders. The amount of a regulated investment company’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the regulated investment company’s qualified REIT dividends for the taxable year over allocable expenses. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income.
Please note that shareholders of Janus Henderson Global Real Estate Fund may receive account tax information from the Fund at the end of February of the following year.
The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.
Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.
A Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the IRS could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Funds or disqualification of a Fund as a regulated investment company.
U.S. Shareholder Taxation
For purposes of this discussion, “U.S. shareholder” shall mean a beneficial owner of the shares of a Fund that is a United States person, as such term is defined under Section 7701(a)(30) of the Internal Revenue Code, other than a partnership. All income dividends and capital gains distributions, if any, on a Fund’s Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date, unless the U.S. shareholder has elected to receive distributions in cash. U.S. shareholders will be subject to federal income taxes on distributions made by a Fund whether received in cash or additional shares of the Fund. Distributions from a Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible in the case of noncorporate investors for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. In addition, if a Fund participates in a securities lending transaction and receives a payment in lieu of dividends with respect to securities on loan (a “substitute payment”), such income generally will not constitute qualified dividend income. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. In addition, certain non-corporate investors may be subject to an additional 3.8% Medicare tax discussed below. Dividends paid by a Fund may also qualify in part for the dividends-received deduction available to corporate U.S. shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Funds’ corporate shareholders. In addition, a substitute payment received with respect to a securities lending transaction will not be eligible for the dividends-received deduction when distributed to the Funds’ corporate U.S. shareholders. Distributions from a Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.
If a Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of a U.S. shareholder’s basis in his, her, or its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a U.S. shareholder’s basis in his, her, or its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the U.S. shareholder of such shares.
If a Fund produces income primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid by such Fund is anticipated to be qualified dividend income.
Distributions declared by a Fund during October, November, or December to U.S. shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its U.S. shareholders each year of the amount and type of dividends and distributions it paid.
Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a U.S. shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the U.S. shareholder with respect to such shares. Any loss a U.S. shareholder realizes on a sale or exchange of shares of a Fund will be disallowed if the U.S. shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the U.S. shareholder’s sale or exchange of the shares. In such case, the U.S. shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a U.S. shareholder.
If a U.S. shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires by January 31 of the calendar year following the calendar year in which the disposition occurred shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a U.S. shareholder from immediately deducting the sales charge by shifting his, her or its investment within a family of mutual funds.
When a U.S. shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a U.S. shareholder fails to provide a TIN or the proper tax certifications, a Fund is required to withhold 24% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the U.S. shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the U.S. shareholder’s federal income tax liability and the U.S. shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S.

shareholders that are individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Non-U.S. Investors
Non-U.S. investors (shareholders that are beneficial owners of the shares of a Fund that are not “United States persons,” as such term is defined under Section 7701(a)(30) of the Internal Revenue Code, or partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund and about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.
Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest related dividends and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains may be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a United States person (as such term is defined under Section 7701(a)(30) of the Internal Revenue Code).
Under Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by a Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS which can be relied on currently, such withholding is not required unless final regulations provide otherwise. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Trustees and officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of the Adviser as that term is defined by the 1940 Act.
Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Governance Procedures and Guidelines, the policy is for a Trustee to retire no later than the end of the calendar year in which the Trustee turns 75, unless extended by the Trustees. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. As of the date of this SAI, collectively, the two registered investment companies consist of 44 series or funds, referred to herein as the “Fund Complex”.
The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Funds, except for the Funds’ CCO, as authorized by the Trustees.
TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	44
Board Member of
BankNewport (mutual savings
bank) (since 2024), Advisory
Board Member of AEW Core
Property Trust (open-end
property fund) (since 2020),
and Director of WTTW (PBS
affiliate) (since 2003).
Formerly, Director of
MotiveQuest LLC (strategic
social market research
company) (2003-2016),
Director of Nuveen Global
Investors LLC (2007-2011),
and Director of Communities
in Schools (2004-2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Formerly, Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (2004-2025).	44
Director of Blue Cross Blue
Shield of Kansas City (a
not-for-profit health insurance
provider) (since 2016) and
Director of Globe Life
Insurance (life and
supplemental health insurance
provider) (since 2017).
Formerly, Director of Federal
Home Loan Bank of Dallas
(2017-2021).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	44
Member of the Investment
Committee for Cooper Union
(private college) (since 2021)
and Director of Brightwood
Capital Advisors, LLC (since
2014). Formerly, Board
Member, Van Alen Institute
(nonprofit urban design
organization) (2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	44
Board Member FTC Solar, Inc.
(manufacture solar tracking
systems) (since 2025),
Advisory Board Member,
Dome Construction
(construction) (since 2023),
Director of Amalgamated
Financial Corp (bank) (since
August 2021), and Director of
Gray-Bowen-Scott
(transportation project
consulting firm) (since April
2020). Formerly, Director of
YR Media (a not-for-profit
production company)
(2021-2023), Director of
Delaware Place Bank (closely
held commercial bank)
(2016-2018) and Director of
Seaway Bank and Trust
Company (2014-2015).

Dominic Janssens 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	7/24-Present	Retired. Formerly, Global Chief Operating Officer, Macquarie Investment Management (2016-2019); Leader of Global Investment and Institutional Client Services, T. Rowe Price (2008-2016); Senior Managing Director, State Street Global Advisors (2006-2008); and Managing Director, Deutsche Asset Management (2000-2005).	44	Board Member of Praxis Solutions, Inc. (AI-technology firm) (since 2022) and Advisory Board Member (since 2021).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present
Chief Executive Officer, muun
chi LLC (organic food
business) (since 2022) and
Independent Consultant (since
2019). Formerly, Chief
Operating Officer, muun chi
LLC (2020-2022), Managing
Partner, Impact Investments,
Athena Capital Advisors LLC
(independent registered
investment advisor)
(2016-2019), Managing
Director, Holos Consulting
LLC (provides consulting
services to foundations and
other nonprofit organizations)
(2009-2016), Chief Executive
Officer, Imprint Capital
Advisors (impact investment
firm) (2013-2015), and
Executive Vice President and
Chief Operating Officer of The
Rockefeller Brothers Fund (a
private family foundation)
(1998-2006).
				44
Formerly, Trustee and
Chairman of the Board of The
Investment Fund for
Foundations Investment
Program (TIP) (2008-2023),
Director of the F.B. Heron
Foundation (a private
grantmaking foundation)
(2006-2022), and Director of
Mutual Fund Directors Forum
(a non-profit organization
serving independent directors
of U.S. mutual funds)
(2016-2021).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	44
Formerly, Director of MGIC
Investment Corporation
(private mortgage insurance)
(2013-2023), Director, West
Bend Mutual Insurance
Company (property/casualty
insurance) (2013-2021),
Trustee of Northwestern
Mutual Life Insurance
Company (2010-2013), and
Director of Frank Russell
Company (global asset
management firm)
(2008-2013).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Trustee-Advisor
Gwen L. Shaneyfelt* 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee- Advisor	1/26-Present
Retired. Formerly, Chief
Administrative Officer and
Executive Vice President,
Franklin Resources, Inc.
(“Franklin”) (global asset
management firm) (January
2024-December 1, 2025), and
Chief Accounting Officer and
Executive Vice President, (June
2019-January 2024), and
officer and/or director of
certain subsidiaries of
Franklin, including as Vice
President and Chief Financial
Officer, Legg Mason, Inc., and
Senior Vice President, Franklin
Templeton Companies, LLC
(2011-2025).
N/A
Board Member, Desert
Foothills Lutheran Church
and School (2022-present).
Formerly, Director or Manager
for several Franklin
subsidiaries, including
Director, ClearBridge
Investments LLC and Manager
of Royce & Associates GP, LLC
(2020-2025), Director,
Franklin Templeton Fund
Management Limited and
Franklin Templeton Australia
Limited (2019-2025), and
Manager, Franklin Templeton
International Services S.à r.l.
(2013-2025).

*Appointed Trustee-Advisor to the Trustees effective January 1, 2026. Shareholders of the Trust are expected to be asked to elect Ms. Shaneyfelt as a Trustee at a future shareholder meeting.
OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Andy Acker 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Lead Portfolio Manager Janus Henderson Global Life Sciences Fund	5/07-Present	Head of Healthcare Sector Team at Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Guy Barnard 151 Detroit Street Denver, CO 80206 DOB: 1981	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Real Estate Fund	6/17-Present	Co-Head of Global Property Equities at Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976
Executive Vice President and Portfolio Manager
Janus Henderson Growth and Income Fund
Executive Vice President and Co-Portfolio Manager
Janus Henderson Balanced Fund
Executive Vice President and Portfolio Manager
Janus Henderson U.S. Dividend Income Fund
		7/14-Present 12/15-Present 12/22-Present	Portfolio Manager for other Janus Henderson accounts.
Hamish Chamberlayne 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Sustainable Equity Fund	6/20-Present	Head of Global Sustainable Equities at Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Jonathan Cofsky 151 Detroit Street Denver, CO 80206 DOB: 1983	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Technology and Innovation Fund	3/22-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Lead Portfolio Manager Janus Henderson Triton Fund Executive Vice President and Lead Portfolio Manager Janus Henderson Venture Fund	5/13-Present 5/13-Present	Portfolio Manager for other Janus Henderson accounts.
Alex Crooke 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Equity Income Fund	6/17-Present (predecessor fund: since inception 11/06)	Portfolio Manager for other Janus Henderson accounts.
Joshua Cummings 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Research Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Research Fund	1/24-Present 1/24-Present	Head of the Consumer Sector Team and the Communications Sector Team at Janus Henderson Investors, Portfolio Manager for other Janus Henderson accounts, and Analyst for the Adviser.
Job Curtis 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Equity Income Fund	6/17-Present (predecessor fund: since inception 11/06)	Portfolio Manager for other Janus Henderson accounts.
Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Lead Portfolio Manager Janus Henderson Enterprise Fund	11/07-Present	Portfolio Manager for other Janus Henderson accounts.
Denny Fish 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Lead Portfolio Manager Janus Henderson Global Technology and Innovation Fund	1/16-Present	Head of Technology Sector Team at Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Tim Gibson 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Real Estate Fund	6/17-Present	Co-Head of Global Property Equities at Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
John Jordan 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Research Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Research Fund	1/24-Present 1/24-Present	Head of the Financials Sector Team at Janus Henderson Investors, Portfolio Manager for other Janus Henderson accounts, and Analyst for the Adviser.
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	12/19-Present	Portfolio Manager for other Janus Henderson accounts.
Greg Kuhl 151 Detroit Street Denver, CO 80206 DOB: 1983	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Real Estate Fund	3/19-Present	Portfolio Manager of other Janus Henderson accounts.
Ben Lofthouse 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Equity Income Fund	6/17-Present (predecessor fund: since 11/14)	Head of Global Equity Income at Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Daniel Lyons 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Life Sciences Fund	1/23-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser. Formerly, research analyst for Janus Henderson Investors (2000-2023).
Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Select Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Overseas Fund	1/18-Present 1/18-Present	Portfolio Manager for other Janus Henderson accounts.
Christopher O’Malley 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Select Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Overseas Fund	1/24-Present 1/24-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Brian Recht 151 Detroit Street Denver, CO 80206 DOB: 1987	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Fund	3/22-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Aaron Schaechterle 151 Detroit Street Denver, CO 80206 DOB: 1984	Executive Vice President and Co-Portfolio Manager Janus Henderson Triton Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Venture Fund	9/23-Present 9/23-Present
Portfolio Manager for other Janus
Henderson accounts. Formerly, Vice
President of corporate strategy and
development at Glaukos Corporation
(2021-2022) and analyst for Janus
Henderson Investors (2014-2021).

Marc Schartz 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Janus Henderson European Focus Fund	6/24-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, European equity portfolio manager and analyst for Janus Henderson Investors (2016-2024).
Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Contrarian Fund	1/16-Present 7/17-Present	Portfolio Manager for other Janus Henderson accounts.
Robert Schramm-Fuchs 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Lead Portfolio Manager Janus Henderson European Focus Fund	3/19-Present	Portfolio Manager for other Janus Henderson accounts.
Aaron Scully 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Sustainable Equity Fund	6/20-Present	Portfolio Manager for other Janus Henderson accounts.
Scott Stutzman(1) 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Triton Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Venture Fund	7/16-Present 7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Cody Wheaton 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Fund	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	2/20-Present	Head of U.S. Fixed Income and Head of Core Plus at Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present
Chief Administrative Officer (since 2024)
and General Counsel (since 2018) of Janus
Henderson Investors. Formerly, Corporate
Secretary of Janus Henderson Investors
(2018-2024), Interim President and Chief
Executive Officer of the Trust and Janus
Aspen Series (2022), Senior Vice President
and Head of Legal, North America of Janus
Henderson Investors (2017-2018) and
Deputy General Counsel of Janus
Henderson US (Holdings) Inc.
(2015-2018). Member of Board of Trustees
for Bates College (since 2020) and Member
of Board of Directors for ICI Mutual
Insurance Company (since 2023).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present
Head of Compliance, North America at
Janus Henderson Investors (since
September 2020) and Chief Compliance
Officer at Janus Henderson Investors US
LLC (since September 2017). Formerly,
Anti-Money Laundering Officer for the
Trust and Janus Aspen Series (July 2020-
December 2022), Global Head of
Investment Management Compliance at
Janus Henderson Investors (February
2019-August 2020), Vice President, Head
of Global Distribution Compliance and
Chief Compliance Officer at Janus
Henderson Distributors US LLC (May
2017-September 2017), Vice President,
Compliance at Janus Henderson US
(Holdings) Inc., Janus Henderson Investors
US LLC, and Janus Henderson Distributors
US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC (since 2005).
Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Interim Vice President, Chief Legal Officer, and Secretary	11/25-Present	Deputy General Counsel at Janus Henderson Investors (since 2023). Formerly, Head of Legal, North America at Janus Henderson Investors (2019-2023).
Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jay Mensah 151 Detroit Street Denver, CO 80206 DOB: 1994	Assistant Secretary	10/24-Present
Legal Counsel of Janus Henderson
Investors US LLC (since 2024). Formerly,
Associate, Morgan Lewis & Bockius LLP
(law firm) (2022-2024); Associate, Finn
Dixon & Herling LLP (law firm)
(2021-2022); Associate Counsel, CBRE
Global Investors (asset management firm)
(2020–2021).

Dawn Cotten 151 Detroit Street Denver, CO 80206 DOB: 1977	Assistant Treasurer	7/23-Present
Director, Head of Fund Oversight of Janus
Henderson Investors US LLC (since 2023).
Formerly, Client Solutions Group Director,
S&P Global (financial data information
provider) (2022-2023); and Senior Vice
President SS&C ALPS (fund administrator)
(2017-2022).

Allen Welch 151 Detroit Street Denver, CO 80206 DOB: 1974	Assistant Treasurer	3/12-Present	Director, Head of Fund Tax of Janus Henderson Investors US LLC (since 2017).
*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
(1)
Mr. Stutzman intends to retire from the Adviser on or about July 2, 2026.
As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.
Alan A. Brown: Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Fund Independent Trustee since 2013 and Independent Chairman of the Board of Trustees since May 2022.
Cheryl D. Alston: Service as Executive Director and Chief Investment Officer of a large public pension fund, service on not-for-profit and corporate boards, and a Fund Independent Trustee since 2022.
Raudline Etienne: Service as Deputy Controller and Chief Investment Officer of a large public pension fund, Senior Vice President and Senior Advisor to a global strategy firm, and a Fund Independent Trustee since 2016.
Darrell B. Jackson:  Service as President and Chief Executive Officer of a bank, Executive Vice President and Co-President of a large financial services company, service on corporate and private company boards, and a Fund Independent Trustee since 2022.
Dominic Janssens:  Service as Global Chief Operating Officer and Managing Director of investment and asset management companies, Member of Board of Directors and Advisory Board Member of an AI-technology firm, and in various capacities with public investment firms.
William F. McCalpin: Service as Chief Operating Officer of a large private family foundation, Chairman and Trustee of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees from 2008 to May 2022.
Gary A. Poliner: Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Fund Independent Trustee since 2016.

Gwen L. Shaneyfelt:  Service as Executive Vice President and Chief Accounting Officer of a global asset management firm and as an officer and/or director of various subsidiaries of the firm, a certified public accountant, an executive director of tax of the investment management unit of a diversified financial services firm, and as prior chairperson of the Investment Company Institute’s Tax and Advisor/Distributor Tax committees. Trustee-Advisor since January 1, 2026.
General Information Regarding the Board of Trustees and Leadership Structure
The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus Henderson funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus Henderson funds’ officers and service providers, including the Adviser, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus Henderson funds’ service providers, including the investment management agreements with the Adviser. The Trustees are also responsible for determining or changing each Janus Henderson fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Janus Henderson funds’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of the Adviser or its affiliates present.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with the Adviser, but specific matters related to oversight of the Janus Henderson funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to the Adviser with respect to all matters related to the Janus Henderson funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus Henderson funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus Henderson funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to the Adviser and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus Henderson fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Henderson funds in the complex.
Committees of the Board
The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Investment Oversight Committee, Nominating and Governance Committee, Operations Committee, Product and Distribution Committee,

and Trading and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:
	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Fiscal Year Ended September 30, 2025
Audit Committee
Reviews the Trust’s financial reporting process,
the system of internal controls over financial
reporting, disclosure controls and procedures,
including the review of the adequacy of relevant
personnel and the review of reports related to
such system of internal controls, Form N-CSR,
Form N-CEN, and Form N-PORT filings, and
the audit process. The Committee’s review of the
audit process includes, among other things, the
appointment, compensation, and oversight of
the Trust’s independent auditor, which performs
the audits of the Trust’s financial statements,
regular meetings and communication with
relevant personnel at the Adviser and the
independent auditor, and preapproval of all
audit and nonaudit services. The Committee
also reviews any significant changes or
improvements in accounting and audit
processes that have been implemented. The
Committee receives reports from the Trust’s
Chief Financial Officer, Treasurer, and Principal
Accounting Officer, and from personnel
responsible for internal audit functions related
to financial reporting. The Committee also
oversees service providers that provide fund
accounting and portfolio accounting services to
the Trust.
		Gary A. Poliner (Chair) Cheryl D. Alston Alan A. Brown Dominic Janssens	5
Investment Oversight Committee
Oversees the investment activities of the series
of the Trust. The Committee meets regularly
with investment personnel at the Adviser and
any subadviser to the Funds to review the
investment performance, investment risk
characteristics, objectives, and strategies of the
Funds. The Committee reviews reports
regarding the use of derivative instruments by
the Funds and information and reports with
respect to proposed new investment
instruments and techniques. The Committee
reviews various matters related to the operations
of the Janus Henderson money market funds,
including the review of reports related to such
operations, compliance with the Trust’s Money
Market Fund Procedures, and Rule 2a-7 under
the 1940 Act.
		Cheryl D. Alston (Chair) Alan A. Brown Raudline Etienne Darrell B. Jackson Dominic Janssens William F. McCalpin Gary A. Poliner	5

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Fiscal Year Ended September 30, 2025
Nominating and Governance Committee
Identifies and recommends individuals for
Trustee membership, recommends an
independent Trustee to serve as Board Chair,
consults with Fund officers and the Board Chair
in planning Trustee meetings, reviews the
responsibilities of each Board committee, which
includes the need for new committees and the
continuation of existing committees, and
oversees the administration of, and ensures
compliance with, the Trust’s Governance
Procedures and Guidelines adopted by the
Trustees. The Committee also leads the Trustees’
annual self-assessment process and continuing
education program, reviews, and proposes
changes to, Trustee compensation, and oversees
the administration of the Trust’s insurance
program.
		William F. McCalpin (Chair) Alan A. Brown Raudline Etienne	10
Operations Committee
Oversees certain matters related to the operation
of the Trust. The Committee receives reports
regarding the operation of the Trust’s securities
lending program, the implementation of the
Proxy Voting Procedures and Guidelines, and
various information technology, cybersecurity,
and data privacy risks related to the Trust and
the Trust’s service providers. The Committee
oversees service providers providing
operations-related services to the Trust,
including the Trust’s custodian and transfer
agent. The Committee receives reports from
personnel responsible for the Trust’s enterprise
risk function and the Adviser’s internal audit
function. In addition, the Committee oversees
compliance with certain procedures adopted by
the Trust under exemptive orders of the SEC.
		Dominic Janssens (Chair) Raudline Etienne Darrell B. Jackson William F. McCalpin Gary A. Poliner	4
Product and Distribution Committee
Provides oversight of matters regarding the
Trust’s product lineup and the distribution of
shares of the Funds. The Committee reviews
matters relating to the initial strategy, design,
and positioning of new Funds and material
changes to the strategy, design, and/or
positioning of existing Funds. The Committee
receives reports regarding potential Fund
closures, liquidations, or mergers, certain Fund
fees and expenses, and marketing and
distribution strategies for the Funds including
payments made by the Funds pursuant to the
Trust’s distribution and shareholder servicing
plans. The Committee reviews certain regulatory
filings made with the SEC and oversees and
receives reporting from service providers
providing product and distribution-related
services to the Trust.
		Darrell B. Jackson (Chair) Alan A. Brown Raudline Etienne William F. McCalpin	7

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Fiscal Year Ended September 30, 2025
Trading and Pricing Committee
Oversees matters relating to the pricing of the
Funds’ securities and the placement of portfolio
transactions. The Committee oversees the
Adviser as valuation designee and reviews
reports on fair valuation determinations and
valuation methodologies regarding securities
and investments held by the Funds pursuant to
valuation procedures established by the Adviser
and approved by the Board of Trustees. The
Committee also reviews other matters related to
pricing the Funds’ securities and approves
changes to the valuation procedures. The
Committee receives reporting regarding
portfolio transactions with affiliates undertaken
in accordance with the Trust’s procedures,
efforts to obtain best execution in connection
with portfolio transactions and commissions
paid to firms supplying research and brokerage
services. The Committee also receives reports
regarding foreign exchange trading by the
Funds. In addition, the Committee oversees
service providers providing trading and
pricing-related services to the Trust and reviews
reports from the administrator of the Trust’s
liquidity risk management program.
		Gary A. Poliner (Chair) Alan A. Brown Dominic Janssens	4

Board Oversight of Risk Management
The Adviser, as part of its responsibilities for the day-to-day operations of the Janus Henderson funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus Henderson funds’ operations, oversees the Adviser’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus Henderson funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from the Adviser and its officers. Reports received include those from, among others, the Adviser’s (1) senior managers responsible for oversight of global risk, including, for example, those responsible for oversight of operational risks and cyber risks in particular; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) the Global Head of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of the Adviser or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with the Adviser, including reports from the Janus Henderson funds’ other service providers and from independent consultants hired by the Board. The Board has appointed the Funds’ CCO who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Funds’ CCO, who also serves as Janus Henderson’s Head of Compliance, North America, discusses relevant risk issues that may impact the Janus Henderson funds and/or the Adviser’s services to the funds, and routinely meets with the Board in private without representatives of the Adviser or its affiliates present. The Funds’ CCO also provides the Board with updates on the application of the Janus Henderson funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Funds’ CCO may also report to the Board on an ad hoc basis in the event that she identifies issues associated with the Janus Henderson funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of the Adviser to provide services to the funds.
The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus Henderson funds’ risk management process.

Additional Information About Trustees
Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by the Adviser for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected, in the aggregate and at a minimum, to equal median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments,” where any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Adviser. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.
As of December 31, 2025, the Trustees owned securities of the Funds described in this SAI in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all mutual funds advised by the Adviser and overseen by the Trustees.
Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the Fund Complex
Independent Trustees
Alan A. Brown	Janus Henderson Global Life Sciences Fund	$50,001-$100,000	Over $100,000
	Janus Henderson Global Real Estate Fund	Over $100,000
	Janus Henderson Overseas Fund	$50,001-$100,000
	Janus Henderson Enterprise Fund	$50,001-$100,000
	Janus Henderson Research Fund	Over $100,000
	Janus Henderson Triton Fund	Over $100,000
Cheryl D. Alston	Janus Henderson Global Life Science Fund	$50,001-$100,000	Over $100,000
	Janus Henderson Global Technology and Innovation Fund	$10,001-$50,000
	Janus Henderson Balanced Fund	$50,001-$100,000
	Janus Henderson Forty Fund	$50,001-$100,000
	Janus Henderson Growth and Income Fund	$50,001-$100,000
Raudline Etienne	Janus Henderson Global Life Sciences Fund	$10,001-$50,000	Over $100,000(1)
	Janus Henderson Global Sustainable Equity Fund	$50,001-$100,000
	Janus Henderson Global Technology and Innovation Fund	$10,001-$50,000
	Janus Henderson Contrarian Fund	$1-$10,000
Darrell B. Jackson	Janus Henderson Global Life Sciences Fund	Over $100,000	Over $100,000
	Janus Henderson Global Technology and Innovation Fund	$50,001-$100,000
	Janus Henderson Forty Fund	Over $100,000
Dominic Janssens	Janus Henderson European Focus Fund	$50,001-$100,000	Over $100,000
	Janus Henderson Global Research Fund	$50,001-$100,000
	Janus Henderson Balanced Fund	$50,001-$100,000
William F. McCalpin	Janus Henderson Global Life Sciences Fund	Over $100,000	Over $100,000(1)
	Janus Henderson Global Real Estate Fund	Over $100,000
	Janus Henderson Global Research Fund	Over $100,000
	Janus Henderson Global Technology and Innovation Fund	Over $100,000
	Janus Henderson Overseas Fund	Over $100,000
	Janus Henderson Balanced Fund	Over $100,000
	Janus Henderson Contrarian Fund	Over $100,000
	Janus Henderson Enterprise Fund	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the Fund Complex
Independent Trustees (cont’d.)
Gary A. Poliner	Janus Henderson European Focus Fund	Over $100,000	Over $100,000(1)
	Janus Henderson Global Life Sciences Fund	Over $100,000
	Janus Henderson Global Real Estate Fund	Over $100,000
	Janus Henderson Global Select Fund	Over $100,000
	Janus Henderson Global Sustainable Equity Fund	Over $100,000
	Janus Henderson Overseas Fund	Over $100,000
	Janus Henderson Contrarian Fund	Over $100,000
	Janus Henderson Enterprise Fund	Over $100,000
	Janus Henderson Forty Fund	Over $100,000
	Janus Henderson Growth and Income Fund	Over $100,000
	Janus Henderson Triton Fund	Over $100,000
	Janus Henderson U.S. Dividend Income Fund	Over $100,000

(1)
Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.
Trustee Compensation
The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus Henderson funds for serving as Trustee of those funds. The Adviser pays persons who are directors, officers, or employees of the Adviser or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by the Adviser may pay all or a portion of the compensation and related expenses of the Funds’ CCO and compliance staff, as authorized from time to time by the Trustees.
To the best knowledge of the Trust, the following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Henderson funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Henderson funds. Effective January 1, 2006, the Trustees established a deferred compensation plan using “shadow investments” under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation.
Name of Person, Position	Aggregate Compensation from the Funds for fiscal year ended September 30, 2025	Total Compensation from the Fund Complex for calendar year ended December 31, 2025(1) (2)
Independent Trustees
Alan A. Brown, Chairman and Trustee(3)(4)	$388,540	$491,500
Cheryl D. Alston, Trustee(4)	$274,331	$362,000
Raudline Etienne, Trustee(4)	$256,804	$340,000
Darrell B. Jackson, Trustee(4)	$264,159	$349,500
Dominic Janssens, Trustee(4)	$262,531	$348,500
William F. McCalpin, Trustee(4)	$290,888	$377,000
Gary A. Poliner, Trustee(4)	$300,849	$389,500
Diane L. Wallace, Former Trustee(5)	$278,175	$352,000
Trustee-Advisor
Gwen L. Shaneyfelt*	N/A	N/A

*Gwen Shaneyfelt was appointed advisor to the Trustees effective January 1, 2026. Shareholders of the Janus Henderson funds are expected to be asked to elect Ms. Shaneyfelt as a Trustee at a future shareholder meeting.
(1)
For all Trustees, includes compensation for service on the boards of two registered investment companies comprised of 45 portfolios, which may include portfolios that have since liquidated.

(2)
Total Compensation received from the Fund Complex includes any amounts deferred under the deferred compensation plan. There were no deferrals for the current year.
(3)
Aggregate Compensation received from the Funds and Total Compensation received from the Fund Complex includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(4)
Aggregate Compensation received from the Funds and Total Compensation received from the Fund Complex includes additional compensation paid for service as chair of one or more committees of the Board of Trustees during certain periods.
(5)
Diane L. Wallace retired from her role as an Independent Trustee, effective December 31, 2025.

Janus Henderson Portfolio Management
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio management as of September 30, 2025. For any co-managed Fund or account, the assets reflect total Fund assets. If applicable, accounts included under Other Registered Investment Companies may include subadvised accounts. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.
		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andy Acker	Number of Other Accounts Managed	None	6 (1)	6 (2)
	Assets in Other Accounts Managed	None	$8,192.90 M	$2,029.46 M
Guy Barnard	Number of Other Accounts Managed	1	5 (3)	5
	Assets in Other Accounts Managed	$33.68 M	$1,826.33 M	$680.72 M
Jeremiah Buckley	Number of Other Accounts Managed	3	6	5
	Assets in Other Accounts Managed	$12,376.87 M	$11,268.22 M	$155.54 M
Hamish Chamberlayne	Number of Other Accounts Managed	2	6	7
	Assets in Other Accounts Managed	$24.21 M	$4,918.20 M	$1,395.72 M
Jonathan Cofsky	Number of Other Accounts Managed	2	1	3
	Assets in Other Accounts Managed	$1,411.06 M	$689.08 M	$214.65 M
Jonathan D. Coleman	Number of Other Accounts Managed	1	3	16
	Assets in Other Accounts Managed	$94.37 M	$350.26 M	$1,536.05 M
Alex Crooke	Number of Other Accounts Managed	None	1	None
	Assets in Other Accounts Managed	None	$1,870.76 M	None
Joshua Cummings	Number of Other Accounts Managed	2 (4)	3	13
	Assets in Other Accounts Managed	$1,821.28 M	$644.60 M	$1,864.04 M
Job Curtis	Number of Other Accounts Managed	None	1	None
	Assets in Other Accounts Managed	None	$3,299.29 M	None
Brian Demain	Number of Other Accounts Managed	5	1	9
	Assets in Other Accounts Managed	$4,713.85 M	$2,488.00 M	$2,089.40 M
Denny Fish	Number of Other Accounts Managed	2	1	3
	Assets in Other Accounts Managed	$1,411.06 M	$689.08 M	$214.65 M
Tim Gibson	Number of Other Accounts Managed	1	5 (5)	4
	Assets in Other Accounts Managed	$33.68 M	$1,203.47 M	$488.87 M
Charlotte Greville	Number of Other Accounts Managed	1	None	None
	Assets in Other Accounts Managed	$57.90 M	None	None
John Jordan	Number of Other Accounts Managed	2 (4)	4	13
	Assets in Other Accounts Managed	$1,821.28 M	$918.71 M	$1,864.04 M
Michael Keough	Number of Other Accounts Managed	7	13	18
	Assets in Other Accounts Managed	$16,447.13 M	$13,005.18 M	$5,749.10 M
Greg Kuhl	Number of Other Accounts Managed	2	4 (6)	5
	Assets in Other Accounts Managed	$59.35 M	$1,179.06 M	$547.37 M
Ben Lofthouse	Number of Other Accounts Managed	2	1	2
	Assets in Other Accounts Managed	$306.33 M	$912.12 M	$178.88 M
Daniel Lyons	Number of Other Accounts Managed	None	6 (1)	6 (2)
	Assets in Other Accounts Managed	None	$8,192.90 M	$2,029.46 M
Julian McManus	Number of Other Accounts Managed	2 (7)	3	3
	Assets in Other Accounts Managed	$820.62 M	$1,714.40 M	$459.68 M
Christopher O’Malley	Number of Other Accounts Managed	2 (7)	3	3
	Assets in Other Accounts Managed	$820.62 M	$1,714.40 M	$459.68 M

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brian Recht	Number of Other Accounts Managed	5 (8)	5	20
	Assets in Other Accounts Managed	$2,375.70 M	$2,031.88 M	$7,040.88 M
Aaron Schaechterle	Number of Other Accounts Managed	1	3	16
	Assets in Other Accounts Managed	$94.37 M	$350.26 M	$1,536.05 M
Marc Schartz	Number of Other Accounts Managed	None	8 (9)	4
	Assets in Other Accounts Managed	None	$8,586.12 M	$1,068.90 M
Nick Schommer	Number of Other Accounts Managed	4 (8)	5	23
	Assets in Other Accounts Managed	$2,364.20 M	$2,031.88 M	$7,130.72 M
Robert Schramm-Fuchs	Number of Other Accounts Managed	None	10 (10)	4
	Assets in Other Accounts Managed	None	$7,815.24 M	$1,068.90 M
Aaron Scully	Number of Other Accounts Managed	2	5	6
	Assets in Other Accounts Managed	$24.21 M	$4,255.35 M	$1,314.62 M
Scott Stutzman(11)	Number of Other Accounts Managed	1	3	16
	Assets in Other Accounts Managed	$94.37 M	$350.26 M	$1,536.05 M
Edward Su(12)	Number of Other Accounts Managed	None	None	None
	Assets in Other Accounts Managed	None	None	None
Cody Wheaton	Number of Other Accounts Managed	5	1	9
	Assets in Other Accounts Managed	$4,713.85 M	$2,488.00 M	$2,089.40 M
Greg Wilensky	Number of Other Accounts Managed	6	9	12
	Assets in Other Accounts Managed	$16,421.89 M	$12,354.10 M	$3,908.12 M

(1)
Three accounts included in the total, consisting of $4,399.11M of the total assets in the category, have performance-based advisory fees.
(2)
One account included in the total, consisting of $40.71M of the total assets in the category, has a performance-based advisory fee.
(3)
Two accounts included in the total, consisting of $1,612.65M of the total assets in the category, have performance-based advisory fees.
(4)
Two accounts included in the total, consisting of $1,821.28M of the total assets in the category, have performance-based advisory fees.
(5)
Two accounts included in the total, consisting of $989.79M of the total assets in the category, have performance-based advisory fees.
(6)
One account included in the total, consisting of $965.38M of the total assets in the category, has a performance-based advisory fee.
(7)
One account included in the total, consisting of $796.52M of the total assets in the category, has a performance-based advisory fee.
(8)
One account included in the total, consisting of $1,303.21M of the total assets in the category, has a performance-based advisory fee.
(9)
One account included in the total, consisting of $251.93M of the total assets in the category, has a performance-based advisory fee.
(10)
Three accounts included in the total, consisting of $475.00M of the total assets in the category, have performance-based advisory fees.
(11)
Mr. Stutzman intends to retire from the Adviser on or about July 2, 2026.
(12)
Effective February 1, 2026, Edward Su was appointed Co-Portfolio Manager of Janus Henderson Contrarian Fund. This information does not reflect other accounts that Mr. Su was appointed to manage concurrent with his appointment as Co-Portfolio Manager of the Fund.
Material Conflicts
As shown in the table above, portfolio management generally manages other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Funds. Those other accounts may include separately managed accounts, model or emulation accounts, Janus Henderson mutual funds and ETFs, private-label funds for which the Adviser or an affiliate serves as subadviser, or other Janus Henderson pooled investment vehicles, such as hedge funds, which may have different fee structures or rates than a Fund or may have a performance-based management fee. The Adviser or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio management may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio management (or their family members) may beneficially own or transact in the same securities as those held in a Fund’s portfolio. Moreover, portfolio management may also have other roles at Janus Henderson (e.g., research analyst) and receive compensation attributable to the other roles. Portfolio management may also have roles with an affiliate of the Adviser, and provide advice on behalf of the Adviser through participating affiliate agreements, and receive compensation attributable to other roles. These factors could create conflicts of interest between portfolio management and the Funds because portfolio management may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities and the sequencing of trades, resulting in the potential for the Fund to be disadvantaged relative to one or more other accounts.
A conflict of interest between the Funds and other clients, including one or more funds, may arise if portfolio management identifies a limited investment opportunity that may be appropriate for a Fund, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by such portfolio management. A conflict may also arise if portfolio management executes transactions in one or more accounts that adversely impact the value of securities held by a Fund. Investments made by a Fund and results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which the Adviser acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Fund.
The Adviser believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, the Adviser generally requires portfolio management to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. The Adviser monitors accounts with similar strategies for any holdings, risk, or performance dispersion or unfair treatment.
The Adviser and its affiliates generate trades throughout the day, depending on the volume of orders received from portfolio management, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with the Adviser’s best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, the Adviser has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About the Adviser.”
The Adviser manages the Funds and the Janus Henderson “funds of funds,” which are funds that invest primarily in underlying funds. Because the Adviser manages the Janus Henderson “funds of funds” and some of the underlying funds (“affiliated underlying funds”), it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “funds of funds” among such affiliated underlying funds. For example, the Adviser has a conflict of interest in selecting investments for an affiliated underlying fund because the affiliated underlying funds, unlike unaffiliated investment companies, pay fees to the Adviser, and the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. Further, the Janus Henderson “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus Henderson funds, allowing the Adviser the opportunity to recoup expenses it previously waived or reimbursed for an affiliated underlying fund, or to reduce the amount of seed capital investment needed by the Adviser for the Janus Henderson funds. Purchases and redemptions of affiliated underlying fund shares by a Janus Henderson “funds of funds” due to reallocations or rebalancing may result in an affiliated underlying fund having to sell securities or invest cash when it otherwise would not do so, which could accelerate the recognition of taxable income or cause actual expenses to increase. In addition, redemptions by a Janus Henderson “funds of funds” could cause actual expenses to increase, or could result in an affiliated underlying fund’s current expense being allocated over a smaller asset base, which may lead to an increase in the affiliated underlying fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “funds of funds” purchases, redeems, or owns a substantial portion of an affiliated underlying fund’s shares. In addition, a Janus Henderson “funds of funds” portfolio manager, Ashwin Alankar, who also serves as Head of Global Asset Allocation of Janus Henderson Investors, has access to and regularly monitors certain information regarding the characteristics of the affiliated underlying funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the affiliated underlying funds.

JANUS HENDERSON PORTFOLIO MANAGEMENT COMPENSATION INFORMATION
The following describes the structure and method of calculating portfolio management’s compensation as of September 30, 2025.
Portfolio management is compensated for managing the Funds and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed annual base salary and a variable performance component. Compensation (both fixed and variable) is determined on a pre-tax basis.
Since there are no set targets/percentages for variable compensation, the pay mix will vary for each portfolio manager based on individual performance. On average, total compensation is weighted more heavily in the form of variable compensation, typically split between cash and deferral.
Base Salary
Base salary is determined by the individual’s manager.
The base salary is based on factors such as performance, complexity of managing portfolios, scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation
Individuals’ awards, if any, are discretionary and given based on company, department, and individual performance. These awards are funded from a profit pool.
The overall investment team variable compensation pool is based on Janus Henderson profitability and is fully discretionary. Both quantitative and qualitative factors will be used to determine these awards. Such factors include, among other things:
•
consistent short-term and long-term performance (i.e., one-, three-, and five-year performance);
•
client support; and
•
investment team support through the sharing of ideas, leadership development, mentoring, and teamwork.
Deferrals
All employees are subject to Janus Henderson’s deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards or as appropriate under certain regulations. Deferred awards vest in three equal installments over a 3-year period. Forfeiture provisions apply to employees who cease employment with Janus Henderson during the vesting period, other than in prescribed circumstances. Deferrals are awarded in JHG restricted stock and/or fund units.
Deferral arrangements are reviewed periodically to ensure they remain aligned with:
•
Janus Henderson’s business strategy, associated time horizons and risk appetite;
•
competitive practice in the sectors and jurisdictions in which Janus Henderson operates; and
•
emerging regulatory practice.
Portfolio management may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

Ownership of Securities
As of September 30, 2025, portfolio management of the Funds described in this SAI beneficially owned securities of the Fund(s) they manage in the dollar range shown in the following table. Portfolio management may own shares of certain other Janus Henderson funds domiciled outside of the United States which have comparable investment objectives and strategies to the Funds. Beneficial ownership may include amounts invested through contingent compensation plans, as applicable.
Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed
Andy Acker	Janus Henderson Global Life Sciences Fund	Over $1,000,000
Guy Barnard	Janus Henderson Global Real Estate Fund	None
Jeremiah Buckley	Janus Henderson Balanced Fund	Over $1,000,000
	Janus Henderson Growth and Income Fund	Over $1,000,000
	Janus Henderson U.S. Dividend Income Fund	Over $1,000,000
Hamish Chamberlayne	Janus Henderson Global Sustainable Equity Fund	None
Jonathan Cofsky	Janus Henderson Global Technology and Innovation Fund	Over $1,000,000
Jonathan D. Coleman	Janus Henderson Triton Fund	Over $1,000,000
	Janus Henderson Venture Fund	Over $1,000,000
Alex Crooke	Janus Henderson Global Equity Income Fund	None
Joshua Cummings	Janus Henderson Global Research Fund	$100,001−$500,000
	Janus Henderson Research Fund	$100,001−$500,000
Job Curtis	Janus Henderson Global Equity Income Fund	None
Brian Demain	Janus Henderson Enterprise Fund	Over $1,000,000
Denny Fish	Janus Henderson Global Technology and Innovation Fund	Over $1,000,000
Tim Gibson	Janus Henderson Global Real Estate Fund	None
Charlotte Greville	Janus Henderson Global Equity Income Fund	None
John Jordan	Janus Henderson Global Research Fund	Over $1,000,000
	Janus Henderson Research Fund	Over $1,000,000
Michael Keough	Janus Henderson Balanced Fund	Over $1,000,000
Greg Kuhl	Janus Henderson Global Real Estate Fund	$100,001−$500,000

Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed
Ben Lofthouse	Janus Henderson Global Equity Income Fund	None
Daniel Lyons	Janus Henderson Global Life Sciences Fund	Over $1,000,000
Julian McManus	Janus Henderson Global Select Fund	Over $1,000,000
	Janus Henderson Overseas Fund	Over $1,000,000
Christopher O’Malley	Janus Henderson Global Select Fund	$500,001−$1,000,000
	Janus Henderson Overseas Fund	$500,001−$1,000,000
Brian Recht	Janus Henderson Forty Fund	$500,001−$1,000,000
Aaron Schaechterle	Janus Henderson Triton Fund	$500,001−$1,000,000
	Janus Henderson Venture Fund	$500,001−$1,000,000
Marc Schartz	Janus Henderson European Focus Fund	None
Nick Schommer	Janus Henderson Contrarian Fund	Over $1,000,000
	Janus Henderson Forty Fund	$100,001−$500,000
Robert Schramm-Fuchs	Janus Henderson European Focus Fund	None
Aaron Scully	Janus Henderson Global Sustainable Equity Fund	$500,001−$1,000,000
Scott Stutzman(1)	Janus Henderson Triton Fund	$100,001−$500,000
	Janus Henderson Venture Fund	$500,001−$1,000,000
Edward Su(2)	Janus Henderson Contrarian Fund	$50,001−$100,000
Cody Wheaton	Janus Henderson Enterprise Fund	Over $1,000,000
Greg Wilensky	Janus Henderson Balanced Fund	Over $1,000,000

(1)
Mr. Stutzman intends to retire from the Adviser on or about July 2, 2026.
(2)
Effective February 1, 2026, Edward Su was appointed as Co-Portfolio Manager of Janus Henderson Contrarian Fund.

Principal shareholders

As of December 31, 2025, the officers and Trustees as a group owned less than 1% of the outstanding Shares of each class of the Funds except 4.94% of Janus Henderson Contrarian Fund Class N Shares; 1.36% of Janus Henderson Global Life Sciences Fund Class N Shares; 1.53% of Janus Henderson Global Research Fund Class N Shares; 8.03% of Janus Henderson Global Select Fund Class N Shares; 37.46% of Janus Henderson Global Sustainable Equity Fund Class N Shares; 3.50% of Janus Henderson Growth and Income Fund Class A Shares; 6.64% of Janus Henderson Growth and Income Fund Class N Shares; 1.39% of Janus Henderson Triton Fund Class D Shares; 4.50% of Janus Henderson U.S. Dividend Income Fund Class D Shares; and 2.50% of Janus Henderson U.S. Dividend Income Fund Class N Shares. As of December 31, 2025, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Funds is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person or entity may be presumed to control such Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. In addition, a large redemption by a controlling shareholder could significantly reduce the asset size of a Fund, which may adversely affect the Fund’s investment flexibility, portfolio diversification, and expense ratio.
To the best knowledge of the Trust, as of December 31, 2025, no other person or entity owned beneficially 5% or more (or beneficially owned more than 25%) of the outstanding Shares of any class of the Funds, except as shown. To the extent that the Adviser, an affiliate, or an individual, such as a Fund’s portfolio manager(s), owns a significant portion of the Shares of any class of a Fund or the Fund as a whole, the redemption of those Shares may have an adverse effect on such fund, a share class, and/or its shareholders. The Adviser may consider the effect of redemptions on such Fund and the Fund’s other shareholders in deciding whether to redeem its Shares. In certain circumstances, the Adviser’s or JHG’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, entities other than the Adviser shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson European Focus Fund Class A Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	21.49%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	11.33%
	National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ	11.14%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	10.79%
	Charles Schwab & Company Inc. Special Custody Account FBO Customers San Francisco, CA	9.49%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	8.88%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	6.25%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.98%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Equity Income Fund Class A Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	19.49%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	14.92%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	12.08%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	10.04%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	9.73%
	Pershing LLC Jersey City, NJ	5.79%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	5.68%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	5.32%
Janus Henderson Global Life Sciences Fund Class A Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	14.61%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	13.87%
	Pershing LLC Jersey City, NJ	10.26%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	9.79%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	8.56%
	LPL Financial Omnibus Customer Account San Diego, CA	7.30%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.56%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.91%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Real Estate Fund Class A Shares	Pershing LLC Jersey City, NJ	18.57%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	12.18%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	10.24%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	9.72%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	9.42%
	LPL Financial Omnibus Customer Account San Diego, CA	8.10%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	7.68%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	6.04%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	5.54%
Janus Henderson Global Research Fund Class A Shares	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	22.64%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	17.65%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	14.57%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	11.39%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	8.35%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	8.03%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Select Fund Class A Shares	Pershing LLC Jersey City, NJ	38.79%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	9.41%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	8.99%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	8.80%
	LPL Financial Omnibus Customer Account San Diego, CA	8.61%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	6.29%
Janus Henderson Global Sustainable Equity Fund Class A Shares	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	53.70%
	RBC Capital Markets LLC Mutual Fund Omnibus Minneapolis, MN	30.03%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	9.05%
	Pershing LLC Jersey City, NJ	6.42%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Technology and Innovation Fund Class A Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	11.71%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	11.29%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	10.93%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	8.93%
	Pershing LLC Jersey City, NJ	8.74%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	7.74%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.79%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	5.12%
	LPL Financial Omnibus Customer Account San Diego, CA	5.04%
Janus Henderson Overseas Fund Class A Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	23.76%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	15.85%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	11.05%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	8.50%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	6.24%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.94%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Balanced Fund Class A Shares	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	15.58%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	15.56%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	11.40%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	8.75%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.69%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	6.62%
	LPL Financial Omnibus Customer Account San Diego, CA	6.62%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.06%
	Pershing LLC Jersey City, NJ	5.89%
Janus Henderson Contrarian Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	14.85%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	14.20%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	10.23%
	LPL Financial Omnibus Customer Account San Diego, CA	9.76%
	Pershing LLC Jersey City, NJ	9.68%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	6.86%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Enterprise Fund Class A Shares	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	28.28%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	8.87%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.58%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	5.86%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.47%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	5.18%
	Pershing LLC Jersey City, NJ	5.04%
Janus Henderson Forty Fund Class A Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	24.91%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	18.72%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	10.32%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	7.82%
	Pershing LLC Jersey City, NJ	6.98%
	LPL Financial Omnibus Customer Account San Diego, CA	5.25%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.04%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Growth and Income Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	22.57%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	22.33%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	12.84%
	LPL Financial Omnibus Customer Account San Diego, CA	11.43%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.01%
Janus Henderson Research Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	20.13%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	16.49%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	9.82%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	8.80%
	Pershing LLC Jersey City, NJ	6.70%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	6.43%
	LPL Financial Omnibus Customer Account San Diego, CA	6.36%
	Edward D Jones & Co. For the Benefit of Customers St. Louis, MO	5.59%
Janus Henderson Triton Fund Class A Shares	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	37.37%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	11.11%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	5.35%
Janus Henderson Venture Fund Class A Shares	Voya Institutional Trust Company Windsor, CT	22.09%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	20.55%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson European Focus Fund Class C Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	35.43%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	24.70%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	10.75%
	Pershing LLC Jersey City, NJ	10.53%
Janus Henderson Global Equity Income Fund Class C Shares	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	19.90%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	17.70%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	15.77%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	15.40%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	8.13%
	National Financial Services LLC For the Exclusive Benefit of Our Cust Jersey City, NJ	7.38%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Life Sciences Fund Class C Shares	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	15.76%
	LPL Financial Omnibus Customer Account San Diego, CA	12.24%
	JP Morgan Securities LLC Omnibus Account For Exclusive Benefit of Customers Brooklyn, NY	11.71%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	9.25%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	8.88%
	Pershing LLC Jersey City, NJ	8.58%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	8.44%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	6.75%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.42%
Janus Henderson Global Real Estate Fund Class C Shares	LPL Financial Omnibus Customer Account San Diego, CA	33.69%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	21.86%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	16.83%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	10.82%
	Pershing LLC Jersey City, NJ	6.02%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Research Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	28.71%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	22.83%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	18.94%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	9.34%
	Pershing LLC Jersey City, NJ	8.63%
Janus Henderson Global Select Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	32.22%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	20.23%
	LPL Financial Omnibus Customer Account San Diego, CA	16.49%
	Pershing LLC Jersey City, NJ	15.61%
	JP Morgan Securities LLC Omnibus Account For Exclusive Benefit of Customers Brooklyn, NY	5.72%
Janus Henderson Global Sustainable Equity Fund Class C Shares	Janus Henderson US (Holdings) Inc. Denver, CO	59.78%*
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	20.14%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	18.10%
*
This beneficial ownership represents seed capital that the Adviser or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Technology and Innovation Fund Class C Shares	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	18.54%
	Pershing LLC Jersey City, NJ	17.86%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	12.92%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	11.72%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	8.41%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	7.16%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	6.98%
	LPL Financial Omnibus Customer Account San Diego, CA	6.38%
Janus Henderson Overseas Fund Class C Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	18.93%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	18.12%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	15.09%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	13.61%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	7.79%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	5.93%
	LPL Financial Omnibus Customer Account San Diego, CA	5.79%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Balanced Fund Class C Shares	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	22.09%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	15.48%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	13.14%
	LPL Financial Omnibus Customer Account San Diego, CA	10.08%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	8.87%
	Pershing LLC Jersey City, NJ	8.08%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.72%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	6.68%
Janus Henderson Contrarian Fund Class C Shares	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	17.68%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	13.64%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	12.38%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	12.37%
	LPL Financial Omnibus Customer Account San Diego, CA	10.10%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	8.01%
	Pershing LLC Jersey City, NJ	7.86%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	5.48%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Enterprise Fund Class C Shares	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	17.20%
	LPL Financial Omnibus Customer Account San Diego, CA	15.66%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	15.22%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	14.96%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	7.58%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	6.94%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.39%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	5.49%
	Pershing LLC Jersey City, NJ	5.23%
Janus Henderson Forty Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	25.47%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	15.37%
	LPL Financial Omnibus Customer Account San Diego, CA	12.41%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	9.39%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	9.08%
	Pershing LLC Jersey City, NJ	8.07%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.90%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	5.45%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Growth and Income Fund Class C Shares	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	28.41%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	13.76%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	10.02%
	LPL Financial Omnibus Customer Account San Diego, CA	8.23%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.88%
	Pershing LLC Jersey City, NJ	7.68%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	6.62%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	6.59%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	6.15%
Janus Henderson Research Fund Class C Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	21.93%
	LPL Financial Omnibus Customer Account San Diego, CA	18.11%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	14.05%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	13.58%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	12.95%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	5.60%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Triton Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	56.72%
	LPL Financial Omnibus Customer Account San Diego, CA	10.43%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	9.84%
Janus Henderson Venture Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	37.40%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	20.74%
	LPL Financial Omnibus Customer Account San Diego, CA	10.01%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	9.89%
	Pershing LLC Jersey City, NJ	8.68%
Janus Henderson Global Equity Income Fund Class D Shares	State Street Bank Cust IRA A/C MET Chatham, MA	5.22%
Janus Henderson European Focus Fund Class I Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	26.16%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	17.38%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	13.16%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	12.01%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	7.86%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	6.54%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Equity Income Fund Class I Shares	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	14.77%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	12.90%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	11.54%
	Charles Schwab & Company Inc. Special Custody Account FBO Customers San Francisco, CA	10.06%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	9.36%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	6.54%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	5.90%
	LPL Financial Omnibus Customer Account San Diego, CA	5.86%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	5.70%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	5.05%
Janus Henderson Global Life Sciences Fund Class I Shares	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	20.10%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	13.11%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	10.33%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	10.24%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	10.16%
	LPL Financial Omnibus Customer Account San Diego, CA	7.19%
	Pershing LLC Jersey City, NJ	5.42%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Real Estate Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	33.26%
	LPL Financial Omnibus Customer Account San Diego, CA	24.07%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	13.91%
	Maril & Co. FBO 8M C/O Reliance Trust Company WI Milwaukee, WI	11.34%
Janus Henderson Global Research Fund Class I Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	18.64%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	15.30%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	10.85%
	Pershing LLC Jersey City, NJ	10.10%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	7.34%
Janus Henderson Global Select Fund Class I Shares	Pershing LLC Jersey City, NJ	31.55%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	16.85%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	10.00%
	LPL Financial Omnibus Customer Account San Diego, CA	8.81%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.83%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	6.43%
Janus Henderson Global Sustainable Equity Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	91.61%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Technology and Innovation Fund Class I Shares	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	18.05%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	12.64%
	Pershing LLC Jersey City, NJ	9.62%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	9.04%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	7.88%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	7.03%
	LPL Financial Omnibus Customer Account San Diego, CA	6.69%
Janus Henderson Overseas Fund Class I Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	18.76%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	12.26%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	11.22%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	9.53%
	Pershing LLC Jersey City, NJ	6.59%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.56%
	LPL Financial Omnibus Customer Account San Diego, CA	5.93%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Balanced Fund Class I Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	34.45%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	9.68%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	8.34%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	7.63%
	LPL Financial Omnibus Customer Account San Diego, CA	7.18%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	6.28%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.96%
Janus Henderson Contrarian Fund Class I Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	20.97%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	15.12%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	13.76%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	11.06%
	LPL Financial Omnibus Customer Account San Diego, CA	10.71%
	Pershing LLC Jersey City, NJ	9.95%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust USBSFSI Weehawken, NJ	5.07%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Enterprise Fund Class I Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	15.72%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	14.50%
	LPL Financial Omnibus Customer Account San Diego, CA	14.46%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	12.98%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	9.09%
	Pershing LLC Jersey City, NJ	6.00%
Janus Henderson Forty Fund Class I Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	14.38%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	13.43%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	12.66%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	11.60%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	11.25%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	9.56%
	Pershing LLC Jersey City, NJ	5.59%
	LPL Financial Omnibus Customer Account San Diego, CA	5.50%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Growth and Income Fund Class I Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	17.69%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	16.27%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	13.13%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	12.27%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	7.36%
	Pershing LLC Jersey City, NJ	6.17%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	6.14%
Janus Henderson Research Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	54.63%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	12.73%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	6.88%
Janus Henderson Triton Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	17.49%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	14.14%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	10.42%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	9.42%
	Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	5.18%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson U.S. Dividend Income Fund Class I Shares	Janus Henderson US (Holdings) Inc. Denver, CO	47.32%*
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	29.71%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	22.97%
Janus Henderson Venture Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	27.97%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	19.91%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	11.14%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	6.28%
Janus Henderson European Focus Fund Class N Shares	BNP Paribas RCC Global Allocation Fund – Growth European Focus Fund Omnibus Account Jersey City, NJ	44.23%
	BNP Paribas RCC Global Allocation Fund – Moderate European Focus Fund Omnibus Account Jersey City, NJ	27.96%
	BNP Paribas RCC Global Allocation Fund – Conservative European Focus Fund Omnibus Account Jersey City, NJ	13.45%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.42%
Janus Henderson Global Equity Income Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	24.50%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	11.08%
	SEI Private Trust Company c/o M&T Bank ID XXX Oaks, PA	10.57%
	Pershing LLC Jersey City, NJ	9.47%
	NABank & Co. Tulsa, OK	5.13%
*
This beneficial ownership represents seed capital that the Adviser or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Life Sciences Fund Class N Shares	JP Morgan Securities LLC Omnibus Account For Exclusive Benefit of Customers Brooklyn, NY	48.12%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	21.09%
	John Hancock Trust Company LLC Boston, MA	5.63%
Janus Henderson Global Real Estate Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	66.56%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	18.86%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	7.87%
Janus Henderson Global Research Fund Class N Shares	Reliance Trust Company FBO Comerica Atlanta, GA	38.44%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	29.93%
	Pension Trust Fund IBEW Local Union #479 Beaumont, TX	8.59%
Janus Henderson Global Select Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	50.26%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	13.32%
	Empower Trust FBO Employee Benefits Clients 401K Greenwood Village, CO	8.66%
	Voya Institutional Trust Co. FBO VIPS II Braintree, MA	7.63%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	6.26%
Janus Henderson Global Sustainable Equity Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	85.63%
	LPL Financial Omnibus Customer Account San Diego, CA	10.39%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Technology and Innovation Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	29.21%
	Empower Trust FBO Employee Benefits Clients 401K Greenwood Village, CO	15.93%
	Nationwide Trust Company FSB FBO Participating Retirement Plans Columbus, OH	9.58%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	5.64%
	Nationwide Trust Company FSB Columbus, OH	5.46%
Janus Henderson Overseas Fund Class N Shares	Capinco C/O US Bank Milwaukee, WI	30.59%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	15.99%
	BNP Paribas RCC Global Allocation Fund – Growth Overseas Fund Omnibus Account Jersey City, NJ	5.51%
Janus Henderson Balanced Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	32.62%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	9.26%
	Empower Trust FBO Employee Benefits Clients 401K Greenwood Village, CO	5.43%
Janus Henderson Contrarian Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	66.04%
	Ascensus Trust Company FBO AFL Telecommunications LLC SVGS AN Fargo, ND	9.82%
	Empower Trust FBO Employee Benefits Clients 401K Greenwood Village, CO	5.49%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	5.08%
Janus Henderson Enterprise Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	35.05%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	8.18%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	6.32%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Forty Fund Class N Shares	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	25.39%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	15.13%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	7.37%
	Voya Retirement Insurance and Annuity Company Windsor, CT	5.40%
Janus Henderson Growth and Income Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	33.06%
	BNP Paribas RCC Global Allocation Fund – Growth Growth and Income Omnibus Account Jersey City, NJ	16.94%
	Empower Trus BNP Paribas RCC t FBO Employee Benefits Clients 401K Greenwood Village, CO	11.85%
	BNP Paribas RCC Global Allocation Fund – Moderate Growth and Income Omnibus Account Jersey City, NJ	10.69%
	Ascensus Trust Company FBO Vera Bradley Designs Inc. PSP Denver, CO	10.11%
	BNP Paribas RCC Global Allocation Fund – Conservative Growth and Income Omnibus Account Jersey City, NJ	5.15%
Janus Henderson Research Fund Class N Shares	Mid Atlantic Trust Company FBO Sentry Life Insurance Company 401K Pittsburgh, PA	29.91%
	John Hancock Trust Company LLC Boston, MA	25.32%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	17.44%
	BNP Paribas RCC Global Allocation Fund – Growth Research Fund Omnibus Account Jersey City, NJ	5.28%
Janus Henderson Triton Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	25.91%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	11.31%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	11.15%
	Great-West Trust Company LLC Greenwood Village, CO	5.83%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson U.S. Dividend Income Fund Class N Shares	BNP Paribas RCC Global Allocation Fund – Growth Emerging Markets Omnibus Account Jersey City, NJ	37.37%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	26.20%
	BNP Paribas RCC Global Allocation Fund – Moderate Emerging Markets Omnibus Account Jersey City, NJ	23.58%
	BNP Paribas RCC Global Allocation Fund – Conservative Emerging Markets Omnibus Account Jersey City, NJ	11.41%
Janus Henderson Venture Fund Class N Shares	Empower Trust FBO Employee Benefits Clients 401K Greenwood Village, CO	22.87%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	15.41%
	Empower Trust FBO Employee Benefits Clients 401K Greenwood Village, CO	8.02%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers San Francisco, CA	5.80%
	Empower Trust FBO Empower Benefits Plans Greenwood Village, CO	5.77%
Janus Henderson Global Research Fund Class R Shares	Sammons Financial Network LLC West Des Moines, IA	91.16%
Janus Henderson Global Select Fund Class R Shares	Empower Trust Company FBO Plan Premier Rtmt Plans Omnibus Greenwood Village, CO	76.29%
	Pershing LLC Jersey City, NJ	9.31%
Janus Henderson Global Sustainable Equity Fund Class R Shares	Janus Henderson US (Holdings) Inc. Denver, CO	77.38%*
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	22.62%
Janus Henderson Overseas Fund Class R Shares	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	30.22%
	Talcott Resolution Life Ins. Company Separate Account DC IV Hartford, CT	30.19%
	Sammons Financial Network LLC West Des Moines, IA	8.92%
	Voya Institutional Trust Company Windsor, CT	5.58%
*
This beneficial ownership represents seed capital that the Adviser or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Balanced Fund Class R Shares	Sammons Financial Network LLC West Des Moines, IA	34.69%
	Voya Institutional Trust Company Windsor, CT	29.61%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	8.55%
	Talcott Resolution Life Ins. Company Separate Account DC IV Hartford, CT	7.38%
Janus Henderson Contrarian Fund Class R Shares	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	40.34%
	Empower Trust Company LLC. FBO Plan Premier Omnibus Greenwood Village, CO	14.20%
	Matrix Trust Company Cust FBO Thompson & Company 401(K) Plan Denver, CO	6.87%
	Ascensus Trust Company FBO Truth for Life RetPlan XXXXX Fargo, ND	6.37%
	Matrix Trust Company Trustee FBO Justicorp Savings Denver, CO	5.37%
Janus Henderson Enterprise Fund Class R Shares	Sammons Financial Network LLC West Des Moines, IA	43.25%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	10.50%
	Talcott Resolution Life Ins. Company Separate Account DC IV Hartford, CT	8.42%
Janus Henderson Forty Fund Class R Shares	Talcott Resolution Life Ins. Company Separate Account DC IV Hartford, CT	45.59%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	19.36%
	MKW TR Equitable Life for Separate Acct XX On Behalf of Various 401(K) Expediter Plans Secaucus, NJ	5.22%
Janus Henderson Growth and Income Fund Class R Shares	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	24.57%
	American United Life Ins. Co. AUL American Unit Trust Indianapolis, IN	18.32%
	Empower Trust Company FBO Plan Premier Rtmt Plans Omnibus Greenwood Village, CO	14.09%
	Matrix Trust Company Cust FBO Retirement Clearinghouse Omnibus IRA Denver, CO	10.93%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Research Fund Class R Shares	Sammons Financial Network LLC West Des Moines, IA	51.68%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	15.04%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	7.04%
	Merrill Lynch Jacksonville, FL	5.61%
Janus Henderson Triton Fund Class R Shares	Sammons Financial Network LLC West Des Moines, IA	28.31%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	26.89%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	7.28%
	Charles Schwab & Co. Inc. Special Custody Account FBO Institutional Client Accounts San Francisco, CA	6.92%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.70%
Janus Henderson European Focus Fund Class S Shares	Pershing LLC Jersey City, NJ	100%
Janus Henderson Global Equity Income Fund Class S Shares	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	59.87%
	Voya Institutional Trust Company Windsor, CT	37.94%
Janus Henderson Global Life Sciences Fund Class S Shares	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	80.90%
	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	7.44%
Janus Henderson Global Real Estate Fund Class S Shares	Voya Institutional Trust Company Windsor, CT	88.41%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Research Fund Class S Shares	Talcott Resolution Life Ins. Company Separate Account DC IV Hartford, CT	13.27%
	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	12.97%
	Empower Trust FBO Employee Benefits Clients 401K Greenwood Village, CO	12.11%
	Detectives Endowment Association AN Greenwood Village, CO	9.29%
	Voya Institutional Trust Company Windsor, CT	6.47%
	Nationwide Life Ins. Company C/O IPO Portfolio Accounting Columbus, OH	5.23%
Janus Henderson Global Select Fund Class S Shares	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	49.64%
	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	43.57%
	LPL Financial Omnibus Customer Account San Diego, CA	6.79%
Janus Henderson Global Sustainable Equity Fund Class S Shares	Janus Henderson US (Holdings) Inc. Denver, CO	100%*
Janus Henderson Global Technology and Innovation Fund Class S Shares	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	48.86%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	26.67%
	FIIOC FBO Ecco III Enterprises Inc. Profit Sharing Plan Covington, KY	10.31%
Janus Henderson Overseas Fund Class S Shares	UMB Bank NA FBO Fiduciary for Tax Deferred Accounts Topeka, KS	29.11%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	25.25%
	Talcott Resolution Life Ins. Company Separate Account DC IV Hartford, CT	18.28%
	UMB Bank NA FBO Fiduciary for Tax Deferred Accounts Topeka, KS	5.64%
Janus Henderson Balanced Fund Class S Shares	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	46.30%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	10.75%
*
This beneficial ownership represents seed capital that the Adviser or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Contrarian Fund Class S Shares	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	24.41%
	Empower Trust Company FBO Plan Premier Rtmt Plans Omnibus Greenwood Village, CO	19.06%
	LPL Financial Omnibus Customer Account San Diego, CA	17.78%
	Ascensus Trust Company FBO Enterprise CP LLC 401K PS Fargo, ND	12.76%
	FIIOC FBO Besins Healthcare Inc. 401(K) Plan Covington, KY	11.86%
Janus Henderson Enterprise Fund Class S Shares	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	17.15%
	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	12.26%
	Empower Trust FBO Great West IRA Advantage c/o FASCore LLC Greenwood Village, CO	7.85%
	Empower Trust Company FBO Plan Premier Rtmt Plans Omnibus Greenwood Village, CO	5.03%
Janus Henderson Forty Fund Class S Shares	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	17.83%
	Talcott Resolution Life Ins. Company Separate Account DC IV Hartford, CT	13.22%
	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	7.35%
	Voya Retirement Insurance and Annuity Company Windsor, CT	7.30%
	Pershing LLC Jersey City, NJ	6.25%
	Nationwide Trust Company FSB Columbus, OH	5.50%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Growth and Income Fund Class S Shares	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	19.59%
	FIIOC FBO International Contractors Inc. 401K Plan and Trust Covington, KY	18.66%
	Nationwide Trust Company FSB Columbus, OH	16.33%
	Empower Trust FBO Employee Benefit Clients 401K Greenwood Village, CO	10.04%
	Charles Schwab & Co. Inc. Special Custody Account FBO Institutional Client Accounts San Francisco, CA	6.24%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	6.05%
Janus Henderson Research Fund Class S Shares	Reliance Trust Company FBO Retirement Plans Serviced by MetLife c/o FASCore LLC Greenwood Village, CO	18.62%
	Augustar Life Insurance Co. FBO Its Separate Accounts Cincinnati, OH	10.11%
	Matrix Trust Company As Agent for Newport Trust Company Rawle & Henderson Retirement Plan Folsom, CA	9.55%
	Vantagepoint Traditional IRA c/o MissionSquare Retirement Washington, DC	9.06%
	Vantagepoint Roth IRA c/o MissionSquare Retirement Washington, DC	7.71%
	Voya Institutional Trust Company Windsor, CT	6.39%
	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	5.52%
Janus Henderson Triton Fund Class S Shares	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	55.10%
	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	6.20%
Janus Henderson Venture Fund Class S Shares	Empower Trust FBO Employee Benefits Clients 401K Greenwood Village, CO	43.41%
	Empower Annuity Insurance FBO Future Funds II Greenwood Village, CO	16.03%
	Nationwide Trust Company FSB FBO Participating Retirement Plans NTC-PLNS Columbus, OH	14.26%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson European Focus Fund Class T Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	56.21%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	37.51%
Janus Henderson Global Equity Income Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	41.86%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	35.46%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	7.80%
	LPL Financial Omnibus Customer Account San Diego, CA	5.46%
Janus Henderson Global Life Sciences Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	46.98%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	30.96%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	7.03%
Janus Henderson Global Real Estate Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	63.35%
	National Financial Services Co. For the Exclusive Benefit of Our Customers Jersey City, NJ	28.05%
Janus Henderson Global Research Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	42.45%
	National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ	28.66%
Janus Henderson Global Select Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	41.34%
	National Financial Services Co. For the Exclusive Benefit of Our Customers Jersey City, NJ	31.91%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	5.59%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Sustainable Equity Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	54.11%
	National Financial Services Co. For the Exclusive Benefit of Our Customers Jersey City, NJ	33.34%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	7.46%
Janus Henderson Global Technology and Innovation Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	50.85%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	29.43%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	5.25%
Janus Henderson Overseas Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	43.09%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	33.08%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	5.32%
Janus Henderson Balanced Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	43.14%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	33.75%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	5.00%
Janus Henderson Contrarian Fund Class T Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	38.48%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	36.83%
Janus Henderson Enterprise Fund Class T Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	47.71%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	31.84%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Forty Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	35.37%
	National Financial Services Co. For the Exclusive Benefit of Our Customers Jersey City, NJ	28.11%
Janus Henderson Growth and Income Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	45.79%
	National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ	29.83%
Janus Henderson Research Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	42.03%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	28.28%
Janus Henderson Triton Fund Class T Shares	National Financial Services Co. For the Exclusive Benefit of Our Customers Jersey City, NJ	52.58%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	27.90%
Janus Henderson Venture Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	40.86%
	National Financial Services Co. For the Exclusive Benefit of Our Customers Jersey City, NJ	31.77%

Miscellaneous information

Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 34 series, known as “Funds.” Each Fund presently offers interests in different classes of shares.
The Adviser reserves the right to the name “Janus Henderson.” In the event that the Adviser does not continue to provide investment advice to the Funds, the Funds must cease to use the name “Janus Henderson” as soon as reasonably practicable.
Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of their liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.

Shares of the Trust
The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

Shareholder Meetings
The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders’ rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable. Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

Voting Rights
The Board currently has eight members, of which five have been elected by shareholders. With the exception of Cheryl D. Alston, Darrell B. Jackson, and Dominic Janssens, each of the Trustees of the Trust was elected at a Special Meeting of Shareholders on June 14, 2016. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.
As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes.

Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

Master/Feeder Option
The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds’ annual financial statements and performs tax services for the Funds.

Registration Statement
The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Financial statements

Documents Incorporated By Reference to Form N-CSR of Janus Investment Fund (Audited)
The financial statements and Report of Independent Registered Public Accounting Firm for the period ended September 30, 2025 are hereby incorporated into this SAI by reference to each Fund’s Form N-CSR dated September 30, 2025.

Appendix A – proxy voting policy and procedures

Proxy Voting Policy and Procedures
Last Review Date: February 2025

Contents
1	Overview	150
1.1	Policy Statement	150
1.2	Key Principles	150
1.3	Scope	150
1.4	Roles and Responsibilities	150
1.5	References	150
2	Additional Definitions	151
3	Proxy Voting Procedures	151
3.1	Voting Generally	151
3.2	Abstentions	152
3.3	Funds of Funds	152
3.4	Conflicts of Interest	152
4	Reporting, Oversight and Recordkeeping	153
4.1	Client and Regulatory Reporting	153
4.2	Proxy Voting and Proxy Voting Service Oversight	154
4.3	Record Retention	154
5	Amendments	154
Proxy Voting Guidelines		155
Directors and Boards		155
Auditors and Accounting Issues		157
Compensation Issues		157
Capitalization, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters		158
Environmental and Social Issues		159
Miscellaneous, Administrative and Routine Items		160
Proposals Outside the Guidelines		160

1 Overview
1.1 Policy Statement
Where Janus Henderson Investors has been provided voting discretion, it has a responsibility to vote proxies in the best interest of each client. Janus Henderson Investors has adopted this Proxy Voting Policy and Procedures to ensure that proxies are voted in the best interest of clients without regard to any relationship that Janus Henderson Investors or any affiliated person of Janus Henderson Investors may have with the issuer or personnel of the issuer. Subject to specific provisions in a client’s account documentation related to exception voting, Janus Henderson Investors will generally only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the JHI Voting Guidelines; 2) the ISS Benchmark Policy; or 3) the ISS Taft-Hartley Voting Guidelines.
1.2 Key Principles
•
Janus Henderson Investors will vote proxies in the best interest of each client.
•
Janus Henderson Investors will identify and manage any conflicts of interest which might affect a voting decision.
•
Upon request, Janus Henderson Investors will provide clients with the proxy voting record for their accounts.
•
Janus Henderson Investors will publicly disclose proxy votes on matters no longer pending in line with local market requirements or practices and/or where, in Janus Henderson Investors’ view, it is appropriate.
•
Janus Henderson Investors will maintain records supporting its voting decisions.
1.3 Scope
This Policy applies to Janus Henderson Investors and each of the client accounts for which it has proxy voting responsibilities, other than those advised or sub-advised by Kapstream Capital Pty Ltd, Victory Park Capital Advisors, and Privacore Capital.
1.4 Roles and Responsibilities
Portfolio Management. Portfolio Management is responsible for determining how to vote proxies with respect to securities held in the client accounts they manage with input and support from the Responsible Investment and Governance Team, other representatives of Janus Henderson, and the Proxy Voting Service, as applicable. Where Portfolio Management chooses to vote contrary to the Guidelines and as otherwise specified herein, Portfolio Management is required to provide a written rationale sufficient to show why Portfolio Management reasonably believes the voting instruction is in the best interest of the client.
Asset Servicing. Asset Servicing is responsible for administering the proxy voting process as set forth in this Policy. Asset Servicing works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, the ISS Benchmark Policy or the Taft-Hartley Guidelines, and proxy matters are communicated to Portfolio Management for consideration pursuant to this Policy.
Proxy Voting Committee. The Proxy Voting Committee develops Janus Henderson Investors’ positions on all major corporate issues, maintains and updates the Guidelines, manages conflicts of interest related to proxy voting and oversees the voting process generally, including by reviewing results of diligence on the Proxy Voting Service.
Proxy Voting Service. The Proxy Voting Service provides research services relating to proxy issues. The Proxy Voting Service also assists in certain functions relating to the voting of proxies. Among other things, the Proxy Voting Service is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for submitting Janus Henderson Investors’ votes in accordance with the Guidelines or as otherwise instructed by Janus Henderson Investors and is responsible for maintaining copies of all proxy statements received from issuers and promptly providing such materials to Janus Henderson Investors upon request. The Proxy Voting Service also provides voting disclosure services, including preparing Form N-PX for Janus Henderson Investors and the Proprietary U.S. Funds.
1.5 References
Rule 206(4)-7 of the Investment Advisers Act Rule 30b1-4 of the Investment Company Act
Rule 239.15 et seq. of the Investment Company Act Employee Retirement Income Security Act of 1974 (ERISA)
Commission Delegated Regulation (EU) No 231/2013, Article 37
Commission Directive 2010/43/EU, Article 21

FCA COLL 6.6A.6
CSSF Regulation 10-04, Article 23
UN Principles for Responsible Investment
IMAS Singapore Stewardship Principles
SFC Principles of Responsible Ownership
FRC UK Stewardship Code

2 Additional Definitions
Janus Henderson Investors includes all investment advisory subsidiaries of Janus Henderson Group plc, including, but not limited to, Janus Henderson Investors (Australia) Institutional Funds Management Limited, Janus Henderson Investors (Singapore) Limited, Janus Henderson Investors (Japan) Limited, Janus Henderson Investors (Jersey) Limited, Janus Henderson Investors UK Limited, Janus Henderson Investors US LLC, and Tabula Investment Management Limited.1
JHI Proxy Voting Guidelines or the Guidelines refers to the voting guidelines adopted by Janus Henderson Investors and outlined at Appendix A.
Policy means this Proxy Voting Policy and Procedures.
Portfolio Management refers to the portfolio managers, assistant portfolio managers, and analysts supporting a given client account.
Proxy Voting Committee or the Committee refers to the Janus Henderson Investors Proxy Voting Committee. The Committee is comprised of representatives from Asset Servicing, Compliance, Operational Risk, Responsible Investment and Governance, and equity portfolio management. Internal legal counsel serves as a consultant to the Committee and is a non-voting member.
Proprietary U.S. Funds refer to the series of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust.
Proxy Voting Service or ISS refers to Institutional Shareholder Services Inc.

3 Proxy Voting Procedures
3.1 Voting Generally
Where the Guidelines address the proxy matter being voted on, votes will be cast in accordance with the Guidelines unless directed otherwise. Portfolio Management may vote contrary to the Guidelines at their discretion and with a written rationale sufficient to show why Portfolio Management reasonably believes the voting instruction is in the best interest of the client. Where the (1) Guidelines call for Portfolio Management input and/or (2) the proxy matter being voted on relates to a company and/or issue for which the Proxy Voting Service does not have research, analysis and/or a recommendation available, the Proxy Voting Service will refer proxy questions to portfolio management for further instruction. In the event Portfolio Management is unable to provide input on a referred proxy item, Janus Henderson Investors will vote the proxy item consistent with the ISS Benchmark Policy.
Notwithstanding the above, with respect to clients who have instructed Janus Henderson Investors to vote proxies in accordance with the Taft-Hartley Guidelines or the ISS Benchmark Policy, the Proxy Voting Service will cast all proxy votes in strict accordance with those policies.
Janus Henderson relies on pre-populated and/or automated voting. That means the Proxy Voting Service will automatically populate the proxy voting system in accordance with the Guidelines, the Taft- Hartley Guidelines or the ISS Benchmark Policy. For those proxy proposals with a default policy position, the votes will be cast as populated in the system by the Proxy Voting Service unless directed otherwise by Janus Henderson Investors.

1 Janus Henderson Investors US LLC has been designated by the Boards of Trustees of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust to vote proxies for the Proprietary U.S. Funds, as applicable while Tabula Investment Management Limited has adopted Janus Henderson Investors US LLC’s Proxy Voting Policy and Procedures.

From time to time, issuers and/or ballot issue sponsors may publicly report additional information that may be relevant to the application of the Guidelines, the Taft-Hartley Guidelines or the ISS Benchmark Policy or the exercise of discretion by Portfolio Management (“supplemental materials”). To the extent the Proxy Voting Service identifies such supplemental materials, it will review that information and determine whether it has a material effect on the application of the Guidelines, the Taft-Hartley Guidelines, or the ISS Benchmark Policy. The Proxy Voting Service is then responsible for ensuring that any votes pre-populated in the proxy voting system are appropriately updated and Janus Henderson is provided appropriate notice of such changes, including through availability of an updated research report. In all events, the Proxy Voting Service will notify Janus Henderson Investors of any supplemental materials identified so that they can be considered as part of the voting process, including with respect to items requiring Portfolio Management input.
3.2 Abstentions
Janus Henderson Investors recognises that in certain circumstances the cost to clients associated with casting a proxy vote may exceed the benefits received by clients from doing so. In those situations, Janus Henderson Investors may decide to abstain from voting. For instance, in many countries, shareholders who vote proxies for shares of an issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date (“share blocking”). In countries where share blocking is practiced, Janus Henderson Investors will only vote proxies if Janus Henderson Investors determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities. Similarly, in some instances, Janus Henderson Investors may participate in a securities lending program. Generally, if shares of an issuer are on loan, the voting rights are transferred and the lending party cannot vote the shares. In deciding whether to recall securities on loan, Janus Henderson Investors will evaluate whether the benefit of voting the proxies outweighs the cost of recalling them consistent with requirements of applicable securities lending procedures. Furthermore, in circumstances where a client held a security as of record date, but the holdings were sold prior to the shareholder meeting, Janus Henderson Investors may abstain from voting that proxy.
3.3 Funds of Funds
Janus Henderson Investors advises certain accounts that invest in other funds (“funds of funds”) advised by Janus Henderson Investors or its affiliated persons (“underlying funds”). From time to time, a fund of funds may be required to vote proxies for the underlying funds in which it is invested. In those circumstances, there may be a conflict of interest between Janus Henderson Investors and its clients. Except as noted below, to mitigate that conflict, whenever an underlying fund submits a matter to a vote of its shareholders which would otherwise require portfolio manager discretion under the Guidelines, Janus Henderson Investors will generally vote shares in accordance with the recommendation of the Proxy Voting Service. Janus Henderson Investors will generally abstain from voting shares where the Proxy Voting Service does not have a recommendation; although, it may alternatively vote in the same proportion as the votes of the other shareholders in the underlying fund (“echo vote”) in limited cases. Whenever an underlying fund that is a Proprietary U.S. Fund submits a matter to a vote of its shareholders, Janus Henderson Investors will echo vote shares held by a fund-of-funds account or refrain from voting such shares to the extent that cost or other considerations outweigh the benefits of voting such shares.
In addition, certain Proprietary U.S. Funds may invest in exchange-traded funds and other funds advised by unaffiliated persons (“acquired funds,” and each, an “acquired fund”) pursuant to Rule 12d1-4 under the Investment Company Act (“Rule 12d1-4”). To the extent a Proprietary U.S. Fund and its advisory group, as defined in Rule 12d1-4 (“advisory group”), individually or in the aggregate become the holders of (i) more than 25% of the outstanding voting securities of an acquired open- end fund or unit investment trust as a result of a decrease in the outstanding securities of that acquired open-end fund or unit investment trust or (ii) more than 10% of the outstanding voting securities of an acquired registered closed-end management investment company or business development company, Janus Henderson Investors will ensure that the Proprietary U.S. Fund and other funds and accounts in the advisory group echo vote the shares of the acquired fund; provided, however, that in circumstances where all holders of the outstanding voting securities of an acquired fund are required to echo vote pursuant to Rule 12d1-4, a Proprietary U.S. Fund and other funds and accounts in the advisory group will solicit voting instructions from its shareholders with regard to the voting of all proxies with respect to such acquired fund securities and vote such proxies only in accordance with such instructions.
3.4 Conflicts of Interest
Because the Guidelines, the ISS Benchmark Policy and the Taft-Hartley Guidelines pre-establish voting positions, application of those rules to default positions should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management seeks to exercise discretion when voting proxies, Janus Henderson Investors has implemented additional policies and controls described below to mitigate any conflicts of interest.

Portfolio Management is required to disclose any actual or potential conflicts of interest that may affect its exercise of voting discretion. Actual or potential conflicts of interest include but are not limited to the existence of any communications from the issuer, proxy solicitors or others designed to improperly influence Portfolio Management in exercising its discretion or the existence of significant relationships with the issuer.
Janus Henderson Investors also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. Janus Henderson Investors maintains a list of significant relationships for purposes of assessing potential conflicts with respect to proxy voting, which may include significant intermediaries, vendors or service providers, clients, and other relationships. In the event Portfolio Management votes against the Guidelines with respect to an issuer on the significant relationships list, Asset Servicing will notify the Committee which will review the rationale provided by Portfolio Management. In the event Portfolio Management votes contrary to Proxy Voting Service’s recommendations and with management as to an issuer on the significant relationships list, Asset Servicing will notify the Committee, which will review the rationale provided by Portfolio Management. If the Committee determines the rationale is inadequate, the proxy vote will be cast as in accordance with the Guidelines or as instructed by the Committee. In addition, on a quarterly basis, the Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of Portfolio Management’s stated rationale.
Any personal conflict of interest related to a specific proxy vote should be reported to the Committee prior to casting a vote. In the event a personal conflict of interest is disclosed or identified, the Committee will determine whether that person should recuse himself or herself from the voting determination process. In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the head of the applicable investment unit or a delegate. Compliance also reviews all refer votes contrary to the ISS recommendations and with management to identify any undisclosed personal conflicts of interest.
If a proxy vote is referred to the head of the applicable investment unit or a delegate or to the Committee, the decision made and basis for the decision will be documented by the Committee.
To mitigate perceived or potential conflicts of interest, in instances where a proxy is for a Janus Henderson managed fund in which seed or other proprietary capital is invested, Janus Henderson Investors will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

4 Reporting, Oversight and Recordkeeping
4.1 Client and Regulatory Reporting
Janus Henderson Investors will provide clients with such information on proxy voting in their accounts as contractually agreed or reasonably requested. Janus Henderson Investors will present this Policy and the Guidelines to the boards of trustees of the Proprietary U.S. Funds at least annually and shall provide such other information and reports requested by such boards to fulfill their oversight function.
Janus Henderson Investors will provide other third parties with such information on proxy voting as set forth herein. Janus Henderson Investors will publicly disclose proxy votes on matters no longer pending in line with local market requirements or practices and/or where, in Janus Henderson Investors’ view, it is appropriate. On an annual basis, Janus Henderson Investors will provide proxy voting records for each Proprietary U.S. Fund for the one-year period ending on June 30th on Janus Henderson Investors’ website at www.janushenderson.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at www.sec.gov no later than August 31 of each year.2 Janus Henderson Investors may also privately disclose proxy votes on matters no longer pending where appropriate and consistent with other applicable policy, legal, and regulatory requirements.
Except as noted in this Policy or required by law, Janus Henderson Investors generally does not provide information to anyone on how it voted or intends to vote on any matters still pending. Unless that information has otherwise been made public, Janus Henderson Investors may only confirm to issuers, their agents or other third parties that votes have been cast but not how or how many votes were cast. Notwithstanding the foregoing, Portfolio Management may indicate to issuers, proxy solicitors and proxy advisory firms how they voted or intend to vote in the context of the engagement and investment analysis process. Portfolio Management also may indicate to other shareholders how they voted or intend to vote subject to applicable legal and regulatory requirements.

2 Janus Henderson Investors will also provide proxy voting records on say-on-pay issues consistent with requirements of Rule 14Ad-1.

A complete copy of the Policy is available at www.janushenderson.com.
4.2 Proxy Voting and Proxy Voting Service Oversight
The Committee will ensure sufficient oversight of proxy voting through periodic review of voting decisions, operational issues and conflicts of interest as discussed herein. The Committee will review such information as it deems appropriate to discharge these responsibilities.
In addition, Janus Henderson Investors will conduct periodic due diligence reviews of the Proxy Voting Service via on-site, video, or telephonic meetings and by written questionnaires. As part of this periodic due diligence process, Janus Henderson Investors shall collect information that is reasonably sufficient to support the conclusion that the Proxy Voting Service has the capacity and competency to adequately analyse the matters for which they provide research and voting recommendations. In connection with the periodic due diligence review, Janus Henderson Investors shall consider, among other things, (1) the adequacy and quality of the Proxy Voting Service’s staffing, personnel, and/or technology; (2) disclosure from the Proxy Voting Service regarding its methodologies in formulating voting recommendations; and (3) whether the Proxy Voting Service has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest. In further exercise of its oversight responsibility, Janus Henderson Investors shall periodically sample the proxy votes cast on behalf of clients to ensure whether the Guidelines were applied correctly to such votes.
4.3 Record Retention
Janus Henderson Investors will retain proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus Henderson Investors regarding votes cast in contradiction to the Guidelines. In addition, Janus Henderson Investors will retain internally-generated documents that are material to a proxy voting decision, such as the Guidelines, Committee materials and other internal research relating to voting decisions. Proxy statements received from issuers are generally available from the issuer’s, the relevant regulatory authority’s and/or the market place’s websites. They may also be available from the third-party voting service upon request. All materials discussed above will be retained in accordance with any applicable record retention obligations.

5 Amendments
This Policy is subject to review on an annual or more frequent basis by the Committee. In reviewing the Policy, the Committee reviews Janus Henderson Investors’ proxy voting record over the prior year, including exceptions to the Guidelines requested by Portfolio Management to determine whether any adjustments should be made. The Committee also reviews changes to the Guidelines recommended by the Proxy Voting Service, discusses such changes with the Proxy Voting Service, and solicits feedback from Portfolio Management on such changes. Once the Guidelines have been approved by the Committee and clients where required, they are distributed to Asset Servicing and the Proxy Voting Service for implementation.

Appendix A - Proxy Voting Guidelines
Janus Henderson Investors will generally vote all proxies relating to portfolio securities held in client accounts for which it has been delegated voting authority in accordance with the Policy, including these Guidelines, and the implementation instructions provided to the Proxy Voting Service. Nonetheless, because proxy issues and the circumstances of individual companies are varied, there may be instances when Janus Henderson Investors may not vote in strict adherence to the Guidelines. Portfolio Management is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and instructing votes contrary to the Guidelines where they reasonably believe that is in the best interest of clients.
Janus Henderson Investors recognises that corporate governance systems vary a great deal between jurisdictions according to factors such as cultural issues, laws and regulations, the extent of shareholder rights, the level of dispersed ownership and the stage of development more generally. In formulating our approach to corporate governance, we are conscious that a “one size fits all” policy is not appropriate. We will therefore seek to vary our voting activities according to the local market and its standards of best practices.
While Janus Henderson Investors has attempted to address the most common issues through the Guidelines, there will be various proxy voting proposals that are not addressed by the Guidelines or that require case-by-case resolution under the Guidelines. In addition, it may not be appropriate to apply certain Guidelines to investment types such as mutual funds, exchange-traded funds, and closed-end funds, in which case Janus Henderson Investors will generally rely on the recommendation of the Proxy Voting Service unless otherwise specified in the Policy. Moreover, there may be various proxy voting proposals as to which the Proxy Voting Service does not have or provide research, analysis and recommendations. For example, the Proxy Voting Service may not provide research, analysis and recommendations for proxy voting proposals of privately-held companies. In such instances, those proposals will be referred to Portfolio Management for resolution. In exercising discretion, Janus Henderson Investors may take into consideration the information and recommendations of the Proxy Voting Service but will vote all proxies based on its own conclusions regarding the best interests of its clients.
In many cases, a security may be held by client accounts managed by multiple portfolio managers. While Janus Henderson Investors generally casts votes consistently across client accounts it manages, different portfolio managers may vote differently on the same matter in the exercise of their discretion. For example, different portfolio managers may reasonably reach different conclusions as to what is in the best interest of their clients based on their independent judgments. In addition, in rare circumstances, an individual portfolio manager may reasonably reach different conclusions as to what is in the best interests of different clients depending on each individual client account’s investment strategy or its objectives.
Directors and Boards
Janus Henderson Investors recognises the diversity of corporate governance models across different markets and does not advocate any one form of board structure. However, it also recognises there are certain key functions which are or should be common across all markets:
•
Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures;
•
Monitoring the effectiveness of the company’s governance practices and making changes as needed;
•
Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning;
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Aligning key executive and board compensation with the longer-term interests of the company and its shareholders;
•
Ensuring a formal and transparent board nomination and election process;
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Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions;
•
Ensuring the integrity of the corporation’s accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards;
•
Monitoring the quality of relationships with key stakeholders; and
•
Overseeing the process of disclosure and communications.
Boards of directors should include the number and types of qualified directors sufficient to ensure effective discharge of these responsibilities, including independent non-executive directors with appropriate skills, experience, and knowledge. The responsibilities of such non-executive directors should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole. Consistent with this principle of independence, a board of directors should generally have a non-executive chairperson.

The board of directors should establish audit, compensation, and nomination/succession committees. These should be composed wholly or predominantly of independent directors. Companies should publicly disclose the terms of reference of these committees and give an account to shareholders in an annual report or other regulatory filing of how their responsibilities have been discharged. The chairpersons and members of these committees should be appointed by the board as a whole according to a transparent procedure.
Janus Henderson Investors believes the board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each director should therefore generally stand for election on an annual basis.
In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:
Board Classification – Janus Henderson Investors will generally vote against proposals to classify boards of directors and for proposals to declassify boards of directors.
Board Size – Janus Henderson Investors will generally vote in favor of proposals to increase the size of a board of directors so long as the board would retain a majority of independent directors. Janus Henderson Investors will generally vote against proposals to decrease the size of a board of directors which are intended as anti-takeover measures.
Director Independence – Janus Henderson Investors will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Henderson Investors will generally vote in favor of proposals to separate the role of the chairman from the role of the CEO.
Director Indemnification – Janus Henderson Investors will generally vote in favor of proposals regarding director or officer indemnification arrangements provided such provisions are not deemed excessive or inappropriate.
Uncontested Elections –Janus Henderson Investors will generally vote in favor of director candidates that result in the board having a majority of independent directors and oppose director candidates that result in the board not having a majority of independent directors. After taking into consideration country-specific practices, Janus Henderson Investors will generally vote in favor of individual director candidates unless:
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they attend less than 75% of the board and committee meetings without a valid excuse;
•
they ignore or otherwise fail to respond appropriately to shareholder proposals receiving majority shareholder support;
•
they are not responsive to advisory votes on executive compensation matters;
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they fail to provide appropriate oversight of company’s risk management practices;
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they are non-independent directors and sit on the audit, compensation or nominating committees;
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they are non-independent directors and the board does not have an audit, compensation, or nominating committee;
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they are audit committee members and the non-audit fees paid to the auditor are excessive;
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they are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist;
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they serve as directors on an excessive number of boards;
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they are compensation committee members and the company has poor compensation practices;
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they adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill;
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they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have a minimum level of female directors, and the company has not provided a sufficient explanation for its lack of gender diversity;
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they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have any apparent racial/ethnic diversity, and the company has not provided a sufficient explanation for its lack of racial/ethnic diversity;
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they are the chair of the responsible committee of a company that is a significant greenhouse gas emitter3 where such company is not taking minimum steps needed to understand, assess, and mitigate risks related to climate change;
•
they amend the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders;
•
the company employs a capital structure with unequal voting rights; and/or

3 Janus Henderson Investors will apply the same definition as used by the Proxy Voting Service.

•
they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board where director(s) remain on the board after having received less than the majority of votes cast in the prior election and the company has not provided a sufficient explanation for continuing with such director(s).
Contested Elections – Janus Henderson Investors will generally evaluate proposals relating to contested director candidates on case-by-case basis.
Cumulative Voting – Janus Henderson Investors will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.
Auditors and Accounting Issues
Janus Henderson Investors believes boards of directors should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with auditors. Boards of directors should generally have appropriately constituted audit committees with sufficient levels of financial expertise in accordance with prevailing legislation or best practice. The audit committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects and clearly explains its accounting principles and policies. The audit committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (e.g., financial conflicts arising from the award of non-audit assignments).
In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:
Uncontested Auditors – Janus Henderson Investors will generally vote in favor of proposals to approve external or statutory auditors and auditor compensation unless:
•
the auditor has a financial interest in or association with the company and is therefore not independent;
•
fees for non-audit services are excessive;
•
there is reason to believe the auditor has rendered an opinion which may be neither accurate nor indicative of the company’s financial position;
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the auditor is being changed without explanation; or
•
the auditor is not identified by name.
Contested Auditors – Janus Henderson Investors will evaluate proposals relating to contested auditors on a case-by-case basis.
Compensation Issues
Janus Henderson Investors believes compensation of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based compensation should be demanding. Requirements for directors and senior executives to acquire and retain company shares that are meaningful in the context of their cash compensation are also appropriate. The design of senior executives’ contracts should not commit companies to ‘payment for failure’. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions. Any share-based compensation should be subject to shareholder approval.
Companies should disclose in each annual report or proxy statement the board’s policies on executive compensation (and preferably the compensation of individual board members and top executives), as well as the composition of such compensation so that investors can judge whether corporate pay policies and practices are appropriately designed.
Broad-based employee share ownership plans or other profit-sharing programs are effective market mechanisms that promote employee participation. When reviewing whether to support proposed new share schemes, we place particular importance on the following factors:
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The overall potential cost of the scheme, including the level of dilution;
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The issue price of share options relative to the market price;
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The use of performance conditions aligning the interests of participants with shareholders;
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The holding period (i.e., the length of time from the award date to the earliest date of exercise); and
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The level of disclosure.
In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:
Executive and Director Equity-Based Compensation Plans – Janus Henderson Investors will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Janus Henderson Investors considers the following, non-exhaustive list of practices to be problematic and generally votes against plans or amendments to plans that:
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provide for re-pricing of underwater options;
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provide for automatic replenishment (“evergreen”) or reload options;
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create an inconsistent relationship between long term share performance and compensation increases; and/or
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are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.
Janus Henderson Investors will generally vote against proposals permitting material amendments to equity-based compensation plans without shareholder approval.
Long-Term Ownership – Janus Henderson Investors will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers, and directors. These may include:
•
requiring executive officers and directors to hold a minimum amount of stock in the company;
•
requiring stock acquired through exercised options to be held for a certain period of time; and
•
using restricted stock grants instead of options.
Director and Officer Loans – Janus Henderson Investors will generally oppose proposals requesting approval of loans to officers, executives, and board members of an issuer.
Say-on-Pay – Janus Henderson Investors will generally vote in favor of annual advisory votes on executive compensation (say-on-pay frequency). Janus Henderson Investors will generally vote with management on advisory votes on executive compensation (say-on-pay) unless Janus Henderson Investors determines problematic pay practices are maintained.
Executive Severance Agreements – Janus Henderson Investors will generally evaluate proposals to approve or cancel executive severance agreements on a case-by-case basis. Janus Henderson Investors will generally vote in favor of proposals to require executive severance agreements to be submitted for shareholder approval unless the proposal requires shareholder approval prior to entering into employment contracts.
Employee Stock Option Plans (ESOP) and Stock Purchase Plans (ESPP) – Janus Henderson Investors will generally vote in favor of proposals relating to ESOPs and ESPPs unless the shares purchased through the plans are discounted more than the market norm, the shares allocated to the plans are excessive, and/or the plans contain other problematic features.
Option Expensing and Repricing – Janus Henderson Investors will generally vote in favor of proposals requiring the expensing of options. Janus Henderson Investors will generally vote against proposals providing for the repricing of options.
Capitalisation, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters
Janus Henderson Investors believes all shareholders should be treated equitably. Companies’ ordinary shares should provide one vote for each share, and companies should act to ensure the owners’ rights to vote.
Any major strategic modifications to the core businesses of a company should not be made without prior shareholder approval. Equally, any major corporate changes, which in substance or effect, materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes may include but are not limited to modifications to articles or bylaws and the implementation of shareholder rights plans or so called “poison pills.”
We will not support proposals that have the potential to reduce shareholder rights, such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests.
In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:
Capital Stock – Subject to local market standards, Janus Henderson Investors will generally vote in favor of proposals seeking to increase the number of shares of common or preferred stock authorized for issue unless the company does not adequately justify the need for the additional shares. Janus Henderson Investors will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend, and other rights are determined at the discretion of the board of directors when the stock is issued (“blank check stock”). Janus Henderson Investors will generally vote against proposals for different classes of stock with different voting rights.

Stock Splits – Janus Henderson Investors will generally vote in favor of proposals to split shares unless they negatively affect the ability to trade shares or the economic value of a share.
Share Issuances - Janus Henderson Investors will generally vote in favor of proposals related to share issuances with and without preemptive rights, provided that voting in favor of such proposals is consistent with local market standards, such proposals are not considered excessive in the context of the issuer and such proposals do not provide for different levels of voting rights.
Debt Issuances – Janus Henderson Investors will generally evaluate proposals regarding the issuance of debt, including convertible debt, on a case- by-case basis.
Mergers, Acquisitions and Other Significant Corporate Transactions – Janus Henderson Investors will generally evaluate proposals regarding acquisitions, mergers, related party transactions, tender offers, or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes.
Reorganization, Restructuring and Liquidation – Janus Henderson Investors will generally evaluate plans of reorganization, restructuring and liquidation on a case-by-case basis.
Shareholder Rights Plans and Other Anti-Takeover Mechanisms – Janus Henderson Investors will generally vote against shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer. This general policy supersedes any other more specific policy to the contrary.
Change in Jurisdiction of Incorporation or Organization - Janus Henderson Investors will generally vote in favor of proposals regarding changes in the jurisdiction of incorporation or organization of an issuer.
Confidential Voting – Janus Henderson Investors will generally vote in favor of proposals to provide for confidential voting and independent tabulation of voting results.
Supermajority Voting – Janus Henderson Investors will generally vote against proposals to provide for supermajority voting (e.g., to approve acquisitions or mergers).
Special Meetings – Janus Henderson Investors will generally vote in favor of management proposals to allow shareholders to call special meetings. Janus Henderson Investors will generally vote in favor of shareholder proposals to allow shareholders to call special meetings, unless such right is already provided at a level consistent with local best practice and the shareholder proposal would further reduce the required threshold. Such proposals will be evaluated on a case-by-case basis.
Written Consents – Janus Henderson Investors will generally vote in favor of management proposals to allow action by shareholders’ written consent. Where supported by the Proxy Voting Service, Janus Henderson Investors will generally evaluate shareholder proposals to allow action by shareholders’ written consent on a case-by-case basis; otherwise, Janus Henderson will generally vote against proposals to allow action by shareholders’ written consent.
Proxy Access – Janus Henderson Investors will generally evaluate proposals related to proxy access on a case-by-case basis.
Environmental and Social Issues
Janus Henderson Investors believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors, and the wider global community. Janus Henderson Investors also recognises the importance of environmental issues such as climate change and social issues such as diversity & inclusion to all these stakeholder groups.
As a fiduciary for its clients, Janus Henderson Investors is primarily concerned with the impact of proposals on a company’s performance and economic value. Janus Henderson Investors recognises that environmental and social issues are associated with risks, costs and benefits which can have a significant impact on company performance over the short and long term. When evaluating the merits of proposals on environmental and social issues, Janus Henderson Investors will weigh the risks, costs, and benefits of supporting the proposals against those presented by alternatives, including potentially seeking similar outcomes through direct engagement activities with management. Janus Henderson Investors will generally support management proposals addressing environmental and social issues unless we identify significant weaknesses relative to market practice or peers. Janus Henderson Investors will generally support shareholder proposals addressing environmental and social issues where we identify significant areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns.

Miscellaneous, Administrative and Routine Items
Janus Henderson Investors believes that management should generally have discretion to make certain types of decisions, including how to use existing capital. In addition, in certain jurisdictions, shareholder approval of certain routine or administrative matters may be required. On these types of issues, Janus Henderson Investors will generally defer to management unless it believes these decisions are not being made, or these actions are not being taken, in good faith.
In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:
Dividends – Janus Henderson Investors will generally vote in favor of management proposals relating to the issuance of dividends. Janus Henderson Investors will generally evaluate shareholder proposals relating to the issuance of dividends on a case-by-case basis.
Share Repurchase Plans - Janus Henderson Investors will generally vote in favor of management proposals regarding share repurchases. Janus Henderson Investors will generally evaluate shareholder proposals relating to share repurchases on a case-by-case basis.
“Other Business” – Janus Henderson Investors will generally vote against proposals to approve “other business” when it appears as a voting item.
Designation of Exclusive Forum - Janus Henderson Investors will generally vote in favor of proposals designating an exclusive forum in federal court or Delaware state court (for companies organised in Delaware). Janus Henderson Investors will generally evaluate proposals designating an exclusive forum in other jurisdictions on a case- by-case basis.
Proposals Outside the Guidelines
For proposals not specifically addressed by the Guidelines, Janus Henderson Investors generally provides implementation instructions to the Proxy Voting Service consistent with the principles and approaches outlined herein. Those instructions will frequently utilise or leverage the research and vote recommendations from the Proxy Voting Service. For proposals not specifically addressed by the Guidelines or the implementation instructions, or where Proxy Voting Service does not have research, analysis, and/or a recommendation available, Janus Henderson Investors will generally evaluate such proposals on a case-by-case basis.

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janushenderson.com
151 Detroit Street
Denver, Colorado 80206-4805
1-877-335-2687

JANUS INVESTMENT FUND
PART C - OTHER INFORMATION
ITEM 28.
Exhibits

Exhibit (a) – Articles of Incorporation
(a)(1)
Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

(a)(2)
Certificate of Amendment Establishing and Designating Series, dated September 16, 2003, is incorporated herein by reference to Exhibit 1(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File
No. 2-34393).

(a)(3)
Form of Certificate of Establishment and Designation for Janus Research Fund and Janus Explorer Fund is
incorporated herein by reference to Exhibit 1(kk) to Post-Effective Amendment No. 112, filed on
December 10, 2004 (File No. 2-34393).

(a)(4)	Certificate Redesignating Janus Explorer Fund is incorporated herein by reference to Exhibit 1(ll) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).
(a)(5)	Certificate Redesignating Janus Flexible Income Fund is incorporated herein by reference to Exhibit 1(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).
(a)(6)
Form of Certificate of Establishment and Designation of Janus Smart Portfolios is incorporated herein by reference to Exhibit 1(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No.
2-34393).

(a)(7)	Form of Certificate Redesignating Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 1(oo) to Post-Effective Amendment No. 117, filed on February 28, 2006 (File No. 2-34393).
(a)(8)
Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to N-14 Pre-Effective Amendment No. 1, filed on August 8, 2006 (File
No. 2-34393).

(a)(9)
Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14 Pre-Effective Amendment No. 1, filed on August 8, 2006 (File
No. 2-34393).

(a)(10)
Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(ss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File
No. 2-34393).

(a)(11)	Certificate Redesignating Janus Mercury Fund is incorporated herein by reference to Exhibit 1(tt) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).
(a)(12)
Certificate Redesignating Janus Mid Cap Value Fund, dated December 23, 2008, is incorporated herein by reference to Exhibit 1(vv) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No.
2-34393).

(a)(13)
Certificate Redesignating Janus Small Cap Value Fund, dated December 23, 2008, is incorporated herein by reference to Exhibit 1(ww) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No.
2-34393).

(a)(14)
Amendment to Certificate Redesignating Janus Mid Cap Value Fund, dated December 30, 2008, is incorporated herein by reference to Exhibit 1(xx) to Post-Effective Amendment No. 123, filed on
February 27, 2009 (File No. 2-34393).

(a)(15)
Amendment to Certificate Redesignating Janus Small Cap Value Fund, dated December 30, 2008, is incorporated herein by reference to Exhibit 1(yy) to Post-Effective Amendment No. 123, filed on
February 27, 2009 (File No. 2-34393).

(a)(16)
Certificate Redesignating INTECH Risk-Managed Stock Fund, dated February 24, 2009, is incorporated herein by reference to Exhibit 1(zz) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File
No. 2-34393).

(a)(17)
Form of Certificate of Establishment and Designation of Series and Share Classes is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(a)(18)
Form of Certificate of Establishment, Designation and Redesignation of Share Classes is incorporated herein by reference to Exhibit (a)(21) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No.
2-34393).

(a)(19)
Form of Certificate of Establishment, Designation and Redesignation of Share Classes is incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No.
2-34393).

(a)(20)
Certificate Redesignating Janus Global Opportunities Fund, dated July 7, 2010, is incorporated herein by reference to Exhibit (a)(23) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(a)(21)
Certificate Redesignating Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate, and Janus
Smart Portfolio – Conservative, dated July 22, 2010, is incorporated herein by reference to Exhibit (a)(25) to
Post-Effective Amendment No. 133, filed on August 25, 2010 (File No. 2-34393).

(a)(22)
Certificate Redesignating Janus Orion Fund, dated September 14, 2010, is incorporated herein by reference to
Exhibit (a)(27) to Post-Effective Amendment No. 134, filed on October 15, 2010 (File No. 2-34393).

(a)(23)
Certificate of Establishment and Designation of Series and Share Classes (Janus Emerging Markets Fund and
Janus Global Bond Fund) is incorporated herein by reference to Exhibit (a)(29) to Post-Effective Amendment
No. 137, filed on December 27, 2010 (File No. 2-34393).

(a)(24)
Form of Certificate of Establishment and Designation of Share Classes (Janus Venture Fund) is incorporated herein by reference to Exhibit (a)(31) to Post-Effective Amendment No. 148, filed on May 2, 2011 (File No.
2-34393).

(a)(25)
Certificate of Establishment and Designation of Series and Share Classes (Janus Asia Equity Fund) is
incorporated herein by reference to Exhibit (a)(34) to Post-Effective Amendment No. 157, filed on July 29,
2011 (File No. 2-34393).

(a)(26)
Certificate Redesignating INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund,
INTECH Risk-Managed Value Fund, and INTECH Risk-Managed International Fund, dated December 2,
2011, is incorporated herein by reference to Exhibit (a)(36) to Post-Effective Amendment No. 166, filed on
December 15, 2011 (File No. 2-34393).

(a)(27)
Certificate of Establishment and Designation of Series and Share Classes (INTECH Global Dividend Fund
and Perkins Select Value Fund), dated December 2, 2011, is incorporated herein by reference to Exhibit
(a)(37) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(a)(28)
Certificate of Establishment and Designation of Share Class (Class N Shares), dated May 22, 2012, is incorporated herein by reference to Exhibit (a)(39) to Post-Effective Amendment No. 175, filed on May 31,
2012 (File No. 2-34393).

(a)(29)
Certificate Redesignating Janus Conservative Allocation Fund, Janus Growth Allocation Fund, and Janus
Moderate Allocation Fund, dated February 11, 2013, is incorporated herein by reference to Exhibit (a)(43) to
Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(a)(30)
Certificate Redesignating Janus Worldwide Fund, dated March 11, 2013, is incorporated herein by reference to Exhibit (a)(45) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(a)(31)
Form of Certificate of Establishment and Designation of Series and Share Classes (Janus Multi-Sector
Income Fund) is incorporated herein by reference to Exhibit (a)(49) to Post-Effective Amendment No. 198,
filed on February 28, 2014 (File No. 2-34393).

(a)(32)
Form of Certificate of Establishment and Designation of Series and Share Classes (Janus Unconstrained Bond
Fund) is incorporated herein by reference to Exhibit (a)(50) to Post-Effective Amendment No. 203, filed on
May 23, 2014 (File No. 2-34393).

(a)(33)
Certificate Redesignating Janus Unconstrained Bond Fund, dated September 30, 2014, is incorporated herein by reference to Exhibit (a)(51) to Post-Effective Amendment No. 208, filed on October 28, 2014 (File No.
2-34393).

(a)(34)
Form of Certificate of Establishment and Designation of Share Class (INTECH Funds – Class N Shares) is
incorporated herein by reference to Exhibit (a)(52) to Post-Effective Amendment No. 208, filed on
October 28, 2014 (File No. 2-34393).

(a)(35)
Form of Certificate of Establishment and Designation of Share Class (INTECH U.S. Managed Volatility
Fund – Class D Shares) is incorporated herein by reference to Exhibit (a)(54) to Post-Effective Amendment
No. 213, filed on December 22, 2014 (File No. 2-34393).

(a)(36)
Certificate Redesignating INTECH U.S. Value Fund, INTECH U.S. Growth Fund, INTECH Global Dividend
Fund, and INTECH International Fund, dated December 12, 2014, is incorporated herein by reference to
Exhibit (a)(55) to Post-Effective Amendment No. 217, filed on January 28, 2015 (File No. 2-34393).

(a)(37)
Certificate of Establishment and Designation of Share Class (Janus Global Unconstrained Bond Fund –
Class R Shares), dated January 5, 2015, is incorporated herein by reference to Exhibit (a)(56) to
Post-Effective Amendment No. 218, filed on February 6, 2015 (File No. 2-34393).

(a)(38)
Certificate of Establishment and Designation of Janus Adaptive Global Allocation Fund, dated June 19, 2015, is incorporated herein by reference to Exhibit (a)(59) to Post-Effective Amendment No. 225, filed on
June 23, 2015 (File No. 2-34393).

(a)(39)
Certificate of Establishment and Designation of Share Class (Janus Forty Fund – Class D Shares), dated
January 25, 2017, is incorporated herein by reference to Exhibit (a)(61) to Post-Effective Amendment No.
241, filed on January 27, 2017 (File No. 2-34393).

(a)(40)
Certificate of Establishment and Designation of Share Class (Janus Global Technology Fund – Class N
Shares), dated January 25, 2017, is incorporated herein by reference to Exhibit (a)(62) to Post-Effective
Amendment No. 241, filed on January 27, 2017 (File No. 2-34393).

(a)(41)
Certificate of Establishment and Designation of Share Class (Janus Research Fund – Class R Shares), dated
January 25, 2017, is incorporated herein by reference to Exhibit (a)(63) to Post-Effective Amendment No.
241, filed on January 27, 2017 (File No. 2-34393).

(a)(42)
Certificate of Establishment and Designation of Janus Henderson All Asset Fund, Janus Henderson Dividend
& Income Builder Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund,
Janus Henderson Global Equity Income Fund, Janus Henderson International Long/Short Equity Fund, Janus
Henderson International Opportunities Fund, Janus Henderson International Small Cap Fund, Janus
Henderson Strategic Income Fund, and Janus Henderson U.S. Growth Opportunities Fund, dated February 15,
2017, is incorporated herein by reference to Exhibit (a)(64) to Post-Effective Amendment No. 242, filed on
February 16, 2017 (File No. 2-34393).

(a)(43)
Amended and Restated Certificate of Establishment and Designation of Janus Henderson All Asset Fund,
Janus Henderson Dividend & Income Builder Fund, Janus Henderson Emerging Markets Fund, Janus
Henderson European Focus Fund, Janus Henderson Global Income Equity Fund, Janus Henderson
International Long/Short Equity Fund, Janus Henderson International Opportunities Fund, Janus Henderson
International Small Cap Fund, Janus Henderson Strategic Income Fund, and Janus Henderson U.S. Growth
Opportunities Fund, dated May 25, 2017, is incorporated herein by reference to Exhibit (a)(65) to
Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).

(a)(44)	Certificate of Redesignation, dated June 30, 2017, is incorporated herein by reference to Exhibit (a)(52) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(a)(45)
Certificate of Establishment and Designation of Share Class (Class N Shares of Janus Henderson Asia Equity
Fund, Janus Henderson Global Life Sciences Fund, and Janus Henderson Global Real Estate Fund) is
incorporated herein by reference to Exhibit (a)(57) to Post-Effective Amendment No. 269, filed on
January 26, 2018 (File No. 2-34393).

(a)(46)
Certificate Redesignating Janus Henderson Global Unconstrained Bond Fund, dated March 1, 2019, is incorporated herein by reference to Exhibit (a)(59) to Post-Effective Amendment No. 289, filed on
August 29, 2019 (File No. 2-34393).

(a)(47)
Certificate Redesignating Janus Henderson Select Value Fund, dated August 1, 2019, is incorporated herein by reference to Exhibit (a)(60) to Post-Effective Amendment No. 289, filed on August 29, 2019 (File No.
2-34393).

(a)(48)
Certificate Redesignating Janus Henderson Strategic Income Fund, dated July 16, 2019, is incorporated herein by reference to Exhibit (a)(61) to Post-Effective Amendment No. 290, filed on October 28, 2019 (File
No. 2-34393).

(a)(49)
Certificate of Amendment of the Agreement and Declaration of Trust, dated September 20, 2019, is incorporated herein by reference to Exhibit (a)(62) to Post-Effective Amendment No. 290, filed on
October 28, 2019 (File No. 2-34393).

(a)(50)
Certificate Redesignating Janus Henderson Global Technology Fund, dated January 23, 2020 is incorporated herein by reference to Exhibit (a)(63) to Post-Effective Amendment No. 293, filed on January 28, 2020 (File
No. 2-34393).

(a)(51)
Certificate of Establishment and Designation of Janus Henderson Global Sustainable Equity Fund, dated
June 17, 2020, is incorporated herein by reference to Exhibit (a)(56) to Post-Effective Amendment No. 297,
filed on June 25, 2020 (File No. 2-34393).

(a)(52)
Certificate of Establishment and Designation of Share Class (Class R Shares of Janus Henderson Global
Sustainable Equity Fund), dated January 14, 2021, is incorporated herein by reference to Exhibit (a)(56) to
Post-Effective Amendment No. 302, filed on January 28, 2021 (File No. 2-34393).

(a)(53)
Certificate Redesignating Janus Henderson Short-Term Bond Fund, dated October 27, 2021, is incorporated herein by reference to Exhibit (a)(55) to Post-Effective Amendment No. 304, filed on January 28, 2022 (File
No. 2-34393).

(a)(54)
Certificate Redesignating Janus Henderson U.S. Managed Volatility Fund, dated June 10, 2022, is incorporated herein by reference to Exhibit (a)(54) to Post-Effective Amendment No. 309, filed on
August 16, 2022 (File No. 2-34393).

(a)(55)
Certificate of Establishment and Designation of Janus Henderson Sustainable Multi-Asset Allocation Fund,
dated August 2, 2022, is incorporated herein by reference to Exhibit (a)(55) to Post-Effective Amendment
No. 309, filed on August 16, 2022 (File No. 2-34393).

(a)(56)
Certificate Redesignating Janus Henderson Dividend & Income Builder Fund, dated October 19, 2022, is incorporated herein by reference to Exhibit (a)(56) to Post-Effective Amendment No. 313, filed on
October 28, 2022 (File No. 2-34393).

(a)(57)
Certificate of Establishment and Designation of Janus Henderson U.S. Dividend Income Fund, dated
December 5, 2022, is incorporated herein by reference to Exhibit (a)(57) to Post-Effective No. 314, filed on
December 20, 2022 (File No. 2-34393).

(a)(58)	Certificate of Termination of Janus Henderson Sustainable Multi-Asset Allocation Fund, dated November 5, 2025, is filed herein as Exhibit (a)(58).
(a)(59)	Certificate of Termination of Janus Henderson Global Bond Fund and Janus Henderson Adaptive Global Allocation Fund, dated November 5, 2025, is filed herein as Exhibit (a)(59).
(a)(60)
Certificate of Establishment and Designation of Janus Henderson Transition Fund, dated July 9, 2024, is incorporated herein by reference to Exhibit (a)(58) to Post-Effective Amendment No. 325, filed on
August 16, 2024 (File No. 2-34393).

(a)(61)
Certificate of Termination of Janus Henderson Transition Fund, dated August 6, 2024, is incorporated herein by reference to Exhibit (a)(59) to Post-Effective Amendment No. 325, filed on August 16, 2024 (File No.
2-34393).

(a)(62)
Certificate of Establishment, Designation, and Redesignation of Share Classes (Class I Shares, Class D
Shares, Class T Shares and Class N Shares of Janus Henderson Government Money Market Fund), dated
October 23, 2024, is incorporated herein by reference to Exhibit (a)(60) to Post-Effective Amendment No.
328, filed on August 28, 2024 (File No. 2-34393).

(a)(63)
Certificate Redesignating Janus Henderson Responsible International Dividend Fund, dated June 25, 2025, is incorporated herein by reference to Exhibit (a)(61) to Post-Effective Amendment No. 332, filed on
October 28, 2025 (File No. 2-34393).

(a)(64)
Form of Certificate of Termination of Janus Henderson Emerging Markets Fund, is incorporated herein by reference to Exhibit (a)(62) to Post-Effective Amendment No. 332, filed on October 28, 2025 (File No.
2-34393).

Exhibit (b) – By-laws
(b)(1)	Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).
(b)(2)	First Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).
(b)(3)	Second Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(g) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).
Exhibit (c) – Instruments Defining Rights of Security Holders
(c)(1)	Specimen Stock Certificate for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).
(c)(2)	Specimen Stock Certificate for Janus Worldwide Fund is incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

(c)(3)	Specimen Stock Certificate for Janus Flexible Income Fund(1) is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).
(c)(4)	Specimen Stock Certificate for Janus Venture Fund(1) is incorporated herein by reference to Exhibit 4(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).
(c)(5)	Specimen Stock Certificate for Janus Enterprise Fund is incorporated herein by reference to Exhibit 4(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).
(c)(6)	Specimen Stock Certificate for Janus Balanced Fund is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).
(c)(7)	Specimen Stock Certificate for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 4(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).
(c)(8)	Specimen Stock Certificate for Janus Mercury Fund is incorporated herein by reference to Exhibit 4(l) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).
(c)(9)	Specimen Stock Certificate for Janus Overseas Fund is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).
(c)(10)
Revised Specimen Stock Certificates for Janus High-Yield Fund and Janus Olympus Fund are incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File
No. 2-34393).

(c)(11)
Form of Specimen Stock Certificate for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 3(r) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

(c)(12)
Form of Specimen Stock Certificate for Janus Global Technology Fund is incorporated herein by reference to
Exhibit 3(s) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

Exhibit (d) – Investment Advisory Contracts
(d)(1)
Investment Advisory Agreement for Janus Henderson Global Equity Income Fund, dated June 5, 2017, is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 329, filed on January 28,
2025 (File No. 2-34393).

(d)(2)
Investment Advisory Agreement for Janus Henderson European Focus Fund, dated June 5, 2017, is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 329, filed on January 28,
2025 (File No. 2-34393).

(d)(3)
Investment Advisory Agreement for Janus Henderson Strategic Income Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 329, filed on January 28,
2025 (File No. 2-34393).

(d)(4)
Investment Advisory Agreement for Janus Henderson Dividend & Income Builder Fund, dated June 5, 2017, is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 329, filed on
January 28, 2025 (File No. 2-34393).

(d)(5)
Investment Advisory Agreement for Janus Henderson Flexible Bond Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(24) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(6)
Investment Advisory Agreement for Janus Henderson Global Allocation Fund - Conservative, dated May 30,
2017, is incorporated herein by reference to Exhibit (d)(25) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(7)
Investment Advisory Agreement for Janus Henderson Global Allocation Fund - Moderate, dated May 30,
2017, is incorporated herein by reference to Exhibit (d)(26) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(8)
Investment Advisory Agreement for Janus Henderson Global Allocation Fund - Growth, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(27) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(9)
Investment Advisory Agreement for Janus Henderson Global Unconstrained Bond Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(30) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(1)
Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

(d)(10)
Investment Advisory Agreement for Janus Henderson Government Money Market Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(31) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(11)
Investment Advisory Agreement for Janus Henderson High-Yield Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(32) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(12)
Investment Advisory Agreement for Janus Henderson Mid Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(35) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(13)
Investment Advisory Agreement for Janus Henderson Money Market Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(36) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(14)
Amended and Restated Investment Advisory Agreement for Janus Henderson Multi-Sector Income Fund,
dated October 28, 2024, is incorporated herein by reference to Exhibit (d)(18) to Post-Effective Amendment
No. 328, filed on October 28, 2024 (File No. 2-34393).

(d)(15)
Investment Advisory Agreement for Janus Henderson Short-Term Bond Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(40) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(16)	Amended and Restated Investment Advisory Agreement for Janus Henderson Small Cap Value Fund, dated December 15, 2025, is filed herein as Exhibit (d)(16).
(d)(17)
Investment Advisory Agreement for Janus Henderson U.S. Managed Volatility Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(42) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(18)
Investment Advisory Agreement for Janus Henderson Balanced Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(58) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(19)
Investment Advisory Agreement for Janus Henderson Contrarian Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(59) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(20)
Investment Advisory Agreement for Janus Henderson Enterprise Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(60) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(21)
Investment Advisory Agreement for Janus Henderson Forty Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(61) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No.
2-34393).

(d)(22)
Investment Advisory Agreement for Janus Henderson Global Life Sciences Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(62) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(23)
Investment Advisory Agreement for Janus Henderson Global Real Estate Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(63) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(24)
Investment Advisory Agreement for Janus Henderson Global Research Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(64) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(25)
Investment Advisory Agreement for Janus Henderson Global Select Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(65) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(26)
Investment Advisory Agreement for Janus Henderson Global Technology Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(66) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(27)
Investment Advisory Agreement for Janus Henderson Growth and Income Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(68) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(28)
Investment Advisory Agreement for Janus Henderson Overseas Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(70) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(29)
Investment Advisory Agreement for Janus Henderson Research Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(71) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(30)
Investment Advisory Agreement for Janus Henderson Triton Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(72) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(31)
Investment Advisory Agreement for Janus Henderson Venture Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(73) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(32)
Investment Advisory Agreement for Janus Henderson Emerging Markets Fund, dated June 5, 2017, is incorporated herein by reference to Exhibit (d)(57) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(33)
Amendment dated February 15, 2019 to the Investment Advisory Agreement for Janus Henderson Global
Unconstrained Bond Fund, is incorporated herein by reference to Exhibit (d)(92) to Post-Effective
Amendment No. 289, filed on August 29, 2019 (File No. 2-34393).

(d)(34)
Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund,
dated August 1, 2019, is incorporated herein by reference to Exhibit (d)(93) to Post-Effective Amendment
No. 289, filed on August 29, 2019 (File No. 2-34393).

(d)(35)	Amended and Restated Investment Advisory Agreement for Janus Henderson Short Duration Flexible Bond Fund, dated January 2, 2026, is filed herein as Exhibit (d)(35).
(d)(36)
Amendment dated January 28, 2020 to the Investment Advisory Agreement for Janus Henderson Global
Technology Fund, is incorporated herein by reference to Exhibit (d)(97) to Post-Effective Amendment No.
293, filed on January 28, 2020 (File No. 2-34393).

(d)(37)
Amended and Restated Investment Advisory Agreement for Janus Henderson Global Sustainable Equity
Fund, effective July 15, 2021, is incorporated herein by reference to Exhibit (d)(69) to Post-Effective
Amendment No. 304, filed on January 28, 2022 (File No. 2-34393).

(d)(38)
Investment Advisory Agreement for Janus Henderson U.S. Dividend Income Fund, dated December 12,
2022, is incorporated herein by reference to Exhibit (d)(63) to Post-Effective Amendment No. 316, filed on
October 28, 2023 (File No. 2-34393).

Exhibit (e) – Underwriting Contracts
(e)(1)
Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated May 30, 2017, is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 257, filed on August 11,
2017 (File No. 2-34393).

Exhibit (f) – Bonus or Profit Sharing Contracts (Not Applicable)
Exhibit (g) – Custodian Agreements
(g)(1)
Custodian Contract, dated October 19, 2017, between Janus Investment Fund and BNP Paribas, is incorporated herein by reference to Exhibit (g)(27) to Post-Effective Amendment No. 263, filed on
November 13, 2017 (File No. 2-34393).

(g)(2)
Letter Agreement to Custodian Contract, dated September 19, 2025, between Janus Investment Fund and
BNP Paribas, with updated Appendix 1, is incorporated herein by reference to Exhibit (g)(2) to
Post-Effective Amendment No. 332, filed on October 28, 2025 (File No. 2-34393).

Exhibit (h) – Other Material Contracts
(h)(1)
Administration Agreement dated July 1, 1997, between Janus Investment Fund and Janus Capital
Corporation, on behalf of Janus Money Market Fund, is incorporated herein by reference to Exhibit (h)(1) to
Post-Effective Amendment No. 329, filed on January 28, 2025 (File No. 2-34393).

(h)(2)
Administration Agreement dated July 1, 1997, between Janus Investment Fund and Janus Capital
Corporation, on behalf of Janus Government Money Market Fund, is incorporated herein by reference to
Exhibit (h)(2) to Post-Effective Amendment No. 329, filed on January 28, 2025 (File No. 2-34393).

(h)(3)
Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC, is incorporated herein by reference to Exhibit 8(u) to Post-Effective Amendment
No. 105, filed on December 13, 2002 (File No. 2-34393).

(h)(4)
Amendment dated June 14, 2006 to Administration Agreement, between Janus Investment Fund and Janus
Capital Management LLC, on behalf of Janus Government Money Market Fund, is incorporated herein by reference to Exhibit 8(mmm) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No.
2-34393).

(h)(5)
First Amendment dated December 14, 2007 to the Amended and Restated Transfer Agency Agreement,
between Janus Investment Fund and Janus Services LLC, is incorporated herein by reference to Exhibit
8(yyy) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

(h)(6)
Second Amendment dated October 2, 2008 to the Amended and Restated Transfer Agency Agreement,
between Janus Investment Fund and Janus Services LLC, is incorporated herein by reference to Exhibit
8(cccc) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(h)(7)
Administration Agreement dated June 23, 2011, between Janus Investment Fund and Janus Capital
Management LLC, is incorporated herein by reference to Exhibit (h)(134) to Post-Effective Amendment No.
163, filed on October 28, 2011 (File No. 2-34393).

(h)(8)
Amendment dated June 5, 2017 to Administration Agreement, between Janus Investment Fund and Janus
Capital Management LLC, on behalf of Janus Government Money Market Fund, is incorporated herein by reference to Exhibit (h)(113) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No.
2-34393).

(h)(9)
Amendment dated June 5, 2017 to Administration Agreement, between Janus Investment Fund and Janus
Capital Management LLC, on behalf of the Janus Global Allocation Funds, is incorporated herein by reference to Exhibit (h)(114) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No.
2-34393).

(h)(10)
Amendment dated June 5, 2017 to Administration Agreement, between Janus Investment Fund and Janus
Capital Management LLC, on behalf of Janus Money Market Fund, is incorporated herein by reference to
Exhibit (h)(115) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(h)(11)
Third Amendment dated May 26, 2017 to the Amended and Restated Transfer Agency Agreement, between
Janus Investment Fund and Janus Services LLC, is incorporated herein by reference to Exhibit (h)(117) to
Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(h)(12)
Amendment dated July 1, 2019 to the Amended and Restated Transfer Agency Agreement, between Janus
Investment Fund and Janus Services LLC, is incorporated herein by reference to Exhibit (h)(128) to
Post-Effective Amendment No. 289, filed on August 29, 2019 (File No. 2-34393).

(h)(13)
Letter Agreement dated September 19, 2025 to the Amended and Restated Transfer Agency Agreement,
between Janus Henderson Services US LLC and Janus Investment Fund, with revised Appendix A, is incorporated herein by reference to Exhibit (h)(14) to Post-Effective Amendment No. 332, filed on
October 28, 2025 (File No. 2-34393).

(h)(14)
Expense Limitation Agreement dated September 11, 2025, between Janus Henderson Investors US LLC and
Janus Investment Fund, regarding certain series with a June 30 fiscal year end, is incorporated herein by reference to Exhibit (h)(15) to Post-Effective Amendment No. 332, filed on October 28, 2025 (File No.
2-34393).

(h)(15)	Form of Fund of Funds Investment Agreement is incorporated herein by reference to Exhibit (h)(150) to Post-Effective Amendment No. 313, filed on October 28, 2022 (File No. 2-34393).
(h)(16)
Expense Limitation Agreement dated December 15, 2025, between Janus Henderson Investors US LLC and
Janus Investment Fund, regarding certain series with a September 30 fiscal year end, is filed herein as
Exhibit (h)(16).

(h)(17)
Amendment dated October 18, 2024 to Administration Agreement, between Janus Henderson Investors US
LLC and Janus Investment Fund, on behalf of Janus Henderson Government Money Market Fund, is incorporated herein by reference to Exhibit (h)(134) to Post-Effective Amendment No. 328, filed on
October 28, 2024 (File No. 2-34393).

(h)(18)
Letter Agreement dated September 19, 2025 to Administration Agreement, between Janus Henderson
Investors US LLC and Janus Investment Fund, with revised Appendix A, is incorporated herein by reference to Exhibit (h)(19) to Post-Effective Amendment No. 332, filed on October 28, 2025 (File No. 2-34393).

(h)(19)
Amendment dated October 28, 2024 to Administration Agreement, between Janus Henderson Investors US
LLC and Janus Investment Fund, on behalf of Janus Henderson Money Market Fund, is incorporated herein by reference to Exhibit (h)(21) to Post-Effective Amendment No. 329, filed on January 28, 2025 (File No.
2-34393).

(h)(20)
Affiliated Fund Fee Waiver Agreement between Janus Henderson Investors US LLC and Janus Investment
Fund, regarding Janus Henderson High Yield Fund, dated September 11, 2025, is incorporated herein by reference to Exhibit (h)(22) to Post-Effective Amendment No. 332, filed on October 28, 2025 (File No.
2-34393).

(h)(21)
Expense Limitation Agreement dated December 15, 2025, between Janus Henderson Investors US LLC and
Janus Investment Fund, on behalf of Janus Henderson Short Duration Flexible Bond Fund, is filed herein as
Exhibit (h)(21).

Exhibit (i) – Legal Opinion
(i)(1)
Opinion and Consent of Counsel with respect to shares of Janus Growth and Income Fund and Janus
Worldwide Fund is incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 79,
filed on December 18, 1996 (File No. 2-34393).

(i)(2)
Opinion and Consent of Counsel with respect to shares of Janus Enterprise Fund, Janus Balanced Fund and
Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 10(c) to Post-Effective
Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

(i)(3)
Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Venture Fund is incorporated herein by reference to Exhibit 10(e) to Post-Effective Amendment No. 81, filed on June 26,
1997 (File No. 2-34393).

(i)(4)
Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Flexible Income
Fund is incorporated herein by reference to Exhibit 10(f) to Post-Effective Amendment No. 81, filed on
June 26, 1997 (File No. 2-34393).

(i)(5)
Opinion and Consent of Counsel with respect to shares of Janus Overseas Fund is incorporated herein by reference to Exhibit 10(i) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

(i)(6)
Opinion and Consent of Counsel with respect to shares of Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 10(l) to Post-Effective Amendment No. 68, filed on
September 14, 1995 (File No. 2-34393).

(i)(7)
Opinion and Consent of Counsel with respect to shares of Janus Money Market Fund, Janus Government
Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to
Exhibit 10(o) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393).

(i)(8)
Opinion and Consent of Counsel with respect to shares of Janus Global Life Sciences Fund filed as Exhibit
10(p) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

(i)(9)
Opinion and Consent of Counsel with respect to shares of Janus Global Life Sciences Fund and Janus Global
Technology Fund is incorporated herein by reference to Exhibit 9(q) to Post-Effective Amendment No. 85,
filed on September 10, 1998 (File No. 2-34393).

(i)(10)
Opinion and Consent of Counsel with respect to shares of Janus Orion Fund is incorporated herein by reference to Exhibit 9(s) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

(i)(11)
Opinion and Consent of Counsel with respect to Janus Mid Cap Value Fund and Janus Small Cap Value
Fund dated April 17, 2003, is incorporated herein by reference to Exhibit 9(x) to Post-Effective Amendment
No. 109, filed on April 17, 2003 (File No. 2-34393).

(i)(12)
Opinion and Consent of Counsel with respect to Janus Explorer Fund and Janus Research Fund is incorporated herein by reference to Exhibit 9(y) to Post-Effective Amendment No. 112, filed on
December 10, 2004 (File No. 2-34393).

(i)(13)
Opinion and Consent of Counsel with respect to Janus Smart Portfolio – Growth, Janus Smart Portfolio –
Moderate and Janus Smart Portfolio – Conservative is incorporated herein by reference to Exhibit 9(z) to
Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

(i)(14)
Opinion and Consent of Counsel with respect to Janus Investment Fund Class A, C, R, S, and I Shares, as
applicable, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(22) to Post-Effective
Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(i)(15)
Opinion and Consent of Counsel with respect to Janus Forty Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(23) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No.
2-34393).

(i)(16)
Opinion and Consent of Counsel with respect to Janus Global Real Estate Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(24) to Post-Effective Amendment No. 126, filed on July 2,
2009 (File No. 2-34393).

(i)(17)
Opinion and Consent of Counsel with respect to INTECH Risk-Managed Value Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(27) to Post-Effective Amendment No. 126, filed on July 2,
2009 (File No. 2-34393).

(i)(18)
Opinion and Consent of Counsel with respect to Perkins Select Value Fund, dated December 15, 2011, is incorporated herein by reference to Exhibit (i)(41) to Post-Effective Amend No. 167, filed on December 15,
2011 (File No. 2-34393).

(i)(19)
Opinion and Consent of Counsel with respect to Janus Investment Fund Class N Shares, dated May 31, 2012, is incorporated herein by reference to Exhibit (i)(43) to Post-Effective Amendment No. 175, filed on May 31,
2012 (File No. 2-34393).

(i)(20)
Opinion and Consent of Counsel with respect to Janus Multi-Sector Income Fund, dated February 28, 2014, is incorporated herein by reference to Exhibit (i)(46) to Post-Effective Amendment No. 198, filed on
February 28, 2014 (File No. 2-34393).

(i)(21)
Opinion and Consent of Counsel with respect to Janus Unconstrained Bond Fund, dated May 27, 2014, is incorporated herein by reference to Exhibit (i)(47) to Post-Effective Amendment No. 203, filed on May 23,
2014 (File No. 2-34393).

(i)(22)
Opinion and Consent of Counsel with respect to Class D Shares of INTECH U.S. Managed Volatility Fund,
dated December 22, 2014, is incorporated herein by reference to Exhibit (i)(49) to Post-Effective Amendment
No. 213, filed on December 22, 2014 (File No. 2-34393).

(i)(23)
Opinion and Consent of Counsel with respect to Class R Shares of Janus Global Unconstrained Bond Fund,
dated January 8, 2015, is incorporated herein by reference to Exhibit (i)(50) to Post-Effective Amendment
No. 218, filed on February 6, 2015 (File No. 2-34393).

(i)(24)
Opinion and Consent of Counsel with respect to Class D Shares of Janus Forty Fund, dated January 26,
2017, is incorporated herein by reference to Exhibit (i)(53) to Post-Effective Amendment No. 241, filed on
January 27, 2017 (File No. 2-34393).

(i)(25)
Opinion and Consent of Counsel with respect to Class N Shares of Janus Global Technology Fund, dated
January 26, 2017, is incorporated herein by reference to Exhibit (i)(54) to Post-Effective Amendment No.
241, filed on January 27, 2017 (File No. 2-34393).

(i)(26)
Opinion and Consent of Counsel with respect to Class R Shares of Janus Research Fund, dated January 26,
2017, is incorporated herein by reference to Exhibit (i)(55) to Post-Effective Amendment No. 241, filed on
January 27, 2017 (File No. 2-34393).

(i)(27)
Opinion and Consent of Counsel with respect to Janus Henderson Emerging Markets Fund, Janus Henderson
International Opportunities Fund, Janus Henderson Global Equity Income Fund, Janus Henderson European
Focus Fund, Janus Henderson Strategic Income Fund, Janus Henderson All Asset Fund, Janus Henderson
International Long/Short Equity Fund, Janus Henderson Dividend & Income Builder Fund, Janus
Henderson U.S. Growth Opportunities Fund, and Janus Henderson International Small Cap Fund, dated
June 2, 2017, is incorporated herein by reference to Exhibit (i)(56) to Post-Effective Amendment No. 251,
filed on June 5, 2017 (File No. 2-34393).

(i)(28)
Opinion and Consent of Counsel with respect to Class N Shares of Janus Henderson Asia Equity Fund, Janus
Henderson Global Life Sciences Fund, and Janus Henderson Global Real Estate Fund, dated January 26,
2018, is incorporated herein by reference to Exhibit (i)(43) to Post-Effective Amendment No. 269, filed on
January 26, 2018 (File No. 2-34393).

(i)(29)
Opinion and Consent of Counsel with respect to Janus Henderson Global Sustainable Equity Fund, dated
June 25, 2020, is incorporated herein by reference to Exhibit (i)(41) to Post-Effective Amendment No. 297,
filed on June 25, 2020 (File No. 2-34393).

(i)(30)
Opinion and Consent of Counsel with respect to Class R Shares of Janus Henderson Global Sustainable
Equity Fund, is incorporated herein by reference to Exhibit (i)(41) to Post-Effective Amendment No. 302,
filed on January 28, 2021 (File No. 2-34393).

(i)(31)
Opinion and Consent of Counsel with respect to Janus Henderson U.S. Dividend Income Fund, dated
December 14, 2022, is incorporated herein by reference to Exhibit (i)(35) to Post-Effective Amendment No.
314, filed on December 20, 2022 (File No. 2-34393).

(i)(32)
Opinion and Consent of Counsel with respect to Class I Shares and Class N Shares of Janus Henderson
Government Money Market Fund, dated October 17, 2024, is incorporated herein by reference to Exhibit
(i)(32) to Post-Effective Amendment No. 327, filed on October 18, 2024 (File No. 2-34393).

Exhibit (j) – Other Opinions (Not Applicable)
(j)(1)	Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit (j)(1).
Exhibit (k) – Omitted Financial Statements (Not Applicable)
Exhibit (l) – Initial Capital Agreements (Not Applicable)
Exhibit (m) – Rule 12b-1 Plan
(m)(1)
Distribution and Shareholder Servicing Plan for Class A Shares, dated July 6, 2009, is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 313, filed on October 28, 2022 (File No.
2-34393).

(m)(2)
Distribution and Shareholder Servicing Plan for Class C Shares, dated July 6, 2009, is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 313, filed on October 28, 2022 (File No.
2-34393).

(m)(3)
Distribution and Shareholder Servicing Plan for Class R Shares, dated July 6, 2009, is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 313, filed on October 28, 2022 (File No.
2-34393).

(m)(4)
Distribution and Shareholder Servicing Plan for Class S Shares, dated July 6, 2009, is incorporated herein by reference to Exhibit (m)(4) to Post-Effective Amendment No. 313, filed on October 28, 2022 (File No.
2-34393).

Exhibit (n) – Rule 18f-3 Plan
(n)(1)
Amended Rule 18f-3 Plan, for Janus Henderson non money market funds, dated December 31, 2020, is incorporated herein by reference to Exhibit (n)(7) to Post-Effective Amendment No. 302, filed on January 28,
2021 (File No. 2-34393).

(n)(2)
Amended Rule 18f-3 Plan, for Janus Henderson money market funds, dated August 8, 2024, is incorporated herein by reference to Exhibit (n)(2) to Post-Effective Amendment No. 330, filed on April 10, 2025 (File No.
2-34393).

Exhibit (o) – Reserved
Exhibit (p) – Codes of Ethics
(p)(1)	Janus Henderson Code of Ethics, as revised January 1, 2026, is filed herein as Exhibit (p)(1).
Exhibit (q) – Power of Attorney
(q)(1)	Powers of Attorney, dated November 29, 2019, August 30, 2022, and August 14, 2024, is filed herein as Exhibit (q)(1).

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ITEM 29.
Persons Controlled by or Under Common Control with Registrant
The Board of Trustees of Janus Investment Fund is the same as that of Janus Aspen Series. Nonetheless, Janus Investment Fund takes the position that it is not under common control with Janus Aspen Series because the power residing in the respective boards arises as the result of an official position with each respective Trust.
In addition to serving as the investment adviser of Janus Investment Fund, Janus Henderson Investors US LLC serves as the investment adviser of Clayton Street Trust, Janus Aspen Series, and Janus Detroit Street Trust, three registered open-end investment management companies. Additionally, certain officers of Janus Investment Fund and Janus Aspen Series serve as officers of

Clayton Street Trust and Janus Detroit Street Trust. Nonetheless, Janus Investment Fund takes the position that it is not under common control with such other Trusts because the power residing in the respective officers arises as a result of an official position with each respective Trust.
ITEM 30.
Indemnification
Article VI of Janus Investment Fund’s (the “Trust”) Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither “interested persons” (as defined under the Investment Company Act of 1940, as amended, i.e., “Non-interested Trustees”) of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of Non-interested Trustees, or independent legal counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.
Additionally, each Non-interested Trustee has entered into an Indemnification Agreement with the Trust, which agreement provides that the Trust shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer, employee or authorized agent of the Trust to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The Indemnification Agreement cannot be altered without the consent of the Non-interested Trustee and the Trust. In addition, the Indemnification Agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient, and certain. In accordance with Section 17(h) of the 1940 Act, the Indemnification Agreement does not protect a Non-interested Trustee against any liability to the Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
ITEM 31.
Business and Other Connections of Investment Adviser
The only business of Janus Henderson Investors US LLC is to serve as the investment adviser and administrator of the Registrant and as investment adviser or subadviser to several other mutual funds, exchange-traded funds, unregistered investment companies, and for individual, charitable, corporate, private, and retirement accounts. Business backgrounds of the principal executive officers and directors of the investment adviser that also hold positions with the Registrant are included under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. The principal executive officers of the investment adviser and their position(s) with the adviser are listed in Schedule A of the adviser’s Form ADV as filed with the Securities and Exchange Commission (File No. 801-13991, dated September 9, 2025), which information from such schedule is incorporated herein by reference.
ITEM 32.
Principal Underwriters
(a)
Janus Henderson Distributors US LLC (“Janus Henderson Distributors”) serves as principal underwriter for the Registrant, Janus Aspen Series, and Clayton Street Trust.
(b)
The principal business address, positions with Janus Henderson Distributors, and positions with the Registrant of Michelle Rosenberg, Kristin Mariani, and Stephanie Grauerholz, officers of Janus Henderson Distributors, are described under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. The principal executive officers of Janus Henderson Distributors are as follows:

Name	Position(s) with Janus Henderson Distributors
Berg Crawford	Chief Accounting Officer
Peter Falconer	Assistant Secretary
Stephanie Grauerholz	Deputy General Counsel
Karlene J. Lacy	Global Head of Tax
Kristin Mariani	Head of Compliance, North America
Michelle R. Rosenberg	General Counsel and Secretary
Steven Saba	Director, Corporate Accounting

Name	Position(s) with Janus Henderson Distributors
Kevin Rosenfeld	Head of Privacore Sales
Michael Schweitzer	President
Bretton Utz	Deputy Chief Compliance Officer
Messrs. Crawford, Falconer, Saba, and Schweitzer, and Mses. Lacy and Utz do not hold any positions with the Registrant. Their principal business address is 151 Detroit Street, Denver, Colorado 80206-4805. Mr. Rosenfeld does not hold any positions with the Registrant. His principal business address is 1411 Broadway, Floor 17, New York City, New York 10019-3310.
(c)
Not Applicable.
ITEM 33.
Location of Accounts and Records
The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Janus Henderson Investors US LLC, 151 Detroit Street, Denver, Colorado 80206-4805; Iron Mountain, 5151 E. 46th Avenue, Denver, Colorado 80216, 11333 E. 53rd Avenue, Denver, Colorado 80239, 3576 Moline Street, Aurora, Colorado 80010, 3900 Nome Street, Units A&J, Denver, Colorado 80239, 3500 North Windsor Drive, Suite 100, Denver, Colorado 80239, and 3344 Moline Street, Aurora Colorado 80010; Janus Henderson Services US LLC, 151 Detroit Street, Denver, Colorado 80206-4805; BNP Paribas, 787 Seventh Avenue, New York, New York 10019; JPMorgan Chase Bank, National Association, 383 Madison Avenue, New York, New York 10179; and BNP Paribas Financial Services, LLC, 720 South Colorado Blvd., Denver, Colorado 80246. Certain records relating to the day-to-day portfolio management of Janus Henderson Absolute Return Income Opportunities Fund are kept at the offices of Janus Henderson Investors US LLC, 100 Bayview Circle, Suite 670, Newport Beach, California 92660. Certain records relating to the day-to-day portfolio management of Janus Henderson Mid Cap Value Fund, Janus Henderson Small Cap Value Fund, and Janus Henderson Small-Mid Cap Value Fund are kept at the offices of Janus Henderson Investors US LLC, 71 S. Wacker Drive, Suite 3410, Chicago, Illinois 60606. Certain records relating to the day-to-day portfolio management of Janus Henderson Global Real Estate Fund, Janus Henderson Global Equity Income Fund, Janus Henderson European Focus Fund, Janus Henderson Developed World Bond Fund, Janus Henderson Global Sustainable Equity Fund, and Janus Henderson International Dividend Fund are kept at the offices of Janus Henderson Investors UK Limited, 201 Bishopsgate, London EC2M 3AE.
ITEM 34.
Management Services
The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.
ITEM 35.
Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 27th day of January, 2026.
JANUS INVESTMENT FUND
By:	/s/ Michelle R. Rosenberg
Michelle R. Rosenberg, President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Michelle R. Rosenberg	President and Chief Executive Officer (Principal Executive Officer)	January 27, 2026
Michelle R. Rosenberg
/s/ Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)	January 27, 2026
Jesper Nergaard
Alan A. Brown*	Chairman and Trustee	January 27, 2026
Alan A. Brown
Cheryl D. Alston*	Trustee	January 27, 2026
Cheryl D. Alston
Raudline Etienne*	Trustee	January 27, 2026
Raudline Etienne
Darrell B. Jackson*	Trustee	January 27, 2026
Darrell B. Jackson
Dominic Janssens*	Trustee	January 27, 2026
Dominic Janssens
William F. McCalpin*	Trustee	January 27, 2026
William F. McCalpin
Gary A. Poliner*	Trustee	January 27, 2026
Gary A. Poliner

/s/ Stephanie Grauerholz
*By:	Stephanie Grauerholz Attorney-In-Fact
*Pursuant to Powers of Attorney, dated November 29, 2019, August 30, 2022, and August 14, 2024, is filed herein as Exhibit (q)(1).

INDEX OF EXHIBITS
Exhibit Number	Exhibit Title
Exhibit (a)(58)	Certificate of Termination - Janus Henderson Sustainable Multi-Asset Allocation Fund
Exhibit (a)(59)	Certificate of Termination - Janus Henderson Adaptive Global Allocation Fund
Exhibit (d)(16)	Amended and Restated Investment Advisory Agreement - Janus Henderson Small Cap Value Fund
Exhibit (d)(35)	Amended and Restated Investment Advisory Agreement - Janus Henderson Short Duration Flexible Bond Fund
Exhibit (h)(16)	Expense Limitation Agreement
Exhibit (h)(21)	Expense Limitation Agreement - Janus Henderson Short Duration Flexible Bond Fund
Exhibit (j)(1)	Consent of PricewaterhouseCoopers LLP
Exhibit (p)(1)	Janus Henderson Code of Ethics
Exhibit (q)(1)	Powers of Attorney

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